   As filed with the Securities and Exchange Commission on October 18, 1996
                                                    Registration No. 33-26305
-----------------------------------------------------------------------------



                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   Form N-1A

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        [x]


                        PRE-EFFECTIVE AMENDMENT NO. __                  [ ]

                        POST-EFFECTIVE AMENDMENT NO. 23                 [x]


                                      and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [x]


                               AMENDMENT NO. 25                         [x]


                        ______________________________

                           COMPASS CAPITAL FUNDS/SM/

                          (Formerly, The PNC(R) Fund)

              (Exact Name of Registrant as Specified in Charter)

Bellevue Corporate Center                        Morgan R. Jones, Esq.
400 Bellevue Parkway                             Drinker Biddle & Reath
Suite 100                                        PNB Building
Wilmington, Delaware 19809                       1345 Chestnut Street
 (Address of Principal Executive                 Philadelphia, PA 19107
  Offices)                                       (Name and Address of Agent
Registrant's Telephone Number:                    for Service)
  (302) 792-2555
                         ____________________________

It is proposed that this filing will become effective (check appropriate box)
     [ ] immediately upon filing pursuant to paragraph (b)
     [ ] on (date) pursuant to paragraph (b)
     [ ] 60 days after filing pursuant to paragraph (a)(i)
     [ ] on (date) pursuant to paragraph (a)(i)
     [x] 75 days after filing pursuant to paragraph (a)(ii)
     [ ] on (date) pursuant to paragraph (a)(ii) of rule 485.

If appropriate, check the following box:

     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


     Registrant has previously registered an indefinite number of shares of beneficial interest under the Securities Act of 1933, as amended, pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. Registrant's initial 24f-2 Notice for the fiscal year ended September 30, 1995 for all investment portfolios then existing was filed on November 14, 1995. Registrant's 24f-2 Notices for the fiscal period ended January 31, 1996 for its International Bond, New Jersey Municipal Money Market and New

Jersey Tax-Free Income Portfolios were filed on February 12, 1996 and March 28, 1996. Registrant's 24f-2 Notices for the fiscal period ended March 31, 1996 for its Multi-Sector Mortgage Securities Portfolio III, Short Government Bond Portfolio and Core Bond Portfolio were filed on April 25, 1996 and May 28, 1996.

     This Registration Statement has also been executed by The DFA Investment Trust Company.

                           COMPASS CAPITAL FUNDS/SM/
             (INSTITUTIONAL SHARES OF THE MONEY MARKET PORTFOLIO,
             U.S. TREASURY MONEY MARKET PORTFOLIO, MUNICIPAL MONEY MARKET PORTFOLIO, NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO,
        NORTH CAROLINA MUNICIPAL MONEY MARKET PORTFOLIO, OHIO MUNICIPAL
          MONEY MARKET PORTFOLIO, PENNSYLVANIA MUNICIPAL MONEY MARKET
           PORTFOLIO, AND VIRGINIA MUNICIPAL MONEY MARKET PORTFOLIO)
                             CROSS REFERENCE SHEET


FORM N-1A ITEM                                     LOCATION
--------------                                     --------

      PART A                                       PROSPECTUS

1.    Cover page.............................      Cover Page

2.    Synopsis...............................      What Are The Expenses Of
                                                   The Portfolios?

3.    Condensed Financial Information........      What Are The Portfolios'
                                                   Financial Highlights?

4.    General Description of Registrant......      Cover Page; What Are The
                                                   Portfolios?; What Additional
                                                   Investment Policies Apply?;
                                                   What Are The Portfolios'
                                                   Fundamental Investment
                                                   Limitations?

5.    Management of the Fund.................      Who Manages The Fund?

5A.   Managements Discussion of Fund
        Performance..........................      Inapplicable

6.    Capital Stock and Other Securities.....      How Frequently Are Dividends
                                                   And Distributions Made To
                                                   Investors?; How Are Fund
                                                   Distributions Taxed?; How Is
                                                   The Fund Organized?

7.    Purchase of Securities Being Offered...      How Are Shares Purchased And
                                                   Redeemed?; How Is Net Asset
                                                   Value Calculated?; How Is The
                                                   Fund Organized?

8.    Redemption or Repurchase...............      How Are Shares Purchased and
                                                   Redeemed?

9.    Legal Proceedings......................      Inapplicable

The Money Market Portfolios Institutional Shares
                                                            January 1, 1997
--------------------------------------------------------------------------------

                Compass Capital Funds SM ("Compass Capital" or the "Fund") consist of thirty investment portfolios. This Prospectus de-scribes the Institutional Shares of eight of those portfolios (the "Portfolios"):

                 Money Market Portfolio
                 U.S. Treasury Money Market Portfolio
                 Municipal Money Market Portfolio
                 New Jersey Municipal Money Market Portfolio
                 North Carolina Municipal Money Market Portfolio
                 Ohio Municipal Money Market Portfolio
                 Pennsylvania Municipal Money Market Portfolio

                 Virginia Municipal Money Market Portfolio

                This Prospectus contains information that a prospective in-vestor needs to know before investing. Please keep it for fu-ture reference. A Statement of Additional Information dated
                January   , 1997 has been filed with the Securities and Ex-
                change Commission (the "SEC"). The Statement of Additional In-formation may be obtained free of charge from the Fund by calling (800) 441-7764. The Statement of Additional Informa-tion, as supplemented from time to time, is incorporated by reference into this Prospectus.

                SHARES OF THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, PNC BANK, NATIONAL ASSOCIATION OR ANY OTHER BANK AND ARE NOT INSURED BY, GUARANTEED BY, OBLI-GATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENTS IN THE PORTFOLIOS INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. THERE CAN BE NO ASSURANCE THAT THE PORTFOLIOS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

                The New Jersey, North Carolina, Ohio, Pennsylvania and Vir-ginia Municipal Money Market Portfolios may invest a signifi-cant percentage of their assets in a single issuer and, there-fore, investments in these Portfolios may be riskier than an investment in other types of money market funds.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. SHARES OF THE STATE-SPECIFIC MUNICIPAL PORTFOLIOS LISTED ABOVE ARE INTENDED ONLY FOR RESIDENTS OF THE RESPECTIVE STATES INDICATED.

The Money Market Portfolios Of Compass Capital Funds
--------------------------------------------------------------------------------
              The Money Market Portfolios of COMPASS CAPITAL FUNDS consist of eight short-term investment alternatives. Two of these Portfo-lios invest solely in taxable instruments, and six of these Portfolios invest in tax-exempt instruments. A detailed descrip-tion of each Portfolio begins on page 15.

              COMPASS            LIPPER PEER GROUP
              CAPITAL
              PORTFOLIO

                                 Institutional Money Market Instrument Funds

              Money Market
                                 Institutional U.S. Treasury Money Market
              U.S. Treasury       Funds
               Money Market      Institutional Tax-Exempt Money Market Funds
              Municipal
               Money Market      NJ Tax-Exempt Money Market Funds
              NJ Municipal
               Money Market      Other States Tax-Exempt Money Market Funds
              NC Municipal
               Money Market      Ohio Tax-Exempt Money Market Funds
              OH Municipal
               Money Market      PA Tax-Exempt Money Market Funds
              PA Municipal
               Money Market      Other States Tax-Exempt Money Market Funds
              VA Municipal
               Money Market

              PNC Asset Management Group, Inc. ("PAMG") serves as the Fund's investment adviser. PNC Institutional Management Corporation ("PIMC") serves as the sub-adviser to the Portfolios as de-scribed in this Prospectus.

UNDERSTANDING This Prospectus has been crafted to provide detailed, accurate
THE COMPASS   and comprehensive information on the Compass Capital Portfolios.
CAPITAL       We intend this document to be an effective tool as you explore
MONEY         different directions in money market investing. You may wish to
MARKET        use the table of contents on page 4 to find descriptions of the
PORTFOLIOS    Portfolios, including the investment objectives, portfolio man-
              agement styles, risks and charges and expenses.

CONSIDERING   There can be no assurance that any mutual fund will achieve its
THE RISKS     investment objective, or that any Portfolio will be able to
IN MONEY      maintain a stable net asset value of $1.00 per share. Certain
MARKET        Portfolios may invest in U.S. dollar-denominated instruments of
INVESTING     foreign issuers or municipal securities backed by the credit of foreign banks, which may be subject to risks in addition to those inherent in U.S. investments. Each state-specific munici-pal Portfolio will concentrate in the securities of issuers lo-cated in a particular state, and is non-diversified, which means that its performance may be dependent upon the performance of a smaller number of securities than the other Portfolios, which are considered diversified. See "What Additional Investment Pol-icies And Risks Apply?"

INVESTING     For information on how to purchase and redeem shares of the
IN THE        Portfolios, see "How Are Shares Purchased And Redeemed?"
COMPASS
CAPITAL
FUNDS

Asking The Key Questions
--------------------------------------------------------------------------------

                                                                          PAGE
            What Are The Expenses Of The Portfolios?.....................   5
            What Are The Portfolios' Financial Highlights?...............   7
            What Are The Portfolios?.....................................  15
            What Additional Investment Policies And Risks Apply?.........  19
            What Are The Portfolios' Fundamental Investment
             Limitations?................................................  25
            Who Manages The Fund?........................................  27
            How Are Shares Purchased And Redeemed?.......................  30
            How Is Net Asset Value Calculated?...........................  32
            How Frequently Are Dividends And Distributions Made To
             Investors?..................................................  33
            How Are Fund Distributions Taxed?............................  34
            How Is The Fund Organized?...................................  39
            How Is Performance Calculated?...............................  40
            How Can I Get More Information?..............................  41

What Are The Expenses Of The Portfolios?
--------------------------------------------------------------------------------

Below is a summary of the annual operating expenses incurred by Institutional Shares of the Portfolios after fee waivers for the twelve month period ended September 30, 1996 as a percentage of average daily net assets. The figures shown for the New Jersey Municipal Money Market Portfolio have been restated to reflect current expenses and fee waivers. An example based on the summary is also shown.

                                                                        NEW
                                                                      JERSEY
                                       U.S. TREASURY    MUNICIPAL    MUNICIPAL
                              MONEY        MONEY          MONEY        MONEY
                             MARKET       MARKET         MARKET       MARKET
                            PORTFOLIO    PORTFOLIO      PORTFOLIO    PORTFOLIO
ANNUAL PORTFOLIO OPERATING
 EXPENSES
 (AS A PERCENTAGE OF AVERAGE NET
 ASSETS)
Advisory fees (after fee
 waivers) (/1/)                   .06%           .06%           .06%       .05%
Other operating expenses          .23            .23            .23        .24
                                 ----         ------         ------       ----
 Administration fees (after
  fee waivers)(/1/)          .13          .12            .11          .02
 Other expenses              .10          .11            .12          .22
                            ----       ------         ------         ----
Total Portfolio operating
 expenses (after fee
 waivers)(/1/)                    .29%           .29%           .29%       .29%
                                 ====         ======         ======       ====
                              NORTH
                            CAROLINA       OHIO       PENNSYLVANIA   VIRGINIA
                            MUNICIPAL    MUNICIPAL      MUNICIPAL    MUNICIPAL
                              MONEY        MONEY          MONEY        MONEY
                             MARKET       MARKET         MARKET       MARKET
                            PORTFOLIO    PORTFOLIO      PORTFOLIO    PORTFOLIO
ANNUAL PORTFOLIO OPERATING
 EXPENSES
 (AS A PERCENTAGE OF AVERAGE NET
 ASSETS)
Advisory fees (after fee
 waivers)(/1/)                    .06%           .06%           .06%       .05%
Other operating expenses          .23            .23            .23        .24
                                 ----         ------         ------       ----
 Administration fees (after
  fee waivers)(/1/)          .05          .10            .12          .02
 Other expenses              .18          .13            .11          .22
                            ----       ------         ------         ----
Total Portfolio operating
 expenses (after fee
 waivers)(/1/)                    .29%           .29%           .29%       .29%
                                 ====         ======         ======       ====

(1) Without waivers, advisory fees would be .44% for the Money Market Portfolio and .45% for each of the other Portfolios and administration fees would be .17% for the Money Market Portfolio and .18% for each of the other Portfo-lios. PAMG and the Portfolios' administrators are under no obligation to waive or continue waiving their fees, but have informed the Fund that they expect to waive fees as necessary to maintain the Portfolios' total operat-ing expenses during the remainder of the current fiscal year at the levels set forth in the table. Without waivers, "Other operating expenses" would be .26%, .28%, .29%, .39%, .35%, .30%, .28% and .39%, respectively, and
    "Total Portfolio operating expenses" would be .70%, .73%, .74%, .84%, .80%, .75%, .73% and .84%, respectively.

EXAMPLE

An investor in Institutional Shares would pay the following expenses on a $1,000 investment assuming (1) a 5% annual return, and (2) redemption at the end of each time period:

                          ONE YEAR THREE YEARS FIVE YEARS TEN YEARS
Money Market                $ 3        $ 9        $16        $37
U.S. Treasury Money
 Market                       3          9         16         37
Municipal Money Market        3          9         16         37
New Jersey Municipal
 Money Market                 3          9         16         37
North Carolina Municipal
 Money Market                 3          9         16         37
Ohio Municipal Money
 Market                       3          9         16         37
Pennsylvania Municipal
 Money Market                 3          9         16         37
Virginia Municipal Money
 Market                       3          9         16         37

The foregoing Table and Example are intended to assist investors in understand-ing the expenses the Portfolios pay. Investors bear these expenses either di-rectly or indirectly. They do not reflect any charges that may be imposed by affiliates of the Portfolios' investment adviser or other institutions directly on their customer accounts in connection with investments in the Portfolios.

THE EXAMPLE SHOWN ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE IN-VESTMENT RETURN OR OPERATING EXPENSES. ACTUAL INVESTMENT RETURN AND OPERATING EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

What Are The Portfolios' Financial Highlights?
--------------------------------------------------------------------------------

              The following financial information has been derived from the financial statements incorporated by reference into the State-ment of Additional Information, and has been audited by the Portfolios' independent accountant. This financial information should be read together with those financial statements. Further information about the performance of the Portfolios is available in the Fund's annual shareholder reports. Both the Statement of Additional Information and the annual shareholder reports may be obtained from the Fund free of charge by calling (800) 441-7764.

Financial Highlights
--------------------------------------------------------------------------------
(FOR AN INSTITUTIONAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                             MONEY MARKET PORTFOLIO

                                                                  FOR THE
                                                                  PERIOD
                                      YEAR     YEAR      YEAR    8/2/93/1/
                                      ENDED   ENDED     ENDED     THROUGH
                                     9/30/96 9/30/95   9/30/94    9/30/93
NET ASSET VALUE AT BEGINNING OF
 PERIOD                                $     $   1.00  $   1.00  $   1.00
                                       ---   --------  --------  --------
Income from investment operations
 Net investment income                         0.0564    0.0359    0.0054
 Net realized gain (loss) on
  investments                                     - -       - -       - -
                                       ---   --------  --------  --------
 Total from investment operations              0.0564    0.0359    0.0054
                                       ---   --------  --------  --------
LESS DISTRIBUTIONS
 Distributions from net investment
  income                                      (0.0564)  (0.0359)  (0.0054)
 Distributions from net realized
  capital gains                                   - -       - -       - -
                                       ---   --------  --------  --------
 Total distributions                          (0.0564)  (0.0359)  (0.0054)
                                       ---   --------  --------  --------
NET ASSET VALUE AT END OF PERIOD       $     $   1.00  $   1.00  $   1.00
                                       ===   ========  ========  ========
Total return                             %       5.79%     3.64%     0.54%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of period (in
  thousands)                           $     $654,157  $502,972  $435,586
 Ratios of expenses to average net
  assets
 After advisory/administration fee
  waivers                                %       0.27%     0.25%     0.27%/2/
 Before advisory/administration fee
  waivers                                %       0.64%     0.66%     0.38%/2/
 Ratios of net investment income to
  average net assets
 After advisory/administration fee
  waivers                                %       5.66%     3.64%     3.01%/2/
 Before advisory/administration fee
  waivers                                %       5.28%     3.23%     2.90%/2/

/1/Commencement of operations of share class.
/2/Annualized.

--------------------------------------------------------------------------------
(FOR AN INSTITUTIONAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                      U.S. TREASURY MONEY MARKET PORTFOLIO
               (FORMERLY, THE GOVERNMENT MONEY MARKET PORTFOLIO)

                                                                  FOR THE
                                                                  PERIOD
                                      YEAR     YEAR      YEAR    8/2/93/1/
                                      ENDED   ENDED     ENDED     THROUGH
                                     9/30/96 9/30/95   9/30/94    9/30/93
NET ASSET VALUE AT BEGINNING OF
 PERIOD                                $     $   1.00  $   1.00  $   1.00
                                       ---   --------  --------  --------
Income from investment operations
 Net investment income                         0.0555    0.0357    0.0049
 Net realized gain (loss) on
  investments                                     - -       - -       - -
                                       ---   --------  --------  --------
 Total from investment operations              0.0555    0.0357    0.0049
                                       ---   --------  --------  --------
LESS DISTRIBUTIONS
 Distributions from net investment
  income                                      (0.0555)  (0.0357)  (0.0049)
 Distributions from net realized
  capital gains                                   - -       - -       - -
                                       ---   --------  --------  --------
 Total distributions                          (0.0555)  (0.0357)  (0.0049)
                                       ---   --------  --------  --------
NET ASSET VALUE AT END OF PERIOD       $     $   1.00  $   1.00  $   1.00
                                       ===   ========  ========  ========
Total return                             %       5.69%     3.63%     0.49%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of period (in
  thousands)                           $     $120,540  $ 37,519  $ 13,513
 Ratios of expenses to average net
  assets
 After advisory/administration fee
  waivers                                %       0.27%     0.25%     0.25%/2/
 Before advisory/administration fee
  waivers                                %       0.69%     0.70%     0.38%/2/
 Ratios of net investment income to
  average net assets
 After advisory/administration fee
  waivers                                %       5.64%     3.69%     3.01%/2/
 Before advisory/administration fee
  waivers                                %       5.22%     3.24%     2.88%/2/

/1/Commencement of operations of share class.
/2/Annualized.

--------------------------------------------------------------------------------
(FOR AN INSTITUTIONAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                        MUNICIPAL MONEY MARKET PORTFOLIO

                                                                  FOR THE
                                                                  PERIOD
                                      YEAR     YEAR      YEAR    8/2/93/1/
                                      ENDED   ENDED     ENDED     THROUGH
                                     9/30/96 9/30/95   9/30/94    9/30/93
NET ASSET VALUE AT BEGINNING OF
 PERIOD                                $     $   1.00  $   1.00  $   1.00
                                       ---   --------  --------  --------
Income from investment operations
 Net investment income                         0.0364    0.0246    0.0040
 Net realized gain (loss) on
  investments                                     - -       - -       - -
                                       ---   --------  --------  --------
 Total from investment operations              0.0364    0.0246    0.0040
                                       ---   --------  --------  --------
LESS DISTRIBUTIONS
 Distributions from net investment
  income                                      (0.0364)  (0.0246)  (0.0040)
 Distributions from net realized
  capital gains                                   - -       - -       - -
                                       ---   --------  --------  --------
 Total distributions                          (0.0364)  (0.0246)  (0.0040)
                                       ---   --------  --------  --------
NET ASSET VALUE AT END OF PERIOD       $     $   1.00  $   1.00  $   1.00
                                       ===   ========  ========  ========
Total return                             %       3.70%     2.48%     0.40%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of period (in
  thousands)                           $     $ 53,778  $ 30,608  $ 39,148
 Ratios of expenses to average net
  assets
 After advisory/administration fee
  waivers                                %       0.27%     0.25%     0.25%/2/
 Before advisory/administration fee
  waivers                                %       0.71%     0.73%     0.36%/2/
 Ratios of net investment income to
  average net assets
 After advisory/administration fee
  waivers                                %       3.64%     2.48%     2.45%/2/
 Before advisory/administration fee
  waivers                                %       3.20%     2.01%     2.34%/2/

/1/Commencement of operations of share class.
/2/Annualized.

--------------------------------------------------------------------------------
(FOR AN INSTITUTIONAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                     OHIO MUNICIPAL MONEY MARKET PORTFOLIO

                                                                  FOR THE
                                                                   PERIOD
                                      YEAR     YEAR      YEAR    6/10/93/1/
                                      ENDED   ENDED     ENDED     THROUGH
                                     9/30/96 9/30/95   9/30/94    9/30/93
NET ASSET VALUE AT BEGINNING OF
 PERIOD                                $     $   1.00  $   1.00   $   1.00
                                       ---   --------  --------   --------
Income from investment operations
 Net investment income                         0.0363    0.0252     0.0073
 Net realized gain (loss) on
  investments                                     - -       - -        - -
                                       ---   --------  --------   --------
 Total from investment operations              0.0363    0.0252     0.0073
                                       ---   --------  --------   --------
LESS DISTRIBUTIONS
 Distributions from net investment
  income                                      (0.0363)  (0.0252)   (0.0073)
 Distributions from net realized
  capital gains                                   - -       - -        - -
                                       ---   --------  --------   --------
 Total distributions                          (0.0363)  (0.0252)   (0.0073)
                                       ---   --------  --------   --------
NET ASSET VALUE AT END OF PERIOD       $     $   1.00  $   1.00   $   1.00
                                       ===   ========  ========   ========
Total return                             %       3.69%     2.55%      0.73%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of period (in
  thousands)                           $     $ 23,679  $ 10,521   $ 12,026
 Ratios of expenses to average net
  assets
 After advisory/administration fee
  waivers                                %       0.27%     0.13%      0.10%/2/
 Before advisory/administration fee
  waivers                                %       0.73%     0.77%      0.83%/2/
 Ratios of net investment income to
  average net assets
 After advisory/administration fee
  waivers                                %       3.66%     2.56%      2.45%/2/
 Before advisory/administration fee
  waivers                                %       3.20%     1.93%      1.72%/2/

/1/Commencement of operations of share class.
/2/Annualized.

--------------------------------------------------------------------------------
(FOR AN INSTITUTIONAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                 PENNSYLVANIA MUNICIPAL MONEY MARKET PORTFOLIO

                                                                  FOR THE
                                                                  PERIOD
                                      YEAR     YEAR      YEAR    6/1/93/1/
                                      ENDED   ENDED     ENDED     THROUGH
                                     9/30/96 9/30/95   9/30/94    9/30/93
NET ASSET VALUE AT BEGINNING OF
 PERIOD                                $     $   1.00  $   1.00  $   1.00
                                       ---   --------  --------  --------
Income from investment operations
 Net investment income                         0.0355    0.0247    0.0078
 Net realized gain (loss) on
  investments                                     - -       - -       - -
                                       ---   --------  --------  --------
 Total from investment operations              0.0355    0.0247    0.0078
                                       ---   --------  --------  --------
LESS DISTRIBUTIONS
 Distributions from net investment
  income                                      (0.0355)  (0.0247)  (0.0078)
 Distributions from net realized
  capital gains                                   - -       - -       - -
                                       ---   --------  --------  --------
 Total distributions                          (0.0355)  (0.0247)  (0.0078)
                                       ---   --------  --------  --------
NET ASSET VALUE AT END OF PERIOD       $     $   1.00  $   1.00  $   1.00
                                       ===   ========  ========  ========
Total return                             %       3.61%     2.49%     0.78%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of period (in
  thousands)                           $     $233,414  $158,102  $  2,242
 Ratios of expenses to average net
  assets
 After advisory/administration fee
  waivers                                %       0.26%     0.16%     0.09%/2/
 Before advisory/administration fee
  waivers                                %       0.68%     0.73%     0.97%/2/
 Ratios of net investment income to
  average net assets
 After advisory/administration fee
  waivers                                %       3.54%     2.64%     2.15%/2/
 Before advisory/administration fee
  waivers                                %       3.12%     2.07%     1.27%/2/

/1/Commencement of operations of share class.
/2/Annualized.

--------------------------------------------------------------------------------
(FOR AN INSTITUTIONAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                NORTH CAROLINA MUNICIPAL              VIRGINIA MUNICIPAL
                                 MONEY MARKET PORTFOLIO             MONEY MARKET PORTFOLIO
                                                        FOR THE                      FOR THE
                                                        PERIOD                        PERIOD
                            YEAR     YEAR      YEAR    5/4/93/1/   YEAR     YEAR    7/25/94/1/
                            ENDED   ENDED     ENDED     THROUGH    ENDED   ENDED     THROUGH
                           9/30/96 9/30/95   9/30/94    9/30/93   9/30/96 9/30/95    9/30/94
NET ASSET VALUE AT
 BEGINNING OF PERIOD         $     $   1.00  $   1.00  $   1.00     $     $   1.00   $   1.00
                             ---   --------  --------  --------     ---   --------   --------
Income from investment
 operations
 Net investment income               0.0359    0.0249    0.0097             0.0368     0.0053
 Net realized gain (loss)
  on investments                        - -       - -       - -                - -        - -
                             ---   --------  --------  --------     ---   --------   --------
 Total from investment
  operations                         0.0359    0.0249    0.0097             0.0368     0.0053
                             ---   --------  --------  --------     ---   --------   --------
LESS DISTRIBUTIONS
 Distributions from net
  investment income                 (0.0359)  (0.0249)  (0.0097)           (0.0368)   (0.0053)
 Distributions from net
  realized capital gains                - -       - -       - -                - -        - -
                             ---   --------  --------  --------     ---   --------   --------
 Total distributions                (0.0359)  (0.0249)  (0.0097)                      (0.0053)
                             ---   --------  --------  --------     ---   --------   --------
NET ASSET VALUE AT END OF
 PERIOD                      $     $   1.00  $   1.00  $   1.00     $     $   1.00   $   1.00
                             ===   ========  ========  ========     ===   ========   ========
Total return                   %       3.65%     2.52%     0.97%      %       3.74%      0.53%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of
  period (in thousands)      $     $ 76,673  $ 69,673  $ 34,135     $     $ 24,409   $ 13,831
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                  %       0.21%     0.10% 0.10%/2/       %       0.10%      0.10%/2/
 Before
  advisory/administration
  fee waivers                  %       0.74%     0.76% 0.81%/2/       %       0.95%      1.02%/2/
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers                  %       3.61%     2.53% 2.35%/2/       %       3.71%      2.89%/2/
 Before
  advisory/administration
  fee waivers                  %       3.08%     1.87% 1.64%/2/       %       2.86%      1.97%/2/

/1/Commencement of operations of share class.
/2/Annualized.

--------------------------------------------------------------------------------

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                  NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO+

                                                       FOR THE  FOR THE
                                                       PERIOD    PERIOD
                                                       2/1/96  1/16/96/1/
                                                       THROUGH  THROUGH
                                                       9/30/96  1/31/96
NET ASSET VALUE AT BEGINNING OF PERIOD                  $1.00    $ 1.00
                                                        -----    ------
Income from investment operations
 Net investment income                                    - -      0.00
 Net realized gain (loss) on investments                  - -       - -
                                                        -----    ------
 Total from investment operations                         - -      0.00
                                                        -----    ------
LESS DISTRIBUTIONS
 Distributions from net investment income                 - -     (0.00)
                                                        -----    ------
 Distributions from net realized capital gains            - -       - -
                                                        -----    ------
 Total distributions                                      - -     (0.00)
NET ASSET VALUE AT END OF PERIOD                        $1.00    $ 1.00
                                                        =====    ======
Total return                                              - -%     3.07%/2/
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of period (in thousands)             $ - -    $4,195
 Ratios of expenses to average net assets
 After advisory/administration fee waivers                - -%     0.29%/2/
 Before advisory/administration fee waivers               - -%     0.78%/2/
 Ratios of net investment income to average net assets
 After advisory/administration fee waivers                - -%     3.07%/2/
 Before advisory/administration fee waivers               - -%     2.58%/2/

+The Portfolio commenced operations on July 1, 1991 as the New Jersey Municipal Money Market Fund, a separate investment portfolio (the "Predecessor New Jersey Municipal Money Market Portfolio") of Compass Capital Group, which was orga-nized as a Massachusetts business trust. On January 13, 1996, the assets and liabilities of the Predecessor New Jersey Municipal Money Market Portfolio were transferred to this Portfolio, and were combined with the assets of a pre-ex-isting portfolio of investments maintained by the Fund.

/1/Commencement of operations of share class.
/2/Annualized.

What Are The Portfolios?
--------------------------------------------------------------------------------

MONEY         The investment objective of the Money Market Portfolio is to
MARKET        provide as high a level of current interest income as is consis-
PORTFOLIO     tent with maintaining liquidity and stability of principal. The
              Portfolio may invest in a broad range of short-term, high quali-ty, U.S. dollar-denominated instruments, such as government, bank, commercial and other obligations, that are available in the money markets. In particular, the Portfolio may invest in:

              (A) U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets in excess of $1 billion (including obliga-tions of foreign branches of such banks);

              (B) high quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other is-suers rated (at the time of purchase) A-2 or higher by Stan-dard & Poor's Ratings Group ("S&P"), Prime-2 or higher by Moody's Investors Service, Inc. ("Moody's"), Duff 2 or higher by Duff & Phelps Credit Co. ("D&P"), F-2 or higher by Fitch Investors Service, Inc. ("Fitch") or TBW-2 or higher by Thomson BankWatch, Inc. ("TBW"), as well as high quality corporate bonds rated (at the time of purchase) AA or higher by S&P, D&P, Fitch or TBW or Aa or higher by Moody's;

              (C) unrated notes, paper and other instruments that are of com-
                  parable quality as determined by the Portfolio's sub-adviser under guidelines established by the Fund's Board of Trust-ees;

              (D) asset-backed securities (including interests in pools of as-
                  sets such as mortgages, installment purchase obligations and credit card receivables);

              (E) securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentali-ties and related custodial receipts;

              (F) dollar-denominated securities issued or guaranteed by for-
                  eign governments or their political subdivisions, agencies or instrumentalities;

              (G) guaranteed investment contracts issued by highly-rated U.S.
                  insurance companies;

              (H) securities issued or guaranteed by state or local governmen-
                  tal bodies; and

              (I) repurchase agreements relating to the above instruments.

U.S. TREASURY   The investment objective of the U.S. Treasury Money Market
MONEY MARKET    Portfolio is to provide as high a level of current interest
PORTFOLIO       income as is consistent with maintaining liquidity and stabil-
                ity of principal. It pursues this objective by investing ex-clusively in short-term bills, notes and other obligations is-sued or guaranteed by the U.S. Treasury and repurchase agree-ments relating to such obligations.

MUNICIPAL       The investment objective of the Municipal Money Market Portfo-
PORTFOLIOS      lio is to provide as high a level of current interest income exempt from Federal income taxes as is consistent with main-taining liquidity and stability of principal. It pursues this objective by investing substantially all of its assets in short-term obligations issued by or on behalf of states, ter-ritories and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instru-mentalities and authorities ("Municipal Obligations").

                The investment objective of the New Jersey Municipal Money Market Portfolio, North Carolina Municipal Money Market Port-folio, Ohio Municipal Money Market Portfolio, Pennsylvania Mu-nicipal Money Market Portfolio and Virginia Municipal Money Market Portfolio (the "State-Specific Municipal Portfolios") is, for each Portfolio, to seek as high a level of current in-come exempt from Federal, and to the extent possible, state income tax of the specific state in which a Portfolio concen-trates, as is consistent with maintaining liquidity and sta-bility of principal.

                The Municipal Money Market Portfolio and the State-Specific Municipal Portfolios (together, the "Municipal Portfolios") seek to achieve their investment objectives by primarily in-vesting in:

                (A) fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by S&P, AA or higher by D&P or F-2 or higher by Fitch;

                (B) tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody's, A-2 or higher by S&P, Duff 2 or higher by D&P or F-2 or higher by Fitch;

                (C) municipal bonds rated Aa or higher by Moody's or AA or higher by S&P, D&P or Fitch;

                (D) unrated notes, paper or other instruments that are of com-
                    parable quality as determined by the Portfolios' sub-ad-viser under guidelines established by the Fund's Board of Trustees; and

                (E) municipal bonds and notes which are guaranteed as to prin-
                    cipal and interest by the U.S. Government or an agency or instrumentality thereof or which otherwise depend directly or indirectly on the credit of the United States.

              During normal market conditions, at least 80% of each Municipal Portfolio's net assets will be invested in securities which are Municipal Obligations. In addition, under normal conditions each State-Specific Municipal Portfolio intends to invest at least 65% of its net assets in Municipal Obligations of issuers lo-cated in the particular state indicated by its name ("State-Spe-cific Obligations"). The Municipal Money Market Portfolio in-tends, on the other hand, to invest less than 25% of its total assets in Municipal Obligations of issuers located in the same state. During temporary defensive periods, each Municipal Port-folio may invest without limitation in obligations that are not Municipal Obligations and may hold without limitation uninvested cash reserves.

              Each State-Specific Portfolio may invest without limitation in private activity bonds the interest on which is an item of tax preference for purposes of the Federal alternative minimum tax ("AMT Paper"). The Municipal Money Market Portfolio may invest up to 20% of its total assets in AMT Paper when added together with any taxable investments held by the Portfolio. Interest on AMT Paper that is received by taxpayers subject to the Federal alternative minimum tax is taxable.

              Each Municipal Portfolio may invest 25% or more of its assets in Municipal Obligations the interest on which is paid solely from revenues of similar projects. To the extent a Portfolio's assets are invested in Municipal Obligations payable from the revenues of similar projects or are invested in private activity bonds, the Portfolio will be subject to the peculiar risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than it would be if its assets were not so invested.

              QUALITY, MATURITY AND DIVERSIFICATION. All securities acquired by the Portfolios will be determined at the time of purchase by the Portfolios' sub-adviser, under guidelines established by the Fund's Board of Trustees, to present minimal credit risks and will be "Eligible Securities" as defined by the SEC. Eligible Securities are (a) securities that either (i) have short-term debt ratings at the time of purchase in the two highest rating categories by at least two unaffiliated nationally recognized statistical rating organizations ("NRSROs") (or one NRSRO if the security is rated by only one NRSRO), or (ii) are comparable in priority and security with an instrument issued by an issuer which has such ratings, and (b) securities that are unrated (in-cluding securities of issuers that have long-term but not short-term ratings) but are of comparable quality as determined in ac-cordance with guidelines approved by the Board of Trustees.

                Each Portfolio is managed so that the average maturity of all instruments held by it (on a dollar-weighted basis) will not exceed 90 days. In no event will a Portfolio purchase securi-ties which mature more than 397 days from the date of purchase (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements). Securities in which the Portfolios invest may not earn as high a level of income as longer term or lower quality securities, which gen-erally have greater market risk and more fluctuation in market value.

                The Money Market, U.S. Treasury Money Market and Municipal Money Market Portfolios are classified as diversified portfo-lios, and the State-Specific Municipal Portfolios are classi-fied as non-diversified portfolios, under the Investment Com-pany Act of 1940 (the "1940 Act"). Investment returns on a non-diversified portfolio typically are dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a di-versified portfolio. In addition, because the State-Specific Municipal Portfolios concentrate their investments in obliga-tions of issuers located in particular states, investments in these Portfolios may be riskier than an investment in other money market funds.

What Additional Investment Policies And Risks Apply?
--------------------------------------------------------------------------------

CORPORATE AND BANK OBLIGATIONS. To the extent consistent with their investment objectives, the Portfolios may invest in debt obligations of domestic or for-eign corporations and banks, and may acquire commercial obligations issued by Canadian corporations and Canadian counterparts of U.S. corporations, as well as Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer. Bank obligations may include certificates of deposit, notes, bankers' acceptances and fixed time deposits. These obligations may be general obliga-tions of the parent bank or may be limited to the issuing branch or subsidiary by the terms of the specific obligation or by government regulation. The Money Market Portfolio may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets. The obli-gations of foreign issuers may involve certain risks in addition to those of domestic issuers, including higher transaction costs, less complete financial information, less stringent regulatory requirements and less market liquidity.

Commercial paper issues include securities issued by corporations without reg-istration under the Securities Act of 1933 (the "1933 Act") in reliance on the exemption in Section 3(a)(3), and commercial paper issued in reliance on the so-called "private placement" exemption in Section 4(2) ("Section 4(2) paper").
Section 4(2) paper is restricted as to disposition under the Federal securities laws in that any resale must similarly be made in an exempt transaction. Sec-tion 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers which make a market in Section 4(2) paper, thus providing liquidity.

U.S. GOVERNMENT OBLIGATIONS. To the extent consistent with their investment ob-jectives, the Portfolios may also purchase obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. Obligations of cer-tain agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the United States. Others are backed by the right of the issuer to borrow from the U.S. Treasury or are backed only by the credit of the agency or instrumentality issuing the obligation.

MUNICIPAL OBLIGATIONS. The two principal classifications of Municipal Obliga-tions are "general obligation" securities and "revenue" securities. General ob-ligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue se-curities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being fi-nanced. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal Obligations may also in-clude "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Also included within the general category of Municipal Obligations are partici-pation certificates in a lease, an installment purchase contract, or a condi-tional sales contract ("lease obligations") entered into by a state or politi-cal subdivision to finance the acquisition or construction of equipment, land or facilities. Although lease obligations are not general obligations of the issuer for which the state or other governmental body's unlimited taxing power is pledged, certain lease obligations are backed by a covenant to appropriate money to make the lease obligation payments. However, under certain lease obli-gations, the state or governmental body has no obligation to make these pay-ments in future years unless money is appropriated on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, dis-position of the property in the event of foreclosure might prove difficult. These securities represent a relatively new type of financing that is not yet as marketable as more conventional securities.

Each Municipal Portfolio may acquire "stand-by commitments" with respect to Mu-nicipal Obligations held by it. Under a stand-by commitment, a dealer agrees to purchase at the Portfolio's option specific Municipal Obligations at a speci-fied price. The acquisition of a stand-by commitment may increase the cost, and thereby reduce the yield, of the Municipal Obligation to which such commitment relates.

The amount of information regarding the financial condition of issuers of Mu-nicipal Obligations may be less extensive than the information for public cor-porations, and the secondary market for Municipal Obligations may be less liq-uid than that for taxable obligations. In addition, Municipal Obligations pur-chased by the Portfolios include obligations backed by letters of credit and other forms of credit enhancement issued by domestic and foreign banks, as well as other financial institutions. Changes in the credit quality of these insti-tutions could cause loss to a Municipal Portfolio and affect its share price.

The Municipal Portfolios may invest in tax-exempt derivative securities relat-ing to Municipal Obligations, including tender option bonds, participations, beneficial interests in trusts and partnership interests.

Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from Federal or state income tax are rendered by counsel to the respective issuers or sponsors at the time of issuance. The Fund and its service providers will rely on such opinions and will not review independently the underlying proceedings relating to the issuance of Municipal Obligations or the bases for such opinions.

MORTGAGE-RELATED SECURITIES. Although under normal market conditions they do not expect to do so, each Portfolio may invest in mortgage-related securities issued by the U.S. Government or its agencies or instrumentalities or issued by private companies. Mortgage-related securities may include collateralized mort-gage obligations ("CMOs") issued by the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation or other U.S. Government agencies or instrumentalities or issued by private companies. In periods of falling inter-est rates, the rate of mortgage prepayments tends to increase. During these pe-riods, the reinvestment of prepayment proceeds by the particular Portfolio will generally be at lower rates than the rates on the prepaid obligations.

VARIABLE AND FLOATING RATE INSTRUMENTS. Each Portfolio may purchase rated and unrated variable and floating rate instruments, which may have a stated matu-rity in excess of 13 months but will, in any event, permit a Portfolio to de-mand payment of the principal of the instrument at least once every 13 months upon not more than thirty days' notice (unless the instrument is guaranteed by the U.S. Government or an agency or instrumentality thereof). These instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the in-terest rate. Issuers of unrated variable and floating rate instruments must satisfy the same criteria as set forth above for the particular Portfolio.

REPURCHASE AGREEMENTS. Each Portfolio may agree to purchase securities from broker-dealers and financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The securities held subject to a repurchase agreement may have stated maturities exceeding 13 months, so long as the repurchase agreement itself matures in less than 13 months. Default by or bankruptcy of the seller would expose the Portfo-lio to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

GUARANTEED INVESTMENT CONTRACTS. The Money Market Portfolio may make limited investments in guaranteed investment contracts ("GICs") issued by highly rated U.S. insurance companies. Under these contracts, the Portfolio makes cash con-tributions to a deposit fund of the insurance company's general account. The insurance company then credits interest to the Portfolio on a monthly basis, which is based on an index (such as the Salomon Brothers CD Index), but is guaranteed not to be less than a certain minimum rate. The Money Market Portfo-lio does not expect to invest more than 5% of its net assets in GICs at any time during the current fiscal year.

WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS. Each Portfolio may purchase se-curities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions involve a commitment by a Port-folio to purchase or sell particular securities with payment and delivery tak-ing place at a future date (perhaps one or two months later), and permit a Portfolio to lock in a price or yield on a security it owns or intends to pur-chase, regardless of future changes in interest rates. When-issued and forward commitment transactions involve the risk, however, that the price or yield ob-tained in a transaction may be less favorable than the price or yield available in the market when the delivery takes place.

SECURITIES LENDING. A Portfolio may seek additional income by lending securi-ties on a short-term basis. The securities lending agreements will require that the loans be secured by collateral in cash, U.S. Government securities or ir-revocable bank letters of credit maintained on a current basis equal in value to at least the market value of the loaned securities. A Portfolio may not make such loans in excess of 33 1/3% of the value of its total assets. Securities loans involve risks of delay in receiving additional collateral or in recovering the loaned securities, or possibly loss of rights in the collateral if the borrower of the securities becomes insolvent.

REVERSE REPURCHASE AGREEMENTS. Each Portfolio may enter into reverse repurchase agreements for temporary purposes (such as to obtain cash to meet redemption requests when the liquidation of portfolio securities is deemed disadvantageous or inconvenient). A reverse repurchase agreement involves a sale by a Portfolio of securities that it holds concurrently with an agreement by the Portfolio to repurchase the same securities at an agreed-upon price and date. Reverse repur-chase agreements involve the risk that the market value of the securities sold by a Portfolio may decline below the price of the securities the Portfolio is obligated to repurchase.

INVESTMENT COMPANIES. In connection with the management of their daily cash po-sitions, the Portfolios may invest in securities issued by other investment companies which invest in short-term, high quality debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method of valuation. Securities of other investment companies will be acquired by a Portfolio within the limits prescribed by the 1940 Act. As a shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's ex-penses, including advisory fees. These expenses would be in addition to the ad-visory fees and other expenses the Portfolio bears directly in connection with its own operations.

UNINVESTED CASH RESERVES. Each Portfolio may hold uninvested cash reserves pending investment during temporary defensive periods or if, in the opinion of the Portfolios' sub-adviser, suitable obligations are unavailable. During nor-mal market periods, no more than 20% of a Portfolio's assets will be held uninvested. Uninvested cash reserves will not earn income.

ILLIQUID SECURITIES. No Portfolio will knowingly invest more than 10% of the value of its net assets in securities that are illiquid. Variable and floating rate instruments that cannot be disposed of within seven days, GICs, and repur-chase agreements and time deposits that do not provide for payment within seven days after notice, without taking a reduced price, are subject to this 10% lim-it. Each Portfolio may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accor-dance with Rule 144A under the 1933 Act. These securities will not be consid-ered illiquid so long as the sub-adviser determines that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio during any period that qualified institutional buyers become uninterested in purchasing these re-stricted securities.

STATE-SPECIFIC MUNICIPAL PORTFOLIOS--ADDITIONAL RISK CONSIDERATIONS. The con-centration of investments by the State-Specific Municipal Portfolios in State-Specific Obligations raises special investment considerations. Changes in the economic condition and governmental policies of a state and its political sub-divisions could adversely affect the value of a Portfolio's shares. Certain matters relating to the states in which the State-Specific Municipal Portfolios invest are described below. For further information, see "Special Consideration Regarding State-Specific Obligations" in the Statement of Additional Information.

Ohio. While diversifying more into the service and other non-manufacturing areas, the economy of Ohio continues to rely in part on durable goods manufac-turing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity in Ohio, as in many other industrially developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an im-portant segment of the Ohio economy with over half the State's area devoted to farming and approximately 15% of total employment in agribusiness. In prior years, the State's overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the 5.5% national figure. However, for the last four years the State rates were below the national rates (5.5% versus 6.1% in 1994). The unemployment rate and its effects vary among particular geographic areas of the State. There can be no assurance that future national, regional or state-wide economic difficulties and the resulting impact on State or local govern-ment finances generally will not adversely affect the market value of Ohio Mu-nicipal Obligations held in the Portfolio or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those obligations.

Pennsylvania. Although the General Fund of the Commonwealth (the principal op-erating fund of the Commonwealth) experienced deficits in fiscal 1990 and 1991, tax increases and spending decreases resulted in surpluses the following three years; as of June 30, 1994, the General Fund has a surplus of $892.9 million. The deficit in the Commonwealth's unreserved/undesignated funds also has been eliminated, and there was a surplus of $79.2 million as of June 30, 1994. Ris-ing unemployment, a relatively high proportion of persons 65 and older in the Commonwealth and court ordered increases in healthcare reimbursement rates place increased pressures on the tax resources of the Commonwealth and its mu-nicipalities. The Commonwealth has sold a substantial amount of bonds over the past several years, but the debt burden remains moderate. The recession has af-fected Pennsylvania's economic base, with income and job growth at levels below national averages. Employment growth has shifted to the trade and service sec-tors, with losses in more high-paid manufacturing positions. A new governor took office in January 1995, but the Commonwealth is likely to continue to show fiscal restraint.

North Carolina. Growth of North Carolina tax revenues slowed considerably dur-ing fiscal 1990-92 requiring tax increases and budget adjustments, including hiring freezes and restrictions, spending constraints, changes in the timing of certain collections and payments, and other short-term budget adjustments, that were needed to comply with North Carolina's constitutional mandate for a bal-anced budget. Fiscal years 1993, 1994 and 1995, however, ended with a positive General Fund balance each year. By law, 25% of such positive fund balance was required to be reserved in the General Fund of North Carolina as part of a "Savings Reserve" (subject to a maximum reserve of 5% of the preceding fiscal year's operating appropriation). An additional portion of such positive fund balance was reserved in the General Fund as part of a "Reserve for Repair and Renovation of State Facilities," leaving the remaining unrestricted fund bal-ance at the end of each such year available for future appropriations.

Virginia. Because of Northern Virginia, with its proximity to Washington, DC, and Hampton Roads, which has the nation's largest concentration of military in-stallations, the Federal govern-ment has a greater impact on Virginia relative to its size than any states other than Alaska and Hawaii. Virginia's economy has continued to grow over the last decade, and while per capita income has grown both faster and slower than the U.S. average from year to year, per capita income continues to be above the national average. Virginia's unreserved general fund balances have continued to grow in recent years from a low in 1991. The Virginia Constitution requires a balanced budget and, since 1993, the funding of a Revenue Stabilization Fund. Current debt levels are well below limits established by the Constitution.

New Jersey. The State of New Jersey generally has a diversified economic base consisting of, among others, commerce and service industries, selective commer-cial agriculture, insurance, tourism, petroleum refining and manufacturing, al-though New Jersey's manufacturing industry has experienced a downward trend in the last few years. New Jersey is a major recipient of Federal assistance and, of all the states, is among the highest in the amount of Federal aid received. Therefore, a decrease in Federal financial assistance may adversely affect the financial condition of New Jersey and its political subdivisions and instrumen-talities. While New Jersey's economic base has become more diversified over time and thus its economy appears to be less vulnerable during recessionary pe-riods, a recurrence of high levels of unemployment could adversely affect New Jersey's overall economy and the ability of New Jersey and its political subdi-visions and instrumentalities to meet their financial obligations. In addition, New Jersey maintains a balanced budget which restricts total appropriation in-creases to only 5% annually with respect to any municipality or county, the balanced budget plan may actually adversely affect a particular municipality's or county's ability to repay its obligations.

What Are The Portfolios' Fundamental Investment Limitations?
--------------------------------------------------------------------------------
A Portfolio's investment objective and policies may be changed by the Fund's Board of Trustees without shareholder approval. However, shareholders will be given at least 30 days' notice before any such change. No assurance can be pro-vided that a Portfolio will achieve its investment objective.

Each Portfolio has also adopted certain fundamental investment limitations that may be changed only with the approval of a "majority of the outstanding shares of a Portfolio" (as defined in the Statement of Additional Information). Sev-eral of the Portfolios' fundamental investment policies, which are set forth in full in the Statement of Additional Information, are summarized below.

No Portfolio may:

(1) purchase securities (except U.S. Government securities and related repur-chase agreements) if more than 5% of its total assets will be invested in the securities of any one issuer, except that up to 25% of a Portfolio's total assets may be invested without regard to this 5% limitation;

(2) invest 25% or more of its total assets in one or more issuers conducting their principal business activities in the same industry, except that the Money Market Portfolio will invest at least 25% of its total assets in ob-ligations of issuers in the banking industry or instruments secured by such obligations except during temporary defensive periods;

(3) borrow money except for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing. Whenever borrowings exceed 5% of a Portfolio's total assets, the Portfolio will not make any additional investments; and

(4) in the case of the Municipal Money Market Portfolio, invest less than 80% of its net assets in instruments the interest on which is exempt from regu-lar Federal income tax and not subject to the Federal alternative minimum tax ("AMT"), except during defensive periods or during periods of unusual market conditions; and

(5) in the case of each State-Specific Municipal Portfolio, invest less than 80% of its net assets in instruments the interest on which is exempt from regular Federal income tax or in instruments which are subject to AMT, ex-cept during defensive periods or during periods of unusual market condi-tions.

Restriction 1 does not apply to the State-Specific Municipal Portfolios. In-stead, as a non-fundamental investment restriction, each State-Specific Munici-pal Portfolio will not hold any securities (except U.S. Government securities and related repurchase agreements) that would cause, at the end of any tax quarter, more than 5% of its total assets to be invested in securities of any one issuer, except that up to 50% of a Portfolio's total assets may be invested without regard to this limitation so long as no more than 25% of the Portfo-lio's total assets are invested in any one issuer (except U.S. Government secu-rities and related repurchase agreements).

In accordance with current SEC regulations, the Money Market Portfolio intends, as a non-fundamental policy, to limit its investments in the securities of any single issuer (other than U.S.

Government securities and related repurchase agreements) to not more than 5% of the value of its total assets at the time of purchase, except that 25% of the value of its total assets may be invested in any one issuer for a period of up to three business days. The Money Market Portfolio will also limit its invest-ments in Eligible Securities that are not in the highest rating category as de-termined by two NRSROs (or one NRSRO if the security is rated by only one NRSRO) or, if unrated, are not of comparable quality, to 5% of its total as-sets, with investments in any one such issuer being limited to no more than 1% of its total assets or $1 million, whichever is greater, measured at the time of purchase.

The investment limitations stated above are applied at the time investment se-curities are purchased.

In order to permit the sale of its shares in certain states, the Fund may make commitments more restrictive than the investment policies and limitations de-scribed in this Prospectus. If the Fund determines that any commitment is no longer in the best interests of a Portfolio, it will revoke the commitment by terminating sales of shares of the Portfolio in the state involved.

Who Manages The Fund?
--------------------------------------------------------------------------------
BOARD OF
TRUSTEES The business and affairs of the Fund are managed under the di-rection of the Fund's Board of Trustees. The following persons currently serve on the Board:

                William O. Albertini--Executive Vice President and Chief Fi-nancial Officer of Bell Atlantic Corporation.

                Raymond J. Clark--Treasurer of Princeton University.

                Robert M. Hernandez--Vice Chairman and Chief Financial Officer of USX Corporation.

                Anthony M. Santomero--Deputy Dean of The Wharton School, Uni-versity of Pennsylvania.

                David R. Wilmerding, Jr.--President of Gates, Wilmerding, Carper & Rawlings, Inc.

INVESTMENT    The Adviser to Compass Capital Funds is PNC Asset Management
ADVISER AND   Group, Inc. ("PAMG"). PAMG was organized in 1994 to perform ad-
SUB-ADVISER   visory services for investment companies, and has its principal offices at 1835 Market Street, Philadelphia, Pennsylvania 19103.
              PAMG is an indirect wholly-owned subsidiary of PNC Bank Corp., a multi-bank holding company. PNC Institutional Management Corpo-ration ("PIMC"), a wholly-owned subsidiary of PAMG, serves as each Portfolio's sub-adviser. PIMC's principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809.

              As adviser, PAMG is responsible for the overall investment man-agement of the Portfolios. As sub-adviser, PIMC is responsible for the day-to-day management of the Portfolios, and generally makes all purchase and sale investment decisions for the Portfo-lios. PIMC also provides research and credit analysis. Portfolio transactions for a Portfolio may be directed through broker/dealers who sell Fund shares, subject to the requirements of best execution.

              For their investment advisory and sub-advisory services, PAMG and PIMC are entitled to fees, computed daily on a Portfolio-by-Portfolio basis and payable monthly, at the annual rates set forth below. All sub-advisory fees payable to PIMC are paid by PAMG, and do not represent an extra charge to the Portfolios.

                      MAXIMUM ANNUAL CONTRACTUAL FEE RATE FOR EACH
                               PORTFOLIO (BEFORE WAIVERS)

            Average Daily Net         Investment  Sub-Advisory
            Assets                   Advisory Fee     Fee
            -----------------        ------------ ------------
            first $1 billion             .450%        .400%
            $1 billion--$2 billion       .400         .350
            $2 billion--$3 billion       .375         .325
            greater than $3 billion      .350         .300

                 For the twelve months ended September 30, 1996, the Portfo-lios (other than the New Jersey Municipal Money Market Port-folio) paid investment advisory fees at the following annual rates (expressed as a percentage of average daily net assets) after voluntary fee waivers: Money Market Portfolio, .06%; U.S. Treasury Money Market Portfolio, .06%; Municipal Money Market Portfolio, .06%; Ohio Municipal Money Market Portfo-lio, .06%; Pennsylvania Municipal Money Market Portfolio, .06%; North Carolina Municipal Money Market Portfolio, .06%; and Virginia Municipal Money Market Portfolio, .05%. For the period from February 1, 1996 to September 30, 1996, the New Jersey Municipal Money Market Portfolio paid investment advi-sory fees, after voluntary fee waivers, at the annual rate of .06% of its average daily net assets.

ADMINISTRATORS   Compass Capital Group, Inc. ("CCG"), PFPC Inc. ("PFPC"), and
                 Compass Distributors, Inc. ("CDI") (the "Administrators") serve as the Fund's co-administrators. CCG and PFPC are indi-rect wholly-owned subsidiaries of PNC Bank Corp. CDI is a wholly-owned subsidiary of Provident Distributors, Inc.
                 ("PDI"). A majority of the outstanding stock of PDI is owned by its officers and the remaining outstanding stock is owned by Pennsylvania Merchant Group Ltd.

                 The Administrators generally assist the Fund in all aspects of its administration and operation, including matters relat-ing to the maintenance of financial records and fund account-ing. As compensation for these services, CCG is entitled to receive a fee, computed daily and payable monthly, at an an-nual rate of .03% of each Portfolio's average daily net as-sets, and PFPC and CDI are entitled to receive a combined fee, computed daily and payable monthly, at an annual rate of .15% of the first $500 million of each Portfolio's average daily net assets, .13% of the next $500 million of each Port-folio's average daily net assets, .11% of the next $1 billion of each Portfolio's average daily net assets and .10% of each Portfolio's average daily net assets in excess of $2 billion. From time to time the Administrators may waive some or all of their administration fees from a Portfolio.

              For information about the operating expenses the Portfolios paid for the most recent fiscal year, see "What Are The Expenses Of The Portfolios?"

TRANSFER      PNC Bank serves as the Portfolios' custodian and PFPC serves as
AGENT,        their transfer agent and dividend disbursing agent.
DIVIDEND
DISBURSING
AGENT AND
CUSTODIAN


EXPENSES Expenses are deducted from the total income of each Portfolio before dividends and distributions are paid. Expenses include, but are not limited to, fees paid to PAMG and the Administra-tors, transfer agency and custodian fees, trustee fees, taxes, interest, professional fees, shareholder servicing and process-ing fees, fees and expenses in registering and qualifying the Portfolios and their shares for distribution under Federal and state securities laws, expenses of preparing prospectuses and statements of additional information and of printing and dis-tributing prospectuses and statements of additional information to existing shareholders, expenses relating to shareholder re-ports, shareholder meetings and proxy solicitations, insurance premiums, the expense of independent pricing services, and other expenses which are not expressly assumed by PAMG or the Fund's service providers under their agreements with the Fund. Any gen-eral expenses of the Fund that do not belong to a particular in-vestment portfolio will be allocated among all investment port-folios by or under the direction of the Board of Trustees in a manner the Board determines to be fair and equitable.

How Are Shares Purchased And Redeemed?
--------------------------------------------------------------------------------
DISTRIBUTOR. Shares of the Portfolios are offered on a continuous basis by CDI as distributor (the "Distributor"). CDI maintains its principal offices at 259 Radnor-Chester Road, Suite 120, Radnor, Pennsylvania 19087.

The Fund has adopted a distribution plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. The Plan permits CDI, PAMG, the Administrators and other companies that receive fees from the Fund to make payments relating to distri-bution and sales support activities out of their past profits or other sources available to them. The Fund is not required or permitted under the Plan to make distribution payments with respect to Institutional Shares.

PURCHASE OF SHARES. Institutional Shares are offered to institutional investors, including registered investment advisers with a minimum investment of $500,000 and individuals with a minimum investment of $2,000,000.

Institutional Shares are sold at their net asset value per share next deter-mined after an order is received by PFPC. Shares may be purchased on any Busi-ness Day. A "Business Day" is any weekday that the New York Stock Exchange (the "NYSE") and the Federal Reserve Bank of Philadelphia (the "FRB") are open for business.

Purchase orders for each Portfolio except the U.S. Treasury Money Market Port-folio may be placed by telephoning PFPC at (800) 441-7450 not later than 12:00 noon (Eastern Time) on a Business Day. Orders received before 12:00 noon (East-ern Time) will be executed at 12:00 noon (Eastern Time). If payment for an or-der is not received by 4:00 p.m. (Eastern Time), the order will be cancelled and notice thereof will be given to the investor placing the order. Orders re-ceived after 12:00 noon (Eastern Time) will not be accepted.

Purchase orders for the U.S. Treasury Money Market Portfolio may be placed by telephoning PFPC at (800) 441-7450 no later than 4:00 p.m. (Eastern Time) on a Business Day. Orders received before 12:00 noon (Eastern Time) will be executed at 12:00 noon (Eastern Time); orders received after 12:00 noon (Eastern Time) but before 4:00 p.m. (Eastern Time) will be executed at 4:00 p.m. (Eastern
Time). If payment for an order is not received by 4:00 p.m. (Eastern Time), the order will be cancelled and notice thereof will be given to the investor plac-ing the order. Orders will not be accepted after 4:00 p.m. (Eastern Time). Un-der certain circumstances, the Fund may reject large individual purchase orders received after 12:00 noon (Eastern Time).

Payment for Institutional Shares must normally be made in Federal funds or other funds immediately available to the Fund's custodian. Payment may also, in the discretion of the Fund, be made in the form of securities that are permis-sible investments for the respective Portfolios. For further information, see the Statement of Additional Information. The minimum initial investment for in-stitutions is $5,000. There is no minimum subsequent investment requirement.

Compass Capital may in its discretion waive the minimum investment amount and may reject any order for Institutional Shares.

REDEMPTION OF SHARES. Redemption orders for Institutional Shares may be placed by telephoning PFPC at (800) 441-7450. Institutional Shares are redeemed at their net asset value per share next determined after PFPC's receipt of the re-demption order. The Fund, the Administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures. While the Fund intends to use its best efforts to maintain each Portfolio's net asset value per share at $1.00, the proceeds paid upon redemption may be more or less than the amount invested depending upon the net asset value of an Institutional Share at the time of redemption.

Payment for redeemed shares for which a redemption order is received by PFPC before 12:00 noon (Eastern Time) on a Business Day is normally made in Federal funds wired to the redeeming institution on the same Business Day, provided that the Fund's custodian is also open for business. Payment for redemption or-ders received between 12:00 noon (Eastern Time) and 4:00 p.m. (Eastern Time) or on a day when the Fund's custodian is closed is normally wired in Federal funds on the next Business Day following redemption on which the Fund's custodian is open for business. The Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of PAMG, an earlier payment could adversely affect a Portfolio. No charge for wir-ing redemption payments is imposed by the Fund.

During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Redemption requests may also be mailed to PFPC at P.O. Box 8907, Wilmington, Delaware 19899-8907.

The Fund may redeem Institutional Shares in any Portfolio account if the ac-count balance drops below $5,000 as the result of redemption requests and the shareholder does not increase the balance to at least $5,000 on thirty days' written notice.

The Fund may also suspend the right of redemption or postpone the date of pay-ment upon redemption for such periods as are permitted under the 1940 Act, and may redeem shares involuntarily or make payment for redemption in securities or other property when determined appropriate in light of the Fund's responsibili-ties under the 1940 Act. See "Purchase and Redemption Information" in the Statement of Additional Information for examples of when such redemption might be appropriate.

How Is Net Asset Value Calculated?
--------------------------------------------------------------------------------

Net asset value is calculated separately for Institutional Shares of each Port-folio as of 12:00 noon (Eastern Time) and 4:00 p.m. (Eastern Time) on each Business Day by dividing the value of all securities and other assets owned by a Portfolio that are allocated to its Institutional Shares, less the liabili-ties charged to its Institutional Shares, by the number of its Institutional Shares that are outstanding.

Each Portfolio seeks to maintain a net asset value of $1.00 per share for pur-poses of purchases and redemptions, and values its portfolio securities based on the amortized cost method of valuation described in the Statement of Addi-tional Information under "Valuation of Shares." A Portfolio may use a pricing service, bank or broker/dealer to value its securities.

How Frequently Are Dividends And Distributions Made To Investors?
--------------------------------------------------------------------------------
Shareholders are entitled to dividends and distributions arising from the net income and capital gains, if any, earned on investments held by the Portfolio in which they invest. Each Portfolio's net income is declared daily as a divi-dend. Shareholders whose purchase orders are executed at 12:00 noon (Eastern
Time), 4:00 p.m. (Eastern Time) for the U.S. Treasury Money Market Portfolio, receive dividends for that day. On the other hand, shareholders whose redemp-tion orders have been received by 12:00 noon (Eastern Time) do not receive div-idends for that day, while shareholders of each Portfolio whose redemption or-ders are received after 12:00 noon (Eastern Time) do receive dividends for that day.

Dividends are paid monthly by check, or by wire transfer if requested in writ-ing by the shareholder, within five business days after the end of the month. Net short-term capital gains, if any, will be distributed at least annually. The period for which dividends are payable and the time for payment are subject to change by the Fund's Board of Trustees. The Portfolios do not expect to re-alize net long-term capital gains.

Dividends are reinvested in additional full and fractional Institutional Shares of the same Portfolio which pays the dividends, unless a shareholder elects to receive dividends in cash. Such election, or any revocation thereof, must be made in writing to PFPC, and will become effective with respect to dividends paid after receipt by PFPC.

How Are Fund Distributions Taxed?
--------------------------------------------------------------------------------
Each Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If a Portfolio qualifies, it generally will be relieved of Federal income tax on amounts distributed to shareholders, but shareholders, unless otherwise exempt, will pay income or capital gains taxes on distributions (except distributions that are "exempt interest dividends" or are treated as a return of capital), whether the distributions are paid in cash or reinvested in additional shares.

Distributions paid out of a Portfolio's "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), if any, will be taxed to shareholders as long-term capital gain regardless of the length of time a shareholder holds the shares. All other distributions, to the extent taxable, are taxed to shareholders as ordinary income.

Each Municipal Portfolio intends to pay substantially all of its dividends as "exempt interest dividends." However, taxpayers are required to report the re-ceipt of "exempt interest dividends" on their Federal income tax returns for informational purposes and in two circumstances such amounts, while exempt from regular Federal income tax, are taxable to persons subject to alternative mini-mum and environmental taxes. First, "exempt interest dividends" derived from certain private activity bonds generally will constitute an item of tax prefer-ence for taxpayers in determining alternative minimum tax liability. Second, all "exempt interest dividends" must be taken into account by corporate taxpay-ers in determining certain adjustments for alternative minimum and environmen-tal tax purposes. In addition, investors should be aware of the possibility of state and local alternative minimum or minimum income tax liability on interest from private activity bonds. Shareholders who are recipients of Social Security Act or Railroad Retirement Act benefits should note that "exempt interest divi-dends" will be taken into account in determining the taxability of their bene-fit payments.

Each Municipal Portfolio will determine annually the percentages of its net in-vestment income which are exempt from the regular Federal income tax, which constitute an item of tax preference for Federal alternative minimum tax pur-poses, and which are fully taxable. These percentages will apply uniformly to all distributions from net investment income during that year and may differ significantly from the actual percentages for any particular day.

The Fund will send written notices to shareholders annually regarding the tax status of distributions made by each Portfolio. Dividends declared in October, November or December of any year payable to shareholders of record on a speci-fied date in those months will be deemed to have been received by the share-holders on December 31 of such year, if the dividends are paid during the fol-lowing January.

This is not an exhaustive discussion of applicable tax consequences, and in-vestors may wish to contact their tax advisers concerning investments in the Portfolios. Except as discussed below, dividends paid by each Portfolio may be taxable to investors under state or local law as dividend income even though all or a portion of such dividends may be derived from interest on obligations which, if realized directly, would be exempt from such income taxes. In addition, shareholders who are non-resident alien individuals, for-eign trusts or estates, foreign corporations or foreign partnerships may be subject to different Federal income tax treatment. Future legislative or admin-istrative changes or court decisions may materially affect the tax consequences of investing in the Portfolios.

OHIO TAXES. Individuals and estates that are subject to Ohio personal income tax or municipal or school district income taxes in Ohio will not be subject to such taxes on distributions from the Ohio Municipal Money Market Portfolio to the extent that such distributions are properly attributable to interest on Ohio Municipal Obligations or obligations issued by the U.S. Government, its agencies, instrumentalities or territories (if the interest on such obligations is exempt from state income taxation under the laws of the United States) ("U.S. Obligations"), if (a) the Portfolio continues to qualify as a regulated investment company for Federal income tax purposes and (b) at all times at least 50% of the value of the total assets of the Portfolio consists of Ohio Municipal Obligations or similar obligations of other states or their subdivi-sions. Corporations that are subject to the Ohio corporation franchise tax will not have to include distributions from the Ohio Municipal Money Market Portfo-lio in their net income base for purposes of calculating their Ohio corporation franchise tax liability to the extent that such distributions either constitute exempt-interest dividends for Federal income tax purposes or are properly at-tributable to interest on Ohio Municipal Obligations or U.S. Obligations. How-ever, shares of the Ohio Municipal Money Market Portfolio will be included in a corporation's net worth base for purposes of calculating the Ohio corporation franchise tax. Distributions properly attributable to gain on the sale, ex-change or other disposition of Ohio Municipal Obligations will not be subject to the Ohio personal income tax, or municipal or school district income taxes in Ohio and will not be included in the net income base of the Ohio corporation franchise tax. Distributions attributable to other sources will be subject to the Ohio personal income tax and the Ohio corporation franchise tax.

PENNSYLVANIA TAXES. Income received by a shareholder attributable to interest realized by the Pennsylvania Municipal Money Market Portfolio from Pennsylvania State-Specific Obligations or attributable to insurance proceeds on account of such interest is not taxable to individuals, estates or trusts under the Per-sonal Income Tax (in the case of insurance proceeds, to the extent they are ex-empt for Federal income tax purposes); to corporations under the Corporate Net Income Tax (in the case of insurance proceeds, to the extent they are exempt for Federal income tax purposes); nor to individuals under the Philadelphia School District Net Investment Income Tax ("School District Tax").

Income received by a shareholder attributable to gain on the sale or other dis-position by the Portfolio of Pennsylvania State-Specific Obligations is taxable under the Personal Income Tax, the Corporate Net Income Tax, and, unless these assets were held by the Portfolio for more than six months, the School District Tax.

This discussion does not address the extent, if any, to which shares of the Pennsylvania Municipal Money Market Portfolio, and interest and gain earned by the Portfolio, is subject to, or included in the measure of, special taxes im-posed by the Commonwealth of Pennsylvania on banks and other financial institutions or with respect to any privilege, ex-cise, franchise or other tax imposed on business entities not discussed above (including the Corporate Capital Stock/Foreign Franchise Tax.)

Shareholders of the Pennsylvania Municipal Money Market Portfolio are not sub-ject to the Pennsylvania County Personal Property Tax to the extent that the Portfolio is comprised of Pennsylvania state-specific obligations and Federal obligations (if the interest on such obligations is exempt from state and local taxation under the laws of the United States).

NORTH CAROLINA TAXES. Interest received in the form of dividends from the North Carolina Municipal Money Market Portfolio is exempt from North Carolina state income tax to the extent the distributions represent interest on direct obliga-tions of the U.S. Government or North Carolina State-Specific Obligations. Dis-tributions derived from interest earned on obligations of political subdivi-sions of Puerto Rico, Guam and the U.S. Virgin Islands, including the govern-ments thereof and their agencies, instrumentalities and authorities, are also exempt from North Carolina state income tax. Distributions paid out of interest earned on obligations that are merely backed or guaranteed by the U.S. Govern-ment (e.g., GNMAs, FNMAs), on repurchase agreements collateralized by U.S. Gov-ernment securities or on obligations of other states (which the Portfolio may acquire and hold for temporary or defensive purposes) are not exempt from North Carolina state income tax.

Any distributions of net realized gain earned by the North Carolina Municipal Money Market Portfolio on the sale or exchange of certain obligations of the State of North Carolina or its subdivisions that were issued before July 1, 1995 will also be exempt from North Carolina income tax to the Portfolio's shareholders. Distributions of gains earned by the North Carolina Municipal Money Market Portfolio on the sale or exchange of all other obligations will be subject to North Carolina income tax.

VIRGINIA TAXES. Subject to the provisions discussed below, dividends paid to shareholders by the Virginia Municipal Money Market Portfolio and derived from interest on obligations of the Commonwealth of Virginia or of any political subdivision or instrumentality of the Commonwealth or derived from interest or dividends on obligations of the United States excludable from Virginia taxable income under the laws of the United States, which obligations are issued in the exercise of the borrowing power of the Commonwealth or the United States and are backed by the full faith and credit of the Commonwealth or the United States, will be exempt from the Virginia income tax. Dividends paid to share-holders by the Portfolio and derived from interest on debt obligations of cer-tain territories and possessions of the United States (those issued by Puerto Rico, the Virgin Islands and Guam) will be exempt from the Virginia income tax. To the extent a portion of the dividends are derived from interest on debt ob-ligations other than those described above, such portion will be subject to the Virginia income tax even though it may be excludable from gross income for Fed-eral income tax purposes.

Generally, dividends distributed to shareholders by the Portfolio and derived from capital gains will be taxable to the shareholders. To the extent any por-tion of the dividends are derived from taxable interest for Virginia purposes or from net short-term capital gains, such portion will be taxable to the shareholders as ordinary income. The character of long-term cap-ital gains realized and distributed by the Portfolio will flow through to its shareholders regardless of how long the shareholders have held their shares. Capital gains distributed to shareholders derived from Virginia obligations is-sued pursuant to special Virginia enabling legislation which provides a spe-cific exemption for such gains will be exempt from Virginia income tax. Gener-ally, interest on indebtedness incurred by shareholders to purchase or carry shares of the Portfolio will not be deductible for Virginia income tax purpos-es.

As a regulated investment company, the Portfolio may distribute dividends that are exempt from the Virginia income tax to its shareholders if the Portfolio satisfies all requirements for conduit treatment under Federal law and, at the close of each quarter of its taxable year, at least 50% of the value of its to-tal assets consists of obligations the interest on which is exempt from taxa-tion under Federal law. If the Portfolio fails to qualify, no part of its divi-dends will be exempt from the Virginia income tax.

When taxable income of a regulated investment company is commingled with exempt income, all distributions of the income are presumed taxable to the sharehold-ers unless the portion of income that is exempt from Virginia income tax can be determined with reasonable certainty and substantiated. Generally, this deter-mination must be made for each distribution to each shareholder. The Virginia Department of Taxation has adopted a policy, however, of allowing shareholders to exclude from their Virginia taxable income the exempt portion of distribu-tions from a regulated investment company even though the shareholders receive distributions monthly but receive reports substantiating the exempt portion of such distributions at less frequent intervals. Accordingly, if the Portfolio receives taxable income, the Portfolio must determine the portion of income that is exempt from Virginia income tax and provide such information to the shareholders in accordance with the foregoing so that the shareholders may ex-clude from Virginia taxable income the exempt portion of the distribution from the Portfolio.

NEW JERSEY TAXES. It is anticipated that substantially all dividends paid by the New Jersey Municipal Money Market Portfolio will not be subject to New Jer-sey personal income tax. In accordance with the provisions of New Jersey law as currently in effect, distributions paid by a "qualified investment fund" will not be subject to the New Jersey personal income tax to the extent that the distributions are attributable to income received as interest or gain from New Jersey State-Specific Obligations, or as interest or gain from direct U.S. Gov-ernment obligations. Distributions by a qualified investment fund that are at-tributable to most other sources will be subject to the New Jersey personal in-come tax. To be classified as a qualified investment fund, at least 80% of the Portfolio's investments must consist of New Jersey State-Specific Obligations or direct U.S. Government obligations; it must have no investments other than interest-bearing obligations, obligations issued at a discount, and cash and cash items (including receivables); and it must satisfy certain reporting obli-gations and provide certain information to its shareholders. Shares of the Portfolio are not subject to property taxation by New Jersey or its political subdivisions.

The New Jersey personal income tax is not applicable to corporations. For all corporations subject to the New Jersey Corporation Business Tax, dividends and distributions from a "qualified investment fund" are included in the net income tax base for purposes of computing the Corporation Business Tax. Furthermore, any gain upon the redemption or sale of shares by a corporate shareholder is also included in the net income tax base for purposes of computing the Corpora-tion Business Tax.

How Is The Fund Organized?
--------------------------------------------------------------------------------

The Fund was organized as a Massachusetts business trust on December 22, 1988 and is registered under the 1940 Act as an open-end management investment com-pany. On January 12, 1996 the Fund changed its name from The PNC(R) Fund to Compass Capital Funds SM. The Declaration of Trust authorizes the Board of Trustees to classify and reclassify any unissued shares into one or more clas-ses of shares. Pursuant to this authority, the Trustees have authorized the is-suance of an unlimited number of shares in thirty investment portfolios. Each Portfolio offers five separate classes of shares--Institutional Shares, Service Shares, Investor A Shares, Investor B Shares and Investor C Shares. This pro-spectus relates only to Institutional Shares of the eight money market portfo-lios described herein.

Shares of each class bear their pro rata portion of all operating expenses paid by a Portfolio, except transfer agency fees and amounts payable under the Fund's Distribution and Service Plan. Because of these "class expenses", the performance of a Portfolio's Institutional Shares is expected to be higher than the performance of the Portfolio's Service Shares, and the performance of both the Institutional Shares and Service Shares of a Portfolio is expected to be higher than the performance of the Portfolio's three classes of Investor Shares. The Fund offers various services and privileges in connection with its Investor Shares that are not generally offered in connection with its Institu-tional and Service Shares, including an automatic investment plan, automatic withdrawal plan and checkwriting. For further information regarding the Fund's Service or Investor Share classes, contact PFPC at (800) 441-7764 (Service Shares) or (800) 441-7762 (Investor Shares).

Each share of a Portfolio has a par value of $.001, represents an interest in that Portfolio and is entitled to the dividends and distributions earned on that Portfolio's assets as are declared in the discretion of the Board of Trustees. The Fund's shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held, and will vote in the aggregate and not by class, except where otherwise required by law or as determined by the Board of Trustees. The Fund does not currently intend to hold annual meetings of shareholders for the election of trustees (except as required under the 1940 Act). For a further discussion of the voting rights of shareholders, see "Additional Information Concerning Shares" in the Statement of Additional Information.

On      , 1996, PNC Bank held of record approximately   % of the Fund's out-
standing shares, as trustee on behalf of individual and institutional invest-ors, and may be deemed a controlling person of the Fund under the 1940 Act. PNC Bank is a subsidiary of PNC Bank Corp.

How Is Performance Calculated?
--------------------------------------------------------------------------------

Each Portfolio may advertise its "yield" and "effective yield" for Institu-tional Shares. Both yield figures are based on historical earnings and are not intended to indicate future performance. "Yield" refers to the income generated by an investment in a Portfolio's Institutional Shares over a seven-day period. This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. "Effective yield" is calculated similarly but, when annualized, the income earned by an invest-ment in a Portfolio's Institutional Shares is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the com-pounding effect of this assumed reinvestment. A Municipal Portfolio's "tax equivalent yield" may also be quoted, which shows the level of taxable yield needed to produce an after-tax equivalent to the Portfolio's tax-free yield for a particular class of Investor Shares.

The performance of Institutional Shares of a Portfolio may be compared to the performance of mutual funds with similar investment objectives and to relevant indices, as well as to ratings or rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the yield of Institutional Shares of a Portfolio may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Weisenberger Investment Company Service. Performance in-formation may also include evaluations of the Portfolios published in nation-ally recognized ranking services, and information as reported by financial pub-lications such as Business Week, Fortune, Institutional Investor, Money Maga-zine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature.

Performance quotations for shares of a Portfolio represent past performance and should not be considered as representative of future results. The yield of any investment is generally a function of portfolio quality and maturity, type of investment and operating expenses. Yields will fluctuate and are not necessar-ily representative of future results. Any fees charged by affiliates of the Portfolios' investment adviser or other institutions directly to their custom-ers' accounts in connection with investments in the Portfolios will not be in-cluded in the Portfolios' calculations of yield and performance.

How Can I Get More Information?
--------------------------------------------------------------------------------
We believe that it is essential for shareholders to have access to information regarding their investment 24 hours a day, 7 days a week. The COMPASS CAPITAL FUNDS have an investor information line that can provide such access.

In addition to account information, other sources of information regarding each COMPASS CAPITAL Portfolio and its portfolio holdings, strategy and current dividend and performance levels are available.

By selecting the appropriate source of information as listed below, investors can receive additional information on the COMPASS CAPITAL Portfolios by either using a toll-free number or through electronic access:

For Performance and Portfolio Management Questions dial (800) FUTURE4.

For Information Related to Share Purchases and Redemptions call COMPASS CAPITAL FUNDS at (800) 441-7450.

For Questions about Shareholder Accounts and Balances held directly at the Fund, call (800) 441-7764.

Information is also available on the Internet through the World Wide Web. Shareholders and investment professionals may access portfolio information, portfolio manager updates and market data by accessing http://www.compassfunds.com.

The Compass Capital Funds
-------------------------------------------------------------------------------
NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESEN-TATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTA-TIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                               ----------------

MONEY MARKET PORTFOLIO

U.S. TREASURY MONEY MARKET PORTFOLIO

MUNICIPAL MONEY MARKET PORTFOLIO

NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO

NORTH CAROLINA MUNICIPAL MONEY MARKET PORTFOLIO

OHIO MUNICIPAL MONEY MARKET PORTFOLIO

PENNSYLVANIA MUNICIPAL MONEY MARKET PORTFOLIO

VIRGINIA MUNICIPAL MONEY MARKET PORTFOLIO


                                   THE MONEY
                                    MARKET
                                  PORTFOLIOS

                             INSTITUTIONAL SHARES



                                  Prospectus

                             January 1, 1997

                           COMPASS CAPITAL FUNDS/SM/
                 (SERVICE SHARES OF THE MONEY MARKET PORTFOLIO,
             U.S. TREASURY MONEY MARKET PORTFOLIO, MUNICIPAL MONEY
         MARKET PORTFOLIO, NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO,
        NORTH CAROLINA MUNICIPAL MONEY MARKET PORTFOLIO, OHIO MUNICIPAL
          MONEY MARKET PORTFOLIO, PENNSYLVANIA MUNICIPAL MONEY MARKET
           PORTFOLIO, AND VIRGINIA MUNICIPAL MONEY MARKET PORTFOLIO)
                             CROSS REFERENCE SHEET

FORM N-1A ITEM                                     LOCATION
--------------                                     ----------

      PART A                                       PROSPECTUS

1.    Cover page.............................      Cover Page

2.    Synopsis...............................      What Are The Expenses Of The
                                                   Portfolios?

3.    Condensed Financial Information........      What Are The Portfolios'
                                                   Financial Highlights?

4.    General Description of Registrant......      Cover Page; What Are The
                                                   Portfolios?; What Additional
                                                   Investment Policies Apply?;
                                                   What Are The Portfolios'
                                                   Fundamental Investment
                                                   Limitations?

5.    Management of the Fund.................      Who Manages The Fund?

5A.   Managements Discussion of Fund
        Performance..........................      Inapplicable

6.    Capital Stock and Other Securities.....      How Frequently Are Dividends
                                                   And Distributions Made To
                                                   Investors?; How Are Fund
                                                   Distributions Taxed?; How Is
                                                   The Fund Organized?

7.    Purchase of Securities Being Offered...      How Are Shares Purchased And
                                                   Redeemed?; How Is Net Asset
                                                   Value Calculated?; How Is The
                                                   Fund Organized?

8.    Redemption or Repurchase...............      How Are Shares Purchased and
                                                   Redeemed?

9.    Legal Proceedings......................      Inapplicable

The Money Market Portfolios Service Shares
                                                            January 1, 1997
--------------------------------------------------------------------------------

                Compass Capital Funds SM ("Compass Capital" or the "Fund") consist of thirty investment portfolios. This Prospectus de-scribes the Service Shares of eight of those portfolios (the "Portfolios"):

                 Money Market Portfolio
                 U.S. Treasury Money Market Portfolio
                 Municipal Money Market Portfolio
                 New Jersey Municipal Money Market Portfolio
                 North Carolina Municipal Money Market Portfolio Ohio Municipal Money Market Portfolio Pennsylvania Municipal Money Market Portfolio Virginia Municipal Money Market Portfolio

                This Prospectus contains information that a prospective in-vestor needs to know before investing. Please keep it for fu-ture reference. A Statement of Additional Information dated
                January   , 1997 has been filed with the Securities and Ex-
                change Commission (the "SEC"). The Statement of Additional In-formation may be obtained free of charge from the Fund by calling (800) 441-7764. The Statement of Additional Informa-tion, as supplemented from time to time, is incorporated by reference into this Prospectus.

                SHARES OF THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, PNC BANK, NATIONAL ASSOCIATION OR ANY OTHER BANK AND ARE NOT INSURED BY, GUARANTEED BY, OBLI-GATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENTS IN THE PORTFOLIOS INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. THERE CAN BE NO ASSURANCE THAT THE PORTFOLIOS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

                The New Jersey, North Carolina, Ohio, Pennsylvania and Vir-ginia Municipal Money Market Portfolios may invest a signifi-cant percentage of their assets in a single issuer and, there-fore, investments in these Portfolios may be riskier than an investment in other types of money market funds.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. SHARES OF THE STATE-SPECIFIC MUNICIPAL PORTFOLIOS LISTED ABOVE ARE INTENDED ONLY FOR RESIDENTS OF THE RESPECTIVE STATES INDICATED.

The Money Market Portfolios Of Compass Capital Funds
--------------------------------------------------------------------------------

              The Money Market Portfolios of COMPASS CAPITAL FUNDS consist of eight short-term investment alternatives. Two of these Portfo-lios invest solely in taxable instruments, and six of these Portfolios invest in tax-exempt instruments. A detailed descrip-tion of each Portfolio begins on page 16.

              COMPASS
              CAPITAL
              PORTFOLIO       LIPPER PEER GROUP


              Money Market   Money Market Instrument Funds

              U.S. Treasury  U.S. Treasury Money Market Funds
               Money Market

              Municipal      Tax-Exempt Money Market Funds
               Money Market

              NJ Municipal   NJ Tax-Exempt Money Market Funds
               Money Market

              NC Municipal   Other States Tax-Exempt Money Market Funds
               Money Market

              OH Municipal   Ohio Tax-Exempt Money Market Funds
               Money Market

              PA Municipal   PA Tax-Exempt Money Market Funds
               Money Market

              VA Municipal   Other States Tax-Exempt Money Market Funds
               Money Market

              PNC Asset Management Group, Inc. ("PAMG") serves as the Fund's investment adviser. PNC Institutional Management Corporation ("PIMC") serves as the sub-adviser to the Portfolios as de-scribed in this Prospectus.

UNDERSTANDING This Prospectus has been crafted to provide detailed, accurate
THE COMPASS   and comprehensive information on the Compass Capital Portfolios.
CAPITAL       We intend this document to be an effective tool as you explore
MONEY         different directions in money market investing. You may wish to
MARKET        use the table of contents on page 5 to find descriptions of the
PORTFOLIOS    Portfolios, including the investment objectives, portfolio man-
              agement styles, risks and charges and expenses.

CONSIDERING     There can be no assurance that any mutual fund will achieve
THE RISKS IN    its investment objective, or that any Portfolio will be able
MONEY MARKET    to maintain a stable net asset value of $1.00 per share. Cer-
INVESTING       tain Portfolios may invest in U.S. dollar-denominated instru-
                ments of foreign issuers or municipal securities backed by the credit of foreign banks, which may be subject to risks in ad-dition to those inherent in U.S. investments. Each state-spe-cific municipal Portfolio will concentrate in the securities of issuers located in a particular state, and is non-diversi-fied, which means that its performance may be dependent upon the performance of a smaller number of securities than the other Portfolios, which are considered diversified. See "What
                Additional Investment Policies And Risks Apply?"

INVESTING IN    For information on how to purchase and redeem shares of the
THE COMPASS     Portfolios, see "How Are Shares Purchased And Redeemed?" and
CAPITAL FUNDS   "What Special Purchase And Redemption Procedures May Apply?"

Asking The Key Questions
--------------------------------------------------------------------------------

                                                                          PAGE
            What Are The Expenses Of The Portfolios?.....................   6
            What Are The Portfolios' Financial Highlights?...............   8
            What Are The Portfolios?.....................................  16
            What Additional Investment Policies And Risks Apply?.........  20
            What Are The Portfolios' Fundamental Investment
             Limitations?................................................  26
            Who Manages The Fund?........................................  28
            How Are Shares Purchased And Redeemed?.......................  32
            What Special Purchase And Redemption Procedures May Apply?...  35
            How Is Net Asset Value Calculated?...........................  37
            How Frequently Are Dividends And Distributions Made To
             Investors?..................................................  38
            How Are Fund Distributions Taxed?............................  39
            How Is The Fund Organized?...................................  44
            How Is Performance Calculated?...............................  45
            How Can I Get More Information?..............................  46

What Are The Expenses Of The Portfolios?
--------------------------------------------------------------------------------

Below is a summary of the annual operating expenses incurred by Service Shares of the Portfolios after fee waivers for the twelve month period ended September 30, 1996 as a percentage of average daily net assets. The figures shown for the New Jersey Municipal Money Market Portfolio have been restated to reflect cur-rent expenses and fee waivers. An example based on the summary is also shown.

                                                              NEW       NORTH
                                       U.S.                 JERSEY    CAROLINA     OHIO     PENNSYLVANIA   VIRGINIA
                                     TREASURY   MUNICIPAL  MUNICIPAL  MUNICIPAL  MUNICIPAL    MUNICIPAL    MUNICIPAL
                            MONEY      MONEY      MONEY      MONEY      MONEY      MONEY        MONEY        MONEY
                           MARKET     MARKET     MARKET     MARKET     MARKET     MARKET       MARKET       MARKET
                          PORTFOLIO  PORTFOLIO  PORTFOLIO  PORTFOLIO  PORTFOLIO  PORTFOLIO    PORTFOLIO    PORTFOLIO
ANNUAL PORTFOLIO
 OPERATING EXPENSES
 (AS A PERCENTAGE OF
 AVERAGE NET ASSETS)
Advisory fees
 (after fee
 waivers)(/1/)                  .06%       .06%       .06%       .05%       .06%       .06%           .06%       .05%
Other operating expenses        .53        .53        .53        .54        .53        .53            .53        .54
                               ----       ----       ----       ----       ----       ----         ------       ----
 Administration fees
  (after fee
  waivers)(/1/)            .13        .12        .11        .02        .05        .10          .12          .02
 Shareholder servicing
  fee                      .15        .15        .15        .15        .15        .15          .15          .15
 Other expenses            .25        .26        .27        .37        .33        .28          .26          .37
                          ----       ----       ----       ----       ----       ----       ------         ----
Total Portfolio
 operating expenses
 (after fee
 waivers)(/1/)                  .59%       .59%       .59%       .59%       .59%       .59%           .59%       .59%
                               ====       ====       ====       ====       ====       ====         ======       ====

(1) Without waivers, advisory fees would be .44% for the Money Market Portfolio and .45% for each of the other Portfolios and administration fees would be .17% for the Money Market Portfolio and .18% for each of the other Portfo-lios. PAMG and the Portfolios' administrators are under no obligation to waive or continue waiving their fees, but have informed the Fund that they expect to waive fees as necessary to maintain the Portfolios' total operat-ing expenses during the remainder of the current fiscal year at the levels set forth in the table. Without waivers, "Other operating expenses" would be .56%, .58%, .59%, .69%, 65%, .60%, .58% and .69%, respectively, and "To-
    tal Portfolio operating expenses" would be 1.00%, 1.03%, 1.04%, 1.14%, 1.04%, 1.05%, 1.03% and 1.14%, respectively.

EXAMPLE

An investor in Service Shares would pay the following expenses on a $1,000 in-vestment assuming (1) a 5% annual return, and (2) redemption at the end of each time period:

                          ONE YEAR THREE YEARS FIVE YEARS TEN YEARS
Money Market                $ 6        $19        $33        $74
U.S. Treasury Money
 Market                       6         19         33         74
Municipal Money Market        6         19         33         74
New Jersey Municipal
 Money Market                 6         19         33         74
North Carolina Municipal
 Money Market                 6         19         33         74
Ohio Municipal Money
 Market                       6         19         33         74
Pennsylvania Municipal
 Money Market                 6         19         33         74
Virginia Municipal Money
 Market                       6         19         33         74

The foregoing Table and Example are intended to assist investors in understand-ing the expenses the Portfolios pay. Investors bear these expenses either di-rectly or indirectly. They do not reflect any charges that may be imposed by affiliates of the Portfolios' investment adviser or other institutions directly on their customer accounts in connection with investments in the Portfolios.

THE EXAMPLE SHOWN ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE IN-VESTMENT RETURN OR OPERATING EXPENSES. ACTUAL INVESTMENT RETURN AND OPERATING EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

What Are The Portfolios' Financial Highlights?
--------------------------------------------------------------------------------

                The following financial information has been derived from the financial statements incorporated by reference into the State-ment of Additional Information, and has been audited by the Portfolio's independent accountant. This financial information should be read together with those financial statements. Fur-ther information about the performance of the Portfolios is available in the Fund's annual shareholder reports. Both the Statement of Additional Information and the annual shareholder reports may be obtained from the Fund free of charge by call-ing (800) 441-7764.

Financial Highlights
--------------------------------------------------------------------------------
(FOR A SERVICE SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                             MONEY MARKET PORTFOLIO

                                                                                          FOR THE
                                                                                           PERIOD
                             YEAR       YEAR       YEAR      YEAR      YEAR      YEAR    10/4/89/1/
                             ENDED     ENDED      ENDED     ENDED     ENDED     ENDED     THROUGH
                            9/30/96   9/30/95    9/30/94   9/30/93   9/30/92   9/30/91    9/30/90
NET ASSET VALUE AT
 BEGINNING OF PERIOD       $         $     1.00  $   1.00  $   1.00  $   1.00  $   1.00   $   1.00
                           --------- ----------  --------  --------  --------  --------   --------
Income from investment
 operations
 Net investment income                   0.0534    0.0333    0.0274    0.0391    0.0645     0.0778
 Net realized gain (loss)
  on investments                            - -       - -       - -       - -       - -        - -
                           --------- ----------  --------  --------  --------  --------   --------
 Total from investment
  operations                             0.0534    0.0333    0.0274    0.0391    0.0645     0.0778
                           --------- ----------  --------  --------  --------  --------   --------
LESS DISTRIBUTIONS
 Distributions from net
  investment income                     (0.0534)  (0.0333)  (0.0274)  (0.0391)  (0.0645)   (0.0778)
 Distributions from net
  realized capital gains                    - -       - -       - -       - -       - -        - -
                           --------- ----------  --------  --------  --------  --------   --------
 Total distributions                    (0.0534)  (0.0333)  (0.0274)  (0.0391)  (0.0645)   (0.0778)
                           --------- ----------  --------  --------  --------  --------   --------
NET ASSET VALUE AT END OF
 PERIOD                    $         $     1.00  $   1.00  $   1.00  $   1.00  $   1.00   $   1.00
                           ========= ==========  ========  ========  ========  ========   ========
Total return                               5.48%     3.37%     2.77%     4.05%     6.64%      8.07%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of
  period (in thousands)              $1,194,017  $575,948  $415,328  $838,012  $637,076   $628,075
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                              0.57%     0.51%     0.59%     0.61%     0.62%      0.62%/2/
 Before
  advisory/administration
  fee waivers                              0.94%     0.92%     0.70%     0.66%     0.67%      0.70%/2/
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers                              5.35%     3.35%     2.73%     3.86%     6.45%      7.83%/2/
 Before
  advisory/administration
  fee waivers                              4.98%     2.95%     2.62%     3.81%     6.40%      7.75%/2/

/1/Commencement of operations of share class.
/2/Annualized.

--------------------------------------------------------------------------------
(FOR A SERVICE SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                      U.S. TREASURY MONEY MARKET PORTFOLIO
               (FORMERLY, THE GOVERNMENT MONEY MARKET PORTFOLIO)

                                                                                       FOR THE
                                                                                        PERIOD
                             YEAR     YEAR      YEAR      YEAR      YEAR      YEAR    11/1/89/1/
                            ENDED    ENDED     ENDED     ENDED     ENDED     ENDED     THROUGH
                           9/30/96  9/30/95   9/30/94   9/30/93   9/30/92   9/30/91    9/30/90
NET ASSET VALUE AT
 BEGINNING OF PERIOD       $        $   1.00  $   1.00  $   1.00  $   1.00  $   1.00   $   1.00
                           -------- --------  --------  --------  --------  --------   --------
Income from investment
 operations
 Net investment income                0.0525    0.0331    0.0269    0.0394    0.0627     0.0697
 Net realized gain (loss)
  on investments                         - -       - -       - -       - -       - -        - -
                           -------- --------  --------  --------  --------  --------   --------
 Total from investment
  operations                          0.0525    0.0331    0.0269    0.0394    0.0627     0.0697
                           -------- --------  --------  --------  --------  --------   --------
LESS DISTRIBUTIONS
 Distributions from net
  investment income                  (0.0525)  (0.0331)  (0.0269)  (0.0394)  (0.0627)   (0.0697)
 Distributions from net
  realized capital gains                 - -       - -       - -       - -       - -        - -
                           -------- --------  --------  --------  --------  --------   --------
 Total distributions                 (0.0525)  (0.0331)  (0.0269)  (0.0394)  (0.0627)   (0.0697)
                           -------- --------  --------  --------  --------  --------   --------
NET ASSET VALUE AT END OF
 PERIOD                             $   1.00  $   1.00  $   1.00  $   1.00  $   1.00   $   1.00
                           ======== ========  ========  ========  ========  ========   ========
Total return                            5.38%     3.36%     2.72%     4.01%     6.46%      7.29%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of
  period (in thousands)    $        $550,959  $372,883  $185,400  $160,269  $180,776   $146,148
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                           0.57%     0.52%     0.60%     0.62%     0.65%      0.65%/2/
 Before
  advisory/administration
  fee waivers                           0.98%     0.97%     0.73%     0.67%     0.70%      0.70%/2/
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers                           5.27%     3.42%     2.68%     3.91%     6.27%      7.62%/2/
 Before
  advisory/administration
  fee waivers                           4.85%     2.97%     2.55%     3.86%     6.22%      7.57%/2/

/1/Commencement of operations of share class.
/2/Annualized.

--------------------------------------------------------------------------------
(FOR A SERVICE SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                        MUNICIPAL MONEY MARKET PORTFOLIO

                                                                                     FOR THE
                                                                                      PERIOD
                             YEAR     YEAR      YEAR     YEAR      YEAR     YEAR    11/1/89/1/
                            ENDED    ENDED     ENDED     ENDED    ENDED     ENDED    THROUGH
                           9/30/96  9/30/95   9/30/94   9/30/93  9/30/92   9/30/91   9/30/90
NET ASSET VALUE AT
 BEGINNING OF PERIOD       $        $   1.00  $   1.00  $  1.00  $   1.00  $  1.00   $   1.00
                           -------- --------  --------  -------  --------  -------   --------
Income from investment
 operations
 Net investment income                0.0334    0.0219   0.0205    0.0281   0.0438     0.0486
 Net realized gain (loss)
  on investments                         - -       - -      - -       - -      - -        - -
                           -------- --------  --------  -------  --------  -------   --------
 Total from investment
  operations                          0.0334    0.0219   0.0205    0.0281   0.0438     0.0486
                           -------- --------  --------  -------  --------  -------   --------
LESS DISTRIBUTIONS
 Distributions from net
  investment income                  (0.0334)  (0.0219) (0.0205)  (0.0281) (0.0438)   (0.0486)
 Distributions from net
  realized capital gains                 - -       - -      - -       - -      - -        - -
                           -------- --------  --------  -------  --------  -------   --------
 Total distributions                 (0.0334)  (0.0219) (0.0205)  (0.0281) (0.0438)   (0.0486)
                           -------- --------  --------  -------  --------  -------   --------
NET ASSET VALUE AT END OF
 PERIOD                             $   1.00  $   1.00  $  1.00  $   1.00  $  1.00   $   1.00
                           ======== ========  ========  =======  ========  =======   ========
Total return                            3.39%     2.20%    2.10%     2.85%    4.47%      4.97%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of
  period (in thousands)    $        $265,629  $133,358  $93,937  $125,152  $89,312   $112,108
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                           0.57%     0.51%    0.61%     0.63%    0.65%      0.65%/2/
 Before
  advisory/administration
  fee waivers                           1.01%     0.99%    0.72%     0.68%    0.70%      0.70%/2/
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers                           3.35%     2.18%    2.02%     2.78%    4.40%      5.31%/2/
 Before
  advisory/administration
  fee waivers                           2.91%     1.71%    1.91%     2.73%    4.35%      5.26%/2/

/1/Commencement of operations of share class.
/2/Annualized.

--------------------------------------------------------------------------------
(FOR A SERVICE SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                     OHIO MUNICIPAL MONEY MARKET PORTFOLIO

                                                                   FOR THE
                                                                   PERIOD
                                      YEAR      YEAR      YEAR    6/1/93/1/
                                      ENDED    ENDED     ENDED     THROUGH
                                     9/30/96  9/30/95   9/30/94    9/30/93
NET ASSET VALUE AT BEGINNING OF
 PERIOD                              $        $   1.00  $   1.00  $   1.00
                                     -------  --------  --------  --------
Income from investment operations
 Net investment income                          0.0333    0.0225    0.0074
 Net realized gain (loss) on
  investments                                      - -       - -       - -
                                     -------  --------  --------  --------
 Total from investment operations               0.0333    0.0225    0.0074
                                     -------  --------  --------  --------
LESS DISTRIBUTIONS
 Distributions from net investment
  income                                       (0.0333)  (0.0225)  (0.0074)
 Distributions from net realized
  capital gains                                    - -       - -       - -
                                     -------  --------  --------  --------
 Total distributions                           (0.0333)  (0.0225)  (0.0074)
                                     -------  --------  --------  --------
NET ASSET VALUE AT END OF PERIOD     $        $   1.00  $   1.00  $   1.00
                                     =======  ========  ========  ========
Total return                                %     3.38%     2.27%     0.75%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of period (in
  thousands)                         $        $ 49,857  $ 44,066  $ 15,239
 Ratios of expenses to average net
  assets
 After advisory/administration fee
  waivers                                   %     0.57%     0.40%     0.23%/2/
 Before advisory/administration fee
  waivers                                   %     1.03%     1.04%     0.96%/2/
 Ratios of net investment income to
  average net assets
 After advisory/administration fee
  waivers                                   %     3.35%     2.29%     2.23%/2/
 Before advisory/administration fee
  waivers                                   %     2.89%     1.65%     1.50%/2/

/1/Commencement of operations of share class.
/2/Annualized.

--------------------------------------------------------------------------------
(FOR A SERVICE SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                 PENNSYLVANIA MUNICIPAL MONEY MARKET PORTFOLIO

                                                                    FOR THE
                                                                     PERIOD
                                       YEAR       YEAR     YEAR    6/11/93/1/
                                       ENDED     ENDED     ENDED    THROUGH
                                      9/30/96   9/30/95   9/30/94   9/30/93
NET ASSET VALUE AT BEGINNING OF
 PERIOD                              $          $   1.00  $  1.00   $   1.00
                                     ---------  --------  -------   --------
Income from investment operations
 Net investment income                            0.0325   0.0221     0.0074
 Net realized gain (loss) on
  investments                                        - -      - -        - -
                                     ---------  --------  -------   --------
 Total from investment operations                 0.0325   0.0221     0.0074
                                     ---------  --------  -------   --------
LESS DISTRIBUTIONS
 Distributions from net investment
  income                                         (0.0325) (0.0221)   (0.0074)
 Distributions from net realized
  capital gains                                      - -      - -        - -
                                     ---------  --------  -------   --------
 Total distributions                             (0.0325) (0.0221)   (0.0074)
                                     ---------  --------  -------   --------
NET ASSET VALUE AT END OF PERIOD     $          $   1.00  $  1.00   $   1.00
                                     =========  ========  =======   ========
Total return                                  %     3.33%    2.24%      0.74%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of period (in
  thousands)                         $          $147,739  $60,560   $  8,919
 Ratios of expenses to average net
  assets
 After advisory/administration fee
  waivers                                     %     0.57%    0.42%      0.32%/2/
 Before advisory/administration fee
  waivers                                     %     0.99%    0.99%      1.20%/2/
 Ratios of net investment income to
  average net assets
 After advisory/administration fee
  waivers                                     %     3.29%    2.31%      2.42%/2/
 Before advisory/administration fee
  waivers                                     %     2.87%    1.75%      1.54%/2/

/1/Commencement of operations of share class.
/2/Annualized.

--------------------------------------------------------------------------------
(FOR A SERVICE SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                    NORTH CAROLINA                       VIRGINIA
                                   MUNICIPAL MONEY                    MUNICIPAL MONEY
                                   MARKET PORTFOLIO                  MARKET PORTFOLIO
                                        FOR THE       FOR THE                   FOR THE
                                        PERIOD         PERIOD                   PERIOD
                             YEAR     11/01/94/4/    4/29/94/1/      YEAR     10/11/94/1/
                             ENDED      THROUGH       THROUGH        ENDED      THROUGH
                            9/30/96     9/30/95       9/30/94       9/30/96     9/30/95
NET ASSET VALUE AT
 BEGINNING OF PERIOD       $           $   1.00       $   1.00     $           $   1.00
                           ---------   --------       --------     ---------   --------
Income from investment
 operations
 Net investment income                   0.0305         0.0099                   0.0330
 Net realized gain (loss)
  on investments                            - -            - -                      - -
                           ---------   --------       --------     ---------   --------
 Total from investment
  operations                             0.0305         0.0099                   0.0330
                           ---------   --------       --------     ---------   --------
LESS DISTRIBUTIONS
 Distributions from net
  investment income                     (0.0305)       (0.0099)                 (0.0330)
 Distributions from net
  realized capital gains                    - -            - -                      - -
                           ---------   --------       --------     ---------   --------
 Total distributions                    (0.0305)       (0.0099)                 (0.0330)
                           ---------   --------       --------     ---------   --------
NET ASSET VALUE AT END OF
 PERIOD                    $           $   1.00       $   1.00     $           $   1.00
                           =========   ========       ========     =========   ========
Total return                        %      3.11%          0.99%             %      3.35%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of
  period (in thousands)    $           $  1,841       $   - - /3/  $           $    821
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                       %      0.55%/2/       0.36%/2/          %      0.40%/2/
 Before
  advisory/administration
  fee waivers                       %      1.08%/2/       1.02%/2/          %      1.25%/2/
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers                       %      3.34%/2/       2.54%/2/          %      3.50%/2/
 Before
  advisory/administration
  fee waivers                       %      2.81%/2/       1.87%/2/          %      2.65%/2/

/1/Commencement of operations of share class.
/2/Annualized.
/3/There were no Service Shares outstanding as of September 30, 1994. /4/Reissuance of shares.

--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                  NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO+

                           FOR THE   FOR THE                                          FOR THE
                            PERIOD   PERIOD                                           PERIOD
                            2/1/96   3/1/95      FISCAL YEAR FISCAL YEAR FISCAL YEAR 7/1/91/1/
                           THROUGH   THROUGH        ENDED       ENDED       ENDED       TO
                           9/30/96   1/31/96      02/28/95    02/28/94    02/28/93   02/28/92
NET ASSET VALUE AT
 BEGINNING OF PERIOD       $         $  1.00       $  1.00     $  1.00     $  1.00    $  1.00
                           --------  -------       -------     -------     -------    -------
Income from investment
 operations
 Net investment income                  0.03          0.02        0.02        0.02       0.02
 Net realized gain (loss)
  on investments                         - -           - -         - -         - -        - -
                           --------  -------       -------     -------     -------    -------
 Total from investment
  operations                            0.03          0.02        0.02        0.02       0.02
                           --------  -------       -------     -------     -------    -------
LESS DISTRIBUTIONS
 Distributions from net
  investment income                    (0.03)        (0.02)      (0.02)      (0.02)     (0.02)
                           --------  -------       -------     -------     -------    -------
 Distributions from net
  realized capital gains                 - -           - -         - -         - -        - -
                           --------  -------       -------     -------     -------    -------
 Total distributions                   (0.03)        (0.02)      (0.02)      (0.02)     (0.02)
NET ASSET VALUE AT END OF
 PERIOD                    $         $  1.00       $  1.00     $  1.00     $  1.00    $  1.00
                           ========  =======       =======     =======     =======    =======
Total return                       %    3.23%         2.46%       1.79%       2.19%      3.53%/2/
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of
  period (in thousands)    $         $56,958       $43,610     $39,408     $38,836    $35,005
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                      %    0.70%/2/      0.63%       0.65%       0.73%      0.47%/2/
 Before
  advisory/administration
  fee waivers                      %    0.74%/2/      0.70%       0.72%       0.76%      0.62%/2/
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers                      %    3.17%/2/      2.46%       1.77%       2.17%      3.44%/2/
 Before
  advisory/administration
  fee waivers                      %    3.13%/2/      2.39%       1.70%       2.14%      3.29%/2/

+ The Portfolio commenced operations on July 1, 1991 as the New Jersey Munici-pal Money Market Fund, a separate investment portfolio (the "Predecessor New Jersey Municipal Money Market Portfolio") of Compass Capital Group, which was organized as a Massachusetts business trust. On January 13, 1996, the assets and liabilities of the Predecessor New Jersey Municipal Money Market Portfo-lio were transferred to this Portfolio, and were combined with the assets of a pre-existing portfolio of investments maintained by the Fund.
/1/Commencement of operations of share class.
/2/Annualized.

What Are The Portfolios?
--------------------------------------------------------------------------------
MONEY MARKET    The investment objective of the Money Market Portfolio is to
PORTFOLIO       provide as high a level of current interest income as is con-
                sistent with maintaining liquidity and stability of principal.
                The Portfolio may invest in a broad range of short-term, high quality, U.S. dollar-denominated instruments, such as govern-ment, bank, commercial and other obligations, that are avail-able in the money markets. In particular, the Portfolio may invest in:

                (A) U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institu-tions with total assets in excess of $1 billion (including obligations of foreign branches of such banks);

                (B) high quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard & Poor's Ratings Group ("S&P"), Prime-2 or higher by Moody's Investors Service, Inc. ("Moody's"), Duff 2 or higher by Duff & Phelps Credit Co. ("D&P"), F-2 or higher by Fitch Investors Service, Inc. ("Fitch") or TBW-2 or higher by Thomson BankWatch, Inc. ("TBW"), as well as high quality corporate bonds rated (at the time of purchase) AA or higher by S&P, D&P, Fitch or TBW or Aa or higher by Moody's;

                (C) unrated notes, paper and other instruments that are of comparable quality as determined by the Portfolio's sub-adviser under guidelines established by the Fund's Board of Trustees;

                (D) asset-backed securities (including interests in pools of assets such as mortgages, installment purchase obligations and credit card receivables);

                (E) securities issued or guaranteed as to principal and inter-
                    est by the U.S. Government or by its agencies or instru-mentalities and related custodial receipts;

                (F) dollar-denominated securities issued or guaranteed by for-
                    eign governments or their political subdivisions, agencies or instrumentalities;

                (G) guaranteed investment contracts issued by highly-rated
                    U.S. insurance companies;

                (H) securities issued or guaranteed by state or local govern-
                    mental bodies; and

                (I) repurchase agreements relating to the above instruments.

U.S.          The investment objective of the U.S. Treasury Money Market Port-
TREASURY      folio is to provide as high a level of current interest income
MONEY         as is consistent with maintaining liquidity and stability of
MARKET        principal. It pursues this objective by investing exclusively in
PORTFOLIO     short-term bills, notes and other obligations issued or guaran-
              teed by the U.S. Treasury and repurchase agreements relating to such obligations.

MUNICIPAL     The investment objective of the Municipal Money Market Portfolio
PORTFOLIOS    is to provide as high a level of current interest income exempt from Federal income taxes as is consistent with maintaining li-quidity and stability of principal. It pursues this objective by investing substantially all of its assets in short-term obliga-tions issued by or on behalf of states, territories and posses-sions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities and authori-ties ("Municipal Obligations").

              The investment objective of the New Jersey Municipal Money Mar-ket Portfolio, North Carolina Municipal Money Market Portfolio, Ohio Municipal Money Market Portfolio, Pennsylvania Municipal Money Market Portfolio and Virginia Municipal Money Market Port-folio (the "State-Specific Municipal Portfolios") is, for each Portfolio, to seek as high a level of current income exempt from Federal, and to the extent possible, state income tax of the specific state in which a Portfolio concentrates, as is consis-tent with maintaining liquidity and stability of principal.

              The Municipal Money Market Portfolio and the State-Specific Mu-nicipal Portfolios (together, the "Municipal Portfolios") seek to achieve their investment objectives by primarily investing in:

              (A) fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by S&P, AA or higher by D&P or F-2 or higher by Fitch;

              (B) tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody's, A-2 or higher by S&P, Duff 2 or higher by D&P or F-2 or higher by Fitch;

              (C) municipal bonds rated Aa or higher by Moody's or AA or higher by S&P, D&P or Fitch;

              (D) unrated notes, paper or other instruments that are of compa-
                  rable quality as determined by the Portfolios' sub-adviser under guidelines established by the Fund's Board of Trust-ees; and

              (E) municipal bonds and notes which are guaranteed as to princi-
                  pal and interest by the U.S. Government or an agency or in-strumentality thereof or which otherwise depend directly or indirectly on the credit of the United States.

                During normal market conditions, at least 80% of each Munici-pal Portfolio's net assets will be invested in securities which are Municipal Obligations. In addition, under normal conditions each State-Specific Municipal Portfolio intends to invest at least 65% of its net assets in Municipal Obligations of issuers located in the particular state indicated by its name ("State-Specific Obligations"). The Municipal Money Mar-ket Portfolio intends, on the other hand, to invest less than 25% of its total assets in Municipal Obligations of issuers located in the same state. During temporary defensive periods, each Municipal Portfolio may invest without limitation in ob-ligations that are not Municipal Obligations and may hold without limitation uninvested cash reserves.

                Each State-Specific Portfolio may invest without limitation in private activity bonds the interest on which is an item of tax preference for purposes of the Federal alternative minimum tax ("AMT Paper"). The Municipal Money Market Portfolio may invest up to 20% of its total assets in AMT Paper when added together with any taxable investments held by the Portfolio. Interest on AMT Paper that is received by taxpayers subject to the Fed-eral alternative minimum tax is taxable.

                Each Municipal Portfolio may invest 25% or more of its assets in Municipal Obligations the interest on which is paid solely from revenues of similar projects. To the extent a Portfolio's assets are invested in Municipal Obligations payable from the revenues of similar projects or are invested in private activ-ity bonds, the Portfolio will be subject to the peculiar risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than it would be if its assets were not so invested.

QUALITY,        All securities acquired by the Portfolios will be determined
MATURITY AND    at the time of purchase by the Portfolios' sub-adviser, under
DIVERSIFICATION guidelines established by the Fund's Board of Trustees, to present minimal credit risks and will be "Eligible Securities" as defined by the SEC. Eligible Securities are (a) securities that either (i) have short-term debt ratings at the time of purchase in the two highest rating categories by at least two unaffiliated nationally recognized statistical rating organi-zations ("NRSROs") (or one NRSRO if the security is rated by only one NRSRO), or (ii) are comparable in priority and secu-rity with an instrument issued by an issuer which has such ratings, and (b) securities that are unrated (including secu-rities of issuers that have long-term but not short-term rat-

              ings) but are of comparable quality as determined in accordance with guidelines approved by the Board of Trustees.

              Each Portfolio is managed so that the average maturity of all instruments held by it (on a dollar-weighted basis) will not ex-ceed 90 days. In no event will a Portfolio purchase securities which mature more than 397 days from the date of purchase (ex-cept for certain variable and floating rate instruments and se-curities collateralizing repurchase agreements). Securities in which the Portfolios invest may not earn as high a level of in-come as longer term or lower quality securities, which generally have greater market risk and more fluctuation in market value.

              The Money Market, U.S. Treasury Money Market and Municipal Money Market Portfolios are classified as diversified portfolios, and the State-Specific Municipal Portfolios are classified as non-diversified portfolios, under the Investment Company Act of 1940 (the "1940 Act"). Investment returns on a non-diversified port-folio typically are dependent upon the performance of a smaller number of securities relative to the number held in a diversi-fied portfolio. Consequently, the change in value of any one se-curity may affect the overall value of a non-diversified portfo-lio more than it would a diversified portfolio. In addition, be-cause the State-Specific Municipal Portfolios concentrate their investments in obligations of issuers located in particular states, investments in these Portfolios may be riskier than an investment in other Money Market funds.

What Additional Investment Policies And Risks Apply?
--------------------------------------------------------------------------------

CORPORATE AND BANK OBLIGATIONS. To the extent consistent with their investment objectives, the Portfolios may invest in debt obligations of domestic or for-eign corporations and banks, and may acquire commercial obligations issued by Canadian corporations and Canadian counterparts of U.S. corporations, as well as Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer. Bank obligations may include certificates of deposit, notes, bankers' acceptances and fixed time deposits. These obligations may be general obliga-tions of the parent bank or may be limited to the issuing branch or subsidiary by the terms of the specific obligation or by government regulation. The Money Market Portfolio may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets. The obli-gations of foreign issuers may involve certain risks in addition to those of domestic issuers, including higher transaction costs, less complete financial information, less stringent regulatory requirements and less market liquidity.

Commercial paper issues include securities issued by corporations without reg-istration under the Securities Act of 1933 (the "1933 Act") in reliance on the exemption in Section 3(a)(3), and commercial paper issued in reliance on the so-called "private placement" exemption in Section 4(2) ("Section 4(2) paper").
Section 4(2) paper is restricted as to disposition under the Federal securities laws in that any resale must similarly be made in an exempt transaction. Sec-tion 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers which make a market in Section 4(2) paper, thus providing liquidity.

U.S. GOVERNMENT OBLIGATIONS. To the extent consistent with their investment ob-jectives, the Portfolios may also purchase obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. Obligations of cer-tain agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the United States. Others are backed by the right of the issuer to borrow from the U.S. Treasury or are backed only by the credit of the agency or instrumentality issuing the obligation.

MUNICIPAL OBLIGATIONS. The two principal classifications of Municipal Obliga-tions are "general obligation" securities and "revenue" securities. General ob-ligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue se-curities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being fi-nanced. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal Obligations may also in-clude "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Also included within the general category of Municipal Obligations are partici-pation certificates in a lease, an installment purchase contract, or a condi-tional sales contract ("lease obligations") entered into by a state or politi-cal subdivision to finance the acquisition or construction of equipment, land or facilities. Although lease obligations are not general obligations of the issuer for which the state or other governmental body's unlimited taxing power is pledged, certain lease obligations are backed by a covenant to appropriate money to make the lease obligation payments. However, under certain lease obli-gations, the state or governmental body has no obligation to make these pay-ments in future years unless money is appropriated on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, dis-position of the property in the event of foreclosure might prove difficult. These securities represent a relatively new type of financing that is not yet as marketable as more conventional securities.

Each Municipal Portfolio may acquire "stand-by commitments" with respect to Mu-nicipal Obligations held by it. Under a stand-by commitment, a dealer agrees to purchase at the Portfolio's option specific Municipal Obligations at a speci-fied price. The acquisition of a stand-by commitment may increase the cost, and thereby reduce the yield, of the Municipal Obligation to which such commitment relates.

The amount of information regarding the financial condition of issuers of Mu-nicipal Obligations may be less extensive than the information for public cor-porations, and the secondary market for Municipal Obligations may be less liq-uid than that for taxable obligations. In addition, Municipal Obligations pur-chased by the Portfolios include obligations backed by letters of credit and other forms of credit enhancement issued by domestic and foreign banks, as well as other financial institutions. Changes in the credit quality of these insti-tutions could cause loss to a Municipal Portfolio and affect its share price.

The Municipal Portfolios may invest in tax-exempt derivative securities relat-ing to Municipal Obligations, including tender option bonds, participations, beneficial interests in trusts and partnership interests.

Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from Federal or state income tax are rendered by counsel to the respective issuers or sponsors at the time of issuance. The Fund and its service providers will rely on such opinions and will not review independently the underlying proceedings relating to the issuance of Municipal Obligations or the bases for such opinions.

MORTGAGE-RELATED SECURITIES. Although under normal market conditions they do not expect to do so, each Portfolio may invest in mortgage-related securities issued by the U.S. Government or its agencies or instrumentalities or issued by private companies. Mortgage-related securities may include collateralized mort-gage obligations ("CMOs") issued by the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation or other U.S. Government agencies or instrumentalities or issued by private companies. In periods of falling inter-est rates, the rate of mortgage prepayments tends to increase. During these periods, the reinvestment of prepayment proceeds by the particular Portfolio will generally be at lower rates than the rates on the prepaid obligations.

VARIABLE AND FLOATING RATE INSTRUMENTS. Each Portfolio may purchase rated and unrated variable and floating rate instruments, which may have a stated matu-rity in excess of 13 months but will, in any event, permit a Portfolio to de-mand payment of the principal of the instrument at least once every 13 months upon not more than thirty days' notice (unless the instrument is guaranteed by the U.S. Government or an agency or instrumentality thereof). These instru-ments may include variable amount master demand notes that permit the indebt-edness thereunder to vary in addition to providing for periodic adjustments in the interest rate. Issuers of unrated variable and floating rate instruments must satisfy the same criteria as set forth above for the particular Portfo-lio.

REPURCHASE AGREEMENTS. Each Portfolio may agree to purchase securities from broker-dealers and financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The securities held subject to a repurchase agreement may have stated maturi-ties exceeding 13 months, so long as the repurchase agreement itself matures in less than 13 months. Default by or bankruptcy of the seller would expose the Portfolio to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

GUARANTEED INVESTMENT CONTRACTS. The Money Market Portfolio may make limited investments in guaranteed investment contracts ("GICs") issued by highly rated U.S. insurance companies. Under these contracts, the Portfolio makes cash con-tributions to a deposit fund of the insurance company's general account. The insurance company then credits interest to the Portfolio on a monthly basis, which is based on an index (such as the Salomon Brothers CD Index), but is guaranteed not to be less than a certain minimum rate. The Money Market Port-folio does not expect to invest more than 5% of its net assets in GICs at any time during the current fiscal year.

WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS. Each Portfolio may purchase se-curities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions involve a commitment by a Port-folio to purchase or sell particular securities with payment and delivery tak-ing place at a future date (perhaps one or two months later), and permit a Portfolio to lock in a price or yield on a security it owns or intends to pur-chase, regardless of future changes in interest rates. When-issued and forward commitment transactions involve the risk, however, that the price or yield ob-tained in a transaction may be less favorable than the price or yield avail-able in the market when the delivery takes place.

SECURITIES LENDING. A Portfolio may seek additional income by lending securi-ties on a short-term basis. The securities lending agreements will require that the loans be secured by collateral in cash, U.S. Government securities or irrevocable bank letters of credit maintained on a current basis equal in value to at least the market value of the loaned securi-ties. A Portfolio may not make such loans in excess of 33 1/3% of the value of its total assets. Securities loans involve risks of delay in receiving addi-tional collateral or in recovering the loaned securities, or possibly loss of rights in the collateral if the borrower of the securities becomes insolvent.

REVERSE REPURCHASE AGREEMENTS. Each Portfolio may enter into reverse repurchase agreements for temporary purposes (such as to obtain cash to meet redemption requests when the liquidation of portfolio securities is deemed disadvantageous or inconvenient). A reverse repurchase agreement involves a sale by a Portfolio of securities that it holds concurrently with an agreement by the Portfolio to repurchase the same securities at an agreed-upon price and date. Reverse repur-chase agreements involve the risk that the market value of the securities sold by a Portfolio may decline below the price of the securities the Portfolio is obligated to repurchase.

INVESTMENT COMPANIES. In connection with the management of their daily cash po-sitions, the Portfolios may invest in securities issued by other investment companies which invest in short-term, high quality debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method of valuation. Securities of other investment companies will be acquired by a Portfolio within the limits prescribed by the 1940 Act. As a shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's ex-penses, including advisory fees. These expenses would be in addition to the ad-visory fees and other expenses the Portfolio bears directly in connection with its own operations.

UNINVESTED CASH RESERVES. Each Portfolio may hold uninvested cash reserves pending investment during temporary defensive periods or if, in the opinion of the Portfolios' sub-adviser, suitable obligations are unavailable. During nor-mal market periods, no more than 20% of a Portfolio's assets will be held uninvested. Uninvested cash reserves will not earn income.

ILLIQUID SECURITIES. No Portfolio will knowingly invest more than 10% of the value of its net assets in securities that are illiquid. Variable and floating rate instruments that cannot be disposed of within seven days, GICs, and repur-chase agreements and time deposits that do not provide for payment within seven days after notice, without taking a reduced price, are subject to this 10% lim-it. Each Portfolio may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accor-dance with Rule 144A under the 1933 Act. These securities will not be consid-ered illiquid so long as the sub-adviser determines that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio during any period that qualified institutional buyers become uninterested in purchasing these re-stricted securities.

STATE-SPECIFIC MUNICIPAL PORTFOLIOS--ADDITIONAL RISK CONSIDERATIONS. The con-centration of investments by the State-Specific Municipal Portfolios in State-Specific Obligations raises special investment considerations. Changes in the economic condition and governmental policies of a state and its political sub-divisions could adversely affect the value of a Portfolio's shares.

Certain matters relating to the states in which the State-Specific Municipal Portfolios invest are described below. For further information, see "Special Consideration Regarding State-Specific Obligations" in the Statement of Addi-tional Information.

Ohio. While diversifying more into the service and other non-manufacturing areas, the economy of Ohio continues to rely in part on durable goods manufac-turing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity in Ohio, as in many other industrially developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an im-portant segment of the Ohio economy with over half the State's area devoted to farming and approximately 15% of total employment in agribusiness. In prior years, the State's overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the 5.5% national figure. However, for the last four years the State rates were below the national rates (5.5% versus 6.1% in 1994). The unemployment rate and its effects vary among particular geographic areas of the State. There can be no assurance that future national, regional or state-wide economic difficulties and the resulting impact on State or local govern-ment finances generally will not adversely affect the market value of Ohio Mu-nicipal Obligations held in the Portfolio or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those obligations.

Pennsylvania. Although the General Fund of the Commonwealth (the principal op-erating fund of the Commonwealth) experienced deficits in fiscal 1990 and 1991, tax increases and spending decreases resulted in surpluses the following three years; as of June 30, 1994, the General Fund has a surplus of $892.9 million. The deficit in the Commonwealth's unreserved/undesignated funds also has been eliminated, and there was a surplus of $79.2 million as of June 30, 1994. Ris-ing unemployment, a relatively high proportion of persons 65 and older in the Commonwealth and court ordered increases in healthcare reimbursement rates place increased pressures on the tax resources of the Commonwealth and its mu-nicipalities. The Commonwealth has sold a substantial amount of bonds over the past several years, but the debt burden remains moderate. The recession has af-fected Pennsylvania's economic base, with income and job growth at levels below national averages. Employment growth has shifted to the trade and service sec-tors, with losses in more high-paid manufacturing positions. A new governor took office in January 1995, but the Commonwealth is likely to continue to show fiscal restraint.

North Carolina. Growth of North Carolina tax revenues slowed considerably dur-ing fiscal 1990-92 requiring tax increases and budget adjustments, including hiring freezes and restrictions, spending constraints, changes in the timing of certain collections and payments, and other short-term budget adjustments, that were needed to comply with North Carolina's constitutional mandate for a bal-anced budget. Fiscal years 1993, 1994 and 1995, however, ended with a positive General Fund balance each year. By law, 25% of such positive fund balance was required to be reserved in the General Fund of North Carolina as part of a "Savings Reserve" (subject to a maximum reserve of 5% of the preceding fiscal year's operating appropriation). An additional portion of such positive fund balance was reserved in the General Fund as part of a "Reserve for Repair and Renovation of State Facilities," leaving the remaining unrestricted fund balance at the end of each such year available for future appropriations.

Virginia. Because of Northern Virginia, with its proximity to Washington, DC, and Hampton Roads, which has the nation's largest concentration of military in-stallations, the Federal government has a greater impact on Virginia relative to its size than any states other than Alaska and Hawaii. Virginia's economy has continued to grow over the last decade, and while per capita income has grown both faster and slower than the U.S. average from year to year, per cap-ita income continues to be above the national average. Virginia's unreserved general fund balances have continued to grow in recent years from a low in 1991. The Virginia Constitution requires a balanced budget and, since 1993, the funding of a Revenue Stabilization Fund. Current debt levels are well below limits established by the Constitution.

New Jersey. The State of New Jersey generally has a diversified economic base consisting of, among others, commerce and service industries, selective commer-cial agriculture, insurance, tourism, petroleum refining and manufacturing, al-though New Jersey's manufacturing industry has experienced a downward trend in the last few years. New Jersey is a major recipient of Federal assistance and, of all the states, is among the highest in the amount of Federal aid received. Therefore, a decrease in Federal financial assistance may adversely affect the financial condition of New Jersey and its political subdivisions and instrumen-talities. While New Jersey's economic base has become more diversified over time and thus its economy appears to be less vulnerable during recessionary pe-riods, a recurrence of high levels of unemployment could adversely affect New Jersey's overall economy and the ability of New Jersey and its political subdi-visions and instrumentalities to meet their financial obligations. In addition, New Jersey maintains a balanced budget which restricts total appropriation in-creases to only 5% annually with respect to any municipality or county, the balanced budget plan may actually adversely affect a particular municipality's or county's ability to repay its obligations.

What Are The Portfolios' Fundamental Investment Limitations?
--------------------------------------------------------------------------------
A Portfolio's investment objective and policies may be changed by the Fund's Board of Trustees without shareholder approval. However, shareholders will be given at least 30 days' notice before any such change. No assurance can be pro-vided that a Portfolio will achieve its investment objective.

Each Portfolio has also adopted certain fundamental investment limitations that may be changed only with the approval of a "majority of the outstanding shares of a Portfolio" (as defined in the Statement of Additional Information). Sev-eral of the Portfolios' fundamental investment policies, which are set forth in full in the Statement of Additional Information, are summarized below.

No Portfolio may:

(1) purchase securities (except U.S. Government securities and related repur-chase agreements) if more than 5% of its total assets will be invested in the securities of any one issuer, except that up to 25% of a Portfolio's total assets may be invested without regard to this 5% limitation;

(2) invest 25% or more of its total assets in one or more issuers conducting their principal business activities in the same industry, except that the Money Market Portfolio will invest at least 25% of its total assets in ob-ligations of issuers in the banking industry or instruments secured by such obligations except during temporary defensive periods;

(3) borrow money except for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing. Whenever borrowings exceed 5% of a Portfolio's total assets, the Portfolio will not make any additional investments; and

(4) in the case of the Municipal Money Market Portfolio, invest less than 80% of its net assets in instruments the interest on which is exempt from regu-lar Federal income tax and not subject to the Federal alternative minimum tax ("AMT"), except during defensive periods or during periods of unusual market conditions; and

(5) in the case of each State-Specific Municipal Portfolio, invest less than 80% of its net assets in instruments the interest on which is exempt from regular Federal income tax or in instruments which are subject to AMT, ex-cept during defensive periods or during periods of unusual market conditions.

Restriction 1 does not apply to the State-Specific Municipal Portfolios. In-stead, as a non-fundamental investment restriction, each State-Specific Munici-pal Portfolio will not hold any securities (except U.S. Government securities and related repurchase agreements) that would cause, at the end of any tax quarter, more than 5% of its total assets to be invested in securities of any one issuer, except that up to 50% of a Portfolio's total assets may be invested without regard to this limitation so long as no more than 25% of the Portfo-lio's total assets are invested in any one issuer (except U.S. Government secu-rities and related repurchase agreements).

In accordance with current SEC regulations, the Money Market Portfolio intends, as a non-fundamental policy, to limit its investments in the securities of any single issuer (other than U.S.

Government securities and related repurchase agreements) to not more than 5% of the value of its total assets at the time of purchase, except that 25% of the value of its total assets may be invested in any one issuer for a period of up to three business days. The Money Market Portfolio will also limit its invest-ments in Eligible Securities that are not in the highest rating category as de-termined by two NRSROs (or one NRSRO if the security is rated by only one NRSRO) or, if unrated, are not of comparable quality, to 5% of its total as-sets, with investments in any one such issuer being limited to no more than 1% of its total assets or $1 million, whichever is greater, measured at the time of purchase.

The investment limitations stated above are applied at the time investment se-curities are purchased.

In order to permit the sale of its shares in certain states, the Fund may make commitments more restrictive than the investment policies and limitations de-scribed in this Prospectus. If the Fund determines that any commitment is no longer in the best interests of a Portfolio, it will revoke the commitment by terminating sales of shares of the Portfolio in the state involved.

Who Manages The Fund?
--------------------------------------------------------------------------------
BOARD OF
TRUSTEES The business and affairs of the Fund are managed under the di-rection of the Fund's Board of Trustees. The following persons currently serve on the Board:

                  William O. Albertini--Executive Vice President and Chief Fi-nancial Officer of Bell Atlantic Corporation.

                  Raymond J. Clark--Treasurer of Princeton University.

                  Robert M. Hernandez--Vice Chairman and Chief Financial Offi-cer of USX Corporation.

                  Anthony M. Santomero--Deputy Dean of The Wharton School, University of Pennsylvania.

                  David R. Wilmerding, Jr.--President of Gates, Wilmerding, Carper & Rawlings, Inc.

INVESTMENT      The Adviser to Compass Capital Funds is PNC Asset Management
ADVISER AND     Group, Inc. ("PAMG"). PAMG was organized in 1994 to perform
SUB-ADVISER     advisory services for investment companies, and has its prin-
                cipal offices at 1835 Market Street, Philadelphia, Pennsylva-nia 19103. PAMG is an indirect wholly-owned subsidiary of PNC
                Bank Corp., a multi-bank holding company. PNC Institutional
                Management Corporation ("PIMC"), a wholly-owned subsidiary of PAMG, serves as each Portfolio's sub-adviser. PIMC's principal business address is 400 Bellevue Parkway, Wilmington, Delaware
                19809.

                As adviser, PAMG is responsible for the overall investment management of the Portfolios. As sub-adviser, PIMC is respon-sible for the day-to-day management of the Portfolios, and generally makes all purchase and sale investment decisions for the Portfolios. PIMC also provides research and credit analy-sis. Portfolio transactions for a Portfolio may be directed through broker/dealers who sell Fund shares, subject to the requirements of best execution.

                For their investment advisory and sub-advisory services, PAMG and PIMC are entitled to fees, computed daily on a Portfolio-by-Portfolio basis and payable monthly, at the annual rates set forth below. All sub-advisory fees payable to PIMC are paid by PAMG, and do not represent an extra charge to the Portfolios.

                      MAXIMUM ANNUAL CONTRACTUAL FEE RATE
                      FOR EACH PORTFOLIO (BEFORE WAIVERS)

                                                 INVESTMENT  SUB-ADVISORY
                      AVERAGE DAILY NET ASSETS  ADVISORY FEE     FEE
                      ------------------------  ------------ ------------
                  first $1 billion                 .450%        .400%
                  $1 billion--$2 billion           .400         .350
                  $2 billion--$3 billion           .375         .325
                  greater than $3 billion          .350         .300

              For the twelve months ended September 30, 1996, the Portfolios (other than the New Jersey Municipal Money Market Portfolio) paid investment advisory fees at the following annual rates (ex-pressed as a percentage of average daily net assets) after vol-untary fee waivers: Money Market Portfolio, .06%; U.S. Treasury Money Market Portfolio, .06%; Municipal Money Market Portfolio, .06%; Ohio Municipal Money Market Portfolio, .06%; Pennsylvania Municipal Money Market Portfolio, .06%; North Carolina Municipal Money Market Portfolio, .06%; and Virginia Municipal Money Mar-ket Portfolio, .05%. For the period from February 1, 1996 to September 30, 1996, the New Jersey Municipal Money Market Port-folio paid investment advisory fees, after voluntary fee waiv-ers, at the annual rate of .06% of its average daily net assets.

ADMINISTRATORSCompass Capital Group, Inc. ("CCG"), PFPC Inc. ("PFPC"), and
              Compass Distributors, Inc. ("CDI") (the "Administrators") serve as the Fund's co-administrators. CCG and PFPC are indirect whol-ly-owned subsidiaries of PNC Bank Corp. CDI is a wholly-owned subsidiary of Provident Distributors, Inc. ("PDI"). A majority of the outstanding stock of PDI is owned by its officers and the remaining outstanding stock is owned by Pennsylvania Merchant Group Ltd.

              The Administrators generally assist the Fund in all aspects of its administration and operation, including matters relating to the maintenance of financial records and fund accounting. As compensation for these services, CCG is entitled to receive a fee, computed daily and payable monthly, at an annual rate of .03% of each Portfolio's average daily net assets, and PFPC and CDI are entitled to receive a combined fee, computed daily and payable monthly, at an annual rate of .15% of the first $500 million of each Portfolio's average daily net assets, .13% of the next $500 million of each Portfolio's average daily net as-sets, .11% of the next $1 billion of each Portfolio's average daily net as-sets and .10% of each Portfolio's average daily net assets in excess of $2 billion. From time to time the Administrators may waive some or all of their administration fees from a Portfo-lio.

                For information about the operating expenses the Portfolios paid for the most recent fiscal year, see "What Are The Ex-penses Of The Portfolios?"

TRANSFER        PNC Bank serves as the Portfolios' custodian and PFPC serves
AGENT,          as their transfer agent and dividend disbursing agent.
DIVIDEND
DISBURSING
AGENT AND
CUSTODIAN

SHAREHOLDER
SERVICING       The Fund intends to enter into service arrangements with in-
                stitutional investors ("Institutions") (including PNC Bank,
                National Association and its affiliates) which provide that the Institutions will render support services to their custom-ers who are the beneficial owners of Service Shares. These services are intended to supplement the services provided by the Fund's Administrators and transfer agent to the Fund's shareholders of record. In consideration for payment of a shareholder processing fee of up to .15% (on an annualized ba-sis) of the average daily net asset value of Service Shares owned beneficially by their customers, Institutions may pro-vide one or more of the following services: processing pur-chase and redemption requests from customers and placing or-ders with the Fund's transfer agent or the distributor;
                processing dividend payments from the Fund on behalf of cus-tomers; providing sub-accounting with respect to Service
                Shares beneficially owned by customers or the information nec-essary for sub-accounting; and providing other similar servic-es. In consideration for payment of a separate shareholder servicing fee of up to .15% (on an annualized basis) of the average daily net asset value of Service Shares owned benefi-cially by their customers, Institutions may provide one or more of these additional services to such customers: respond-ing to customer inquiries relating to the services performed by the Institution and to customer inquiries concerning their investments in Service Shares; assisting customers in desig-nating and changing dividend options, account designations and addresses; and providing other similar shareholder liaison services. Customers who are beneficial owners of Service
                Shares should read this Prospectus in light of the terms and fees governing their accounts with Institutions.

                Conflict-of-interest restrictions may apply to the receipt of compensation paid by the Fund in connection with the invest-ment of fiduciary funds in Portfolio shares. Institutions, in-cluding banks regulated by the

              Comptroller of the Currency, Federal Reserve Board and state banking commissions, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal counsel before entering into agreements with the Fund.

              The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of under-writing securities. It is intended that the services provided by Institutions under their service agreements will not be prohib-ited under these laws. Under state securities laws, banks and financial institutions that receive payments from the Fund may be required to register as dealers.

EXPENSES Expenses are deducted from the total income of each Portfolio before dividends and distributions are paid. Expenses include, but are not limited to, fees paid to PAMG and the Administra-tors, transfer agency and custodian fees, trustee fees, taxes, interest, professional fees, shareholder servicing and process-ing fees, fees and expenses in registering and qualifying the Portfolios and their shares for distribution under Federal and state securities laws, expenses of preparing prospectuses and statements of additional information and of printing and dis-tributing prospectuses and statements of additional information to existing shareholders, expenses relating to shareholder re-ports, shareholder meetings and proxy solicitations, insurance premiums, the expense of independent pricing services, and other expenses which are not expressly assumed by PAMG or the Fund's service providers under their agreements with the Fund. Any gen-eral expenses of the Fund that do not belong to a particular in-vestment portfolio will be allocated among all investment port-folios by or under the direction of the Board of Trustees in a manner the Board determines to be fair and equitable.

How Are Shares Purchased And Redeemed?
--------------------------------------------------------------------------------
DISTRIBUTOR. Shares of the Portfolios are offered on a continuous basis by CDI as distributor (the "Distributor"). CDI maintains its principal offices at 259 Radnor-Chester Road, Suite 120, Radnor, Pennsylvania 19087.

The Fund has adopted a distribution plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. The Plan permits CDI, PAMG, the Administrators and other companies that receive fees from the Fund to make payments relating to distri-bution and sales support activities out of their past profits or other sources available to them. The Fund is not required or permitted under the Plan to make distribution payments with respect to Service Shares.

PURCHASE OF SHARES. Service Shares are offered without a sales load to Institu-tions acting on behalf of their customers, as well as to certain persons who were shareholders of Compass Capital Group of Funds at the time of its combina-tion with The PNC Fund during the first quarter of 1996. Service Shares will normally be held of record by Institutions or in the names of nominees of In-stitutions. Share purchases are normally effected through a customer's account at an Institution through procedures established in connection with the re-quirements of the account. In these cases, confirmations of share purchases and redemptions will be sent to the Institutions. Beneficial ownership of shares will be recorded by the Institutions and reflected in the account statements provided by such Institutions to their customers. Investors wishing to purchase shares should contact their Institutions.

Service Shares are sold at the net asset value per share next determined after an order is received by PFPC Inc. ("PFPC"), the Fund's transfer agent. Shares may be purchased by Institutions on any Business Day. A "Business Day" is any weekday that the New York Stock Exchange (the "NYSE") and the Federal Reserve Bank of Philadelphia (the "FRB") are open for business.

Purchase orders for each Portfolio except the U.S. Treasury Money Market Port-folio may be placed by telephoning PFPC at (800) 441-7450 no later than 12:00 noon (Eastern Time) on a Business Day. Orders received before 12:00 noon (East-ern Time) will be executed at 12:00 noon (Eastern Time). If payment for such orders is not received by 4:00 p.m. (Eastern Time), the order will be cancelled and notice thereof will be given to the Institution placing the order. Orders received after 12:00 noon (Eastern Time) will not be accepted.

Purchase orders for the U.S. Treasury Money Market Portfolio may be placed by telephoning PFPC at (800) 441-7450 no later than 4:00 p.m. (Eastern Time) on a Business Day. Orders received before 12:00 noon (Eastern Time) will be executed at 12:00 noon (Eastern Time); orders received after 12:00 noon (Eastern Time) but before 4:00 p.m. (Eastern Time) will be executed at 4:00 p.m. (Eastern
Time). If payment for such orders is not received by 4:00 p.m. (Eastern Time), the order will be cancelled and notice thereof will be given to the Institution placing the order. Orders will not be accepted after 4:00 p.m. (Eastern Time). Under certain circumstances, the Fund may reject large individual purchase or-ders received after 12:00 noon (Eastern Time).

Payment for Service Shares must normally be made only in Federal funds or other funds immediately available to the Fund's custodian. Payment may also, in the discretion of the Fund, be made in the form of securities that are permissible investments for the respective Portfolios. For further information, see the Statement of Additional Information. The minimum initial investment is $5,000; however, Institutions may set a higher minimum for their customers. There is no minimum subsequent investment requirement.

Compass Capital may in its discretion waive the minimum investment amount and may reject any order for Service Shares.

REDEMPTION OF SHARES. Customers of Institutions may redeem Service Shares in accordance with the procedures applicable to their accounts with the Institu-tions. These procedures will vary according to the type of account and the In-stitution involved, and customers should consult their account managers in this regard. It is the responsibility of Institutions to transmit redemption orders to PFPC and credit their customers' accounts with the redemption proceeds on a timely basis. In the case of shareholders holding share certificates, the cer-tificates must accompany the redemption request.

Institutions may place redemption orders by telephoning PFPC at (800) 441-7450. Shares are redeemed at their net asset value per share next determined after PFPC's receipt of the redemption order. The Fund, the Administrators and the Distributor will employ reasonable procedures to confirm that instructions com-municated by telephone are genuine. The Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures. While the Fund intends to use its best efforts to maintain each Portfolio's net asset value per share at $1.00, the proceeds paid upon redemp-tion may be more or less than the amount invested depending upon the net asset value of a Service Share at the time of redemption.

Payment for redeemed shares for which a redemption order is received by PFPC before 12:00 noon (Eastern Time) on a Business Day is normally made in Federal funds wired to the redeeming Institution on the same Business Day, provided that the Fund's custodian is also open for business. Payment for redemption or-ders received between 12:00 noon (Eastern Time) and 4:00 p.m. (Eastern Time) or on a day when the Fund's custodian is closed is normally wired in Federal funds on the next Business Day following redemption on which the Fund's custodian is open for business. The Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of PAMG, an earlier payment could adversely affect a Portfolio. No charge for wir-ing redemption payments is imposed by the Fund, although Institutions may charge their customer accounts for redemption services. Information relating to such redemption services and charges, if any, should be obtained by customers from their Institution.

During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Redemption requests may also be mailed to PFPC at 400 Bellevue Parkway, Wilmington, DE 19809.

The Fund may redeem Service Shares in any Portfolio account if the account bal-ance drops below $5,000 as the result of redemption requests and the share-holder does not increase the balance to at least $5,000 upon thirty days' writ-ten notice. If a customer has agreed with an Institution to maintain a minimum balance in his or her account with the Institution, and the balance in the ac-count falls below that minimum, the customer may be obligated to redeem all or part of his or her shares in the Portfolios to the extent necessary to maintain the minimum balance required.

The Fund may also suspend the right of redemption or postpone the date of pay-ment upon redemption for such periods as are permitted under the 1940 Act, and may redeem shares involuntarily or make payment for redemption in securities or other property when determined appropriate in light of the Fund's responsibili-ties under the 1940 Act. See "Purchase and Redemption Information" in the Statement of Additional Information for examples of when such redemption might be appropriate.

What Special Purchase And Redemption Procedures May Apply?
--------------------------------------------------------------------------------
Persons who were shareholders of an investment portfolio of Compass Capital Group of Funds at the time of the portfolio's combination with The PNC Fund(R) may also purchase and redeem Service Shares of the same Portfolio and for the same account in which they held shares on that date through the procedures de-scribed in this section.

PURCHASES. Purchase orders may be placed through PFPC. The minimum investment is $100. Purchases through the Automatic Investment Plan described below are subject to a lower purchase minimum. The name of the Portfolio with respect to which shares are purchased must appear on the check or Federal Reserve Draft. Investors may also wire Federal funds in connection with the purchase of shares. The wire instructions must include the name of the Portfolio, class of the Portfolio, the name of the account registration, and the shareholder ac-count number. Before wiring any funds, however, an investor must call PFPC at
(800) 441-7762 in order to confirm the wire instructions. Purchase orders for shares of the Portfolios that are in proper form are executed at their net as-set value per share next determined after receipt by the Fund; however, orders will not be executed until payments not made in Federal funds are converted to Federal funds (which normally occurs within two Business Days of receipt) un-less a creditworthy financial institution undertakes to pay for an order in Federal funds by 4:00 p.m. (Eastern Time) the same Business Day an order is placed. Under certain circumstances, the Fund may reject large individual pur-chase orders received after 12:00 noon. The Fund may in its discretion reject any order for shares.

The Portfolios offer an Automatic Investment Plan ("AIP") whereby an investor in shares of a Portfolio may arrange for periodic investments in that Portfolio through automatic deductions from a checking or savings account by completing the AIP Application Form. The minimum pre-authorized investment amount is $50.

REDEMPTIONS. Shareholders may redeem for cash some or all of their shares of the Portfolios at any time by sending a written redemption request in proper form to Compass Capital Funds c/o PFPC Inc., P.O. Box 8907, Wilmington, Dela-ware 19899-8907.

Except as noted below, a request for redemption must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $25,000, or if the proceeds are not to be paid to the record owner at the rec-ord address, or if the shareholder is a corporation, partnership, trust or fi-duciary, signature(s) must be guaranteed by any eligible guarantor institution. Eligible guarantor institutions generally include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

Generally, a properly signed written request with any required signature guar-antee is all that is required for a redemption. In some cases, however, other documents may be necessary. Shareholders holding share certificates must send their certificates with the redemption request. Additional documentary evidence of authority is required by PFPC in the event redemption is requested by a cor-poration, partnership, trust, fiduciary, executor or administrator.

If a shareholder has given authorization for expedited redemption, shares can be redeemed by telephone and the proceeds sent by check to the shareholder or by Federal wire transfer to a single previously designated bank account. Once authorization is on file, PFPC will honor requests by any person by telephone at (800) 441-7762 (in Delaware call collect (302) 791-1194) or other means. The minimum amount that may be sent by check is $500, while the minimum amount that may be wired is $10,000. Compass Capital reserves the right to change these minimums or to terminate these redemption privileges. If the proceeds of a redemption would exceed $25,000, the redemption request must be in writing and will be subject to the signature guarantee requirement described above. This privilege may not be used to redeem Shares in certificated form.

During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Redemption requests may also be mailed to PFPC at P.O. Box 8907, Wilmington, Delaware 19899-8907.

Compass Capital is not responsible for the efficiency of the Federal wire sys-tem or the shareholder's firm or bank. Compass Capital does not currently charge for wire transfers. The shareholder is responsible for any charges im-posed by the shareholder's bank. To change the name of the single designated bank account to receive wire redemption proceeds, it is necessary to send a written request (with a guaranteed signature as described above) to Compass Capital Funds c/o PFPC, P.O. Box 8907, Wilmington, Delaware 19899-8907.

Compass Capital reserves the right to refuse a telephone redemption if it be-lieves it advisable to do so. The Fund, the Administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Compass Capital, the Administrators and the Distributor will not be liable for any loss, liability, cost or expense for acting upon telephone instructions reasonably believed to be genuine in accordance with such procedures.

Compass Capital offers a Systematic Withdrawal Plan ("SWP") which may be used by investors who wish to receive regular distributions from their accounts. Upon commencement of the SWP, the account must have a current value of $10,000 or more in a Portfolio. Shareholders may elect to receive automatic cash pay-ments of $100 or more either monthly, every other month, quarterly, three times a year, semi-annually, or annually. Automatic withdrawals are normally processed on the 25th day of the applicable month or, if such day is not a Business Day, on the next Business Day and are paid promptly thereafter. An investor may utilize the SWP by completing the SWP Application Form which may be obtained from PFPC.

Shareholders should realize that if withdrawals exceed income dividends their invested principal in the account will be depleted. To participate in the SWP, shareholders must have their dividends automatically reinvested. Shareholders may change or cancel the SWP at any time, upon written notice to PFPC.

How Is Net Asset Value Calculated?
--------------------------------------------------------------------------------
Net asset value is calculated separately for Service Shares of each Portfolio as of 12:00 noon (Eastern Time) and 4:00 p.m. (Eastern Time) on each Business Day by dividing the value of all securities and other assets owned by a Portfo-lio that are allocated to its Service Shares, less the liabilities charged to its Service Shares, by the number of Service Shares outstanding.

Each Portfolio seeks to maintain a net asset value of $1.00 per share for pur-poses of purchases and redemptions, and values its portfolio securities based on the amortized cost method of valuation described in the Statement of Addi-tional Information under "Valuation of Shares." A Portfolio may use a pricing service, bank or broker/dealer to value its securities.

How Frequently Are Dividends And Distributions Made To Investors?
-------------------------------------------------------------------------------
Shareholders are entitled to dividends and distributions arising from the net income and capital gains, if any, earned on investments held by the Portfolio in which they invest. Each Portfolio's net income is declared daily as a divi-dend. Shareholders whose purchase orders are executed at 12:00 noon (Eastern
Time), 4:00 p.m. (Eastern Time) for the U.S. Treasury Money Market Portfolio, receive dividends for that day. On the other hand, shareholders whose redemp-tion orders have been received by 12:00 noon (Eastern Time) do not receive dividends for that day, while shareholders of each Portfolio whose redemption orders are received after 12:00 noon (Eastern Time) do receive dividends for that day.

Dividends are paid monthly by check, or by wire transfer if requested in writ-ing by the shareholder, within five business days after the end of the month. Net short-term capital gains, if any, will be distributed at least annually. The period for which dividends are payable and the time for payment are sub-ject to change by the Fund's Board of Trustees. The Portfolios do not expect to realize net long-term capital gains.

Dividends are reinvested in additional full and fractional Service Shares of the same Portfolio which pays the dividends, unless a shareholder elects to receive dividends in cash. Such election, or any revocation thereof, must be made in writing to PFPC, and will become effective with respect to dividends paid after receipt by PFPC.

How Are Fund Distributions Taxed?
--------------------------------------------------------------------------------
Each Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If a Portfolio qualifies, it generally will be relieved of Federal income tax on amounts distributed to shareholders, but shareholders, unless otherwise exempt, will pay income or capital gains taxes on distributions (except distributions that are "exempt interest dividends" or are treated as a return of capital), whether the distributions are paid in cash or reinvested in additional shares.

Distributions paid out of a Portfolio's "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), if any, will be taxed to shareholders as long-term capital gain regardless of the length of time a shareholder holds the shares. All other distributions, to the extent taxable, are taxed to shareholders as ordinary income.

Each Municipal Portfolio intends to pay substantially all of its dividends as "exempt interest dividends." However, taxpayers are required to report the re-ceipt of "exempt interest dividends" on their Federal income tax returns for informational purposes and in two circumstances such amounts, while exempt from regular Federal income tax, are taxable to persons subject to alternative mini-mum and environmental taxes. First, "exempt interest dividends" derived from certain private activity bonds generally will constitute an item of tax prefer-ence for taxpayers in determining alternative minimum tax liability. Second, all "exempt interest dividends" must be taken into account by corporate taxpay-ers in determining certain adjustments for alternative minimum and environmen-tal tax purposes. In addition, investors should be aware of the possibility of state and local alternative minimum or minimum income tax liability on interest from private activity bonds. Shareholders who are recipients of Social Security Act or Railroad Retirement Act benefits should note that "exempt interest divi-dends" will be taken into account in determining the taxability of their bene-fit payments.

Each Municipal Portfolio will determine annually the percentages of its net in-vestment income which are exempt from the regular Federal income tax, which constitute an item of tax preference for Federal alternative minimum tax pur-poses, and which are fully taxable. These percentages will apply uniformly to all distributions from net investment income during that year and may differ significantly from the actual percentages for any particular day.

The Fund will send written notices to shareholders annually regarding the tax status of distributions made by each Portfolio. Dividends declared in October, November or December of any year payable to shareholders of record on a speci-fied date in those months will be deemed to have been received by the share-holders on December 31 of such year, if the dividends are paid during the fol-lowing January.

This is not an exhaustive discussion of applicable tax consequences, and in-vestors may wish to contact their tax advisers concerning investments in the Portfolios. Except as discussed below, dividends paid by each Portfolio may be taxable to investors under state or local law as dividend income even though all or a portion of such dividends may be derived from interest on obligations which, if realized directly, would be exempt from such income taxes. In addition, shareholders who are non-resident alien individuals, for-eign trusts or estates, foreign corporations or foreign partnerships may be subject to different Federal income tax treatment. Future legislative or admin-istrative changes or court decisions may materially affect the tax consequences of investing in the Portfolios.

OHIO TAXES. Individuals and estates that are subject to Ohio personal income tax or municipal or school district income taxes in Ohio will not be subject to such taxes on distributions from the Ohio Municipal Money Market Portfolio to the extent that such distributions are properly attributable to interest on Ohio Municipal Obligations or obligations issued by the U.S. Government, its agencies, instrumentalities or territories (if the interest on such obligations is exempt from state income taxation under the laws of the United States) ("U.S. Obligations"), if (a) the Portfolio continues to qualify as a regulated investment company for Federal income tax purposes and (b) at all times at least 50% of the value of the total assets of the Portfolio consists of Ohio Municipal Obligations or similar obligations of other states or their subdivi-sions. Corporations that are subject to the Ohio corporation franchise tax will not have to include distributions from the Ohio Municipal Money Market Portfo-lio in their net income base for purposes of calculating their Ohio corporation franchise tax liability to the extent that such distributions either constitute exempt-interest dividends for Federal income tax purposes or are properly at-tributable to interest on Ohio Municipal Obligations or U.S. Obligations. How-ever, shares of the Ohio Municipal Money Market Portfolio will be included in a corporation's net worth base for purposes of calculating the Ohio corporation franchise tax. Distributions properly attributable to gain on the sale, ex-change or other disposition of Ohio Municipal Obligations will not be subject to the Ohio personal income tax, or municipal or school district income taxes in Ohio and will not be included in the net income base of the Ohio corporation franchise tax. Distributions attributable to other sources will be subject to the Ohio personal income tax and the Ohio corporation franchise tax.

PENNSYLVANIA TAXES. Income received by a shareholder attributable to interest realized by the Pennsylvania Municipal Money Market Portfolio from Pennsylvania State-Specific Obligations or attributable to insurance proceeds on account of such interest is not taxable to individuals, estates or trusts under the Per-sonal Income Tax (in the case of insurance proceeds, to the extent they are ex-empt for Federal income tax purposes); to corporations under the Corporate Net Income Tax (in the case of insurance proceeds, to the extent they are exempt for Federal income tax purposes); nor to individuals under the Philadelphia School District Net Investment Income Tax ("School District Tax").

Income received by a shareholder attributable to gain on the sale or other dis-position by the Portfolio of Pennsylvania State-Specific Obligations is taxable under the Personal Income Tax, the Corporate Net Income Tax, and, unless these assets were held by the Portfolio for more than six months, the School District Tax.

This discussion does not address the extent, if any, to which shares of the Pennsylvania Municipal Money Market Portfolio, and interest and gain earned by the Portfolio, is subject to, or included in the measure of, special taxes im-posed by the Commonwealth of Pennsylvania on banks and other financial institutions or with respect to any privilege, ex-cise, franchise or other tax imposed on business entities not discussed above (including the Corporate Capital Stock/Foreign Franchise Tax.)

Shareholders of the Pennsylvania Municipal Money Market Portfolio are not sub-ject to the Pennsylvania County Personal Property Tax to the extent that the Portfolio is comprised of Pennsylvania state-specific obligations and Federal obligations (if the interest on such obligations is exempt from state and local taxation under the laws of the United States).

NORTH CAROLINA TAXES. Interest received in the form of dividends from the North Carolina Municipal Money Market Portfolio is exempt from North Carolina state income tax to the extent the distributions represent interest on direct obliga-tions of the U.S. Government or North Carolina State-Specific Obligations. Dis-tributions derived from interest earned on obligations of political subdivi-sions of Puerto Rico, Guam and the U.S. Virgin Islands, including the govern-ments thereof and their agencies, instrumentalities and authorities, are also exempt from North Carolina state income tax. Distributions paid out of interest earned on obligations that are merely backed or guaranteed by the U.S. Govern-ment (e.g., GNMAs, FNMAs), on repurchase agreements collateralized by U.S. Gov-ernment securities or on obligations of other states (which the Portfolio may acquire and hold for temporary or defensive purposes) are not exempt from North Carolina state income tax.

Any distributions of net realized gain earned by the North Carolina Municipal Money Market Portfolio on the sale or exchange of certain obligations of the State of North Carolina or its subdivisions that were issued before July 1, 1995 will also be exempt from North Carolina income tax to the Portfolio's shareholders. Distributions of gains earned by the North Carolina Municipal Money Market Portfolio on the sale or exchange of all other obligations will be subject to North Carolina income tax.

VIRGINIA TAXES. Subject to the provisions discussed below, dividends paid to shareholders by the Virginia Municipal Money Market Portfolio and derived from interest on obligations of the Commonwealth of Virginia or of any political subdivision or instrumentality of the Commonwealth or derived from interest or dividends on obligations of the United States excludable from Virginia taxable income under the laws of the United States, which obligations are issued in the exercise of the borrowing power of the Commonwealth or the United States and are backed by the full faith and credit of the Commonwealth or the United States, will be exempt from the Virginia income tax. Dividends paid to share-holders by the Portfolio and derived from interest on debt obligations of cer-tain territories and possessions of the United States (those issued by Puerto Rico, the Virgin Islands and Guam) will be exempt from the Virginia income tax. To the extent a portion of the dividends are derived from interest on debt ob-ligations other than those described above, such portion will be subject to the Virginia income tax even though it may be excludable from gross income for Fed-eral income tax purposes.

Generally, dividends distributed to shareholders by the Portfolio and derived from capital gains will be taxable to the shareholders. To the extent any por-tion of the dividends are derived from taxable interest for Virginia purposes or from net short-term capital gains, such portion will be taxable to the shareholders as ordinary income. The character of long-term cap-ital gains realized and distributed by the Portfolio will flow through to its shareholders regardless of how long the shareholders have held their shares. Capital gains distributed to shareholders derived from Virginia obligations is-sued pursuant to special Virginia enabling legislation which provides a spe-cific exemption for such gains will be exempt from Virginia income tax. Gener-ally, interest on indebtedness incurred by shareholders to purchase or carry shares of the Portfolio will not be deductible for Virginia income tax purpos-es.

As a regulated investment company, the Portfolio may distribute dividends that are exempt from the Virginia income tax to its shareholders if the Portfolio satisfies all requirements for conduit treatment under Federal law and, at the close of each quarter of its taxable year, at least 50% of the value of its to-tal assets consists of obligations the interest on which is exempt from taxa-tion under Federal law. If the Portfolio fails to qualify, no part of its divi-dends will be exempt from the Virginia income tax.

When taxable income of a regulated investment company is commingled with exempt income, all distributions of the income are presumed taxable to the sharehold-ers unless the portion of income that is exempt from Virginia income tax can be determined with reasonable certainty and substantiated. Generally, this deter-mination must be made for each distribution to each shareholder. The Virginia Department of Taxation has adopted a policy, however, of allowing shareholders to exclude from their Virginia taxable income the exempt portion of distribu-tions from a regulated investment company even though the shareholders receive distributions monthly but receive reports substantiating the exempt portion of such distributions at less frequent intervals. Accordingly, if the Portfolio receives taxable income, the Portfolio must determine the portion of income that is exempt from Virginia income tax and provide such information to the shareholders in accordance with the foregoing so that the shareholders may ex-clude from Virginia taxable income the exempt portion of the distribution from the Portfolio.

NEW JERSEY TAXES. It is anticipated that substantially all dividends paid by the New Jersey Municipal Money Market Portfolio will not be subject to New Jer-sey personal income tax. In accordance with the provisions of New Jersey law as currently in effect, distributions paid by a "qualified investment fund" will not be subject to the New Jersey personal income tax to the extent that the distributions are attributable to income received as interest or gain from New Jersey State-Specific Obligations, or as interest or gain from direct U.S. Gov-ernment obligations. Distributions by a qualified investment fund that are at-tributable to most other sources will be subject to the New Jersey personal in-come tax. To be classified as a qualified investment fund, at least 80% of the Portfolio's investments must consist of New Jersey State-Specific Obligations or direct U.S. Government obligations; it must have no investments other than interest-bearing obligations, obligations issued at a discount, and cash and cash items (including receivables); and it must satisfy certain reporting obli-gations and provide certain information to its shareholders. Shares of the Portfolio are not subject to property taxation by New Jersey or its political subdivisions.

The New Jersey personal income tax is not applicable to corporations. For all corporations subject to the New Jersey Corporation Business Tax, dividends and distributions from a "qualified investment fund" are included in the net income tax base for purposes of computing the Corporation Business Tax. Furthermore, any gain upon the redemption or sale of shares by a corporate shareholder is also included in the net income tax base for purposes of computing the Corpora-tion Business Tax.

How Is The Fund Organized?
--------------------------------------------------------------------------------

The Fund was organized as a Massachusetts business trust on December 22, 1988 and is registered under the 1940 Act as an open-end management investment com-pany. On January 12, 1996 the Fund changed its name from The PNC(R) Fund to Compass Capital FundsSM. The Declaration of Trust authorizes the Board of Trustees to classify and reclassify any unissued shares into one or more clas-ses of shares. Pursuant to this authority, the Trustees have authorized the is-suance of an unlimited number of shares in thirty investment portfolios. Each Portfolio offers five separate classes of shares--Institutional Shares, Service Shares, Investor A Shares, Investor B Shares and Investor C Shares. This pro-spectus relates only to Service Shares of the eight money market portfolios de-scribed herein.

Shares of each class bear their pro rata portion of all operating expenses paid by a Portfolio, except transfer agency fees and amounts payable under the Fund's Distribution and Service Plan. Because of these "class expenses," the performance of a Portfolio's Institutional Shares is expected to be higher than the performance of the Portfolio's Service Shares, and the performance of both the Institutional Shares and Service Shares of a Portfolio is expected to be higher than the performance of the Portfolio's three classes of Investor Shares. The Fund offers various services and privileges in connection with its Investor Shares that are not generally offered in connection with its Institu-tional and Service Shares, including an automatic investment plan, automatic withdrawal plan and checkwriting. For further information regarding the Fund's Institutional or Investor Share classes, contact PFPC at (800) 441-7764 (Insti-tutional Shares) or (800) 441-7762 (Investor Shares).

Each share of a Portfolio has a par value of $.001, represents an interest in that Portfolio and is entitled to the dividends and distributions earned on that Portfolio's assets as are declared in the discretion of the Board of Trustees. The Fund's shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held, and will vote in the aggregate and not by class, except where otherwise required by law or as determined by the Board of Trustees. The Fund does not currently intend to hold annual meetings of shareholders for the election of trustees (except as required under the 1940 Act). For a further discussion of the voting rights of shareholders, see "Additional Information Concerning Shares" in the Statement of Additional Information.

On      , 1996, PNC Bank held of record approximately  % of the Fund's out-
standing shares, as trustee on behalf of individual and institutional invest-ors, and may be deemed a controlling person of the Fund under the 1940 Act. PNC Bank is a subsidiary of PNC Bank Corp.

How is Performance Calculated?
--------------------------------------------------------------------------------

Each Portfolio may advertise its "yield" and "effective yield" for Service Shares. Both yield figures are based on historical earnings and are not in-tended to indicate future performance. "Yield" refers to the income generated by an investment in a Portfolio's Service Shares over a seven-day period. This income is then "annualized." That is, the amount of income generated by the in-vestment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. "Effective yield" is calculated similarly but, when annualized, the income earned by an investment in a Portfolio's Service Shares is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding ef-fect of this assumed reinvestment. A Municipal Portfolio's "tax equivalent yield" may also be quoted, which shows the level of taxable yield needed to produce an after-tax equivalent to the Portfolio's tax-free yield for Service Shares.

The performance of Service Shares of a Portfolio may be compared to the perfor-mance of mutual funds with similar investment objectives and to relevant indi-ces, as well as to ratings or rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the yield of Service Shares of a Portfolio may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technolo-gies, Inc. and Weisenberger Investment Company Service. Performance information may also include evaluations of the Portfolios published in nationally recog-nized ranking services, and information as reported by financial publications such as Business Week, Fortune, Institutional Investor, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature.

Performance quotations for shares of a Portfolio represent past performance and should not be considered as representative of future results. The yield of any investment is generally a function of portfolio quality and maturity, type of investment and operating expenses. Yields will fluctuate and are not necessar-ily representative of future results. Any fees charged by affiliates of the Portfolios' investment adviser or other institutions directly to their custom-ers' accounts in connection with investments in the Portfolios will not be in-cluded in the Portfolios' calculations of yield and performance.

How Can I Get More Information?
--------------------------------------------------------------------------------
We believe that it is essential for shareholders to have access to information regarding their investment 24 hours a day, 7 days a week. The COMPASS CAPITAL FUNDS have an investor information line that can provide such access.

In addition to account information, other sources of information regarding each COMPASS CAPITAL Portfolio and its portfolio holdings, strategy and current div-idend and performance levels are available.

By selecting the appropriate source of information as listed below, investors can receive additional information on the COMPASS CAPITAL Portfolios by either using a toll-free number or through electronic access:

For Performance and Portfolio Management Questions dial (800) FUTURE4.

For Information Related to Share Purchases and Redemptions call COMPASS CAPITAL FUNDS at (800) 441-7450.

For Questions about Shareholder Accounts and Balances held directly at the Fund, call (800) 441-7764.

Information is also available on the Internet through the World Wide Web. Shareholders and investment professionals may access portfolio information, portfolio manager updates and market data by accessing http://www.compassfunds.com.

The Compass Capital Funds
--------------------------------------------------------------------------------
NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESEN-TATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTA-TIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DIS-TRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE
MADE.

                               -----------------

MONEY MARKET PORTFOLIO

U.S. TREASURY MONEY MARKET PORTFOLIO

MUNICIPAL MONEY MARKET PORTFOLIO

NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO

NORTH CAROLINA MUNICIPAL MONEY MARKET PORTFOLIO

OHIO MUNICIPAL MONEY MARKET PORTFOLIO

PENNSYLVANIA MUNICIPAL MONEY MARKET PORTFOLIO

VIRGINIA MUNICIPAL MONEY MARKET PORTFOLIO


                                   THE MONEY
                                     MARKET
                                   PORTFOLIOS

                                 SERVICE SHARES



                                   Prospectus

                              January 1, 1997

                           COMPASS CAPITAL FUNDS/SM/
       (INVESTOR A, INVESTOR B AND INVESTOR C SHARES OF THE MONEY MARKET
        PORTFOLIO, U.S. TREASURY MONEY MARKET PORTFOLIO, MUNICIPAL MONEY
         MARKET PORTFOLIO, NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO,
        NORTH CAROLINA MUNICIPAL MONEY MARKET PORTFOLIO, OHIO MUNICIPAL
          MONEY MARKET PORTFOLIO, PENNSYLVANIA MUNICIPAL MONEY MARKET
           PORTFOLIO, AND VIRGINIA MUNICIPAL MONEY MARKET PORTFOLIO)
                             CROSS REFERENCE SHEET


FORM N-1A ITEM                                     LOCATION
--------------                                     ----------

      PART A                                       PROSPECTUS

1.    Cover page.............................      Cover Page

2.    Synopsis...............................      What Are The Expenses Of The
                                                   Portfolios?

3.    Condensed Financial Information........      What Are The Portfolios'
                                                   Financial Highlights?

4.    General Description of Registrant......      Cover Page; What Are The
                                                   Portfolios?; What Additional
                                                   Investment Policies Apply?;
                                                   What Are The Portfolios'
                                                   Fundamental Investment
                                                   Limitations?

5.    Management of the Fund.................      Who Manages The Fund?

5A.   Managements Discussion of Fund
        Performance..........................      Inapplicable

6.    Capital Stock and Other Securities.....      How Frequently Are Dividends
                                                   And Distributions Made To
                                                   Investors?; How Are Fund
                                                   Distributions Taxed?; How Is
                                                   The Fund Organized?

7.    Purchase of Securities Being Offered...      How Are Shares Purchased And
                                                   Redeemed?; How Is Net Asset
                                                   Value Calculated?; How Is The
                                                   Fund Organized?

8.    Redemption or Repurchase...............      How Are Shares Purchased and
                                                   Redeemed?

9.    Legal Proceedings......................      Inapplicable

The Money Market Portfolios Investor Shares
                                                            January  , 1997
--------------------------------------------------------------------------------

                Compass Capital Funds SM ("Compass Capital" or the "Fund") consist of thirty investment portfolios. This Prospectus de-scribes the Investor Shares of eight of those portfolios (the "Portfolios"):

                .Money Market Portfolio
                .U.S. Treasury Money Market Portfolio
                .Municipal Money Market Portfolio
                .New Jersey Municipal Money Market Portfolio
                .North Carolina Municipal Money Market Portfolio .Ohio Municipal Money Market Portfolio .Pennsylvania Municipal Money Market Portfolio .Virginia Municipal Money Market Portfolio

                This Prospectus contains information that a prospective in-vestor needs to know before investing. Please keep it for fu-ture reference. A Statement of Additional Information dated January , 1997 has been filed with the Securities and Ex-change Commission (the "SEC"). The Statement of Additional In-formation may be obtained free of charge from the Fund by calling (800) 441-7762. The Statement of Additional Informa-tion, as supplemented from time to time, is incorporated by reference into this Prospectus.

                SHARES OF THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, PNC BANK, NATIONAL ASSOCIATION OR ANY OTHER BANK AND ARE NOT INSURED BY, GUARANTEED BY, OBLI-GATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENTS IN THE PORTFOLIOS INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. THERE CAN BE NO ASSURANCE THAT THE PORTFOLIOS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

                The New Jersey, North Carolina, Ohio, Pennsylvania and Vir-ginia Municipal Money Market Portfolios may invest a signifi-cant percentage of their assets in a single issuer and, there-fore, investments in these Portfolios may be riskier than an investment in other types of money market funds.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. SHARES OF THE STATE-SPECIFIC MUNICIPAL PORTFOLIOS LISTED ABOVE ARE INTENDED ONLY FOR RESIDENTS OF THE RESPECTIVE STATES INDICATED.

The Money Market Portfolios Of Compass Capital Funds
--------------------------------------------------------------------------------

              The Money Market Portfolios of COMPASS CAPITAL FUNDS consist of eight short-term investment alternatives. Two of these Portfo-lios invest solely in taxable instruments, and six of these Portfolios invest in tax-exempt instruments. A detailed descrip-tion of each Portfolio begins on page 18.

              COMPASS
              CAPITAL
              PORTFOLIO       LIPPER PEER GROUP

              Money Market    Money Market Instrument Funds

              U.S. Treasury
               Money Market   U.S. Treasury Money Market Funds

              Municipal
               Money Market   Tax-Exempt Money Market Funds

              NJ Municipal
               Money Market   NJ Tax-Exempt Money Market Funds

              NC Municipal
               Money Market   Other States Tax-Exempt Money Market Funds

              OH Municipal
               Money Market   Ohio Tax-Exempt Money Market Funds

              PA Municipal
               Money Market   PA Tax-Exempt Money Market Funds

              VA Municipal
               Money Market   Other States Tax-Exempt Money Market Funds

              PNC Asset Management Group, Inc. ("PAMG") serves as the Fund's investment adviser. PNC Institutional Management Corporation ("PIMC") serves as the sub-adviser to the Portfolios as de-scribed in this Prospectus.

UNDERSTANDING This Prospectus has been crafted to provide detailed, accurate
THE COMPASS   and comprehensive information on the Compass Capital Portfolios.
CAPITAL       We intend this document to be an effective tool as you explore
MONEY         different directions in money market investing. You may wish to
MARKET        use the table of contents on page 5 of to find descriptions of
PORTFOLIOS    the Portfolios, including the investment objectives, portfolio management styles, risks and charges and expenses.

CONSIDERING     There can be no assurance that any mutual fund will achieve
THE RISKS IN    its investment objective, or that any Portfolio will be able
MONEY MARKET    to maintain a stable net asset value of $1.00 per share. Cer-
INVESTING       tain Portfolios may invest in U.S. dollar-denominated instru-
                ments of foreign issuers or municipal securities backed by the credit of foreign banks, which may be subject to risks in ad-dition to those inherent in U.S. investments. Each state-spe-cific municipal Portfolio will concentrate in the securities of issuers located in a particular state, and is non-diversi-fied, which means that its performance may be dependent upon the performance of a smaller number of securities than the other Portfolios, which are considered diversified. See "What
                Additional Investment Policies And Risks Apply?"

INVESTING IN    For information on how to purchase and redeem shares of the
THE COMPASS     Portfolios, see "How Are Shares Purchased" and "How Are Shares
CAPITAL FUNDS   Redeemed?"

Asking The Key Questions
--------------------------------------------------------------------------------

                                                                          PAGE
            What Are The Expenses Of The Portfolios?.....................   7
            What Are The Portfolios' Financial Highlights?...............  10
            What Are The Portfolios?.....................................  18
            What Additional Investment Policies And Risks Apply?.........  22
            What Are The Portfolios' Fundamental Investment
             Limitations?................................................  28
            Who Manages The Fund?........................................  30
            How Are Shares Purchased?....................................  34
            How Are Shares Redeemed?.....................................  36
            What Are The Shareholder Features Of The Fund?...............  38
            How Is Net Asset Value Calculated?...........................  41
            How Frequently Are Dividends And Distributions Made To
             Investors?..................................................  42
            How Are Fund Distributions Taxed?............................  43
            How Is The Fund Organized?...................................  48
            How Is Performance Calculated?...............................  49
            How Can I Get More Information?..............................  50

What Are The Expenses Of The Portfolios?
-------------------------------------------------------------------------------

Below is a summary of the annual operating expenses incurred by Investor Shares of the Portfolios after fee waivers for the twelve month period ended September 30, 1996 as a percentage of average daily net assets. The figures shown for the New Jersey Municipal Money Market Portfolio have been restated to reflect current expenses and fee waivers. An example based on the summary is also shown.

                                MONEY                            U.S. TREASURY                          MUNICIPAL
                               MARKET                            MONEY MARKET                         MONEY MARKET
                              PORTFOLIO                            PORTFOLIO                            PORTFOLIO
                  -------------------------------------------------------------------------------------------------------------
                  INVESTOR A   INVESTOR B  INVESTOR C  INVESTOR A   INVESTOR B  INVESTOR C  INVESTOR A   INVESTOR B  INVESTOR C
                  -------------------------------------------------------------------------------------------------------------
ANNUAL PORTFOLIO
 OPERATING
 EXPENSES (AS A
 PERCENTAGE OF
 AVERAGE NET
 ASSETS)
Advisory fees
 (after fee
 waivers)(/1/)            .06%        .06%        .06%         .06%        .06%        .06%         .06%        .06%        .06%
12b-1 fees(/2/)           .10         .75         .75          .10         .75         .75          .10         .75         .75
Other operating
 expenses (after
 fee
 waivers)(/1/)            .70         .55         .55          .70         .55         .55          .70         .55         .55
                          ---         ---         ---          ---         ---         ---          ---         ---         ---
 Shareholder
  servicing fee     .25         .25         .25          .25         .25         .25          .25         .25         .25
 Shareholder
  processing fee    .15         .00         .00          .15         .00         .00          .15         .00         .00
 Other expenses     .30         .30         .30          .30         .30         .30          .30         .30         .30
                  -----        ----        ----        -----        ----        ----        -----        ----        ----
Total Portfolio
 operating
 expense (after
 fee
 waivers)(/1/)            .86%       1.36%       1.36%         .86%       1.36%       1.36%         .86%       1.36%       1.36%
                        =====       =====       =====        =====       =====       =====        =====       =====       =====

(1) "Other expenses" includes the administration fees payable by the Portfo-lios. Without waivers, advisory fees would be .45% for each class of each Portfolio (.44% for the Investor A Shares of the Money Market Portfolio) and administration fees would be .17% for each class of the Money Market Portfolio and .18% for each class of the U.S. Treasury Money Market and Municipal Money Market Portfolios. PAMG and the Portfolios' administrators are under no obligation to waive or continue waiving their fees, but have informed The Fund that they expect to waive fees as necessary to maintain the Portfolios' total operating expenses during the remainder of the cur-rent fiscal year at the levels set forth in the table. Without waivers, "Other operating expenses" would be: (i) .73%, .75% and .76%, respective-ly, for Investor A Shares; (ii) .58% .60% and .61%, respectively, for In-vestor B Shares; and (iii) .58%, .60% and .61%, respectively, for Investor C Shares; and "Total Portfolio Operating Expenses" would be: (iv) 1.27%, 1.29% and 1.30%, respectively, for Investor A Shares; (v) 1.77%, 1.79% and 1.80%, respectively, for Investor B Shares; and (vi) 1.77%, 1.79% and 1.80%, respectively, for Investor C Shares.
(2) Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National As-sociation of Securities Dealers, Inc. ("NASD").

--------------------------------------------------------------------------------

                             NEW JERSEY                         NORTH CAROLINA                            OHIO
                              MUNICIPAL                            MUNICIPAL                            MUNICIPAL
                            MONEY MARKET                         MONEY MARKET                         MONEY MARKET
                              PORTFOLIO                            PORTFOLIO                            PORTFOLIO
                  -------------------------------------------------------------------------------------------------------------
                  INVESTOR A   INVESTOR B  INVESTOR C  INVESTOR A   INVESTOR B  INVESTOR C  INVESTOR A   INVESTOR B  INVESTOR C
                  -------------------------------------------------------------------------------------------------------------
ANNUAL PORTFOLIO
 OPERATING
 EXPENSES (AS A
 PERCENTAGE OF
 AVERAGE NET
 ASSETS)
Advisory Fees
 (after fee
 waivers)(/1/)            .05%        .05%        .05%         .06%        .06%        .06%         .06%        .06%        .06%
12b-1 fees(/2/)           .10         .75         .75          .10         .75         .75          .10         .75         .75
Other operating
 expenses (after
 fee
 waivers)(/1/)            .71         .56         .56          .70         .55         .55          .70         .55         .55
                        -----       -----       -----        -----       -----       -----        -----       -----       -----
 Shareholder
  servicing fee     .25         .25         .25          .25         .25         .25          .25         .25         .25
 Shareholder
  processing fee    .15         .00         .00          .15         .00         .00          .15         .00         .00
 Other expenses     .31         .31         .31          .30         .30         .30          .30         .30         .30
                  -----        ----        ----        -----        ----        ----        -----        ----        ----
Total Portfolio
 operating
 expenses (after
 fee
 waivers)(/1/)            .86%       1.36%       1.36%         .86%       1.36%       1.36%         .86%       1.36%       1.36%
                        =====       =====       =====        =====       =====       =====        =====       =====       =====

(1) "Other expenses" includes the administration fees payable by the Portfo-lios. Without waivers, advisory fees would be .45% and administration fees would be .18% for each class of each Portfolio. PAMG and the Portfolios' administrators are under no obligation to waive or continue waiving their fees, but have informed The Fund that they expect to waive fees as neces-sary to maintain the Portfolios' total operating expenses during the re-mainder of the current fiscal year at the levels set forth in the table. Without waivers, "Other operating expenses" would be: (i) .86%, .82% and .77%, respectively, for Investor A Shares; (ii) .71%, .67% and .62%, re-spectively, for Investor B Shares; and (iii) .71%, .67% and .62%, respec-tively, for Investor C Shares; and "Total Portfolio operating expenses" would be: (iv) 1.41%, 1.37%, and 1.32%, respectively, for Investor A Shares; (v) 1.91%, 1.87%, and 1.82%, respectively, for Investor B Shares; and (vi) 1.91%, 1.87% and 1.82%, respectively, for Investor C Shares.
(2) Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the NASD.

--------------------------------------------------------------------------------

                                     PENNSYLVANIA                         VIRGINIA
                                      MUNICIPAL                          MUNICIPAL
                                     MONEY MARKET                       MONEY MARKET
                                      PORTFOLIO                          PORTFOLIO
                          --------------------------------------------------------------------
                          INVESTOR A INVESTOR B  INVESTOR C  INVESTOR A INVESTOR B  INVESTOR C
                          --------------------------------------------------------------------
ANNUAL PORTFOLIO
 OPERATING EXPENSES
 (AS A PERCENTAGE OF
 AVERAGE NET ASSETS)
Advisory Fees (after fee
 waivers)(/1/)                  .06%        .06%        .06%       .05%        .05%        .05%
12b-1 fees(/2/)                 .10         .75         .75        .10         .75         .75
Other operating expenses
 (after fee
 waivers)(/1/)                  .70         .55         .55        .71         .56         .56
                               -----      ------      ------      -----      ------      ------
 Shareholder servicing
  fee                      .25        .25         .25         .25        .25         .25
 Shareholder processing
  fee                      .15        .00         .00         .15        .00         .00
 Other expenses            .30        .30         .30         .31        .31         .31
                          ----       ----        ----        ----       ----        ----
Total Portfolio
 operating expenses
 (after fee
 waivers)(/1/)                  .86%       1.36%       1.36%       .86%       1.36%       1.36%
                               =====      ======      ======      =====      ======      ======

(1) "Other expenses" includes the administration fees payable by the Portfo-lios. Without waivers, advisory fees would be .45% and administration fees would be .18% for each class of each Portfolio. PAMG and the Portfolios' administrators are under no obligation to waive or continue waiving their fees, but have informed The Fund that they expect to waive fees as neces-sary to maintain the Portfolios' total operating expenses during the re-mainder of the current fiscal year at the levels set forth in the table. Without waivers, "Other operating expenses" would be: (i) .75% and .86%, respectively, for Investor A Shares; (ii) .60% and .71%, respectively, for Investor B Shares; and (iii) .60% and .71%, respectively, for Investor C Shares; and "Total Portfolio operating expenses" would be: (iv) 1.30% and 1.41%, respectively, for Investor A Shares; (v) 1.80% and 1.91%, respec-tively, for Investor B Shares; and (vi) 1.80% and 1.91%, respectively, for Investor C Shares.
(2) Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the NASD.

EXAMPLE

An investor in Investor Shares would pay the following expenses on a $1,000 in-vestment assuming (1) 5% annual return, and (2) redemption at the end of each time period:

                                   -----------------------------------------
                                   ONE YEAR THREE YEARS FIVE YEARS TEN YEARS
                                   -----------------------------------------
Money Market
 A Shares                            $ 9        $27        $48          $106
 B Shares*                            14         43         74     150**/143***
 C Shares*                            14         43         74           164
U.S. Treasury Money Market
 A Shares                              9         27         48           106
 B Shares*                            14         43         74     150**/143***
 C Shares*                            14         43         74           164
Municipal Money Market
 A Shares                              9         27         48           106
 B Shares*                            14         43         74     150**/143***
 C Shares*                            14         43         74           164
New Jersey Municipal Money Market
 A Shares                              9         27         48           106
 B Shares*                            14         43         74     150**/143***
 C Shares*                            14         43         74           164
North Carolina Municipal Money
 Market
 A Shares                              9         27         48           106
 B Shares*                            14         43         74     150**/143***
 C Shares*                            14         43         74           164
Ohio Municipal Money Market
 A Shares                              9         27         48           106
 B Shares*                            14         43         74     150**/143***
 C Shares*                            14         43         74           164
Pennsylvania Municipal Money
 Market
 A Shares                              9         27         48           106
 B Shares*                            14         43         74     150**/143***
 C Shares*                            14         43         74           164
Virginia Municipal Money
 Portfolio
 A Shares                              9         27         48           106
 B Shares*                            14         43         74     150**/143***
 C Shares*                            14         43         74           164

  * These expense figures do not reflect the imposition of the deferred sales charge which may be deducted upon the redemption of Investor B or Investor C Shares of a Portfolio received in an exchange transaction for Investor B or Investor C Shares of a non-money market investment portfolio of the Fund. See "What Are The Shareholder Features Of The Fund?--Exchange Privilege."
 ** Based on the conversion of Investor B Shares to Investor A Shares after eight years (applies to shares received in an exchange transaction for In-vestor B Shares of an equity portfolio of the Fund).
*** Based on the conversion of Investor B Shares to Investor A Shares after seven years (applies to shares received in an exchange transaction for In-vestor B Shares of a fixed income portfolio of the Fund).

The foregoing Tables and Example are intended to assist investors in under-standing the expenses the Portfolios pay. Investors bear these expenses either directly or indirectly. They do not reflect any charges that may be imposed by brokers or other institutions directly on their customer accounts in connection with investments in the Portfolios.

THE EXAMPLE SHOWN ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE IN-VESTMENT RETURN OR OPERATING EXPENSES. ACTUAL INVESTMENT RETURN AND OPERATING EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

What Are The Portfolios' Financial Highlights?
--------------------------------------------------------------------------------

                The following financial information has been derived from the financial statements incorporated by reference into the State-ment of Additional Information, and has been audited by the Portfolios' independent accountants. This financial informa-tion should be read together with those financial statements. For the period shown there were no outstanding Investor Shares of the Virginia Municipal Money Market Portfolio. Further in-formation about the performance of the Portfolios is available in the annual shareholder reports. Both the Statement of Addi-tional Information and the annual shareholder reports may be obtained from the Fund free of charge by calling (800) 441-7762.

Financial Highlights
--------------------------------------------------------------------------------
(FOR AN INVESTOR A SHARE AND INVESTOR B SHARE OUTSTANDING THROUGHOUT EACH
PERIOD)

                             MONEY MARKET PORTFOLIO

                                     INVESTOR A SHARES                 INVESTOR B SHARES
                           -------------------------------------------------------------
                                                         FOR THE                FOR THE
                                                          PERIOD                 PERIOD
                             YEAR     YEAR      YEAR    1/13/93/1/      YEAR   9/15/95/1/
                            ENDED    ENDED     ENDED     THROUGH       ENDED    THROUGH
                           9/30/96  9/30/95   9/30/94    9/30/93      9/30/96   9/30/95
                           -------------------------------------------------------------
NET ASSET VALUE AT
 BEGINNING OF PERIOD                $   1.00  $   1.00   $   1.00               $   1.00
                           -------- --------  --------   --------     --------  --------
Income from investment
 operations
 Net investment income                0.0511    0.0308     0.0188                 0.0020
 Net realized gain (loss)
  on investments                         - -       - -        - -                    - -
                           -------- --------  --------   --------     --------  --------
 Total from investment
  operations                          0.0511    0.0308     0.0188                 0.0020
                           -------- --------  --------   --------     --------  --------
LESS DISTRIBUTIONS
 Distributions from net
  investment income                  (0.0511)  (0.0308)   (0.0188)               (0.0020)
 Distributions from net
  realized capital gains                 - -       - -        - -                    - -
                           -------- --------  --------   --------     --------  --------
 Total distributions                 (0.0511)  (0.0308)   (0.0188)               (0.0020)
                           -------- --------  --------   --------     --------  --------
NET ASSET VALUE AT END OF
 PERIOD                             $   1.00  $   1.00   $   1.00               $   1.00
                           ======== ========  ========   ========     ========  ========
Total return                            5.23%     3.12%      1.89%                  0.20%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of
  period (in thousands)             $ 10,185  $  4,342   $     49               $     27
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                           0.81%     0.75%      0.67%/2/               1.34%/2/
 Before
  advisory/administration
  fee waivers                           1.19%     1.16%      0.78%/2/               1.72%/2/
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers                           5.15%     3.39%      2.62%/2/               4.58%/2/
 Before
  advisory/administration
  fee waivers                           4.78%     2.98%      2.51%/2/               4.20%/2/

/1/Commencement of operations of share class.
/2/Annualized.

--------------------------------------------------------------------------------
(FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                        MUNICIPAL MONEY MARKET PORTFOLIO

                                               INVESTOR A SHARES
                                     --------------------------------------
                                                                   FOR THE
                                                                    PERIOD
                                       YEAR     YEAR      YEAR    11/2/92/1/
                                      ENDED    ENDED     ENDED     THROUGH
                                     9/30/96  9/30/95   9/30/94    9/30/93
                                     --------------------------------------
NET ASSET VALUE AT BEGINNING OF
 PERIOD                                       $   1.00  $   1.00   $   1.00
                                     -------- --------  --------   --------
Income from investment operations
 Net investment income                          0.0311    0.0193     0.0181
 Net realized gain (loss) on
  investments                                      - -       - -        - -
                                     -------- --------  --------   --------
 Total from investment operations               0.0311    0.0193     0.0181
                                     -------- --------  --------   --------
LESS DISTRIBUTIONS
 Distributions from net investment
  income                                       (0.0311)  (0.0193)   (0.0181)
 Distributions from net realized
  capital gains                                    - -       - -        - -
                                     -------- --------  --------   --------
 Total distributions                           (0.0311)  (0.0193)   (0.0181)
                                     -------- --------  --------   --------
NET ASSET VALUE AT END OF PERIOD              $   1.00  $   1.00   $   1.00
                                     ======== ========  ========   ========
Total return                                      3.15%     1.95%      1.83%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of period (in
  thousands)                                  $     20  $     41   $     15
 Ratios of expenses to average net
  assets
 After advisory/administration fee
  waivers                                         0.79%     0.75%      0.72%/2/
 Before advisory/administration fee
  waivers                                         1.23%     1.23%      0.83%/2/
 Ratios of net investment income to
  average net assets
 After advisory/administration fee
  waivers                                         3.08%     2.05%      2.23%/2/
 Before advisory/administration fee
  waivers                                         2.64%     1.58%      2.12%/2/

/1/Commencement of operations of share class.
/2/Annualized.

--------------------------------------------------------------------------------
(FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                      U.S. TREASURY MONEY MARKET PORTFOLIO
               (FORMERLY, THE GOVERNMENT MONEY MARKET PORTFOLIO)

                                               INVESTOR A SHARES
                                     --------------------------------------
                                                                   FOR THE
                                                                    PERIOD
                                       YEAR     YEAR      YEAR    1/14/93/1/
                                      ENDED    ENDED     ENDED     THROUGH
                                     9/30/96  9/30/95   9/30/94    9/30/93
                                     --------------------------------------
NET ASSET VALUE AT BEGINNING OF
 PERIOD                                       $   1.00  $   1.00   $   1.00
                                     -------- --------  --------   --------
Income from investment operations
 Net investment income                          0.0501    0.0309     0.0183
 Net realized gain (loss) on
  investments                                      - -       - -        - -
                                     -------- --------  --------   --------
 Total from investment operations               0.0501    0.0309     0.0183
                                     -------- --------  --------   --------
LESS DISTRIBUTIONS
 Distributions from net investment
  income                                       (0.0501)  (0.0309)   (0.0183)
 Distributions from net realized
  capital gains                                    - -       - -        - -
                                     -------- --------  --------   --------
 Total distributions                           (0.0501)  (0.0309)   (0.0183)
                                     -------- --------  --------   --------
NET ASSET VALUE AT END OF PERIOD              $   1.00  $   1.00   $   1.00
                                     ======== ========  ========   ========
Total return                                      5.13%     3.11%      1.85%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of period (in
  thousands)                                  $  1,285  $  1,656   $     50
 Ratios of expenses to average net
  assets
 After advisory/administration fee
  waivers                                         0.80%     0.75%      0.65%/2/
 Before advisory/administration fee
  waivers                                         1.21%     1.20%      0.78%/2/
 Ratios of net investment income to
  average net assets
  After advisory/administration fee
  waivers                                         5.03%     3.60%      2.57%/2/
 Before advisory/administration fee
  waivers                                         4.62%     3.14%      2.44%/2/

/1/Commencement of operations of share class.
/2/Annualized.

--------------------------------------------------------------------------------
(FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                     OHIO MUNICIPAL MONEY MARKET PORTFOLIO

                                                    INVESTOR A SHARES
                                               ----------------------------
                                                                   FOR THE
                                                                    PERIOD
                                                 YEAR     YEAR    10/5/93/1/
                                                ENDED    ENDED     THROUGH
                                               9/30/96  9/30/95    9/30/94
                                               ----------------------------
NET ASSET VALUE AT BEGINNING OF PERIOD                  $   1.00   $   1.00
                                               -------- --------   --------
Income from investment operations
 Net investment income                                    0.0310     0.0199
 Net realized gain (loss) on investments                     - -        - -
                                               -------- --------   --------
 Total from investment operations                         0.0310     0.0199
                                               -------- --------   --------
LESS DISTRIBUTIONS
 Distributions from net investment income                (0.0310)   (0.0199)
 Distributions from net realized capital gains               - -        - -
                                               -------- --------   --------
 Total distributions                                     (0.0310)   (0.0199)
                                               -------- --------   --------
NET ASSET VALUE AT END OF PERIOD                        $   1.00   $   1.00
                                               ======== ========   ========
Total return                                                3.15%      2.01%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of period (in thousands)             $     75   $     28
 Ratios of expenses to average net assets
 After advisory/administration fee waivers                  0.80%      0.62%/2/
 Before advisory/administration fee waivers                 1.26%      1.26%/2/
 Ratios of net investment income to average
  net assets
 After advisory/administration fee waivers                  3.02%      1.94%/2/
 Before advisory/administration fee waivers                 2.56%      1.30%/2/

/1/Commencement of operations of share class.
/2/Annualized.

--------------------------------------------------------------------------------
(FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                 PENNSYLVANIA MUNICIPAL MONEY MARKET PORTFOLIO

                                                  INVESTOR A SHARES
                                          -----------------------------
                                                               FOR THE
                                                               PERIOD
                                            YEAR     YEAR    12/28/93/1/
                                           ENDED    ENDED      THROUGH
                                          9/30/96  9/30/95     9/30/94
                                          -----------------------------
NET ASSET VALUE AT BEGINNING OF PERIOD             $   1.00   $   1.00
                                          -------- --------   --------
Income from investment operations
 Net investment income                               0.0302     0.0153
 Net realized gain (loss) on investments                - -        - -
                                          -------- --------   --------
 Total from investment operations                    0.0302     0.0153
                                          -------- --------   --------
LESS DISTRIBUTIONS
 Distributions from net investment income           (0.0302)   (0.0153)
 Distributions from net realized capital
  gains                                                 - -        - -
                                          -------- --------   --------
 Total distributions                                (0.0302)   (0.0153)
                                          -------- --------   --------
NET ASSET VALUE AT END OF PERIOD                   $   1.00   $   1.00
                                          ======== ========   ========
Total return                                           3.06%      1.58%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of period (in
  thousands)                                       $    750   $    139
 Ratios of expenses to average net assets
 After advisory/administration fee
  waivers                                               .82%      0.65%/2/
 Before advisory/administration fee
  waivers                                              1.24%      1.22%/2/
 Ratios of net investment income to
  average net assets
 After advisory/administration fee
  waivers                                              3.03%      2.11%/2/
 Before advisory/administration fee
  waivers                                              2.61%      1.54%/2/

/1/Commencement of operations of share class.
/2/Annualized.

--------------------------------------------------------------------------------
(FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                NORTH CAROLINA MUNICIPAL MONEY MARKET PORTFOLIO

                                                        INVESTOR A SHARES
                                                       ------------------
                                                                 FOR THE
                                                                  PERIOD
                                                         YEAR   2/14/95/1/
                                                        ENDED    THROUGH
                                                       9/30/96   9/30/95
                                                       ------------------
NET ASSET VALUE AT BEGINNING OF PERIOD                           $   1.00
                                                       --------  --------
Income from investment operations
 Net investment income                                             0.0194
 Net realized gain (loss) on investments                              - -
                                                       --------  --------
 Total from investment operations                                  0.0194
                                                       --------  --------
LESS DISTRIBUTIONS
 Distributions from net investment income                         (0.0194)
 Distributions from net realized capital gains                        - -
                                                       --------  --------
 Total distributions                                              (0.0194)
                                                       --------  --------
NET ASSET VALUE AT END OF PERIOD                                 $   1.00
                                                       ========  ========
Total return                                                         1.95%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of period (in thousands)                      $     53
 Ratios of expenses to average net assets
 After advisory/administration fee waivers                           0.83%/2/
 Before advisory/administration fee waivers                          1.36%/2/
 Ratios of net investment income to average net assets
 After advisory/administration fee waivers                           3.05%/2/
 Before advisory/administration fee waivers                          2.52%/2/

/1/Commencement of operations of share class.
/2/Annualized.

--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                  NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO+

                                                FOR THE PERIOD FOR THE PERIOD
                                                -----------------------------
                                                    2/1/96       1/16/96/1/
                                                   THROUGH        THROUGH
                                                   9/30/96        1/31/96
                                                -----------------------------
NET ASSET VALUE AT BEGINNING OF PERIOD                            $  1.00
                                                   -------        -------
Income from investment operations
 Net investment income                                               0.00
 Net realized gain (loss) on investments                              - -
                                                   -------        -------
 Total from investment operations                                    0.00
                                                   -------        -------
LESS DISTRIBUTIONS
 Distributions from net investment income                            0.00
 Distributions from net realized capital gains                        - -
                                                   -------        -------
 Total distributions                                                 0.00
                                                   -------        -------
NET ASSET VALUE AT END OF PERIOD                                  $  1.00
                                                   =======        =======
Total return                                                         2.66%/2/
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of period (in thousands)                       $21,662
 Ratios of expenses to average net assets
 After advisory/administration fee waivers                           0.71%/2/
 Before advisory/administration fee waivers                          1.20%/2/
 Ratios of net investment income to average net
  assets
 After advisory/administration fee waivers                           2.66%/2/
 Before advisory/administration fee waivers                          2.17%/2/

 + The Portfolio commenced operations on July 1, 1991 as the New Jersey
   Municipal Money Market Fund, a separate investment portfolio (the "Predecessor New Jersey Municipal Money Market Portfolio") of Compass Capital Group, which was organized as a Massachusetts business trust. On January 13, 1996, the assets and liabilities of the Predecessor New Jersey Municipal Money Market Portfolio were transferred to this Portfolio, and were combined with the assets of a pre-existing portfolio of investments maintained by the Fund.

/1/Commencement of operations of share class.
/2/Annualized.

What Are The Portfolios?
--------------------------------------------------------------------------------
MONEY MARKET    The investment objective of the Money Market Portfolio is to
PORTFOLIO       provide as high a level of current interest income as is con-
                sistent with maintaining liquidity and stability of principal.
                The Portfolio may invest in a broad range of short-term, high quality, U.S. dollar-denominated instruments, such as govern-ment, bank, commercial and other obligations, that are avail-able in the money markets. In particular, the Portfolio may invest in:

                (A) U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institu-tions with total assets in excess of $1 billion (including obligations of foreign branches of such banks);

                (B) high quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard & Poor's Ratings Group ("S&P"), Prime-2 or higher by Moody's Investors Service, Inc. ("Moody's"), Duff 2 or higher by Duff & Phelps Credit Co. ("D&P"), F-2 or higher by Fitch Investors Service, Inc. ("Fitch") or TBW-2 or higher by Thomson BankWatch, Inc. ("TBW"), as well as high quality corporate bonds rated (at the time of purchase) AA or higher by S&P, D&P, Fitch or TBW or Aa or higher by Moody's;

                (C) unrated notes, paper and other instruments that are of comparable quality as determined by the Portfolio's sub-adviser under guidelines established by the Fund's Board of Trustees;

                (D) asset-backed securities (including interests in pools of assets such as mortgages, installment purchase obligations and credit card receivables);

                (E) securities issued or guaranteed as to principal and inter-
                    est by the U.S. Government or by its agencies or instru-mentalities and related custodial receipts;

                (F) dollar-denominated securities issued or guaranteed by for-
                    eign governments or their political subdivisions, agencies or instrumentalities;

                (G) guaranteed investment contracts issued by highly-rated
                    U.S. insurance companies;

                (H) securities issued or guaranteed by state or local govern-
                    mental bodies; and

                (I) repurchase agreements relating to the above instruments.

U.S.          The investment objective of the U.S. Treasury Money Market Port-
TREASURY      folio is to provide as high a level of current interest income
MONEY         as is consistent with maintaining liquidity and stability of
MARKET        principal. It pursues this objective by investing exclusively in
PORTFOLIO     short-term bills, notes and other obligations issued or guaran-
              teed by the U.S. Treasury and repurchase agreements relating to such obligations.

MUNICIPAL     The investment objective of the Municipal Money Market Portfolio
PORTFOLIOS    is to provide as high a level of current interest income exempt from Federal income taxes as is consistent with maintaining li-quidity and stability of principal. It pursues this objective by investing substantially all of its assets in short-term obliga-tions issued by or on behalf of states, territories and posses-sions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities and authori-ties ("Municipal Obligations").

              The investment objective of the New Jersey Municipal Money Mar-ket Portfolio, North Carolina Municipal Money Market Portfolio, Ohio Municipal Money Market Portfolio, Pennsylvania Municipal Money Market Portfolio and Virginia Municipal Money Market Port-folio (the "State-Specific Municipal Portfolios") is, for each Portfolio, to seek as high a level of current income exempt from Federal, and to the extent possible, state income tax of the specific state in which a Portfolio concentrates, as is consis-tent with maintaining liquidity and stability of principal.

              The Municipal Money Market Portfolio and the State-Specific Mu-nicipal Portfolios (together, the "Municipal Portfolios") seek to achieve their investment objectives by primarily investing in:

              (A) fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by S&P, AA or higher by D&P or F-2 or higher by Fitch;

              (B) tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody's, A-2 or higher by S&P, Duff 2 or higher by D&P or F-2 or higher by Fitch;

              (C) municipal bonds rated Aa or higher by Moody's or AA or higher by S&P, D&P or Fitch;

              (D) unrated notes, paper or other instruments that are of compa-
                  rable quality as determined by the Portfolios' sub-adviser under guidelines established by the Fund's Board of Trust-ees; and

              (E) municipal bonds and notes which are guaranteed as to princi-
                  pal and interest by the U.S. Government or an agency or in-strumentality thereof or which otherwise depend directly or indirectly on the credit of the United States.

                During normal market conditions, at least 80% of each Munici-pal Portfolio's net assets will be invested in securities which are Municipal Obligations. In addition, under normal conditions each State-Specific Municipal Portfolio intends to invest at least 65% of its net assets in Municipal Obligations of issuers located in the particular state indicated by its name ("State-Specific Obligations"). The Municipal Money Mar-ket Portfolio intends, on the other hand, to invest less than 25% of its total assets in Municipal Obligations of issuers located in the same state. During temporary defensive periods, each Municipal Portfolio may invest without limitation in ob-ligations that are not Municipal Obligations and may hold without limitation uninvested cash reserves.

                Each State-Specific Portfolio may invest without limitation in private activity bonds the interest on which is an item of tax preference for purposes of the Federal alternative minimum tax ("AMT Paper"). The Municipal Money Market Portfolio may invest up to 20% of its total assets in AMT Paper when added together with any taxable investments held by the Portfolio. Interest on AMT Paper that is received by taxpayers subject to the Fed-eral alternative minimum tax is taxable.

                Each Municipal Portfolio may invest 25% or more of its assets in Municipal Obligations the interest on which is paid solely from revenues of similar projects. To the extent a Portfolio's assets are invested in Municipal Obligations payable from the revenues of similar projects or are invested in private activ-ity bonds, the Portfolio will be subject to the peculiar risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than it would be if its assets were not so invested.

QUALITY,        All securities acquired by the Portfolios will be determined
MATURITY AND    at the time of purchase by the Portfolios' sub-adviser, under
DIVERSIFICATION guidelines established by the Fund's Board of Trustees, to present minimal credit risks and will be "Eligible Securities" as defined by the SEC. Eligible Securities are (a) securities that either (i) have short-term debt ratings at the time of purchase in the two highest rating categories by at least two unaffiliated nationally recognized statistical rating organi-zations ("NRSROs") (or one NRSRO if the security is rated by only one NRSRO), or (ii) are comparable in priority and secu-rity with an instrument issued by an issuer which has such ratings, and (b) securities that are unrated (including secu-rities of issuers that have long-term but not short-term rat-
                ings) but are of comparable quality as determined in accor-dance with guidelines approved by the Board of Trustees.

              Each Portfolio is managed so that the average maturity of all instruments held by it (on a dollar-weighted basis) will not ex-ceed 90 days. In no event will a Portfolio purchase securities which mature more than 397 days from the date of purchase (ex-cept for certain variable and floating rate instruments and se-curities collateralizing repurchase agreements). Securities in which the Portfolios invest may not earn as high a level of in-come as longer term or lower quality securities, which generally have greater market risk and more fluctuation in market value.

              The Money Market, U.S. Treasury Money Market and Municipal Money Market Portfolios are classified as diversified portfolios, and the State-Specific Municipal Portfolios are classified as non-diversified portfolios, under the Investment Company Act of 1940 (the "1940 Act"). Investment returns on a non-diversified port-folio typically are dependent upon the performance of a smaller number of securities relative to the number held in a diversi-fied portfolio. Consequently, the change in value of any one se-curity may affect the overall value of a non-diversified portfo-lio more than it would a diversified portfolio. In addition, be-cause the State-Specific Municipal Portfolios concentrate their investments in obligations of issuers located in particular states, investments in these Portfolios may be riskier than an investment in other money market funds.

What Additional Investment Policies And Risks Apply?
--------------------------------------------------------------------------------

CORPORATE AND BANK OBLIGATIONS. To the extent consistent with their investment objectives, the Portfolios may invest in debt obligations of domestic or for-eign corporations and banks, and may acquire commercial obligations issued by Canadian corporations and Canadian counterparts of U.S. corporations, as well as Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer. Bank obligations may include certificates of deposit, notes, bankers' acceptances and fixed time deposits. These obligations may be general obliga-tions of the parent bank or may be limited to the issuing branch or subsidiary by the terms of the specific obligation or by government regulation. The Money Market Portfolio may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets. The obli-gations of foreign issuers may involve certain risks in addition to those of domestic issuers, including higher transaction costs, less complete financial information, less stringent regulatory requirements and less market liquidity.

Commercial paper issues include securities issued by corporations without reg-istration under the Securities Act of 1933 (the "1933 Act") in reliance on the exemption in Section 3(a)(3), and commercial paper issued in reliance on the so-called "private placement" exemption in Section 4(2) ("Section 4(2) paper").
Section 4(2) paper is restricted as to disposition under the Federal securities laws in that any resale must similarly be made in an exempt transaction. Sec-tion 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers which make a market in Section 4(2) paper, thus providing liquidity.

U.S. GOVERNMENT OBLIGATIONS. To the extent consistent with their investment ob-jectives, the Portfolios may also purchase obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. Obligations of cer-tain agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the United States. Others are backed by the right of the issuer to borrow from the U.S. Treasury or are backed only by the credit of the agency or instrumentality issuing the obligation.

MUNICIPAL OBLIGATIONS. The two principal classifications of Municipal Obliga-tions are "general obligation" securities and "revenue" securities. General ob-ligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue se-curities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being fi-nanced. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal Obligations may also in-clude "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Also included within the general category of Municipal Obligations are partici-pation certificates in a lease, an installment purchase contract, or a condi-tional sales contract ("lease obligations") entered into by a state or politi-cal subdivision to finance the acquisition or construction of equipment, land or facilities. Although lease obligations are not general obligations of the issuer for which the state or other governmental body's unlimited taxing power is pledged, certain lease obligations are backed by a covenant to appropriate money to make the lease obligation payments. However, under certain lease obli-gations, the state or governmental body has no obligation to make these pay-ments in future years unless money is appropriated on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, dis-position of the property in the event of foreclosure might prove difficult. These securities represent a relatively new type of financing that is not yet as marketable as more conventional securities.

Each Municipal Portfolio may acquire "stand-by commitments" with respect to Mu-nicipal Obligations held by it. Under a stand-by commitment, a dealer agrees to purchase at the Portfolio's option specific Municipal Obligations at a speci-fied price. The acquisition of a stand-by commitment may increase the cost, and thereby reduce the yield, of the Municipal Obligation to which such commitment relates.

The amount of information regarding the financial condition of issuers of Mu-nicipal Obligations may be less extensive than the information for public cor-porations, and the secondary market for Municipal Obligations may be less liq-uid than that for taxable obligations. In addition, Municipal Obligations pur-chased by the Portfolios include obligations backed by letters of credit and other forms of credit enhancement issued by domestic and foreign banks, as well as other financial institutions. Changes in the credit quality of these insti-tutions could cause loss to a Municipal Portfolio and affect its share price.

The Municipal Portfolios may invest in tax-exempt derivative securities relat-ing to Municipal Obligations, including tender option bonds, participations, beneficial interests in trusts and partnership interests.

Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from Federal or state income tax are rendered by counsel to the respective issuers or sponsors at the time of issuance. The Fund and its service providers will rely on such opinions and will not review independently the underlying proceedings relating to the issuance of Municipal Obligations or the bases for such opinions.

MORTGAGE-RELATED SECURITIES. Although under normal market conditions they do not expect to do so, each Portfolio may invest in mortgage-related securities issued by the U.S. Government or its agencies or instrumentalities or issued by private companies. Mortgage-related securities may include collateralized mort-gage obligations ("CMOs") issued by the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation or other U.S. Government agencies or instrumentalities or issued by private companies. In periods of falling inter-est rates, the rate of mortgage prepayments tends to increase. During these pe-riods, the reinvestment of prepayment proceeds by the particular Portfolio will generally be at lower rates than the rates on the prepaid obligations.

VARIABLE AND FLOATING RATE INSTRUMENTS. Each Portfolio may purchase rated and unrated variable and floating rate instruments, which may have a stated matu-rity in excess of 13 months but will, in any event, permit a Portfolio to de-mand payment of the principal of the instrument at least once every 13 months upon not more than thirty days' notice (unless the instrument is guaranteed by the U.S. Government or an agency or instrumentality thereof). These instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the in-terest rate. Issuers of unrated variable and floating rate instruments must satisfy the same criteria as set forth above for the particular Portfolio.

REPURCHASE AGREEMENTS. Each Portfolio may agree to purchase securities from broker-dealers and financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The securities held subject to a repurchase agreement may have stated maturities exceeding 13 months, so long as the repurchase agreement itself matures in less than 13 months. Default by or bankruptcy of the seller would expose the Portfo-lio to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

GUARANTEED INVESTMENT CONTRACTS. The Money Market Portfolio may make limited investments in guaranteed investment contracts ("GICs") issued by highly rated U.S. insurance companies. Under these contracts, the Portfolio makes cash con-tributions to a deposit fund of the insurance company's general account. The insurance company then credits interest to the Portfolio on a monthly basis, which is based on an index (such as the Salomon Brothers CD Index), but is guaranteed not to be less than a certain minimum rate. The Money Market Portfo-lio does not expect to invest more than 5% of its net assets in GICs at any time during the current fiscal year.

WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS. Each Portfolio may purchase se-curities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions involve a commitment by a Port-folio to purchase or sell particular securities with payment and delivery tak-ing place at a future date (perhaps one or two months later), and permit a Portfolio to lock in a price or yield on a security it owns or intends to pur-chase, regardless of future changes in interest rates. When-issued and forward commitment transactions involve the risk, however, that the price or yield ob-tained in a transaction may be less favorable than the price or yield available in the market when the delivery takes place.

SECURITIES LENDING. A Portfolio may seek additional income by lending securi-ties on a short-term basis. The securities lending agreements will require that the loans be secured by collateral in cash, U.S. Government securities or ir-revocable bank letters of credit maintained on a current basis equal in value to at least the market value of the loaned securities. A Portfolio may not make such loans in excess of 33 1/3% of the value of its total assets. Securities loans involve risks of delay in receiving additional collateral or in recovering the loaned securities, or possibly loss of rights in the collateral if the borrower of the securities becomes insolvent.

REVERSE REPURCHASE AGREEMENTS. Each Portfolio may enter into reverse repurchase agreements for temporary purposes (such as to obtain cash to meet redemption requests when the liquidation of portfolio securities is deemed disadvantageous or inconvenient). A reverse repurchase agreement involves a sale by a Portfolio of securities that it holds concurrently with an agreement by the Portfolio to repurchase the same securities at an agreed-upon price and date. Reverse repur-chase agreements involve the risk that the market value of the securities sold by a Portfolio may decline below the price of the securities the Portfolio is obligated to repurchase.

INVESTMENT COMPANIES. In connection with the management of their daily cash po-sitions, the Portfolios may invest in securities issued by other investment companies which invest in short-term, high quality debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method of valuation. Securities of other investment companies will be acquired by a Portfolio within the limits prescribed by the 1940 Act. As a shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's ex-penses, including advisory fees. These expenses would be in addition to the ad-visory fees and other expenses the Portfolio bears directly in connection with its own operations.

UNINVESTED CASH RESERVES. Each Portfolio may hold uninvested cash reserves pending investment during temporary defensive periods or if, in the opinion of the Portfolios' sub-adviser, suitable obligations are unavailable. During nor-mal market periods, no more than 20% of a Portfolio's assets will be held uninvested. Uninvested cash reserves will not earn income.

ILLIQUID SECURITIES. No Portfolio will knowingly invest more than 10% of the value of its net assets in securities that are illiquid. Variable and floating rate instruments that cannot be disposed of within seven days, GICs, and repur-chase agreements and time deposits that do not provide for payment within seven days after notice, without taking a reduced price, are subject to this 10% lim-it. Each Portfolio may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accor-dance with Rule 144A under the 1933 Act. These securities will not be consid-ered illiquid so long as the sub-adviser determines that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio during any period that qualified institutional buyers become uninterested in purchasing these re-stricted securities.

STATE-SPECIFIC MUNICIPAL PORTFOLIOS-ADDITIONAL RISK CONSIDERATIONS. The concen-tration of investments by the State-Specific Municipal Portfolios in State-Spe-cific Obligations raises special investment considerations. Changes in the eco-nomic condition and governmental policies of a state and its political subdivi-sions could adversely affect the value of a Portfolio's shares. Certain matters relating to the states in which the State-Specific Municipal Portfolios invest are described below. For further information, see "Special Considerations Re-garding State-Specific Obligations" in the Statement of Additional Information.

Ohio. While diversifying more into the service and other non-manufacturing areas, the economy of Ohio continues to rely in part on durable goods manufac-turing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity in Ohio, as in many other industrially developed states, tends to be more cycli-cal than in some other states and in the nation as a whole. Agriculture is an important segment of the Ohio economy with over half the State's area devoted to farming and approximately 15% of total employment in agribusiness. In prior years, the State's overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the 5.5% national figure. However, for the last four years the State rates were below the national rates (5.5% versus 6.1% in 1994). The unemployment rate and its effects vary among particular geographic areas of the State. There can be no assurance that future national, regional or state-wide economic difficulties and the resulting impact on State or local government finances generally will not adversely affect the market value of Ohio Municipal Obligations held in the Portfolio or the ability of particular obligors to make timely payments of debt service on (or lease payments relat-ing to) those obligations.

Pennsylvania. Although the General Fund of the Commonwealth (the principal op-erating fund of the Commonwealth) experienced deficits in fiscal 1990 and 1991, tax increases and spending decreases resulted in surpluses the following three years; as of June 30, 1994, the General Fund has a surplus of $892.9 million. The deficit in the Commonwealth's unreserved/undesignated funds also has been eliminated, and there was a surplus of $79.2 million as of June 30, 1994. Rising unemployment, a relatively high proportion of persons 65 and older in the Commonwealth and court ordered increases in healthcare reimburse-ment rates place increased pressures on the tax resources of the Commonwealth and its municipalities. The Commonwealth has sold a substantial amount of bonds over the past several years, but the debt burden remains moderate. The recession has affected Pennsylvania's economic base, with income and job growth at levels below national averages. Employment growth has shifted to the trade and service sectors, with losses in more high-paid manufacturing posi-tions. A new governor took office in January 1995, but the Commonwealth is likely to continue to show fiscal restraint.

North Carolina. Growth of North Carolina tax revenues slowed considerably dur-ing fiscal 1990-92 requiring tax increases and budget adjustments, including hiring freezes and restrictions, spending constraints, changes in the timing of certain collections and payments, and other short-term budget adjustments, that were needed to comply with North Carolina's constitutional mandate for a balanced budget. Fiscal years 1993, 1994 and 1995, however, ended with a posi-tive General Fund balance each year. By law, 25% of such positive fund balance was required to be reserved in the General Fund of North Carolina as part of a "Savings Reserve" (subject to a maximum reserve of 5% of the preceding fiscal year's operating appropriation). An additional portion of such positive fund balance was reserved in the General Fund as part of a "Reserve for Repair and Renovation of State Facilities," leaving the remaining unrestricted fund bal-ance at the end of each such year available for future appropriations.

Virginia. Because of Northern Virginia, with its proximity to Washington, DC and Hampton Roads, which has the nation's largest concentration of military installations, the Federal govern-ment has a greater impact on Virginia relative to its size than any states other than Alaska and Hawaii. Virginia's economy has continued to grow over the last decade, and while per capita income has grown both faster and slower than the U.S. average from year to year, per capita income continues to be above the national average. Virginia's unreserved general fund balances have continued to grow in recent years from a low in 1991. The Virginia Constitution requires a balanced budget and, since 1993, the funding of a Revenue Stabilization Fund. Current debt levels are well below limits established by the Constitution.

New Jersey. The State of New Jersey generally has a diversified economic base consisting of, among others, commerce and service industries, selective commer-cial agriculture, insurance, tourism, petroleum refining and manufacturing, al-though New Jersey's manufacturing industry has experienced a downward trend in the last few years. New Jersey is a major recipient of Federal assistance and, of all the states, is among the highest in the amount of Federal aid received. Therefore, a decrease in Federal financial assistance may adversely affect the financial condition of New Jersey and its political subdivisions and instrumen-talities. While New Jersey's economic base has become more diversified over time and thus its economy appears to be less vulnerable during recessionary pe-riods, a recurrence of high levels of unemployment could adversely affect New Jersey's overall economy and the ability of New Jersey and its political subdi-visions and instrumentalities to meet their financial obligations. In addition, New Jersey maintains a balanced budget which restricts total appropriation in-creases to only 5% annually with respect to any municipality or county, the balanced budget plan may actually adversely affect a particular municipality's or county's ability to repay its obligations.

What Are The Portfolios' Fundamental Investment Limitations?
--------------------------------------------------------------------------------

A Portfolio's investment objective and policies may be changed by the Fund's Board of Trustees without shareholder approval. However, shareholders will be given at least 30 days' notice before any such change. No assurance can be pro-vided that a Portfolio will achieve its investment objective.

Each Portfolio has also adopted certain fundamental investment limitations that may be changed only with the approval of a "majority of the outstanding shares of a Portfolio" (as defined in the Statement of Additional Information). Sev-eral of the Portfolios' fundamental investment policies, which are set forth in full in the Statement of Additional Information, are summarized below.

No Portfolio may:

(1) purchase securities (except U.S. Government securities and related repur-chase agreements) if more than 5% of its total assets will be invested in the securities of any one issuer, except that up to 25% of a Portfolio's total assets may be invested without regard to this 5% limitation;

(2) invest 25% or more of its total assets in one or more issuers conducting their principal business activities in the same industry, except that the Money Market Portfolio will invest at least 25% of its total assets in ob-ligations of issuers in the banking industry or instruments secured by such obligations except during temporary defensive periods;

(3) borrow money except for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing. Whenever borrowings exceed 5% of a Portfolio's total assets, the Portfolio will not make any additional investments; and

(4) in the case of the Municipal Money Market Portfolio, invest less than 80% of its net assets in instruments the interest on which is exempt from regu-lar Federal income tax and not subject to the Federal alternative minimum tax ("AMT"), except during defensive periods or during periods of unusual market conditions; and

(5) in the case of each State-Specific Municipal Portfolio, invest less than 80% of its net assets in instruments the interest on which is exempt from regular Federal income tax or in instruments which are subject to AMT, ex-cept during defensive periods or during periods of unusual market condi-tions.

Restriction 1 does not apply to the State-Specific Municipal Portfolios. In-stead, as a non-fundamental investment restriction, each State-Specific Munici-pal Portfolio will not hold any securities (except U.S. Government securities and related repurchase agreements) that would cause, at the end of any tax quarter, more than 5% of its total assets to be invested in securities of any one issuer, except that up to 50% of a Portfolio's total assets may be invested without regard to this limitation so long as no more than 25% of the Portfo-lio's total assets are invested in any one issuer (except U.S. Government secu-rities and related repurchase agreements).

In accordance with current SEC regulations, the Money Market Portfolio intends, as a non-fundamental policy, to limit its investments in the securities of any single issuer (other than U.S.

Government securities and related repurchase agreements) to not more than 5% of the value of its total assets at the time of purchase, except that 25% of the value of its total assets may be invested in any one issuer for a period of up to three business days. The Money Market Portfolio will also limit its invest-ments in Eligible Securities that are not in the highest rating category as de-termined by two NRSROs (or one NRSRO if the security is rated by only one NRSRO) or, if unrated, are not of comparable quality, to 5% of its total as-sets, with investments in any one such issuer being limited to no more than 1% of its total assets or $1 million, whichever is greater, measured at the time of purchase.

The investment limitations stated above are applied at the time investment se-curities are purchased.

In order to permit the sale of its shares in certain states, the Fund may make commitments more restrictive than the investment policies and limitations de-scribed in this Prospectus. If the Fund determines that any commitment is no longer in the best interests of a Portfolio, it will revoke the commitment by terminating sales of shares of the Portfolio in the state involved.

Who Manages The Fund?
-------------------------------------------------------------------------------

BOARD OF         The business and affairs of the Fund are managed under the
TRUSTEES         direction of the Fund's Board of Trustees. The following per-
                 sons currently serve on the Board:

                   William O. Albertini--Executive Vice President and Chief Financial Officer of Bell Atlantic Corporation.

                   Raymond J. Clark--Treasurer of Princeton University.

                   Robert M. Hernandez--Vice Chairman and Chief Financial Of-ficer of USX Corporation.

                   Anthony M. Santomero--Deputy Dean of The Wharton School, University of Pennsylvania.

                   David R. Wilmerding, Jr.--President of Gates, Wilmerding, Carper & Rawlings, Inc.

INVESTMENT       The Adviser to Compass Capital Funds is PNC Asset Management
ADVISER AND      Group, Inc. ("PAMG"). PAMG was organized in 1994 to perform
SUB-ADVISER      advisory services for investment companies, and has its prin-
                 cipal offices at 1835 Market Street, Philadelphia, Pennsylva-nia 19103. PAMG is an indirect wholly-owned subsidiary of PNC
                 Bank Corp., a multi-bank holding company. PNC Institutional
                 Management Corporation ("PIMC"), a wholly-owned subsidiary of PAMG, serves as each Portfolio's sub-adviser. PIMC's princi-pal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809.

                 As adviser, PAMG is responsible for the overall investment management of the Portfolios. As sub-adviser, PIMC is respon-sible for the day-to-day management of the Portfolios, and generally makes all purchase and sale investment decisions for the Portfolios. PIMC also provides research and credit analysis. Portfolio transactions for a Portfolio may be di-rected through broker/dealers who sell Fund shares, subject to the requirements of best execution.

                 For their investment advisory and sub-advisory services, PAMG and PIMC are entitled to fees, computed daily on a Portfolio-by-Portfolio basis and payable monthly, at the annual rates set forth below. All sub-advisory fees payable to PIMC are paid by PAMG, and do not represent an extra charge to the Portfolios.

                          MAXIMUM ANNUAL CONTRACTUAL
                 FEE RATE FOR EACH PORTFOLIO (BEFORE WAIVERS)

                                                    SUB-
            AVERAGE DAILY NET         INVESTMENT  ADVISORY
            ASSETS                   ADVISORY FEE   FEE
            -----------------        ------------ --------
            first $1 billion             .450%      .400%
            $1 billion--$2 billion       .400       .350
            $2 billion--$3 billion       .375       .325
            greater than $3 billion      .350       .300

              For the twelve months ended September 30, 1996, the Portfolios (other than the New Jersey Municipal Money Market Portfolio) paid investment advisory fees at the following annual rates (ex-pressed as a percentage of average daily net assets) after vol-untary fee waivers: Money Market Portfolio, .06%; U.S. Treasury Money Market Portfolio, .06%; Municipal Money Market Portfolio, .06%; Ohio Municipal Money Market Portfolio, .06%; Pennsylvania Municipal Money Market Portfolio, .06%; North Carolina Municipal Money Market Portfolio, .06%; and Virginia Municipal Money Mar-ket Portfolio, .05%. For the period from February 1, 1996 to September 30, 1996, the New Jersey Municipal Money Market Port-folio paid investment advisory fees, after voluntary fee waiv-ers, at the annual rate of .06% of its average daily net assets.

ADMINISTRATORSCompass Capital Group, Inc. ("CCG"), PFPC Inc. ("PFPC"), and
              Compass Distributors, Inc. ("CDI") (the "Administrators") serve as the Fund's co-administrators. CCG and PFPC are indirect whol-ly-owned subsidiaries of PNC Bank Corp. CDI is a wholly-owned subsidiary of Provident Distributors, Inc. ("PDI"). A majority of the outstanding stock of PDI is owned by its officers and the remaining outstanding stock is owned by Pennsylvania Merchant Group Ltd.

              The Administrators generally assist the Fund in all aspects of its administration and operation, including matters relating to the maintenance of financial records and fund accounting. As compensation for these services, CCG is entitled to receive a fee, computed daily and payable monthly, at an annual rate of .03% of each Portfolio's average daily net assets, and PFPC and CDI are entitled to receive a combined fee, computed daily and payable monthly, at an annual rate of .15% of the first $500 million of each Portfolio's average daily net assets, .13% of the next $500 million of each Portfolio's average daily net as-sets, .11% of the next $1 billion of each Portfolio's average daily net as-sets and .10% of each Portfolio's average daily net assets in excess of $2 billion. From time to time the Administrators may waive some or all of their administration fees from a Portfolio.

                 For information about the operating expenses the Portfolios paid for the most recent fiscal year, see "What Are The Ex-penses Of The Portfolios?"

TRANSFER AGENT,  PNC Bank serves as the Portfolios' custodian and PFPC serves
DIVIDEND         as their transfer agent and dividend disbursing agent.
DISBURSING
AGENT AND
CUSTODIAN


DISTRIBUTION     Under the Fund's Distribution and Service Plan (the "Plan"),
AND SERVICE      Investor Shares of the Portfolios bear the expense of pay-
PLAN             ments ("distribution fees") made to CDI, as the Fund's dis-
                 tributor (the "Distributor"), or affiliates of PNC Bank, Na-tional Association ("PNC Bank") for distribution and sales support services. The distribution fees may be used to com-pensate the Distributor for distribution services and to com-pensate the Distributor and PNC Bank affiliates for sales support services provided in connection with the offering and sale of Investor Shares. The distribution fees may also be used to reimburse the Distributor and PNC Bank affiliates for related expenses, including payments to brokers, dealers, fi-nancial institutions and industry professionals ("Service Or-ganizations") for sales support services and related ex-penses. Distribution fees payable under the Plan will not ex-ceed .10% (annualized) of the average daily net asset value of each Portfolio's outstanding Investor A Shares and .75%
                 (annualized) of the average daily net asset value of each Portfolio's outstanding Investor B Shares and Investor C
                 Shares. Payments under the Plan are not tied directly to out-of-pocket expenses and therefore may be used by the recipi-ents as they choose (for example, to defray their overhead expenses). The Plan also permits the Distributor, PAMG, the Administrators and other companies that receive fees from the Fund to make payments relating to distribution and sales sup-port activities out of their past profits or other sources available to them.

                 Under the Plan, the Fund intends to enter into service ar-rangements with Service Organizations (including PNC Bank and its affiliates) with respect to each class of Investor Shares pursuant to which Service Organizations will render certain support services to their customers who are the beneficial owners of Investor Shares. In consideration for a shareholder servicing fee of up to .25% (annualized) of the average daily net asset value of Investor Shares owned by their customers, Service Organizations may provide one or more of the follow-ing services:

              responding to customer inquiries relating to the services per-formed by the Service Organization and to customer inquiries concerning their investments in Investor Shares; assisting cus-tomers in designating and changing dividend options, account designations and addresses; and providing other similar share-holder liaison services. In consideration for a separate share-holder processing fee of up to .15% (annualized) of the average daily net asset value of Investor Shares owned by their custom-ers, Service Organizations may provide one or more of these ad-ditional services to such customers: processing purchase and re-demption requests from customers and placing orders with the Fund's transfer agent or the Distributor; processing dividend payments from the Fund on behalf of customers; providing sub-ac-counting with respect to Investor Shares beneficially owned by customers or the information necessary for sub-accounting; and providing other similar services.

              Service Organizations may charge their clients additional fees for account services. Customers who are beneficial owners of In-vestor Shares should read this Prospectus in light of the terms and fees governing their accounts with Service Organizations.

              The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of under-writing securities. It is intended that the services provided by Service Organizations under their service agreements will not be prohibited under these laws. Under state securities laws, banks and financial institutions that receive payments from the Fund may be required to register as dealers.


EXPENSES Expenses are deducted from the total income of each Portfolio before dividends and distributions are paid. Expenses include, but are not limited to, fees paid to PAMG and the Administra-tors, transfer agency and custodian fees, trustee fees, taxes, interest, professional fees, shareholder servicing and process-ing fees, distribution fees, fees and expenses in registering and qualifying the Portfolios and their shares for distribution under Federal and state securities laws, expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of addi-tional information to existing shareholders, expenses relating to shareholder reports, shareholder meetings and proxy solicita-tions, insurance premiums, the expense of independent pricing services, and other expenses which are not expressly assumed by PAMG or the Fund's service providers under their agreements with the Fund. Any general expenses of the Fund that do not belong to a particular investment portfolio will be allocated among all investment portfolios by or under the direction of the Board of Trustees in a manner the Board determines to be fair and equita-ble.

How Are Shares Purchased?
-------------------------------------------------------------------------------
GENERAL. Initial and subsequent purchase orders may be placed through securi-ties brokers, dealers or financial institutions ("brokers"), or the transfer agent. Generally, individual investors will purchase Investor Shares through a broker who will then transmit the purchase order directly to the transfer agent.

The minimum investment for the initial purchase of shares is $500; there is a $100 minimum for subsequent investments. Purchases through the Automatic In-vestment Plan described below are subject to a lower initial purchase minimum. In addition, the minimum initial investment for employees of the Fund, the Fund's investment adviser, sub-advisers, Distributor or transfer agent or em-ployees of their affiliates is $100, unless payment is made through a payroll deduction program in which case the minimum investment is $25.

PURCHASES THROUGH BROKERS. Shares may be purchased through brokers which have entered into dealer agreements with the Distributor.

It is the responsibility of brokers to transmit purchase orders and payment on a timely basis. If payment is not received within the period described below, the order will be canceled, notice thereof will be given, and the broker and its customers will be responsible for any loss to the Fund or its sharehold-ers. Orders of less than $500 may be mailed by a broker to the transfer agent.

PURCHASES THROUGH THE TRANSFER AGENT. Investors may also purchase Investor Shares by completing and signing the Account Application Form and mailing it to the transfer agent, together with a check in at least the minimum initial purchase amount payable to Compass Capital Funds. An Account Application Form may be obtained by calling (800) 441-7762. The name of the Portfolio with re-spect to which shares are purchased must also appear on the check or Federal Reserve Draft. Investors may also wire Federal funds in connection with the purchase of shares. The wire instructions must include the name of the Portfo-lio, the name of the account registration and the shareholder account number. Before wiring any funds, an investor must call PFPC at (800) 441-7762 in order to confirm the wire instructions.

OTHER PURCHASE INFORMATION. Purchase orders for Investor Shares of the Portfo-lios that are in proper form are executed at their net asset value per share next determined after receipt by the Fund; however, orders will not be exe-cuted until payments not made in Federal funds are converted to Federal funds (which normally occurs within two Business Days of receipt) unless a credit-worthy financial institution undertakes to pay for an order in Federal funds by 4:00 p.m. (Eastern Time) the same Business Day an order is placed.

Under certain circumstances, the Fund may reject large individual purchase or-ders received after 12:00 noon. The Fund may in its discretion reject any or-der for shares.

Investor B Shares and Investor C Shares of the Portfolios are available only to the holders of Investor B Shares or Investor C Shares, respectively, in the Fund's non-money market portfolios who wish to exchange their shares in such portfolios for Shares in a Portfolio described in this Prospectus. Investor B Shares of a Portfolio will automatically convert to Investor A Shares at the time the Investor B Shares of the non-money market portfolio that were previ-ously purchased would have converted. The purpose of the conversion is to re-lieve the holders of Investor B Shares of the higher operating expenses charged to Investor B Shares. The conversion from Investor B Shares to Investor A Shares will take place at the net asset value of each class of shares at the time of the conversion. After such conversion, an investor would hold Investor A Shares subject to the operating expenses for Investor A Shares. Upon each conversion of Investor B Shares that were not acquired through reinvestment of dividends or distributions, a proportionate amount of Investor B Shares that were acquired through reinvestment of dividends or distributions will likewise automatically convert to Investor A Shares.

Shares of each Portfolio are sold on a continuous basis by CDI as the Distribu-tor. CDI maintains its principal offices at 259 Radnor-Chester Road, Suite 120, Radnor, Pennsylvania 19087. Purchases may be effected on weekdays on which both the New York Stock Exchange and the Federal Reserve Bank of Philadelphia are open for business (a "Business Day"). Payment for orders which are not received or accepted will be returned after prompt inquiry. The issuance of shares is recorded on the books of the Fund. No certificates will be issued for shares. Payments for shares of a Portfolio may, in the discretion of the Fund's invest-ment adviser, be made in the form of securities that are permissible invest-ments for that Portfolio. Compass Capital reserves the right to reject any pur-chase order or to waive the minimum initial investment requirement.

How Are Shares Redeemed?
--------------------------------------------------------------------------------

REDEMPTION. Shareholders may redeem their shares for cash at any time. A writ-ten redemption request in proper form must be sent directly to Compass Capital Funds c/o PFPC, P.O. Box 8907, Wilmington, Delaware 19899-8907. Except for the contingent deferred sales charge that may be charged with respect to Investor B and Investor C Shares, there is no charge for a redemption. Shareholders may also place redemption requests through a broker or other institution, which may charge a fee for this service. When redeeming Investor Shares in the Portfo-lios, shareholders should indicate whether they are redeeming Investor A Shares, Investor B Shares or Investor C Shares. If a redeeming shareholder owns both Investor A Shares and Investor B or Investor C Shares in the same Portfo-lio, the Investor A Shares will be redeemed first unless the shareholder indi-cates otherwise. Except as noted below, a request for redemption must be signed by all persons in whose names the shares are registered. Signatures must con-form exactly to the account registration. If the proceeds of the redemption would exceed $25,000, or if the proceeds are not to be paid to the record owner at the record address, or if the shareholder is a corporation, partnership, trust or fiduciary, signature(s) must be guaranteed by any eligible guarantor institution. Eligible guarantor institutions generally include banks, broker/dealers, credit unions, national securities exchanges, registered secu-rities associations, clearing agencies and savings associations.

Generally, a properly signed written request with any required signature guar-antee is all that is required for a redemption. In some cases, however, other documents may be necessary. Shareholders holding Investor A Share certificates must send their certificates with the redemption request. Additional documen-tary evidence of authority is required by PFPC in the event redemption is re-quested by a corporation, partnership, trust, fiduciary, executor or adminis-trator.

REDEMPTION BY CHECK. Upon request, the Fund will provide the holders of In-vestor A Shares with checkwriting privileges. An investor wishing to use this checkwriting redemption procedure must complete the checkwriting application and signature card when completing the account application. Investors inter-ested in obtaining the checkwriting option on existing accounts may contact PFPC at (800) 441-7762 and application forms will be provided. The checkwriting option is not available in connection with the redemption of Investor B or In-vestor C Shares.

Upon receipt of the checkwriting application and signature card by PFPC, checks will be forwarded to the investor. The minimum amount of a check is $100. Checks may be made payable to anyone and are negotiated according to bank clearing procedures. If more than one shareholder owns the account, each share-holder must sign each check, unless an election has been made to permit checkwriting by a limited number of signatures and such election is on file with PFPC. Investor A Shares represented by a check redemption will continue to earn daily income until the check is presented for payment. PNC Bank, as the investor's agent, will cause the Fund to redeem a sufficient number of Investor A Shares owned to cover the check. When redeeming Investor A Shares by check, an investor should make certain that there is an adequate number of Investor A Shares in the account to cover the amount of the check. If an insufficient num-ber of Investor A Shares is held or if checks are not properly endorsed, they may not be honored and a service charge may be incurred. Checks may not be pre-sented for cash payments at the offices of PNC Bank. This limitation does not affect checks used for the payment of bills or cash at other banks.

EXPEDITED REDEMPTIONS. If a shareholder has given authorization for expedited redemption, shares can be redeemed by telephone and the proceeds sent by check to the shareholder or by

Federal wire transfer to a single previously designated bank account. Once au-thorization is on file, PFPC will honor requests by any person by telephone at
(800) 441-7762 (in Delaware call collect (302) 791-1194) or other means. The minimum amount that may be sent by check is $500, while the minimum amount that may be wired is $10,000. The Fund reserves the right to change these minimums or to terminate these redemption privileges. If the proceeds of a redemption would exceed $25,000, the redemption request must be in writing and will be subject to the signature guarantee requirement described above. This privilege may not be used to redeem Investor A Shares in certificated form. During peri-ods of substantial economic or market change, telephone redemptions may be dif-ficult to complete. Redemption requests may also be mailed to PFPC at P.O. Box 8907, Wilmington, Delaware 19899-8907.

The Fund is not responsible for the efficiency of the Federal wire system or the shareholder's firm or bank. The Fund does not currently charge for wire transfers. The shareholder is responsible for any charges imposed by the share-holder's bank. To change the name of the single designated bank account to re-ceive wire redemption proceeds, it is necessary to send a written request (with a guaranteed signature as described above) to Compass Capital Funds c/o PFPC, P.O. Box 8907, Wilmington, Delaware 19899-8907.

The Fund reserves the right to refuse a telephone redemption if it believes it advisable to do so. The Fund, the Administrators and the Distributor will em-ploy reasonable procedures to confirm that instructions communicated by tele-phone are genuine. The Fund, the Administrators and the Distributor will not be liable for any loss, liability, cost or expense for acting upon telephone in-structions reasonably believed to be genuine in accordance with such proce-dures.

ACCOUNTS WITH LOW BALANCES. The Fund reserves the right to redeem a sharehold-er's account in any Portfolio at any time the net asset value of the account in such Portfolio falls below the minimum initial investment requirement amount as the result of a redemption or an exchange request. A shareholder will be noti-fied in writing that the value of the shareholder's account in a Portfolio is less than the required amount and will be allowed 30 days to make additional investments before the redemption is processed.

PAYMENT OF REDEMPTION PROCEEDS. The redemption price for shares is their net asset value per share next determined after the request for redemption is re-ceived in proper form by Compass Capital Funds c/o PFPC, P.O. Box 8907, Wil-mington, Delaware 19899-8907. While the Fund intends to use its best efforts to maintain each Portfolio's net asset value per share at $1.00, the proceeds paid on redemption may be more or less than the amount invested depending on a share's net asset value at the time of redemption. Proceeds from the redemption of Investor B and Investor C Shares will be reduced by the amount of any appli-cable contingent deferred sales charge. Unless another payment option is used as described above, payment for redeemed shares is normally made by check mailed within seven days after acceptance by PFPC of the request and any other necessary documents in proper order. Payment may, however, be postponed or the right of redemption suspended as provided by the rules of the SEC. If the shares to be redeemed have been recently purchased by check, the Fund's trans-fer agent may delay the payment of redemption proceeds, which may be a period of up to 15 days after the purchase date, pending a determination that the check has cleared.

The Fund may also suspend the right of redemption or postpone the date of pay-ment upon redemption for such periods as are permitted under the 1940 Act, and may redeem shares involuntarily or make payment for redemption in securities or other property when determined appropriate in light of the Fund's responsibili-ties under the 1940 Act. See "Purchase and Redemption Information" in the Statement of Additional Information for examples of when such redemption might be appropriate.

What Are The Shareholder Features Of The Fund?
--------------------------------------------------------------------------------
Compass Capital Funds offers shareholders many special features which enable an investor to have greater investment flexibility as well as greater access to information about the Fund throughout the investment period.

Additional information on each of these features is available from PFPC by calling (800) 441-7762 (in Delaware call collect (302) 791-1194).

EXCHANGE PRIVILEGE. Investor A Shares, B Shares and C Shares of each Portfolio may be exchanged for shares of the same class of other portfolios of the Fund which offer that class of shares, based on their respective net asset values, subject to any applicable sales charge.

Unless an exemption applies, a front-end sales charge will be charged in con-nection with exchanges for Investor A Shares of the Fund's non-money market in-vestment portfolios. Similarly, exchanges of Investor A Shares of a Portfolio for Investor B or Investor C Shares of a non-money market portfolio of the Fund will also be subject to a CDSC, unless an exemption applies. Investor B Shares of the Portfolios are only exchangeable for Investor B Shares of the Fund's other investment portfolios, and Investor C Shares of the Portfolios are only exchangeable for Investor C Shares of the Fund's other investment portfolios. Investor B and Investor C Shares are exchangeable without the payment of any contingent deferred sales charge at the time the exchange is made. In determin-ing the holding period for calculating the contingent deferred sales charge payable on redemption of Investor B and Investor C Shares, the holding period of the Investor B or Investor C Shares originally held will be added to the holding period of the Investor B or Investor C Shares acquired through ex-change. No exchange fee is imposed by the Fund.

Investor A Shares of money market portfolios of the Fund that were (1) acquired through the use of the exchange privilege and (2) can be traced back to a pur-chase of shares in one or more investment portfolios of the Fund for which a sales charge was paid, can be exchanged for Investor A Shares of a non-money market portfolio based on their respective net asset values. Such exchanges of Investor A Shares may be subject to the difference between the sales charge previously paid and the higher sales charge (if any) payable with respect to the shares acquired in the exchange.

A shareholder wishing to make an exchange may do so by sending a written re-quest to PFPC at the address given above. Shareholders are automatically pro-vided with telephone exchange privileges when opening an account, unless they indicate on the Application that they do not wish to use this privilege. Share-holders holding share certificates are not eligible to exchange Investor A Shares by phone because share certificates must accompany all exchange re-quests. To add this feature to an existing account that previously did not pro-vide this option, a Telephone Exchange Authorization Form must be filed with PFPC. This form is available from PFPC. Once this election has been made, the shareholder may simply contact PFPC by telephone at (800) 441-7762 (in Delaware call collect (302) 791-1194) to request the exchange.

During periods of substantial economic or market change, telephone exchanges may be difficult to complete and shareholders may have to submit exchange re-quests to PFPC in writing.

If the exchanging shareholder does not currently own shares of the investment portfolio whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain options and broker of record as the account from which shares are exchanged, unless otherwise speci-fied in writing by the shareholder with all signatures guaranteed by an eligi-ble guarantor institution as defined above. In order to participate in the Au-tomatic Investment Program or establish a Systematic Withdrawal Plan for the new account, however, an exchanging shareholder must file a specific written request.

Any share exchange must satisfy the requirements relating to the minimum ini-tial investment requirement, and must be legally available for sale in the state of the investor's residence. For Federal income tax purposes, a share ex-change is a taxable event and, accordingly, a capital gain or loss may be real-ized. Before making an exchange request, shareholders should consult a tax or other financial adviser and should consider the investment objective, policies and restrictions of the investment portfolio into which the shareholder is mak-ing an exchange, as set forth in the applicable Prospectus. Brokers may charge a fee for handling exchanges.

The Fund reserves the right to modify or terminate the exchange privilege at any time. Notice will be given to shareholders of any material modification or termination except where notice is not required.

The Fund reserves the right to reject any telephone exchange request. Telephone exchanges may be subject to limitations as to amount or frequency, and to other restrictions that may be established from time to time to ensure that exchanges do not operate to the disadvantage of any portfolio or its shareholders. The Fund, the Administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund, the Administrators and the Distributor will not be liable for any loss, liabil-ity, cost or expense for acting upon telephone instructions reasonably believed to be genuine in accordance with such procedures. Exchange orders may also be sent by mail to the shareholder's broker or to PFPC at P.O. Box 8907, Wilming-ton, Delaware 19899-8907.

AUTOMATIC INVESTMENT PLAN ("AIP"). An investor in shares of any Portfolio may arrange for periodic investments in that Portfolio through automatic deductions from a checking or savings account by completing the AIP Application Form which may be obtained from PFPC. The minimum pre-authorized investment amount is $50.

RETIREMENT PLANS. Portfolio shares may be purchased in conjunction with indi-vidual retirement accounts ("IRAs") and rollover IRAs where PNC Bank or any of its affiliates acts as custodian. For further information as to applications and annual fees, contact the Distributor. To determine whether the benefits of an IRA are available and/or appropriate, a shareholder should consult with a tax adviser.

SYSTEMATIC WITHDRAWAL PLAN ("SWP"). The Fund offers a Systematic Withdrawal Plan which may be used by investors who wish to receive regular distributions from their accounts.

Upon commencement of the SWP, the account must have a current value of $10,000 or more in a Portfolio. Shareholders may elect to receive automatic cash pay-ments of $100 or more either monthly, every other month, quarterly, three times a year, semi-annually, or annually. Automatic withdrawals are normally proc-essed on the 25th day of the applicable month or, if such day is not a Business Day, on the next Business Day and are paid promptly thereafter. An investor may utilize the SWP by completing the SWP Application Form which may be obtained from PFPC.

Shareholders should realize that if withdrawals exceed income dividends their invested principal in the account will be depleted. To participate in the SWP, shareholders must have their dividends automatically reinvested and may not hold share certificates. Shareholders may change or cancel the SWP at any time, upon written notice to PFPC. No contingent deferred sales charge will be as-sessed on redemptions of Investor B and Investor C Shares made through the SWP that do not exceed 12% of an account's net asset value on an annualized basis. For example, monthly, quarterly and semi-annual SWP redemptions of Investor B and Investor C Shares will not be subject to the CDSC if they do not exceed 1%, 3% and 6%, respectively, of an account's net asset value on the redemption date. SWP redemptions of Investor B and Investor C Shares in excess of this limit are still subject to the applicable CDSC.

How Is Net Asset Value Calculated?
--------------------------------------------------------------------------------

Net asset value is calculated separately for each class of Investor Shares of each Portfolio as of 12:00 noon (Eastern Time) and 4:00 p.m. (Eastern Time) on each Business Day by dividing the value of all securities and other assets owned by a Portfolio that are allocated to a particular class of shares, less the liabilities charged to that class, by the number of shares of the class that are outstanding.

Each Portfolio seeks to maintain a net asset value of $1.00 per share for pur-poses of purchases and redemptions, and values its portfolio securities based on the amortized cost method of valuation described in the Statement of Addi-tional Information under "Valuation of Shares." A Portfolio may use a pricing service, bank or broker/dealer to value its securities.

How Frequently Are Dividends And Distributions Made To Investors?
--------------------------------------------------------------------------------
Shareholders are entitled to dividends and distributions arising from the net income and capital gains, if any, earned on investments held by the Portfolio in which they invest. Each Portfolio's net income is declared daily as a divi-dend. Shareholders whose purchase orders are executed at 12:00 noon (Eastern
Time), 4:00 p.m. (Eastern Time) for the U.S. Treasury Money Market Portfolio, receive dividends for that day. On the other hand, shareholders whose redemp-tion orders have been received by 12:00 noon (Eastern Time) do not receive div-idends for that day, while shareholders of each Portfolio whose redemption or-ders are received after 12:00 noon (Eastern Time) do receive dividends for that day.

Dividends are paid monthly by check, or by wire transfer if requested in writ-ing by the shareholder, within five business days after the end of the month. Net short-term capital gains, if any, will be distributed at least annually. The period for which dividends are payable and the time for payment are subject to change by the Fund's Board of Trustees. The Portfolios do not expect to re-alize net long-term capital gains.

Dividends are reinvested in additional full and fractional Investor Shares of the same class on which the dividends are paid, unless a shareholder elects to receive dividends in cash. Such election, or any revocation thereof, must be made in writing to PFPC, and will become effective with respect to dividends paid after receipt by PFPC.

How Are Fund Distributions Taxed?
--------------------------------------------------------------------------------

Each Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If a Portfolio qualifies, it generally will be relieved of Federal income tax on amounts distributed to shareholders, but shareholders, unless otherwise exempt, will pay income or capital gains taxes on distributions (except distributions that are "exempt interest dividends" or are treated as a return of capital), whether the distributions are paid in cash or reinvested in additional shares.

Distributions paid out of a Portfolio's "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), if any, will be taxed to shareholders as long-term capital gain regardless of the length of time a shareholder holds the shares. All other distributions, to the extent taxable, are taxed to shareholders as ordinary income.

Each Municipal Portfolio intends to pay substantially all of its dividends as "exempt interest dividends." However, taxpayers are required to report the re-ceipt of "exempt interest dividends" on their Federal income tax returns for informational purposes and in two circumstances such amounts, while exempt from regular Federal income tax, are taxable to persons subject to alternative mini-mum and environmental taxes. First, "exempt interest dividends" derived from certain private activity bonds generally will constitute an item of tax prefer-ence for taxpayers in determining alternative minimum tax liability. Second, all "exempt interest dividends" must be taken into account by corporate taxpay-ers in determining certain adjustments for alternative minimum and environmen-tal tax purposes. In addition, investors should be aware of the possibility of state and local alternative minimum or minimum income tax liability on interest from private activity bonds. Shareholders who are recipients of Social Security Act or Railroad Retirement Act benefits should note that "exempt interest divi-dends" will be taken into account in determining the taxability of their bene-fit payments.

Each Municipal Portfolio will determine annually the percentages of its net in-vestment income which are exempt from the regular Federal income tax, which constitute an item of tax preference for Federal alternative minimum tax pur-poses, and which are fully taxable. These percentages will apply uniformly to all distributions from net investment income during that year and may differ significantly from the actual percentages for any particular day.

The Fund will send written notices to shareholders annually regarding the tax status of distributions made by each Portfolio. Dividends declared in October, November or December of any year payable to shareholders of record on a speci-fied date in those months will be deemed to have been received by the share-holders on December 31 of such year, if the dividends are paid during the fol-lowing January.

This is not an exhaustive discussion of applicable tax consequences, and in-vestors may wish to contact their tax advisers concerning investments in the Portfolios. Except as discussed below, dividends paid by each Portfolio may be taxable to investors under state or local law as dividend income even though all or a portion of such dividends may be derived from interest on obligations which, if realized directly, would be exempt from such income taxes. In addi-tion, shareholders who are non-resident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships may be subject to differ-ent Federal income tax treatment. Future legislative or administrative changes or court decisions may materially affect the tax consequences of investing in the Portfolios.

OHIO TAXES. Individuals and estates that are subject to Ohio personal income tax or municipal or school district income taxes in Ohio will not be subject to such taxes on distributions from the Ohio Municipal Money Market Portfolio to the extent that such distributions are properly attributable to interest on Ohio Municipal Obligations or obligations issued by the U.S. Government, its agencies, instrumentalities or territories (if the interest on such obligations is exempt from state income taxation under the laws of the United States) ("U.S. Obligations"), if (a) the Portfolio continues to qualify as a regulated investment company for Federal income tax purposes and (b) at all times at least 50% of the value of the total assets of the Portfolio consists of Ohio Municipal Obligations or similar obligations of other states or their subdivi-sions. Corporations that are subject to the Ohio corporation franchise tax will not have to include distributions from the Ohio Municipal Money Market Portfo-lio in their net income base for purposes of calculating their Ohio corporation franchise tax liability to the extent that such distributions either constitute exempt-interest dividends for Federal income tax purposes or are properly at-tributable to interest on Ohio Municipal Obligations or U.S. Obligations. How-ever, shares of the Ohio Municipal Money Market Portfolio will be included in a corporation's net worth base for purposes of calculating the Ohio corporation franchise tax. Distributions properly attributable to gain on the sale, ex-change or other disposition of Ohio Municipal Obligations will not be subject to the Ohio personal income tax, or municipal or school district income taxes in Ohio and will not be included in the net income base of the Ohio corporation franchise tax. Distributions attributable to other sources will be subject to the Ohio personal income tax and the Ohio corporation franchise tax.

PENNSYLVANIA TAXES. Income received by a shareholder attributable to interest realized by the Pennsylvania Municipal Money Market Portfolio from Pennsylvania State-Specific Obligations or attributable to insurance proceeds on account of such interest is not taxable to individuals, estates or trusts under the Per-sonal Income Tax (in the case of insurance proceeds, to the extent they are ex-empt for Federal income tax purposes); to corporations under the Corporate Net Income Tax (in the case of insurance proceeds, to the extent they are exempt for Federal income tax purposes); nor to individuals under the Philadelphia School District Net Investment Income Tax ("School District Tax").

Income received by a shareholder attributable to gain on the sale or other dis-position by the Portfolio of Pennsylvania State-Specific Obligations is taxable under the Personal Income Tax, the Corporate Net Income Tax, and, unless these assets were held by the Portfolio for more than six months, the School District Tax.

This discussion does not address the extent, if any, to which shares of the Pennsylvania Municipal Money Market Portfolio, and interest and gain earned by the Portfolio, is subject to, or included in the measure of, special taxes im-posed by the Commonwealth of Pennsylvania on banks and other financial institu-tions or with respect to any privilege, excise, franchise or other tax imposed on business entities not discussed above (including the Corporate Capital Stock/Foreign Franchise Tax.)

Shareholders of the Pennsylvania Municipal Money Market Portfolio are not sub-ject to the Pennsylvania County Personal Property Tax to the extent that the Portfolio is comprised of Pennsylvania state-specific obligations and Federal obligations (if the interest on such obligations is exempt from state and local taxation under the laws of the United States).

NORTH CAROLINA TAXES. Interest received in the form of dividends from the North Carolina Municipal Money Market Portfolio is exempt from North Carolina state income tax to the extent the distributions represent interest on direct obliga-tions of the U.S. Government or North Carolina State-Specific Obligations. Dis-tributions derived from interest earned on obligations of political subdivi-sions of Puerto Rico, Guam and the U.S. Virgin Islands, including the govern-ments thereof and their agencies, instrumentalities and authorities, are also exempt from North Carolina state income tax. Distributions paid out of interest earned on obligations that are merely backed or guaranteed by the U.S. Govern-ment (e.g., GNMAs, FNMAs), on repurchase agreements collateralized by U.S. Gov-ernment securities or on obligations of other states (which the Portfolio may acquire and hold for temporary or defensive purposes) are not exempt from North Carolina state income tax.

Any distributions of net realized gain earned by the North Carolina Municipal Money Market Portfolio on the sale or exchange of certain obligations of the State of North Carolina or its subdivisions that were issued before July 1, 1995 will also be exempt from North Carolina income tax to the Portfolio's shareholders. Distributions of gains earned by the North Carolina Municipal Money Market Portfolio on the sale or exchange of all other obligations will be subject to North Carolina income tax.

VIRGINIA TAXES. Subject to the provisions discussed below, dividends paid to shareholders by the Virginia Municipal Money Market Portfolio and derived from interest on obligations of the Commonwealth of Virginia or of any political subdivision or instrumentality of the Commonwealth or derived from interest or dividends on obligations of the United States excludable from Virginia taxable income under the laws of the United States, which obligations are issued in the exercise of the borrowing power of the Commonwealth or the United States and are backed by the full faith and credit of the Commonwealth or the United States, will be exempt from the Virginia income tax. Dividends paid to share-holders by the Portfolio and derived from interest on debt obligations of cer-tain territories and possessions of the United States (those issued by Puerto Rico, the Virgin Islands and Guam) will be exempt from the Virginia income tax. To the extent a portion of the dividends are derived from interest on debt ob-ligations other than those described above, such portion will be subject to the Virginia income tax even though it may be excludable from gross income for Fed-eral income tax purposes.

Generally, dividends distributed to shareholders by the Portfolio and derived from capital gains will be taxable to the shareholders. To the extent any por-tion of the dividends are derived from taxable interest for Virginia purposes or from net short-term capital gains, such portion will be taxable to the shareholders as ordinary income. The character of long-term capital gains realized and distributed by the Portfolio will flow through to its share-holders regardless of how long the shareholders have held their shares. Capital gains distributed to shareholders derived from Virginia obligations issued pur-suant to special Virginia enabling legislation which provides a specific exemp-tion for such gains will be exempt from Virginia income tax. Generally, inter-est on indebtedness incurred by shareholders to purchase or carry shares of the Portfolio will not be deductible for Virginia income tax purposes.

As a regulated investment company, the Portfolio may distribute dividends that are exempt from the Virginia income tax to its shareholders if the Portfolio satisfies all requirements for conduit treatment under Federal law and, at the close of each quarter of its taxable year, at least 50% of the value of its to-tal assets consists of obligations the interest on which is exempt from taxa-tion under Federal law. If the Portfolio fails to qualify, no part of its divi-dends will be exempt from the Virginia income tax.

When taxable income of a regulated investment company is commingled with exempt income, all distributions of the income are presumed taxable to the sharehold-ers unless the portion of income that is exempt from Virginia income tax can be determined with reasonable certainty and substantiated. Generally, this deter-mination must be made for each distribution to each shareholder. The Virginia Department of Taxation has adopted a policy, however, of allowing shareholders to exclude from their Virginia taxable income the exempt portion of distribu-tions from a regulated investment company even though the shareholders receive distributions monthly but receive reports substantiating the exempt portion of such distributions at less frequent intervals. Accordingly, if the Portfolio receives taxable income, the Portfolio must determine the portion of income that is exempt from Virginia income tax and provide such information to the shareholders in accordance with the foregoing so that the shareholders may ex-clude from Virginia taxable income the exempt portion of the distribution from the Portfolio.

NEW JERSEY TAXES. It is anticipated that substantially all dividends paid by the New Jersey Municipal Money Market Portfolio will not be subject to New Jer-sey personal income tax. In accordance with the provisions of New Jersey law as currently in effect, distributions paid by a "qualified investment fund" will not be subject to the New Jersey personal income tax to the extent that the distributions are attributable to income received as interest or gain from New Jersey State-Specific Obligations, or as interest or gain from direct U.S. Gov-ernment obligations. Distributions by a qualified investment fund that are at-tributable to most other sources will be subject to the New Jersey personal in-come tax. To be classified as a qualified investment fund, at least 80% of the Portfolio's investments must consist of New Jersey State-Specific Obligations or direct U.S. Government obligations; it must have no investments other than interest-bearing obligations, obligations issued at a discount, and cash and cash items (including receivables); and it must satisfy certain reporting obli-gations and provide certain information to its shareholders. Shares of the Portfolio are not subject to property taxation by New Jersey or its political subdivisions.

The New Jersey personal income tax is not applicable to corporations. For all corporations subject to the New Jersey Corporation Business Tax, dividends and distributions from a "qualified investment fund" are included in the net income tax base for purposes of computing the Corporation Business Tax. Furthermore, any gain upon the redemption or sale of shares by a corporate shareholder is also included in the net income tax base for purposes of computing the Corpora-tion Business Tax.

How Is The Fund Organized?
--------------------------------------------------------------------------------

The Fund was organized as a Massachusetts business trust on December 22, 1988 and is registered under the 1940 Act as an open-end management investment com-pany. On January 12, 1996 the Fund changed its name from The PNC(R) Fund to Compass Capital Funds SM. The Declaration of Trust authorizes the Board of Trustees to classify and reclassify any unissued shares into one or more clas-ses of shares. Pursuant to this authority, the Trustees have authorized the is-suance of an unlimited number of shares in thirty investment portfolios. Each Portfolio offers five separate classes of shares--Institutional Shares, Service Shares, Investor A Shares, Investor B Shares and Investor C Shares. This pro-spectus relates only to Investor Shares of the eight money market portfolios described herein.

Shares of each class bear their pro rata portion of all operating expenses paid by a Portfolio, except transfer agency fees and amounts payable under the Fund's Distribution and Service Plan. Because of these "class expenses", the performance of a Portfolio's Institutional Shares is expected to be higher than the performance of the Portfolio's Service Shares, and the performance of both the Institutional Shares and Service Shares of a Portfolio is expected to be higher than the performance of the Portfolio's three classes of Investor Shares. The Fund offers various services and privileges in connection with its Investor Shares that are not generally offered in connection with its Institu-tional and Service Shares, including an automatic investment plan, automatic withdrawal plan and checkwriting. For further information regarding the Fund's Service and Institutional share classes, contact PFPC at (800) 441-7762.

Each share of a Portfolio has a par value of $.001, represents an interest in that Portfolio and is entitled to the dividends and distributions earned on that Portfolio's assets as are declared in the discretion of the Board of Trustees. The Fund's shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held, and will vote in the aggregate and not by class, except where otherwise required by law or as determined by the Board of Trustees. The Fund does not currently intend to hold annual meetings of shareholders for the election of trustees (except as required under the 1940 Act). For a further discussion of the voting rights of shareholders, see "Additional Information Concerning Shares" in the Statement of Additional Information.

On December , 1996, PNC Bank held of record approximately % of the Fund's outstanding shares, as trustee on behalf of individual and institutional in-vestors, and may be deemed a controlling person of the Fund under the 1940 Act. PNC Bank is a subsidiary of PNC Bank Corp.

How Is Performance Calculated?
--------------------------------------------------------------------------------

Each Portfolio may advertise its "yield" and "effective yield" for each class of Investor Shares. Both yield figures are based on historical earnings and are not intended to indicate future performance. "Yield" refers to the income gen-erated by an investment in a particular class of a Portfolio's Investor Shares over a seven-day period. This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be gener-ated each week over a 52-week period and is shown as a percentage of the in-vestment. "Effective yield" is calculated similarly but, when annualized, the income earned by an investment in a particular class of a Portfolio's Investor Shares is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed rein-vestment. A Municipal Portfolio's "tax equivalent yield" may also be quoted, which shows the level of taxable yield needed to produce an after-tax equiva-lent to the Portfolio's tax-free yield for a particular class of Investor Shares.

The performance of each class of Investor Shares of a Portfolio may be compared to the performance of mutual funds with similar investment objectives and to relevant indices, as well as to ratings or rankings prepared by independent services or other financial or industry publications that monitor the perfor-mance of mutual funds. For example, the yield of a particular class of Investor Shares of a Portfolio may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Weisenberger Investment Company Service. Performance information may also include evaluations of the Portfolios published in nationally recognized ranking services, and information as reported by financial publications such as Business Week, Fortune, Institu-tional Investor, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature.

Performance quotations for shares of a Portfolio represent past performance and should not be considered as representative of future results. The yield of any investment is generally a function of portfolio quality and maturity, type of investment and operating expenses. Yields will fluctuate and are not necessar-ily representative of future results. Any fees charged by affiliates of the Portfolios' investment adviser or other institutions directly to their custom-ers' accounts in connection with investments in the Portfolios will not be in-cluded in the Portfolios' calculations of yield and performance.

How Can I Get More Information?
--------------------------------------------------------------------------------
We believe that it is essential for shareholders to have access to information regarding their investment 24 hours a day, 7 days a week. The COMPASS CAPITAL FUNDS have an investor information line that can provide such access.

In addition to account information, other sources of information regarding each COMPASS CAPITAL Portfolio and its portfolio holdings, strategy and current div-idend and performance levels are available.

By selecting the appropriate source of information as listed below, investors can receive additional information on the COMPASS CAPITAL Portfolios by either using a toll-free number or through electronic access:

For Performance and Portfolio Management Questions, dial (800) FUTURE4.

For Information Related to Share Purchases and Redemptions call your investment adviser or COMPASS CAPITAL FUNDS at (800) 441-7762.

For Questions about Shareholder Accounts and Balances held directly at the Fund, call (800) 441-7762.

Information is also available on the Internet through the World Wide Web. Shareholders and investment professionals may access portfolio information, portfolio manager updates and market data by accessing http://www.compassfunds.com.

The Compass Capital Funds
--------------------------------------------------------------------------------
NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESEN-TATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTA-TIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DIS-TRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE
MADE.

                               -----------------

MONEY MARKET PORTFOLIO

U.S. TREASURY MONEY MARKET PORTFOLIO

MUNICIPAL MONEY MARKET PORTFOLIO

NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO

NORTH CAROLINA MUNICIPAL MONEY MARKET PORTFOLIO

OHIO MUNICIPAL MONEY MARKET PORTFOLIO

PENNSYLVANIA MUNICIPAL MONEY MARKET PORTFOLIO

VIRGINIA MUNICIPAL MONEY MARKET PORTFOLIO


                                   THE MONEY
                                     MARKET
                                   PORTFOLIOS

                                INVESTOR SHARES



                                   Prospectus

                              January 1, 1997

                           COMPASS CAPITAL FUNDS/SM/
                 (INSTITUTIONAL SHARES OF THE LOW DURATION BOND
        PORTFOLIO, INTERMEDIATE GOVERNMENT BOND PORTFOLIO, INTERMEDIATE
     BOND PORTFOLIO, GOVERNMENT INCOME PORTFOLIO, MANAGED INCOME PORTFOLIO, INTERNATIONAL BOND PORTFOLIO, TAX-FREE INCOME PORTFOLIO, PENNSYLVANIA
         TAX-FREE INCOME PORTFOLIO AND OHIO TAX-FREE INCOME PORTFOLIO)
                             CROSS REFERENCE SHEET



FORM N-1A ITEM                                     LOCATION
--------------                                     --------

      PART A                                       PROSPECTUS

1.    Cover page.............................      Cover Page

2.    Synopsis...............................      What Are The Expenses Of The
                                                   Portfolios?

3.    Condensed Financial Information........      What Are The Portfolios'
                                                   Financial Highlights?

4.    General Description of Registrant......      Cover Page; What Are The
                                                   Portfolios?; What Additional
                                                   Investment Policies Apply?;
                                                   What Are The Portfolios'
                                                   Fundamental Investment
                                                   Limitations?

5.    Management of the Fund.................      Who Manages The Fund?

5A.   Managements Discussion of Fund
        Performance..........................      Inapplicable

6.    Capital Stock and Other Securities.....      How Frequently Are Dividends
                                                   And Distributions Made To
                                                   Investors?; How Are Fund
                                                   Distributions Taxed?; How Is
                                                   The Fund Organized?

7.    Purchase of Securities Being Offered...      How Are Shares Purchased And
                                                   Redeemed?; How Is Net Asset
                                                   Value Calculated?; How Is The
                                                   Fund Organized?

8.    Redemption or Repurchase...............      How Are Shares Purchased and
                                                   Redeemed?

9.    Legal Proceedings......................      Inapplicable

The Bond Portfolios Institutional Shares
                                                           January 1, 1997
-------------------------------------------------------------------------------

                 Compass Capital Funds SM ("Compass Capital" or the "Fund") consist of thirty investment portfolios. This Prospectus de-scribes the Institutional Shares of ten of those portfolios (the "Portfolios"):

                 . Low Duration Bond Portfolio
                 . Intermediate Government Bond Portfolio
                 . Intermediate Bond Portfolio
                 . Core Bond Portfolio
                 . Managed Income Portfolio
                 . International Bond Portfolio
                 . Tax-Free Income Portfolio
                 . Pennsylvania Tax-Free Income Portfolio
                 . New Jersey Tax-Free Income Portfolio
                 . Ohio Tax-Free Income Portfolio

                 This Prospectus contains information that a prospective in-vestor needs to know before investing. Please keep it for fu-ture reference. A Statement of Additional Information dated January 1, 1997 has been filed with the Securities and Ex-change Commission (the "SEC"). The Statement of Additional Information may be obtained free of charge from the Fund by calling (800) 441-7764. The Statement of Additional Informa-tion, as supplemented from time to time, is incorporated by reference into this Prospectus.

                 SHARES OF THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, PNC BANK, NATIONAL ASSOCIATION OR ANY OTHER BANK AND ARE NOT INSURED BY, GUARANTEED BY, OB-LIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RE-SERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENTS IN THE PORTFOLIOS INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURI-TIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CON-TRARY IS A CRIMINAL OFFENSE. SHARES OF THE STATE-SPECIFIC TAX-FREE PORTFOLIOS ARE INTENDED ONLY FOR RESIDENTS OF THE RESPECTIVE STATES INDICATED.

The Bond Portfolios Of Compass Capital Funds
--------------------------------------------------------------------------------

              The Bond Portfolios of COMPASS CAPITAL FUNDS consist of ten in-vestment portfolios that provide investors with a broad spectrum of investment alternatives within the fixed income sector. Six of these Portfolios invest in taxable bonds, and four of these Portfolios invest in tax-exempt bonds. A detailed description of each Portfolio begins on page 20.

COMPASS CAPITAL PORTFOLIO PERFORMANCE BENCHMARK                   LIPPER PEER GROUP
Low Duration Bond                 Merrill 1-3 Year Treasury       Short U.S. Government
  (previously called the Short      Index
  Government Bond                 Lehman Brothers
  Portfolio)                      Intermediate Government         Intermediate U.S.
                                                                    Government
Intermediate Government           Lehman Brothers                 Intermediate
  Bond                              Intermediate                    Government/Corporate
                                    Government/Corporate
Intermediate Bond                 Lehman Aggregate                Intermediate Investment
                                                                    Grade Debt
                                  Salomon BIG                     Corporate Debt A-Rated
Core Bond                         Salomon Non-U.S. Hedged           General World Income
                                    World Government Bond
Managed Income                      Index
International Bond                Lehman Municipal Bond           General Municipal Debt
                                    Index
                                  Lehman Local GO Index           PA Municipal Debt
Tax-Free Income                   Lehman Local GO Index           NJ Municipal Debt
                                  Lehman Local GO Index           OH Municipal Debt
PA Tax-Free Income
NJ Tax-Free Income
OH Tax Free Income

              PNC Asset Management Group, Inc. ("PAMG") serves as the Fund's investment adviser. BlackRock Financial Management, Inc. ("BlackRock") serves as sub-adviser to each Portfolio except the International Bond Portfolio, which is sub-advised by Morgan Grenfell Investment Services Limited ("Morgan Grenfell").

UNDERSTANDING
THE COMPASS   This Prospectus has been crafted to provide detailed, accurate
CAPITAL       and comprehensive information on the Compass Capital Portfolios.
BOND          We intend this document to be an effective tool as you explore
PORTFOLIOS    different directions in fixed income investing. You may wish to use the table of contents on page 5 to find descriptions of the Portfolios, including their investment objectives, portfolio management styles, risks and charges and expenses.

CONSIDERING      There can be no assurance that any mutual fund will achieve
THE RISKS IN     its investment objective. Some or all of the Portfolios may
BOND INVESTING   purchase mortgage-related, asset-backed, foreign and illiquid securities; enter into repurchase and reverse repurchase agreements and engage in leveraging techniques; lend portfo-lio securities to third parties; and enter into futures con-tracts and options. Each of the Pennsylvania, New Jersey and Ohio Tax-Free Income Portfolios (the "State-Specific Tax-Free
                 Portfolios") concentrates in the securities of issuers lo-cated in a particular state, and is non-diversified, which means that its performance may be dependent upon the perfor-mance of a smaller number of securities than the other Port-folios, which are considered diversified. See "What Addi-tional Investment Policies And Risks Apply?"

INVESTING IN     For information on how to purchase and redeem shares of the
THE COMPASS      Portfolios, see "How Are Shares Purchased And Redeemed?"
CAPITAL FUNDS

Asking The Key Questions
--------------------------------------------------------------------------------

                                                                          PAGE
            What Are The Expenses Of The Portfolios?.....................   6
            What Are The Portfolios' Financial Highlights?...............   9
            What Are The Portfolios?.....................................  20
            What Are The Differences Among The Portfolios?...............  21
            What Types Of Securities Are In The Portfolios?..............  22
            What Are The Portfolios' Fundamental Investment
             Limitations?................................................  23
            What Additional Investment Policies and Risks Apply?.........  24
            Who Manages The Fund?........................................  37
            How Are Shares Purchased And Redeemed?.......................  42
            How Is Net Asset Value Calculated?...........................  44
            How Frequently Are Dividends And Distributions Made To
             Investors?..................................................  45
            How Are Fund Distributions Taxed?............................  46
            How Is The Fund Organized?...................................  50
            How Is Performance Calculated?...............................  51
            How Can I Get More Information?..............................  52

What Are The Expenses Of The Portfolios?
-------------------------------------------------------------------------------

Below is a summary of the annual operating expenses incurred by Institutional Shares of the Portfolios for the fiscal year ended September 30, 1996 as a percentage of average daily net assets. The figures shown for the Low Duration Bond, Core Bond, International Bond and New Jersey Tax-Free Income Portfolios have been restated to reflect current expenses and fee waivers. An example based on the summary is also shown.

                                              LOW     INTERMEDIATE
                                            DURATION   GOVERNMENT  INTERMEDIATE
                                              BOND        BOND         BOND
                                           PORTFOLIO   PORTFOLIO    PORTFOLIO
ANNUAL PORTFOLIO OPERATING EXPENSES (AS A
 PERCENTAGE OF AVERAGE NET ASSETS)
Advisory fees (after fee waivers)(/1/)           .30%         .30%         .30%
Other operating expenses                         .25          .25          .25
                                                -----       ------       ------
 Administration fees
  (after fee waivers)(/1/)                  .15         .15          .13
 Other expenses                             .10         .10          .12
                                           ----       -----        -----
Total Portfolio operating expenses (after
 fee waivers)(/1/)                               .55%         .55%         .55%
                                                =====       ======       ======

                                                      CORE BOND  MANAGED INCOME
                                                      PORTFOLIO    PORTFOLIO
ANNUAL PORTFOLIO OPERATING EXPENSES (AS A PERCENTAGE
 OF AVERAGE NET ASSETS)
Advisory fees
 (after fee waivers)(/1/)                                   .30%           .35%
Other operating expenses                                    .25            .23
                                                           -----        -------
 Administration fees (after fee waivers)(/1/)          .15          .12
 Other expenses                                        .10          .11
                                                      ----       ------
Total Portfolio operating expenses (after fee
 waivers)(/1/)                                              .55%           .58%
                                                           =====        =======

(1) Without waivers, advisory fees would be .50% and administration fees would be .23% for each Portfolio. PAMG and the Portfolios' administrators are under no obligation to waive fees or reimburse expenses, but have informed the Fund that they expect to waive fees and reimburse expenses during the remainder of the current fiscal year as necessary to maintain the Portfo-lios' total operating expenses at the levels set forth in the table. With-out waivers, "Other operating expenses" would be .33%, .33%, .35%, .33% and .34%, respectively, and "Total Portfolio operating expenses" would be .83%, .83%, .85%, .83% and .84%, respectively.

--------------------------------------------------------------------------------

                                                                 PENNSYLVANIA
                          INTERNATIONAL BOND TAX-FREE INCOME   TAX-FREE INCOME
                              PORTFOLIO         PORTFOLIO         PORTFOLIO
ANNUAL PORTFOLIO
 OPERATING EXPENSES (AS
 A PERCENTAGE OF AVERAGE
 NET ASSETS)
Advisory fees (after fee
 waivers)(/1/)                          .55%             .30%               .30%
Other operating expenses                .43              .25                .25
                                   ---------         --------          ---------
 Administration fees
  (after fee
  waivers)(/1/)                .15               .13               .13
 Other expenses                .28               .12               .12
                          --------           -------          --------
Total Portfolio
 operating expenses
 (after fee
 waivers)(/1/)                          .98%             .55%               .55%
                                   =========         ========          =========

                                                       NEW JERSEY      OHIO
                                                          TAX-         TAX-
                                                      FREE INCOME  FREE INCOME
                                                       PORTFOLIO    PORTFOLIO
ANNUAL PORTFOLIO OPERATING EXPENSES (AS A PERCENTAGE
 OF AVERAGE NET ASSETS)
Advisory Fees (after fee waivers)(/1/)                        .30%         .30%
Other operating expenses                                      .25          .25
                                                            ------       ------
 Administration fees (after fee waivers)(/1/)           .10          .10
 Other expenses                                         .15          .15
                                                      -----        -----
Total Portfolio operating expenses (after fee
 waivers)(/1/)                                                .55%         .55%
                                                            ======       ======

(1) Without waivers, advisory fees would be .55%, .50%, .50%, .50% and .50%, respectively, and administration fees would be .23% for each Portfolio. In addition, the Expense Summary reflects reimbursements made to the Tax-Free Income Portfolio by the adviser. PAMG and the Portfolios' administrators are under no obligation to waive fees or reimburse expenses, but have in-formed the Fund that they expect to waive fees and reimburse expenses dur-ing the remainder of the current fiscal year as necessary to maintain the Portfolios' total operating expenses at the levels set forth in the table. Without waivers, "Other operating expenses" would be .51%, .51%, .35%, .38% and .38%, respectively, and "Total Portfolio operating expenses" would be 1.06%, .85%, .85%, .88% and .88% respectively.

EXAMPLE

An investor in Institutional Shares would pay the following expenses on a $1,000 investment assuming (1) 5% annual return, and (2) redemption at the end of each time period:

                                      ONE YEAR THREE YEARS FIVE YEARS TEN YEARS
Low Duration Bond Portfolio             $ 6        $18        $31       $ 69
Intermediate Government Bond
 Portfolio                                6         18         31         69
Core Bond Portfolio                       6         18         31         69
Intermediate Bond Portfolio               6         18         31         69
Managed Income Portfolio                  6         19         32         73
International Bond Portfolio             10         31         54        120
Tax-Free Income Portfolio                 6         18         31         69
Pennsylvania Tax-Free Income
 Portfolio                                6         18         31         69
New Jersey Tax-Free Income Portfolio      6         18         31         69
Ohio Tax-Free Income Portfolio            6         18         31         69

The foregoing Tables and Example are intended to assist investors in under-standing the costs and expenses that an investor in the Portfolios will bear either directly or indirectly. They do not reflect any charges that may be im-posed by brokers or other institutions directly on their customer accounts in connection with investments in the Portfolios.

THE EXAMPLE SHOWN ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE INVESTMENT RETURN OR OPERATING EXPENSES. ACTUAL INVESTMENT RETURN AND OPERAT-ING EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

What Are The Portfolios' Financial Highlights?
--------------------------------------------------------------------------------

              The following financial information has been derived from the financial statements incorporated by reference into the State-ment of Additional Information and has been audited by the Port-folios' independent accountants. This financial information should be read together with those financial statements. Further information about the performance of the Portfolios is available in the Fund's annual shareholder reports. Both the Statement of Additional Information and the annual shareholder reports may be obtained from the Fund free of charge by calling (800) 441-7764.

Financial Highlights
-------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                       LOW DURATION BOND PORTFOLIO+

             (FORMERLY, THE SHORT GOVERNMENT BOND PORTFOLIO)

                           FOR THE PERIOD   FOR THE PERIOD
                           APRIL 1, 1996     JULY 1, 1995      YEAR          YEAR      JULY 17, 1992(*)
                              THROUGH          THROUGH         ENDED         ENDED         THROUGH
                         SEPTEMBER 30, 1996 MARCH 31, 1996 JUNE 30, 1995 JUNE 30, 1994  JUNE 30, 1993
PER SHARE OPERATING
 PERFORMANCE:
Net asset value,
 beginning of period          $                $  9.83        $  9.71       $  9.96        $ 10.00
                              -------          -------        -------       -------        -------
 Net investment income
  (net of $.014, $.011
  and $.005
  respectively, of
  interest expense)(**)                           0.42           0.58          0.48           0.51
 Net realized and
  unrealized loss on
  investments                                      --            0.13         (0.25)         (0.06)
                              -------          -------        -------       -------        -------
Net increase from
 investment operations                            0.42           0.71          0.23           0.45
                              -------          -------        -------       -------        -------
Dividends from net
 investment income                               (0.41)         (0.58)        (0.48)         (0.49)
Distributions from net
 realized capital gains                          (0.01)         (0.01)          - -            - -
                              -------          -------        -------       -------        -------
 Total dividends and
  distributions                                  (0.46)         (0.59)        (0.48)         (0.49)
                              -------          -------        -------       -------        -------
NET ASSET VALUE, END OF
 PERIOD                       $                $  9.79        $  9.83       $  9.71        $  9.96
                              =======          =======        =======       =======        =======
Total investment
 return(***)                         %            4.25%          6.99%         2.33%          4.63%
RATIOS TO AVERAGE NET
 ASSETS:
Expenses(**)                         %            0.63%          0.57%         0.57%          0.56%(****)
Net investment
 income(**)                          %            5.25%          6.08%         4.70%          5.32%(****)
SUPPLEMENTAL DATA:
Average net assets (in
 thousands)                   $                $              $34,236       $36,686        $67,540
Portfolio turnover                   %             185%           586%          455%           513%
Net assets, end of
 period (in thousands)               %         $52,843        $44,486       $31,265        $51,611

+ This Portfolio commenced operations on July 17, 1992 as the Short Duration Portfolio, a separate investment portfolio (the "Predecessor Low Duration Bond Portfolio") of The BFM Institutional Trust Inc., which was organized as a Maryland business corporation. On January 13, 1996, the assets and li-abilities of the Predecessor Low Duration Bond Portfolio were transferred to this Portfolio, and were combined with the assets of a pre-existing portfolio investment maintained by the Fund.

(*)    Commencement of investment operations of share class.
(**) The investment adviser of the Predecessor Short Government Bond Portfolio waived fees amounting to $102,707 and $110,232 and reimbursed expenses amounting to $61,195 and $55,582, for the periods ended June 30, 1995 and June 30, 1994, respectively. For the period July 17, 1992 through June 30, 1993, the administrator of the Predecessor Short Bond Portfolio waived fees amounting to $64,580. If all expenses had been borne, the ex-pense ratios would have been 1.05%, 1.02% and 0.66% for the periods ended June 30, 1995, June 30, 1994 and June 30, 1993, respectively. The net in-vestment income ratios would have been 5.60%, 4.25% and 5.22% for the pe-riods ended June 30, 1995, June 30, 1994 and June 30, 1993, respectively. The net investment income on a per share basis would have been $0.53, $0.43 and $0.49 for the periods ended June 30, 1995, June 30, 1994 and June 30, 1993, respectively.
(***) Total investment return is calculated assuming a purchase of common stock at net asset value per share on the first day and a sale at net asset value per share on the last day of the period reported. Dividends are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the payment date.
(****) Annualized.

--------------------------------------------------------------------------------
(FOR AN INSTITUTIONAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                     INTERMEDIATE GOVERNMENT BOND PORTFOLIO
               (FORMERLY, THE INTERMEDIATE GOVERNMENT PORTFOLIO)

                                                                     FOR THE
                                                                      PERIOD
                             YEAR      YEAR      YEAR       YEAR    4/20/92/1/
                            ENDED     ENDED     ENDED      ENDED     THROUGH
                           9/30/96   9/30/95   9/30/94    9/30/93    9/30/92
NET ASSET VALUE AT
 BEGINNING OF PERIOD       $         $   9.64  $  10.60   $  10.46   $  10.00
                           --------  --------  --------   --------   --------
Income from investment
 operations
 Net investment income                   0.58      0.55       0.54       0.24
 Net gain (loss) on
  investments (both
  realized and
  unrealized)                            0.38     (0.86)      0.16       0.46
                           --------  --------  --------   --------   --------
 Total from investment
  operations                             0.96     (0.31)      0.70       0.70
                           --------  --------  --------   --------   --------
LESS DISTRIBUTIONS
 Distributions from net
  investment income                     (0.58)    (0.55)     (0.54)     (0.24)
 Distributions from net
  realized capital gains                  - -     (0.10)     (0.02)       - -
                           --------  --------  --------   --------   --------
 Total distributions                    (0.58)    (0.65)     (0.56)     (0.24)
                           --------  --------  --------   --------   --------
NET ASSET VALUE AT END OF
 PERIOD                    $         $  10.02  $   9.64   $  10.60   $  10.46
                           ========  ========  ========   ========   ========
Total return                       %    10.28%    (3.08)%     6.88%      7.14%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of
  period (in thousands)    $         $134,835  $128,974   $137,065   $105,620
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                      %     0.42%     0.40%      0.73%      0.80%/2/
 Before
  advisory/administration
  fee waivers                      %     0.79%     0.80%      0.81%      0.80%/2/
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers                      %     5.94%     5.48%      5.23%      5.28%/2/
 Before
  advisory/administration
  fee waivers                      %     5.57%     5.08%      5.15%      5.28%/2/
PORTFOLIO TURNOVER RATE            %      247%        9%        80%        38%

/1/Commencement of operations of share class.
/2/Annualized.

--------------------------------------------------------------------------------
(FOR AN INSTITUTIONAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                          INTERMEDIATE BOND PORTFOLIO
                (FORMERLY, THE INTERMEDIATE-TERM BOND PORTFOLIO)

                                                                  FOR THE
                                                                   PERIOD
                                       YEAR     YEAR     YEAR    9/17/93/1/
                                       ENDED   ENDED     ENDED    THROUGH
                                      9/30/96 9/30/95   9/30/94   9/30/93
NET ASSET VALUE AT BEGINNING OF
 PERIOD                                $      $   9.05  $ 10.01   $ 10.00
                                       ----   --------  -------   -------
Income from investment operations
 Net investment income                            0.56     0.54      0.02
 Net gain (loss) on investments (both
  realized and unrealized)                        0.38    (0.88)    (0.01)
                                       ----   --------  -------   -------
 Total from investment operations                 0.94    (0.34)     0.01
                                       ----   --------  -------   -------
LESS DISTRIBUTIONS
 Distributions from net investment
  income                                         (0.56)   (0.56)      - -
 Distributions from net realized
  capital gains                                    - -    (0.06)      - -
                                       ----   --------  -------   -------
 Total distributions                             (0.56)   (0.62)      - -
                                       ----   --------  -------   -------
NET ASSET VALUE AT END OF PERIOD       $      $   9.43  $  9.05   $ 10.01
                                       ====   ========  =======   =======
Total return                               %     10.76%  (3.52)%     0.10%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of period (in
  thousands)                           $      $124,979  $71,896   $56,713
 Ratios of expenses to average net
  assets
 After advisory/administration fee
  waivers                                  %      0.55%    0.45%     0.45%/2/
 Before advisory/administration fee
  waivers                                  %      0.89%    0.88%     0.84%/2/
 Ratios of net investment income to
  average net assets
 After advisory/administration fee
  waivers                                  %      6.18%    5.54%     4.72%/2/
 Before advisory/administration fee
  waivers                                  %      5.84%    5.11%     4.33%/2/
PORTFOLIO TURNOVER RATE                    %       262%      92%        4%

/1/Commencement of operations of share class.
/2/Annualized.

--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                              CORE BOND PORTFOLIO+

                                 FOR THE          FOR THE
                                  PERIOD           PERIOD
                              APRIL 1, 1996     JULY 1, 1995          YEAR          YEAR      DECEMBER 9, 1992(*)
                                 THROUGH          THROUGH             ENDED         ENDED           THROUGH
                            SEPTEMBER 30, 1996 MARCH 31, 1996     JUNE 30, 1995 JUNE 30, 1994    JUNE 30, 1993
 PER SHARE OPERATING
 PERFORMANCE:
 Net asset value,
 beginning of period               $              $  9.85            $  9.36       $ 10.37          $10.00
                                   ----           -------            -------       -------          ------
 Net investment income
 (net of $.004, $.003 and
 $.001, respectively, of
 interest expense)(**)                               0.47               0.62          0.55            0.32
 Net realized and
 unrealized gains on
 investments                                        (0.07)              0.50         (0.60)           0.37
                                   ----           -------            -------       -------          ------
 Net (decrease) increase
 from investment
 operations                                          5.45               1.12         (0.05)           0.69
                                   ----           -------            -------       -------          ------
 Dividends from net
 investment income                                  (0.47)             (0.62)        (0.55)          (0.32)
 Distributions from net
 realized capital gains                             (0.17)             (0.01)        (0.41)
                                   ----           -------            -------       -------
  Total dividends and
  distributions                                     (0.64)             (0.63)        (0.96)          (0.32)
                                   ----           -------            -------       -------          ------
 NET ASSET VALUE, END OF
 PERIOD                            $              $  7.61            $  9.85       $  9.36          $10.37
                                   ====           =======            =======       =======          ======
 Total investment
 return(***)                           %             3.93%             11.79%       (0.69)%           6.88%
 RATIOS TO AVERAGE NET
 ASSETS:
 Expenses(*)                           %             0.66%(****)        0.55%         0.55%           0.55%(****)
 Net investment
 income(**)                            %             5.89%(****)        6.62%         5.61%           5.57%(****)
 SUPPLEMENTAL DATA:
 Average net assets (in
 thousands)                        $              $                  $16,247       $ 9,702          $6,622
 Portfolio turnover                    %              723%               435%          722%            354%
 Net assets, end of
 period (in thousands)             $              $64,707            $32,191       $12,507          $7,803

+ This Portfolio commenced operations on December 9, 1992 as the Core Fixed Income Portfolio, a separate investment portfolio (the "Predecessor Core Bond Portfolio") of The BFM Institutional Trust Inc., which was organized as a Maryland business corporation. On January 13, 1996, the assets and liabil-ities of the Predecessor Core Bond Portfolio were transferred to this Port-folio, which had no prior operating history.

(*)    Commencement of investment operations of share class.
(**) The investment adviser of the Predecessor Core Bond Portfolio waived fees amounting to $56,894, $34,010 and $24,761 and reimbursed expenses amount-ing to $137,364, $137,179 and $0 for the periods ended June 30, 1995, June 30, 1994 and June 30, 1993, respectively. The administrator of the Prede-cessor Core Bond Portfolio waived fees amounting to $32,500 and $3,701 for the periods ended June 30, 1994 and June 30, 1993, respectively. For the period ended June 30, 1993, the custodian and transfer agent of the Prede-cessor Core Bond Portfolio waived fees amounting to $24,272 and $17,283, respectively. If the Predecessor Core Bond Portfolio had borne all ex-penses for the periods ended June 30, 1995, 1994 and 1993, the expense ra-tios would have been 1.75%, 2.65% and 2.44%, respectively; the net invest-ment income ratios would have been 5.43%, 3.51% and 3.68%, respectively; and the net investment income on a per share basis would have been $0.51, $0.34 and $0.22, respectively.
(***) Total investment return is calculated assuming a purchase of common stock at net asset value per share on the first day and a sale at net asset value per share on the last day of the period reported. Dividends are as-sumed, for purposes of this calculation, to be reinvested at the net as-set value per share on the payment date.
(****) Annualized.

--------------------------------------------------------------------------------
(FOR AN INSTITUTIONAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                            MANAGED INCOME PORTFOLIO

                                                                                        FOR THE
                                                                                         PERIOD
                             YEAR      YEAR      YEAR       YEAR      YEAR     YEAR    11/1/89/1/
                            ENDED     ENDED     ENDED      ENDED     ENDED     ENDED    THROUGH
                           9/30/96   9/30/95   9/30/94    9/30/93   9/30/92   9/30/91   9/30/90
NET ASSET VALUE AT
 BEGINNING OF PERIOD       $         $   9.79  $  11.17   $  10.74  $  10.26  $  9.70   $ 10.00
                           --------  --------  --------   --------  --------  -------   -------
Income from investment
 operations
 Net investment income                   0.65      0.64       0.67      0.69     0.74      0.66
 Net gain (loss) on
  investments (both
  realized and
  unrealized)                            0.60     (1.21)      0.56      0.48     0.63     (0.29)
                           --------  --------  --------   --------  --------  -------   -------
 Total from investment
  operations                             1.25     (0.57)      1.23      1.17     1.37      0.37
                           --------  --------  --------   --------  --------  -------   -------
LESS DISTRIBUTIONS
 Distributions from net
  investment income                     (0.65)    (0.64)     (0.67)    (0.69)   (0.73)    (0.66)
 Distribution in excess
  of net investment
  income                                (0.01)    (0.02)       - -       - -    (0.08)    (0.01)
 Distributions from net
  realized capital gains                  - -     (0.14)     (0.13)      - -      - -       - -
 Distributions in excess
  of net realized gains                   - -     (0.01)       - -       - -      - -       - -
                           --------  --------  --------   --------  --------  -------   -------
 Total distributions                    (0.66)    (0.81)     (0.80)    (0.69)   (0.81)    (0.67)
                           --------  --------  --------   --------  --------  -------   -------
NET ASSET VALUE AT END OF
 PERIOD                    $    .    $  10.38  $   9.79   $  11.17  $  10.74  $ 10.26   $  9.70
                           ========  ========  ========   ========  ========  =======   =======
Total return                       %    13.27%    (5.27)%    12.13%    11.80%   14.74%     3.80%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of
  period (in thousands)    $         $443,148  $395,060   $341,791  $314,075  $52,802   $38,328
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                      %     0.57%     0.55%      0.74%     0.80%    0.80%     0.80%/2/
 Before
  advisory/administration
  fee waivers                      %     0.77%     0.77%      0.78%     0.80%    0.84%     0.82%/2/
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers                      %     6.44%     6.11%      6.25%     6.28%    7.36%     7.31%/2/
 Before
  advisory/administration
  fee waivers                      %     6.24%     5.89%      6.21%     6.28%    7.32%     7.29%/2/
PORTFOLIO TURNOVER RATE            %      203%       61%        72%       56%      38%       18%

/1/Commencement of operations of share class.
/2/Annualized.

--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                         INTERNATIONAL BOND PORTFOLIO+

                                                               FOR THE
                                                                PERIOD
                                                                   *
                                                               THROUGH
                                                               9/30/96*
NET ASSET VALUE AT BEGINNING OF PERIOD                           $
                                                                 ---
Income from investment operations
 Net investment income
 Net (loss) gain on investments (both realized and unrealized)
                                                                 ---
  Total from investment operations
                                                                 ---
LESS DISTRIBUTIONS
 Distributions from net investment income
 Distributions from net realized capital gains
                                                                 ---
 In Excess of Net Realized Gains
  Total distributions
                                                                 ---
NET ASSET VALUE AT END OF PERIOD                                 $
                                                                 ===
Total return                                                        %
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of period (in thousands)                      $
 Ratios of expenses to average net assets                           %
 Excluding waivers                                                  %
 Ratios of net investment income to average net assets              %
 Excluding waivers                                                  %
PORTFOLIO TURNOVER RATE                                             %

+ This Portfolio commenced operations on July 1, 1991 as the Compass Interna-tional Fixed Income Fund, a separate investment portfolio (the "Predecessor International Bond Portfolio") of Compass Capital Group, which was organized as a Massachusetts business trust. The assets and liabilities of the Prede-cessor International Bond Portfolio were transferred to this Portfolio, which had no prior operating history, on February 13, 1996.

* Commencement of operations of share class.

** Annualized.

--------------------------------------------------------------------------------
(FOR AN INSTITUTIONAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                           TAX-FREE INCOME PORTFOLIO

                                                                    FOR THE
                                                                     PERIOD
                                        YEAR     YEAR     YEAR     1/21/93/1/
                                       ENDED     ENDED    ENDED     THROUGH
                                      9/30/96   9/30/95  9/30/94    9/30/93
NET ASSET VALUE AT BEGINNING OF
 PERIOD                               $         $10.04   $11.31      $10.61
                                      --------  ------   ------      ------
Income from investment operations
 Net investment income                            0.53     0.53        0.42
 Net gain (loss) on investments (both
  realized and unrealized)                        0.59    (0.93)       0.70
                                      --------  ------   ------      ------
 Total from investment operations                 1.12    (0.40)       1.12
                                      --------  ------   ------      ------
LESS DISTRIBUTIONS
 Distributions from net investment
  income                                         (0.53)   (0.53)      (0.42)
 Distributions from net realized
  capital gains                                  (0.02)   (0.34)        - -
                                      --------  ------   ------      ------
 Total distributions                             (0.55)   (0.87)      (0.42)
                                      --------  ------   ------      ------
NET ASSET VALUE AT END OF PERIOD            $   $10.61   $10.04      $11.31
                                      ========  ======   ======      ======
Total return                                  %  11.54%   (3.77)%     10.72%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of period (in
  thousands)                                $   $  271   $  132      $  675
 Ratios of expenses to average net
  assets
 After advisory/administration fee
  waivers                                     %   0.52%    0.50%       0.50%/2/
 Before advisory/administration fee
  waivers                                     %   1.30%    1.73%       1.28%/2/
 Ratios of net investment income to
  average net assets
 After advisory/administration fee
  waivers                                     %   5.19%    4.97%       5.14%/2/
 Before advisory/administration fee
  waivers                                     %   4.41%    3.74%       4.36%/2/
PORTFOLIO TURNOVER RATE                       %     92%      40%         71%

/1/Commencement of operations of Share class.
/2/Annualized.

--------------------------------------------------------------------------------
(FOR AN INSTITUTIONAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                     PENNSYLVANIA TAX-FREE INCOME PORTFOLIO

                                                                    FOR THE
                                                                     PERIOD
                                         YEAR    YEAR     YEAR     12/1/92/1/
                                         ENDED   ENDED    ENDED     THROUGH
                                        9/30/96 9/30/95  9/30/94    9/30/93
NET ASSET VALUE AT BEGINNING OF PERIOD   $      $ 9.82   $10.70      $10.00
                                         -----  ------   ------      ------
Income from investment operations
 Net investment income                            0.52     0.53        0.39
 Net gain (loss) on investments (both
  realized and unrealized)                        0.51    (0.85)       0.73
                                         -----  ------   ------      ------
 Total from investment operations                 1.03    (0.32)       1.12
                                         -----  ------   ------      ------
LESS DISTRIBUTIONS
 Distributions from net investment
  income                                         (0.52)   (0.53)      (0.39)
 Distributions from net realized
  capital gains                                    - -    (0.03)      (0.03)
                                         -----  ------   ------      ------
 Total distributions                             (0.52)   (0.56)      (0.42)
                                         -----  ------   ------      ------
NET ASSET VALUE AT END OF PERIOD         $      $10.33   $ 9.82      $10.70
                                         =====  ======   ======      ======
Total return                                  %  10.81%   (2.96)%     11.69%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of period (in
  thousands)                             $      $2,092   $  639      $  256
 Ratios of expenses to average net
  assets
 After advisory/administration fee
  waivers                                     %   0.52%    0.39%       0.09%/2/
 Before advisory/administration fee
  waivers                                     %   0.84%    0.99%       0.97%/2/
 Ratios of net investment income to
  average net assets
 After advisory/administration fee
  waivers                                     %   5.23%    5.27%       5.19%/2/
 Before advisory/administration fee
  waivers                                     %   4.91%    4.67%       4.31%/2/
PORTFOLIO TURNOVER RATE                       %     66%      30%         40%

/1/Commencement of operations of share class.
/2/Annualized.

-------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                     NEW JERSEY TAX-FREE INCOME PORTFOLIO+

                                                               FOR THE
                                                               PERIOD
                                                                  *
                                                               THROUGH
                                                               9/30/96
NET ASSET VALUE AT BEGINNING OF PERIOD                           $
                                                                 ---
Income from investment operations
 Net investment income
 Net (loss) gain on investments (both realized and unrealized)
                                                                 ---
 Total from investment operations
                                                                 ---
LESS DISTRIBUTIONS
 Distributions from net investment income
 Distributions from net realized capital gains
                                                                 ---
 Total distributions
                                                                 ---
NET ASSET VALUE AT END OF PERIOD                                 $
                                                                 ===
Total return                                                        %
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of period (in thousands)                         %
 Ratios of expenses to average net assets                           %
 Excluding waivers                                                  %
 Ratios of net investment income to average net assets              %
 Excluding waivers                                                  %
PORTFOLIO TURNOVER RATE                                             %

+ This Portfolio commenced operations on July 1, 1991 as the New Jersey Munic-ipal Bond Fund, a separate investment portfolio (the "Predecessor New Jersey Tax-Free Income Portfolio") of Compass Capital Group, which was organized as a Massachusetts business trust. On January 13, 1996, the assets and liabili-ties of the Predecessor New Jersey Tax-Free Income Portfolio were trans-ferred to this Portfolio, which had no prior operating history.

*   Commencement of operations of share class.

**  Annualized.

--------------------------------------------------------------------------------
(FOR AN INSTITUTIONAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                         OHIO TAX-FREE INCOME PORTFOLIO

                                                                    FOR THE
                                                                     PERIOD
                                         YEAR    YEAR     YEAR     12/1/92/1/
                                         ENDED   ENDED    ENDED     THROUGH
                                        9/30/96 9/30/95  9/30/94    9/30/93
NET ASSET VALUE AT BEGINNING OF PERIOD   $      $ 9.60   $10.53      $10.00
                                         ----   ------   ------      ------
Income from investment operations
 Net investment income                            0.55     0.53        0.36
 Net gain (loss) on investments (both
  realized and unrealized)                        0.45    (0.91)       0.53
                                         ----   ------   ------      ------
 Total from investment operations                 1.00    (0.38)       0.89
                                         ----   ------   ------      ------
LESS DISTRIBUTIONS
 Distributions from net investment
  income                                         (0.55)   (0.53)      (0.36)
 Distributions from net realized
  capital gains                                    - -    (0.02)        - -
                                         ----   ------   ------      ------
 Total distributions                             (0.55)   (0.55)      (0.36)
                                         ----   ------   ------      ------
NET ASSET VALUE AT END OF PERIOD         $      $10.05   $ 9.60      $10.53
                                         ====   ======   ======      ======
Total return                                 %   10.75%   (3.75)%      9.10%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of period (in
  thousands)                             $      $  200   $  127      $1,676
 Ratios of expenses to average net
  assets
 After advisory/administration fee
  waivers                                    %    0.12%    0.10%       0.08%/2/
 Before advisory/administration fee
  waivers                                    %    1.19%    1.49%       2.59%/2/
 Ratios of net investment income to
  average net assets
 After advisory/administration fee
  waivers                                    %    5.61%    5.16%       4.99%/2/
 Before advisory/administration fee
  waivers                                    %    4.54%    3.77%       2.48%/2/
PORTFOLIO TURNOVER RATE                      %      63%      61%         36%

/1/Commencement of operations of share class.
/2/Annualized.

What Are The Portfolios?
-------------------------------------------------------------------------------

                 The COMPASS CAPITAL FUND Family consists of 30 portfolios and has been structured to include many different investment styles across the spectrum of fixed income investments so that investors may participate across multiple disciplines in order to seek their long-term financial goals.

                 The Bond Portfolios of COMPASS CAPITAL FUNDS consist of ten investment portfolios that provide investors with a broad spectrum of investment alternatives within the fixed income sector. Six of these Portfolios invest solely in taxable bonds and four of these Portfolios invest in tax-exempt bonds.

                 In certain investment cycles and over certain holding peri-ods, a fund that invests in any one of these styles may per-form above or below the market. An investment program that combines these multiple disciplines allows investors to se-lect from among these various product options in the way that most closely fits the investor's goals and sentiments.

                    PORTFOLIO                   INVESTMENT OBJECTIVE
            Low Duration Bond          To realize a rate of return that
                                       exceeds the total return of the
                                       Merrill Lynch 1-3 year Treasury Index.

            Intermediate Government    To seek current income consistent with
             Bond, Intermediate Bond,  the preservation of capital.
             Managed Income and
             International Bond

            Core Bond                  To realize a total rate of return that
                                       exceeds the total return of the Lehman
                                       Brothers Aggregate Index.

            Tax-Free Income,           To seek as high a level of current
             Pennsylvania Tax-Free     income exempt from Federal income tax
             Income, New Jersey Tax-   and, to the extent possible for each
             Free Income and Ohio      State-Specific Tax-Free Portfolio,
             Tax-Free Income           income tax of the specific state in
                                       which the Portfolio concentrates, as
                                       is consistent with preservation of
                                       capital.

What Are The Differences Among The Portfolios?
--------------------------------------------------------------------------------

PORTFOLIO CHARACTERISTICS:

                                          DOLLAR-
                                         WEIGHTED
                                          AVERAGE                                MIN
                    PERFORMANCE          MATURITY          CREDIT QUALITY      CREDIT
  PORTFOLIO          BENCHMARK*       (APPROXIMATE)**      CONCENTRATION       QUALITY
Low Duration      Merrill 1-3 Year       3-5 Years          Gov't/Agency         AAA
 Bond              Treasury Index
Intermediate      Lehman Brothers       5-10 Years          Gov't/Agency         AAA
 Gov't Bond      Intermediate Gov't
Intermediate      Lehman Brothers       5-10 Years        Investment Grade       BBB
 Bond               Intermediate                              Spectrum
                     Gov't/Corp
Core Bond         Lehman Aggregate      5-10 Years        Investment Grade       BBB
                                                              Spectrum
Managed             Salomon BIG         5-10 Years        Investment Grade       BBB
 Income                                                       Spectrum
International     Salomon Non-U.S.      5-15 Years            AA, AAA,           BBB
 Bond               Hedged World                            Gov't/Agency
               Government Bond Index
Tax-Free       Lehman Municipal Bond    10-15 Years       Investment Grade       BBB
 Income                Index                                  Spectrum
PA Tax-Free                             10-15 Years       Investment Grade       BBB
 Income        Lehman Local GO Index                          Spectrum
NJ Tax-Free                             10-15 Years       Investment Grade       BBB
 Income        Lehman Local GO Index                          Spectrum
OH Tax-Free                             10-15 Years       Investment Grade       BBB
 Income        Lehman Local GO Index                          Spectrum

 * For more information on a Portfolio's benchmark, see the Appendix at the back of this Prospectus.
** The Portfolios are structured to have comparable durations to the bench-marks. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

What Types Of Securities Are In The Portfolios?
--------------------------------------------------------------------------------

The following table summarizes the types of securities found in each Portfolio, according to the following designations:

  Yes: The Portfolio will hold a significant concentration of these securities at all times.

  Elig.: Eligible; the Portfolio may purchase these securities, but they may or may not be a significant holding at a given time.

  Temp.: Temporary; the Portfolio may purchase these securities, but under nor-mal market conditions is not expected to do so.

  No:    The Portfolio may not purchase these securities.

                                             NON                    FOREIGN
                                           AGENCY/                SECURITIES/
                                   AGENCY COMMERCIAL               CURRENCY
               TREASURIES AGENCIES MBS/1/   MBS/1/   CORP. ABS/2/    RISK     MUNICIPALS
Low Duration      Yes       Yes     Yes     Elig.    Elig. Elig.      No        Elig.
 Bond
Intermediate      Yes       Yes     Yes     Elig.     Yes  Elig.      No        Elig.
 Gov't Bond
Intermediate      Yes       Yes     Yes     Elig.     Yes   Yes       No        Elig.
 Bond
Core Bond         Yes       Yes     Yes     Elig.     Yes   Yes       No        Elig.
Managed           Yes       Yes     Yes     Elig.     Yes   Yes      Elig.      Elig.
 Income
International    Elig.     Elig.   Elig.    Elig.    Elig. Elig.      Yes       Elig.
 Bond
Tax-Free         Temp.       No      No       No      No     No       No         Yes
 Income
PA Tax-Free      Temp.       No      No       No      No     No       No         Yes
 Income
NJ Tax-Free      Temp.       No      No       No      No     No       No         Yes
 Income
OH Tax Free      Temp.       No      No       No      No     No       No         Yes
 Income

/1/MBS = mortgage-backed securities
/2/ABS = asset-backed securities

What Are The Portfolios' Fundamental Investment Limitations?
--------------------------------------------------------------------------------

A Portfolio's investment objective and policies may be changed by the Fund's Board of Trustees without shareholder approval. However, shareholders will be given at least 30 days' notice before any such change. No assurance can be pro-vided that a Portfolio will achieve its investment objective.

Each Portfolio has also adopted certain fundamental investment limitations that may be changed only with the approval of a "majority of the outstanding shares of a Portfolio" (as defined in the Statement of Additional Information). Sev-eral of the Portfolios' fundamental investment policies, which are set forth in full in the Statement of Additional Information, are summarized below.

No Portfolio may:

(1) purchase securities (except U.S. Government securities) if more than 5% of its total assets will be invested in the securities of any one issuer, ex-cept that up to 25% of a Portfolio's total assets may be invested without regard to this 5% limitation;

(2) invest 25% or more of its total assets in one or more issuers conducting their principal business activities in the same industry; and

(3) in the case of each Tax-Free Portfolio, invest less than 80% of its net as-sets in Municipal Obligations (as defined below), except during defensive periods or during periods of unusual market conditions.

Restriction 1 does not apply to the State-Specific Tax-Free Portfolios. In-stead, as a non-fundamental investment restriction, each State-Specific Tax-Free Portfolio will not invest in securities (except U.S. Government securi-ties) that would cause, at the end of any tax quarter (plus any additional grace period), more than 5% of its total assets to be invested in securities of any one issuer, except that up to 50% of a Portfolio's total assets may be in-vested without regard to this limitation so long as no more than 25% of the Portfolio's total assets are invested in any one issuer (except U.S. Government securities).

The investment limitations stated above are applied at the time investment se-curities are purchased.

In order to permit the sale of its shares in certain states, the Fund may make commitments more restrictive than the investment policies and limitations de-scribed in this Prospectus. If the Fund determines that any such commitment is no longer in the best interests of a Portfolio, it will revoke the commitment by terminating sales of shares of the Portfolio in the state involved.

What Additional Investment Policies And Risks Apply?
--------------------------------------------------------------------------------

INVESTMENT QUALITY. Securities acquired by the Low Duration Bond Portfolio and Intermediate Government Bond Portfolio will be rated in the highest rating cat-egory at the time of purchase or, if unrated, of comparable quality as deter-mined by the Portfolios' sub-adviser. Securities acquired by the other Portfo-lios will be rated investment grade at the time of purchase (within the four highest voting categories by Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Duff & Phelps Credit Co. or Fitch Investor Services, Inc.) or, if unrated, of comparable quality as determined by a Port-folio's sub-adviser. Securities rated "Baa" on "BBB" are generally considered to be investment grade although they have speculative characteristics. If a security's rating is reduced below the minimum rating that is permitted for a Portfolio, the Portfolio's sub-adviser will consider whether the Portfolio should continue to hold the security.

INVESTMENT CONCENTRATION. Each Portfolio will normally invest at least 80% of the value of its total assets in debt securities. The Intermediate Government Bond Portfolio will invest at least 65% of its total net assets in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and related repurchase agreements during normal market conditions. Under normal market conditions, the International Bond Portfolio will invest at least 65% of its total assets in the debt obligations of foreign issuers located in at least three different foreign countries. The Pennsylvania Tax-Free Income Portfolio, New Jersey Tax-Free Income Portfolio and Ohio Tax-Free Income Portfolio (the "State-Specific Tax-Free Portfolios") and the Tax-Free Income Portfolio (to-gether with the "State-Specific Tax-Free Portfolios," the "Tax-Free Portfo-lios") will invest, during normal market conditions, at least 80% of their net assets in obligations issued by or on behalf of states, territories and posses-sions of the United States, the District of Columbia and their political sub-divisions, agencies, instrumentalities and authorities and related tax-exempt derivative securities the interest on which is exempt from regular Federal in-come tax and is not an item of tax preference for purposes of the Federal al-ternative minimum tax ("Municipal Obligations"). In addition, each State-Spe-cific Tax-Free Portfolio intends to invest at least 65% of its net assets in Municipal Obligations of issuers located in the particular state indicated by its name. The Tax-Free Income Portfolio intends to invest no more than 25% of its net assets in Municipal Obligations of issuers located in the same state. During temporary defensive periods each Tax-Free Portfolio may invest without limitation in securities that are not Municipal Obligations and may hold with-out limitation uninvested cash reserves.

FOREIGN INVESTMENTS. The International Bond Portfolio will invest primarily in foreign securities and currencies. The Managed Income Portfolio may invest up to 10% of its total assets in debt securities of foreign issuers and may hold from time to time various foreign currencies pending investment or conversion into U.S. dollars. Investing in securities of foreign issuers involves consid-erations not typically associated with investing in securities of companies or-ganized and operated in the United States. Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of a Portfolio that invests in foreign securities will be affected favorably or unfavorably by changes in currency exchange rates.

A Portfolio's investments in foreign securities may also be adversely affected by changes in foreign political or social conditions, diplomatic relations, confiscatory taxation, expropriation, limitations on the removal of funds or assets, or imposition of (or change in) exchange control regulations. In addi-tion, changes in government administrations or economic or monetary policies in the U.S. or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect a Portfolio's operations. In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. While the volume of transactions effected on foreign stock exchanges has increased in recent years, it remains appreciably below that of the New York Stock Exchange. Accordingly, a Portfo-lio's foreign investments may be less liquid and their prices may be more vola-tile than comparable investments in securities in U.S. companies. In addition, there is generally less government supervision and regulation of securities ex-changes, brokers and issuers in foreign countries than in the United States.

Foreign investments may include: (a) debt obligations issued or guaranteed by foreign sovereign governments or their agencies, authorities, instrumentalities or political subdivisions, including a foreign state, province or municipality;
(b) debt obligations of supranational organizations such as the World Bank, Asian Development Bank, European Investment Bank, and European Economic Commu-nity; (c) debt obligations of foreign banks and bank holding companies; (d) debt obligations of domestic banks and corporations issued in foreign curren-cies; (e) debt obligations denominated in the European Currency Unit (ECU); and
(f) foreign corporate debt securities and commercial paper. Such securities may include loan participations and assignments, convertible securities and zero-coupon securities.

Because the securities markets in these countries are highly developed, the In-ternational Bond Portfolio may invest more that 25% of its total assets in the securities of issuers located in Canada, France, Germany, Japan and the United Kingdom. Investments of 25% or more of the Portfolio's total assets in a par-ticular country will make the Portfolio's performance more dependent upon the political and economic circumstances of a particular country than a mutual fund that is more widely diversified among issuers in different countries.

To maintain greater flexibility, the International Bond Portfolio may invest in instruments which have the characteristics of futures contracts. These instru-ments may take a variety of forms, such as debt securities with interest or principal payments determined by reference to the value of a currency or com-modity at a future point in time. The risks of such investments could reflect the risks of investing in futures, currencies and securities, including vola-tility and illiquidity.

The expense ratio of the International Bond Portfolio can be expected to be higher than those of Portfolios investing primarily in domestic securities. The costs attributable to investing abroad are usually higher for several reasons, such as higher investment research costs, higher foreign custody costs, higher commission costs and additional costs arising from delays in settlements of transactions involving foreign securities.

MUNICIPAL INVESTMENTS. The two principal classifications of Municipal Obliga-tions are "general obligation" securities and "revenue" securities. General ob-ligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue se-curities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being fi-nanced. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal Obligations may also in-clude "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Also included within the general category of Municipal Obligations are partici-pation certificates in a lease, an installment purchase contract, or a condi-tional sales contract ("lease obligations") entered into by a state or politi-cal subdivision to finance the acquisition or construction of equipment, land, or facilities. Although lease obligations are not general obligations of the issuer for which the state or other governmental body's unlimited taxing power is pledged, certain lease obligations are backed by a covenant to appropriate money to make the lease obligation payments. However, under certain lease obli-gations, the state or governmental body has no obligation to make these pay-ments in future years unless money is appropriated on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, dis-position of the property in the event of foreclosure might prove difficult. These securities represent a relatively new type of financing that is not yet as marketable as more conventional securities.

Each Tax-Free Portfolio may invest up to 20% of its total assets in private ac-tivity bonds the interest on which is an item of tax preference for purposes of the Federal alternative minimum tax ("AMT Paper") when added together with any other taxable investments held by the Portfolio. In addition, each Tax-Free Portfolio may invest 25% or more of its assets in Municipal Obligations the in-terest on which is paid solely from revenues of similar projects. To the extent a Portfolio's assets are invested in Municipal Obligations payable from the revenues of similar projects or are invested in private activity bonds, the Portfolio will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than it would be if its assets were not so invested.

The Tax-Free Income Portfolio is classified as a diversified portfolio, and the State-Specific Tax-Free Portfolios are classified as non-diversified portfo-lios, under the 1940 Act. Investment returns on a non-diversified portfolio typically are dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio. Consequently, the change in value of any one security may affect the overall value of a non-di-versified portfolio more than it would a diversified portfolio.

Each Tax-Free Portfolio may acquire "stand-by commitments" with respect to Mu-nicipal Obligations held by it. Under a stand-by commitment, a dealer agrees to purchase, at the Portfolio's option, specified Municipal Obligations at a spec-ified price. The acquisition of a stand-by commitment may increase the cost, and thereby reduce the yield, of the Municipal Obligations to which the commit-ment relates.

The amount of information regarding the financial condition of issuers of Mu-nicipal Obligations may be less extensive than the information for public cor-porations, and the secondary market for Municipal Obligations may be less liq-uid than that for taxable obligations. In addition, Municipal Obligations pur-chased by the Portfolios include obligations backed by letters of credit and other forms of credit enhancement issued by domestic and foreign banks, as well as other financial institutions. Changes in the credit quality of these insti-tutions could cause loss to a Municipal Portfolio and affect its share price.

The Tax-Free Portfolios may invest in tax-exempt derivative securities relating to Municipal Obligations, including tender option bonds, participations, bene-ficial interests in trusts and partnership interests. The amount of information regarding the financial condition of issuers of Municipal Obligations may not be as extensive as that which is made available by public corporations and the secondary market for Municipal Obligations may be less liquid than that for taxable fixed-income securities. Accordingly, the ability of a Tax-Free Portfo-lio to buy and sell tax-exempt securities may, at any particular time and with respect to any particular securities, be limited.

Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from Federal and state income tax are rendered by counsel to the respective issuers and sponsors of the obligations at the time of issu-ance. The Fund and its service providers will rely on such opinions and will not review independently the underlying proceedings relating to the issuance of Municipal Obligations, the creation of any tax-exempt derivative securities, or the bases for such opinions.

MORTGAGE-RELATED AND ASSET-BACKED SECURITIES. The Portfolios (except the Tax-Free Portfolios) may make significant investments in Mortgage-related and other asset-backed securities (i.e., securities backed by home equity loans, install-ment sale contracts, credit card receivables or other assets) issued by govern-mental entities and private issuers.

The Portfolios may acquire several types of mortgage-related securities, in-cluding guaranteed mortgage pass-through certificates, which provide the holder with a pro rata interest in the underlying mortgages, adjustable rate mortgage-related securities ("ARMs") and collateralized mortgage obligations ("CMOs"), which provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs ordinarily elect to be taxed as pass-through entities known as real estate mortgage investment conduits ("REMICs"). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in a variety of ways. In most cases, however, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. The classes may include ac-crual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until other specified classes have been retired and are con-verted thereafter to interest-paying securities. They may also include planned amortization classes ("PACs") which generally require, within certain limits, that specified amounts of principal be applied on each payment date, and gener-ally exhibit less yield and market volatility than other classes.

Non-mortgage asset-backed securities involve risks that are not presented by mortgage-related securities. Primarily, these securities do not have the bene-fit of the same security interest in the underlying collateral. Credit card re-ceivables are generally unsecured, and the debtors are entitled to the protec-tion of a number of state and Federal consumer credit laws many of which give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the pur-chaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. There-fore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

The yield and maturity characteristics of mortgage-related and other asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time be-cause the underlying assets (i.e., loans) generally may be prepaid at any time. In calculating the average weighted maturity of a Portfolio, the maturity of mortgage-related and other asset-backed securities will be based on estimates of average life which take prepayments into account. The average life of a mortgage-related instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of scheduled principal payments and mortgage prepayments. In gener-al, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substan-tial prepayments.

The relationship between prepayments and interest rates may give some high-yielding asset-backed securities less potential for growth in value than con-ventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by a Portfolio will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, an asset-backed security's total return and maturity may be difficult to predict precisely. To the extent that a Portfolio purchases asset-backed securities at a premium, prepayments (which may be made without penalty) may result in loss of the Portfolio's principal investment to the extent of premium paid.

The Portfolios may from time to time purchase in the secondary market certain mortgage pass-through securities packaged and master serviced by PNC Mortgage Securities Corp. (or Sears Mortgage if PNC Mortgage Securities Corp. succeeded to rights and duties of Sears Mortgage) or mortgage-related securities containing loans or mortgages originated by PNC Bank or its affiliates. It is possible that under some circumstances, PNC Mort-gage Securities Corp. or its affiliates could have interests that are in con-flict with the holders of these mortgage-backed securities, and such holders could have rights against PNC Mortgage Securities Corp. or its affiliates.

STRIPPED AND ZERO COUPON OBLIGATIONS. To the extent consistent with their in-vestment objectives, the Portfolios may purchase Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obliga-tions. These participations, which may be issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions, are issued at a discount to their "face value," and may include stripped mortgage-backed securities ("SMBS"). Stripped securities, par-ticularly SMBS, may exhibit greater price volatility than ordinary debt securi-ties because of the manner in which their principal and interest are returned to investors. The International Bond Portfolio also may purchase "stripped" se-curities that evidence ownership in the future interest payments or principal payments on obligations of foreign governments.

SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mort-gage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class receives all of the principal. How-ever, in some cases, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment. The market value of SMBS can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that re-ceives all or most of the interest are generally higher than prevailing market yields on other mortgage-related obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped.

Each Portfolio may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest pay-ments.

CORPORATE AND BANK OBLIGATIONS. To the extent consistent with their investment objectives, the Portfolios (except the Tax-Free Portfolios) may invest in debt obligations of domestic or foreign corporations and banks, and may acquire com-mercial obligations issued by Canadian corporations and Canadian counterparts of U.S. corporations, as well as Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer. Bank obligations may include certificates of deposit, notes, bankers' acceptances and fixed time deposits. These obliga-tions may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of a specific obligation or by gov-ernment regulation. The Portfolios may also make interest-bearing savings de-posits in commercial and savings banks in amounts not in excess of 5% of their respective total assets.

U.S. GOVERNMENT OBLIGATIONS. Treasury obligations differ only in their inter-est rates, maturities and times of issuance. Obligations of certain agencies and instrumentalities of the U.S. Government such as the GNMA are supported by the United States' full faith and credit; others such as those of the FNMA and the Student Loan Marketing Association are supported by the right of the is-suer to borrow from the Treasury; others such as those of the Federal Farm Credit Banks or the FHLMC are supported only by the credit of the instrumen-tality. No assurance can be given that the U.S. Government will provide finan-cial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

INTEREST RATE AND CURRENCY TRANSACTIONS. The Portfolios may enter into inter-est rate swaps and may purchase or sell interest rate caps and floors. The Portfolios expect to enter into these transactions primarily to preserve a re-turn or spread on a particular investment or portion of their holdings, as a duration management technique or to protect against an increase in the price of securities a Portfolio anticipates purchasing at a later date. The Portfo-lios intend to use these transactions as a hedge and not as a speculative in-vestment.

Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a speci-fied index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

In addition, the International Bond Portfolio may engage in foreign currency exchange transactions to protect against uncertainty in the level of future exchange rates. The Portfolio may engage in foreign currency exchange transac-tions in connection with the purchase and sale of portfolio securities (trans-action hedging) and to protect the value of specific portfolio positions (po-sition hedging). The Portfolio may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the set-tlement of transactions in portfolio securities denominated in that foreign currency, and may also enter into contracts to purchase or sell foreign cur-rencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts (futures contracts). The Portfolio may also pur-chase exchange-listed and over-the-counter call and put options on futures contracts and on foreign currencies, and may write covered call options on up to 100% of the currencies in its portfolio. In order to protect against cur-rency fluctuations, the International Bond Portfolio may enter into currency swaps. Currency swaps involve the exchange of the rights of the Portfolio and another party to make or receive payments in specified currencies.

OPTIONS AND FUTURES CONTRACTS. To the extent consistent with its investment objective, each Portfolio may write covered call options, buy put options, buy call options and write secured put options for the purpose of hedging or earn-ing additional income, which may be deemed speculative or, with respect to the International Bond Portfolio, cross-hedging. These options may relate to par-ticular securities, securities indices or the yield differential between two securities, or, in the case of the International Bond Portfolio, foreign currencies, and may or may not be listed on a securities exchange and may or may not be issued by the Options Clearing Corporation. A Portfolio will not purchase put and call options when the aggregate premiums on outstanding op-tions exceed 5% of its net assets at the time of purchase, and will not write options on more than 25% of the value of its net assets (measured at the time an option is written). Options trading is a highly specialized activity that entails greater than ordinary investment risks. In addition, unlisted options are not subject to the protections afforded purchasers of listed options issued by the Options Clearing Corporation, which performs the obligations of its mem-bers if they default.

To the extent consistent with its investment objective, each Portfolio may also invest in futures contracts and options on futures contracts for hedging pur-poses or to maintain liquidity. The value of a Portfolio's contracts may equal or exceed 100% of its total assets, although a Portfolio will not purchase or sell a futures contract unless immediately afterwards the aggregate amount of margin deposits on its existing futures positions plus the amount of premiums paid for related futures options entered in to for other than bona fide hedging purposes is 5% or less of its net assets.

Futures contracts obligate a Portfolio, at maturity, to take or make delivery of certain securities, the cash value of a securities index or a stated quan-tity of a foreign currency. A Portfolio may sell a futures contract in order to offset an expected decrease in the value of its portfolio positions that might otherwise result from a market decline or currency exchange fluctuation. A Portfolio may do so either to hedge the value of its securities portfolio as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. In addition, a Portfolio may utilize futures contracts in anticipation of changes in the composition of its holdings or in currency exchange rates.

A Portfolio may purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When a Portfolio purchases an option on a futures contract, it has the right to assume a position as a purchaser or a seller of a futures contract at a specified exercise price during the option period. When a Portfolio sells an option on a futures contract, it becomes ob-ligated to sell or buy a futures contract if the option is exercised. In con-nection with a Portfolio's position in a futures contract or related option, the Fund will create a segregated account of liquid assets or will otherwise cover its position in accordance with applicable SEC requirements.

The primary risks associated with the use of futures contracts and options are
(a) the imperfect correlation between the change in market value of the instru-ments held by a Portfolio and the price of the futures contract or option; (b) possible lack of a liquid secondary market for a futures contract and the re-sulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; and (d) a sub-adviser's inability to predict correctly the direction of securities pric-es, interest rates, currency exchange rates and other economic factors. For further discussion of risks involved with domestic and foreign futures and op-tions, see Appendix B in the Statement of Additional Information.

The Fund intends to comply with the regulations of the Commodity Futures Trad-ing Commission exempting the Portfolios from registration as a "commodity pool operator."

GUARANTEED INVESTMENT CONTRACTS. The Portfolios may make limited investments in guaranteed investment contracts ("GICs") issued by highly rated U.S. insur-ance companies. Under these contracts, a Portfolio makes cash contributions to a deposit fund of the insurance company's general account. The insurance com-pany then credits to the Portfolio, on a monthly basis, interest which is based on an index (such as the Salomon Brothers CD Index), but is guaranteed not to be less than a certain minimum rate. Each Portfolio does not expect to invest more than 5% of its net assets in GICs at any time during the current fiscal year.

SECURITIES LENDING. A Portfolio may seek additional income by lending securi-ties on a short-term basis. The securities lending agreements will require that the loans be secured by collateral in cash, U.S. Government securities or irrevocable bank letters of credit maintained on a current basis equal in value to at least the market value of the loaned securities. A Portfolio may not make such loans in excess of 33 1/3% of the value of its total assets. Se-curities loans involve risks of delay in receiving additional collateral or in recovering the loaned securities, or possibly loss of rights in the collateral if the borrower of the securities becomes insolvent.

VARIABLE AND FLOATING RATE INSTRUMENTS. The Portfolios may purchase rated and unrated variable and floating rate instruments. These instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The Portfolios may invest up to 10% of their total assets in leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate of an inverse floater resets in the opposite direction from the market rate of in-terest to which it is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that ex-ceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Issuers of unrated variable and floating rate instruments must satisfy the same criteria as set forth above for a Port-folio. The absence of an active secondary market with respect to particular variable and floating rate instruments, however, could make it difficult for a Portfolio to dispose of a variable or floating rate instrument if the issuer defaulted on its payment obligation or during periods when the Portfolio is not entitled to exercise its demand rights.

REPURCHASE AGREEMENTS. Each Portfolio may agree to purchase debt securities from financial institutions subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). Repurchase agreements are, in substance, loans. Default by or bankruptcy of a seller would expose a Portfolio to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations.

REVERSE REPURCHASE AGREEMENTS AND OTHER BORROWINGS. Each Portfolio is autho-rized to borrow money. If the securities held by a Portfolio should decline in value while borrowings are outstanding, the net asset value of the Portfolio's outstanding shares will de cline in value by proportionately more than the decline in value suffered by the Portfolio's securities. Borrowings may be made through reverse repurchase agreements under which a Portfolio sells portfolio securities to financial in-stitutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price. The Portfolios may use the proceeds of reverse re-purchase agreements to purchase other securities either maturing, or under an agreement to resell, on a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The Portfolios (except the Tax-Free Portfo-lios) may use reverse repurchase agreements when it is anticipated that the in-terest income to be earned from the investment of the proceeds of the transac-tion is greater than the interest expense of the transaction. This use of re-verse repurchase agreements may be regarded as leveraging and, therefore, spec-ulative. Reverse repurchase agreements involve the risks that the interest in-come earned in the investment of the proceeds will be less than the interest expense, that the market value of the securities sold by a Portfolio may de-cline below the price of the securities the Portfolio is obligated to repur-chase and that the securities may not be returned to the Portfolio. During the time a reverse repurchase agreement is outstanding, a Portfolio will maintain a segregated account with the Fund's custodian containing cash, U.S. Government or other appropriate liquid securities having a value at least equal to the re-purchase price. A Portfolio's reverse repurchase agreements, together with any other borrowings, will not exceed, in the aggregate, 33 1/3% of the value of its total assets. In addition, a Portfolio (except the Tax-Free Portfolios) may borrow up to an additional 5% of its total assets for temporary purposes.

INVESTMENT COMPANIES. Each Portfolio may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. As a share-holder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that each Portfolio bears directly in connection with its own operations.

ILLIQUID SECURITIES. No Portfolio will knowingly invest more than 15% of the value of its net assets in securities that are illiquid. GICs, variable and floating rate instruments that cannot be disposed of within seven days, and re-purchase agreements and time deposits that do not provide for payment within seven days after notice, without taking a reduced price, are subject to this 15% limit. Each Portfolio may purchase securities which are not registered un-der the Securities Act of 1933 (the "1933 Act") but which can be sold to "qual-ified institutional buyers" in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as it is determined by a Portfolio's sub-adviser that an adequate trading market exists for that secu-rity. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio during any period that qualified institutional buy-ers become uninterested in purchasing these restricted securities.

WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS. Each Portfolio may purchase se-curities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions involve a commitment by a Port-folio to purchase or sell particular securities with payment and delivery tak-ing place at a future date (perhaps one or two months later), and permit a Portfolio to lock in a price or yield on a security that it owns or intends to purchase, regardless of future changes in interest rates or market action. When-issued and forward commitment transactions involve the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place. Each Portfolio's when-issued purchases and forward commitments are not expected to exceed 25% of the value of its total assets absent unusual market conditions.

DOLLAR ROLL TRANSACTIONS. To take advantage of attractive opportunities in the mortgage market and to enhance current income, each Portfolio (except the Tax-Free Portfolios) may enter into dollar roll transactions. A dollar roll trans-action involves a sale by the Portfolio of a mortgage-backed or other security concurrently with an agreement by the Portfolio to repurchase a similar secu-rity at a later date at an agreed-upon price. The securities that are repur-chased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepay-ment histories than those sold. During the period between the sale and repur-chase, a Portfolio will not be entitled to receive interest and principal pay-ments on the securities sold. Proceeds of the sale will be invested in addi-tional instruments for the Portfolio, and the income from these investments will generate income for the Portfolio. If such income does not exceed the in-come, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of a Portfolio compared with what the per-formance would have been without the use of dollar rolls. At the time a Port-folio enters into a dollar roll transaction, it will place in a segregated ac-count maintained with its custodian cash, U.S. Government securities or other liquid securities having a value equal to the repurchase price (including ac-crued interest) and will subsequently monitor the account to ensure that its value is maintained. A Portfolio's dollar rolls, together with its reverse re-purchase agreements and other borrowings, will not exceed, in the aggregate, 33 1/3% of the value of its total assets.

Dollar roll transactions involve the risk that the market value of the securi-ties a Portfolio is required to purchase may decline below the agreed upon re-purchase price of those securities. If the broker/dealer to whom a Portfolio sells securities becomes insolvent, the Portfolio's right to purchase or re-purchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon a sub-adviser's ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

SHORT SALES. The Portfolios may only make short sales of securities "against-the-box." A short sale is a transaction in which a Portfolio sells a security it does not own in anticipation that the market price of that security will decline. The Portfolios may make short sales both as a form of hedging to off-set potential declines in long positions in similar securities and in order to maintain portfolio flexibility. In a short sale "against-the-box," at the time of sale, the Portfolio owns or has the immediate and unconditional right to acquire the identical security at no additional cost. When selling short "against-the-box," a Portfolio forgoes an opportunity for capital appreciation in the security.

PORTFOLIO TURNOVER RATES. The past portfolio turnover rates of the Portfolios are set forth above under "What Are the Portfolios' Financial Highlights?" A Portfolio's annual portfolio turnover rate will not, however, be a factor pre-venting a sale or purchase when the sub-adviser believes investment considera-tions warrant such sale or purchase. Portfolio turnover may vary greatly from year to year as well as within a particular year. High portfolio turnover rates will generally result in higher transaction costs to a Portfolio.

INTEREST RATE RISK. The value of fixed income securities in the Portfolios can be expected to vary inversely with changes in prevailing interest rates. Fixed income securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than securities with shorter maturities. The Portfolios are not restricted to any maximum or minimum time to maturity in purchasing individual portfolio securi-ties, and the average maturity of a Portfolio's assets will vary within the limits stated above under "What Are the Differences Among the Portfolios?" based upon its sub-adviser's assessment of economic and market conditions.

STATE-SPECIFIC TAX-FREE PORTFOLIOS--ADDITIONAL RISK CONSIDERATIONS. The concen-tration of investments by the State-Specific Tax-Free Portfolios in state-spe-cific Municipal Obligations raises special investment considerations. In par-ticular, changes in the economic condition and governmental policies of a state and its political subdivisions could adversely affect the value of a Portfo-lio's shares. Certain matters relating to the states in which the State-Spe-cific Tax-Free Portfolios invest are described below. For further information, see "Special Considerations Regarding State-Specific Municipal Obligations" in the Statement of Additional Information.

Pennsylvania. Although the General Fund of the Commonwealth (the principal op-erating fund of the Commonwealth) experienced deficits in fiscal 1990 and 1991, tax increases and spending decreases resulted in surpluses the following three years; as of June 30, 1994, the General Fund had a surplus of $892.9 million. The deficit in the Commonwealth's unreserved/undesignated funds also have been eliminated, and there was a surplus of $79.2 million as of June 30, 1994. Ris-ing unemployment, a relatively high proportion of persons 65 and older in the Commonwealth and court ordered increases in healthcare reimbursement rates place increased pressures on the tax resources of the Commonwealth and its mu-nicipalities. The Commonwealth has sold a substantial amount of bonds over the past several years, but the debt burden remains moderate. The recession has af-fected Pennsylvania's economic base, with income and job growth at levels below national averages. Employment growth has shifted to the trade and service sec-tors, with losses in more high-paid manufacturing positions. A new governor took office in January, 1995, but the Commonwealth is likely to continue to show fiscal restraint.

New Jersey. The State of New Jersey generally has a diversified economic base consisting of, among others, commerce and service industries, selective commer-cial agriculture, insurance, tourism, petroleum refining and manufacturing, al-though New Jersey's manufacturing industry has experienced a downward trend in the last few years. New Jersey is a major recipient of Federal assistance and, of all the states, is among the highest in the amount of Federal aid received. Therefore, a decrease in Federal financial assistance may adversely affect the financial condition of New Jersey and its political subdivisions and instrumentalities. While New Jersey's economic base has become more diver-sified over time and thus its economy appears to be less vulnerable during re-cessionary periods, a recurrence of high levels of unemployment could ad-versely affect New Jersey's overall economy and the ability of New Jersey and its political subdivisions and instrumentalities to meet their financial obli-gations. In addition, New Jersey maintains a balanced budget which restricts total appropriation increases to only 5% annually with respect to any munici-pality or county, the balanced budget plan may actually adversely affect a particular municipality's or county's ability to repay its obligations.

Ohio. While diversifying more into the service and other non-manufacturing areas, the economy of Ohio continues to rely in part on durable goods manufac-turing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity in Ohio, as in many other industrially developed states, tends to be more cycli-cal than in some other states and in the nation as a whole. Agriculture is an important segment of the Ohio economy with over half the State's area devoted to farming and approximately 15% of total employment in agribusiness. In prior years, the State's overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the 5.5% national figure. However, for the last four years the State rates were below the national rates (5.5% versus 6.1% in 1994). The unemployment rate and its effects vary among particular geographic areas of the State. There can be no assurance that future national, regional or state-wide economic difficulties and the resulting impact on State or local government finances generally will not adversely affect the market value of Ohio Municipal Obligations held in the Portfolio or the ability of particular obligors to make timely payments of debt service on (or lease payments relat-ing to) those obligations.

Who Manages The Fund?
--------------------------------------------------------------------------------
BOARD OF
TRUSTEES The business and affairs of the Fund are managed under the di-rection of its Board of Trustees. The following persons cur-rently serve on the Board:

                William O. Albertini--Executive Vice President and Chief Fi-nancial Officer of Bell Atlantic Corporation.

                Raymond J. Clark--Treasurer of Princeton University.

                Robert M. Hernandez--Vice Chairman and Chief Financial Officer of USX Corporation.

                Anthony M. Santomero--Deputy Dean of The Wharton School, Uni-versity of Pennsylvania.

                David R. Wilmerding, Jr.--President of Gates, Wilmerding, Carper & Rawlings, Inc.

ADVISER AND   The Adviser to the Compass Capital Funds is PNC Asset Management
SUB-          Group ("PAMG"). Each of the Portfolios within the Compass Capi-
ADVISERS      tal Fund family, except the International Bond Portfolio, is managed by a specialized portfolio manager who is a member of PAMG's fixed income portfolio management subsidiary, BlackRock
              Financial Management, Inc. ("BlackRock"). The sub-adviser of the
              International Bond Portfolio is Morgan Grenfell Investment Serv-ices Limited ("Morgan Grenfell").

              The ten portfolios and their investment sub-advisers and portfo-lio managers are as follows:

                             INVESTMENT
COMPASS CAPITAL PORTFOLIO   SUB-ADVISER            PORTFOLIO MANAGER
-------------------------  -------------- ------------------------------------
Low Duration Bond          BlackRock(/1/) Robert S. Kapito; Vice Chairman of
                                          BlackRock since 1988; Portfolio co-
                                          manager since its inception.
                                          Michael P. Lustig; Vice President of
                                          BlackRock since 1989; Portfolio co-
                                          manager since 1994.
                                          Scott Amero; Managing Director of
                                          BlackRock since 1990; Portfolio co-
                                          manager since its inception.

                                INVESTMENT
COMPASS CAPITAL PORTFOLIO      SUB-ADVISER               PORTFOLIO MANAGER
-------------------------  -------------------- ------------------------------------
Intermediate Government          BlackRock(/1/) Robert S. Kapito, Michael P. Lustig
 Bond                                           and Scott Amero (see above); Messrs.
                                                Kapito, Lustig and Amero have been
                                                Portfolio co-managers since 1995.
Intermediate Bond                BlackRock(/1/) Robert S. Kapito, Michael P. Lustig
                                                and Scott Amero (see above); Messrs.
                                                Kapito, Lustig and Amero have been
                                                Portfolio co-managers since 1995.
Core Bond                        BlackRock(/1/) Scott Amero (see above); Mr. Amero
                                                has been Portfolio manager since its
                                                inception.
Managed Income                   BlackRock(/1/) Robert S. Kapito, Michael P. Lustig
                                                and Scott Amero (see above); Messrs.
                                                Kapito, Lustig and Amero have been
                                                Portfolio co-managers since 1995.
International Bond         Morgan Grenfell(/2/) Martin A. Hall; Director of Morgan
                                                Grenfell since 1991; Portfolio
                                                manager since 1991.
Tax-Free Income                  BlackRock(/1/) Kevin Klingert; portfolio manager at
                                                BlackRock since 1991; prior to
                                                joining BlackRock, Assistant Vice
                                                President, Merrill, Lynch, Pierce,
                                                Fenner & Smith; Portfolio manager
                                                since 1995.
Pennsylvania Tax-Free            BlackRock(/1/) Kevin Klingert (see above);
 Income                                         Portfolio manager since 1995.
New Jersey Tax-Free In-          BlackRock(/1/) Kevin Klingert (see above);
 come                                           Portfolio manager since 1995.
Ohio Tax-Free Income             BlackRock(/1/) Kevin Klingert (see above);
                                                Portfolio manager since 1995.

(1) BlackRock has its primary offices at 345 Park Avenue, New York, New York 10154.
(2) Morgan Grenfell has its primary offices at 20 Finsbury Circus, London ECZM, 1NB England.

              PAMG was organized in 1994 to perform advisory services for in-vestment companies, and has its principal offices at 1835 Market Street, Philadelphia, Pennsylvania 19103. PAMG is an indirect wholly-owned subsidiary of PNC Bank Corp., a multi-bank holding company. Morgan Grenfell is an indirect wholly-owned subsidiary of Deutsche Bank, A.G., a German financial services conglomer-ate.

              For their investment advisory and sub-advisory services, PAMG and the Portfolios' sub-advisers are entitled to fees, computed daily on a Portfolio-by-Portfolio basis and payable monthly, at the maximum annual rates set forth below. As stated under "What Are The Expenses Of The Portfolios?" PAMG and the sub-advisers intend to waive a portion of their fees during the current fis-cal year. All sub-advisory fees are paid by PAMG, and do not represent an extra charge to the Portfolios.

              MAXIMUM ANNUAL CONTRACTUAL FEE RATE (BEFORE WAIVERS)

                              EACH PORTFOLIO
                         EXCEPT THE INTERNATIONAL
                              BOND PORTFOLIO       INTERNATIONAL BOND PORTFOLIO
                         ------------------------- ----------------------------------
   AVERAGE DAILY NET      INVESTMENT  SUB-ADVISORY   INVESTMENT         SUB-ADVISORY
        ASSETS           ADVISORY FEE     FEE       ADVISORY FEE            FEE
-----------------------  ------------ ------------ --------------      --------------
first $1 billion             .500%        .350%        .550%               .400%
$1 billion--$2 billion       .450         .300         .500                .350
$2 billion--$3 billion       .425         .275         .475                .325
greater than $3 billion      .400         .250         .450                .300

              For the twelve months ended September 30, 1996, the Portfolios paid investment advisory fees at the following annual rates (ex-pressed as a percentage of average daily net assets) after vol-untary fee waivers: Intermediate Government Bond Portfolio, .30%; Intermediate Bond Portfolio, .30%; Managed Income Portfo-lio, .35%; Tax-Free Income Portfolio, .30%; Pennsylvania Tax-Free Income Portfolio, .30%; and Ohio Tax-Free Income Portfolio, .30%. For the period from April 1, 1996 through September 30, 1996, the Low Duration Bond and Core Bond Portfolios paid in-vestment advisory fees, after voluntary fee waivers, at the an-
              nual rates of   % and   % of their respective average daily net
              assets. For the periods from February 1, 1996 and February 13, 1996, respectively, through September 30, 1996, the New Jersey Tax-Free Income and International Bond Portfolios paid invest-ment advisory fees, after voluntary fee waivers, at the annual
              rates of   % and   % of their respective average daily net as-
              sets.

              The sub-advisers to each Portfolio strive to achieve best execu-tion on all transactions. Infrequently, brokerage transactions for the Portfolios may be directed through registered broker/dealers who have entered into dealer agreements with Compass Capital's dis-tributor, subject to the requirements of best execution.

ADMINISTRATORS   Compass Capital Group, Inc. ("CCG"), PFPC Inc. ("PFPC") and
                 Compass Distributors, Inc. ("CDI") (the "Administrators") serve as the Fund's co-administrators. CCG and PFPC are indi-rect wholly-owned subsidiaries of PNC Bank Corp. CDI is a wholly-owned subsidiary of Provident Distributors, Inc.
                 ("PDI"). A majority of the outstanding stock of PDI is owned by its officers and the remaining outstanding stock is owned by Pennsylvania Merchant Group Ltd.

                 The Administrators generally assist the Fund in all aspects of its administration and operation, including matters relat-ing to the maintenance of financial records and fund account-ing. As compensation for these services, CCG is entitled to receive a fee, computed daily and payable monthly, at an an-nual rate of .03% of each Portfolio's average daily net as-sets, and PFPC and CDI are entitled to receive a combined fee, computed daily and payable monthly, at an annual rate of .20% of the first $500 million of each Portfolio's average daily net assets, .18% of the next $500 million of each Port-folio's average daily net assets, .16% of the next $1 billion of each Portfolio's average daily net assets and .15% of each Portfolio's average daily net assets in excess of $2 billion. From time to time the Administrators may waive some or all of their administration fees from a Portfolio.

                 For information about the operating expenses the Portfolios paid for the most recent fiscal year, see "What Are The Ex-penses Of The Portfolios?"

TRANSFER         PNC Bank serves as the Portfolios' custodian and PFPC serves
AGENT,           as their transfer agent and dividend disbursing agent.
DIVIDEND
DISBURSING
AGENT AND
CUSTODIAN

EXPENSES Expenses are deducted from the total income of each Portfolio before dividends and distributions are paid. Expenses in-clude, but are not limited to, fees paid to PAMG and the Ad-ministrators, transfer agency and custodian fees, trustee fees, taxes, interest, professional fees, shareholder servic-ing and processing fees, fees and expenses in registering and qualifying the Portfolios and their shares for distribution under Federal and state securities laws, expenses of prepar-ing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information to exist-ing shareholders, expenses relating to shareholder reports, shareholder meetings and proxy solicitations, insurance premi-ums, the expense of independent pricing services, and other ex-penses which are not expressly assumed by PAMG or the Fund's service providers under their agreements with the Fund. Any gen-eral expenses of the Fund that do not belong to a particular in-vestment portfolio will be allocated among all investment port-folios by or under the direction of the Board of Trustees in a manner the Board determines to be fair and equitable.

How Are Shares Purchased And Redeemed?
--------------------------------------------------------------------------------
DISTRIBUTOR. Shares of the Portfolios are offered on a continuous basis by CDI as distributor (the "Distributor"). CDI maintains its principal offices at 259 Radnor-Chester Road, Suite 120, Radnor, Pennsylvania 19087.

The Fund has adopted a distribution plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. The Plan permits CDI, PAMG, the Administrators and other companies that receive fees from the Fund to make payments relating to distri-bution and sales support activities out of their past profits or other sources available to them. The Fund is not required or permitted under the Plan to make distribution payments with respect to Institutional Shares.

PURCHASE OF SHARES. Institutional Shares are offered to institutional invest-ors, including registered investment advisers with a minimum investment of $500,000 and individuals with a minimum investment of $2,000,000.

Institutional Shares are sold at their net asset value per share next computed after an order is received by PFPC. Orders received by PFPC by 4:00 p.m. (East-ern Time) on a Business Day are priced the same day. A "Business Day" is any weekday that the New York Stock Exchange (the "NYSE") and the Federal Reserve Bank of Philadelphia (the "FRB") are open for business.

Purchase orders may be placed by telephoning PFPC at (800) 441-7450. Orders re-ceived by PFPC after 4:00 p.m. (Eastern Time) are priced on the following Busi-ness Day.

Payment for Institutional Shares must normally be made in Federal funds or other funds immediately available to the Fund's custodian. Payment may also, in the discretion of the Fund, be made in the form of securities that are permis-sible investments for the respective Portfolios. For further information, see the Statement of Additional Information. The minimum initial investment for in-stitutions is $5,000. There is no minimum subsequent investment requirement.

Compass Capital may in its discretion waive the minimum investment amount and may reject any order for Institutional Shares.


REDEMPTION OF SHARES. Redemption orders for Institutional Shares may be placed by telephoning PFPC at (800) 441-7450. Institutional Shares are redeemed at their net asset value per share next determined after PFPC's receipt of the re-demption order. The Fund, the Administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures.

Payment for redeemed shares for which a redemption order is received by PFPC before 4:00 p.m. (Eastern Time) on a Business Day is normally made in Federal funds wired to the redeem-ing Institution on the next Business Day, provided that the Fund's custodian is also open for business. Payment for redemption orders received after 4:00 p.m. (Eastern Time) or on a day when the Fund's custodian is closed is normally wired in Federal funds on the next Business Day following redemption on which the Fund's custodian is open for business. The Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of PAMG, an earlier payment could adversely affect a Portfolio. No charge for wiring redemption payments is imposed by the Fund.

During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Redemption requests may also be mailed to PFPC at P.O. Box 8907, Wilmington, Delaware 19899-8907.

The Fund may redeem Institutional Shares in any Portfolio account if the ac-count balance drops below $5,000 as the result of redemption requests and the shareholder does not increase the balance to at least $5,000 on thirty days' written notice.

The Fund may also suspend the right of redemption or postpone the date of pay-ment upon redemption for such periods as are permitted under the 1940 Act, and may redeem shares involuntarily or make payment for redemption in securities or other property when determined appropriate in light of the Fund's responsibili-ties under the 1940 Act. See "Purchase and Redemption Information" in the Statement of Additional Information for examples of when such redemption might be appropriate.

How Is Net Asset Value Calculated?
--------------------------------------------------------------------------------

Net asset value is calculated separately for Institutional Shares of each Port-folio as of the close of regular trading hours on the NYSE (currently 4:00 p.m. Eastern Time) on each Business Day by dividing the value of all securities and other assets owned by a Portfolio that are allocated to its Institutional Shares, less the liabilities charged to its Institutional Shares, by the number of its Institutional Shares that are outstanding.

Most securities held by a Portfolio are priced based on their market value as determined by reported sales prices or the mean between their bid and asked prices. Portfolio securities which are primarily traded on foreign securities exchanges are normally valued at the preceding closing values of such securi-ties on their respective exchanges. Securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Board of Trustees. The amortized cost method of valuation will also be used with respect to debt obligations with sixty days or less remaining to maturity unless a Portfolio's sub-adviser under the supervision of the Board of Trustees determines such method does not repre-sent fair value.

How Frequently Are Dividends And Distributions Made To Investors?
--------------------------------------------------------------------------------

Each Portfolio will distribute substantially all of its net investment income and net realized capital gains, if any, to shareholders. All distributions are reinvested at net asset value in the form of additional full and fractional shares of Institutional Shares of the relevant Portfolio unless a shareholder elects otherwise. Such election, or any revocation thereof, must be made in writing to PFPC, and will become effective with respect to dividends paid after its receipt by PFPC. Each Portfolio declares a dividend each day on "settled" shares (i.e. shares for which the particular Portfolio has received payment in Federal funds) on the first Business day after a purchase order is placed with the Fund. Payments by check are normally converted to Federal funds within two Business Days of receipt. Over the course of a year, substantially all of the Portfolios' net investment income will be declared as dividends. the amount of the daily dividend for each Portfolio will be based on periodic projections of its net investment income. All dividends are paid within ten days after the end of each month. Net realized capital gains (including net short-term capital gains), if any, will be distributed by each Portfolio at least annually.

How Are Fund Distributions Taxed?
--------------------------------------------------------------------------------

Each Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. If a Portfolio qualifies, it generally will be relieved of Federal income tax on amounts dis-tributed to shareholders, but shareholders, unless otherwise exempt, will pay income or capital gains taxes on distributions (except distributions that are "exempt interest dividends" or are treated as a return of capital), whether the distributions are paid in cash or reinvested in additional shares.

Distributions paid out of a Portfolio's "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), if any, will be taxed to shareholders as long-term capital gain, regardless of the length of time a shareholder holds shares. All other distributions, to the extent taxable, are taxed to shareholders as ordinary income.

Each Tax-Free Portfolio intends to pay substantially all of its dividends as "exempt interest dividends." However, taxpayers are required to report the re-ceipt of "exempt interest dividends" on their Federal income tax returns, and in two circumstances such amounts, while exempt from regular Federal income tax, are taxable to persons subject to alternative minimum and environmental taxes. First, "exempt interest dividends" derived from certain private activity bonds issued after August 7, 1986 generally will constitute an item of tax preference for corporate and non-corporate taxpayers in determining alternative minimum and environmental tax liability. Second, "exempt interest dividends" must be taken into account by corporate taxpayers in determining certain ad-justments for alternative minimum and environmental tax purposes. Shareholders who are recipients of Social Security Act or Railroad Retirement Act benefits should note that "exempt interest dividends" will be taken into account in de-termining the taxability of their benefit payments.

Each Tax-Free Portfolio will determine annually the percentages of its net in-vestment income which are exempt from the regular Federal income tax, which constitute an item of tax preference for Federal alternative minimum tax pur-poses, and which are fully taxable. These percentages will apply uniformly to all distributions declared from net investment income during that year and may differ significantly from the actual percentages for any particular day.

Compass Capital will send written notices to shareholders annually regarding the tax status of distributions made by each Portfolio. Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in those months will be deemed to have been received by the shareholders on December 31 of such year, if the dividends are paid during the following January.

An investor considering buying shares on or just before a dividend record date should be aware that the amount of the forthcoming dividend payment, although in effect a return of capital, will be taxable.

A taxable gain or loss may be realized by a shareholder upon the redemption or transfer of shares depending upon their tax basis and their price at the time of redemption, or transfer. Any loss upon the sale or exchange of shares held for six months or less will be disallowed for Federal income tax purposes to the extent of any exempt interest dividends received by the shareholder. For the Ohio Tax-Free Income Portfolio, the loss will be disallowed for Ohio income tax purposes to the same extent, even though, for Ohio income tax purposes, some portion of such dividends actually may have been subject to Ohio income tax.


It is expected that dividends and certain interest income earned by the Inter-national Bond Portfolio from foreign securities will be subject to foreign withholding taxes or other taxes. So long as more than 50% of the value of the Portfolio's total assets at the close of a taxable year consists of stock or securities of foreign corporations, the Portfolio may elect, for U.S. Federal income tax purposes, to treat certain foreign taxes paid by it, including gen-erally any withholding taxes and other foreign income taxes, as paid by its shareholders. The Portfolio intends to make this election. As a result, the amount of such foreign taxes paid by the Portfolio will be included in its shareholders' income pro rata (in addition to taxable distributions actually received by them), and each shareholder generally will be entitled either (a) to credit a proportionate amount of such taxes against U.S. Federal income tax liabilities, or (b) if a shareholder itemizes deductions, to deduct such pro-portionate amounts from U.S. income.

This is not an exhaustive discussion of applicable tax consequences, and in-vestors may wish to contact their tax advisers concerning investments in the Portfolios. Except as discussed below, dividends paid by each Portfolio may be taxable to investors under state or local law as dividend income even though all or a portion of the dividends may be derived from interest on obligations which, if realized directly, would be exempt from such income taxes. In addi-tion, future legislative or administrative changes or court decisions may mate-rially affect the tax consequences of investing in a Portfolio. Shareholders who are non-resident alien individuals, foreign trusts or estates, foreign cor-porations or foreign partnerships may be subject to different U.S. Federal in-come tax treatment.

PENNSYLVANIA TAX CONSIDERATIONS. Income received by a shareholder attributable to interest realized by the Pennsylvania Tax-Free Income Portfolio from Penn-sylvania Municipal Obligations or attributable to insurance proceeds on account of such interest, is not taxable to individuals, estates or trusts under the Personal Income Tax (in the case of insurance proceeds, to the extent they are exempt for Federal Income Tax purposes); to corporations under the Corporate Net Income Tax (in the case of insurance proceeds, to the extent they are ex-empt for Federal Income Tax purposes); nor to individuals under the Philadel-phia School District Net Investment Income Tax ("School District Tax").

Income received by a shareholder attributable to gain on the sale or other dis-position by the Pennsylvania Tax-Free Income Portfolio of Pennsylvania Munici-pal Obligations is taxable under the Personal Income Tax, the Corporate Net In-come Tax, and, unless these assets were held by the Pennsylvania Tax-Free In-come Portfolio for more than six months, the School District Tax.

To the extent that gain on the disposition of a share represents gain realized on Pennsylvania Municipal Obligations held by the Pennsylvania Tax-Free Income Portfolio, such gain may be subject to the Personal Income Tax and Corporate Net Income Tax. Such gain may also be subject to the School District Tax, ex-cept that gain realized with respect to a share held for more than six months is not subject to the School District Tax.

This discussion does not address the extent, if any, to which shares, or inter-est and gain thereon, is subject to, or included in the measure of, the special taxes imposed by the Commonwealth of Pennsylvania on banks and other financial institutions or with respect to any privilege, excise, franchise or other tax imposed on business entities not discussed above (including the Corporate Capi-tal Stock/Foreign Franchise Tax.)

Shareholders of the Pennsylvania Tax-Free Income Portfolio are not subject to the Pennsylvania County Personal Property Tax to the extent that the Portfolio is comprised of Pennsylvania Municipal Obligations and Federal obligations (if the interest on such obligations is exempt from state and local taxation under the laws of the United States).

NEW JERSEY TAX CONSIDERATIONS. It is anticipated that substantially all divi-dends paid by the New Jersey Tax-Free Income Portfolio will not be subject to New Jersey personal income tax. In accordance with the provisions of New Jersey law as currently in effect, distributions paid by a "qualified investment fund" will not be subject to the New Jersey personal income tax to the extent that the distributions are attributable to income received as interest or gain from New Jersey State-Specific Obligations, or as interest or gain from direct U.S. Government obligations. Distributions by a qualified investment fund that are attributable to most other sources will be subject to the New Jersey personal income tax. To be classified as a qualified investment fund, at least 80% of the Portfolio's investments must consist of New Jersey State-Specific Obliga-tions or direct U.S. Government obligations; it must have no investments other than interest-bearing obligations, obligations issued at a discount, and cash and cash items (including receivables); and it must satisfy certain reporting obligations and provide certain information to its shareholders. Shares of the Portfolio are not subject to property taxation by New Jersey or its political subdivisions.

The New Jersey personal income tax is not applicable to corporations. For all corporations subject to the New Jersey Corporation Business Tax, dividends and distributions from a "qualified investment fund" are included in the net income tax base for purposes of computing the Corporation Business Tax. Furthermore, any gain upon the redemption or sale of shares by a corporate shareholder is also included in the net income tax base for purposes of computing the Corpora-tion Business Tax.

OHIO TAX CONSIDERATIONS. Individuals and estates that are subject to Ohio per-sonal income tax or municipal or school district income taxes in Ohio will not be subject to such taxes on distributions from the Ohio Tax-Free Income Portfo-lio to the extent that such distributions are properly attributable to interest on Ohio Municipal Obligations or obligations issued by the U.S. Government, its agencies, instrumentalities or territories (if the interest on such obligations is exempt from state income taxation under the laws of the United States) ("U.S. Obliga-tions"), if (a) the Portfolio continues to qualify as a regulated investment company for Federal income tax purposes and (b) at all times at least 50% of the value of the total assets of the Portfolio consists of Ohio Municipal Obli-gations or similar obligations of other states or their subdivisions. Corpora-tions that are subject to the Ohio corporation franchise tax will not have to include distributions from the Ohio Tax-Free Income Portfolio in their net in-come base for purposes of calculating their Ohio corporation franchise tax lia-bility to the extent that such distributions either constitute exempt-interest dividends for Federal income tax purposes or are properly attributable to in-terest on Ohio Municipal Obligations or U.S. Obligations. However, Shares of the Ohio Tax-Free Income Portfolio will be included in a corporation's net worth base for purposes of calculating the Ohio corporation franchise tax. Dis-tributions properly attributable to gain on the sale, exchange or other dispo-sition of Ohio Municipal Obligations will not be subject to the Ohio personal income tax, or municipal or school district income taxes in Ohio and will not be included in the net income base of the Ohio corporation franchise tax. Dis-tributions attributable to other sources will be subject to the Ohio personal income tax and the Ohio corporation franchise tax.

How Is The Fund Organized?
--------------------------------------------------------------------------------

The Fund was organized as a Massachusetts business trust on December 22, 1988 and is registered under the 1940 Act as an open-end management investment com-pany. On January 12, 1996 the Fund changed its name from The PNC(R) Fund to Compass Capital Funds SM. The Declaration of Trust authorizes the Board of Trustees to classify and reclassify any unissued shares into one or more clas-ses of shares. Pursuant to this authority, the Trustees have authorized the is-suance of an unlimited number of shares in thirty investment portfolios. Each Portfolio, except the Intermediate Bond, Managed Income and Ohio Tax-Free In-come Portfolios, offers five separate classes of shares--Institutional Shares, Service Shares, Investor A Shares, Investor B Shares and Investor C Shares. The Intermediate Bond, Managed Income and Ohio Tax-Free Income Portfolios offer In-stitutional Shares, Service Shares and Investor A Shares and, in addition, the Ohio Tax-Free Income Portfolio offers Investor B Shares. This prospectus re-lates only to Investor Shares of the ten Portfolios described herein.

Shares of each class bear their pro rata portion of all operating expenses paid by a Portfolio, except transfer agency fees and amounts payable under the Fund's Distribution and Service Plan. In addition, each class of Investor Shares is sold with different sales charges. Because of these "class expenses" and sales charges, the performance of a Portfolio's Institutional Shares is ex-pected to be higher than the performance of the Portfolio's Service Shares, and the performance of both the Institutional Shares and Service Shares of a Port-folio is expected to be higher than the performance of the Portfolio's classes of Investor Shares. In addition, the performance of each class of Investor Shares may be different. The Fund offers various services and privileges in connection with its Investor Shares that are not generally offered in connec-tion with its Institutional and Service Shares, including an automatic invest-ment plan and an automatic withdrawal plan. For further information regarding the Fund's Service and Investor Share classes, contact PFPC at (800) 441-7764 (Service Shares) or (800) 441-7762 (Investor Shares).

Each share of a Portfolio has a par value of $.001, represents an interest in that Portfolio and is entitled to the dividends and distributions earned on that Portfolio's assets that are declared in the discretion of the Board of Trustees. The Fund's shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held, and will vote in the aggregate and not by class, except where otherwise required by law or as determined by the Board of Trustees. The Fund does not currently intend to hold annual meetings of shareholders for the election of trustees (except as required under the 1940 Act). For a further discussion of the voting rights of shareholders, see "Additional Information Concerning Shares" in the Statement of Additional Information.

On     , 1996, PNC Bank held of record approximately  % of the Fund's outstand-
ing shares, as trustee on behalf of individual and institutional investors, and may be deemed a controlling person of the Fund under the 1940 Act. PNC Bank is a subsidiary of PNC Bank Corp., a multi-bank holding company.

How Is Performance Calculated?
--------------------------------------------------------------------------------
Performance information for Institutional Shares of the Portfolios may be quoted in advertisements and communications to shareholders. Total return will be calculated on an average annual total return basis for various periods. Av-erage annual total return reflects the average annual percentage change in value of an investment in Institutional Shares of a Portfolio over the measur-ing period. Total return may also be calculated on an aggregate total return basis. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return assume that dividend and capital gain distributions made by a Portfolio with respect to its Institutional Shares are reinvested in Institutional Shares.

The yield of Institutional Shares is computed by dividing the Portfolio's net income per share allocated to its Institutional Shares during a 30-day (or one month) period by the net asset value per share on the last day of the period and annualizing the result on a semi-annual basis. Each Tax-Free Portfolio's "tax-equivalent yield" may also be quoted, which shows the level of taxable yield needed to produce an after-tax equivalent to a Portfolio's tax-free yield. This is done by increasing the Portfolio's yield (calculated above) by the amount necessary to reflect the payment of Federal and/or state income tax at a stated tax rate.

The performance of a Portfolio's Institutional Shares may be compared to the performance of other mutual funds with similar investment objectives and to relevant indices, as well as to ratings or rankings prepared by independent services or other financial or industry publications that monitor the perfor-mance of mutual funds. For example, the performance of a Portfolio's Institu-tional Shares may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Weisenberger Investment Company Service, and with the performance of the Lehman GMNA Index, the T-Bill Index, the "stocks, bonds and inflation index" published annually by Ibbotson Associ-ates and the Lehman Government Corporate Bond Index, as well as the benchmarks attached to this Prospectus. Performance information may also include evalua-tions of the Portfolios and their Institutional Shares published by nationally recognized ranking services, and information as reported in financial publica-tions such as Business Week, Fortune, Institutional Investor, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publi-cations of a local or regional nature.

In addition to providing performance information that demonstrates the actual yield or return of Institutional Shares of a particular Portfolio, a Portfolio may provide other information demonstrating hypothetical investment returns. This information may include, but is not limited to, illustrating the com-pounding effects of dividends in a dividend reinvestment plan or the impact of tax-deferred investing.

Performance quotations for shares of a Portfolio represent past performance and should not be considered representative of future results. The investment re-turn and principal value of an investment in a Portfolio will fluctuate so that an investor's Institutional Shares, when redeemed, may be worth more or less than their original cost. Since performance will fluctuate, performance data for Institutional Shares of a Portfolio cannot necessarily be used to compare an investment in such shares with bank deposits, savings accounts and similar in-vestment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Performance is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operat-ing expenses and market conditions. Any fees charged by brokers or other insti-tutions directly to their customer accounts in connection with investments in Institutional Shares will not be included in the Portfolio performance calcula-tions.

How Can I Get More Information?
--------------------------------------------------------------------------------
We believe that it is essential for shareholders to have access to information regarding their investment 24 hours a day, 7 days a week.The COMPASS CAPITAL FUNDS have an investor information line that can provide such access.

In addition to account information, other sources of information regarding each COMPASS CAPITAL Portfolio and its portfolio holdings, strategy and current div-idend and performance levels are available.

By selecting the appropriate source of information as listed below, investors can receive additional information on the COMPASS CAPITAL Portfolios by either using a toll-free number or through electronic access:

For Performance and Portfolio Management Questions dial (800) FUTURE4.

For Information Related to Share Purchases and Redemptions call COMPASS CAPITAL FUNDS at (800) 441-7450.

For Questions about Shareholder Accounts and Balances held directly at the Fund, call (800) 441-7764.

Information is also available on the Internet through the World Wide Web. Shareholders and investment professionals may access portfolio information, portfolio manager updates and market data by accessing http://www.compassfunds.com.

                                    APPENDIX

COMPASS CAPITAL            PERFORMANCE
   PORTFOLIO                BENCHMARK                                 DESCRIPTION
Low Duration Bond        Merrill 1-3 Year         Treasuries with maturities ranging from 1
                         Treasury Index           to 2.99 years
Intermediate Government  Lehman Brothers          Treasury and agency issues in the Lehman
Bond                     Intermediate Government  Aggregate, excluding maturities above 9.99 years
Intermediate Bond        Lehman Brothers          Treasury, agency and corporate issues in
                         Intermediate Gov't/Corp  the Lehman Aggregate, excluding maturities above 9.99 years
Core Bond                Lehman Aggregate         The Lehman Aggregate contains issues that
                                                  meet the following criteria:
                                                  . At least $100 million par amount
                                                    outstanding for entry and exit
                                                  . Rated investment grade (at least Baa-3)
                                                    by Moody's or S&P (if not rated by
                                                    Moody's)
                                                  . At least one year at maturity
                                                  . Coupon must have a fixed rate
                                                  . Excludes CMOs, ARMs, manufactured homes,
                                                    non-agency bonds, buydowns, graduated
                                                    equity mortgages, project loans and non-
                                                    conforming ("jumbo") mortgages
                                                  . As of June 1995, the composition of the
                                                    Lehman Brothers Aggregate Index is:
                                                  54% allocation to Treasury and government
                                                  securities
                                                  28% allocation to mortgage-backed
                                                  securities
                                                  18% allocation to corporate and asset-
                                                  backed securities
Managed Income           Salomon BIG              Very similar to the Lehman Aggregate, the
                                                  Salomon BIG is a market-weighted index
                                                  comprised of U.S. Treasury, government-
                                                  sponsored, investment grade corporate (Baa-
                                                  3/BBB- or better), mortgage- and asset-
                                                  backed securities.
                                                  . Issues comprising the index have an
                                                    average life of at least 1 year, with no
                                                    maximum maturity
                                                  . Corporate and government-sponsored issues
                                                    have a minimum face amount of $100
                                                    million to qualify for entry, and a
                                                    minimum of $75 million face amount to
                                                    exit
                                                  . Treasury and mortgage issues have a
                                                    minimum face amount of $1 billion for
                                                    both entry and exit
                                                  . Excludes CMOs, ARMs, manufactured homes,
                                                    non-agency bonds, buydowns, graduated
                                                    equity mortgages, project loans and non-
                                                    conforming ("jumbo") mortgages
                                                  . As of June 1995, the composition of the
                                                    Index is:
                                                  53% allocation to Treasury and government
                                                  securities
                                                  29% allocation to mortgage-backed
                                                  securities
                                                  18% allocation to corporate and asset-
                                                  backed securities
International Bond       Salomon Non-U.S. Hedged  A market-capitalization weighted benchmark
                         World Government Bond    that tracks the performance of the 13
                         Index                    Government bond markets of Australia,
                                                  Austria, Belgium, Canada, Denmark, France,
                                                  Germany, Italy, Japan, the Netherlands,
                                                  Spain, Sweden and the United Kingdom. The
                                                  currency-hedged return is computed by using
                                                  a rolling one-month forward exchange
                                                  contract as a hedging instrument.
Tax-Free Income          Lehman Municipal Bond    All of the bonds in the following Municipal
                         Index                    Indices possess the following
                                                  characteristics:
                                                  . A minimum credit rating of Baa-3
                                                  . Outstanding par value of at least $3
                                                    million
                                                  . Must be issued as part of a deal of at
                                                    least $50 million
                                                  . Individual bonds must have been issued
                                                    within the last 5 years
                                                  . Remaining maturity of not less than one
                                                    year
                                                  Excludes bonds subject to the alternative
                                                  minimum tax (AMT), taxable municipal bonds,
                                                  and floating-rate or zero coupon municipal
                                                  bonds
Pennsylvania Tax-Free    Lehman Local GO Index    Local general obligation bonds
Income
New Jersey Tax-Free      Lehman Local GO Index    Local general obligation bonds
Income
Ohio Tax-Free Income     Lehman Local GO Index    Local general obligation bonds

The Compass Capital Funds
-------------------------------------------------------------------------------
NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTA-TIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL IN-FORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT
BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR
IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                               ----------------

LOW DURATION BOND PORTFOLIO

INTERMEDIATE GOVERNMENT BOND PORTFOLIO

INTERMEDIATE BOND PORTFOLIO

CORE BOND PORTFOLIO

MANAGED INCOME PORTFOLIO

INTERNATIONAL BOND PORTFOLIO

TAX-FREE INCOME PORTFOLIO

PENNSYLVANIA TAX-FREE INCOME PORTFOLIO

NEW JERSEY TAX-FREE INCOME PORTFOLIO

OHIO TAX-FREE INCOME PORTFOLIO


                                   THE BOND
                                  PORTFOLIOS

                             INSTITUTIONAL SHARES



                                  Prospectus

                             January 1, 1997

                           COMPASS CAPITAL FUNDS/SM/
                    (SERVICE SHARES OF THE LOW DURATION BOND
        PORTFOLIO, INTERMEDIATE GOVERNMENT BOND PORTFOLIO, INTERMEDIATE
     BOND PORTFOLIO, GOVERNMENT INCOME PORTFOLIO, MANAGED INCOME PORTFOLIO, INTERNATIONAL BOND PORTFOLIO, TAX-FREE INCOME PORTFOLIO, PENNSYLVANIA
         TAX-FREE INCOME PORTFOLIO AND OHIO TAX-FREE INCOME PORTFOLIO)
                             CROSS REFERENCE SHEET



FORM N-1A ITEM                                     LOCATION
--------------                                     ----------

      PART A                                       PROSPECTUS

1.    Cover page.............................      Cover Page

2.    Synopsis...............................      What Are The Expenses Of The
                                                   Portfolios?

3.    Condensed Financial Information........      What Are The Portfolios'
                                                   Financial Highlights?

4.    General Description of Registrant......      Cover Page; What Are The
                                                   Portfolios?; What Additional
                                                   Investment Policies Apply?;
                                                   What Are The Portfolios'
                                                   Fundamental Investment
                                                   Limitations?

5.    Management of the Fund.................      Who Manages The Fund?

5A.   Managements Discussion of Fund
        Performance..........................      Inapplicable

6.    Capital Stock and Other Securities.....      How Frequently Are Dividends
                                                   And Distributions Made To
                                                   Investors?; How Are Fund
                                                   Distributions Taxed?; How Is
                                                   The Fund Organized?

7.    Purchase of Securities Being Offered...      How Are Shares Purchased And
                                                   Redeemed?; How Is Net Asset
                                                   Value Calculated?; How Is The
                                                   Fund Organized?

8.    Redemption or Repurchase...............      How Are Shares Purchased and
                                                   Redeemed?

9.    Legal Proceedings......................      Inapplicable

The Bond Portfolios Service Shares                              January 1, 1997
-------------------------------------------------------------------------------
                 Compass Capital Funds SM ("Compass Capital" or the "Fund") consist of thirty investment portfolios. This Prospectus de-scribes the Service Shares of ten of those portfolios (the "Portfolios"):

                  Low Duration Bond Portfolio
                  Intermediate Government Bond Portfolio
                  Intermediate Bond Portfolio
                  Core Bond Portfolio
                  Managed Income Portfolio
                  International Bond Portfolio
                  Tax-Free Income Portfolio
                  Pennsylvania Tax-Free Income Portfolio
                  New Jersey Tax-Free Income Portfolio
                  Ohio Tax-Free Income Portfolio

                 This Prospectus contains information that a prospective in-vestor needs to know before investing. Please keep it for fu-ture reference. A Statement of Additional Information dated January 1, 1997 has been filed with the Securities and Ex-change Commission (the "SEC"). The Statement of Additional Information may be obtained free of charge from the Fund by calling (800) 441-7764. The Statement of Additional Informa-tion, as supplemented from time to time, is incorporated by reference into this Prospectus.

                 SHARES OF THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, PNC BANK, NATIONAL ASSOCIATION OR ANY OTHER BANK AND ARE NOT INSURED BY, GUARANTEED BY, OB-LIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RE-SERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENTS IN THE PORTFOLIOS INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURI-TIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CON-TRARY IS A CRIMINAL OFFENSE. SHARES OF THE STATE-SPECIFIC TAX-FREE PORTFOLIOS ARE INTENDED ONLY FOR RESIDENTS OF THE RESPECTIVE STATES INDICATED.

The Bond Portfolios Of Compass Capital Funds
--------------------------------------------------------------------------------

              The Bond Portfolios of COMPASS CAPITAL FUNDS consist of ten in-vestment portfolios that provide investors with a broad spectrum of investment alternatives within the fixed income sector. Six of these Portfolios invest in taxable bonds, and four of these Portfolios invest in tax-exempt bonds. A detailed description of each Portfolio begins on page 22.

              COMPASS        PERFORMANCE     LIPPER PEER GROUP
              CAPITAL        BENCHMARK
              PORTFOLIO

              Low Duration Bond   Merrill 1-3 Year Treasury  Short U.S.
                (previously        Index                      Government
                 called the Short Lehman Brothers             Intermediate
                 Government Bond   Intermdiate Government      U.S. Government
                 Portfolio)
                                  Lehman Brothers            Intermediate
              Intermediate         Intermediate               Governent/Corp.
               Government
               Bond                Government/Corp.
              Intermediate Bond   Lehman Aggregate           Intermediate
                                                              Investment
                                                              Grade Debt
                                  Salomon BIG                Corporate Debt-A
                                                              Rated
              Core Bond           Salomon Non-U.S. Hedged    General World
                                   World Government Bond      Income
              Managed Income       Index
              International Bond  Lehman Municipal Bond      General Municipal
                                   Index                      Debt
                                  Lehman Local GO Index      PA Municipal Debt
              Tax-Free Income     Lehman Local GO Index      NJ Municipal Debt
                                  Lehman Local GO Index      OH MUnicipal Debt
              Pa Tax-Free Income
              NJ Tax-Free Income
              OH Tax-Free Income


              PNC Asset Management Group, Inc. ("PAMG") serves as the Fund's investment adviser. BlackRock Financial Management, Inc. ("BlackRock") serves as sub-adviser to each Portfolio except the International Bond Portfolio, which is sub-advised by Morgan Grenfell Investment Services Limited ("Morgan Grenfell").

UNDERSTANDING This Prospectus has been crafted to provide detailed, accurate
THE COMPASS   and comprehensive information on the Compass Capital Portfolios.
CAPITAL       We intend this document to be an effective tool as you explore
BOND          different directions in fixed income investing. You may wish to
PORTFOLIOS    use the table of contents on page 5 to find descriptions of the
              Portfolios, including their investment objectives, portfolio management styles, risks and charges and expenses.

CONSIDERING      There can be no assurance that any mutual fund will achieve
THE RISKS IN     its investment objective. Some or all of the Portfolios may
BOND INVESTING   purchase mortgage-related, asset-backed, foreign and illiquid securities; enter into repurchase and reverse repurchase agreements and engage in leveraging techniques; lend portfo-lio securities to third parties; and enter into futures con-tracts and options. Each of the Pennsylvania, New Jersey and Ohio Tax-Free Income Portfolios (the "State-Specific Tax-Free
                 Portfolios") concentrates in the securities of issuers lo-cated in a particular state, and is non-diversified, which means that its performance may be dependent upon the perfor-mance of a smaller number of securities than the other Port-folios, which are considered diversified. See "What Addi-tional Investment Policies And Risks Apply?"

INVESTING IN     For information on how to purchase and redeem shares of the
THE COMPASS      Portfolios, see "How Are Shares Purchased And Redeemed?" and
CAPITAL FUNDS    "What Special Purchase And Redemption Procedures May Apply?"

Asking The Key Questions
--------------------------------------------------------------------------------

                                                                          PAGE
            What Are The Expenses Of The Portfolios?.....................   6
            What Are The Portfolios' Financial Highlights?...............  11
            What Are The Portfolios?.....................................  22
            What Are The Differences Among The Portfolios?...............  23
            What Types of Securities Are In The Portfolios?..............  24
            What Are The Portfolios' Fundamental Investment
             Limitations?................................................  25
            What Additional Investment Policies And Risks Apply?.........  26
            Who Manages The Fund?........................................  39
            How Are Shares Purchased And Redeemed?.......................  44
            What Special Purchase And Redemption Procedures May Apply?...  46
            How Is Net Asset Value Calculated?...........................  48
            How Frequently Are Dividends And Distributions Made To
             Investors?..................................................  49
            How Are Fund Distributions Taxed?............................  50
            How Is The Fund Organized?...................................  54
            How Is Performance Calculated?...............................  55
            How Can I Get More Information?..............................  57

What Are The Expenses Of The Portfolios?
-------------------------------------------------------------------------------

Below is a summary of the annual operating expenses incurred by Service Shares of the Portfolios after fee waivers for the fiscal year ended September 30, 1996 as a percentage of average daily net assets. The figures shown for the Low Duration Bond, Core Bond, International Bond and New Jersey Tax-Free In-come Portfolios have been restated to reflect current expenses and fee waiv-ers. An example based on the summary is also shown.

                                     LOW         INTERMEDIATE   INTERMEDIATE
                                DURATION BOND  GOVERNMENT BOND      BOND
                                  PORTFOLIO       PORTFOLIO      PORTFOLIO
ANNUAL PORTFOLIO OPERATING
 EXPENSES (AS A PERCENTAGE OF
 AVERAGE NET ASSETS)
Advisory fees (after fee
 waivers)(/1/)                            .30%             .30%         .30%
Other operating expenses                  .55              .55          .55
                                       -------         --------       ------
 Administration fees (after fee
  waivers)(/1/)                    .15             .15            .13
 Shareholder servicing fees        .15             .15            .15
 Other expenses                    .25             .25            .27
                                ------         -------          -----
Total Portfolio operating
 expenses (after fee
 waivers)(/1/)                            .85%             .85%         .85%
                                       =======         ========       ======

(1) Without waivers, advisory fees would be .50% and administration fees would be .23% for each Portfolio. PAMG and the Portfolios' administrators are under no obligation to waive fees or reimburse expenses, but have informed the Fund that they expect to waive fees and reimburse expenses during the remainder of the current fiscal year as necessary to maintain the Portfo-lios' total operating expenses at the levels set forth in the table. With-out waivers, "Other operating expenses" would be .63%, .63% and .65%, re-spectively, and "Total Portfolio operating expenses" would be 1.13%, 1.13% and 1.15%, respectively.

--------------------------------------------------------------------------------

                                                              MANAGED INCOME
                                               CORE PORTFOLIO   PORTFOLIO
ANNUAL PORTFOLIO OPERATING EXPENSES
 (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory fees (after fee waivers)(/1/)                   .30%           .35%
Other operating expenses                                 .55            .53
                                                      -------        -------
 Administration fees (after fee waivers)(/1/)     .15            .12
 Shareholder servicing fees                       .15            .15
 Other expenses                                   .25            .26
                                               ------         ------
Total Portfolio operating expenses (after fee
 waivers)(/1/)                                           .85%           .88%
                                                      =======        =======

(1) Without waivers, advisory fees would be .50% and administration fees would be .23% for each Portfolio. PAMG and the Portfolios' administrators are un-der no obligation to waive fees or reimburse expenses, but have informed the Fund that they expect to waive fees and reimburse expenses during the remainder of the current fiscal year as necessary to maintain the Portfo-lios' total operating expenses at the levels set forth in the table. With-out waivers, "Other operating expenses" would be .63% and .64%, respective-ly, and "Total Portfolio operating expenses" would be 1.13% and 1.14%, re-spectively.

-------------------------------------------------------------------------------

                                                                 PENNSYLVANIA
                          INTERNATIONAL BOND  TAX-FREE INCOME  TAX-FREE INCOME
                               PORTFOLIO         PORTFOLIO        PORTFOLIO
ANNUAL PORTFOLIO
 OPERATING EXPENSES (AS
 A PERCENTAGE OF AVERAGE
 NET ASSETS)
Advisory fees (after fee
 waivers)(/1/)                           .55%             .30%             .30%
Other operating expenses                 .73              .55              .55
                                   ----------         --------         --------
 Administration fees
  (after fee
  waivers)(/1/)                .15                .13              .13
 Shareholder servicing
  fee                          .15                .15              .15
 Other expenses                .43                .27              .27
                          --------            -------          -------
Total Portfolio
 operating expenses
 (after fee
 waivers)(/1/)                          1.28%             .85%             .85%
                                   ==========         ========         ========

(1) Without waivers, advisory fees would be .55%, .50% and .50%, respectively, and administration fees would be .23% for each Portfolio. In addition, the Expense Summary reflects reimbursements made to the Tax-Free Income Port-folio by the adviser. PAMG and the Portfolio's administrators are under no obligation to waive fees or reimburse expenses, but have informed the Fund that they expect to waive fees and reimburse expenses during the remainder of the current fiscal year as necessary to maintain the Portfolios' total operating expenses at the levels set forth in the table. Without waivers, "Other operating expenses" would be .81%, .65% and .65%, respectively, and "Total Portfolio operating expenses" would be 1.36%, 1.15% and 1.15%, re-spectively.

--------------------------------------------------------------------------------

                                               NEW JERSEY    OHIO
                                                TAX-FREE   TAX-FREE
                                                 INCOME     INCOME
                                               PORTFOLIO  PORTFOLIO
ANNUAL PORTFOLIO OPERATING EXPENSES
 (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fees (after fee waivers)(/1/)               .30%       .30%
Other operating expenses                             .55        .55
                                                    -----      -----
 Administration fees (after fee waivers)(/1/)   .10        .10
 Shareholder servicing fees                     .15        .15
 Other expenses                                 .30        .30
                                               ----       ----
Total Portfolio operating expenses (after fee
 waivers)(/1/)                                       .85%       .85%
                                                    =====      =====

(1) Without waivers, advisory fees would be .50% and administration fees would be .23% for each Portfolio. PAMG and the Portfolios' administrators are un-der no obligation to waive fees or reimburse expenses, but have informed the Fund that they expect to waive fees and reimburse expenses during the remainder of the current fiscal year as necessary to maintain the Portfo-lios' total operating expenses at the levels set forth in the table. With-out waivers, "Other operating expenses" would be .68% and .68%, respective-ly, and "Total Portfolio operating expenses" would be 1.18% and 1.18%, re-spectively.

EXAMPLE

An investor in Service Shares would pay the following expenses on a $1,000 in-vestment assuming (1) 5% annual return, and (2) redemption at the end of each time period:

                                      ONE YEAR THREE YEARS FIVE YEARS TEN YEARS
Low Duration Bond Portfolio             $ 9        $27        $47       $105
Intermediate Government Bond
 Portfolio                                9         27         47        105
Intermediate Bond Portfolio               9         27         47        105
Core Bond Portfolio                       9         27         47        105
Managed Income Portfolio                  9         28         49        108
International Bond Portfolio             13         41         70        155
Tax-Free Income Portfolio                 9         27         47        105
Pennsylvania Tax-Free Income
 Portfolio                                9         27         47        105
New Jersey Tax-Free Income Portfolio      9         27         47        105
Ohio Tax-Free Income Portfolio            9         27         47        105

The foregoing Tables and Example are intended to assist investors in under-standing the costs and expenses that an investor in the Portfolios will bear either directly or indirectly. They do not reflect any charges that may be im-posed by brokers or other institutions directly on their customer accounts in connection with investments in the Portfolios.

THE EXAMPLE SHOWN ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE IN-VESTMENT RETURN OR OPERATING EXPENSES. ACTUAL INVESTMENT RETURN AND OPERATING EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

What Are The Portfolios' Financial Highlights?
--------------------------------------------------------------------------------

              The following financial information has been derived from the financial statements incorporated by reference into the State-ment of Additional Information and has been audited by the Port-folios' independent accountant.This financial information should be read together with those financial statements. Further infor-mation about the performance of the Portfolios is available in the Fund's annual shareholder reports. Both the Statement of Ad-ditional Information and the annual shareholder reports may be obtained from the Fund free of charge by calling (800) 441-7764.

Financial Highlights
--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                          LOW DURATION BOND PORTFOLIO+
                (FORMERLY, THE SHORT-GOVERNMENT BOND PORTFOLIO)

                                           FOR THE PERIOD     FOR THE PERIOD
                                           APRIL 1, 1996    JANUARY 13, 1996(*)
                                              THROUGH             THROUGH
                                         SEPTEMBER 30, 1996   MARCH 31, 1996
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period            $                $   9.91
                                                ----             --------
 Net investment income (net of $.014,
  $.011 and $.005 respectively, of
  interest expense)                                                  0.11
 Net realized and unrealized loss on
  investments                                                       (0.12)
                                                ----             --------
Net increase from investment operations                             (0.01)
                                                ----             --------
Dividends from net investment income                                (0.11)
Distributions from net realized capital
 gains                                                                - -
                                                ----             --------
 Total dividends and distributions                                  (0.11)
                                                ----             --------
NET ASSET VALUE, END OF PERIOD                  $                $   9.79
                                                ====             ========
Total investment return                             %               (0.11)%
RATIOS TO AVERAGE NET ASSETS:
Expenses                                            %                1.01 %(**)
Net investment income                               %                4.94 %(**)
SUPPLEMENTAL DATA:
Average net assets (in thousands)               $                $
Portfolio turnover                                  %                 185 %
Net assets, end of period (in
 thousands)                                     $                $181,670

+ This Portfolio commenced operations on July 17, 1992 as the Short Duration Portfolio, a separate investment portfolio (the "Predecessor Low Duration Bond Portfolio") of The BFM Institutional Trust Inc., which was organized as a Maryland business corporation. On January 13, 1996, the assets and liabil-ities of the Predecessor Low Duration Bond Portfolio were transferred to this Portfolio, and were combined with the assets of a pre-existing portfo-lio of investment maintained by the Fund.
(*) Commencement of investment operations of share class.

(**) Annualized.

--------------------------------------------------------------------------------
(FOR A SERVICE SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                     INTERMEDIATE GOVERNMENT BOND PORTFOLIO
               (FORMERLY, THE INTERMEDIATE GOVERNMENT PORTFOLIO)

                                                                   FOR THE
                                                                   PERIOD
                                       YEAR    YEAR     YEAR     7/29//93/1/
                                       ENDED   ENDED    ENDED      THROUGH
                                      9/30/96 9/30/95  9/30/94     9/30/93
NET ASSET VALUE AT BEGINNING OF
 PERIOD                                 $     $  9.64  $ 10.60     $ 10.45
                                        ---   -------  -------     -------
Income from investment operations
 Net investment income                           0.56     0.53        0.09
 Net gain (loss) on investments (both
  realized and unrealized)                       0.37    (0.86)       0.15
                                        ---   -------  -------     -------
 Total from investment operations                0.93    (0.33)       0.24
                                        ---   -------  -------     -------
LESS DISTRIBUTIONS
 Distributions from net investment
  income                                        (0.55)   (0.53)      (0.09)
 Distributions from net realized
  capital gains                                   - -    (0.10)        - -
                                        ---   -------  -------     -------
 Total distributions                            (0.55)   (0.63)      (0.09)
                                        ---   -------  -------     -------
NET ASSET VALUE AT END OF PERIOD        $     $ 10.02  $  9.64     $ 10.60
                                        ===   =======  =======     =======
Total return                               %     9.99%   (3.31)%      2.30%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of period (in
  thousands)                            $     $49,762  $60,812     $15,035
 Ratios of expenses to average net
  assets
 After advisory/administration fee
  waivers                                  %     0.69%    0.65%       0.67%/2/
 Before advisory/administration fee
  waivers                                  %     1.06%    1.05%       0.75%/2/
 Ratios of net investment income to
  average net assets
 After advisory/administration fee
  waivers                                  %     5.67%    5.30%       5.14%/2/
 Before advisory/administration fee
  waivers                                  %     5.30%    4.90%       5.06%/2/
PORTFOLIO TURNOVER RATE                    %      247%       9%         80%

/1/Commencement of operations of share class.
/2/Annualized.

--------------------------------------------------------------------------------
(FOR A SERVICE SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                          INTERMEDIATE BOND PORTFOLIO
                (FORMERLY, THE INTERMEDIATE-TERM BOND PORTFOLIO)

                                                                   FOR THE
                                                                   PERIOD
                                       YEAR    YEAR     YEAR     9/29//93/1/
                                       ENDED   ENDED    ENDED      THROUGH
                                      9/30/96 9/30/95  9/30/94     9/30/93
NET ASSET VALUE AT BEGINNING OF
 PERIOD                                 $     $  9.05  $ 10.01     $ 9.99
                                        ---   -------  -------     ------
Income from investment operations
 Net investment income                           0.54     0.54        - -
 Net gain (loss) on investments (both
  realized and unrealized)                       0.38    (0.91)      0.02
                                        ---   -------  -------     ------
 Total from investment operations                0.92    (0.37)      0.02
                                        ---   -------  -------     ------
LESS DISTRIBUTIONS
 Distributions from net investment
  income                                        (0.54)   (0.53)       - -
 Distributions from net realized
  capital gains                                   - -    (0.06)       - -
                                        ---   -------  -------     ------
 Total distributions                            (0.54)   (0.59)       - -
                                        ---   -------  -------     ------
NET ASSET VALUE AT END OF PERIOD        $     $  9.43  $  9.05     $10.01
                                        ===   =======  =======     ======
Total return                              %     10.46%   (3.80)%     0.20%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of period (in
  thousands)                                  $36,718  $35,764     $   91
 Ratios of expenses to average net
  assets
 After advisory/administration fee
  waivers                                 %      0.74%    0.70%      0.70%/2/
 Before advisory/administration fee
  waivers                                 %      1.09%    1.13%      1.09%/2/
 Ratios of net investment income to
  average net assets
 After advisory/administration fee
  waivers                                 %      5.90%    5.33%      4.35%/2/
 Before advisory/administration fee
  waivers                                 %      5.55%    4.90%      3.96%/2/
PORTFOLIO TURNOVER RATE                   %       262%      92%         4%

/1/Commencement of operations of share class.
/2/Annualized.

--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                              CORE BOND PORTFOLIO+

                                                FOR THE PERIOD FOR THE PERIOD
                                                    4/1/96       1/13/96(*)
                                                   THROUGH        THROUGH
                                                   9/30/96        3/31/96
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                 $            $   9.91
                                                     ----         --------
 Net investment income (net of $.004, $.003 and
  $.001, respectively, of interest expense)(**)                       0.11
 Net realized and unrealized gains on
  investments                                                         0.30
                                                     ----         --------
Net (decrease) increase from investment
 operations                                                           0.19
                                                     ----         --------
Dividends from net investment income                                 (0.11)
Distributions from net realized capital gains
 Total dividends and distributions                                   (0.11)
                                                     ----         --------
NET ASSET VALUE, END OF PERIOD                       $            $   9.61
                                                     ====         ========
Total investment return(***)                             %           (1.90)%
RATIOS TO AVERAGE NET ASSETS:
Expenses(*)                                              %            0.85%(**)
Net investment income(**)                                %            5.46%(**)
SUPPLEMENTAL DATA:
Average net assets (in thousands)                    $            $
Portfolio turnover                                       %             723%
Net assets, end of period (in thousands)             $            $232,040

+ This Portfolio commenced operations on December 9, 1992 as the Core Fixed Income Portfolio, a separate investment portfolio (the "Predecessor Core Bond Portfolio") of The BFM Institutional Trust Inc., which was organized as a Maryland business corporation. On January 13, 1996, the assets and liabil-ities of the Predecessor Core Bond Portfolio were transferred to this Port-folio, which had no prior operating history.

(*) Commencement of investment operations of share class.

(**) Annualized.

--------------------------------------------------------------------------------
(FOR A SERVICE SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                            MANAGED INCOME PORTFOLIO


                                                                   FOR THE
                                                                    PERIOD
                                       YEAR     YEAR     YEAR     7/29/93/1/
                                       ENDED   ENDED     ENDED     THROUGH
                                      9/30/96 9/30/95   9/30/94    9/30/93
NET ASSET VALUE AT BEGINNING OF
 PERIOD                                 $     $   9.79  $ 11.17    $ 10.96
                                        ---   --------  -------    -------
Income from investment operations
 Net investment income                            0.63     0.59       0.11
 Net gain (loss) on investments (both
  realized and unrealized)                        0.60    (1.18)      0.21
                                        ---   --------  -------    -------
 Total from investment operations                 1.23    (0.59)      0.32
                                        ---   --------  -------    -------
LESS DISTRIBUTIONS
 Distributions from net investment
  income                                         (0.63)   (0.62)     (0.11)
 Distribution in excess of net
  investment income                              (0.01)   (0.02)       - -
 Distributions from net realized
  capital gains                                    - -    (0.14)       - -
 Distributions in excess of net
  realized gains                        - -               (0.01)       - -
                                        ---   --------  -------    -------
 Total distributions                             (0.64)   (0.79)     (0.11)
                                        ---   --------  -------    -------
NET ASSET VALUE AT END OF PERIOD        $     $  10.38  $  9.79    $ 11.17
                                        ===   ========  =======    =======
Total return                               %     12.97%   (5.49)%     2.93%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of period (in
  thousands)                            $     $116,846  $67,655    $15,322
 Ratios of expenses to average net
  assets
 After advisory/administration fee
  waivers                                  %      0.85%    0.80%      0.80%/2/
 Before advisory/administration fee
  waivers                                  %      1.05%    1.02%      0.84%/2/
 Ratios of net investment income to
  average net assets
 After advisory/administration fee
  waivers                                  %      6.14%    5.95%      5.83%/2/
 Before advisory/administration fee
  waivers                                  %      5.94%    5.73%      5.79%/2/
PORTFOLIO TURNOVER RATE                    %       203%      61%        72%

/1/Commencement of operations of share class.
/2/Annualized.

--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                         INTERNATIONAL BOND PORTFOLIO+

                          FOR THE FOR THE
                          PERIOD  PERIOD
                          2/1/96  3/1/95     YEAR     YEAR     YEAR     PERIOD
                          THROUGH THROUGH    ENDED    ENDED    ENDED     ENDED
                          9/30/96 1/31/96   2/28/95  2/28/94  2/28/93  2/28/92**
NET ASSET VALUE AT
 BEGINNING OF PERIOD       $      $ 10.52   $ 10.75  $ 10.76  $ 10.21   $ 10.00
                           ----   -------   -------  -------  -------   -------
Income from investment
 operations
 Net investment income               0.62      0.62     0.65     0.52      0.31
 Net (loss) gain on
  investments (both
  realized and
  unrealized)                        1.13     (0.48)    0.46     0.47      0.26
                           ----   -------   -------  -------  -------   -------
  Total from investment
   operations                        1.75     (0.14)    1.11     0.99      0.57
                           ----   -------   -------  -------  -------   -------
LESS DISTRIBUTIONS
 Distributions from net
  investment income                 (0.88)    (0.13)   (0.90)   (0.30)      - -
 Distributions from net
  realized capital gains              - -     (0.24)   (0.22)   (0.14)    (0.06)
                           ----   -------   -------  -------  -------   -------
 In Excess of Net
  Realized Gains                      - -       - -      - -      - -     (0.30)
  Total distributions               (0.88)    (0.37)    1.12    (0.44)    (0.36)
                           ----   -------   -------  -------  -------   -------
NET ASSET VALUE AT END
 OF PERIOD                 $      $ 11.39   $ 10.52  $ 10.75  $ 10.76   $ 10.21
                           ====   =======   =======  =======  =======   =======
Total return                   %    16.79%*    1.50%   10.24%    9.55%     8.92%*
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of
  period (in thousands)    $      $37,627   $45,657  $46,888  $38,257   $27,744
 Ratios of expenses to
  average net assets           %     1.23%*    1.24%    1.38%    1.30%     1.33%*
 Excluding waivers             %     1.23%*    1.24%    1.38%    1.30%     1.37%*
 Ratios of net
  investment income to
  average net assets           %     5.62%*    5.96%    6.00%    6.31%     6.79%*
 Excluding waivers             %     5.62%*    5.96%    6.00%    6.31%     6.75%*
PORTFOLIO TURNOVER RATE        %      159%      131%     128%     115%      110%

+ This Portfolio commenced operations on July 1, 1991 as the Compass Interna-tional Fixed Income Fund, a separate investment portfolio (the "Predecessor International Bond Portfolio") of Compass Capital Group, which was organized as a Massachusetts business trust. The assets and liabilities of the Prede-cessor International Bond Portfolio were transferred to this Portfolio, which had no prior operating history, on February 13, 1996.
* Annualized.

** Share class commenced operations on July 1, 1991.

--------------------------------------------------------------------------------
(FOR A SERVICE SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                           TAX-FREE INCOME PORTFOLIO

                                                                    FOR THE
                                                                     PERIOD
                                         YEAR    YEAR     YEAR     7/29/93/1/
                                         ENDED   ENDED    ENDED     THROUGH
                                        9/30/96 9/30/95  9/30/94    9/30/93
NET ASSET VALUE AT BEGINNING OF PERIOD   $      $10.04   $11.31      $10.97
                                         ----   ------   ------      ------
Income from investment operations
 Net investment income                            0.50     0.51        0.09
 Net gain (loss) on investments (both
  realized and unrealized)                        0.59    (0.93)       0.34
                                         ----   ------   ------      ------
 Total from investment operations                 1.09    (0.42)       0.43
                                         ----   ------   ------      ------
LESS DISTRIBUTIONS
 Distributions from net investment
  income                                         (0.50)   (0.51)      (0.09)
 Distributions from net realized
  capital gains                                  (0.02)   (0.34)        - -
                                         ----   ------   ------      ------
 Total distributions                             (0.52)   (0.85)      (0.09)
                                         ----   ------   ------      ------
NET ASSET VALUE AT END OF PERIOD                $10.61   $10.04      $11.31
                                         ====   ======   ======      ======
Total return                             $       11.24%   (4.02)%      3.92%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of period (in
  thousands)                                 %  $4,713   $2,109      $  634
 Ratios of expenses to average net
  assets
 After advisory/administration fee
  waivers                                    %    0.80%    0.75%       0.71%/2/
 Before advisory/administration fee
  waivers                                    %    1.57%    1.98%       1.49%/2/
 Ratios of net investment income to
  average net assets
 After advisory/administration fee
  waivers                                    %    4.92%    4.75%       4.99%/2/
 Before advisory/administration fee
  waivers                                    %    4.15%    3.52%       4.21%/2/
PORTFOLIO TURNOVER RATE                      %      92%      40%         71%

/1/Commencement of operations of shares class.
/2/Annualized.

--------------------------------------------------------------------------------
(FOR A SERVICE SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                     PENNSYLVANIA TAX-FREE INCOME PORTFOLIO

                                                                  FOR THE
                                                                   PERIOD
                                       YEAR    YEAR     YEAR     7/29/93/1/
                                       ENDED   ENDED    ENDED     THROUGH
                                      9/30/96 9/30/95  9/30/94    9/30/94
NET ASSET VALUE AT BEGINNING OF
 PERIOD                                $      $  9.82  $ 10.70    $ 10.43
                                       ----   -------  -------    -------
Income from investment operations
 Net investment income                           0.50     0.51       0.09
 Net gain (loss) on investments (both
  realized and unrealized)                       0.51    (0.85)      0.28
                                       ----   -------  -------    -------
 Total from investment operations                1.01    (0.34)      0.37
                                       ----   -------  -------    -------
LESS DISTRIBUTIONS
 Distributions from net investment
  income                                        (0.50)   (0.51)     (0.09)
 Distributions from net realized
  capital gains                                   - -    (0.03)     (0.01)
                                       ----   -------  -------    -------
 Total distributions                            (0.50)   (0.54)     (0.10)
                                       ----   -------  -------    -------
NET ASSET VALUE AT END OF PERIOD       $      $ 10.33  $  9.82    $ 10.70
                                       ====   =======  =======    =======
Total return                               %    10.51%   (3.20)%     3.54%/2/
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of period (in
  thousands)                           $      $13,815  $11,518    $ 3,894
 Ratios of expenses to average net
  assets
 After advisory/administration fee
  waivers                                  %     0.79%    0.55%      0.34%/2/
 Before advisory/administration fee
  waivers                                  %     1.11%    1.15%      1.22%/2/
 Ratios of net investment income to
  average net assets
 After advisory/administration fee
  waivers                                  %     5.04%    4.97%      4.90%/2/
 Before advisory/administration fee
  waivers                                  %     4.72%    4.37%      4.02%/2/
PORTFOLIO TURNOVER RATE                    %       66%      30%        40%

/1/Commencement of operations of share class.
/2/Annualized.

--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                     NEW JERSEY TAX-FREE INCOME PORTFOLIO+


                          FOR THE  FOR THE
                          PERIOD   PERIOD
                          2/1/96   3/1/95     YEAR      YEAR     YEAR     PERIOD
                          THROUGH  THROUGH    ENDED    ENDED     ENDED     ENDED
                          9/30/96  1/31/96   2/28/95  2/28/94   2/28/93  2/28/92**
NET ASSET VALUE AT
 BEGINNING OF PERIOD      $        $ 10.94   $ 11.31  $  11.30  $ 10.46   $ 10.00
                          ------   -------   -------  --------  -------   -------
Income from investment
 operations
 Net investment income                0.46      0.51      0.54     0.52      0.34
 Net (loss) gain on
  investments (both
  realized and
  unrealized)                         0.65     (0.36)     0.04     0.85      0.45
                          ------   -------   -------  --------  -------   -------
 Total from investment
  operations                          1.11      0.15      0.58     1.37      0.79
                          ------   -------   -------  --------  -------   -------
LESS DISTRIBUTIONS
 Distributions from net
  investment income                  (0.44)    (0.51)    (0.54)   (0.53)    (0.33)
 Distributions from net
  realized capital gains               - -     (0.01)    (0.03)     - -       - -
                          ------   -------   -------  --------  -------   -------
 Total distributions                 (0.44)    (0.52)    (0.57)   (0.53)    (0.33)
                          ------   -------   -------  --------  -------   -------
NET ASSET VALUE AT END
 OF PERIOD                $        $ 11.61   $ 10.94  $  11.31  $ 11.30   $ 10.46
                          ======   =======   =======  ========  =======   =======
Total return                         10.35%     1.49%     5.18%   13.48%    12.33%*
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of
  period (in thousands)   $        $97,976   $96,857  $111,354  $47,169   $10,673
 Ratios of expenses to
  average net assets            %     0.88%*    0.79%     0.38%    0.48%     0.52%*
 Excluding waivers              %     0.90%*    0.87%     0.86%    1.04%     1.29%*
 Ratios of net
  investment income to
  average net assets            %     4.43%*    4.71%     4.75%    5.04%     5.35%*
 Excluding waivers              %     4.41%*    4.63%     4.27%    4.48%     4.58%*
PORTFOLIO TURNOVER RATE         %    18.26%    28.43%    12.05%   16.09%     0.00%

+ This Portfolio commenced operations on July 1, 1991 as the New Jersey Munici-pal Bond Fund, a separate investment portfolio (the "Predecessor New Jersey Tax-Free Income Portfolio") of Compass Capital Group, which was organized as a Massachusetts business trust. On January 13, 1996, the assets and liabili-ties of the Predecessor New Jersey Tax-Free Income Portfolio were transferred to this Portfolio, which had no prior operating history.
* Annualized.

** Share class commenced operations on July 1, 1991.

--------------------------------------------------------------------------------
(FOR A SERVICE SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                         OHIO TAX-FREE INCOME PORTFOLIO

                                                                   FOR THE
                                                                    PERIOD
                                       YEAR     YEAR     YEAR     7/29/93/1/
                                       ENDED    ENDED    ENDED     THROUGH
                                      9/30/96  9/30/95  9/30/94    9/30/94
NET ASSET VALUE AT BEGINNING OF
 PERIOD                               $        $ 9.60   $10.53      $10.24
                                      ------   ------   ------      ------
Income from investment operations
 Net investment income                           0.52     0.49        0.09
 Net gain (loss) on investments (both
  realized and unrealized)                       0.45    (0.91)       0.29
                                      ------   ------   ------      ------
 Total from investment operations                0.97    (0.42)       0.38
                                      ------   ------   ------      ------
LESS DISTRIBUTIONS
 Distributions from net investment
  income                                        (0.52)   (0.49)      (0.09)
 Distributions from net realized
  capital gains                                   - -    (0.02)        - -
                                      ------   ------   ------      ------
 Total distributions                            (0.52)   (0.51)      (0.09)
                                      ------   ------   ------      ------
NET ASSET VALUE AT END OF PERIOD      $        $10.05   $ 9.60      $10.53
                                      ======   ======   ======      ======
Total return                                %   10.45%   (4.00)%      3.68%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of period (in
  thousands)                          $        $5,150   $4,428      $  907
 Ratios of expenses to average net
  assets
 After advisory/administration fee
  waivers                                   %    0.39%    0.35%       0.32%/2/
 Before advisory/administration fee
  waivers                                   %    1.46%    1.74%       2.83%/2/
 Ratios of net investment income to
  average net assets
 After advisory/administration fee
  waivers                                   %    5.39%    5.06%       4.71%/2/
 Before advisory/administration fee
  waivers                                   %    4.31%    3.67%       2.20%/2/
PORTFOLIO TURNOVER RATE                     %      63%      61%         36%

/1/Commencement of operations of share class.
/2/Annualized.

What Are The Portfolios?
--------------------------------------------------------------------------------

                The COMPASS CAPITAL FUND family consists of 30 portfolios and has been structured to include many different investment styles across the spectrum of fixed income investments so that investors may participate across multiple disciplines in order to seek their long-term financial goals.

                The Bond Portfolios of COMPASS CAPITAL FUNDS consist of ten investment portfolios that provide investors with a broad spectrum of investment alternatives within the fixed income sector. Six of these Portfolios invest solely in taxable bonds and four of these Portfolios invest in tax-exempt bonds.

                In certain investment cycles and over certain holding periods, a fund that invests in any one of these styles may perform above or below the market. An investment program that combines these multiple disciplines allows investors to select from among these various product options in the way that most closely fits the investor's goals and sentiments.

                    PORTFOLIO                   INVESTMENT OBJECTIVE
            Low Duration Bond          To realize a rate of return that
                                       exceeds the total return of the
                                       Merrill Lynch 1-3 year Treasury Index.

            Intermediate Government    To seek current income consistent with
             Bond, Intermediate Bond,  the preservation of capital.
             Managed Income and
             International Bond

            Core Bond                  To realize a total rate of return that
                                       exceeds the total return of the Lehman
                                       Brothers Aggregate Index.

            Tax-Free Income,           To seek as high a level of current
             Pennsylvania Tax-Free     income exempt from Federal income tax
             Income, New Jersey Tax-   and, to the extent possible for each
             Free Income and Ohio      State-Specific Tax-Free Portfolio,
             Tax-Free Income           income tax of the specific state in
                                       which the Portfolio concentrates, as
                                       is consistent with preservation of
                                       capital.

What Are The Differences Among The Portfolios?
--------------------------------------------------------------------------------

PORTFOLIO CHARACTERISTICS:

                                          DOLLAR-
                                         WEIGHTED
                                          AVERAGE                                MIN
                    PERFORMANCE          MATURITY          CREDIT QUALITY      CREDIT
  PORTFOLIO          BENCHMARK*       (APPROXIMATE)**      CONCENTRATION       QUALITY
Low Duration      Merrill 1-3 Year       3-5 Years          Gov't/Agency         AAA
 Bond              Treasury Index
Intermediate      Lehman Brothers       5-10 Years          Gov't/Agency         AAA
 Gov't Bond      Intermediate Gov't
Intermediate      Lehman Brothers       5-10 Years        Investment Grade       BBB
 Bond               Intermediate                              Spectrum
                     Gov't/Corp
Core Bond         Lehman Aggregate      5-10 Years        Investment Grade       BBB
                                                              Spectrum
Managed             Salomon BIG         5-10 Years        Investment Grade       BBB
 Income                                                       Spectrum
International     Salomon Non-U.S.      5-15 Years            AA, AAA,           BBB
 Bond               Hedged World                            Gov't/Agency
               Government Bond Index
Tax-Free       Lehman Municipal Bond    10-15 Years       Investment Grade       BBB
 Income                Index                                  Spectrum
PA Tax-Free                                               Investment Grade       BBB
 Income        Lehman Local GO Index    10-15 Years           Spectrum
NJ Tax-Free                                               Investment Grade       BBB
 Income        Lehman Local GO Index    10-15 Years           Spectrum
OH Tax-Free                                               Investment Grade       BBB
 Income        Lehman Local GO Index    10-15 Years           Spectrum

 * For more information on a Portfolio's benchmark, see the Appendix at the back of this Prospectus.
** The Portfolios are structured to have comparable durations to the bench-marks. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

What Types Of Securities Are In The Portfolios?
--------------------------------------------------------------------------------

The following table summarizes the types of securities found in each Portfolio according to the following designations:

  Yes: The Portfolio will hold a significant concentration of these securities at all times.

  Elig.: Eligible; the Portfolio may purchase these securities, but they may or may not be a significant holding at a given time.

  Temp.: Temporary; the Portfolio may purchase these securities, but under nor-mal market conditions is not expected to do so.

  No:   The Portfolio may not purchase these securities.

                                             NON                    FOREIGN
                                           AGENCY/                SECURITIES/
                                   AGENCY COMMERCIAL               CURRENCY
               TREASURIES AGENCIES MBS/1/   MBS/1/   CORP. ABS/2/    RISK     MUNICIPALS
Low Duration      Yes       Yes     Yes     Elig.    Elig. Elig.      No        Elig.
 Bond
Intermediate      Yes       Yes     Yes     Elig.     Yes  Elig.      No        Elig.
 Gov't Bond
Intermediate      Yes       Yes     Yes     Elig.     Yes   Yes       No        Elig.
 Bond
Core Bond         Yes       Yes     Yes     Elig.     Yes   Yes       No        Elig.
Managed           Yes       Yes     Yes     Elig.     Yes   Yes      Elig.      Elig.
 Income
International    Elig.     Elig.   Elig.    Elig.    Elig. Elig.      Yes       Elig.
 Bond
Tax-Free         Temp.       No      No       No      No     No       No         Yes
 Income
PA Tax-Free      Temp.       No      No       No      No     No       No         Yes
 Income
NJ Tax-Free      Temp.       No      No       No      No     No       No         Yes
 Income
OH Tax Free      Temp.       No      No       No      No     No       No         Yes
 Income

/1/MBS = mortgage-backed securities
/2/ABS = asset-backed securities

What Are The Portfolios' Fundamental Investment Limitations?
--------------------------------------------------------------------------------

A Portfolio's investment objective and policies may be changed by the Fund's Board of Trustees without shareholder approval. However, shareholders will be given at least 30 days' notice before any such change. No assurance can be pro-vided that a Portfolio will achieve its investment objective.

Each Portfolio has also adopted certain fundamental investment limitations that may be changed only with the approval of a "majority of the outstanding shares of a Portfolio" (as defined in the Statement of Additional Information). Sev-eral of the Portfolios' fundamental investment policies, which are set forth in full in the Statement of Additional Information, are summarized below.

No Portfolio may:

(1) purchase securities (except U.S. Government securities) if more than 5% of its total assets will be invested in the securities of any one issuer, ex-cept that up to 25% of a Portfolio's total assets may be invested without regard to this 5% limitation;

(2) invest 25% or more of its total assets in one or more issuers conducting their principal business activities in the same industry; and

(3) in the case of each Tax-Free Portfolio, invest less than 80% of its net as-sets in Municipal Obligations (as defined below), except during defensive periods or during periods of unusual market conditions.

Restriction 1 does not apply to the State-Specific Tax-Free Portfolios. In-stead, as a non-fundamental investment restriction, each State-Specific Tax-Free Portfolio will not invest in securities (except U.S. Government securi-ties) that would cause, at the end of any tax quarter (plus any additional grace period), more than 5% of its total assets to be invested in securities of any one issuer, except that up to 50% of a Portfolio's total assets may be in-vested without regard to this limitation so long as no more than 25% of the Portfolio's total assets are invested in any one issuer (except U.S. Government securities).

The investment limitations stated above are applied at the time investment se-curities are purchased.

In order to permit the sale of its shares in certain states, the Fund may make commitments more restrictive than the investment policies and limitations de-scribed in this Prospectus. If the Fund determines that any such commitment is no longer in the best interests of a Portfolio, it will revoke the commitment by terminating sales of shares of the Portfolio in the state involved.

What Additional Investment Policies And Risks Apply?
--------------------------------------------------------------------------------

INVESTMENT QUALITY. Securities acquired by the Low Duration Bond Portfolio and Intermediate Government Bond Portfolio will be rated in the highest rating cat-egory at the time of purchase or, if unrated, of comparable quality as deter-mined by the Portfolios' sub-adviser. Securities acquired by the other Portfo-lios will be rated investment grade at the time of purchase (within the four highest voting categories by Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Duff & Phelps Credit Co. or Fitch Investor Services, Inc.) or, if unrated, of comparable quality as determined by a Port-folio's sub-adviser. Securities rated "Baa" on "BBB" are generally considered to be investment grade although they have speculative characteristics. If a security's rating is reduced below the minimum rating that is permitted for a Portfolio, the Portfolio's sub-adviser will consider whether the Portfolio should continue to hold the security.

INVESTMENT CONCENTRATION. Each Portfolio will normally invest at least 80% of the value of its total assets in debt securities. The Intermediate Government Bond Portfolio will invest at least 65% of its total assets in obligations is-sued or guaranteed by the U.S. Government, its agencies or instrumentalities and related repurchase agreements during normal market conditions. Under normal market conditions, the International Bond Portfolio will invest at least 65% of its total assets in the debt obligations of foreign issuers located in at least three different foreign countries. The Pennsylvania Tax-Free Income Portfolio, New Jersey Tax-Free Income Portfolio and Ohio Tax-Free Income Portfolio (the "State-Specific Tax-Free Portfolios") and the Tax-Free Income Portfolio (to-gether with the "State-Specific Tax-Free Portfolios," the "Tax-Free Portfo-lios") will invest, during normal market conditions, at least 80% of their net assets in obligations issued by or on behalf of states, territories and posses-sions of the United States, the District of Columbia and their political sub-divisions, agencies, instrumentalities and authorities and related tax-exempt derivative securities the interest on which is exempt from regular Federal in-come tax and is not an item of tax preference for purposes of the Federal al-ternative minimum tax ("Municipal Obligations"). In addition, each State-Spe-cific Tax-Free Portfolio intends to invest at least 65% of its net assets in Municipal Obligations of issuers located in the particular state indicated by its name. The Tax-Free Income Portfolio intends to invest no more than 25% of its net assets in Municipal Obligations of issuers located in the same state. During temporary defensive periods each Tax-Free Portfolio may invest without limitation in securities that are not Municipal Obligations and may hold with-out limitation uninvested cash reserves.

FOREIGN INVESTMENTS. The International Bond Portfolio will invest primarily in foreign securities and currencies. The Managed Income Portfolio may invest up to 10% of its total assets in debt securities of foreign issuers and may hold from time to time various foreign currencies pending investment or conversion into U.S. dollars. Investing in securities of foreign issuers involves consid-erations not typically associated with investing in securities of companies or-ganized and operated in the United States. Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of a Portfolio that invests in foreign securities will be affected favorably or unfavorably by changes in currency exchange rates.

A Portfolio's investments in foreign securities may also be adversely affected by changes in foreign political or social conditions, diplomatic relations, confiscatory taxation, expropriation, limitations on the removal of funds or assets, or imposition of (or change in) exchange control regulations. In addi-tion, changes in government administrations or economic or monetary policies in the U.S. or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect a Portfolio's operations. In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. While the volume of transactions effected on foreign stock exchanges has increased in recent years, it remains appreciably below that of the New York Stock Exchange. Accordingly, a Portfo-lio's foreign investments may be less liquid and their prices may be more vola-tile than comparable investments in securities in U.S. companies. In addition, there is generally less government supervision and regulation of securities ex-changes, brokers and issuers in foreign countries than in the United States.

Foreign investments may include: (a) debt obligations issued or guaranteed by foreign sovereign governments or their agencies, authorities, instrumentalities or political subdivisions, including a foreign state, province or municipality;
(b) debt obligations of supranational organizations such as the World Bank, Asian Development Bank, European Investment Bank, and European Economic Commu-nity; (c) debt obligations of foreign banks and bank holding companies; (d) debt obligations of domestic banks and corporations issued in foreign curren-cies; (e) debt obligations denominated in the European Currency Unit (ECU); and
(f) foreign corporate debt securities and commercial paper. Such securities may include loan participations and assignments, convertible securities and zero-coupon securities.

Because the securities markets in these countries are highly developed, the In-ternational Bond Portfolio may invest more than 25% of its total assets in the securities of issuers located in Canada, France, Germany, Japan and the United Kingdom. Investments of 25% or more of the Portfolio's total assets in a par-ticular country will make the Portfolio's performance more dependent upon the political and economic circumstances of a particular country than a mutual fund that is more widely diversified among issuers in different countries.

To maintain greater flexibility, the International Bond Portfolio may invest in instruments which have the characteristics of futures contracts. These instru-ments may take a variety of forms, such as debt securities with interest or principal payments determined by reference to the value of a currency or com-modity at a future point in time. The risks of such investments could reflect the risks of investing in futures, currencies and securities, including vola-tility and illiquidity.

The expense ratio of the International Bond Portfolio can be expected to be higher than those of Portfolios investing primarily in domestic securities. The costs attributable to investing abroad are usually higher for several reasons, such as higher investment research costs, higher foreign custody costs, higher commission costs and additional costs arising from delays in settlements of transactions involving foreign securities.

MUNICIPAL INVESTMENTS. The two principal classifications of Municipal Obliga-tions are "general obligation" securities and "revenue" securities. General ob-ligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue se-curities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being fi-nanced. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal Obligations may also in-clude "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Also included within the general category of Municipal Obligations are partici-pation certificates in a lease, an installment purchase contract, or a condi-tional sales contract ("lease obligations") entered into by a state or politi-cal subdivision to finance the acquisition or construction of equipment, land, or facilities. Although lease obligations are not general obligations of the issuer for which the state or other governmental body's unlimited taxing power is pledged, certain lease obligations are backed by a covenant to appropriate money to make the lease obligation payments. However, under certain lease obli-gations, the state or governmental body has no obligation to make these pay-ments in future years unless money is appropriated on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. These securities represent a relatively new type of financing that is not yet as marketable as more conventional securities.

Each Tax-Free Portfolio may invest up to 20% of its total assets in private ac-tivity bonds the interest on which is an item of tax preference for purposes of the Federal alternative minimum tax ("AMT Paper") when added together with any other taxable investments held by the Portfolio. In addition, each Tax-Free Portfolio may invest 25% or more of its assets in Municipal Obligations the in-terest on which is paid solely from revenues of similar projects. To the extent a Portfolio's assets are invested in Municipal Obligations payable from the revenues of similar projects or are invested in private activity bonds, the Portfolio will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than it would be if its assets were not so invested.

The Tax-Free Income Portfolio is classified as a diversified portfolio, and the State-Specific Tax-Free Portfolios are classified as non-diversified portfo-lios, under the 1940 Act. Investment returns on a non-diversified portfolio typically are dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio. Consequently, the change in value of any one security may affect the overall value of a non-di-versified portfolio more than it would a diversified portfolio.

Each Tax-Free Portfolio may acquire "stand-by commitments" with respect to Mu-nicipal Obligations held by it. Under a stand-by commitment, a dealer agrees to purchase, at the Portfolio's option, specified Municipal Obligations at a spec-ified price. The acquisition of a stand-by commitment may increase the cost, and thereby reduce the yield, of the Municipal Obligations to which the commit-ment relates.

The amount of information regarding the financial condition of issuers of Mu-nicipal Obligations may be less extensive than the information for public cor-porations, and the secondary market for Municipal Obligations may be less liq-uid than that for taxable obligations. In addition, Municipal Obligations pur-chased by the Portfolios include obligations backed by letters of credit and other forms of credit enhancement issued by domestic and foreign banks, as well as other financial institutions. Changes in the credit quality of these insti-tutions could cause loss to a Municipal Portfolio and affect its share price.

The Tax-Free Portfolios may invest in tax-exempt derivative securities relating to Municipal Obligations, including tender option bonds, participations, bene-ficial interests in trusts and partnership interests. The amount of information regarding the financial condition of issuers of Municipal Obligations may not be as extensive as that which is made available by public corporations and the secondary market for Municipal Obligations may be less liquid than that for taxable fixed-income securities. Accordingly, the ability of a Tax-Free Portfo-lio to buy and sell tax-exempt securities may, at any particular time and with respect to any particular securities, be limited.

Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from Federal and state income tax are rendered by counsel to the respective issuers and sponsors of the obligations at the time of issu-ance. The Fund and its service providers will rely on such opinions and will not review independently the underlying proceedings relating to the issuance of Municipal Obligations, the creation of any tax-exempt derivative securities, or the bases for such opinions.

MORTGAGE-RELATED AND ASSET-BACKED SECURITIES. The Portfolios (except the Tax-Free Portfolios) may make significant investments in mortgage-related and other asset-backed securities (i.e., securities backed by home equity loans, install-ment sale contracts, credit card receivables or other assets) issued by govern-mental entities and private issuers.

The Portfolios may acquire several types of mortgage-related securities, in-cluding guaranteed mortgage pass-through certificates, which provide the holder with a pro rata interest in the underlying mortgages, adjustable rate mortgage-related securities ("ARMs") and collateralized mortgage obligations ("CMOs"), which provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs ordinarily elect to be taxed as pass-through entities known as real estate mortgage investment conduits ("REMICs"). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in a variety of ways. In most cases, however, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. The classes may include ac-crual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until other specified classes have been retired and are con-verted thereafter to interest-paying securities. They may also include planned amortization classes ("PACs") which generally require, within certain limits, that specified amounts of principal be applied on each payment date, and gener-ally exhibit less yield and market volatility than other classes.

Non-mortgage asset-backed securities involve risks that are not presented by mortgage-related securities. Primarily, these securities do not have the bene-fit of the same security interest in the underlying collateral. Credit card re-ceivables are generally unsecured and the debtors are entitled to the protec-tion of a number of state and Federal consumer credit laws many of which give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the pur-chaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. There-fore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

The yield and maturity characteristics of mortgage-related and other asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time be-cause the underlying assets (i.e., loans) generally may be prepaid at any time. In calculating the average weighted maturity of a Portfolio, the maturity of mortgage-related and other asset-backed securities will be based on estimates of average life which take prepayments into account. The average life of a mortgage-related instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of scheduled principal payments and mortgage prepayments. In gener-al, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substan-tial prepayments.

The relationship between prepayments and interest rates may give some high-yielding asset-backed securities less potential for growth in value than con-ventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by a Portfolio will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, an asset-backed security's total return and maturity may be difficult to predict precisely. To the extent that a Portfolio purchases asset-backed securities at a premium, prepayments (which may be made without penalty) may result in loss of the Portfolio's principal investment to the extent of premium paid.

The Portfolios may from time to time purchase in the secondary market certain mortgage pass-through securities packaged and master serviced by PNC Mortgage Securities Corp. (or Sears

Mortgage if PNC Mortgage Securities Corp. succeeded to rights and duties of Sears Mortgage) or mortgage-related securities containing loans or mortgages originated by PNC Bank or its affiliates. It is possible that under some cir-cumstances, PNC Mortgage Securities Corp. or its affiliates could have inter-ests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against PNC Mortgage Securities Corp. or its affiliates.

STRIPPED AND ZERO COUPON OBLIGATIONS. To the extent consistent with their in-vestment objectives, the Portfolios may purchase Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obliga-tions. These participations, which may be issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions, are issued at a discount to their "face value," and may include stripped mortgage-backed securities ("SMBS"). Stripped securities, par-ticularly SMBS, may exhibit greater price volatility than ordinary debt securi-ties because of the manner in which their principal and interest are returned to investors. The International Bond Portfolio also may purchase "stripped" se-curities that evidence ownership in the future interest payments or principal payments on obligations of foreign governments.

SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mort-gage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class receives all of the principal. How-ever, in some cases, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment. The market value of SMBS can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that re-ceives all or most of the interest are generally higher than prevailing market yields on other mortgage-related obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped.

Each Portfolio may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest pay-ments.

CORPORATE AND BANK OBLIGATIONS. To the extent consistent with their investment objectives, the Portfolios (except the Tax-Free Portfolios) may invest in debt obligations of domestic or foreign corporations and banks, and may acquire com-mercial obligations issued by Canadian corporations and Canadian counterparts of U.S. corporations, as well as Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer. Bank obligations may include certificates of deposit, notes, bankers' acceptances and fixed time deposits. These obliga-tions may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of a specific obligation or by gov-ernment regulation. The Portfolios may also make interest-bearing savings de-posits in commercial and savings banks in amounts not in excess of 5% of their respective total assets.

U.S. GOVERNMENT OBLIGATIONS. Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of certain agencies and instrumentalities of the U.S. Government such as the GNMA are supported by the United States' full faith and credit; others such as those of the FNMA and the Student Loan Marketing Association are supported by the right of the issuer to borrow from the Treasury; others such as those of the Federal Farm Credit Banks or the FHLMC are supported only by the credit of the instrumentality. No assur-ance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

INTEREST RATE AND CURRENCY TRANSACTIONS. The Portfolios may enter into interest rate swaps and may purchase or sell interest rate caps and floors. The Portfo-lios expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their holdings, as a duration management technique or to protect against an increase in the price of securi-ties a Portfolio anticipates purchasing at a later date. The Portfolios intend to use these transactions as a hedge and not as a speculative investment.

Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of inter-est on a notional principal amount from the party selling such interest rate floor.

In addition, the International Bond Portfolio may engage in foreign currency exchange transactions to protect against uncertainty in the level of future ex-change rates. The Portfolio may engage in foreign currency exchange transac-tions in connection with the purchase and sale of portfolio securities (trans-action hedging) and to protect the value of specific portfolio positions (posi-tion hedging). The Portfolio may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency, and may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts (futures contracts). The Portfolio may also purchase ex-change-listed and over-the-counter call and put options on futures contracts and on foreign currencies, and may write covered call options on up to 100% of the currencies in its portfolio. In order to protect against currency fluctua-tions, the International Bond Portfolio may enter into currency swaps. Currency swaps involve the exchange of the rights of the Portfolio and another party to make or receive payments in specified currencies.

OPTIONS AND FUTURES CONTRACTS. To the extent consistent with its investment ob-jective, each Portfolio may write covered call options, buy put options, buy call options and write secured put options for the purpose of hedging or earn-ing additional income, which may be deemed speculative or, with respect to the International Bond Portfolio, cross-hedging. These options may relate to par-ticular securities, securities indices, or the yield differential between two securities or, in the case of the International Bond Portfolio, foreign currencies, and may or may not be listed on a securities exchange and may or may not be issued by the Options Clearing Corporation. A Portfolio will not purchase put and call options when the aggregate premiums on outstanding op-tions exceed 5% of its net assets at the time of purchase, and will not write options on more than 25% of the value of its net assets (measured at the time an option is written). Options trading is a highly specialized activity that entails greater than ordinary investment risks. In addition, unlisted options are not subject to the protections afforded purchasers of listed options issued by the Options Clearing Corporation, which performs the obligations of its mem-bers if they default.

To the extent consistent with its investment objective, each Portfolio may also invest in futures contracts and options on futures contracts for hedging pur-poses or to maintain liquidity. The value of a Portfolio's contracts may equal or exceed 100% of its total assets, although a Portfolio will not purchase or sell a futures contract unless immediately afterwards the aggregate amount of margin deposits on its existing futures positions plus the amount of premiums paid for related futures options entered into for other than bona fide hedging purposes is 5% or less of its net assets.

Futures contracts obligate a Portfolio, at maturity, to take or make delivery of certain securities, the cash value of a securities index or a stated quan-tity of a foreign currency. A Portfolio may sell a futures contract in order to offset an expected decrease in the value of its portfolio positions that might otherwise result from a market decline or currency exchange fluctuation. A Portfolio may do so either to hedge the value of its securities portfolio as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. In addition, a Portfolio may utilize futures contracts in anticipation of changes in the composition of its holdings or in currency exchange rates.

A Portfolio may purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When a Portfolio purchases an option on a futures contract, it has the right to assume a position as a purchaser or a seller of a futures contract at a specified exercise price during the option period. When a Portfolio sells an option on a futures contract, it becomes ob-ligated to sell or buy a futures contract if the option is exercised. In con-nection with a Portfolio's position in a futures contract or related option, the Fund will create a segregated account of liquid assets or will otherwise cover its position in accordance with applicable SEC requirements.

The primary risks associated with the use of futures contracts and options are
(a) the imperfect correlation between the change in market value of the instru-ments held by a Portfolio and the price of the futures contract or option; (b) possible lack of a liquid secondary market for a futures contract and the re-sulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; and (d) a sub-adviser's inability to predict correctly the direction of securities pric-es, interest rates, currency exchange rates and other economic factors. For further discussion of risks involved with domestic and foreign futures and op-tions, see Appendix B in the Statement of Additional Information.

The Fund intends to comply with the regulations of the Commodity Futures Trad-ing Commission exempting the Portfolios from registration as a "commodity pool operator."

GUARANTEED INVESTMENT CONTRACTS. The Portfolios may make limited investments in guaranteed investment contracts ("GICs") issued by highly rated U.S. insurance companies. Under these contracts, a Portfolio makes cash contributions to a de-posit fund of the insurance company's general account. The insurance company then credits to the Portfolio, on a monthly basis, interest which is based on an index (such as the Salomon Brothers CD Index), but is guaranteed not to be less than a certain minimum rate. Each Portfolio does not expect to invest more than 5% of its net assets in GICs at any time during the current fiscal year.

SECURITIES LENDING. A Portfolio may seek additional income by lending securi-ties on a short-term basis. The securities lending agreements will require that the loans be secured by collateral in cash, U.S. Government securities or ir-revocable bank letters of credit maintained on a current basis equal in value to at least the market value of the loaned securities. A Portfolio may not make such loans in excess of 33 1/3% of the value of its total assets. Securities loans involve risks of delay in receiving additional collateral or in recover-ing the loaned securities, or possibly loss of rights in the collateral if the borrower of the securities becomes insolvent.

VARIABLE AND FLOATING RATE INSTRUMENTS. The Portfolios may purchase rated and unrated variable and floating rate instruments. These instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The Portfolios may invest up to 10% of their total assets in leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate of an inverse floater resets in the opposite direction from the market rate of inter-est to which it is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that ex-ceeds the magnitude of the change in the index rate of interest. The higher de-gree of leverage inherent in inverse floaters is associated with greater vola-tility in their market values. Issuers of unrated variable and floating rate instruments must satisfy the same criteria as set forth above for a Portfolio. The absence of an active secondary market with respect to particular variable and floating rate instruments, however, could make it difficult for a Portfolio to dispose of a variable or floating rate instrument if the issuer defaulted on its payment obligation or during periods when the Portfolio is not entitled to exercise its demand rights.

REPURCHASE AGREEMENTS. Each Portfolio may agree to purchase debt securities from financial institutions subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). Repurchase agreements are, in substance, loans. Default by or bankruptcy of a seller would expose a Portfolio to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations.

REVERSE REPURCHASE AGREEMENTS AND OTHER BORROWINGS. Each Portfolio is autho-rized to borrow money. If the securities held by a Portfolio should decline in value while borrowings are outstanding, the net asset value of the Portfolio's outstanding shares will decline in value by proportionately more than the de-cline in value suffered by the Portfolio's securities.

Borrowings may be made through reverse repurchase agreements under which a Portfolio sells portfolio securities to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price. The Portfolios may use the proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, on a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The Portfolios (except the Tax-Free Portfolios) may use reverse re-purchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. This use of reverse repurchase agree-ments may be regarded as leveraging and, therefore, speculative. Reverse repur-chase agreements involve the risks that the interest income earned in the in-vestment of the proceeds will be less than the interest expense, that the mar-ket value of the securities sold by a Portfolio may decline below the price of the securities the Portfolio is obligated to repurchase and that the securities may not be returned to the Portfolio. During the time a reverse repurchase agreement is outstanding, a Portfolio will maintain a segregated account with the Fund's custodian containing cash, U.S. Government or other appropriate liq-uid debt securities having a value at least equal to the repurchase price. A Portfolio's reverse repurchase agreements, together with any other borrowings, will not exceed, in the aggregate, 33 1/3% of the value of its total assets. In addition, a Portfolio (except the Tax-Free Portfolios) may borrow up to an ad-ditional 5% of its total assets for temporary purposes.

INVESTMENT COMPANIES. Each Portfolio may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. As a share-holder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that each Portfolio bears directly in connection with its own operations.

ILLIQUID SECURITIES. No Portfolio will knowingly invest more than 15% of the value of its net assets in securities that are illiquid. GICs, variable and floating rate instruments that cannot be disposed of within seven days, and re-purchase agreements and time deposits that do not provide for payment within seven days after notice, without taking a reduced price, are subject to this 15% limit. Each Portfolio may purchase securities which are not registered un-der the Securities Act of 1933 (the "1933 Act") but which can be sold to "qual-ified institutional buyers" in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as it is determined by a Portfolio's sub-adviser that an adequate trading market exists for that secu-rity. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio during any period that qualified institutional buy-ers become uninterested in purchasing these restricted securities.

WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS. Each Portfolio may purchase se-curities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions involve a commitment by a Port-folio to purchase or sell particular securities with payment and delivery tak-ing place at a future date (perhaps one or two months later), and permit a Portfolio to lock in a price or yield on a security that it owns or intends to purchase, regardless of future changes in interest rates or market action. When-issued and for ward commitment transactions involve the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield avail-able in the market when the securities delivery takes place. Each Portfolio's when-issued purchases and forward commitments are not expected to exceed 25% of the value of its total assets absent unusual market conditions.

DOLLAR ROLL TRANSACTIONS. To take advantage of attractive opportunities in the mortgage market and to enhance current income, each Portfolio (except the Tax-Free Portfolios) may enter into dollar roll transactions. A dollar roll trans-action involves a sale by the Portfolio of a mortgage-backed or other security concurrently with an agreement by the Portfolio to repurchase a similar secu-rity at a later date at an agreed-upon price. The securities that are repur-chased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepay-ment histories than those sold. During the period between the sale and repur-chase, a Portfolio will not be entitled to receive interest and principal pay-ments on the securities sold. Proceeds of the sale will be invested in addi-tional instruments for the Portfolio, and the income from these investments will generate income for the Portfolio. If such income does not exceed the in-come, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of a Portfolio compared with what the per-formance would have been without the use of dollar rolls. At the time a Port-folio enters into a dollar roll transaction, it will place in a segregated ac-count maintained with its custodian cash, U.S. Government securities or other liquid securities having a value equal to the repurchase price (including ac-crued interest) and will subsequently monitor the account to ensure that its value is maintained. A Portfolio's dollar rolls, together with its reverse re-purchase agreements and other borrowings, will not exceed, in the aggregate, 33 1/3% of the value of its total assets.

Dollar roll transactions involve the risk that the market value of the securi-ties a Portfolio is required to purchase may decline below the agreed upon re-purchase price of those securities. If the broker/dealer to whom a Portfolio sells securities becomes insolvent, the Portfolio's right to purchase or repur-chase securities may be restricted. Successful use of mortgage dollar rolls may depend upon a sub-adviser's ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully em-ployed.

SHORT SALES. The Portfolios may only make short sales of securities "against-the-box." A short sale is a transaction in which a Portfolio sells a security it does not own in anticipation that the market price of that security will de-cline. The Portfolios may make short sales both as a form of hedging to offset potential declines in long positions in similar securities and in order to maintain portfolio flexibility. In a short sale "against-the-box," at the time of sale, the Portfolio owns or has the immediate and unconditional right to ac-quire the identical security at no additional cost. When selling short "against-the-box," a Portfolio forgoes an opportunity for capital appreciation in the security.

PORTFOLIO TURNOVER RATES. The past portfolio turnover rates of the Portfolios are set forth above under "What Are the Portfolios' Financial Highlights?" A Portfolio's annual portfolio turnover rate will not, however, be a factor pre-venting a sale or purchase when the sub-adviser believes investment considerations warrant such sale or purchase. Portfolio turnover may vary greatly from year to year as well as within a particular year. High portfolio turnover rates will generally result in higher transaction costs to a Portfolio.

INTEREST RATE RISK. The value of fixed income securities in the Portfolios can be expected to vary inversely with changes in prevailing interest rates. Fixed income securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than securities with shorter maturities. The Portfolios are not restricted to any maximum or minimum time to maturity in purchasing individual portfolio securi-ties, and the average maturity of a Portfolio's assets will vary within the limits stated above under "What Are the Differences Among the Portfolios?" based upon its sub-adviser's assessment of economic and market conditions.

STATE-SPECIFIC TAX-FREE PORTFOLIOS--ADDITIONAL RISK CONSIDERATIONS. The concen-tration of investments by the State-Specific Tax-Free Portfolios in state-spe-cific Municipal Obligations raises special investment considerations. In par-ticular, changes in the economic condition and governmental policies of a state and its political subdivisions could adversely affect the value of a Portfo-lio's shares. Certain matters relating to the states in which the State-Spe-cific Tax-Free Portfolios invest are described below. For further information, see "Special Considerations Regarding State-Specific Municipal Obligations" in the Statement of Additional Information.

Pennsylvania. Although the General Fund of the Commonwealth (the principal op-erating fund of the Commonwealth) experienced deficits in fiscal 1990 and 1991, tax increases and spending decreases resulted in surpluses the following three years; as of June 30, 1994, the General Fund had a surplus of $892.9 million. The deficit in the Commonwealth's unreserved/undesignated funds also have been eliminated, and there was a surplus of $79.2 million as of June 30, 1994. Ris-ing unemployment, a relatively high proportion of persons 65 and older in the Commonwealth and court ordered increases in healthcare reimbursement rates place increased pressures on the tax resources of the Commonwealth and its mu-nicipalities. The Commonwealth has sold a substantial amount of bonds over the past several years, but the debt burden remains moderate. The recession has af-fected Pennsylvania's economic base, with income and job growth at levels below national averages. Employment growth has shifted to the trade and service sec-tors, with losses in more high-paid manufacturing positions. A new governor took office in January, 1995, but the Commonwealth is likely to continue to show fiscal restraint.

New Jersey. The State of New Jersey generally has a diversified economic base consisting of, among others, commerce and service industries, selective commer-cial agriculture, insurance, tourism, petroleum refining and manufacturing, al-though New Jersey's manufacturing industry has experienced a downward trend in the last few years. New Jersey is a major recipient of Federal assistance and, of all the states, is among the highest in the amount of Federal aid received. Therefore, a decrease in Federal financial assistance may adversely affect the financial condition of New Jersey and its political subdivisions and instrumen-talities. While New Jersey's economic base has become more diversified over time and thus its economy appears to be less vulnerable during recessionary pe-riods, a recurrence of high levels of unemployment could adversely affect New Jersey's overall economy and the ability of New Jersey and its political subdi-visions and instrumentalities to meet their financial obligations. In addition, New

Jersey maintains a balanced budget which restricts total appropriation in-creases to only 5% annually with respect to any municipality or county, the balanced budget plan may actually adversely affect a particular municipality's or county's ability to repay its obligations.

Ohio. While diversifying more into the service and other non-manufacturing areas, the economy of Ohio continues to rely in part on durable goods manufac-turing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity in Ohio, as in many other industrially developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an im-portant segment of the Ohio economy with over half the State's area devoted to farming and approximately 15% of total employment in agribusiness. In prior years, the State's overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the 5.5% national figure. However, for the last four years the State rates were below the national rates (5.5% versus 6.1% in 1994). The unemployment rate and its effects vary among particular geographic areas of the State. There can be no assurance that future national, regional or state-wide economic difficulties and the resulting impact on State or local govern-ment finances generally will not adversely affect the market value of Ohio Mu-nicipal Obligations held in the Portfolio or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those obligations.

Who Manages The Fund?
--------------------------------------------------------------------------------
BOARD OF
TRUSTEES The business and affairs of the Fund are managed under the di-rection of its Board of Trustees. The following persons cur-rently serve on the Board:

                William O. Albertini--Executive Vice President and Chief Fi-nancial Officer of Bell Atlantic Corporation.

                Raymond J. Clark--Treasurer of Princeton University.

                Robert M. Hernandez--Vice Chairman and Chief Financial Officer of USX Corporation.

                Anthony M. Santomero--Deputy Dean of The Wharton School, Uni-versity of Pennsylvania.

                David R. Wilmerding, Jr.--President of Gates, Wilmerding, Carper & Rawlings, Inc.

ADVISER AND   The Adviser to the Compass Capital Funds is PNC Asset Management
SUB-          Group ("PAMG"). Each of the Portfolios within the Compass Capi-
ADVISERS      tal Fund family, except the International Bond Portfolio, is managed by a specialized portfolio manager who is a member of PAMG's fixed income portfolio management subsidiary, BlackRock
              Financial Management, Inc. ("BlackRock"). The sub-adviser of the
              International Bond Portfolio is Morgan Grenfell Investment Serv-ices Limited ("Morgan Grenfell").

              The ten portfolios and their investment sub-advisers and portfo-lio managers are as follows:

                             INVESTMENT
COMPASS CAPITAL PORTFOLIO   SUB-ADVISER            PORTFOLIO MANAGER
-------------------------  -------------- ------------------------------------
Low Duration Bond          BlackRock(/1/) Robert S. Kapito; Vice Chairman of
                                          BlackRock since 1988; Portfolio co-
                                          manager since its inception.

                                          Michael P. Lustig; Vice President of
                                          BlackRock since 1989; Portfolio co-
                                          manager since 1994.

                                          Scott Amero; Managing Director of
                                          BlackRock since 1990; Portfolio co-
                                          manager since its inception.

                                INVESTMENT
COMPASS CAPITAL PORTFOLIO      SUB-ADVISER               PORTFOLIO MANAGER
-------------------------  -------------------- ------------------------------------
Intermediate Government          BlackRock(/1/) Robert S. Kapito, Michael P. Lustig
 Bond                                           and Scott Amero (see above); Messrs.
                                                Kapito, Lustig and Amero have been
                                                Portfolio co-managers since 1995.

Intermediate Bond                BlackRock(/1/) Robert S. Kapito, Michael P. Lustig
                                                and Scott Amero (see above); Messrs.
                                                Kapito, Lustig and Amero have been
                                                Portfolio co-managers since 1995.

Core Bond                        BlackRock(/1/) Scott Amero (see above); Mr. Amero
                                                has been Portfolio manager since its
                                                inception.

Managed Income                   BlackRock(/1/) Robert S. Kapito, Michael P. Lustig
                                                and Scott Amero (see above); Messrs.
                                                Kapito, Lustig and Amero have been
                                                Portfolio co-managers since 1995.

International Bond         Morgan Grenfell(/2/) Martin A. Hall; Director of Morgan
                                                Grenfell since 1991; Portfolio
                                                manager since 1991.

Tax-Free Income                  BlackRock(/1/) Kevin Klingert; portfolio manager at
                                                BlackRock since 1991; prior to
                                                joining BlackRock, Assistant Vice
                                                President, Merrill, Lynch, Pierce,
                                                Fenner & Smith; Portfolio manager
                                                since 1995.

Pennsylvania Tax-Free            BlackRock(/1/) Kevin Klingert (see above);
 Income                                         Portfolio manager since 1995.

New Jersey Tax-Free In-          BlackRock(/1/) Kevin Klingert (see above);
 come                                           Portfolio manager since 1995.

Ohio Tax-Free Income             BlackRock(/1/) Kevin Klingert (see above);
                                                Portfolio manager since 1995.

(1) BlackRock has its primary offices at 345 Park Avenue, New York, New York 10154.
(2) Morgan Grenfell has its primary offices at 20 Finsbury Circus, London ECZM, 1NB England.

              PAMG was organized in 1994 to perform advisory services for in-vestment companies, and has its principal offices at 1835 Market Street, Philadelphia, Pennsylvania 19103. PAMG is an indirect wholly-owned subsidiary of PNC Bank Corp., a multi-bank holding company. Morgan Grenfell is an indirect wholly-owned subsidiary of Deutsche Bank, A.G., a German financial services conglomer-ate.

              For their investment advisory and sub-advisory services, PAMG and the Portfolios' sub-advisers are entitled to fees, computed daily on a Portfolio-by-Portfolio basis and payable monthly, at the maximum annual rates set forth below. As stated under "What Are The Expenses Of The Portfolios?" PAMG and the sub-advisers intend to waive a portion of their fees during the current fis-cal year. All sub-advisory fees are paid by PAMG, and do not represent an extra charge to the Portfolios.

              MAXIMUM ANNUAL CONTRACTUAL FEE RATE (BEFORE WAIVERS)

                              EACH PORTFOLIO
                         EXCEPT THE INTERNATIONAL
                              BOND PORTFOLIO       INTERNATIONAL BOND PORTFOLIO
                         ------------------------- ----------------------------------
AVERAGE DAILY NET         INVESTMENT  SUB-ADVISORY   INVESTMENT         SUB-ADVISORY
ASSETS                   ADVISORY FEE     FEE       ADVISORY FEE            FEE
-----------------        ------------ ------------ --------------      --------------
first $1 billion             .500%        .350%                  .550%               .400%
$1 billion--$2 billion       .450         .300                   .500                .350
$2 billion--$3 billion       .425         .275                   .475                .325
greater than $3 billion      .400         .250                   .450                .300

              For the twelve months ended September 30, 1996, the Portfolios paid investment advisory fees at the following annual rates (ex-pressed as a percentage of average daily net assets) after vol-untary fee waivers: Intermediate Government Bond Portfolio, .30%; Intermediate Bond Portfolio, .30%; Managed Income Portfo-lio, .35%; Tax-Free Income Portfolio, 30%; Pennsylvania Tax-Free Income Portfolio, .30%; and Ohio Tax-Free Income Portfolio, 30%. For the period from April 1, 1996 through September 30, 1996, the Low Duration Bond and Core Bond Portfolios paid investment advisory fees, after voluntary fee waivers, at the annual rates
              of   % and   % of their respective average daily net assets. For
              the periods from February 1, 1996 and February 13, 1996, respec-tively, through September 30, 1996, the New Jersey Tax-Free In-come and International Bond Portfolios paid investment advisory
              fees, after voluntary fee waivers, at the annual rates of   %
              and   % of their respective average daily net assets.

              The sub-advisers to each Portfolio strive to achieve best execu-tion on all transactions. Infrequently, brokerage transactions for the Portfolios may be directed through registered broker/dealers who have entered into dealer agreements with Com-pass Capital's distributor, subject to the requirements of best execution.

ADMINISTRATORS  Compass Capital Group, Inc. ("CCG"), PFPC Inc. ("PFPC") and
                Compass Distributors, Inc. ("CDI") (the "Administrators") serve as the Fund's co-administrators. CCG and PFPC are indi-rect wholly-owned subsidiaries of PNC Bank Corp. CDI is a wholly-owned subsidiary of Provident Distributors, Inc. ("PDI"). A majority of the outstanding stock of PDI is owned by its officers and the remaining outstanding stock is owned by Pennsylvania Merchant Group Ltd.

                The Administrators generally assist the Fund in all aspects of its administration and operation, including matters relating to the maintenance of financial records and fund accounting. As compensation for these services, CCG is entitled to receive a fee, computed daily and payable monthly, at an annual rate of .03% of each Portfolio's average daily net assets, and PFPC and CDI are entitled to receive a combined fee, computed daily and payable monthly, at an annual rate of .20% of the first $500 million of each Portfolio's average daily net assets, .18% of the next $500 million of each Portfolio's average daily net assets, .16% of the next $1 billion of each Portfo-lio's average daily net assets and .15% of each Portfolio's average daily net assets in excess of $2 billion. From time to time the Administrators may waive some or all of their admin-istration fees from a Portfolio.

                For information about the operating expenses the Portfolios paid for the most recent fiscal year, see "What Are the Ex-penses of the Portfolios?"

TRANSFER        PNC Bank serves as the Portfolios' custodian and PFPC serves
AGENT,          as their transfer agent and dividend disbursing agent.
DIVIDEND
DISBURSING
AGENT AND
CUSTODIAN



 SHAREHOLDER    The Fund intends to enter into service arrangements with in-
SERVICING       stitutional investors ("Institutions") (including PNC Bank,
                National Association and its affiliates) which provide that the Institutions will render support services to their custom-ers who are the beneficial owners of Service Shares. These services are intended to supplement the services provided by the Fund's Administrators and transfer agent to the Fund's shareholders of record. In consideration for payment of a shareholder processing fee of up to .15% (on an annualized ba-sis) of the average daily net asset value of Service Shares owned beneficially by their customers, Institutions may pro-vide one or more of the following services: processing pur-chase and redemption requests from customers and placing or-ders with the Fund's transfer agent or the distributor;
                processing dividend payments from the Fund on behalf of cus-tomers; providing sub-accounting with respect to Service
                Shares beneficially owned by customers or the information nec-essary for sub-accounting; and provid ing other similar services. In consideration for payment of a separate shareholder servicing fee of up to .15% (on an annualized basis) of the average daily net asset value of Serv-ice Shares owned beneficially by their customers, Institutions may provide one or more of these additional services to such customers: responding to customer inquiries relating to the services performed by the Institution and to customer inquiries concerning their investments in Service Shares; assisting cus-tomers in designating and arranging dividend options, account designations and addresses; and providing other similar share-holder liaison services. Customers who are beneficial owners of Service Shares should read this Prospectus in light of the terms and fees governing their accounts with Institutions.

              Conflict-of-interest restrictions may apply to the receipt of compensation paid by the Fund in connection with the investment of fiduciary funds in Portfolio shares. Institutions, including banks regulated by the Comptroller of the Currency, Federal Re-serve Board and state banking commissions, and investment advis-ers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal counsel before entering into agreements with the Fund.

              The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of under-writing securities. It is intended that the services provided by Institutions under their service agreements will not be prohib-ited under these laws. Under state securities laws, banks and financial institutions that receive payments from the Fund may be required to register as dealers.

EXPENSES Expenses are deducted from the total income of each Portfolio before dividends and distributions are paid. Expenses include, but are not limited to, fees paid to PAMG and the Administra-tors, transfer agency and custodian fees, trustee fees, taxes, interest, professional fees, shareholder servicing and process-ing fees, fees and expenses in registering and qualifying the Portfolios and their shares for distribution under Federal and state securities laws, expenses of preparing prospectuses and statements of additional information and of printing and dis-tributing prospectuses and statements of additional information to existing shareholders, expenses relating to shareholder re-ports, shareholder meetings and proxy solicitations, insurance premiums, the expense of independent pricing services, and other expenses which are not expressly assumed by PAMG or the Fund's service providers under their agreements with the Fund. Any gen-eral expenses of the Fund that do not belong to a particular in-vestment portfolio will be allocated among all investment port-folios by or under the direction of the Board of Trustees in a manner the Board determines to be fair and equitable.

How Are Shares Purchased And Redeemed?
--------------------------------------------------------------------------------
DISTRIBUTOR. Shares of the Portfolios are offered on a continuous basis by CDI as distributor (the "Distributor"). CDI maintains its principal offices at 259 Radnor-Chester Road, Suite 120, Radnor, Pennsylvania 19087.

The Fund has adopted a distribution plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. The Plan permits CDI, PAMG, the Administrators and other companies that receive fees from the Fund to make payments relating to distri-bution and sales support activities out of their past profits or other sources available to them. The Fund is not required or permitted under the Plan to make distribution payments with respect to Service Shares.

PURCHASE OF SHARES. Service Shares are offered without a sales load to Institu-tions acting on behalf of their customers, as well as certain persons who were shareholders of Compass Capital Group of Funds at the time of its combination with the PNC(R) Fund during the first quarter of 1996. Service Shares will nor-mally be held of record by Institutions or in the names of nominees of Institu-tions. Share purchases are normally effected through a customer's account at an Institution through procedures established in connection with the requirements of the account. In these cases, confirmations of share purchases and redemp-tions will be sent to the Institutions. Beneficial ownership of shares will be recorded by the Institutions and reflected in the account statements provided by such Institutions to their customers. Investors wishing to purchase shares should contact their Institutions.

Service Shares are sold at their net asset value per share next computed after an order is received by PFPC. Orders received by PFPC by 4:00 p.m. (Eastern
Time) on a Business Day are priced the same day. A "Business Day" is any week-day that the New York Stock Exchange (the "NYSE") and the Federal Reserve Bank of Philadelphia (the "FRB") are open for business. Purchase orders may be placed by telephoning PFPC at (800) 441-7450. Orders received by PFPC after 4:00 p.m. (Eastern Time) are priced on the following Business Day.

Payment for Service Shares must normally be made in Federal funds or other funds immediately available to the Fund's custodian. Payment may also, in the discretion of the Fund, be made in the form of securities that are permissible investments for the respective Portfolios. For further information, see the Statement of Additional Information. The minimum initial investment is $5,000; however, Institutions may set a higher minimum for their customers. There is no minimum subsequent investment requirement.

Compass Capital may in its discretion waive the minimum investment amount and may in its discretion reject any order for Service Shares.

REDEMPTION OF SHARES. Customers of Institutions may redeem Service Shares in accordance with the procedures applicable to their accounts with the Institu-tions. These procedures will vary according to the type of account and the In-stitution involved, and customers should consult their account managers in this regard. It is the responsibility of Institutions to transmit redemption orders to PFPC and credit their customers' accounts with redemption proceeds on a timely basis. In the case of shareholders holding share certificates, the certificates must accompany the redemption request.

Institutions may place redemption orders by telephoning PFPC at (800) 441-7450. Shares are redeemed at their net asset value per share next determined after PFPC's receipt of the redemption order. The Fund, the Administrators and the Distributor will employ reasonable procedures to confirm that instructions com-municated by telephone are genuine. The Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures.

Payment for redeemed shares for which a redemption order is received by PFPC before 4:00 p.m. (Eastern Time) on a Business Day is normally made in Federal funds wired to the redeeming Institution on the next Business Day, provided that the Fund's custodian is also open for business. Payment for redemption or-ders received after 4:00 p.m. (Eastern Time) or on a day when the Fund's custo-dian is closed is normally wired in Federal funds on the next Business Day fol-lowing redemption on which the Fund's custodian is open for business. The Fund reserves the right to wire redemption proceeds within seven days after receiv-ing a redemption order if, in the judgment of PAMG, an earlier payment could adversely affect a Portfolio. No charge for wiring redemption payments is im-posed by the Fund, although Institutions may charge their customer accounts for redemption services. Information relating to such redemption services and charges, if any, should be obtained by customers from their Institutions.

During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Redemption requests may also be mailed to PFPC at 400 Bellevue Parkway, Wilmington, DE 19809.

The Fund may redeem Service Shares in any Portfolio account if the account bal-ance drops below $5,000 as the result of redemption requests and the share-holder does not increase the balance to at least $5,000 upon thirty days' writ-ten notice. If a customer has agreed with an Institution to maintain a minimum balance in his or her account with the Institution, and the balance in the ac-count falls below that minimum, the customer may be obligated to redeem all or part of his or her shares in the Portfolios to the extent necessary to maintain the minimum balance required.

The Fund may also suspend the right of redemption or postpone the date of pay-ment upon redemption for such periods as are permitted under the 1940 Act, and may redeem shares involuntarily or make payment for redemption in securities or other property when determined appropriate in light of the Fund's responsibili-ties under the 1940 Act. See "Purchase and Redemption Information" in the Statement of Additional Information for examples of when such redemption might be appropriate.

What Special Purchase and Redemption Procedures May Apply?
--------------------------------------------------------------------------------
Persons who were shareholders of an investment portfolio of the Compass Capital Group of Funds at the time of the portfolio's combination with The PNC(R) Fund may also purchase and redeem Service Shares of the same Portfolio and for the same account in which they held shares on that date through the procedures de-scribed in this section.

PURCHASES. Purchase orders may be placed through PFPC. The minimum investment is $100. Purchases through the Automatic Investment Plan described below are subject to a lower purchase minimum. The name of the Portfolio with respect to which shares are purchased must appear on the check or Federal Reserve Draft. Investors may also wire Federal funds in connection with the purchase of shares. The wire instructions must include the name of the Portfolio, class of the Portfolio, the name of the account registration, and the shareholder ac-count number. Before wiring any funds, however, an investor must call PFPC at
(800) 441-7762 in order to confirm the wire instructions. Purchase orders which are received by PFPC, together with payment, before the close of regular trad-ing hours on the NYSE (currently 4:00 p.m. Eastern Time) on any Business Day (as defined above) are priced according to the net asset value next determined on that day.

The Portfolios offer an Automatic Investment Plan ("AIP") whereby an investor in shares of a Portfolio may arrange for periodic investments in that Portfolio through automatic deductions from a checking or savings account by completing the AIP Application Form which may be obtained from PFPC. The minimum pre-au-thorized investment amount is $50.

REDEMPTIONS. Shareholders may redeem for cash some or all of their shares of the Portfolios at any time by sending a written redemption request in proper form to Compass Capital Funds c/o PFPC Inc., P.O. Box 8907, Wilmington, Dela-ware 19899-8907.

Except as noted below, a request for redemption must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $25,000, or if the proceeds are not to be paid to the record owner at the rec-ord address, or if the shareholder is a corporation, partnership, trust or fi-duciary, signature(s) must be guaranteed by any eligible guarantor institution. Eligible guarantor institutions generally include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

Generally, a properly signed written request with any required signature guar-antee is all that is required for a redemption. In some cases, however, other documents may be necessary. Shareholders holding share certificates must send their certificates with the redemption request. Additional documentary evidence of authority is required by PFPC in the event redemption is requested by a cor-poration, partnership, trust, fiduciary, executor or administrator.

If a shareholder has given authorization for expedited redemption, shares can be redeemed by telephone and the proceeds sent by check to the shareholder or by Federal wire transfer to a single previously designated bank account. Once authorization is on file, PFPC will honor requests by any person by telephone at (800) 441-7762 (in Delaware call collect (302) 791-1194) or other means. The minimum amount that may be sent by check is $500, while the minimum amount that may be wired is $10,000. Compass Capital reserves the right to change these minimums or to terminate these redemption privileges. If the proceeds of a redemption would exceed $25,000, the redemption request must be in writing and will be subject to the signature guarantee requirement described above. This privilege may not be used to redeem shares in certificated form.

During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Redemption requests may also be mailed to PFPC at P.O. Box 8907, Wilmington, Delaware 19899-8907.

Compass Capital is not responsible for the efficiency of the Federal wire sys-tem or the shareholder's firm or bank. Compass Capital does not currently charge for wire transfers. The shareholder is responsible for any charges im-posed by the shareholder's bank. To change the name of the single designated bank account to receive wire redemption proceeds, it is necessary to send a written request (with a guaranteed signature as described above, to Compass Capital Funds c/o PFPC, P.O. Box 8907, Wilmington, Delaware 19899-8907.

Compass Capital reserves the right to refuse a telephone redemption if it be-lieves it advisable to do so. The Fund, the Administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Compass Capital, the Administrators and the Distributor will not be liable for any loss, liability, cost or expense for acting upon telephone instructions reasonably believed to be genuine in accordance with such procedures.

Compass Capital offers a Systematic Withdrawal Plan ("SWP") which may be used by investors who wish to receive regular distributions from their accounts. Upon commencement of the SWP, the account must have a current value of $10,000 or more in a Portfolio. Shareholders may elect to receive automatic cash pay-ments of $100 or more either monthly, every other month, quarterly, three times a year, semi-annually, or annually. Automatic withdrawals are normally proc-essed on the 25th day of the applicable month or, if such day is not a Business Day, on the next Business Day and are paid promptly thereafter. An investor may utilize the SWP by completing the SWP Application Form which may be obtained from PFPC.

Shareholders should realize that if withdrawals exceed income dividends their invested principal in the account will be depleted. To participate in the SWP, shareholders must have their dividends automatically reinvested. Shareholders may change or cancel the SWP at any time, upon written notice to PFPC.

How Is Net Asset Value Calculated?
--------------------------------------------------------------------------------

Net asset value is calculated separately for Service Shares of each Portfolio as of the close of regular trading hours on the NYSE (currently 4:00 p.m. East-ern Time) on each Business Day by dividing the value of all securities and other assets owned by a Portfolio that are allocated to its Service Shares, less the liabilities charged to its Service Shares, by the number of its Serv-ice Shares that are outstanding.

Most securities held by a Portfolio are priced based on their market value as determined by reported sales prices or the mean between their bid and asked prices. Portfolio securities which are primarily traded on foreign securities exchanges are normally valued at the preceding closing values of such securi-ties on their respective exchanges. Securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Board of Trustees. The amortized cost method of valuation will also be used with respect to debt obligations with sixty days or less remaining to maturity unless a Portfolio's sub-adviser under the supervision of the Board of Trustees determines such method does not repre-sent fair value.

How Frequently Are Dividends And Distributions Made To Investors?
--------------------------------------------------------------------------------

Each Portfolio will distribute substantially all of its net investment income and net realized capital gains, if any, to shareholders. All distributions are reinvested at net asset value in the form of additional full and fractional Service Shares of the relevant Portfolio unless a shareholder elects otherwise. Such election, or any revocation thereof, must be made in writing to PFPC, and will become effective with respect to dividends paid after its receipt by PFPC. Each Portfolio declares a dividend each day on "settled" shares (i.e. shares for which the particular Portfolio has received payment in Federal funds) on the first Business Day after a purchase order is placed with the Fund. Payments by check are normally converted to Federal funds within two Business Days of receipt. Over the course of a year, substantially all of the Portfolios' net investment income will be declared as dividends. The amount of the daily divi-dend for each Portfolio will be based on periodic projections of its net in-vestment income. All dividends are paid within ten days after the end of each month. Net realized capital gains (including net short-term capital gains), if any, will be distributed by each Portfolio at least annually.

How Are Fund Distributions Taxed?
--------------------------------------------------------------------------------

Each Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. If a Portfolio qualifies, it generally will be relieved of Federal income tax on amounts dis-tributed to shareholders, but shareholders, unless otherwise exempt, will pay income or capital gains taxes on distributions (except distributions that are "exempt interest dividends" or are treated as a return of capital), whether the distributions are paid in cash or reinvested in additional shares.

Distributions paid out of a Portfolio's "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), if any, will be taxed to shareholders as long-term capital gain, regardless of the length of time a shareholder holds shares. All other distributions, to the extent taxable, are taxed to shareholders as ordinary income.

Each Tax-Free Portfolio intends to pay substantially all of its dividends as "exempt interest dividends." However, taxpayers are required to report the re-ceipt of "exempt interest dividends" on their Federal income tax returns, and in two circumstances such amounts, while exempt from regular Federal income tax, are taxable to persons subject to alternative minimum and environmental taxes. First, "exempt interest dividends" derived from certain private activity bonds issued after August 7, 1986 generally will constitute an item of tax preference for corporate and non-corporate taxpayers in determining alternative minimum and environmental tax liability. Second, "exempt interest dividends" must be taken into account by corporate taxpayers in determining certain ad-justments for alternative minimum and environmental tax purposes. Shareholders who are recipients of Social Security Act or Railroad Retirement Act benefits should note that "exempt interest dividends" will be taken into account in de-termining the taxability of their benefit payments.

Each Tax-Free Portfolio will determine annually the percentages of its net in-vestment income which are exempt from the regular Federal income tax, which constitute an item of tax preference for Federal alternative minimum tax pur-poses, and which are fully taxable. These percentages will apply uniformly to all distributions declared from net investment income during that year and may differ significantly from the actual percentages for any particular day.

Compass Capital will send written notices to shareholders annually regarding the tax status of distributions made by each Portfolio. Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in those months will be deemed to have been received by the shareholders on December 31 of such year, if the dividends are paid during the following January.

An investor considering buying shares on or just before a dividend record date should be aware that the amount of the forthcoming dividend payment, although in effect a return of capital, will be taxable.

A taxable gain or loss may be realized by a shareholder upon the redemption, transfer or exchange of shares depending upon their tax basis and their price at the time of redemption, transfer or exchange. Any loss upon the sale or exchange of shares held for six months or less will be disallowed for Federal income tax purposes to the extent of any exempt interest dividends received by the shareholder. For the Ohio Tax-Free Income Portfolio, the loss will be disallowed for Ohio income tax purposes to the same extent, even though, for Ohio income tax purposes, some portion of such dividends actually may have been subject to Ohio income tax.

It is expected that dividends and certain interest income earned by the Inter-national Bond Portfolio from foreign securities will be subject to foreign withholding taxes or other taxes. So long as more than 50% of the value of the Portfolio's total assets at the close of a taxable year consists of stock or securities of foreign corporations, the Portfolio may elect, for U.S. Federal income tax purposes, to treat certain foreign taxes paid by it, including gen-erally any withholding taxes and other foreign income taxes, as paid by its shareholders. The Portfolio intends to make this election. As a result, the amount of such foreign taxes paid by the Portfolio will be included in its shareholders' income pro rata (in addition to taxable distributions actually received by them), and each shareholder generally will be entitled either (a) to credit a proportionate amount of such taxes against U.S. Federal income tax liabilities, or (b) if a shareholder itemizes deductions, to deduct such pro-portionate amounts from U.S. income.

This is not an exhaustive discussion of applicable tax consequences, and in-vestors may wish to contact their tax advisers concerning investments in the Portfolios. Except as discussed below, dividends paid by each Portfolio may be taxable to investors under state or local law as dividend income even though all or a portion of the dividends may be derived from interest on obligations which, if realized directly, would be exempt from such income taxes. In addi-tion, future legislative or administrative changes or court decisions may mate-rially affect the tax consequences of investing in a Portfolio. Shareholders who are non-resident alien individuals, foreign trusts or estates, foreign cor-porations or foreign partnerships may be subject to different U.S. Federal in-come tax treatment.

PENNSYLVANIA TAX CONSIDERATIONS. Income received by a shareholder attributable to interest realized by the Pennsylvania Tax-Free Income Portfolio from Penn-sylvania Municipal Obligations or attributable to insurance proceeds on account of such interest, is not taxable to individuals, estates or trusts under the Personal Income Tax (in the case of insurance proceeds, to the extent they are exempt for Federal Income Tax purposes); to corporations under the Corporate Net Income Tax (in the case of insurance proceeds, to the extent they are ex-empt for Federal Income Tax purposes); nor to individuals under the Philadel-phia School District Net Investment Income Tax ("School District Tax").

Income received by a shareholder attributable to gain on the sale or other dis-position by the Pennsylvania Tax-Free Income Portfolio of Pennsylvania Munici-pal Obligations is taxable under the Personal Income Tax, the Corporate Net In-come Tax, and, unless these assets were held by the Pennsylvania Tax-Free In-come Portfolio for more than six months, the School District Tax.

To the extent that gain on the disposition of a share represents gain realized on Pennsylvania Municipal Obligations held by the Pennsylvania Tax-Free Income Portfolio, such gain may be subject to the Personal Income Tax and Corporate Net Income Tax. Such gain may also be subject to the School District Tax, ex-cept that gain realized with respect to a share held for more than six months is not subject to the School District Tax.

This discussion does not address the extent, if any, to which shares, or inter-est and gain thereon, is subject to, or included in the measure of, the special taxes imposed by the Commonwealth of Pennsylvania on banks and other financial institutions or with respect to any privilege, excise, franchise or other tax imposed on business entities not discussed above (including the Corporate Capi-tal Stock/Foreign Franchise Tax).

Shareholders of the Pennsylvania Tax-Free Income Portfolio are not subject to the Pennsylvania County Personal Property Tax to the extent that the Portfolio is comprised of Pennsylvania Municipal Obligations and Federal obligations (if the interest on such obligations is exempt from state and local taxation under the laws of the United States).

NEW JERSEY TAX CONSIDERATIONS. It is anticipated that substantially all divi-dends paid by the New Jersey Tax-Free Income Portfolio will not be subject to New Jersey personal income tax. In accordance with the provisions of New Jersey law as currently in effect, distributions paid by a "qualified investment fund" will not be subject to the New Jersey personal income tax to the extent that the distributions are attributable to income received as interest or gain from New Jersey State-Specific Obligations, or as interest or gain from direct U.S. Government obligations. Distributions by a qualified investment fund that are attributable to most other sources will be subject to the New Jersey personal income tax. To be classified as a qualified investment fund, at least 80% of the Portfolio's investments must consist of New Jersey State-Specific Obliga-tions or direct U.S. Government obligations; it must have no investments other than interest-bearing obligations, obligations issued at a discount, and cash and cash items (including receivables); and it must satisfy certain reporting obligations and provide certain information to its shareholders. Shares of the Portfolio are not subject to property taxation by New Jersey or its political subdivisions.

The New Jersey personal income tax is not applicable to corporations. For all corporations subject to the New Jersey Corporation Business Tax, dividends and distributions from a "qualified investment fund" are included in the net income tax base for purposes of computing the Corporation Business Tax. Furthermore, any gain upon the redemption or sale of shares by a corporate shareholder is also included in the net income tax base for purposes of computing the Corpora-tion Business Tax.

OHIO TAX CONSIDERATIONS. Individuals and estates that are subject to Ohio per-sonal income tax or municipal or school district income taxes in Ohio will not be subject to such taxes on distributions from the Ohio Tax-Free Income Portfo-lio to the extent that such distributions are properly attributable to interest on Ohio Municipal Obligations or obligations issued by the U.S. Government, its agencies, instrumentalities or territories (if the interest on such obligations is exempt from state income taxation under the laws of the United States) ("U.S. Obligations"), if (a) the Portfolio continues to qualify as a regulated investment company for Federal income tax purposes and (b) at all times at least 50% of the value of the total assets of the Portfolio consists of Ohio Municipal Obligations or similar obligations of other states or their subdivi-sions. Corporations that are subject to the Ohio corporation franchise tax will not have to include distributions from the Ohio Tax-Free Income Portfolio in their net income base for purposes of calculating their Ohio corporation fran-chise tax liability to the extent that such distributions either constitute ex-empt-interest dividends for Federal income tax purposes or are properly attrib-utable to interest on Ohio Municipal Obligations or U.S. Obligations. However, Shares of the Ohio Tax-Free Income Portfolio will be included in a corpora-tion's net worth base for purposes of calculating the Ohio corporation fran-chise tax. Distributions properly attributable to gain on the sale, exchange or other disposition of Ohio Municipal Obligations will not be subject to the Ohio personal income tax, or municipal or school district income taxes in Ohio and will not be included in the net income base of the Ohio corporation franchise tax. Distributions attributable to other sources will be subject to the Ohio personal income tax and the Ohio corporation franchise tax.

How Is The Fund Organized?
--------------------------------------------------------------------------------

The Fund was organized as a Massachusetts business trust on December 22, 1988 and is registered under the 1940 Act as an open-end management investment com-pany. On January 12, 1996 the Fund changed its name from The PNC(R) Fund to Compass Capital FundsSM. The Declaration of Trust authorizes the Board of Trustees to classify and reclassify any unissued shares into one or more clas-ses of shares. Pursuant to this authority, the Trustees have authorized the is-suance of an unlimited number of shares in thirty investment portfolios. Each Portfolio, except the Intermediate Bond, Managed Income and Ohio Tax-Free In-come Portfolios, offers five separate classes of shares--Institutional Shares, Service Shares, Investor A Shares, Investor B Shares and Investor C Shares. The Intermediate Bond, Managed Income and Ohio Tax-Free Income Portfolios each of-fer Institutional Shares, Service Shares and Investor A Shares and, in addi-tion, the Ohio Tax-Free Income Portfolio offers Investor B Shares. This pro-spectus relates only to Service Shares of the ten Portfolios described herein.

Shares of each class bear their pro rata portion of all operating expenses paid by a Portfolio, except transfer agency fees and amounts payable under the Fund's Distribution and Service Plan. In addition, each class of Investor Shares is sold with different sales charges. Because of these "class expenses" and sales charges, the performance of a Portfolio's Institutional Shares is ex-pected to be higher than the performance of the Portfolio's Service Shares, and the performance of both the Institutional Shares and Service Shares of a Port-folio is expected to be higher than the performance of the Portfolio's classes of Investor Shares. In addition, the performance of each class of Investor Shares may be different. The Fund offers various services and privileges in connection with its Investor Shares that are not generally offered in connec-tion with its Institutional and Service Shares, including an automatic invest-ment plan and an automatic withdrawal plan. For further information regarding the Fund's Institutional or Investor Share classes, contact PFPC at (800) 441-7764 (Institutional Shares) or (800) 441-7762 (Investor Shares).

Each share of a Portfolio has a par value of $.001, represents an interest in that Portfolio and is entitled to the dividends and distributions earned on that Portfolio's assets that are declared in the discretion of the Board of Trustees. The Fund's shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held, and will vote in the aggregate and not by class, except where otherwise required by law or as determined by the Board of Trustees. The Fund does not currently intend to hold annual meetings of shareholders for the election of trustees (except as required under the 1940 Act). For a further discussion of the voting rights of shareholders, see "Additional Information Concerning Shares" in the Statement of Additional Information.

On      , 1996, PNC Bank held of record approximately  % of the Fund's out-
standing shares, as trustee on behalf of individual and institutional invest-ors, and may be deemed a controlling person of the Fund under the 1940 Act. PNC Bank is a subsidiary of PNC Bank Corp., a multi-bank holding company.

How Is Performance Calculated?
--------------------------------------------------------------------------------
Performance information for Service Shares of the Portfolios may be quoted in advertisements and communications to shareholders. Total return will be calcu-lated on an average annual total return basis for various periods. Average an-nual total return reflects the average annual percentage change in value of an investment in Service Shares of a Portfolio over the measuring period. Total return may also be calculated on an aggregate total return basis. Aggregate to-tal return reflects the total percentage change in value over the measuring pe-riod. Both methods of calculating total return assume that dividend and capital gain distributions made by a Portfolio with respect to its Service Shares are reinvested in Service Shares.

The yield of Service Shares is computed by dividing the Portfolio's net income per share allocated to its Service Shares during a 30-day (or one month) period by the net asset value per share on the last day of the period and annualizing the result on a semi-annual basis. Each Tax-Free Portfolio's "tax-equivalent yield" may also be quoted, which shows the level of taxable yield needed to produce an after-tax equivalent to a Portfolio's tax-free yield. This is done by increasing the Portfolio's yield (calculated above) by the amount necessary to reflect the payment of Federal and/or state income tax at a stated tax rate.

The performance of a Portfolio's Service Shares may be compared to the perfor-mance of other mutual funds with similar investment objectives and to relevant indices, as well as to ratings or rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a Portfolio's Service Shares may be com-pared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Weisenberger Investment Company Service, and with the performance of the Lehman GMNA Index, the T-Bill Index, the "stocks, bonds and inflation index" published annually by Ibbotson Associates and the Lehman Gov-ernment Corporate Bond Index, as well as the benchmarks attached to this Pro-spectus. Performance information may also include evaluations of the Portfolios and their Service Shares published by nationally recognized ranking services, and information as reported in financial publications such as Business Week, Fortune, Institutional Investor, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or re-gional nature.

In addition to providing performance information that demonstrates the actual yield or return of Service Shares of a particular Portfolio, a Portfolio may provide other information demonstrating hypothetical investment returns. This information may include, but is not limited to, illustrating the compounding effects of dividends in a dividend reinvestment plan or the impact of tax-de-ferred investing.

Performance quotations for shares of a Portfolio represent past performance and should not be considered representative of future results. The investment re-turn and principal value of an investment in a Portfolio will fluctuate so that an investor's Service Shares, when redeemed, may be worth more or less than their original cost. Since performance will fluctuate, performance data for Service Shares of a Portfolio cannot necessarily be used to compare an invest-ment in such shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Performance is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses and market conditions. Any fees charged by brokers or other institu-tions directly to their customer accounts in connection with investments in Service Shares will not be included in the Portfolio performance calculations.

How Can I Get More Information?
--------------------------------------------------------------------------------
We believe that it is essential for shareholders to have access to information regarding their investment 24 hours a day, 7 days a week. The COMPASS CAPITAL FUNDS have an investor information line that can provide such access.

In addition to account information, other sources of information regarding each COMPASS CAPITAL Portfolio and its portfolio holdings, strategy and current div-idend and performance levels are available.

By selecting the appropriate source of information as listed below, investors can receive additional information on the COMPASS CAPITAL Portfolios by either using a toll-free number or through electronic access:

For Performance and Portfolio Management Questions dial (800) FUTURE4.

For Information Related to Share Purchases and Redemptions call COMPASS CAPITAL FUNDS at (800) 441-7450.

For Questions about Shareholder Accounts and Balances held directly at the Fund, call (800) 441-7764.

Information is also available on the Internet through the World Wide Web. Shareholders and investment professionals may access portfolio information, portfolio manager updates and market data by accessing http://www.compassfunds.com.

                                    APPENDIX

    COMPASS CAPITAL            PERFORMANCE
       PORTFOLIO                BENCHMARK                         DESCRIPTION
Low Duration Bond        Merrill 1-3 Year         Treasuries with maturities ranging from 1
                         Treasury Index           to 2.99 years
Intermediate Government  Lehman Brothers          Treasury and agency issues in the Lehman
Bond                     Intermediate Government  Aggregate, excluding maturities above 9.99 years
Intermediate Bond        Lehman Brothers          Treasury, agency and corporate issues in
                         Intermediate Gov't/Corp  the Lehman Aggregate, excluding maturities above 9.99 years
Core Bond                Lehman Aggregate         The Lehman Aggregate contains issues that
                                                  meet the following criteria:
                                                  . At least $100 million par amount
                                                    outstanding for entry and exit
                                                  . Rated investment grade (at least Baa-3)
                                                    by Moody's or S&P (if not rated by
                                                    Moody's)
                                                  . At least one year at maturity
                                                  . Coupon must have a fixed rate
                                                  . Excludes CMOs, ARMs, manufactured homes,
                                                    non-agency bonds, buydowns, graduated
                                                    equity mortgages, project loans and non-
                                                    conforming ("jumbo") mortgages
                                                  . As of June 1995, the composition of the
                                                    Lehman Brothers Aggregate Index is:
                                                  54% allocation to Treasury and government
                                                  securities
                                                  28% allocation to mortgage-backed
                                                  securities
                                                  18% allocation to corporate and asset-
                                                  backed securities
Managed Income           Salomon BIG              Very similar to the Lehman Aggregate, the
                                                  Salomon BIG is a market-weighted index
                                                  comprised of U.S. Treasury, government-
                                                  sponsored, investment grade corporate (Baa-
                                                  3/BBB- or better), mortgage- and asset-
                                                  backed securities.
                                                  . Issues comprising the index have an
                                                    average life of at least 1 year, with no
                                                    maximum maturity
                                                  . Corporate and government-sponsored issues
                                                    have a minimum face amount of $100
                                                    million to qualify for entry, and a
                                                    minimum of $75 million face amount to
                                                    exit
                                                  . Treasury and mortgage issues have a
                                                    minimum face amount of $1 billion for
                                                    both entry and exit
                                                  . Excludes CMOs, ARMs, manufactured homes,
                                                    non-agency bonds, buydowns, graduated
                                                    equity mortgages, project loans and non-
                                                    conforming ("jumbo") mortgages
                                                  . As of June 1995, the composition of the
                                                    Index is:
                                                  53% allocation to Treasury and government
                                                  securities
                                                  29% allocation to mortgage-backed
                                                  securities
                                                  18% allocation to corporate and asset-
                                                  backed securities
International Bond       Salomon Non-U.S. Hedged  A market-capitalization weighted benchmark
                         World Government Bond    that tracks the performance of the 13
                         Index                    Government bond markets of Australia,
                                                  Austria, Belgium, Canada, Denmark, France,
                                                  Germany, Italy, Japan, the Netherlands,
                                                  Spain, Sweden and the United Kingdom. The
                                                  currency-hedged return is computed by using
                                                  a rolling one-month forward exchange
                                                  contract as a hedging instrument.
Tax-Free Income          Lehman Municipal Bond    All of the bonds in the following Municipal
                         Index                    Indices possess the following
                                                  characteristics:
                                                  . A minimum credit rating of Baa-3
                                                  . Outstanding par value of at least $3
                                                    million
                                                  . Must be issued as part of a deal of at
                                                    least $50 million
                                                  . Individual bonds must have been issued
                                                    within the last 5 years
                                                  . Remaining maturity of not less than one
                                                    year
                                                  Excludes bonds subject to the alternative
                                                  minimum tax (AMT), taxable municipal bonds,
                                                  and floating-rate or zero coupon municipal
                                                  bonds
Pennsylvania Tax-Free    Lehman Local GO Index    Local general obligation bonds
Income
New Jersey Tax-Free      Lehman Local GO Index    Local general obligation bonds
Income
Ohio Tax-Free Income     Lehman Local GO Index    Local general obligation bonds

The Compass Capital Funds
--------------------------------------------------------------------------------
NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTA-TIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL IN-FORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING
MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PRO-SPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN
ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                               -----------------

LOW DURATION BOND PORTFOLIO

INTERMEDIATE GOVERNMENT BOND PORTFOLIO

INTERMEDIATE BOND PORTFOLIO

CORE BOND PORTFOLIO

MANAGED INCOME PORTFOLIO

INTERNATIONAL BOND PORTFOLIO

TAX-FREE INCOME PORTFOLIO

PENNSYLVANIA TAX-FREE INCOME PORTFOLIO

NEW JERSEY TAX-FREE INCOME PORTFOLIO

OHIO TAX-FREE INCOME PORTFOLIO


                                    THE BOND
                                   PORTFOLIOS

                                 SERVICE SHARES



                                   Prospectus

                              January 1, 1997

                           COMPASS CAPITAL FUNDS/SM/
                    (INVESTOR A AND INVESTOR B SHARES OF THE
           LOW DURATION BOND PORTFOLIO, INTERMEDIATE GOVERNMENT BOND
      PORTFOLIO, INTERMEDIATE BOND PORTFOLIO, GOVERNMENT INCOME PORTFOLIO,
  MANAGED INCOME PORTFOLIO, CORE BOND PORTFOLIO, INTERNATIONAL BOND PORTFOLIO,
       TAX-FREE INCOME PORTFOLIO, PENNSYLVANIA TAX-FREE INCOME PORTFOLIO,
                 OHIO TAX-FREE INCOME PORTFOLIO AND NEW JERSEY
                           TAX-FREE INCOME PORTFOLIO)
                             CROSS REFERENCE SHEET



FORM N-1A ITEM                                     LOCATION
--------------                                     --------

      PART A                                       PROSPECTUS

1.    Cover page.............................      Cover Page

2.    Synopsis...............................      What Are The Expenses Of The
                                                   Portfolios?

3.    Condensed Financial Information........      What Are The Portfolios'
                                                   Financial Highlights?

4.    General Description of Registrant......      Cover Page; What Are The
                                                   Portfolios?; What Additional
                                                   Investment Policies Apply?;
                                                   What Are The Portfolios'
                                                   Fundamental Investment
                                                   Limitations?

5.    Management of the Fund.................      Who Manages The Fund?

5A.   Managements Discussion of Fund
        Performance..........................      Inapplicable

6.    Capital Stock and Other Securities.....      How Frequently Are Dividends
                                                   And Distributions Made To
                                                   Investors?; How Are Fund
                                                   Distributions Taxed?; How Is
                                                   The Fund Organized?

7.    Purchase of Securities Being Offered...      How Are Shares Purchased And
                                                   Redeemed?; How Is Net Asset
                                                   Value Calculated?; How Is The
                                                   Fund Organized?

8.    Redemption or Repurchase...............      How Are Shares Purchased and
                                                   Redeemed?

9.    Legal Proceedings......................      Inapplicable

The Bond Portfolios Investor Shares
                                                           January 1, 1997
-------------------------------------------------------------------------------

                 Compass Capital Funds SM ("Compass Capital" or the "Fund") consist of thirty investment portfolios. This Prospectus describes the Investor Shares of eleven of those portfolios (the "Portfolios"):

                  Low Duration Bond Portfolio
                  Intermediate Government Bond Portfolio
                  Intermediate Bond Portfolio
                  Core Bond Portfolio
                  Government Income Portfolio
                  Managed Income Portfolio
                  International Bond Portfolio
                  Tax-Free Income Portfolio
                  Pennsylvania Tax-Free Income Portfolio
                  New Jersey Tax-Free Income Portfolio
                  Ohio Tax-Free Income Portfolio

                 This Prospectus contains information that a prospective in-vestor needs to know before investing. Please keep it for fu-ture reference. A Statement of Additional Information dated January 1, 1997 has been filed with the Securities and Ex-change Commission (the "SEC"). The Statement of Additional Information may be obtained free of charge from the Fund by calling (800) 441-7762. The Statement of Additional Informa-tion, as supplemented from time to time, is incorporated by reference into this Prospectus.

                 SHARES OF THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, PNC BANK, NATIONAL ASSOCIATION OR ANY OTHER BANK AND ARE NOT INSURED BY, GUARANTEED BY, OB-LIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RE-SERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENTS IN THE PORTFOLIOS INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURI-TIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CON-TRARY IS A CRIMINAL OFFENSE. SHARES OF THE STATE-SPECIFIC TAX-FREE PORTFOLIOS ARE INTENDED ONLY FOR RESIDENTS OF THE RESPECTIVE STATES INDICATED.

The Bond Portfolios Of Compass Capital Funds
--------------------------------------------------------------------------------

              The Bond Portfolios of COMPASS CAPITAL FUNDS consist of eleven investment portfolios that provide investors with a broad spec-trum of investment alternatives within the fixed income sector. Seven of these Portfolios invest in taxable bonds, and four of these Portfolios invest in tax-exempt bonds. A detailed descrip-tion of each Portfolio begins on page 23.

              COMPASS        PERFORMANCE     LIPPER PEER GROUP
              CAPITAL        BENCHMARK
              PORTFOLIO


                                             Short U.S. Government

                             Merrill 1-3
                              Year
              Low Duration    Treasury
               Bond           Index
               (previously
               called the
               Short
               Government
               Bond
               Portfolio)

                                             Intermediate U.S. Government
                                             Intermediate Government/Corporate


                                             Intermediate Investment Grade
                             Lehman           Debt
                              Brothers       General U.S. Government
                              Intermediate
                              Government

                                             Corporate Debt A-Rated
                             Lehman
                              Brothers
                              Intermediate
                              Government/Corporate
                                             General World Income


              Intermediate
               Government
               Bond          Lehman
                              Aggregate

                                             General Municipal Debt

              Intermediate                   PA Municipal Debt
               Bond

                                             NJ Municipal Debt

                             Lehman          OH Municipal Debt
                              Mortgage/10
                              Year
                              Treasury

              Core Bond


              Government     Salomon BIG
               Income        Salomon Non-
                              U.S. Hedged
                              World
                              Government
                              Bond Index

              Managed
               Income

              International
               Bond          Lehman
                              Municipal
                              Bond Index
              Tax-Free       Lehman Local
               Income         GO Index

              PA Tax-Free    Lehman Local
               Income         GO Index
              NJ Tax-Free    Lehman Local
               Income         GO Index
              OH Tax Free
               Income

              PNC Asset Management Group, Inc. ("PAMG") serves as the Fund's investment adviser. BlackRock Financial Management, Inc. ("BlackRock") serves as sub-adviser to each Portfolio except the International Bond Portfolio, which is sub-advised by Morgan Grenfell Investment Services Limited ("Morgan Grenfell").


UNDERSTANDING This Prospectus has been crafted to provide detailed, accurate
THE COMPASS   and comprehensive information on the Compass Capital Portfolios.
CAPITAL       We intend this document to be an effective tool as you explore
BOND          different directions in fixed income investing. You may wish to
PORTFOLIOS    use the table of contents on page 5 to find descriptions of the
              Portfolios, including their investment objectives, portfolio management styles, risks and charges and expenses.

CONSIDERING      There can be no assurance that any mutual fund will achieve
THE RISKS IN     its investment objective. Some or all of the Portfolios may
BOND INVESTING   purchase mortgage-related, asset-backed, foreign and illiquid securities; enter into repurchase and reverse repurchase agreements and engage in leveraging techniques; lend portfo-lio securities to third parties; and enter into futures con-tracts and options. Each of the Pennsylvania, New Jersey and Ohio Tax-Free Income Portfolios (the "State-Specific Tax-Free
                 Portfolios") concentrates in the securities of issuers lo-cated in a particular state, and is non-diversified, which means that its performance may be dependent upon the perfor-mance of a smaller number of securities than the other Port-folios, which are considered diversified. See "What Addi-tional Investment Policies And Risks Apply?"

INVESTING IN     For information on how to purchase and redeem shares of the
THE COMPASS      Portfolios, see "How Are Shares Purchased" and "How Are
CAPITAL FUNDS    Shares Redeemed?"

Asking The Key Questions
--------------------------------------------------------------------------------

                                                                          PAGE
            What Are The Expenses Of The Portfolios?.....................   6
            What Are The Portfolios' Financial Highlights?...............  11
            What Are The Portfolios?.....................................  23
            What Are The Differences Among The Portfolios?...............  24
            What Types Of Securities Are In The Portfolios?..............  25
            What Are The Portfolios' Fundamental Investment
             Limitations?................................................  26
            What Additional Investment Policies And Risks Apply?.........  27
            Who Manages The Fund?........................................  40
            What Pricing Options Are Available To Investors?.............  46
            What Are The Key Considerations In Selecting A Pricing
             Option?.....................................................  48
            How Are Shares Purchased?....................................  49
            How Are Shares Redeemed?.....................................  51
            What Are The Shareholder Features Of The Fund?...............  53
            What Is The Schedule Of Sales Charges And Exemptions?........  56
            How Is Net Asset Value Calculated?...........................  62
            How Frequently Are Dividends And Distributions Made To
             Investors?..................................................  63
            How Are Fund Distributions Taxed?............................  64
            How Is The Fund Organized?...................................  68
            How Is Performance Calculated?...............................  69
            How Can I Get More Information?..............................  71

What Are The Expenses Of The Portfolios?
-------------------------------------------------------------------------------

Below is a summary of the annual operating expenses incurred by Investor Shares of the Portfolios for the fiscal year ended September 30, 1996 as a percentage of average daily net assets. The figures shown for the Low Duration Bond, Core Bond, International Bond and New Jersey Tax-Free Income Portfolios have been restated to reflect current expenses and fee waivers. An example based on the summary is also shown.

                                    LOW                INTERMEDIATE       INTERMEDIATE
                               DURATION BOND          GOVERNMENT BOND         BOND
                                 PORTFOLIO               PORTFOLIO         PORTFOLIO+
                          INVESTOR A  INVESTOR B  INVESTOR A  INVESTOR B   INVESTOR A
SHAREHOLDER TRANSACTION
 EXPENSES
Maximum Front-End Sales
 Charge(/1/)
 (as a percentage of
 offering price)                 3.0%        None        4.0%        None          4.0%
Maximum Deferred Sales
 Charge(/1/)(/2/)
 (as a percentage of
 offering price)                 None        4.5%        None        4.5%          None
Sales Charge on
 Reinvested Dividends            None        None        None        None          None
ANNUAL PORTFOLIO
 OPERATING EXPENSES (AS
 A PERCENTAGE OF AVERAGE
 NET ASSETS)
Advisory fees (after fee
 waivers)(/3/)                   .30%        .30%        .30%        .30%          .30%
12b-1 fees(/3/)(/4/)             .00         .75         .00         .75           .00
Other operating expenses
 (after fee
 waivers)(/3/)                   .72         .72         .72         .72           .72
                               ------      ------      ------      ------       -------
 Shareholder servicing
  fee                      .25         .25         .25         .25          .25
 Shareholder processing
  fee                      .15         .15         .15         .15          .15
 Other expenses            .32         .32         .32         .32          .32
                          ----        ----        ----        ----        -----
Total Portfolio
 operating expenses
 (after fee
 waivers)(/3/)                  1.02%       1.77%       1.02%       1.77%         1.02%
                               ======      ======      ======      ======       =======

(1) Reduced front-end sales charges may be available. A deferred sales charge of up to 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more. See "What Is the Schedule of Sales Charges and Ex-emptions?"
(2) This amount applies to redemptions during the first year. The deferred sales charge decreases for redemptions made in subsequent years. No de-ferred sales charge is charged after the sixth year on Investor B Shares. See "What Is the Schedule of Sales Charges and Exemptions?"

(3) "Other expenses" includes the administration fees payable by the Portfo-lios. Without waivers, advisory fees would be .50% and administration fees would be .23% for each class of each Portfolio. PAMG and the Portfolios' administrators are under no obligation to waive fees or reimburse ex-penses, but have informed the Fund that they expect to waive fees and re-imburse expenses during the remainder of the current fiscal year as neces-sary to maintain the Portfolios' total operating expenses at the levels set forth in the table. Without waivers, "Other operating expenses" would be: (i) .80%, .80% and .82%, respectively, for Investor A Shares; and (ii) .80% and .80%, respectively, for Investor B shares; and "Total Portfolio operating expenses" would be: (iii) 1.30%, 1.30% and 1.32%, respectively, for Investor A Shares; and (iv) 2.06% and 2.05%, respectively, for In-vestor B Shares. The Portfolios do not expect to incur any 12b-1 fees with respect to Investor A Shares (otherwise payable at the maximum rate of .10%) during the current fiscal year.
(4) Investors with a long-term perspective may prefer Investor A Shares, as described under "What Are The Key Considerations In Selecting A Pricing Option?" on page 48. Investor A Shares do not currently pay 12b-1 fees. Long-term investors in Investor B Shares (as well as investors in Investor A Shares if 12b-1 fees are charged in the future) may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc. ("NASD").
 + The Intermediate Bond Portfolio does not currently offer Investor B Shares.

--------------------------------------------------------------------------------

                                                        GOVERNMENT          MANAGED
                                 CORE BOND                INCOME            INCOME
                                 PORTFOLIO               PORTFOLIO        PORTFOLIO+
                          INVESTOR A  INVESTOR B  INVESTOR A  INVESTOR B  INVESTOR A
SHAREHOLDER TRANSACTION
 EXPENSES
Maximum Front-End Sales
 Charge(/1/)
 (as a percentage of
 offering price)                 4.0%        None        4.5%        None        4.5%
Maximum Deferred Sales
 Charge(/1/)(/2/)
 (as a percentage of
 offering price)                 None        4.5%        None        4.5%        None
Sales Charge on
 Reinvested Dividends            None        None        None        None        None
ANNUAL PORTFOLIO
 OPERATING EXPENSES (AS
 A PERCENTAGE OF AVERAGE
 NET ASSETS)
Advisory fees (after fee
 waivers)(/3/)                   .30%        .30%        .30%        .30%        .35%
12b-1 fees(/3/)(/4/)             .00         .75         .00         .75         .00
Other operating expenses
 (after fee
 waivers)(/3/)                   .72         .72         .72         .72         .70
                               ------      ------      ------      ------      ------
 Shareholder servicing
  fee                      .25         .25         .25         .25         .25
 Shareholder processing
  fee                      .15         .15         .15         .15         .15
 Other expenses            .32         .32         .32         .32         .30
                          ----        ----        ----        ----        ----
Total Portfolio
 operating expenses
 (after fee
 waivers)(/3/)                  1.02%       1.77%       1.02%       1.77%       1.05%
                               ======      ======      ======      ======      ======

(1) Reduced front-end sales charges may be available. A deferred sales charge of up to 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more. See "What Is the Schedule of Sales Charges and Exemp-tions?"
(2) This amount applies to redemptions during the first year. The deferred sales charge decreases for redemptions made in subsequent years. No de-ferred sales charge is charged after the sixth year on Investor B Shares. See "What Is the Schedule of Sales Charges and Exemptions?"

(3) "Other expenses" includes the administration fees payable by the Portfo-lios. Without waivers, advisory fees would be .50% and administration fees would be .23% for each class of each Portfolio. PAMG and the Portfolios' administrators are under no obligation to waive fees or reimburse expenses, but have informed the Fund that they expect to waive fees and reimburse ex-penses during the remainder of the current fiscal year as necessary to maintain the Portfolios' total operating expenses at the levels set forth in the table. Without waivers, "Other operating expenses" would be: (i) .80%, .80% and .81%, respectively, for Investor A Shares; and (ii) .80% and .80%, respectively, for Investor B Shares; and "Total Portfolio operating expenses" would be: (iii) 1.30%, 1.30% and 1.31%, respectively, for In-vestor A Shares; and (iv) 2.05% and 2.05%, respectively, for Investor B Shares. The Portfolios do not expect to incur any 12b-1 fees with respect to Investor A Shares (otherwise payable at the maximum rate of .10%) during the current fiscal year.
(4) Investors with a long-term perspective may prefer Investor A Shares, as de-scribed under "What Are The Key Considerations In Selecting A Pricing Op-tion?" on page 48. Investor A Shares do not currently pay 12b-1 fees. Long-term investors in Investor B Shares (as well as investors in Investor A Shares if 12b-1 fees are charged in the future) may pay more than the eco-nomic equivalent of the maximum front-end sales charges permitted by the rules of the NASD.

 + The Managed Income Portfolio does not currently offer Investor B Shares.

-------------------------------------------------------------------------------

                                                                               PENNSYLVANIA
                            INTERNATIONAL BOND        TAX-FREE INCOME        TAX-FREE INCOME
                                 PORTFOLIO               PORTFOLIO              PORTFOLIO
                          INVESTOR A  INVESTOR B  INVESTOR A  INVESTOR B  INVESTOR A INVESTOR B
SHAREHOLDER TRANSACTION
 EXPENSES
Maximum Front-End Sales
 Charge(/1/)
 (as a percentage of
 offering price)                 5.0%        None        4.0%        None       4.0%        None
Maximum Deferred Sales
 Charge(/1/)(/2/)
 (as a percentage of
 offering price)                 None        4.5%        None        4.5%       None        4.5%
Sales Charge on
 Reinvested Dividends            None        None        None        None       None        None
ANNUAL PORTFOLIO
 OPERATING EXPENSES
 (AS A PERCENTAGE OF
 AVERAGE NET ASSETS)
Advisory fees (after fee
 waivers)(/3/)                   .55%        .55%        .30%        .30%       .30%        .30%
12b-1 fees(/3/)(/4/)             .00         .75         .00         .75        .00         .75
Other operating expenses
 (after fee waivers and
 expense
 reimbursements)(/3/)            .90         .90         .72         .72        .67         .72
                               ------      ------      ------      ------      -----      ------
 Shareholder servicing
  fee                      .25         .25         .25         .25         .25        .25
 Shareholder processing
  fee                      .15         .15         .15         .15         .15        .15
 Other expenses            .50         .50         .32         .32         .27        .32
                          ----        ----        ----        ----        ----       ----
Total Portfolio
 operating expenses
 (after fee waivers and
 expense
 reimbursements)(/3/)           1.45%       2.20%       1.02%       1.77%       .97%       1.77%
                               ======      ======      ======      ======      =====      ======

(1) Reduced front-end sales charges may be available. A deferred sales charge of up to 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more. See "What Is the Schedule of Sales Charges and Ex-emptions?"
(2) This amount applies to redemptions during the first year. The deferred sales charge decreases for redemptions made in subsequent years. No de-ferred sales charge is charged after the sixth year on Investor B Shares. See "What Is the Schedule of Sales Charges and Exemptions?"
(3) "Other expenses" includes the administration fees payable by the Portfo-lios. Without waivers, advisory fees would be .55%, .50% and .50%, respec-tively, and administration fees would be .23% for each class of each Port-folio. In addition, the Expense Summary reflects reimbursements made to the Tax-Free Income Portfolio by the adviser. PAMG and the Portfolios' ad-ministrators are under no obligation to waive fees or reimburse expenses, but have informed the Fund that they expect to waive fees and reimburse expenses during the remainder of the current fiscal year as necessary to maintain the Portfolios' total operating expenses at the levels set forth in the table. Without waivers, "Other operating expenses" would be: (i) .98%, .82% and .77%, respectively, for Investor A Shares; and (ii) .98%, .82% and .82%, respectively, for Investor B Shares; and "Total Portfolio operating expenses" would be: (iii) 1.52%, 1.32% and 1.32%, respectively, for Investor A Shares; and (iv) 2.27%, 2.07% and 2.07%, respectively, for Investor B Shares. The Portfolios do not expect to incur any 12b-1 fees with respect to Investor A Shares (otherwise payable at the maximum rate of .10%) during the current fiscal year.
(4) Investors with a long-term perspective may prefer Investor A Shares, as described under "What Are the Key Considerations in Selecting a Pricing Option?" on page 48. Investor A Shares do not currently pay 12b-1 fees. Long-term investors in Investor B Shares (as well as investors in Investor A Shares if 12b-1 fees are charged in the future) may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the NASD.

--------------------------------------------------------------------------------

                                   NEW JERSEY                 OHIO
                                 TAX-FREE INCOME         TAX-FREE INCOME
                                    PORTFOLIO               PORTFOLIO
                             INVESTOR A  INVESTOR B  INVESTOR A  INVESTOR B
SHAREHOLDER TRANSACTION
 EXPENSES
Maximum Front-End Sales
 Charge(/1/)
 (as a percentage of
 offering price)                    4.0%        None        4.0%        None
Maximum Deferred Sales
 Charge(/1/)(/2/)
 (as a percentage of
 offering price)                    None        4.5%        None        4.5%
Sales Charge on Reinvested
 Dividends                          None        None        None        None
ANNUAL PORTFOLIO OPERATING
 EXPENSES
 (AS A PERCENTAGE OF AVERAGE
 NET ASSETS)
Advisory Fees (after fee
 waivers)(/3/)                      .30%        .30%        .30%        .30%
12b-1 fees(/3/)(/4/)                .00         .75         .00         .75
Other operating expenses
 (after fee waivers)(/3/)           .72         .72         .72         .72
                                  ------      ------      ------      ------
 Shareholder servicing fee    .25         .25         .25         .25
 Shareholder processing fee   .15         .15         .15         .15
 Other expenses               .32         .32         .32         .32
                             ----        ----        ----        ----
Total Portfolio operating
 expenses (after fee
 waivers)(/3/)                     1.02%       1.77%       1.02%       1.77%
                                  ======      ======      ======      ======

(1) Reduced front-end sales charges may be available. A deferred sales charge of up to 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more. See "What Is the Schedule of Sales Charges and Exemp-tions?"
(2) This amount applies to redemptions during the first year. The deferred sales charge decreases for redemptions made in subsequent years. No de-ferred sales charge is charged after the sixth year on Investor B Shares. See "What Is the Schedule of Sales Charges and Exemptions?"

(3) "Other expenses" includes the administration fees payable by the portfo-lios. Without waivers, advisory fees would be .50% and administration fees would be .23% for each class of each Portfolio. PAMG and the Portfolios' administrators are under no obligation to waive fees or reimburse expenses, but have informed the Fund that they expect to waive fees and reimburse ex-penses during the remainder of the current fiscal year as necessary to maintain the Portfolios' total operating expenses at the levels set forth in the table. Without waivers, "Other operating expenses" would be: (i) .85% and .85%, respectively, for Investor A Shares; and (ii) .85% and .85%, respectively, for Investor B Shares; and "Total Portfolio operating ex-penses" would be: (iii) 1.32% and 1.35% for Investor A Shares; and (iv) 2.07% and 2.10% for Investor B Shares. The Portfolios do not expect to in-cur 12b-1 fees with respect to Investor A Shares (otherwise payable at the maximum rate of .10%) during the current fiscal year.
(4) Investors with a long-term perspective may prefer Investor A Shares, as de-scribed under "What Are The Key Considerations In Selecting A Pricing Op-tion?" on page 48. Investor A Shares do not currently pay 12b-1 fees. Long-term investors in Investor B Shares (as well as investors in Investor A Shares if 12b-1 fees are charged in the future) may pay more than the eco-nomic equivalent of the maximum front-end sales charges permitted by the rules of the NASD.

EXAMPLE

An investor in Investor Shares would pay the following expenses on a $1,000 investment assuming (1) 5% annual return, and (2) redemption at the end of each time period:

                                ONE YEAR THREE YEARS FIVE YEARS TEN YEARS
Low Duration Bond Portfolio
 A Shares*                        $40        $61        $ 85      $151
 B Shares (Redemption)**           63         93         119       179***
 B Shares (No Redemption)          18         56          96       179***
Intermediate Government Bond
 Portfolio
 A Shares*                         50         71          94       160
 B Shares (Redemption)**           63         93         119       179***
 B Shares (No Redemption)          18         56          96       179***
Intermediate Bond Portfolio
 A Shares*                         50         71          94       160
Core Bond Portfolio
 A Shares*                         50         71          94       160
 B Shares (Redemption)**           63         93         119       179***
 B Shares (No Redemption)          18         56          96       179***
Government Income Portfolio
 A Shares*                         55         76          99       164
 B Shares (Redemption)**           63         93         119       179***
 B Shares (No Redemption)          18         56          96       179***
Managed Income Portfolio
 A Shares*                         55         77         100       167
International Bond Portfolio
 A Shares*                         64         94         125       215
 B Shares (Redemption)**           67        106         140       234
 B Shares (No Redemption)          22         69         118       234
Tax-Free Income Portfolio
 A Shares*                         50         71          94       160
 B Shares (Redemption)**           63         93         119       179***
 B Shares (No Redemption)          18         56          96       179***
Pennsylvania Tax-Free Income
 Portfolio
 A Shares*                         50         70          91       154
 B Shares (Redemption)**           63         93         119       177***
 B Shares (No Redemption)          18         56          96       177***
New Jersey Tax-Free Income
 Portfolio
 A Shares*                         50         71          94       160
 B Shares (Redemption)**           63         93         119       179***
 B Shares (No Redemption)          18         56          96       179***
Ohio Tax-Free Income Portfolio
 A Shares*                         50         71          94       160
 B Shares (Redemption)**           63         93         119       179***
 B Shares (No Redemption)          18         56          96       179***

 * Reflects the imposition of the maximum front-end sales charge at the begin-ning of the period.
 ** Reflects the deduction of the deferred sales charge.
*** Based on the conversion of the Investor B Shares to Investor A Shares af-ter seven years.

The foregoing Tables and Example are intended to assist investors in under-standing the costs and expenses that an investor in the Portfolios will bear either directly or indirectly. They do not reflect any charges that may be im-posed by brokers or other institutions directly on their customer accounts in connection with investments in the Portfolios.

THE EXAMPLE SHOWN ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE INVESTMENT RETURN OR OPERATING EXPENSES. ACTUAL INVESTMENT RETURN AND OPERAT-ING EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

What Are The Portfolios' Financial Highlights?
--------------------------------------------------------------------------------

              The following financial information has been derived from the financial statements incorporated by reference into the State-ment of Additional Information and has been audited by the Port-folios' independent accountants. This financial information should be read together with those financial statements. Further information about the performance of the Portfolios is available in the Fund's annual shareholder reports. Both the Statement of Additional Information and the annual shareholder reports may be obtained from the Fund free of charge by calling (800) 441-7762. During the periods shown, no Investor B Shares of the Low Dura-tion Bond, Intermediate Government Bond, Intermediate Bond, Core Bond, Managed Income, International Bond, Tax-Free Income and New-Jersey Tax-Free Income Portfolios were outstanding. The In-termediate Bond and Managed Income Portfolios do not currently offer Investor B Shares.

Financial Highlights
--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                       LOW DURATION BOND PORTFOLIO+

              (FORMERLY, THE SHORT GOVERNMENT BOND PORTFOLIO)

                                                    INVESTOR A SHARES
                                            APRIL 1, 1996    JANUARY 13, 1996(*)
                                               THROUGH             THROUGH
                                          SEPTEMBER 30, 1996   MARCH 31, 1996
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period
                                                 ---                 ---
 Net investment income
 Net realized and unrealized loss on
  investments
                                                 ---                 ---
Net increase from investment operations
                                                 ---                 ---
Dividends from net investment income
Distributions from net realized capital
 gains
                                                 ---                 ---
 Total dividends and distributions
                                                 ---                 ---
NET ASSET VALUE, END OF PERIOD
                                                 ===                 ===
Total investment return(***)
RATIOS TO AVERAGE NET ASSETS:
Expenses
Net investment income
SUPPLEMENTAL DATA:
Average net assets (in thousands)
Portfolio turnover
Net assets, end of period (in thousands)

+ This Portfolio commenced operations on July 17, 1992 as the Short Duration Portfolio, a separate investment portfolio (the "Predecessor Low Duration Bond Portfolio") of The BFM Institutional Trust Inc., which was organized as a Maryland business corporation. On January 13, 1996, the assets and liabil-ities of the Predecessor Low Duration Bond Portfolio were transferred to this Portfolio, and were combined with the assets of a pre-existing portfo-lio of investments maintained by the Fund.

(*) Commencement of investment operations of share class.

(**) Annualized.

(***) Sales load not reflected in total return.

--------------------------------------------------------------------------------
(FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                     INTERMEDIATE GOVERNMENT BOND PORTFOLIO
               (FORMERLY, THE INTERMEDIATE GOVERNMENT PORTFOLIO)

                                       INVESTOR A SHARES
                                                                         FOR THE
                                                                          PERIOD
                            YEAR    YEAR        YEAR         YEAR       5/11/92/1/
                            ENDED   ENDED       ENDED        ENDED       THROUGH
                           9/30/96 9/30/95     9/30/94      9/30/93      9/30/92
NET ASSET VALUE AT
 BEGINNING OF PERIOD         $     $ 9.64      $10.60       $10.46        $10.05
                             ---   ------      ------       ------        ------
Income from investment
 operations
 Net investment income               0.55        0.53         0.54          0.24
 Net gain (loss) on
  investments (both
  realized and
  unrealized)                        0.39       (0.87)        0.16          0.41
                             ---   ------      ------       ------        ------
 Total from investment
  operations                         0.94       (0.34)        0.70          0.65
                             ---   ------      ------       ------        ------
LESS DISTRIBUTIONS
 Distributions from net
  investment income                 (0.55)      (0.52)       (0.54)        (0.24)
 Distributions from net
  realized capital gains              - -       (0.10)       (0.02)          - -
                             ---   ------      ------       ------        ------
 Total distributions                (0.55)      (0.62)       (0.56)        (0.24)
                             ---   ------      ------       ------        ------
NET ASSET VALUE AT END OF
 PERIOD                      $     $10.03      $ 9.64       $10.60        $10.46
                             ===   ======      ======       ======        ======
Total return                    %    9.98%/3/   (3.36)%/3/    6.84%/3/      6.64%/3/
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of
  period (in thousands)      $     $9,802      $8,508       $7,666        $1,484
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                   %    0.70%       0.65%        0.76%         0.80%/2/
 Before
  advisory/administration
  fee waivers                   %    1.07%       1.05%        0.84%         0.80%/2/
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers                   %    5.67%       5.24%        5.19%         5.28%/2/
 Before
  advisory/administration
  fee waivers                   %    5.30%       4.84%        5.11%         5.28%/2/
PORTFOLIO TURNOVER RATE         %     247%          9%          80%           38%

/1/Commencement of operations of share class.
/2/Annualized.
/3/Sales load not reflected in total return.

--------------------------------------------------------------------------------
(FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                          INTERMEDIATE BOND PORTFOLIO
                (FORMERLY, THE INTERMEDIATE-TERM BOND PORTFOLIO)

                                                   INVESTOR A SHARES
                                                                    FOR THE
                                                                     PERIOD
                                                YEAR    YEAR       5/20/94/1/
                                                ENDED   ENDED       THROUGH
                                               9/30/96 9/30/95      9/30/94
NET ASSET VALUE AT BEGINNING OF PERIOD           $     $ 9.05        $ 9.23
                                                 ---   ------        ------
Income from investment operations
 Net investment income                                   0.54          0.20
 Net gain (loss) on investments (both realized
  and unrealized)                                        0.38         (0.17)
                                                 ---   ------        ------
 Total from investment operations                        0.92          0.03
                                                 ---   ------        ------
LESS DISTRIBUTIONS
 Distributions from net investment income               (0.54)        (0.21)
 Distributions from net realized capital gains            - -           - -
                                                 ---   ------        ------
 Total distributions                                    (0.54)        (0.21)
                                                 ---   ------        ------
NET ASSET VALUE AT END OF PERIOD                 $     $ 9.43        $ 9.05
                                                 ===   ======        ======
Total return                                            10.35%/3/      0.31%/3/
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of period (in thousands)      $     $  647        $   87
 Ratios of expenses to average net assets
 After advisory/administration fee waivers          %    0.84%         0.85%/2/
 Before advisory/administration fee waivers         %    1.19%         1.28%/2/
 Ratios of net investment income to average
  net assets
 After advisory/administration fee waivers          %    5.89%         5.35%/2/
 Before advisory/administration fee waivers         %    5.55%         4.92%/2/
 PORTFOLIO TURNOVER RATE                            %     262%           92%

/1/Commencement of operations of share class.
/2/Annualized.
/3/Sales load not reflected in total return.

--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                              CORE BOND PORTFOLIO+

                                 INVESTOR A SHARES  INVESTOR B SHARES
                                 FOR THE  FOR THE   FOR THE     FOR THE
                                 PERIOD    PERIOD    PERIOD     PERIOD
                                 4/1/96  1/31/96(*)  4/1/96    3/18/96*
                                 THROUGH  THROUGH   THROUGH     THROUGH
                                 9/30/96  3/31/96   9/30/96     3/31/96
PER SHARE OPERATING
 PERFORMANCE:
Net asset value, beginning of
 period                            $       $ 9.99     $         $     9.58
                                   ---     ------     -------   ----------
 Net investment income                       0.08                     0.01
 Net realized and unrealized
  gains on investments                      (0.38)                    0.03
                                   ---     ------     -------   ----------
Net (decrease) increase from
 investment operations                      (0.30)                    0.04
                                   ---     ------     -------   ----------
Dividends from net investment
 income                                     (0.08)                   (0.01)
Distributions from net realized
 capital gains                                - -
 Total dividends and
  distributions                             (0.08)                     - -
                                   ---     ------     -------   ----------
NET ASSET VALUE, END OF PERIOD     $       $ 9.61     $              $9.61
                                   ===     ======     =======   ==========
Total investment return (***)         %     (2.96)%          %        0.33%
RATIOS TO AVERAGE NET ASSETS:
Expenses (*)                          %      1.02%           %        1.77%(**)
Net investment income                 %      5.43%           %        4.71%(**)
SUPPLEMENTAL DATA:
Average net assets (in
 thousands)                        $       $          $         $
Portfolio turnover                    %       723%           %         723%
Net assets, end of period (in
 thousands)                        $       $   80     $         $       77

+ This Portfolio commenced operations on December 9, 1992 as the Core Fixed Income Portfolio, a separate investment portfolio (the "Predecessor Core Bond Portfolio") of The BFM Institutional Trust Inc., which was organized as a Maryland business corporation. On January 13, 1996, the assets and liabil-ities of the Predecessor Core Bond Portfolio were transferred to this Port-folio, which had no prior operating history.

(*) Commencement of investment operations of share class.

(**) Annualized.

(***) Sales load not reflected in total return.

--------------------------------------------------------------------------------
(FOR AN INVESTOR A SHARE AND INVESTOR B SHARE OUTSTANDING THROUGHOUT EACH
PERIOD)

                          GOVERNMENT INCOME PORTFOLIO

                                  INVESTOR A SHARES    INVESTOR B SHARES
                                           FOR THE                FOR THE
                                           PERIOD                 PERIOD
                                  YEAR   10/03/94/1/     YEAR    10/03/94
                                  ENDED    THROUGH      ENDED     THROUGH
                                 9/30/96   9/30/95     9/30/96    9/30/95
NET ASSET VALUE AT BEGINNING OF
 PERIOD                            $       $10.00           $    $    10.00
                                   ---     ------        ------  ----------
Income from investment
 operations
 Net investment income                       0.55                      0.50
 Net gain (loss) on investments
  (both realized and
  unrealized)                                0.68                      0.68
                                   ---     ------        ------  ----------
 Total from investment
  operations                                 1.23                      1.18
                                   ---     ------        ------  ----------
LESS DISTRIBUTIONS
 Distributions from net
  investment income                         (0.55)                    (0.50)
 Distribution in excess of net
  investment income
 Distributions from net
  realized capital gains                      - -                       - -
 Distributions in excess of net
  realized gains                              - -                       - -
                                   ---     ------        ------  ----------
 Total distributions                        (0.55)                    (0.50)
                                   ---     ------        ------  ----------
NET ASSET VALUE AT END OF
 PERIOD                            $       $10.68           $    $    10.68
                                   ===     ======        ======  ==========
Total return                          %     14.27%/3/          %      13.52%/3/
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of period
  (in thousands)                   $       $2,990        $       $   10,188
 Ratios of expenses to average
  net assets
 After advisory/administration
  fee waivers                         %      0.37%/2/          %       1.05%/2/
 Before advisory/administration
  fee waivers                         %      1.81%/2/          %       2.50%/2/
 Ratios of net investment
  income to average net assets
 After advisory/administration
  fee waivers                         %      6.89%/2/          %       6.17%/2/
 Before advisory/administration
  fee waivers                         %      5.44%/2/          %       4.72%/2/
PORTFOLIO TURNOVER RATE               %       258%             %        258%

/1/Commencement of operations of share class.
/2/Annualized.
/3/Sales load not reflected in total return.

--------------------------------------------------------------------------------
(FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                            MANAGED INCOME PORTFOLIO

                                       INVESTOR A SHARES
                                                                         FOR THE
                                                                          PERIOD
                            YEAR    YEAR        YEAR         YEAR       2/05/92/1/
                            ENDED   ENDED       ENDED        ENDED       THROUGH
                           9/30/96 9/30/95     9/30/94      9/30/93      9/30/92
NET ASSET VALUE AT
 BEGINNING OF PERIOD         $     $  9.79     $ 11.18      $10.74        $10.40
                             ---   -------     -------      ------        ------
Income from investment
 operations
 Net investment income                0.60        0.57        0.66          0.46
 Net gain (loss) on
  investments (both
  realized and
  unrealized)                         0.60       (1.19)       0.57          0.34
                             ---   -------     -------      ------        ------
 Total from investment
  operations                          1.20       (0.62)       1.23          0.80
                             ---   -------     -------      ------        ------
LESS DISTRIBUTIONS
 Distributions from net
  investment income                  (0.60)      (0.60)      (0.66)        (0.46)
 Distribution in excess
  of net investment
  income                             (0.01)      (0.02)        - -           - -
 Distributions from net
  realized capital gains               - -       (0.14)      (0.13)          - -
 Distributions in excess
  of net realized gains                - -       (0.01)        - -           - -
                             ---   -------     -------      ------        ------
 Total distributions                 (0.61)      (0.77)      (0.79)        (0.46)
                             ---   -------     -------      ------        ------
NET ASSET VALUE AT END OF
 PERIOD                      $     $ 10.38     $  9.79      $11.18        $10.74
                             ===   =======     =======      ======        ======
Total return                    %    12.74%/3/   (5.76)%/3/  12.13%/3/      7.86%/3/
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of
  period (in thousands)      $     $11,977     $10,921      $7,252        $1,417
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                   %     1.05%       1.00%       0.84%         0.80%/2/
 Before
  advisory/administration
  fee waivers                   %     1.25%       1.22%       0.88%         0.80%/2/
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers                   %     5.96%       5.66%       6.09%         6.28%/2/
 Before
  advisory/administration
  fee waivers                   %     5.76%       5.44%       6.05%         6.28%/2/
PORTFOLIO TURNOVER RATE         %      203%         61%         72%           56%

/1/Commencement of operations of share class.
/2/Annualized.
/3/Sales load not reflected in total return.

--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                         INTERNATIONAL BOND PORTFOLIO+

                                                               FOR THE
                                                               PERIOD
                                                                   *
                                                               THROUGH
                                                               9/30/96
NET ASSET VALUE AT BEGINNING OF PERIOD                           $
                                                                 ---
Income from investment operations
 Net investment income
 Net (loss) gain on investments (both realized and unrealized)
                                                                 ---
  Total from investment operations
                                                                 ---
LESS DISTRIBUTIONS
 Distributions from net investment income
 Distributions from net realized capital gains
                                                                 ---
 In Excess of Net Realized Gains
  Total distributions
                                                                 ---
NET ASSET VALUE AT END OF PERIOD                                 $
                                                                 ===
Total return***                                                     %
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of period (in thousands)                      $
 Ratios of expenses to average net assets                           %
 Excluding waivers                                                  %
 Ratios of net investment income to average net assets              %
 Excluding waivers                                                  %
PORTFOLIO TURNOVER RATE                                             %

+ This Portfolio commenced operations on July 1, 1991 as the Compass Interna-tional Fixed Income Fund, a separate investment portfolio (the "Predecessor International Bond Portfolio") of Compass Capital Group, which was organized as a Massachusetts business trust. The assets and liabilities of the Prede-cessor International Bond Portfolio were transferred to this Portfolio, which had no prior operating history, on February 13, 1996.

* Commencement of operations of share class.

** Annualized.

***Total return does not reflect sales load.

--------------------------------------------------------------------------------
(FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                           TAX-FREE INCOME PORTFOLIO

                                               INVESTOR A SHARES
                                                                                                 FOR THE
                                                                                                  PERIOD
                            YEAR    YEAR        YEAR         YEAR        YEAR        YEAR       5/14/90/1/
                            ENDED   ENDED       ENDED        ENDED       ENDED       ENDED       THROUGH
                           9/30/96 9/30/95     9/30/94      9/30/93     9/30/92     9/30/91      9/30/90
NET ASSET VALUE AT
 BEGINNING OF PERIOD         $     $10.04      $11.31       $10.60      $10.33      $ 9.91        $10.00
                             ---   ------      ------       ------      ------      ------        ------
Income from investment
 operations
 Net investment income               0.48        0.48         0.55        0.58        0.64          0.25
 Net gain (loss) on
  investments (both
  realized and
  unrealized)                        0.59       (0.93)        0.83        0.49        0.46         (0.11)
                             ---   ------      ------       ------      ------      ------        ------
 Total from investment
  operations                         1.07       (0.45)        1.38        1.07        1.10          0.14
                             ---   ------      ------       ------      ------      ------        ------
LESS DISTRIBUTIONS
 Distributions from net
  investment income                 (0.48)      (0.48)       (0.55)      (0.59)      (0.66)        (0.23)
 Distributions from net
  realized capital gains            (0.02)      (0.34)       (0.12)      (0.21)      (0.02)          - -
                             ---   ------      ------       ------      ------      ------        ------
 Total distributions                (0.50)      (0.82)       (0.67)      (0.80)      (0.68)        (0.23)
                             ---   ------      ------       ------      ------      ------        ------
NET ASSET VALUE AT END OF
 PERIOD                      $     $10.61      $10.04       $11.31      $10.60      $10.33        $ 9.91
                             ===   ======      ======       ======      ======      ======
Total return                    %   10.99%/3/   (4.19)%/3/   13.48%/3/   10.67%/3/   11.40%/3/      1.40%/3/
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of
  period (in thousands)      $     $6,591      $6,972       $7,831      $7,349      $3,510        $4,044
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                   %    1.00%       0.95%        0.57%       0.53%       1.00%         1.00%/2/
 Before
  advisory/administration
  fee waivers                   %    1.78%       2.18%        1.36%       1.67%       1.89%         1.70%/2/
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers                   %    4.74%       4.53%        5.06%       5.56%       6.23%         6.56%/2/
 Before
  advisory/administration
  fee waivers                   %    3.96%       3.30%        4.27%       4.42%       5.34%         5.86%/2/
PORTFOLIO TURNOVER RATE         %      92%         40%          71%         38%         95%           18%

/1/Commencement of operations of share class.
/2/Annualized.
/3/Sales load not reflected in total return.

--------------------------------------------------------------------------------
(FOR AN INVESTOR A SHARE AND INVESTOR B SHARE OUTSTANDING THROUGHOUT EACH
PERIOD)

                     PENNSYLVANIA TAX-FREE INCOME PORTFOLIO

                                   INVESTOR A SHARES                       INVESTOR B SHARES
                                                             FOR THE                FOR THE
                                                              PERIOD                PERIOD
                            YEAR    YEAR        YEAR        12/1/92/1/     YEAR   10/03/94/1/
                            ENDED   ENDED       ENDED        THROUGH       ENDED    THROUGH
                           9/30/96 9/30/95     9/30/94       9/30/93      9/30/96   9/30/95
NET ASSET VALUE AT
 BEGINNING OF PERIOD         $     $  9.82     $ 10.70       $ 10.00        $       $ 9.82
                             ---   -------     -------       -------        ---     ------
Income from investment
 operations
 Net investment income                0.48        0.52          0.42                  0.42
 Net gain (loss) on
  investments (both
  realized and
  unrealized)                         0.51       (0.85)         0.73                  0.51
                             ---   -------     -------       -------        ---     ------
 Total from investment
  operations                          0.99       (0.33)         1.15                  0.93
                             ---   -------     -------       -------        ---     ------
LESS DISTRIBUTIONS
 Distributions from net
  investment income                  (0.48)      (0.52)        (0.42)                (0.42)
 Distributions from net
  realized capital gains               - -       (0.03)        (0.03)                  - -
                             ---   -------     -------       -------        ---     ------
 Total distributions                 (0.48)      (0.55)        (0.45)                (0.42)
                             ---   -------     -------       -------        ---     ------
NET ASSET VALUE AT END OF
 PERIOD                      $     $ 10.33     $  9.82       $ 10.70        $       $10.33
                             ===   =======     =======       =======        ===     ======
Total return                    %    10.30%/3/   (3.06)%/3/    11.69%/3/       %      9.69%/4/
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of
  period (in thousands)      $     $42,775     $46,563       $35,934        $       $4,008
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                   %     0.98%       0.41%         0.07%/2/       %      1.57%/2/
 Before
  advisory/administration
  fee waivers                   %     1.30%       1.01%         0.95%/2/       %      1.89%/2/
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers                   %     4.88%       5.06%         5.19%/2/       %      4.07%/2/
 Before
  advisory/administration
  fee waivers                   %     4.56%       4.46%         4.31%/2/       %      3.75%/2/
PORTFOLIO TURNOVER RATE         %       66%         30%           40%          %        66%

/1/Commencement of operations of share class.
/2/Annualized.
/3/Sales load not reflected in total return.

--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                     NEW JERSEY TAX-FREE INCOME PORTFOLIO+

  INVESTOR A SHARES
                           FOR THE FOR THE
                           PERIOD   PERIOD
                           2/1/96  1/26/96*
                           THROUGH THROUGH
                           9/30/96 1/31/96

NET ASSET VALUE AT
 BEGINNING OF PERIOD         $      $11.54
                             ---    ------
Income from investment
 operations
 Net investment income                 - -
 Net (loss) gain on
  investments (both
  realized and
  unrealized)                         0.07
                             ---    ------
 Total from investment
  operations                          0.07
                             ---    ------
LESS DISTRIBUTIONS
 Distributions from net
  investment income                    - -
 Distributions from net
  realized capital gains               - -
                             ---    ------
 Total distributions                   - -
                             ---    ------
NET ASSET VALUE AT END OF
 PERIOD                      $      $11.61
                             ===    ======
Total return***                 %     0.63%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of
  period (in thousands)      $      $   14
 Ratios of expenses to
  average net assets            %     1.02%*
 Excluding waivers              %     1.36%*
 Ratios of net investment
  income to average net
  assets                        %     2.79%*
 Excluding waivers              %     2.45%*
PORTFOLIO TURNOVER RATE         %       26%

+ This Portfolio commenced operations on July 1, 1991 as the New Jersey Munici-pal Bond Fund, a separate investment portfolio (the "Predecessor New Jersey Tax-Free Income Portfolio") of Compass Capital Group, which was organized as a Massachusetts business trust. On January 13, 1996, the assets and liabili-ties of the Predecessor New Jersey Tax-Free Income Portfolio were transferred to this Portfolio, which had no prior operating history.

* Commencement of operations of share class.

** Annualized.

*** Sales load not reflected in total return.

--------------------------------------------------------------------------------
(FOR AN INVESTOR A SHARE AND INVESTOR B SHARE OUTSTANDING THROUGHOUT EACH
PERIOD)

                         OHIO TAX-FREE INCOME PORTFOLIO

                                   INVESTOR A SHARES*             INVESTOR B SHARES
                                                       FOR THE             FOR THE
                                                        PERIOD             PERIOD
                            YEAR    YEAR     YEAR     12/1/92/1/   YEAR   10/13/94*
                            ENDED   ENDED    ENDED     THROUGH     ENDED   THROUGH
                           9/30/96 9/30/95  9/30/94    9/30/93    9/30/96  9/30/95
NET ASSET VALUE AT
 BEGINNING OF PERIOD         $     $ 9.60   $10.53      $10.00      $      $ 9.58
                             ---   ------   ------      ------      ---    ------
Income from investment
 operations
 Net investment income               0.52     0.53        0.36               0.42
 Net gain (loss) on
  investments (both
  realized and
  unrealized)                        0.45    (0.91)       0.53               0.47
                             ---   ------   ------      ------      ---    ------
 Total from investment
  operations                         0.97    (0.38)       0.89               0.89
                             ---   ------   ------      ------      ---    ------
LESS DISTRIBUTIONS
 Distributions from net
  investment income                 (0.52)   (0.53)      (0.36)             (0.42)
 Distributions from net
  realized capital gains              - -    (0.02)        - -                - -
                             ---   ------   ------      ------      ---    ------
 Total distributions                (0.52)   (0.55)      (0.36)             (0.42)
                             ---   ------   ------      ------      ---    ------
NET ASSET VALUE AT END OF
 PERIOD                      $     $10.05   $ 9.60      $10.53      $      $10.05
                             ===   ======   ======      ======      ===    ======
Total return***                 %   10.46%   (3.75)%      9.10%        %     9.33%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of
  period (in thousands)      $     $3,303   $3,825      $2,386      $      $  106
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                   %    0.38%    0.10%       0.07%**      %     1.17%**
 Before
  advisory/administration
  fee waivers                   %    1.45%    1.49%       2.58%**      %     2.25%**
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers                   %    5.42%    5.18%       4.90%**      %     4.48%**
 Before
  advisory/administration
  fee waivers                   %    4.35%    3.79%       2.39%**      %     3.41%**
PORTFOLIO TURNOVER RATE         %      63%      61%         36%        %       63%

* Commencement of operations of share class.

** Annualized.

*** Sales load not reflected in total return.

What Are The Portfolios?
--------------------------------------------------------------------------------

              The COMPASS CAPITAL FUND family consists of 30 portfolios and has been structured to include many different investment styles across the spectrum of fixed income investments so that invest-ors may participate across multiple disciplines in order to seek their long-term financial goals.

              The Bond Portfolios of COMPASS CAPITAL FUNDS consist of eleven investment portfolios that provide investors with a broad spec-trum of investment alternatives within the fixed income sector. Seven of these Portfolios invest solely in taxable bonds and four of these Portfolios invest in tax-exempt bonds.

              In certain investment cycles and over certain holding periods, a fund that invests in any one of these styles may perform above or below the market. An investment program that combines these multiple disciplines allows investors to select from among these various product options in the way that most closely fits the individual's investment goals and sentiments.

                    PORTFOLIO                   INVESTMENT OBJECTIVE
            Low Duration Bond          To realize a rate of return that
                                       exceeds the total return of the
                                       Merrill Lynch 1-3 year Treasury Index.
            Intermediate Government    To seek current income consistent with
             Bond, Intermediate Bond,  the preservation of capital.
             Government Income,
             Managed Income and
             International Bond
            Core Bond                  To realize a total rate of return that
                                       exceeds the total return of the Lehman
                                       Brothers Aggregate Index.
            Tax-Free Income,           To seek as high a level of current
             Pennsylvania Tax-Free     income exempt from Federal income tax
             Income, New Jersey Tax-   and, to the extent possible for each
             Free Income and Ohio Tax- State-Specific Tax-Free Portfolio,
             Free Income               income tax of the specific state in
                                       which the Portfolio concentrates, as
                                       is consistent with preservation of
                                       capital.

What Are The Differences Among The Portfolios?
--------------------------------------------------------------------------------

PORTFOLIO CHARACTERISTICS:

                                          DOLLAR-
                                         WEIGHTED
                                          AVERAGE                                MIN
                    PERFORMANCE          MATURITY          CREDIT QUALITY      CREDIT
  PORTFOLIO          BENCHMARK*       (APPROXIMATE)**      CONCENTRATION       QUALITY
Low Duration      Merrill 1-3 Year       3-5 Years          Gov't/Agency         AAA
 Bond              Treasury Index
Intermediate      Lehman Brothers       5-10 Years          Gov't/Agency         AAA
 Gov't Bond      Intermediate Gov't
Intermediate      Lehman Brothers       5-10 Years        Investment Grade       BBB
 Bond               Intermediate                              Spectrum
                     Gov't/Corp
Core Bond         Lehman Aggregate      5-10 Years        Investment Grade       BBB
                                                              Spectrum
Gov't Income     Lehman Mortgage/10     10-15 Years         Gov't/Agency         AAA
                   Year Treasury
Managed             Salomon BIG         5-10 Years        Investment Grade       BBB
 Income                                                       Spectrum
International     Salomon Non-U.S.      5-15 Years            AA, AAA,           BBB
 Bond               Hedged World                            Gov't/Agency
               Government Bond Index
Tax-Free       Lehman Municipal Bond    10-15 Years       Investment Grade       BBB
 Income                Index                                  Spectrum
PA Tax-Free                             10-15 Years       Investment Grade       BBB
 Income        Lehman Local GO Index                          Spectrum
NJ Tax-Free                             10-15 Years       Investment Grade       BBB
 Income        Lehman Local GO Index                          Spectrum
OH Tax-Free                             10-15 Years       Investment Grade       BBB
 Income        Lehman Local GO Index                          Spectrum

 * For more information on a Portfolio's benchmark, see the Appendix at the back of this Prospectus.
** The Portfolios are structured to have comparable durations to the bench-marks. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

What Types Of Securities Are In The Portfolios?
--------------------------------------------------------------------------------

The following table summarizes the types of securities found in each Portfolio according to the following designations:

  Yes: The Portfolio will hold a significant concentration of these securities at all times.

  Elig.: Eligible; the Portfolio may purchase these securities, but they may or may not be a significant holding at a given time.

  Temp.: Temporary; the Portfolio may purchase these securities, but under nor-mal market conditions is not expected to do so.

  No:  The Portfolio may not purchase these securities.

                                             NON                    FOREIGN
                                           AGENCY/                SECURITIES/
                                   AGENCY COMMERCIAL               CURRENCY
               TREASURIES AGENCIES MBS/1/   MBS/1/   CORP. ABS/2/    RISK     MUNICIPALS
Low Duration      Yes       Yes     Yes     Elig.    Elig. Elig.      No        Elig.
 Bond
Intermediate      Yes       Yes     Yes     Elig.     Yes  Elig.      No        Elig.
 Gov't Bond
Intermediate      Yes       Yes     Yes     Elig.     Yes   Yes       No        Elig.
 Bond
Core Bond         Yes       Yes     Yes     Elig.     Yes   Yes       No        Elig.
Gov't Income      Yes       Yes     Yes     Elig.     Yes   Yes       No        Elig.
Managed           Yes       Yes     Yes     Elig.     Yes   Yes      Elig.      Elig.
 Income
International    Elig.     Elig.   Elig.    Elig.    Elig. Elig.      Yes       Elig.
 Bond
Tax-Free         Temp.       No      No       No      No     No       No         Yes
 Income
PA Tax-Free      Temp.       No      No       No      No     No       No         Yes
 Income
NJ Tax-Free      Temp.       No      No       No      No     No       No         Yes
 Income
OH Tax Free      Temp.       No      No       No      No     No       No         Yes
 Income

/1/MBS = mortgage-backed securities
/2/ABS = asset-backed securities

What Are The Portfolios' Fundamental Investment Limitations?
--------------------------------------------------------------------------------

A Portfolio's investment objective and policies may be changed by the Fund's Board of Trustees without shareholder approval. However, shareholders will be given at least 30 days' notice before any such change. No assurance can be pro-vided that a Portfolio will achieve its investment objective.

Each Portfolio has also adopted certain fundamental investment limitations that may be changed only with the approval of a "majority of the outstanding shares of a Portfolio" (as defined in the Statement of Additional Information). Sev-eral of the Portfolios' fundamental investment policies, which are set forth in full in the Statement of Additional Information, are summarized below.

No Portfolio may:

(1) purchase securities (except U.S. Government securities) if more than 5% of its total assets will be invested in the securities of any one issuer, ex-cept that up to 25% of a Portfolio's total assets may be invested without regard to this 5% limitation;

(2) invest 25% or more of its total assets in one or more issuers conducting their principal business activities in the same industry; and

(3) in the case of each Tax-Free Portfolio, invest less than 80% of its net as-sets in Municipal Obligations (as defined below), except during defensive periods or during periods of unusual market conditions.

Restriction 1 does not apply to the State-Specific Tax-Free Portfolios. In-stead, as a non-fundamental investment restriction, each State-Specific Tax-Free Portfolio will not invest in securities (except U.S. Government securi-ties) that would cause, at the end of any tax quarter (plus any additional grace period), more than 5% of its total assets to be invested in securities of any one issuer, except that up to 50% of a Portfolio's total assets may be in-vested without regard to this limitation so long as no more than 25% of the Portfolio's total assets are invested in any one issuer (except U.S. Government securities).

The investment limitations stated above are applied at the time investment se-curities are purchased.

In order to permit the sale of its shares in certain states, the Fund may make commitments more restrictive than the investment policies and limitations de-scribed in this Prospectus. If the Fund determines that any such commitment is no longer in the best interests of a Portfolio, it will revoke the commitment by terminating sales of shares of the Portfolio in the state involved.

What Additional Investment Policies And Risks Apply?
--------------------------------------------------------------------------------

INVESTMENT QUALITY. Securities acquired by the Low Duration Portfolio, Interme-diate Government Bond Portfolio and Government Income Portfolio will be rated in the highest rating category at the time of purchase or, if unrated, of com-parable quality as determined by the Portfolios' sub-adviser. Securities ac-quired by the other Portfolios will be rated investment grade at the time of purchase (within the four highest voting categories by Standard & Poor's Rat-ings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Duff & Phelps Credit Co. or Fitch Investor Services, Inc.) or, if unrated, of comparable quality as determined by a Portfolio's sub-adviser. Securities rated "Baa" on "BBB" are generally considered to be investment grade although they have specu-lative characteristics. If a security's rating is reduced below the minimum rating that is permitted for a Portfolio, the Portfolio's sub-adviser will con-sider whether the Portfolio should continue to hold the security.

INVESTMENT CONCENTRATION. Each Portfolio will normally invest at least 80% of the value of its total assets in debt securities. The Intermediate Government Bond Portfolio and Government Income Portfolio (the "Government Portfolios") will invest at least 65% of their total assets in obligations issued or guaran-teed by the U.S. Government, its agencies or instrumentalities and related re-purchase agreements during normal market conditions. Under normal market condi-tions, the International Bond Portfolio will invest at least 65% of its total assets in the debt obligations of foreign issuers located in at least three different foreign countries. The Pennsylvania Tax-Free Income Portfolio, New Jersey Tax-Free Income Portfolio and Ohio Tax-Free Income Portfolio (the "State-Specific Tax-Free Portfolios") and the Tax-Free Income Portfolio (to-gether with the "State-Specific Tax-Free Portfolios," the "Tax-Free Portfo-lios") will invest, during normal market conditions, at least 80% of their net assets in obligations issued by or on behalf of states, territories and posses-sions of the United States, the District of Columbia and their political sub-divisions, agencies, instrumentalities and authorities and related tax-exempt derivative securities the interest on which is exempt from regular Federal in-come tax and is not an item of tax preference for purposes of the Federal al-ternative minimum tax ("Municipal Obligations"). In addition, each State-Spe-cific Tax-Free Portfolio intends to invest at least 65% of its net assets in Municipal Obligations of issuers located in the particular state indicated by its name. The Tax-Free Income Portfolio intends to invest no more than 25% of its net assets in Municipal Obligations of issuers located in the same state. During temporary defensive periods each Tax-Free Portfolio may invest without limitation in securities that are not Municipal Obligations and may hold with-out limitation uninvested cash reserves.

FOREIGN INVESTMENTS. The International Bond Portfolio will invest primarily in foreign securities and currencies. The Managed Income Portfolio may invest up to 10% of its total assets in debt securities of foreign issuers and may hold from time to time various foreign currencies pending investment or conversion into U.S. dollars. Investing in securities of foreign issuers involves consid-erations not typically associated with investing in securities of companies or-ganized and operated in the United States. Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of a Portfolio that invests in foreign securities will be affected favorably or unfavorably by changes in currency exchange rates.

A Portfolio's investments in foreign securities may also be adversely affected by changes in foreign political or social conditions, diplomatic relations, confiscatory taxation, expropriation, limitations on the removal of funds or assets, or imposition of (or change in) exchange control regulations. In addi-tion, changes in government administrations or economic or monetary policies in the U.S. or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect a Portfolio's operations. In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. While the volume of transactions effected on foreign stock exchanges has increased in recent years, it remains appreciably below that of the New York Stock Exchange. Accordingly, a Portfo-lio's foreign investments may be less liquid and their prices may be more vola-tile than comparable investments in securities in U.S. companies. In addition, there is generally less government supervision and regulation of securities ex-changes, brokers and issuers in foreign countries than in the United States.

Foreign investments may include: (a) debt obligations issued or guaranteed by foreign sovereign governments or their agencies, authorities, instrumentalities or political subdivisions, including a foreign state, province or municipality;
(b) debt obligations of supranational organizations such as the World Bank, Asian Development Bank, European Investment Bank, and European Economic Commu-nity; (c) debt obligations of foreign banks and bank holding companies; (d) debt obligations of domestic banks and corporations issued in foreign curren-cies; (e) debt obligations denominated in the European Currency Unit (ECU); and
(f) foreign corporate debt securities and commercial paper. Such securities may include loan participations and assignments, convertible securities and zero-coupon securities.

Because the securities markets in these countries are highly developed, the In-ternational Bond Portfolio may invest more than 25% of its total assets in the securities of issuers located in Canada, France, Germany, Japan and the United Kingdom. Investments of 25% or more of the Portfolio's total assets in a par-ticular country will make the Portfolio's performance more dependent upon the political and economic circumstances of a particular country than a mutual fund that is more widely diversified among issuers in different countries.

To maintain greater flexibility, the International Bond Portfolio may invest in instruments which have the characteristics of futures contracts. These instru-ments may take a variety of forms, such as debt securities with interest or principal payments determined by reference to the value of a currency or com-modity at a future point in time. The risks of such investments could reflect the risks of investing in futures, currencies and securities, including vola-tility and illiquidity.

The expense ratio of the International Bond Portfolio can be expected to be higher than those of Portfolios investing primarily in domestic securities. The costs attributable to investing abroad are usually higher for several reasons, such as higher investment research costs, higher foreign custody costs, higher commission costs and additional costs arising from delays in settlements of transactions involving foreign securities.

MUNICIPAL INVESTMENTS. The two principal classifications of Municipal Obliga-tions are "general obligation" securities and "revenue" securities. General ob-ligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue se-curities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being fi-nanced. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal Obligations may also in-clude "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Also included within the general category of Municipal Obligations are partici-pation certificates in a lease, an installment purchase contract, or a condi-tional sales contract ("lease obligations") entered into by a state or politi-cal subdivision to finance the acquisition or construction of equipment, land, or facilities. Although lease obligations are not general obligations of the issuer for which the state or other governmental body's unlimited taxing power is pledged, certain lease obligations are backed by a covenant to appropriate money to make the lease obligation payments. However, under certain lease obli-gations, the state or governmental body has no obligation to make these pay-ments in future years unless money is appropriated on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, dis-position of the property in the event of foreclosure might prove difficult. These securities represent a relatively new type of financing that is not yet as marketable as more conventional securities.

Each Tax-Free Portfolio may invest up to 20% of its total assets in private ac-tivity bonds the interest on which is an item of tax preference for purposes of the Federal alternative minimum tax ("AMT Paper") when added together with any other taxable investments held by the Portfolio. In addition, each Tax-Free Portfolio may invest 25% or more of its assets in Municipal Obligations the in-terest on which is paid solely from revenues of similar projects. To the extent a Portfolio's assets are invested in Municipal Obligations payable from the revenues of similar projects or are invested in private activity bonds, the Portfolio will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than it would be if its assets were not so invested.

The Tax-Free Income Portfolio is classified as a diversified portfolio, and the State-Specific Tax-Free Portfolios are classified as non-diversified portfo-lios, under the 1940 Act. Investment returns on a non-diversified portfolio typically are dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio. Consequently, the change in value of any one security may affect the overall value of a non-di-versified portfolio more than it would a diversified portfolio.

Each Tax-Free Portfolio may acquire "stand-by commitments" with respect to Mu-nicipal Obligations held by it. Under a stand-by commitment, a dealer agrees to purchase, at the Portfolio's option, specified Municipal Obligations at a spec-ified price. The acquisition of a stand-by commitment may increase the cost, and thereby reduce the yield, of the Municipal Obligations to which the commit-ment relates.

The amount of information regarding the financial condition of issuers of Mu-nicipal Obligations may be less extensive than the information for public cor-porations, and the secondary market for Municipal Obligations may be less liq-uid than that for taxable obligations. In addition, Municipal Obligations pur-chased by the Portfolios include obligations backed by letters of credit and other forms of credit enhancement issued by domestic and foreign banks, as well as other financial institutions. Changes in the credit quality of these insti-tutions could cause loss to a Municipal Portfolio and affect its share price.

The Tax-Free Portfolios may invest in tax-exempt derivative securities relating to Municipal Obligations, including tender option bonds, participations, bene-ficial interests in trusts and partnership interests. The amount of information regarding the financial condition of issuers of Municipal Obligations may not be as extensive as that which is made available by public corporations and the secondary market for Municipal Obligations may be less liquid than that for taxable fixed-income securities. Accordingly, the ability of a Tax-Free Portfo-lio to buy and sell tax-exempt securities may, at any particular time and with respect to any particular securities, be limited.

Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from Federal and state income tax are rendered by counsel to the respective issuers and sponsors of the obligations at the time of issu-ance. The Fund and its service providers will rely on such opinions and will not review independently the underlying proceedings relating to the issuance of Municipal Obligations, the creation of any tax-exempt derivative securities, or the bases for such opinions.

MORTGAGE-RELATED AND ASSET-BACKED SECURITIES. The Portfolios (except the Tax-Free Portfolios) may make significant investments in mortgage-related and other asset-backed securities (i.e., securities backed by home equity loans, install-ment sale contracts, credit card receivables or other assets) issued by govern-mental entities and private issuers.

The Portfolios may acquire several types of mortgage-related securities, in-cluding guaranteed mortgage pass-through certificates, which provide the holder with a pro rata interest in the underlying mortgages, adjustable rate mortgage-related securities ("ARMs") and collateralized mortgage obligations ("CMOs"), which provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs ordinarily elect to be taxed as pass-through entities known as real estate mortgage investment conduits ("REMICs"). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in a variety of ways. In most cases, however, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. The classes may include ac-crual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until other specified classes have been retired and are con-verted therafter to interest-paying securities. They may also include planned amortization classes ("PACs") which generally require, within certain limits, that specified amounts of principal be applied on each payment date, and gener-ally exhibit less yield and market volatility than other classes.

Non-mortgage asset-backed securities involve risks that are not presented by mortgage-related securities. Primarily, these securities do not have the bene-fit of the same security interest in the underlying collateral. Credit card re-ceivables are generally unsecured, and the debtors are entitled to the protec-tion of a number of state and Federal consumer credit laws which give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

The yield and maturity characteristics of mortgage-related and other asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time be-cause the underlying assets (i.e., loans) generally may be prepaid at any time. In calculating the average weighted maturity of a Portfolio, the maturity of mortgage-related and other asset-backed securities will be based on estimates of average life which take prepayments into account. The average life of a mortgage-related instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of scheduled principal payments and mortgage prepayments. In gener-al, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substan-tial prepayments.

The relationship between prepayments and interest rates may give some high-yielding asset-backed securities less potential for growth in value than con-ventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by a Portfolio will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, an asset-backed security's total return and maturity may be difficult to predict precisely. To the extent that a Portfolio purchases asset-backed securities at a premium, prepayments (which may be made without penalty) may result in loss of the Portfolio's principal investment to the extent of premium paid.

The Portfolios may from time to time purchase in the secondary market certain mortgage pass-through securities packaged and master serviced by PNC Mortgage Securities Corp. (or Sears Mortgage if PNC Mortgage Securities Corp. succeeded to rights and duties of Sears Mortgage) or mortgage-related securities contain-ing loans or mortgages originated by PNC Bank or its affiliates. It is possible that under some circumstances, PNC Mortgage Securities Corp. or its affiliates could have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against PNC Mortgage Se-curities Corp. or its affiliates.

STRIPPED AND ZERO COUPON OBLIGATIONS. To the extent consistent with their in-vestment objectives, the Portfolios may purchase Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obliga-tions. These participations, which may be issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions, are issued at a discount to their "face value," and may include stripped mortgage-backed securities ("SMBS"). Stripped securities, par-ticularly SMBS, may exhibit greater price volatility than ordinary debt securi-ties because of the manner in which their principal and interest are returned to investors. The International Bond Portfolio also may purchase "stripped" se-curities that evidence ownership in the future interest payments or principal payments on obligations of foreign governments.

SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mort-gage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class receives all of the principal. How-ever, in some cases, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment. The market value of SMBS can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that re-ceives all or most of the interest are generally higher than prevailing market yields on other mortgage-related obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped.

Each Portfolio may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest pay-ments.

CORPORATE AND BANK OBLIGATIONS. To the extent consistent with their investment objectives, the Portfolios (except the Tax-Free Portfolios) may invest in debt obligations of domestic or foreign corporations and banks, and may acquire com-mercial obligations issued by Canadian corporations and Canadian counterparts of U.S. corporations, as well as Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer. Bank obligations may include certificates of deposit, notes, bankers' acceptances and fixed time deposits. These obliga-tions may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of a specific obligation or by gov-ernment regulation. The Portfolios may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of their respective total assets.

U.S. GOVERNMENT OBLIGATIONS. Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of certain agencies and instrumentalities of the U.S. Government such as the GNMA are supported by the United States' full faith and credit; others such as those of the FNMA and the Student Loan Marketing Association are supported by the right of the issuer to borrow from the Treasury; others such as those of the Federal Farm Credit Banks or the FHLMC are supported only by the credit of the instrumentality. No assur-ance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

INTEREST RATE AND CURRENCY TRANSACTIONS. The Portfolios may enter into interest rate swaps and may purchase or sell interest rate caps and floors. The Portfo-lios expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their holdings, as a duration management technique or to protect against an increase in the price of securi-ties a Portfolio anticipates purchasing at a later date. The Portfolios intend to use these transactions as a hedge and not as a speculative investment.

Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of inter-est on a notional principal amount from the party selling such interest rate floor.

In addition, the International Bond Portfolio may engage in foreign currency exchange transactions to protect against uncertainty in the level of future ex-change rates. The Portfolio may engage in foreign currency exchange transac-tions in connection with the purchase and sale of portfolio securities (trans-action hedging) and to protect the value of specific portfolio positions (posi-tion hedging). The Portfolio may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency, and may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts (futures contracts). The Portfolio may also purchase ex-change-listed and over-the-counter call and put options on futures contracts and on foreign currencies, and may write covered call options on up to 100% of the currencies in its portfolio. In order to protect against currency fluctua-tions, the International Bond Portfolio may enter into currency swaps. Currency swaps involve the exchange of the rights of the Portfolio and another party to make or receive payments in specified currencies.

OPTIONS AND FUTURES CONTRACTS. To the extent consistent with its investment ob-jective, each Portfolio may write covered call options, buy put options, buy call options and write secured put options for the purpose of hedging or earning additional income, which may be deemed speculative or, with respect to the International Bond Portfolio, cross-hedging. These options may relate to particular securities, securities indices, or the yield differential between two securities or, in the case of the International Bond Portfolio, foreign currencies, and may or may not be listed on a securities exchange and may or may not be issued by the Op-tions Clearing Corporation. A Portfolio will not purchase put and call options when the aggregate premiums on outstanding options exceed 5% of its net assets at the time of purchase, and will not write options on more than 25% of the value of its net assets (measured at the time an option is written). Options trading is a highly specialized activity that entails greater than ordinary in-vestment risks. In addition, unlisted options are not subject to the protections afforded purchasers of listed options issued by the Options Clear-ing Corporation, which performs the obligations of its members if they default.

To the extent consistent with its investment objective, each Portfolio may also invest in futures contracts and options on futures contracts for hedging pur-poses or to maintain liquidity. The value of a Portfolio's contracts may equal or exceed 100% of its total assets, although a Portfolio will not purchase or sell a futures contract unless immediately afterwards the aggregate amount of margin deposits on its existing futures positions plus the amount of premiums paid for related futures options entered into for other than bona fide hedging purposes is 5% or less of its net assets.

Futures contracts obligate a Portfolio, at maturity, to take or make delivery of certain securities, the cash value of a securities index or a stated quan-tity of a foreign currency. A Portfolio may sell a futures contract in order to offset an expected decrease in the value of its portfolio positions that might otherwise result from a market decline or currency exchange fluctuation. A Portfolio may do so either to hedge the value of its securities portfolio as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. In addition, a Portfolio may utilize futures contracts in anticipation of changes in the composition of its holdings or in currency exchange rates.

A Portfolio may purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When a Portfolio purchases an option on a futures contract, it has the right to assume a position as a purchaser or a seller of a futures contract at a specified exercise price during the option period. When a Portfolio sells an option on a futures contract, it becomes ob-ligated to sell or buy a futures contract if the option is exercised. In con-nection with a Portfolio's position in a futures contract or related option, the Fund will create a segregated account of liquid assets or will otherwise cover its position in accordance with applicable SEC requirements.

The primary risks associated with the use of futures contracts and options are
(a) the imperfect correlation between the change in market value of the instru-ments held by a Portfolio and the price of the futures contract or option; (b) possible lack of a liquid secondary market for a futures contract and the re-sulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; and (d) a sub-adviser's inability to predict correctly the direction of securities pric-es, interest rates, currency exchange rates and other economic factors. For further discussion of risks in-volved with domestic and foreign futures and options, see Appendix B in the Statement of Additional Information.

The Fund intends to comply with the regulations of the Commodity Futures Trad-ing Commission exempting the Portfolios from registration as a "commodity pool operator."

GUARANTEED INVESTMENT CONTRACTS. The Portfolios may make limited investments in guaranteed investment contracts ("GICs") issued by highly rated U.S. insurance companies. Under these contracts, a Portfolio makes cash contributions to a de-posit fund of the insurance company's general account. The insurance company then credits to the Portfolio, on a monthly basis, interest which is based on an index (such as the Salomon Brothers CD Index), but is guaranteed not to be less than a certain minimum rate. Each Portfolio does not expect to invest more than 5% of its net assets in GICs at any time during the current fiscal year.

SECURITIES LENDING. A Portfolio may seek additional income by lending securi-ties on a short-term basis. The securities lending agreements will require that the loans be secured by collateral in cash, U.S. Government securities or ir-revocable bank letters of credit maintained on a current basis equal in value to at least the market value of the loaned securities. A Portfolio may not make such loans in excess of 33 1/3% of the value of its total assets. Securities loans involve risks of delay in receiving additional collateral or in recover-ing the loaned securities, or possibly loss of rights in the collateral if the borrower of the securities becomes insolvent.

VARIABLE AND FLOATING RATE INSTRUMENTS. The Portfolios may purchase rated and unrated variable and floating rate instruments. These instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The Portfolios may invest up to 10% of their total assets in leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate of an inverse floater resets in the opposite direction from the market rate of inter-est to which it is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that ex-ceeds the magnitude of the change in the index rate of interest. The higher de-gree of leverage inherent in inverse floaters is associated with greater vola-tility in their market values. Issuers of unrated variable and floating rate instruments must satisfy the same criteria as set forth above for a Portfolio. The absence of an active secondary market with respect to particular variable and floating rate instruments, however, could make it difficult for a Portfolio to dispose of a variable or floating rate instrument if the issuer defaulted on its payment obligation or during periods when the Portfolio is not entitled to exercise its demand rights.

REPURCHASE AGREEMENTS. Each Portfolio may agree to purchase debt securities from financial institutions subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). Repurchase agreements are, in substance, loans. Default by or bankruptcy of a seller would expose a Portfolio to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations.

REVERSE REPURCHASE AGREEMENTS AND OTHER BORROWINGS. Each Portfolio is autho-rized to borrow money. If the securities held by a Portfolio should decline in value while borrowings are outstanding, the net asset value of the Portfolio's outstanding shares will decline in value by proportionately more than the de-cline in value suffered by the Portfolio's securities. Borrowings may be made through reverse repurchase agreements under which a Portfolio sells portfolio securities to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price. The Portfolios may use the proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, on a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The Portfolios (except the Tax-Free Portfolios) may use reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. This use of reverse repurchase agreements may be regarded as leveraging and, therefore, speculative. Reverse repurchase agreements involve the risks that the interest income earned in the investment of the proceeds will be less than the interest expense, that the market value of the securi-ties sold by a Portfolio may decline below the price of the securities the Portfolio is obligated to repurchase and that the securities may not be re-turned to the Portfolio. During the time a reverse repurchase agreement is outstanding, a Portfolio will maintain a segregated account with the Fund's custodian containing cash, U.S. Government or other appropriate liquid debt securities having a value at least equal to the repurchase price. A Portfo-lio's reverse repurchase agreements, together with any other borrowings, will not exceed, in the aggregate, 33 1/3% of the value of its total assets. In ad-dition, a Portfolio (except the Tax-Free Portfolios) may borrow up to an addi-tional 5% of its total assets for temporary purposes.

INVESTMENT COMPANIES. Each Portfolio may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. As a share-holder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that each Portfolio bears directly in connection with its own operations.

ILLIQUID SECURITIES. No Portfolio will knowingly invest more than 15% of the value of its net assets in securities that are illiquid. GICs, variable and floating rate instruments that cannot be disposed of within seven days, and repurchase agreements and time deposits that do not provide for payment within seven days after notice, without taking a reduced price, are subject to this 15% limit. Each Portfolio may purchase securities which are not registered un-der the Securities Act of 1933 (the "1933 Act") but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as it is deter-mined by a Portfolio's sub-adviser that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio during any period that qualified in-stitutional buyers become uninterested in purchasing these restricted securities.

WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS. Each Portfolio may purchase se-curities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions involve a commitment by a Portfolio to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), and permit a Portfolio to lock in a price or yield on a security that it owns or intends to purchase, regardless of future changes in interest rates or market action. When-issued and forward com-mitment transactions involve the risk, however, that the price or yield ob-tained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place. Each Portfolio's when-issued purchases and forward commitments are not expected to exceed 25% of the value of its total assets absent unusual market conditions.

DOLLAR ROLL TRANSACTIONS. To take advantage of attractive opportunities in the mortgage market and to enhance current income, each Portfolio (except the Tax-Free Portfolios) may enter into dollar roll transactions. A dollar roll trans-action involves a sale by the Portfolio of a mortgage-backed or other security concurrently with an agreement by the Portfolio to repurchase a similar secu-rity at a later date at an agreed-upon price. The securities that are repur-chased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepay-ment histories than those sold. During the period between the sale and repur-chase, a Portfolio will not be entitled to receive interest and principal pay-ments on the securities sold. Proceeds of the sale will be invested in addi-tional instruments for the Portfolio, and the income from these investments will generate income for the Portfolio. If such income does not exceed the in-come, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of a Portfolio compared with what the per-formance would have been without the use of dollar rolls. At the time a Portfo-lio enters into a dollar roll transaction, it will place in a segregated ac-count maintained with its custodian cash, U.S. Government securities or other liquid securities having a value equal to the repurchase price (including ac-crued interest) and will subsequently monitor the account to ensure that its value is maintained. A Portfolio's dollar rolls, together with its reverse re-purchase agreements and other borrowings, will not exceed, in the aggregate, 33 1/3% of the value of its total assets.

Dollar roll transactions involve the risk that the market value of the securi-ties a Portfolio is required to purchase may decline below the agreed upon re-purchase price of those securities. If the broker/dealer to whom a Portfolio sells securities becomes insolvent, the Portfolio's right to purchase or repur-chase securities may be restricted. Successful use of mortgage dollar rolls may depend upon a sub-adviser's ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully em-ployed.

SHORT SALES. The Portfolios may only make short sales of securities "against-the-box." A short sale is a transaction in which a Portfolio sells a security it does not own in anticipation that the market price of that security will de-cline. The Portfolios may make short sales both as a form of hedging to offset potential declines in long positions in similar securities and in order to maintain portfolio flexibility. In a short sale "against-the-box," at the time of sale, the Portfolio owns or has the immediate and unconditional right to ac-quire the identical security at no additional cost. When selling short "against-the-box," a Portfolio forgoes an opportunity for capital appreciation in the security.

PORTFOLIO TURNOVER RATES. Under normal market conditions it is expected that the annual portfolio turnover rate for the Government Income Portfolio will not exceed 300%. The past portfolio turnover rates of the other Portfolios are set forth above under "What Are the Portfolios' Financial Highlights?" A Portfo-lio's annual portfolio turnover rate will not, however, be a factor preventing a sale or purchase when the sub-adviser believes investment considerations war-rant such sale or purchase. Portfolio turnover may vary greatly from year to year as well as within a particular year. High portfolio turnover rates will generally result in higher transaction costs to a Portfolio.

INTEREST RATE RISK. The value of fixed income securities in the Portfolios can be expected to vary inversely with changes in prevailing interest rates. Fixed income securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than securities with shorter maturities. The Portfolios are not restricted to any maximum or minimum time to maturity in purchasing individual portfolio securi-ties, and the average maturity of a Portfolio's assets will vary within the limits stated above under "What Are the Differences Among the Portfolios?" based upon its sub-adviser's assessment of economic and market conditions.

STATE-SPECIFIC TAX-FREE PORTFOLIOS--ADDITIONAL RISK CONSIDERATIONS. The concen-tration of investments by the State-Specific Tax-Free Portfolios in state-spe-cific Municipal Obligations raises special investment considerations. In par-ticular, changes in the economic condition and governmental policies of a state and its political subdivisions could adversely affect the value of a Portfo-lio's shares. Certain matters relating to the states in which the State-Spe-cific Tax-Free Portfolios invest are described below. For further information, see "Special Considerations Regarding State-Specific Municipal Obligations" in the Statement of Additional Information.

Pennsylvania. Although the General Fund of the Commonwealth (the principal op-erating fund of the Commonwealth) experienced deficits in fiscal 1990 and 1991, tax increases and spending decreases resulted in surpluses the following three years; as of June 30, 1994, the General Fund had a surplus of $892.9 million. The deficit in the Commonwealth's unreserved/ undesignated funds also have been eliminated, and there was a surplus of $79.2 million as of June 30, 1994. Ris-ing unemployment, a relatively high proportion of persons 65 and older in the Commonwealth and court ordered increases in healthcare reimbursement rates place increased pressures on the tax resources of the Commonwealth and its mu-nicipalities. The Commonwealth has sold a substantial amount of bonds over the past several years, but the debt burden remains moderate. The recession has af-fected Pennsylvania's economic base, with income and job growth at levels below national averages. Employment growth has shifted to the trade and service sec-tors, with losses in more high-paid manufacturing positions. A new governor took office in January, 1995, but the Commonwealth is likely to continue to show fiscal restraint.

New Jersey. The State of New Jersey generally has a diversified economic base consisting of, among others, commerce and service industries, selective commer-cial agriculture, insurance, tourism, petroleum refining and manufacturing, al-though New Jersey's manufacturing industry has experienced a downward trend in the last few years. New Jersey is a major recipient of

Federal assistance and, of all the states, is among the highest in the amount of Federal aid received. Therefore, a decrease in Federal financial assistance may adversely affect the financial condition of New Jersey and its political subdivisions and instrumentalities. While New Jersey's economic base has become more diversified over time and thus its economy appears to be less vulnerable during recessionary periods, a recurrence of high levels of unemployment could adversely affect New Jersey's overall economy and the ability of New Jersey and its political subdivisions and instrumentalities to meet their financial obli-gations. In addition, New Jersey maintains a balanced budget which restricts total appropriation increases to only 5% annually with respect to any munici-pality or county, the balanced budget plan may actually adversely affect a par-ticular municipality's or county's ability to repay its obligations.

Ohio. While diversifying more into the service and other non-manufacturing areas, the economy of Ohio continues to rely in part on durable goods manufac-turing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity in Ohio, as in many other industrially developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an im-portant segment of the Ohio economy with over half the State's area devoted to farming and approximately 15% of total employment in agribusiness. In prior years, the State's overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the 5.5% national figure. However, for the last four years the State rates were below the national rates (5.5% versus 6.1% in 1994). The unemployment rate and its effects vary among particular geographic areas of the State. There can be no assurance that future national, regional or state-wide economic difficulties and the resulting impact on State or local govern-ment finances generally will not adversely affect the market value of Ohio Mu-nicipal Obligations held in the Portfolio or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those obligations.

Who Manages The Fund?
-------------------------------------------------------------------------------
BOARD OF
TRUSTEES The business and affairs of the Fund are managed under the direction of its Board of Trustees. The following persons currently serve on the Board:

                   William O. Albertini--Executive Vice President and Chief Financial Officer of Bell Atlantic Corporation.

                   Raymond J. Clark--Treasurer of Princeton University.

                   Robert M. Hernandez--Vice Chairman and Chief Financial Of-ficer of USX Corporation.

                   Anthony M. Santomero--Deputy Dean of The Wharton School, University of Pennsylvania.

                   David R. Wilmerding, Jr.--President of Gates, Wilmerding, Carper & Rawlings, Inc.

ADVISER AND      The Adviser to the Compass Capital Funds is PNC Asset Manage-
SUB-ADVISERS     ment Group ("PAMG"). Each of the Portfolios within the Com-
                 pass Capital Fund family, except the International Bond Port-folio, is managed by a specialized portfolio manager who is a member of PAMG's fixed income portfolio management subsidi-ary, BlackRock Financial Management, Inc. ("BlackRock"). The sub-adviser of the International Bond Portfolio is Morgan
                 Grenfell Investment Services Limited ("Morgan Grenfell").

                 The eleven portfolios and their investment sub-advisers and portfolio managers are as follows:

                             INVESTMENT
COMPASS CAPITAL PORTFOLIO   SUB-ADVISER            PORTFOLIO MANAGER
-------------------------  -------------- ------------------------------------
Low Duration Bond          BlackRock(/1/) Robert S. Kapito; Vice Chairman of
                                          BlackRock since 1988; Portfolio co-
                                          manager since its inception.
                                          Michael P. Lustig; Vice President of
                                          BlackRock since 1989; Portfolio co-
                                          manager since 1994.
                                          Scott Amero; Managing Director of
                                          BlackRock since 1990; Portfolio co-
                                          manager since its inception.

                                INVESTMENT
COMPASS CAPITAL PORTFOLIO      SUB-ADVISER               PORTFOLIO MANAGER
-------------------------  -------------------- ------------------------------------
Intermediate Government          BlackRock(/1/) Robert S. Kapito, Michael P. Lustig
 Bond                                           and Scott Amero (see above); Messrs.
                                                Kapito, Lustig and Amero have been
                                                Portfolio co-managers since 1995.
Intermediate Bond                BlackRock(/1/) Robert S. Kapito, Michael P. Lustig
                                                and Scott Amero (see above); Messrs.
                                                Kapito, Lustig and Amero have been
                                                Portfolio co-managers since 1995.
Core Bond                        BlackRock(/1/) Scott Amero (see above); Mr. Amero
                                                has been Portfolio manager since its
                                                inception.
Government Income                BlackRock(/1/) Robert S. Kapito, Michael P. Lustig
                                                and Scott Amero (see above); Messrs.
                                                Kapito, Lustig and Amero have been
                                                Portfolio co-managers since 1995.
Managed Income                   BlackRock(/1/) Robert S. Kapito, Michael P. Lustig
                                                and Scott Amero (see above); Messrs.
                                                Kapito, Lustig and Amero have been
                                                Portfolio co-managers since 1995.
International Bond         Morgan Grenfell(/2/) Martin A. Hall; Director of Morgan
                                                Grenfell since 1991; Portfolio
                                                manager since 1991.
Tax-Free Income                  BlackRock(/1/) Kevin Klingert; portfolio manager at
                                                BlackRock since 1991; prior to
                                                joining BlackRock, Assistant Vice
                                                President, Merrill, Lynch, Pierce,
                                                Fenner & Smith; Portfolio manager
                                                since 1995.
Pennsylvania Tax-Free            BlackRock(/1/) Kevin Klingert (see above);
 Income                                         Portfolio manager since 1995.
New Jersey Tax-Free In-          BlackRock(/1/) Kevin Klingert (see above);
 come                                           Portfolio manager since 1995.
Ohio Tax-Free Income             BlackRock(/1/) Kevin Klingert (see above);
                                                Portfolio manager since 1995.

(1) BlackRock has its primary offices at 345 Park Avenue, New York, New York 10154.
(2) Morgan Grenfell has its primary offices at 20 Finsbury Circus, London ECZM, 1NB England.

                 PAMG was organized in 1994 to perform advisory services for investment companies, and has its principal offices at 1835 Market Street, Philadelphia, Pennsylvania 19103. PAMG is an indirect wholly-owned subsidiary of PNC Bank Corp., a multi-bank holding company. Morgan Grenfell is an indirect wholly-owned subsidiary of Deutsche Bank, A.G., a German financial services conglomerate.

                 For their investment advisory and sub-advisory services, PAMG and the Portfolios' sub-advisers are entitled to fees, com-puted daily on a Portfolio-by-Portfolio basis and payable monthly, at the maximum annual rates set forth below. As stated under "What Are The Expenses Of The Portfolios?" PAMG and the sub-advisers intend to waive a portion of their fees during the current fiscal year. All sub-advisory fees are paid by PAMG, and do not represent an extra charge to the Portfolios.

              MAXIMUM ANNUAL CONTRACTUAL FEE RATE (BEFORE WAIVERS)

                              EACH PORTFOLIO
                         EXCEPT THE INTERNATIONAL
                              BOND PORTFOLIO       INTERNATIONAL BOND PORTFOLIO
                         ------------------------- ----------------------------------
AVERAGE DAILY NET         INVESTMENT  SUB-ADVISORY   INVESTMENT         SUB-ADVISORY
 ASSETS                  ADVISORY FEE     FEE       ADVISORY FEE            FEE
-----------------        ------------ ------------ --------------      --------------
first $1 billion             .500%        .350%                  .550%               .400%
$1 billion--$2 billion       .450         .300                   .500                .350
$2 billion--$3 billion       .425         .275                   .475                .325
greater than $3 billion      .400         .250                   .450                .300

                 For the twelve months ended September 30, 1996, the Portfo-lios (other than the Low Duration Bond, Core Bond, Interna-tional Bond and New Jersey Tax-Free Income Portfolios) paid investment advisory fees at the following annual rates (ex-pressed as a percentage of average daily net assets) after voluntary fee waivers: Intermediate Government Bond Portfo-lio, .30%; Intermediate Bond Portfolio, .30%; Government In-come Portfolio, .30%; Managed Income Portfolio, .35%; Tax-Free Income Portfolio, .30%; Pennsylvania Tax-Free Income Portfolio, .30%; and Ohio Tax-Free Income Portfolio, .30%. For the period from April 1, 1996 through September 30, 1996, the Low Duration Bond and Core Bond Portfolios paid invest-ment advisory fees, after voluntary fee waivers, at the an-
                 nual rates of   % and   % of their respective average daily
                 net assets. For the periods from February 1, 1996 and Febru-ary 13, 1996, respectively, through September 30, 1996, the New Jersey Tax-Free Income and International Bond Portfolios paid investment advisory fees, after voluntary fee waivers,
                 at the annual rates of   % and   % of their respective aver-
                 age daily net assets.

              The sub-advisers to each Portfolio strive to achieve best execu-tion on all transactions. Infrequently, brokerage transactions for the Portfolios may be directed through registered broker/dealers who have entered into dealer agreements with Com-pass Capital's distributor, subject to the requirements of best execution.

ADMINISTRATORSCompass Capital Group, Inc. ("CCG"), PFPC Inc. ("PFPC") and Com-
              pass Distributors, Inc. ("CDI") (the "Administrators") serve as the Fund's co-administrators. CCG and PFPC are indirect wholly-owned subsidiaries of PNC Bank Corp. CDI is a wholly-owned sub-sidiary of Provident Distributors, Inc. ("PDI"). A majority of the outstanding stock of PDI is owned by its officers and the remaining outstanding stock is owned by Pennsylvania Merchant Group Ltd.

              The Administrators generally assist the Fund in all aspects of its administration and operation, including matters relating to the maintenance of financial records and fund accounting. As compensation for these services, CCG is entitled to receive a fee, computed daily and payable monthly, at an annual rate of .03% of each Portfolio's average daily net assets, and PFPC and CDI are entitled to receive a combined fee, computed daily and payable monthly, at an annual rate of .20% of the first $500 million of each Portfolio's average daily net assets, .18% of the next $500 million of each Portfolio's average daily net as-sets, .16% of the next $1 billion of each Portfolio's average daily net assets and .15% of each Portfolio's average daily net assets in excess of $2 billion. From time to time the Adminis-trators may waive some or all of their administration fees from a Portfolio.

              For information about the operating expenses the Portfolios paid for the most recent fiscal year, see "What Are the Expenses of the Portfolios?"

TRANSFER      PNC Bank serves as the Portfolios' custodian and PFPC serves as
AGENT,        their transfer agent and dividend disbursing agent.
DIVIDEND
DISBURSING
AGENT AND
CUSTODIAN

DISTRIBUTION
AND SERVICE   Under the Fund's Distribution and Service Plan (the "Plan"), In-
PLAN          vestor Shares of the Portfolios bear the expense of payments
              ("distribution fees") made to CDI, as the Fund's distributor
              (the "Distributor"), or affiliates of PNC Bank, National Associ-ation ("PNC Bank") for distribution and sales support services.
              The distribution fees may be used to compensate the Distributor for distribution services and to compensate the Distributor and PNC Bank affiliates for sales support services provided in connection with the offering and sale of Investor Shares. The distribution fees may also be used to reimburse the Distributor and PNC Bank affiliates for related expenses, including payments to brokers, dealers, financial institutions and industry professionals ("Service Organiza-tions") for sales support services and related expenses. Dis-tribution fees payable under the Plan will not exceed .10% (annualized) of the average daily net asset value of each Portfolio's outstanding Investor A Shares and .75% (annualized) of the average daily net asset value of each Portfolio's outstanding Investor B Shares. Payments under the Plan are not tied directly to out-of-pocket expenses and therefore may be used by the recipients as they choose (for example, to defray their overhead expenses). The Plan also permits the Distributor, PAMG, the Administrators and other companies that receive fees from the Fund to make payments relating to distribution and sales support activities out of their past profits or other sources available to them.

                 Under the Plan, the Fund intends to enter into service ar-rangements with Service Organizations (including PNC Bank and its affiliates) with respect to each class of Investor Shares pursuant to which Service Organizations will render certain support services to their customers who are the beneficial owners of Investor Shares. In consideration for a shareholder servicing fee of up to .25% (annualized) of the average daily net asset value of Investor Shares owned by their customers, Service Organizations may provide one or more of the follow-ing services: responding to customer inquiries relating to the services performed by the Service Organization and to customer inquiries concerning their investments in Investor Shares; assisting customers in designating and changing divi-dend options, account designations and addresses; and provid-ing other similar shareholder liaison services. In considera-tion for a separate shareholder processing fee of up to .15% (annualized) of the average daily net asset value of Investor Shares owned by their customers, Service Organizations may provide one or more of these additional services to such cus-tomers: processing purchase and redemption requests from customers and placing orders with the Fund's transfer agent or the Distributor; processing dividend payments from the Fund on behalf of customers; providing sub-accounting with respect to Investor Shares beneficially owned by customers or the information necessary for sub-accounting; and providing other similar services.

                 Service Organizations may charge their clients additional fees for account services. Customers who are beneficial own-ers of Investor Shares should read this Prospectus in light of the terms and fees governing their accounts with Service Organizations.

              The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of under-writing securities. It is intended that the services provided by Service Organizations under their service agreements will not be prohibited under these laws. Under state securities laws, banks and financial institutions that receive payments from the Fund may be required to register as dealers.

EXPENSES
              Expenses are deducted from the total income of each Portfolio before dividends and distributions are paid. Expenses include, but are not limited to, fees paid to PAMG and the Administra-tors, transfer agency and custodian fees, trustee fees, taxes, interest, professional fees, shareholder servicing and process-ing fees, distribution fees, fees and expenses in registering and qualifying the Portfolios and their shares for distribution under Federal and state securities laws, expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of addi-tional information to existing shareholders, expenses relating to shareholder reports, shareholder meetings and proxy solicita-tions, insurance premiums, the expense of independent pricing services, and other expenses which are not expressly assumed by PAMG or the Fund's service providers under their agreements with the Fund. Any general expenses of the Fund that do not belong to a particular investment portfolio will be allocated among all investment portfolios by or under the direction of the Board of Trustees in a manner the Board determines to be fair and equita-ble.

What Pricing Options Are Available To Investors?
--------------------------------------------------------------------------------
                 The Bond Portfolios of Compass Capital Funds offer different pricing options to investors in the form of different share classes+. These options are described below:

                 A SHARES (FRONT-END LOAD)
                  One time, front-end sales charge at time of purchase
                  No charges or fees at any time for redeeming shares
                  Lower ongoing expenses
                  Free exchanges with other A Shares in the Compass Capital Funds family

                 A Shares may make sense for investors with a long-term in-vestment horizon who prefer to pay a one-time front-end sales charge and have reduced ongoing fees.

                 B SHARES (BACK-END LOAD)
                  No front-end sales charge at time of purchase
                  Contingent deferred sales charge (CDSC) if shares are re-deemed, declining over 6 years from a high of 4.50% Automatically convert to A Shares seven years from purchase

                 B Shares may make sense for investors who prefer to pay for professional investment advice on an ongoing basis (asset-based sales charge) rather than with a traditional, one-time front-end sales charge.



+The Intermediate Bond and Managed Income Portfolios do not currently offer In-vestor B Shares.

THE PRICING OPTIONS FOR EACH PORTFOLIO ARE DESCRIBED IN THE TABLES BELOW:

 Intermediate Government Bond, Intermediate Bond, Core Bond, Tax-Free Income, Pennsylvania Tax-Free Income, New Jersey Tax-Free Income and Ohio Tax-Free Income Portfolios:

                                  A SHARES       B SHARES
  Maximum Front-End Sales Charge   4.00%          0.00%
  12b-1 Fee                        0.00%*         0.75%
  CDSC (Redemption Charge)         0.00%       4.50%-0.00%
                                             (Depends on when
                                           shares are redeemed)

 Government Income and Managed Income Portfolios:

                                  A SHARES       B SHARES
  Maximum Front-End Sales Charge   4.50%          0.00%
  12b-1 Fee                        0.00%*         0.75%
  CDSC (Redemption Charge)         0.00%       4.50%-0.00%
                                             (Depends on when
                                           shares are redeemed)

 Low Duration Bond Portfolio:

                                                   A SHARES       B SHARES
  Maximum Front-End Sales Charge..................  3.00%          0.00%
  12b-1 Fee.......................................  0.00%*         0.75%
  CDSC (Redemption Charge)........................  0.00%       4.50%-0.00%
                                                              (Depends on when
                                                            shares are redeemed)

 International Bond Portfolio:

                                                   A SHARES       B SHARES
  Maximum Front-End Sales Charge..................  5.00%          0.00%
  12b-1 Fee.......................................  0.00%*         0.75%
  CDSC (Redemption Charge)........................  0.00%       4.50%-0.00%
                                                              (Depends on when
                                                            shares are redeemed)

*The Portfolios do not expect to incur any 12b-1 fees with respect to Investor
 A Shares during the current fiscal year.

Investors wishing to purchase shares of the Portfolios may do so either by mailing the investment application attached to this Prospectus along with a check or by wiring money as specified below under "How Are Shares Purchased?" The Fund also offers a third pricing option for shares of the Portfolios--In-vestor C Shares--which are described in a separate prospectus. See "How Is The Fund Organized?"

What Are The Key Considerations In Selecting A Pricing Option?
-------------------------------------------------------------------------------
In deciding which class of Investor Shares to purchase, investors should con-sider the following:

Intended Holding Period. Over time, the cumulative distribution fees on a Portfolio's Investor B Shares will exceed the expense of the maximum initial sales charge on Investor A Shares. For example, if net asset value remains constant, the Investor B Shares' aggregate distribution fees would be equal to the Investor A Shares' initial maximum sales charge from four to seven years after purchase (depending on the Portfolio). Thereafter, Investor B Shares would bear higher aggregate expenses. Investor B shareholders, however, enjoy the benefit of permitting all their dollars to work from the time the invest-ments are made. Any positive investment return on the additional invested amount would partially or wholly offset the higher annual expenses borne by Investor B Shares.

Because the Portfolios' future returns cannot be predicted, however, there can be no assurance that such a positive return will be achieved.

At the end of seven years after the date of purchase, Investor B Shares will convert automatically to Investor A Shares, based on the relative net asset values of shares of each class. Investor B Shares acquired through reinvest-ment of dividends or distributions are also converted at the earlier of these dates--seven years after the reinvestment date or the date of conversion of the most recently purchased Investor B Shares that were not acquired through reinvestment.

Investor B Shares of the Portfolios purchased on or before January 12, 1996 are subject to a CDSC of 4.50% of the lesser of the original purchase price or the net asset value of Investor B Shares at the time of redemption. This de-ferred sales charge is reduced for shares held more than one year. Investor B Shares of a Portfolio purchased on or before January 12, 1996 convert to In-vestor A Shares of the Portfolio at the end of six years after purchase. For more information about Investor B Shares purchased before January 12, 1996 and the deferred sales charge payable on their redemption, call PFPC at (800) 441-7762.

Investor B shareholders also pay a contingent deferred sales charge if they redeem during the first six years after purchase, unless a sales charge waiver applies. Investors expecting to redeem during this period should consider the cost of the applicable contingent deferred sales charge in addition to the ag-gregate annual Investor B distribution fees, as compared with the cost of the applicable initial sales charges applicable to the Investor A Shares.

Reduced Sales Charges. Because of reductions in the front-end sales charge for purchases of Investor A Shares aggregating $25,000 or more, it may be ad-vantageous for investors purchasing large quantities of Investor Shares to purchase Investor A Shares. In any event, the Fund will not accept any pur-chase order for $1,000,000 or more of Investor B Shares.

Waiver of Sales Charges. The entire initial sales charge on Investor A Shares of a Portfolio may be waived for certain eligible purchasers allowing their entire purchase price to be immediately invested in a Portfolio. The contin-gent deferred sales charge may be waived upon redemption of certain Investor B Shares.

How Are Shares Purchased?
--------------------------------------------------------------------------------
GENERAL. Initial and subsequent purchase orders may be placed through securi-ties brokers, dealers or financial institutions ("brokers"), or the transfer agent. Generally, individual investors will purchase Investor Shares through a broker who will then transmit the purchase order directly to the transfer agent.

The minimum investment for the initial purchase of shares is $500; there is a $100 minimum for subsequent investments. Purchases through the Automatic In-vestment Plan described below are subject to a lower initial purchase minimum. In addition, the minimum initial investment for employees of the Fund, the Fund's investment adviser, sub-advisers, Distributor or transfer agent or em-ployees of their affiliates is $100, unless payment is made through a payroll deduction program in which case the minimum investment is $25.

When placing purchase orders, investors should specify whether the order is for Investor A or Investor B Shares of a Portfolio. All share purchase orders that fail to specify a class will automatically be invested in Investor A Shares.

PURCHASES THROUGH BROKERS. Shares of the Portfolios may be purchased through brokers which have entered into dealer agreements with the Distributor. Pur-chase orders received by a broker and transmitted to the transfer agent before the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time) on a Business Day will be effected at the net asset value determined that day, plus any applicable sales charge. Payment for an order may be made by the broker in Federal funds or other funds immediately available to the Portfolios' custodian no later than 4:00 p.m. (Eastern time) on the third Business Day following receipt of the purchase order.

It is the responsibility of brokers to transmit purchase orders and payment on a timely basis. If payment is not received within the period described above, the order will be canceled, notice thereof will be given, and the broker and its customers will be responsible for any loss to the Fund or its shareholders. Orders of less than $500 may be mailed by a broker to the transfer agent.

PURCHASES THROUGH THE TRANSFER AGENT. Investors may also purchase Investor Shares by completing and signing the Account Application Form and mailing it to the transfer agent, together with a check in at least the minimum initial pur-chase amount payable to Compass Capital Funds. An Account Application Form may be obtained by calling (800) 441-7762. The name of the Portfolio with respect to which shares are purchased must also appear on the check or Federal Reserve Draft. Investors may also wire Federal funds in connection with the purchase of shares. The wire instructions must include the name of the Portfolio, specify the class of Investor Shares, and include the name of the account registration and the shareholder account number. Before wiring any funds, an investor must call PFPC at (800) 441-7762 in order to confirm the wire instructions. Purchase orders which are received by PFPC, together with payment, before the close of regular trading hours on the New York Stock Exchange (currently 4:00 p.m. East-ern time) on any Business Day (as defined below) are priced at the applicable net asset value next determined on that day, plus any applicable sales charge.

OTHER PURCHASE INFORMATION. Shares of each Portfolio are sold on a continuous basis by CDI as the Distributor. CDI maintains its principal offices at 259 Radnor-Chester Road, Suite 120, Radnor, Pennsylvania 19087. Purchases may be effected on weekdays on which both the New York Stock Exchange and the Federal Reserve Bank of Philadelphia are open for business (a "Business Day"). Payment for orders which are not received or accepted will be returned after prompt in-quiry. The issuance of shares is recorded on the books of the Fund. No certifi-cates will be issued for shares. Payments for shares of a Portfolio may, in the discretion of the Fund's investment adviser, be made in the form of securities that are permissible investments for that Portfolio. Compass Capital reserves the right to reject any purchase order or to waive the minimum initial invest-ment requirement.

How Are Shares Redeemed?
--------------------------------------------------------------------------------

REDEMPTION. Shareholders may redeem their shares for cash at any time. A writ-ten redemption request in proper form must be sent directly to Compass Capital Funds c/o PFPC, P.O. Box 8907, Wilmington, Delaware 19899-8907. Except for the contingent deferred sales charge, if applicable, there is no charge for a re-demption. Shareholders may also place redemption requests through a broker or other institution, which may charge a fee for this service.

WHEN REDEEMING INVESTOR SHARES IN THE PORTFOLIOS, SHAREHOLDERS SHOULD INDICATE WHETHER THEY ARE REDEEMING INVESTOR A SHARES OR INVESTOR B SHARES. If a redeem-ing shareholder owns both Investor A Shares and Investor B Shares in the same Portfolio, the Investor A Shares will be redeemed first unless the shareholder indicates otherwise.

Except as noted below, a request for redemption must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $25,000, or if the proceeds are not to be paid to the record owner at the rec-ord address, or if the shareholder is a corporation, partnership, trust or fi-duciary, signature(s) must be guaranteed by any eligible guarantor institution. Eligible guarantor institutions generally include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

Generally, a properly signed written request with any required signature guar-antee is all that is required for a redemption. In some cases, however, other documents may be necessary. Shareholders holding Investor A Share certificates must send their certificates with the redemption request. Additional documen-tary evidence of authority is required by PFPC in the event redemption is re-quested by a corporation, partnership, trust, fiduciary, executor or adminis-trator.

EXPEDITED REDEMPTIONS. If a shareholder has given authorization for expedited redemption, shares can be redeemed by telephone and the proceeds sent by check to the shareholder or by Federal wire transfer to a single previously desig-nated bank account. Once authorization is on file, PFPC will honor requests by any person by telephone at (800) 441-7762 (in Delaware call collect (302) 791-
1194) or other means. The minimum amount that may be sent by check is $500, while the minimum amount that may be wired is $10,000. The Fund reserves the right to change these minimums or to terminate these redemption privileges. If the proceeds of a redemption would exceed $25,000, the redemption request must be in writing and will be subject to the signature guarantee requirement de-scribed above. This privilege may not be used to redeem Investor A Shares in certificated form. During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Redemption requests may also be mailed to PFPC at P.O. Box 8907, Wilmington, Delaware 19899-8907.

The Fund is not responsible for the efficiency of the Federal wire system or the shareholder's firm or bank. The Fund does not currently charge for wire transfers. The shareholder is responsible for any charges imposed by the share-holder's bank. To change the name of the single designated bank account to re-ceive wire redemption proceeds, it is necessary to send a written re-quest (with a guaranteed signature as described above) to Compass Capital
Funds c/o PFPC, P.O. Box 8907, Wilmington, Delaware 19899-8907.

The Fund reserves the right to refuse a telephone redemption if it believes it advisable to do so. The Fund, the Administrators and the Distributor will em-ploy reasonable procedures to confirm that instructions communicated by tele-phone are genuine. The Fund, the Administrators and the Distributor will not be liable for any loss, liability, cost or expense for acting upon telephone instructions reasonably believed to be genuine in accordance with such proce-dures.

ACCOUNTS WITH LOW BALANCES. The Fund reserves the right to redeem a sharehold-er's account in any Portfolio at any time the net asset value of the account in such Portfolio falls below the required minimum initial investment as the result of a redemption or an exchange request. A shareholder will be notified in writing that the value of the shareholder's account in a Portfolio is less than the required amount and will be allowed 30 days to make additional in-vestments before the redemption is processed.

PAYMENT OF REDEMPTION PROCEEDS. The redemption price for shares is their net asset value per share next determined after the request for redemption is re-ceived in proper form by Compass Capital Funds c/o PFPC, P.O. Box 8907, Wil-mington, Delaware 19899-8907. Proceeds from the redemption of Investor B Shares will be reduced by the amount of any applicable contingent deferred sales charge. Unless another payment option is used as described above, pay-ment for redeemed shares is normally made by check mailed within seven days after acceptance by PFPC of the request and any other necessary documents in proper order. Payment may, however, be postponed or the right of redemption suspended as provided by the rules of the SEC. If the shares to be redeemed have been recently purchased by check, the Fund's transfer agent may delay the payment of redemption proceeds, which may be a period of up to 15 days after the purchase date, pending a determination that the check has cleared.

The Fund may also suspend the right of redemption or postpone the date of pay-ment upon redemption for such periods as are permitted under the 1940 Act, and may redeem shares involuntarily or make payment for redemption in securities or other property when determined appropriate in light of the Fund's responsi-bilities under the 1940 Act. See "Purchase and Redemption Information" in the Statement of Additional Information for examples of when such redemption might be appropriate.

What Are The Shareholder Features Of The Fund?
--------------------------------------------------------------------------------
Compass Capital Funds offers shareholders many special features which enable an investor to have greater investment flexibility as well as greater access to information about the Fund throughout the investment period.

Additional information on each of these features is available from PFPC by calling (800) 441-7762 (in Delaware call collect (302) 791-1194).

EXCHANGE PRIVILEGE. Investor A and Investor B Shares of each Portfolio may be exchanged for shares of the same class of other portfolios of the Fund which offer that class of shares, based on their respective net asset values. Ex-changes of Investor A Shares may be subject to the difference between the sales charge previously paid on the exchanged shares and the higher sales charge (if any) payable with respect to the shares acquired in the exchange.

Investor A Shares of money market portfolios of the Fund that were (1) acquired through the use of the exchange privilege and (2) can be traced back to a pur-chase of shares in one or more investment portfolios of the Fund for which a sales charge was paid, can be exchanged for Investor A Shares of a portfolio subject to differential sales charges as applicable.

The exchange of Investor B Shares will not be subject to a CDSC, which will continue to be measured from the date of the original purchase and will not be affected by exchanges.

A shareholder wishing to make an exchange may do so by sending a written re-quest to PFPC at the address given above. Shareholders are automatically pro-vided with telephone exchange privileges when opening an account, unless they indicate on the Application that they do not wish to use this privilege. Share-holders holding share certificates are not eligible to exchange Investor A Shares by phone because share certificates must accompany all exchange re-quests. To add this feature to an existing account that previously did not pro-vide for this option, a Telephone Exchange Authorization Form must be filed with PFPC. This form is available from PFPC. Once this election has been made, the shareholder may simply contact PFPC by telephone at (800) 441-7762 (in Del-aware call collect (302) 791-1194) to request the exchange. During periods of substantial economic or market change, telephone exchanges may be difficult to complete and shareholders may have to submit exchange requests to PFPC in writ-ing.

If the exchanging shareholder does not currently own shares of the investment portfolio whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain options and broker of record as the account from which shares are exchanged, unless otherwise speci-fied in writing by the shareholder with all signatures guaranteed by an eligi-ble guarantor institution as defined above. In order to participate in the Au-tomatic Investment Program or establish a Systematic Withdrawal Plan for the new account, however, an exchanging shareholder must file a specific written request.

Any share exchange must satisfy the requirements relating to the minimum ini-tial investment requirement, and must be legally available for sale in the state of the investor's residence. For

Federal income tax purposes, a share exchange is a taxable event and, accord-ingly, a capital gain or loss may be realized. Before making an exchange re-quest, shareholders should consult a tax or other financial adviser and should consider the investment objective, policies and restrictions of the investment portfolio into which the shareholder is making an exchange, as set forth in the applicable Prospectus. Brokers may charge a fee for handling exchanges.

The Fund reserves the right to modify or terminate the exchange privilege at any time. Notice will be given to shareholders of any material modification or termination except where notice is not required.

The Fund reserves the right to reject any telephone exchange request. Telephone exchanges may be subject to limitations as to amount or frequency, and to other restrictions that may be established from time to time to ensure that exchanges do not operate to the disadvantage of any portfolio or its shareholders. The Fund, the Administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund, the Administrators and the Distributor will not be liable for any loss, liabil-ity, cost or expense for acting upon telephone instructions reasonably believed to be genuine in accordance with such procedures. Exchange orders may also be sent by mail to the shareholder's broker or to PFPC at P.O. Box 8907, Wilming-ton, Delaware 19899-8907.

AUTOMATIC INVESTMENT PLAN ("AIP"). An investor in shares of any Portfolio may arrange for periodic investments in that Portfolio through automatic deductions from a checking or savings account by completing the AIP Application Form which may be obtained from PFPC. The minimum pre-authorized investment amount is $50.

RETIREMENT PLANS. Portfolio shares may be purchased in conjunction with indi-vidual retirement accounts ("IRAs") and rollover IRAs where PNC Bank or any of its affiliates acts as custodian. For further information as to applications and annual fees, contact the Distributor. To determine whether the benefits of an IRA are available and/or appropriate, a shareholder should consult with a tax adviser.

SYSTEMATIC WITHDRAWAL PLAN ("SWP"). The Fund offers a Systematic Withdrawal Plan which may be used by investors who wish to receive regular distributions from their accounts. Upon commencement of the SWP, the account must have a cur-rent value of $10,000 or more in a Portfolio. Shareholders may elect to receive automatic cash payments of $100 or more either monthly, every other month, quarterly, three times a year, semi-annually, or annually. Automatic withdraw-als are normally processed on the 25th day of the applicable month or, if such day is not a Business Day, on the next Business Day and are paid promptly thereafter. An investor may utilize the SWP by completing the SWP Application Form which may be obtained from PFPC.

Shareholders should realize that if withdrawals exceed income dividends their invested principal in the account will be depleted. To participate in the SWP, shareholders must have their dividends automatically reinvested and may not hold share certificates. Shareholders may change or cancel the SWP at any time, upon written notice to PFPC. Purchases of additional Investor A Shares of the Fund concurrently with withdrawals may be disadvantageous to invest-ors because of the sales charges involved and, therefore, are discouraged. No contingent deferred sales charge will be assessed on redemptions of Investor B Shares made through the SWP that do not exceed 12% of an account's net asset value on an annualized basis. For example, monthly, quarterly and semi-annual SWP redemptions of Investor B Shares will not be subject to the CDSC if they do not exceed 1%, 3% and 6%, respectively, of an account's net asset value on the redemption date. SWP redemptions of Investor B Shares in excess of this limit are still subject to the applicable CDSC.

What Is The Schedule Of Sales Charges And Exemptions?
--------------------------------------------------------------------------------
INVESTOR A      Investor A Shares are subject to a front-end sales charge de-
SHARES          termined in accordance with the following schedules:

 Low Duration Bond Portfolio:

                                                           REALLOWANCE
                                                               OR
                                       SALES                PLACEMENT
                                     CHARGE AS    SALES       FEES
                                         %      CHARGE AS  TO DEALERS
                                        OF          %       (AS % OF
        AMOUNT OF TRANSACTION        OFFERING    OF NET     OFFERING
          AT OFFERING PRICE            PRICE   ASSET VALUE   PRICE)
  Less than $25,000                    3.00%      3.09%       2.50%
  $25,000 but less than $50,000        2.75       2.83        2.25
  $50,000 but less than $100,000       2.50       2.56        2.00
  $100,000 but less than $250,000      2.00       2.04        1.75
  $250,000 but less than $500,000      1.50       1.52        1.25
  $500,000 but less than $1,000,000    1.00       1.01        0.75
  $1,000,000 and over                  0.00*      0.00*       0.75**

 Intermediate Government Bond, Intermediate Bond, Core Bond, Tax-Free Income, Pennsylvania Tax-Free Income, New Jersey Tax-Free Income and Ohio Tax-Free Income Portfolios:

                                                           REALLOWANCE
                                                               OR
                                       SALES                PLACEMENT
                                     CHARGE AS    SALES       FEES
                                         %      CHARGE AS  TO DEALERS
                                        OF          %       (AS % OF
        AMOUNT OF TRANSACTION        OFFERING    OF NET     OFFERING
          AT OFFERING PRICE            PRICE   ASSET VALUE   PRICE)
  Less than $25,000                    4.00%      4.17%       3.50%
  $25,000 but less than $50,000        3.75       3.90        3.25
  $50,000 but less than $100,000       3.50       3.63        3.00
  $100,000 but less than $250,000      3.00       3.09        2.50
  $250,000 but less than $500,000      2.00       2.04        1.50
  $500,000 but less than $1,000,000    1.00       1.01        0.75
  $1,000,000 and over                  0.00*      0.00*       0.75**

* There is no initial sales charge on purchase of $1,000,000 or more of In-vestor A Shares; however, a contingent deferred sales charge of 1.00% will be imposed on the lesser of the offering price or the net asset value of the shares on the redemption date for shares redeemed within 18 months after pur-chase.
** The Distributor may pay placement fees to dealers of up to 0.75% of the of-fering price on purchases of Investor A Shares of $1,000,000 or more.

 Government Income and Managed Income Portfolios:

                                                           REALLOWANCE
                                                               OR
                                       SALES                PLACEMENT
                                     CHARGE AS    SALES       FEES
                                         %      CHARGE AS  TO DEALERS
                                        OF          %       (AS % OF
        AMOUNT OF TRANSACTION        OFFERING    OF NET     OFFERING
          AT OFFERING PRICE            PRICE   ASSET VALUE   PRICE)
  Less than $25,000                    4.50%      4.71%       4.00%
  $25,000 but less than $50,000        4.25       4.70        3.75
  $50,000 but less than $100,000       4.00       4.17        3.50
  $100,000 but less than $250,000      3.50       3.63        3.00
  $250,000 but less than $500,000      2.50       2.56        2.00
  $500,000 but less than $1,000,000    1.50       1.52        1.25
  $1,000,000 and over                  0.00*      0.00*       1.00**

 International Bond Portfolio:

                                                           REALLOWANCE
                                                               OR
                                       SALES                PLACEMENT
                                     CHARGE AS    SALES       FEES
                                         %      CHARGE AS  TO DEALERS
                                        OF          %       (AS % OF
        AMOUNT OF TRANSACTION        OFFERING    OF NET     OFFERING
          AT OFFERING PRICE            PRICE   ASSET VALUE   PRICE)
  Less than $25,000                    5.00%      5.26%       4.50%
  $25,000 but less than $50,000        4.75       4.99        4.25
  $50,000 but less than $100,000       4.50       4.71        4.00
  $100,000 but less than $250,000      4.00       4.17        3.50
  $250,000 but less than $500,000      3.00       3.09        2.50
  $500,000 but less than $1,000,000    2.00       2.04        1.50
  $1,000,000 and over                  0.00*      0.00*       1.00**

* There is no initial sales charge on purchase of $1,000,000 or more of In-vestor A Shares; however, a contingent deferred sales charge of 1.00% will be imposed on the lesser of the offering price or the net asset value of the shares on the redemption date for shares redeemed within 18 months after pur-chase.
** The Distributor may pay placement fees to dealers of up to 1.00% of the of-fering price on purchases of Investor A Shares of $1,000,000 or more.

During special promotions, the entire sales charge may be reallowed to dealers. In addition, certain dealers who enter into an agreement to provide extra training and information on products, or marketing and related services, and who increase sales of shares may also receive additional payments from the Dis-tributor. Dealers who receive 90% or more of the sales charge may be deemed to be "underwriters" under the 1933 Act. The amount of the sales charge not reallowed to dealers may be paid to broker-dealer affiliates of PNC Bank Corp. who provide sales support services.

SALES CHARGE WAIVERS--INVESTOR A SHARES. The following persons associated with the Fund, the Distributor, the Fund's investment adviser, sub-advisers or transfer agent and their affiliates may buy Investor A Shares without paying a sales charge to the extent permitted by these firms: (a) officers, directors and partners (and their spouses and minor children); (b) full-time employees and retirees (and their spouses and minor children); (c) registered representa-tives of brokers who have entered into selling agreements with the Distributor;
(d) spouses or children of such persons; and (e) any trust, pension, profit-sharing or other benefit plan for any of the persons set forth in (a) through
(c). The following persons may also buy Investor A Shares without paying a sales charge: (a) persons investing through an authorized payroll deduction plan; (b) persons investing through an authorized investment plan for organiza-tions which operate under Section 501(c)(3) of the Internal Revenue Code; (c) registered investment advisers, trust companies and bank trust departments ex-ercising discretionary investment authority with respect to amounts to be in-vested in a Portfolio, provided that the aggregate amount invested pursuant to this exemption equals at least $250,000; and (d) persons participating in a "wrap account" or similar program under which they pay advisory fees to a bro-ker-dealer or other financial institution. INVESTORS WHO QUALIFY FOR ANY OF THESE EXEMPTIONS FROM THE SALES CHARGE MUST PURCHASE INVESTOR A SHARES.

QUALIFIED PLANS. The sales charge (as a percentage of the offering price) pay-able by qualified employee benefit plans ("Qualified Plans") having at least 20 employees eligible to participate in purchases of Investor A Investor Shares of the Portfolios aggregating less than $500,000 will be 1.00%. No sales charge will apply to purchases by Qualified Plans of Investor A Shares aggregating $500,000 and above. The sales charge payable by Qualified Plans having less than 20 employees eligible to participate in purchases of Investor A Shares of the Portfolios aggregating less than $500,000 will be 2.50% (1.50% with respect to shares of the Low Duration Bond Portfolio.) The above schedules will apply to purchases by such Qualified Plans of Investor A Shares aggregating $500,000 and above.

QUANTITY DISCOUNTS. As shown above, larger purchases may reduce the sales charge price. Upon notice to the investor's broker or the transfer agent, pur-chases of Investor A Shares made at any one time by the following persons may be considered when calculating the sales charge: (a) an individual, his or her spouse, and their children under the age of 21; (b) a trustee or fiduciary of a single trust estate or single fiduciary account; or (c) any organized group which has been in existence for more than six months, if it is not organized for the purpose of buying redeemable securities of a registered investment com-pany, and if the purchase is made through a central administrator, or through a single dealer, or by other means which result in economy of sales effort or ex-pense. An organized group does not include a group of individuals whose sole organizational connection is participation as credit card holders of a company, policyholders of an insurance company, customers of either a bank or broker/dealer or clients of an investment adviser. Purchases made by an organized group may include, for example, a trustee or other fidu-ciary purchasing for a single fiduciary account or other employee benefit plan purchases made through a payroll deduction plan.

REDUCED SALES CHARGES--INVESTOR A SHARES

RIGHT OF ACCUMULATION. Under the Right of Accumulation, the current value of an investor's existing Investor A Shares in any of the Portfolios that are subject to a front-end sales charge may be combined with the amount of the investor's current purchase in determining the applicable sales charge. IN ORDER TO RE-CEIVE THE CUMULATIVE QUANTITY REDUCTION, PREVIOUS PURCHASES OF INVESTOR A SHARES MUST BE CALLED TO THE ATTENTION OF PFPC BY THE INVESTOR AT THE TIME OF THE CURRENT PURCHASE.

REINVESTMENT PRIVILEGE. Upon redemption of Investor A Shares of a Portfolio (or Investor A Shares of another non-money market portfolio of the Fund), a share-holder has a one-time right, to be exercised within 45 days, to reinvest the redemption proceeds without any sales charges. PFPC must be notified of the re-investment in writing by the purchaser, or by his or her broker, at the time the purchase is made in order to eliminate a sales charge. An investor should consult a tax adviser concerning the tax consequences of use of the reinvest-ment privilege.

INVESTMENTS OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. Investors may purchase Investor A Shares at net asset value, without a sales charge, with the proceeds from the redemption of shares of any other investment company which were sold with a sales charge or commission. This does not include shares of an affiliated mutual fund which were or would be subject to a contingent de-ferred sales charge upon redemption. Such purchases must be made within 60 days of the redemption, and the Fund must be notified by the investor in writing, or by his or her financial institution, at the time the purchase of Investor A Shares is made.

LETTER OF INTENT. An investor may qualify for a reduced sales charge immedi-ately by signing a Letter of Intent stating the investor's intention to invest during the next 13 months a specified amount in Investor A Shares which, if made at one time, would qualify for a reduced sales charge. The Letter of In-tent may be signed at any time within 90 days after the first investment to be included in the Letter of Intent. The initial investment must meet the minimum initial investment requirement and represent at least 5% of the total intended investment. THE INVESTOR MUST INSTRUCT PFPC UPON MAKING SUBSEQUENT PURCHASES THAT SUCH PURCHASES ARE SUBJECT TO A LETTER OF INTENT. All dividends and capi-tal gains of a Portfolio that are invested in additional Investor A Shares of the same Portfolio are applied to the Letter of Intent.

During the term of a Letter of Intent, the Fund's transfer agent will hold In-vestor A Shares representing 5% of the indicated amount in escrow for payment of a higher sales load if the full amount indicated in the Letter of Intent is not purchased. The escrowed Investor A Shares will be released when the full amount indicated has been purchased. Any redemptions made during the 13-month period will be subtracted from the amount of purchases in determining whether the Letter of Intent has been completed.

If the full amount indicated is not purchased within the 13-month period, the investor will be required to pay an amount equal to the difference between the sales charge actually paid and the sales charge the investor would have had to pay on his or her aggregate purchases if the total of such purchases had been made at a single time. If remittance is not received within 20 days of the ex-piration of the 13-month period, PFPC, as attorney-in-fact, pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Investor A Shares held in escrow to realize the difference.

PURCHASES OF INVESTOR B SHARES. Investor B Shares are subject to a deferred sales charge at the rates set forth in the chart below if they are redeemed within six years of purchase. The deferred sales charge on Investor B Shares is based on the lesser of the offering price or the net asset value of the In-vestor B Shares on the redemption date. Brokers will receive commissions equal to 4.0% of the Index B Shares sold by them plus ongoing fees under the Fund's Distribution and Service Plan and described under "Who Manages The Fund?" These commissions may be different than the reallowances or placement fees paid to dealers in connection with sales of Investor A Shares.

The amount of any contingent deferred sales charge an investor must pay on In-vestor B Shares depends on the number of years that elapse between the purchase date and the date the Investor B Shares are redeemed as set forth in the fol-lowing chart:

                                         CONTINGENT DEFERRED
                                         SALES CHARGE (AS A
        NUMBER OF YEARS              PERCENTAGE OF DOLLAR AMOUNT
    ELAPSED SINCE PURCHASE             SUBJECT TO THE CHARGE)
Less than one                                   4.50%
More than one, but less than two                4.00
More than two, but less than three              3.50
More than three, but less than four             3.00
More than four, but less than five              2.00
More than five, but less than six               1.00
More than six, but less than seven              0.00

EXEMPTIONS FROM THE CONTINGENT DEFERRED SALES CHARGE. The contingent deferred sales charge on Investor B Shares is not charged in connection with: (1) ex-changes described in "What Are the Shareholder Features of the Fund?--Exchange Privilege"; (2) redemptions made in connection with minimum required distributions from IRA, 403(b)(7) and Qual-ified Plan accounts due to the shareholder reaching age 70 1/2; (3) redemptions in connection with a shareholder's death or disability (as defined in the In-ternal Revenue Code) subsequent to the purchase of Investor B Shares; (4) in-voluntary redemptions of Investor B Shares in accounts with low balances as de-scribed in "How Are Shares Redeemed?"; and (5) redemptions made pursuant to the Systematic Withdrawal Plan, subject to the limitations set forth above under "What Are the Shareholder Features of the Fund?--Systematic Withdrawal Plan." In addition, no contingent deferred sales charge is charged on Investor B Shares acquired through the reinvestment of dividends or distributions.

When an investor redeems Investor B Shares, the redemption order is processed to minimize the amount of the contingent deferred sales charge that will be charged. Investor B Shares are redeemed first from those shares that are not subject to the deferred sales load (i.e., shares that were acquired through re-investment of dividends or distributions) and after that from the shares that have been held the longest.

How Is Net Asset Value Calculated?
--------------------------------------------------------------------------------

Net asset value is calculated separately for each class of Investor Shares of each Portfolio as of the close of regular trading hours on the NYSE (currently 4:00 p.m. Eastern Time) on each Business Day by dividing the value of all secu-rities and other assets owned by a Portfolio that are allocated to a particular class of shares, less the liabilities charged to that class, by the number of shares of the class that are outstanding.

Most securities held by a Portfolio are priced based on their market value as determined by reported sales prices or the mean between their bid and asked prices. Portfolio securities which are primarily traded on foreign securities exchanges are normally valued at the preceding closing values of such securi-ties on their respective exchanges. Securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Board of Trustees. The amortized cost method of valuation will also be used with respect to debt obligations with sixty days or less remaining to maturity unless a Portfolio's sub-adviser under the supervision of the Board of Trustees determines such method does not repre-sent fair value.

How Frequently Are Dividends And Distributions Made To Investors?
--------------------------------------------------------------------------------

Each Portfolio will distribute substantially all of its net investment income and net realized capital gains, if any, to shareholders. All distributions are reinvested at net asset value in the form of additional full and fractional shares of the same class of shares of the relevant Portfolio unless a share-holder elects otherwise. Such election, or any revocation thereof, must be made in writing to PFPC, and will become effective with respect to dividends paid after its receipt by PFPC. Each Portfolio declares a dividend each day on "set-tled" shares (i.e., shares for which the particular Portfolio has received pay-ment in Federal funds) on the first Business Day after a purchase order is placed with the Fund. Payments by check are normally converted to Federal funds within two Business Days of receipt. Over the course of a year, substantially all of the Portfolio's net investment income will be declared as dividends. The amount of the daily dividend for each Portfolio will be based on periodic pro-jections of its net investment income. All dividends are paid within ten days after the end of each month. Net realized capital gains (including net short-term capital gains), if any, will be distributed by each Portfolio at least an-nually.

How Are Fund Distributions Taxed?
--------------------------------------------------------------------------------

Each Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. If a Portfolio qualifies, it generally will be relieved of Federal income tax on amounts dis-tributed to shareholders, but shareholders, unless otherwise exempt, will pay income or capital gains taxes on distributions (except distributions that are "exempt interest dividends" or are treated as a return of capital), whether the distributions are paid in cash or reinvested in additional shares.

Distributions paid out of a Portfolio's "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), if any, will be taxed to shareholders as long-term capital gain, regardless of the length of time a shareholder holds shares. All other distributions, to the extent taxable, are taxed to shareholders as ordinary income.

Each Tax-Free Portfolio intends to pay substantially all of its dividends as "exempt interest dividends." However, taxpayers are required to report the re-ceipt of "exempt interest dividends" on their Federal income tax returns, and in two circumstances such amounts, while exempt from regular Federal income tax, are taxable to persons subject to alternative minimum and environmental taxes. First, "exempt interest dividends" derived from certain private activity bonds issued after August 7, 1986 generally will constitute an item of tax preference for corporate and non-corporate taxpayers in determining alternative minimum and environmental tax liability. Second, "exempt interest dividends" must be taken into account by corporate taxpayers in determining certain ad-justments for alternative minimum and environmental tax purposes. Shareholders who are recipients of Social Security Act or Railroad Retirement Act benefits should note that "exempt interest dividends" will be taken into account in de-termining the taxability of their benefit payments.

Each Tax-Free Portfolio will determine annually the percentages of its net in-vestment income which are exempt from the regular Federal income tax, which constitute an item of tax preference for Federal alternative minimum tax pur-poses, and which are fully taxable. These percentages will apply uniformly to all distributions declared from net investment income during that year and may differ significantly from the actual percentages for any particular day.

The Fund will send written notices to shareholders annually regarding the tax status of distributions made by each Portfolio. Dividends declared in October, November or December of any year payable to shareholders of record on a speci-fied date in those months will be deemed to have been received by the share-holders on December 31 of such year, if the dividends are paid during the fol-lowing January.

An investor considering buying shares on or just before a dividend record date should be aware that the amount of the forthcoming dividend payment, although in effect a return of capital, will be taxable.

A taxable gain or loss may be realized by a shareholder upon the redemption or transfer of shares depending upon their tax basis and their price at the time of redemption, or transfer.

Generally, shareholders may include sales charges paid on the purchase of shares in their tax basis for the purposes of determining gain or loss on a re-demption, transfer or exchange of such shares. However, if a shareholder ex-changes the shares for shares of another Portfolio within 90 days of purchase and is able to reduce the sales charges applicable to the new shares (by virtue of the Fund's exchange privilege), the amount equal to such reduction may not be included in the tax basis of the shareholder's exchanged shares for the pur-pose of determining gain or loss but may be included (subject to the same limi-tation) in the tax basis of the new shares.

Any loss upon the sale or exchange of shares held for six months or less will be disallowed for Federal income tax purposes to the extent of any exempt in-terest dividends received by the shareholder. For the Ohio Tax-Free Income Portfolio, the loss will be disallowed for Ohio income tax purposes to the same extent, even though, for Ohio income tax purposes, some portion of such divi-dends actually may have been subject to Ohio income tax.

It is expected that dividends and certain interest income earned by the Inter-national Bond Portfolio from foreign securities will be subject to foreign withholding taxes or other taxes. So long as more than 50% of the value of the Portfolio's total assets at the close of a taxable year consists of stock or securities of foreign corporations, the Portfolio may elect, for U.S. Federal income tax purposes, to treat certain foreign taxes paid by it, including gen-erally any withholding taxes and other foreign income taxes, as paid by its shareholders. The Portfolio intends to make this election. As a result, the amount of such foreign taxes paid by the Portfolio will be included in its shareholders' income pro rata (in addition to taxable distributions actually received by them), and each shareholder generally will be entitled either (a) to credit a proportionate amount of such taxes against U.S. Federal income tax liabilities, or (b) if a shareholder itemizes deductions, to deduct such pro-portionate amounts from U.S. income.

This is not an exhaustive discussion of applicable tax consequences, and in-vestors may wish to contact their tax advisers concerning investments in the Portfolios. Except as discussed below, dividends paid by each Portfolio may be taxable to investors under state or local law as dividend income even though all or a portion of the dividends may be derived from interest on obligations which, if realized directly, would be exempt from such income taxes. In addi-tion, future legislative or administrative changes or court decisions may mate-rially affect the tax consequences of investing in a Portfolio. Shareholders who are non-resident alien individuals, foreign trusts or estates, foreign cor-porations or foreign partnerships may be subject to different U.S. Federal in-come tax treatment.

PENNSYLVANIA TAX CONSIDERATIONS. Income received by a shareholder attributable to interest realized by the Pennsylvania Tax-Free Income Portfolio from Penn-sylvania Municipal Obligations or attributable to insurance proceeds on account of such interest, is not taxable to individuals, estates or trusts under the Personal Income Tax (in the case of insurance proceeds, to the extent they are exempt for Federal Income Tax purposes); to corporations under the Corporate Net Income Tax (in the case of insurance proceeds, to the extent they are ex-empt for Federal Income Tax purposes); nor to individuals under the Philadel-phia School District Net Investment Income Tax ("School District Tax").

Income received by a shareholder attributable to gain on the sale or other dis-position by the Pennsylvania Tax-Free Income Portfolio of Pennsylvania Munici-pal Obligations is taxable under the Personal Income Tax, the Corporate Net In-come Tax, and, unless these assets were held by the Pennsylvania Tax-Free In-come Portfolio for more than six months, the School District Tax.

To the extent that gain on the disposition of a share represents gain realized on Pennsylvania Municipal Obligations held by the Pennsylvania Tax-Free Income Portfolio, such gain may be subject to the Personal Income Tax and Corporate Net Income Tax. Such gain may also be subject to the School District Tax, ex-cept that gain realized with respect to a share held for more than six months is not subject to the School District Tax.

This discussion does not address the extent, if any, to which shares, or inter-est and gain thereon, is subject to, or included in the measure of, the special taxes imposed by the Commonwealth of Pennsylvania on banks and other financial institutions or with respect to any privilege, excise, franchise or other tax imposed on business entities not discussed above (including the Corporate Capi-tal Stock/Foreign Franchise Tax).

Shareholders of the Pennsylvania Tax-Free Income Portfolio are not subject to the Pennsylvania County Personal Property Tax to the extent that the Portfolio is comprised of Pennsylvania Municipal Obligations and Federal obligations (if the interest on such obligations is exempt from state and local taxation under the laws of the United States).

NEW JERSEY TAX CONSIDERATIONS. It is anticipated that substantially all divi-dends paid by the New Jersey Tax-Free Income Portfolio will not be subject to New Jersey personal income tax. In accordance with the provisions of New Jersey law as currently in effect, distributions paid by a "qualified investment fund" will not be subject to the New Jersey personal income tax to the extent that the distributions are attributable to income received as interest or gain from New Jersey State-Specific Obligations, or as interest or gain from direct U.S. Government obligations. Distributions by a qualified investment fund that are attributable to most other sources will be subject to the New Jersey personal income tax. To be classified as a qualified investment fund, at least 80% of the Portfolio's investments must consist of New Jersey State-Specific Obliga-tions or direct U.S. Government obligations; it must have no investments other than interest-bearing obligations, obligations issued at a discount, and cash and cash items (including receivables); and it must satisfy certain reporting obligations and provide certain information to its shareholders. Shares of the Portfolio are not subject to property taxation by New Jersey or its political subdivisions.

The New Jersey personal income tax is not applicable to corporations. For all corporations subject to the New Jersey Corporation Business Tax, dividends and distributions from a "qualified investment fund" are included in the net income tax base for purposes of computing the Corporation Business Tax. Furthermore, any gain upon the redemption or sale of shares by a corporate shareholder is also included in the net income tax base for purposes of computing the Corpora-tion Business Tax.

OHIO TAX CONSIDERATIONS. Individuals and estates that are subject to Ohio per-sonal income tax or municipal or school district income taxes in Ohio will not be subject to such taxes on distributions from the Ohio Tax-Free Income Portfo-lio to the extent that such distributions are properly attributable to interest on Ohio Municipal Obligations or obligations issued by the U.S. Government, its agencies, instrumentalities or territories (if the interest on such obligations is exempt from state income taxation under the laws of the United States) ("U.S. Obligations"), if (a) the Portfolio continues to qualify as a regulated investment company for Federal income tax purposes and (b) at all times at least 50% of the value of the total assets of the Portfolio consists of Ohio Municipal Obligations or similar obligations of other states or their subdivi-sions. Corporations that are subject to the Ohio corporation franchise tax will not have to include distributions from the Ohio Tax-Free Income Portfolio in their net income base for purposes of calculating their Ohio corporation fran-chise tax liability to the extent that such distributions either constitute ex-empt-interest dividends for Federal income tax purposes or are properly attrib-utable to interest on Ohio Municipal Obligations or U.S. Obligations. However, Shares of the Ohio Tax-Free Income Portfolio will be included in a corpora-tion's net worth base for purposes of calculating the Ohio corporation fran-chise tax. Distributions properly attributable to gain on the sale, exchange or other disposition of Ohio Municipal Obligations will not be subject to the Ohio personal income tax, or municipal or school district income taxes in Ohio and will not be included in the net income base of the Ohio corporation franchise tax. Distributions attributable to other sources will be subject to the Ohio personal income tax and the Ohio corporation franchise tax.

How Is The Fund Organized?
--------------------------------------------------------------------------------

The Fund was organized as a Massachusetts business trust on December 22, 1988 and is registered under the 1940 Act as an open-end management investment com-pany. On January 12, 1996 the Fund changed its name from The PNC(R) Fund to Compass Capital Funds SM. The Declaration of Trust authorizes the Board of Trustees to classify and reclassify any unissued shares into one or more clas-ses of shares. Pursuant to this authority, the Trustees have authorized the is-suance of an unlimited number of shares in thirty investment portfolios. Each Portfolio, other than the Government Income, Intermediate Bond, Managed Income and Ohio Tax-Free Income Portfolios, offers five separate classes of shares-- Institutional Shares, Service Shares, Investor A Shares, Investor B Shares. The Government Income Portfolio offers Investor A Shares, Investor B Shares and In-vestor C Shares; the Intermediate Bond, Managed Income and Ohio Tax-Free Income Portfolios each offer Investor A Shares, Institutional Shares and Service Shares and, in addition, the Ohio Tax-Free Income Portfolio offers Investor B Shares. This prospectus relates only to Investor A Shares and Investor B Shares of the eleven Portfolios described herein.

Shares of each class bear their pro rata portion of all operating expenses paid by a Portfolio, except transfer agency fees and amounts payable under the Fund's Distribution and Service Plan. In addition, each class of Investor Shares is sold with different sales charges. Because of these "class expenses" and sales charges, the performance of a Portfolio's Institutional Shares is ex-pected to be higher than the performance of the Portfolio's Service Shares, and the performance of both the Institutional Shares and Service Shares of a Port-folio is expected to be higher than the performance of the Portfolio's three classes of Investor Shares. In addition, the performance of each class of In-vestor Shares may be different. The Fund offers various services and privileges in connection with its Investor Shares that are not generally offered in con-nection with its Institutional and Service Shares, including an automatic in-vestment plan and an automatic withdrawal plan. For further information regard-ing the Fund's Institutional, Service and Investor C Share classes, contact PFPC at (800) 441-7764.

Each share of a Portfolio has a par value of $.001, represents an interest in that Portfolio and is entitled to the dividends and distributions earned on that Portfolio's assets that are declared in the discretion of the Board of Trustees. The Fund's shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held, and will vote in the aggregate and not by class, except where otherwise required by law or as determined by the Board of Trustees. The Fund does not currently intend to hold annual meetings of shareholders for the election of trustees (except as required under the 1940 Act). For a further discussion of the voting rights of shareholders, see "Additional Information Concerning Shares" in the Statement of Additional Information.

On       , 1996, PNC Bank held of record approximately   % of the Fund's out-
standing shares, as trustee on behalf of individual and institutional invest-ors, and may be deemed a controlling person of the Fund under the 1940 Act. PNC Bank is a subsidiary of PNC Bank Corp., a multi-bank holding company.

How Is Performance Calculated?
--------------------------------------------------------------------------------
Performance information for each class of Investor Shares of the Portfolios may be quoted in advertisements and communications to shareholders. Total return will be calculated on an average annual total return basis for various periods. Average annual total return reflects the average annual percentage change in value of an investment in Investor Shares of a Portfolio over the measuring pe-riod. Total return may also be calculated on an aggregate total return basis. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return assume that dividend and capital gain distributions made by a Portfolio with respect to a class of shares are reinvested in shares of the same class, and also reflect the maximum sales load charged by the Portfolio with respect to a class of shares. When, however, a Portfolio compares the total return of a share class to that of other funds or relevant indices, total return may also be computed without re-flecting the sales load.

The yield of a class of shares is computed by dividing the Portfolio's net in-come per share allocated to that class during a 30-day (or one month) period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis. Each Tax-Free Portfolio's "tax-equivalent yield" may also be quoted, which shows the level of taxable yield needed to produce an after-tax equivalent to a Portfolio's tax-free yield. This is done by increasing the Portfolio's yield (calculated above) by the amount necessary to reflect the payment of Federal and/or state income tax at a stated tax rate.

The performance of a class of a Portfolio's Investor Shares may be compared to the performance of other mutual funds with similar investment objectives and to relevant indices, as well as to ratings or rankings prepared by independent services or other financial or industry publications that monitor the perfor-mance of mutual funds. For example, the performance of a class of a Portfolio's Investor Shares may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Weisenberger Investment Company Service, and with the performance of the Lehman GMNA Index, the T-Bill Index, the "stocks, bonds and inflation index" published annually by Ibbotson Associ-ates and the Lehman Government Corporate Bond Index, as well as the benchmarks attached to this Prospectus. Performance information may also include evalua-tions of the Portfolios and their share classes published by nationally recog-nized ranking services, and information as reported in financial publications such as Business Week, Fortune, Institutional Investor, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature.

In addition to providing performance information that demonstrates the actual yield or return of a class of shares of a particular Portfolio, a Portfolio may provide other information demonstrating hypothetical investment returns. This information may include, but is not limited to, illustrating the compounding effects of dividends in a dividend reinvestment plan or the impact of tax-de-ferred investing.

Performance quotations for shares of a Portfolio represent past performance and should not be considered representative of future results. The investment re-turn and principal value of an investment in a Portfolio will fluctuate so that an investor's Investor Shares, when redeemed, may be worth more or less than their original cost. Since performance will fluctuate, performance data for In-vestor Shares of a Portfolio cannot necessarily be used to compare an invest-ment in such shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Performance is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses and market conditions. Any fees charged by brokers or other institu-tions directly to their customer accounts in connection with investments in In-vestor Shares will not be included in the Portfolio performance calculations.

How Can I Get More Information?
--------------------------------------------------------------------------------
We believe that it is essential for shareholders to have access to information regarding their investment 24 hours a day, 7 days a week. The COMPASS CAPITAL FUNDS have an investor information line that can provide such access.

In addition to account information, other sources of information regarding each COMPASS CAPITAL Portfolio and its portfolio holdings, strategy and current div-idend and performance levels are available.

By selecting the appropriate source of information as listed below, investors can receive additional information on the COMPASS CAPITAL Portfolios by either using a toll-free number or through electronic access:

For Performance and Portfolio Management Questions dial (800) FUTURE4.

For Information Related to Share Purchases and Redemptions call your investment adviser or COMPASS CAPITAL FUNDS at (800) 441-7762.

For Questions about Shareholder Accounts and Balances held directly at the Fund, call (800) 441-7762.

Information is also available on the Internet through the World Wide Web. Shareholders and investment professionals may access portfolio information, portfolio manager updates and market data by accessing http://www.compassfunds.com.

                                    APPENDIX

    COMPASS CAPITAL            PERFORMANCE
       PORTFOLIO                BENCHMARK                         DESCRIPTION
Low Duration Bond        Merrill 1-3 Year         Treasuries with maturities ranging from 1
                         Treasury Index           to 2.99 years
Intermediate Government  Lehman Brothers          Treasury and agency issues in the Lehman
Bond                     Intermediate Government  Aggregate, excluding maturities above 9.99 years
Intermediate Bond        Lehman Brothers          Treasury, agency and corporate issues in
                         Intermediate Gov't/Corp  the Lehman Aggregate, excluding maturities above 9.99 years
Core Bond                Lehman Aggregate         The Lehman Aggregate contains issues that
                                                  meet the following criteria:
                                                  . At least $100 million par amount
                                                    outstanding for entry and exit
                                                  . Rated investment grade (at least Baa-3)
                                                    by Moody's or S&P (if not rated by
                                                    Moody's)
                                                  . At least one year at maturity
                                                  . Coupon must have a fixed rate
                                                  . Excludes CMOs, ARMs, manufactured homes,
                                                    non-agency bonds, buydowns, graduated
                                                    equity mortgages, project loans and non-
                                                    conforming ("jumbo") mortgages
                                                  . As of June 1995, the composition of the
                                                    Lehman Brothers Aggregate Index is:
                                                  54% allocation to Treasury and government
                                                  securities
                                                  28% allocation to mortgage-backed
                                                  securities
                                                  18% allocation to corporate and asset-
                                                  backed securities
Government Income        Lehman Mortgage/10 Year  50% allocation to the mortgage component of
                         Treasury                 the Lehman Aggregate Index and a 50%
                                                  allocation to the Merrill Lynch 10 Year
                                                  Index
Managed Income           Salomon BIG              Very similar to the Lehman Aggregate, the
                                                  Salomon BIG is a market-weighted index
                                                  comprised of U.S. Treasury, government-
                                                  sponsored, investment grade corporate (Baa-
                                                  3/BBB- or better), mortgage- and asset-
                                                  backed securities.
                                                  . Issues comprising the index have an
                                                    average life of at least 1 year, with no
                                                    maximum maturity
                                                  . Corporate and government-sponsored issues
                                                    have a minimum face amount of $100
                                                    million to qualify for entry, and a
                                                    minimum of $75 million face amount to
                                                    exit
                                                  . Treasury and mortgage issues have a
                                                    minimum face amount of $1 billion for
                                                    both entry and exit
                                                  . Excludes CMOs, ARMs, manufactured homes,
                                                    non-agency bonds, buydowns, graduated
                                                    equity mortgages, project loans and non-
                                                    conforming ("jumbo") mortgages
                                                  . As of June 1995, the composition of the
                                                    Index is:
                                                  53% allocation to Treasury and government
                                                  securities
                                                  29% allocation to mortgage-backed
                                                  securities
                                                  18% allocation to corporate and asset-
                                                  backed securities
International Bond       Salomon Non-U.S. Hedged  A market-capitalization weighted benchmark
                         World Government Bond    that tracks the performance of the 13
                         Index                    Government bond markets of Australia,
                                                  Austria, Belgium, Canada, Denmark, France,
                                                  Germany, Italy, Japan, the Netherlands,
                                                  Spain, Sweden and the United Kingdom. The
                                                  currency-hedged return is computed by using
                                                  a rolling one-month forward exchange
                                                  contract as a hedging instrument.
Tax-Free Income          Lehman Municipal Bond    All of the bonds in the following Municipal
                         Index                    Indices possess the following
                                                  characteristics:
                                                  . A minimum credit rating of Baa-3
                                                  . Outstanding par value of at least $3
                                                    million
                                                  . Must be issued as part of a deal of at
                                                    least $50 million
                                                  . Individual bonds must have been issued
                                                    within the last 5 years
                                                  . Remaining maturity of not less than one
                                                    year
                                                  Excludes bonds subject to the alternative
                                                  minimum tax (AMT), taxable municipal bonds,
                                                  and floating-rate or zero coupon municipal
                                                  bonds
Pennsylvania Tax-Free    Lehman Local GO Index    Local general obligation bonds
Income
New Jersey Tax-Free      Lehman Local GO Index    Local general obligation bonds
Income
Ohio Tax-Free Income     Lehman Local GO Index    Local general obligation bonds

The Compass Capital Funds
--------------------------------------------------------------------------------
NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTA-TIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL IN-FORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING
MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PRO-SPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN
ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                               -----------------

LOW DURATION BOND PORTFOLIO

INTERMEDIATE GOVERNMENT BOND PORTFOLIO

INTERMEDIATE BOND PORTFOLIO

CORE BOND PORTFOLIO

GOVERNMENT INCOME PORTFOLIO

MANAGED INCOME PORTFOLIO

INTERNATIONAL BOND PORTFOLIO

TAX-FREE INCOME PORTFOLIO

PENNSYLVANIA TAX-FREE INCOME PORTFOLIO

NEW JERSEY TAX-FREE INCOME PORTFOLIO

OHIO TAX-FREE INCOME PORTFOLIO


                                    THE BOND
                                   PORTFOLIOS

                                INVESTOR SHARES



                                   Prospectus

                              January 1, 1997

                           COMPASS CAPITAL FUNDS/SM/
                           (INVESTOR C SHARES OF THE
           LOW DURATION BOND PORTFOLIO, INTERMEDIATE GOVERNMENT BOND
                    PORTFOLIO, GOVERNMENT INCOME PORTFOLIO,
               CORE BOND PORTFOLIO, INTERNATIONAL BOND PORTFOLIO,
       TAX-FREE INCOME PORTFOLIO, PENNSYLVANIA TAX-FREE INCOME PORTFOLIO,
                   AND NEW JERSEY TAX-FREE INCOME PORTFOLIO)

                             CROSS REFERENCE SHEET



FORM N-1A ITEM                                     LOCATION
--------------                                     ----------

      PART A                                       PROSPECTUS

1.    Cover page.............................      Cover Page

2.    Synopsis...............................      What Are The Expenses Of The
                                                   Portfolios?

3.    Condensed Financial Information........      What Are The Portfolios'
                                                   Financial Highlights?

4.    General Description of Registrant......      Cover Page; What Are The
                                                   Portfolios?; What Additional
                                                   Investment Policies Apply?;
                                                   What Are The Portfolios'
                                                   Fundamental Investment
                                                   Limitations?

5.    Management of the Fund.................      Who Manages The Fund?

5A.   Managements Discussion of Fund
        Performance..........................      Inapplicable

6.    Capital Stock and Other Securities.....      How Frequently Are Dividends
                                                   And Distributions Made To
                                                   Investors?; How Are Fund
                                                   Distributions Taxed?; How Is
                                                   The Fund Organized?

7.    Purchase of Securities Being Offered...      How Are Shares Purchased And
                                                   Redeemed?; How Is Net Asset
                                                   Value Calculated?; How Is The
                                                   Fund Organized?

8.    Redemption or Repurchase...............      How Are Shares Purchased and
                                                   Redeemed?

9.    Legal Proceedings......................      Inapplicable

The Bond Portfolios Investor C Shares                      January 1, 1997
--------------------------------------------------------------------------------

                Compass Capital Funds SM ("Compass Capital" or the "Fund") consist of thirty investment portfolios. This Prospectus de-scribes the Investor C Shares of eight of those portfolios (the "Portfolios"):

                [[_]] Low Duration Bond Portfolio
                 [_]  Intermediate Government Bond Portfolio
                 [_]  Core Bond Portfolio
                 [_]  Government Income Portfolio
                 [_]  International Bond Portfolio
                 [_]  Tax-Free Income Portfolio
                 [_]  Pennsylvania Tax-Free Income Portfolio
                [[_]] New Jersey Tax-Free Income Portfolio

                This Prospectus contains information that a prospective in-vestor needs to know before investing. Please keep it for fu-ture reference. A Statement of Additional Information dated January 1, 1997 has been filed with the Securities and Ex-change Commission (the "SEC"). The Statement of Additional In-formation may be obtained free of charge from the Fund by calling (800) 441-7762. The Statement of Additional Informa-tion, as supplemented from time to time, is incorporated by reference into this Prospectus.

                Shares of the Portfolios are not deposits or obligations of, or guaranteed or endorsed by, PNC Bank, National Association or any other bank and are not insured by, guaranteed by, obli-gations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. Investments in the Portfolios involve investment risks, including possible loss of principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. SHARES OF THE STATE-SPECIFIC TAX-FREE PORTFOLIOS ARE INTENDED ONLY FOR RESIDENTS OF THE RESPECTIVE STATES INDICATED.

The Bond Portfolios of Compass Capital Funds
--------------------------------------------------------------------------------
              The Bond Portfolios of COMPASS CAPITAL FUNDS consist of eight investment portfolios that provide investors with a broad spec-trum of investment alternatives within the fixed income sector. Five of these Portfolios invest in taxable bonds, and three of these Portfolios invest in tax-exempt bonds. A detailed descrip-tion of each Portfolio begins on page 11.

            COMPASS CAPITAL PORTFOLIO       PERFORMANCE BENCHMARK  LIPPER PEER GROUP
              Low Duration Bond             Merrill 1-3 Year       Short U.S. Government
               (previously called            Treasury Index
               the Short Government
               Bond Portfolio)
              Intermediate Govern-          Lehman Brothers        Intermediate
               ment Bond                     Intermediate           U.S. Government
                                             Government
              Core Bond                     Lehman Aggregate       Intermediate
                                                                    Investment Grade Debt
              Government Income             Lehman Mortgage/10     General U.S. Government
                                             Year Treasury
              International Bond            Salomon Non-U.S.       General World Income
                                             Hedged World
                                             Government Bond
                                             Index
              Tax-Free Income               Lehman Municipal Bond  General Municipal Debt
                                             Index
              PA Tax-Free Income            Lehman Local GO Index  PA Municipal Debt
              NJ Tax-Free Income            Lehman Local GO Index  NJ Municipal Debt

              PNC Asset Management Group, Inc. ("PAMG") serves as the Fund's investment adviser. BlackRock Financial Management, Inc. ("BlackRock") serves as sub-adviser to each Portfolio except the International Bond Portfolio, which is sub-advised by Morgan Grenfell Investment Services Limited ("Morgan Grenfell").

UNDERSTANDING   This Prospectus has been crafted to provide detailed, accurate
THE COMPASS     and comprehensive information on the Compass Capital Portfo-
CAPITAL BOND    lios. We intend this document to be an effective tool as you
PORTFOLIOS      explore different directions in fixed income investing. You may wish to use the table of contents on page 5 to find de-scriptions of the Portfolios, including their investment ob-jectives, portfolio management styles, risks and charges and expenses.

CONSIDERING     There can be no assurance that any mutual fund will achieve
THE RISKS IN    its investment objective. Some or all of the Portfolios may
BOND            purchase mortgage- related, asset-backed, foreign and illiquid
INVESTING       securities; enter into repurchase and reverse repurchase
                agreements and engage in leveraging techniques; lend portfolio securities to third parties; and enter into futures contracts and options. Each of the Pennsylvania and New Jersey Tax-Free
                Income Portfolios (the "State-Specific Tax-Free Portfolios") concentrates in the securities of issuers located in a partic-ular state, and is non-diversified, which means that its per-formance may be dependent upon the performance of a smaller number of securities than the other Portfolios, which are con-sidered diversified. See "What Additional Investment Policies
                And Risks Apply?"

INVESTING IN    For information on how to purchase and redeem shares of the
THE COMPASS     Portfolios, see "How Are Shares Purchased?" and "How Are
CAPITAL FUNDS   Shares Redeemed?"

Asking The Key Questions
--------------------------------------------------------------------------------

                                                                          PAGE
            What Are The Expenses Of The Portfolios?.....................   6
            What Are The Portfolios' Financial Highlights?...............
            What Are The Portfolios?.....................................  11
            What Are The Differences Among The Portfolios?...............  12
            What Types Of Securities Are In The Portfolios?..............  13
            What Are The Portfolios' Fundamental Investment
             Limitations?................................................  14
            What Additional Investment Policies And Risks Apply?.........  15
            Who Manages The Fund?........................................  28
            What Pricing Options Are Available To Investors?.............  34
            How Are Shares Purchased?....................................  35
            How Are Shares Redeemed?.....................................  37
            What Are The Shareholder Features Of The Fund?...............  39
            What Sales Charge And Exemptions Apply To Investor C
             Shares?.....................................................  41
            How Is Net Asset Value Calculated?...........................  42
            How Frequently Are Dividends And Distributions Made To
             Investors?..................................................  43
            How Are Fund Distributions Taxed?............................  44
            How Is The Fund Organized?...................................  47
            How Is Performance Calculated?...............................  48
            How Can I Get More Information?..............................  50

What Are The Expenses Of The Portfolios?
--------------------------------------------------------------------------------

Below is a summary of the annual operating expenses incurred by Investor C Shares of the International Bond Portfolio for the fiscal year ended September 30, 1996, as restated to reflect current expenses and fee waivers. Because no Investor C Shares of the other Portfolios were outstanding during the fiscal year ended September 30, 1996, the table below summarizes the annual operating expenses expected to be incurred by Investor C Shares of those Portfolios for the current fiscal year. An example based on the summary is also shown.

                                                    LOW         INTERMEDIATE
                                               DURATION BOND  GOVERNMENT BOND
                                                 PORTFOLIO       PORTFOLIO
                                                   INVESTOR C        INVESTOR C
SHAREHOLDER TRANSACTION EXPENSES
Front-End Sales Charge
 (as a percentage of offering price)                  None                 None
Deferred Sales Charge/(1)/
 (as a percentage of offering price)                  1.0%                 1.0%
Sales Charge on Reinvested Dividends                  None                 None
ANNUAL PORTFOLIO OPERATING EXPENSES (AS A
 PERCENTAGE OF AVERAGE NET ASSETS)
Advisory fees (after fee waivers)/(2)/                .30%                 .30%
12b-1 fees/(3)/                                       .75                  .75
Other operating expenses (after fee
 waivers)/(2)/                                        .72                  .72
                                                     -----             --------
 Shareholder servicing fee                     .25               .25
 Shareholder processing fee                    .15               .15
 Other expenses                                .32               .32
                                               ---            ------
Total Portfolio operating expenses (after fee
 waivers)/(2)/                                       1.77%                1.77%
                                                     =====             ========

(1) This amount applies to redemptions during the first 12 months. No deferred sales charge is charged after the first 12 months on Investor C Shares. See "What Sales Charge and Exemptions Apply to Investor C Shares?"

(2) "Other expenses" includes the administration fees payable by the Portfolios. Without waivers, advisory fees would be .50% and administration fees would be .23% for each Portfolio. PAMG and the Portfolios' administrators are under no obligation to waive fees or reimburse expenses, but have informed the Fund that they expect to waive fees and reimburse expenses during the remainder of the current fiscal year as necessary to maintain the Portfolios' total operating expenses at the levels set forth in the table. Without waivers, "Other operating expenses" would be .80% and .80%, respectively, and "Total Portfolio operating expenses" would be 2.05% and 2.05%, respectively, for Investor C Shares.
(3) Long-term investors in Investor C Shares may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc. ("NASD").

--------------------------------------------------------------------------------

                                              CORE BOND    GOVERNMENT INCOME
                                              PORTFOLIO        PORTFOLIO
                                                INVESTOR C          INVESTOR C
SHAREHOLDER TRANSACTION EXPENSES
Front-End Sales Charge
 (as a percentage of offering price)               None                    None
Deferred Sales Charge/(1)/
 (as a percentage of offering price)               1.0%                    1.0%
Sales Charge on Reinvested Dividends               None                    None
ANNUAL PORTFOLIO OPERATING EXPENSES (AS A
 PERCENTAGE OF AVERAGE NET ASSETS)
Advisory fees (after fee waivers)/(2)/             .30%                    .30%
12b-1 fees/(3)/                                    .75                     .75
Other operating expenses (after fee
 waivers)/(2)/                                     .72                     .72
                                                  -----               ---------
 Shareholder servicing fee                 .25                 .25
 Shareholder processing fee                .15                 .15
 Other expenses                            .32                 .32
                                           ---             -------
Total Portfolio operating expenses (after
 fee waivers)/(2)/                                1.77%                   1.77%
                                                  =====               =========

(1) This amount applies to redemptions during the first 12 months. No deferred sales charge is charged after the first 12 months on Investor C Shares. See "What Sales Charge and Exemptions Apply to Investor C Shares?"

(2) "Other expenses" includes the administration fees payable by the Portfolio. Without waivers, advisory fees would be .50% and administration fees would be .23% for each Portfolio. PAMG and the Portfolios' administrators are un-der no obligation to waive fees or reimburse expenses, but have informed the Fund that they expect to waive fees and reimburse expenses during the remainder of the current fiscal year as necessary to maintain the Portfo-lios' total operating expenses at the levels set forth in the table. With-out waivers, "Other operating expenses" would be .80% and .80%, respective-ly, and "Total Portfolio operating expenses" would be 2.05% and 2.05%, re-spectively, for Investor C Shares.
(3) Long-term investors in Investor C Shares may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the NASD.

--------------------------------------------------------------------------------

                                        INTERNATIONAL BOND      TAX-FREE INCOME
                                             PORTFOLIO             PORTFOLIO
                                                   INVESTOR C        INVESTOR C
SHAREHOLDER TRANSACTION EXPENSES
Front-End Sales Charge (as a
 percentage of offering price)                            None          None
Deferred Sales Charge(/1/)
 (as a percentage of offering price)                      1.0%          1.0%
Sales Charge on Reinvested Dividends                      None          None
ANNUAL PORTOLIO OPERATING EXPENSES (AS
 A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory fees (after fee waivers)(/2/)                    .55%          .30%
12b-1 fees(/3/)                                           .75           .75
Other operating expenses (after fee
 waivers and expense
 reimbursements)(/2/)                                     .90           .72
                                                    ----------         -----
 Shareholder servicing fee                   .25                .25
 Shareholder processing fee                  .15                .15
 Other expenses                              .50                .32
                                        --------                ---
Total Portfolio operating expenses
 (after fee waivers and expense
 reimbursements)(/2/)                                    2.20%         1.77%
                                                    ==========         =====

(1) This amount applies to redemptions during the first 12 months. No deferred sales charge is charged after the first 12 months on Investor C Shares. See "What Sales Charge and Exemptions Apply to Investor C Shares?"

(2) "Other expenses" includes the administration fees payable by the Portfo-lios. Without waivers, advisory fees would be .55% and .50%, respectively, and administration fees would be .23% for each Portfolio. In addition, the Expense Summary reflects reimbursements made to the Tax-Free Income Portfo-lio by the adviser. PAMG and the Portfolios' administrators are under no obligation to waive fees or reimburse expenses, but have informed the Fund that they expect to waive fees and reimburse expenses during the remainder of the current fiscal year as necessary to maintain the Portfolios' total operating expenses at the levels set forth in the table. Without waivers, "Other operating expenses" would be .98% and .82%, respectively, and "Total Portfolio operating expenses" would be 2.28% and 2.07%, respectively, for Investor C Shares.
(3) Long-term investors in Investor C Shares may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the NASD.

--------------------------------------------------------------------------------

                                                PENNSYLVANIA     NEW JERSEY
                                               TAX-FREE INCOME TAX-FREE INCOME
                                                  PORTFOLIO       PORTFOLIO
                                                    INVESTOR C      INVESTOR C
SHAREHOLDER TRANSACTION EXPENSES
Front-End Sales Charge
 (as a percentage of offering price)                   None            None
Deferred Sales Charge/(1)/
 (as a percentage of offering price)                   1.0%            1.0%
Sales Charge on Reinvested Dividends                   None            None
ANNUAL PORTFOLIO OPERATING EXPENSES (AS A
 PERCENTAGE OF AVERAGE NET ASSETS)
Advisory fees (after fee waivers)/(2)/                 .30%            .30%
12b-1 fees/(3)/                                        .75             .75
Other operating expenses (after fee
 waivers)/(2)/                                         .72             .72
                                                      -----           -----
 Shareholder servicing fee                     .25             .25
 Shareholder processing fee                    .15             .15
 Other expenses                                .32             .32
                                               ---             ---
Total Portfolio operating expenses (after fee
 waivers)/(2)/                                        1.77%           1.77%
                                                      =====           =====

(1) This amount applies to redemptions during the first 12 months. No deferred sales charge is charged after the first 12 months on Investor C Shares. See "What Sales Charge and Exemptions Apply to Investor C Shares?"

(2) "Other expenses" includes the administration fees payable by the Portfo-lios. Without waivers, advisory fees would be .50% and administration fees would be .23% for each Portfolio. PAMG and the Portfolios" administrators are under no obligation to waive fees or reimburse expenses, but have in-formed the Fund that they expect to waive fees and reimburse expenses dur-ing the remainder of the current fiscal year as necessary to maintain the Portfolios' total operating expenses at the levels set forth in the table. Without waivers, "Other operating expenses" would be .82% and .85%, respec-tively, and "Total Portfolio operating expenses" would be 2.07% and 2.10%, respectively, for Investor C Shares.
(3) Long-term investors in Investor C Shares may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the NASD.

EXAMPLE

An investor in Investor C Shares would pay the following expenses on a $1,000 investment assuming (1) 5% annual return, and (2) redemption at the end of each time period:

                                      ONE YEAR THREE YEARS FIVE YEARS TEN YEARS
 Low Duration Bond Portfolio            $18        $56        $96       $208
 Intermidiate Government Bond
  Portfolio                              18         56         96        208
 Core Bond Portfolio                     18         56         96        208
 Government Income Portfolio             18         56         96        208
 International Bond Portfolio            22         69        118        253
 Tax-Free Income Portfolio               18         56         96        208
 Pennsylvania Tax-Free Income
  Portfolio                              18         56         96        208
 New Jersey Tax-Free Income Portfolio    18         56         96        208

The foregoing Tables and Example are intended to assist investors in under-standing the costs and expenses that an investor in the Portfolios will bear either directly or indirectly. They do not reflect any charges that may be im-posed by brokers or other institutions directly on their customer accounts in connection with investments in the Portfolios.

THE EXAMPLE SHOWN ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE IN-VESTMENT RETURN OR OPERATING EXPENSES. ACTUAL INVESTMENT RETURN AND OPERATING EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

What Are The Portfolios?
--------------------------------------------------------------------------------

              The COMPASS CAPITAL FUND family consists of 28 portfolios and has been structured to include many different investment styles across the spectrum of fixed income investments so that invest-ors may participate across multiple disciplines in order to seek their long-term financial goals.

              The Bond Portfolios of COMPASS CAPITAL FUNDS consist of eight investment portfolios that provide investors with a broad spec-trum of investment alternatives within the fixed income sector. Five of these Portfolios invest solely in taxable bonds and three of these Portfolios invest in tax-exempt bonds.

              In certain investment cycles and over certain holding periods, a fund that invests in any one of these styles may perform above or below the market. An investment program that combines these multiple disciplines allows investors to select from among these various product options in the way that most closely fits the individual's investment goals and sentiments.

                    PORTFOLIO                   INVESTMENT OBJECTIVE
            Low Duration Bond          To realize a rate of return that
                                       exceeds the total return of the
                                       Merrill Lynch 1-3 year Treasury Index.
            Intermediate Government    To seek current income consistent with
             Bond, Government Income   the preservation of capital.
             and International Bond
            Core Bond                  To realize a total rate of return that
                                       exceeds the total return of the Lehman
                                       Brothers Aggregate Index.
            Tax-Free Income,           To seek as high a level of current
             Pennsylvania Tax-Free     income exempt from Federal income tax
             Income and New Jersey     and, to the extent possible for each
             Tax-Free Income           State-Specific Tax-Free Portfolio,
                                       income tax of the specific state in
                                       which the Portfolio concentrates, as
                                       is consistent with preservation of
                                       capital.

What Are The Differences Among The Portfolios?
--------------------------------------------------------------------------------

PORTFOLIO CHARACTERISTICS:

                                                         DOLLAR-
                                                        WEIGHTED
                                                         AVERAGE                              MINIMUM
                                   PERFORMANCE          MATURITY          CREDIT QUALITY      CREDIT
  PORTFOLIO                         BENCHMARK*       (APPROXIMATE)**      CONCENTRATION       QUALITY
Low Duration Bond                Merrill 1-3 Year       3-5 Years          Gov't/Agency         AAA
                                  Treasury Index
Intermediate Gov't Bond          Lehman Brothers       5-10 Years          Gov't/Agency         AAA
                                Intermediate Gov't
Core Bond                        Lehman Aggregate      5-10 Years        Investment Grade       BBB
                                                                             Spectrum
Gov't Income                    Lehman Mortgage/10     10-15 Years         Gov't/Agency         AAA
                                  Year Treasury
International Bond               Salomon Non-U.S.      5-15 Years            AA, AAA,           BBB
                                   Hedged World                            Gov't/Agency
                              Government Bond Index
Tax-Free Income               Lehman Municipal Bond    10-15 Years       Investment Grade       BBB
                                      Index                                  Spectrum
PA Tax-Free Income            Lehman Local GO Index    10-15 Years       Investment Grade       BBB
                                                                             Spectrum
NJ Tax-Free Income            Lehman Local GO Index    10-15 Years       Investment Grade       BBB
                                                                             Spectrum

 * For more information on a Portfolio's benchmark, see the Appendix at the back of this Prospectus.
** The Portfolios are structured to have comparable durations to the bench-marks. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

What Types Of Securities Are In The Portfolios?
--------------------------------------------------------------------------------

The following table summarizes the types of securities found in each Portfolio according to the following designations:

Yes: The Portfolio will hold a significant concentration of these securities at all times.

Elig.: Eligible; the Portfolio may purchase these securities, but they may or may not be a significant holding at a given time.

Temp.: Temporary; the Portfolio may purchase these securities, but under normal market conditions is not expected to do so.

No:  The Portfolio may not purchase these securities.

                                                             NON                    FOREIGN
                                                           AGENCY/                SECURITIES/
                                                   AGENCY COMMERCIAL               CURRENCY
                               TREASURIES AGENCIES MBS/1/   MBS/1/   CORP. ABS/2/    RISK     MUNICIPALS
Low Duration Bond                 Yes       Yes     Yes     Elig.    Elig. Elig.      No        Elig.
Intermediate Gov't Bond           Yes       Yes     Yes     Elig.     Yes  Elig.      No        Elig.
Core Bond                         Yes       Yes     Yes     Elig.     Yes   Yes       No        Elig.
Gov't Income                      Yes       Yes     Yes     Elig.     Yes   Yes       No        Elig.
International Bond               Elig.     Elig.   Elig.    Elig.    Elig. Elig.      Yes       Elig.
Tax-Free Income                  Temp.       No      No       No      No     No       No         Yes
PA Tax-Free Income               Temp.       No      No       No      No     No       No         Yes
NJ Tax-Free Income               Temp.       No      No       No      No     No       No         Yes

/1/ MBS = mortgage-backed securities
/2/ ABS = asset-backed securities

What Are The Portfolios' Fundamental Investment Limitations?
--------------------------------------------------------------------------------

A Portfolio's investment objective and policies may be changed by the Fund's Board of Trustees without shareholder approval. However, shareholders will be given at least 30 days notice before any such change. No assurance can be pro-vided that a Portfolio will achieve its investment objective.

Each Portfolio has also adopted certain fundamental investment limitations that may be changed only with the approval of a "majority of the outstanding shares of a Portfolio" (as defined in the Statement of Additional Information). Sev-eral of the Portfolios' fundamental investment policies, which are set forth in full in the Statement of Additional Information, are summarized below.

No Portfolio may:

(1) purchase securities (except U.S. Government securities and related repur-chase agreements) if more than 5% of its total assets will be invested in the securities of any one issuer, except that up to 25% of a Portfolio's total assets may be invested without regard to this 5% limitation;

(2) invest 25% or more of its total assets in one or more issuers conducting their principal business activities in the same industry; and

(3) in the case of each Tax-Free Portfolio, invest less than 80% of its net as-sets in Municipal Obligations (as defined below), except during defensive periods or during periods of unusual market conditions.

Restriction 1 does not apply to the State-Specific Tax-Free Portfolios. In-stead, as a non-fundamental investment restriction, each State-Specific Tax-Free Portfolio will not invest in securities (except U.S. Government securi-ties) that would cause, at the end of any tax quarter (plus any additional grace period), more than 5% of its total assets to be invested in securities of any one issuer, except that up to 50% of a Portfolio's total assets may be in-vested without regard to this limitation so long as no more than 25% of the Portfolio's total assets are invested in any one issuer (except U.S. Government securities).

The investment limitations stated above are applied at the time investment se-curities are purchased.

In order to permit the sale of its shares in certain states, the Fund may make commitments more restrictive than the investment policies and limitations de-scribed in this Prospectus. If the Fund determines that any such commitment is no longer in the best interests of a Portfolio, it will revoke the commitment by terminating sales of shares of the Portfolio in the state involved.

What Additional Investment Policies And Risks Apply?
--------------------------------------------------------------------------------

INVESTMENT QUALITY. Securities acquired by the Low Duration Bond Portfolio, In-termediate Government Bond Portfolio and Government Income Portfolio will be rated in the highest rating category at the time of purchase or, if unrated, of comparable quality as determined by the Portfolios' sub-adviser. Securities ac-quired by the other Portfolios will be rated investment grade at the time of purchase (within the four highest voting categories by Standard & Poor's Rat-ings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Duff & Phelps Credit Co. or Fitch Investor Services, Inc.) or, if unrated, of comparable quality as determined by a Portfolio's sub-adviser. Securities rated "Baa" on "BBB" are generally considered to be investment grade although they have specu-lative characteristics. If a security's rating is reduced below the minimum rating that is permitted for a Portfolio, the Portfolio's sub-adviser will con-sider whether the Portfolio should continue to hold the security.

INVESTMENT CONCENTRATION. Each Portfolio will normally invest at least 80% of the value of its total assets in debt securities. The Intermediate Government Bond Portfolio and Government Income Portfolio (the "Government Portfolios") will invest at least 65% of their total assets in obligations issued or guaran-teed by the U.S. Government, its agencies or instrumentalities and related re-purchase agreements during normal market conditions. Under normal market condi-tions, the International Bond Portfolio will invest at least 65% of its total assets in the debt obligations of foreign issuers located in at least three different foreign countries. The Pennsylvania Tax-Free Income Portfolio and New Jersey Tax-Free Income Portfolio (the "State-Specific Tax-Free Portfolios") and the Tax-Free Income Portfolio (together with the "State-Specific Tax-Free Port-folios," the "Tax-Free Portfolios") will invest, during normal market condi-tions, at least 80% of their net assets in obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political sub-divisions, agencies, instrumentalities and au-thorities and related tax-exempt derivative securities the interest on which is exempt from regular Federal income tax and is not an item of tax preference for purposes of the Federal alternative minimum tax ("Municipal Obligations"). In addition, each State-Specific Tax-Free Portfolio intends to invest at least 65% of its net assets in Municipal Obligations of issuers located in the particular state indicated by its name. The Tax-Free Income Portfolio intends to invest no more than 25% of its net assets in Municipal Obligations of issuers located in the same state. During temporary defensive periods each Tax-Free Portfolio may invest without limitation in securities that are not Municipal Obligations and may hold without limitation uninvested cash reserves.

FOREIGN INVESTMENTS. The International Bond Portfolio will invest primarily in foreign securities and currencies. Investing in securities of foreign issuers involves considerations not typically associated with investing in securities of companies organized and operated in the United States. Because foreign secu-rities generally are denominated and pay dividends or interest in foreign cur-rencies, the value of a Portfolio that invests in foreign securities will be affected favorably or unfavorably by changes in currency exchange rates.

A Portfolio's investments in foreign securities may also be adversely affected by changes in foreign political or social conditions, diplomatic relations, confiscatory taxation, expropriation, limitations on the removal of funds or assets, or imposition of (or change in) exchange control regulations. In addi-tion, changes in government administrations or economic or monetary policies in the U.S. or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect a Portfolio's operations. In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. While the volume of transactions effected on foreign stock exchanges has increased in recent years, it remains appreciably below that of the New York Stock Exchange. Accordingly, a Portfo-lio's foreign investments may be less liquid and their prices may be more vola-tile than comparable investments in securities in U.S. companies. In addition, there is generally less government supervision and regulation of securities ex-changes, brokers and issuers in foreign countries than in the United States.

Foreign investments may include: (a) debt obligations issued or guaranteed by foreign sovereign governments or their agencies, authorities, instrumentalities or political subdivisions, including a foreign state, province or municipality;
(b) debt obligations of supranational organizations such as the World Bank, Asian Development Bank, European Investment Bank, and European Economic Commu-nity; (c) debt obligations of foreign banks and bank holding companies; (d) debt obligations of domestic banks and corporations issued in foreign curren-cies; (e) debt obligations denominated in the European Currency Unit (ECU); and
(f) foreign corporate debt securities and commercial paper. Such securities may include loan participations and assignments, convertible securities and zero-coupon securities.

Because the securities markets in these countries are highly developed, the In-ternational Bond Portfolio may invest more than 25% of its total assets in the securities of issuers located in Canada, France, Germany, Japan and the United Kingdom. Investments of 25% or more of the Portfolio's total assets in a par-ticular country will make the Portfolio's performance more dependent upon the political and economic circumstances of a particular country than a mutual fund that is more widely diversified among issuers in different countries.

To maintain greater flexibility, the International Bond Portfolio may invest in instruments which have the characteristics of futures contracts. These instru-ments may take a variety of forms, such as debt securities with interest or principal payments determined by reference to the value of a currency or com-modity at a future point in time. The risks of such investments could reflect the risks of investing in futures, currencies and securities, including vola-tility and illiquidity.

The expense ratio of the International Bond Portfolio can be expected to be higher than those of Portfolios investing primarily in domestic securities. The costs attributable to investing abroad are usually higher for several reasons, such as higher investment research costs, higher foreign custody costs, higher commission costs and additional costs arising from delays in settlements of transactions involving foreign securities.

MUNICIPAL INVESTMENTS. The two principal classifications of Municipal Obliga-tions are "general obligation" securities and "revenue" securities. General ob-ligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue se-curities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being fi-nanced. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal Obligations may also in-clude "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Also included within the general category of Municipal Obligations are partici-pation certificates in a lease, an installment purchase contract, or a condi-tional sales contract ("lease obligations") entered into by a state or politi-cal subdivision to finance the acquisition or construction of equipment, land, or facilities. Although lease obligations are not general obligations of the issuer for which the state or other governmental body's unlimited taxing power is pledged, certain lease obligations are backed by a covenant to appropriate money to make the lease obligation payments. However, under certain lease obli-gations, the state or governmental body has no obligation to make these pay-ments in future years unless money is appropriated on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, dis-position of the property in the event of foreclosure might prove difficult. These securities represent a relatively new type of financing that is not yet as marketable as more conventional securities.

Each Tax-Free Portfolio may invest up to 20% of its total assets (when added together with any other taxable investments held by the Portfolio) in private activity bonds the interest on which is an item of tax preference for purposes of the Federal alternative minimum tax ("AMT Paper"). In addition, each Tax-Free Portfolio may invest 25% or more of its assets in Municipal Obligations the interest on which is paid solely from revenues of similar projects. To the extent a Portfolio's assets are invested in Municipal Obligations payable from the revenues of similar projects or are invested in private activity bonds, the Portfolio will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than it would be if its assets were not so invested.

The Tax-Free Income Portfolio is classified as a diversified portfolio, and the State-Specific Tax-Free Portfolios are classified as non-diversified portfo-lios, under the 1940 Act. Investment returns on a non-diversified portfolio typically are dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio. Consequently, the change in value of any one security may affect the overall value of a non-di-versified portfolio more than it would a diversified portfolio.

Each Tax-Free Portfolio may acquire "stand-by commitments" with respect to Mu-nicipal Obligations held by it. Under a stand-by commitment, a dealer agrees to purchase, at the Portfo-lio's option, specified Municipal Obligations at a specified price. The acqui-sition of a stand-by commitment may increase the cost, and thereby reduce the yield, of the Municipal Obligations to which the commitment relates.

The amount of information regarding the financial condition of issuers of Mu-nicipal Obligations may be less extensive than the information for public cor-porations, and the secondary market for Municipal Obligations may be less liq-uid than that for taxable obligations. In addition, Municipal Obligations pur-chased by the Portfolios included obligations backed by letters of credit and other forms of credit enhancement issued by domestic and foreign banks, as well as other financial institutions. Changes in the credit quality of these insti-tutions could cause loss to a Municipal Portfolio and affect its share price.

The Tax-Free Portfolios may invest in tax-exempt derivative securities relating to Municipal Obligations, including tender option bonds, participations, bene-ficial interests in trusts and partnership interests. The amount of information regarding the financial condition of issuers of Municipal Obligations may not be as extensive as that which is made available by public corporations and the secondary market for Municipal Obligations may be less liquid than that for taxable fixed-income securities. Accordingly, the ability of a Tax-Free Portfo-lio to buy and sell tax-exempt securities may, at any particular time and with respect to any particular securities, be limited.

Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from Federal and state income tax are rendered by counsel to the respective issuers and sponsors of the obligations at the time of issu-ance. The Fund and its service providers will rely on such opinions and will not review independently the underlying proceedings relating to the issuance of Municipal Obligations, the creation of any tax-exempt derivative securities, or the bases for such opinions.

MORTGAGE-RELATED AND ASSET-BACKED SECURITIES. The Portfolios (except the Tax-Free Portfolios) may make significant investments in mortgage-related and other asset-backed securities (i.e., securities backed by home equity loans, install-ment sale contracts, credit card receivables or other assets) issued by govern-mental entities and private issuers.

The Portfolios may acquire several types of mortgage-related securities, in-cluding guaranteed mortgage pass-through certificates, which provide the holder with a pro rata interest in the underlying mortgages, adjustable rate mortgage-related securities ("ARMs") and collateralized mortgage obligations ("CMOs"), which provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs ordinarily elect to be taxed as pass-through entities known as real estate mortgage investment conduits ("REMICs"). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in a variety of ways. In most cases, however, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes hav-ing an earlier stated maturity date are paid in full. The classes may include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until other spec-ified classes have been retired and are converted thereafter to interest-paying securities. They may also include planned amortization classes ("PAC's") which generally require, within certain limits, that specified amounts of principal be applied on each payment date, and generally exhibit less yield and market volatility than other classes.

Non-mortgage asset-backed securities involve risks that are not presented by mortgage-related securities. Primarily, these securities do not have the bene-fit of the same security interest in the underlying collateral. Credit card re-ceivables are generally unsecured and the debtors are entitled to the protec-tion of a number of state and Federal consumer credit laws, which give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

The yield and maturity characteristics of mortgage-related and other asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time be-cause the underlying assets (i.e., loans) generally may be prepaid at any time. In calculating the average weighted maturity of a Portfolio, the maturity of mortgage-related and other asset-backed securities will be based on estimates of average life which take prepayments into account. The average life of a mortgage-related instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of scheduled principal payments and mortgage prepayments. In gener-al, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substan-tial prepayments.

The relationship between prepayments and interest rates may give some high-yielding asset-backed securities less potential for growth in value than con-ventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of prepayments tends to increase. During such periods, the reinvestment or prepayment proceeds by a Portfolio will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, an asset backed security's total return and maturity may be difficult to predict precisely. To the extent that a Portfolio purchases asset-backed securities at a premium, prepayments (which may be made without penalty) may result in loss of the Portfolio's principal investment to the extent of premium paid.

Prepayments on mortgage-related and asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; further-more, prepayment rates are influenced by a variety of economic and social fac-tors. In general, the collateral supporting non-mortgage asset-backed securi-ties is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Like other fixed income securities, when interest rates rise the value of a mortgage-related or asset-backed security generally will decline; however, when interest rates decline, the value of these securities that have prepayment features may not increase as much as that of other fixed income securities.

The Portfolios may from time to time purchase in the secondary market certain mortgage pass-through securities packaged and master serviced by PNC Mortgage Securities Corp. (or Sears Mortgage if PNC Mortgage Securities Corp. succeeded to rights and duties of Sears Mortgage) or mortgage-related securities contain-ing loans or mortgages originated by PNC Bank or its affiliates. It is possible that under some circumstances, PNC Mortgage Securities Corp. or its affiliates could have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against PNC Mortgage Se-curities Corp. or its affiliates.

STRIPPED AND ZERO COUPON OBLIGATIONS. To the extent consistent with their in-vestment objectives, the Portfolios may purchase Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obliga-tions. These participations, which may be issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions, are issued at a discount to their "face value," and may include stripped mortgage-backed securities ("SMBS"). Stripped securities, par-ticularly SMBS, may exhibit greater price volatility than ordinary debt securi-ties because of the manner in which their principal and interest are returned to investors. The International Bond Portfolio also may purchase "stripped" se-curities that evidence ownership in the future interest payments or principal payments on obligations of foreign governments.

SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mort-gage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class receives all of the principal. How-ever, in some cases, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment. The market value of SMBS can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that re-ceives all or most of the interest are generally higher than prevailing market yields on other mortgage-related obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped.

Each Portfolio may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest pay-ments.

CORPORATE AND BANK OBLIGATIONS. To the extent consistent with their investment objectives, the Portfolios (except the Tax-Free Portfolios) may invest in debt obligations of domestic or foreign corporations and banks, and may acquire commercial obligations issued by Canadian corporations and Canadian counterparts of U.S. corporations, as well as Europaper, which is U.S. dollar-denominated commercial paper of a for-eign issuer. Bank obligations may include certificates of deposit, notes, bank-ers' acceptances and fixed time deposits. These obligations may be general ob-ligations of the parent bank or may be limited to the issuing branch or subsid-iary by the terms of a specific obligation or by government regulation. The Portfolios may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of their respective total assets.

U.S. GOVERNMENT OBLIGATIONS. Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of certain agencies and instrumentalities of the U.S. Government such as the GNMA are supported by the United States' full faith and credit; others such as those of the FNMA and the Student Loan Marketing Association are supported by the right of the issuer to borrow from the Treasury; others such as those of the Federal Farm Credit Banks or the FHLMC are supported only by the credit of the instrumentality. No assur-ance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

INTEREST RATE AND CURRENCY TRANSACTIONS. The Portfolios may enter into interest rate swaps and may purchase or sell interest rate caps and floors. The Portfo-lios expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their holdings, as a duration management technique or to protect against an increase in the price of securi-ties a Portfolio anticipates purchasing at a later date. The Portfolios intend to use these transactions as a hedge and not as a speculative investment.

Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of inter-est on a notional principal amount from the party selling such interest rate floor.

In addition, the International Bond Portfolio may engage in foreign currency exchange transactions to protect against uncertainty in the level of future ex-change rates. The Portfolio may engage in foreign currency exchange transac-tions in connection with the purchase and sale of portfolio securities (trans-action hedging) and to protect the value of specific portfolio positions (posi-tion hedging). The Portfolio may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency, and may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts (futures contracts). The Portfolio may also purchase ex-change-listed and over-the-counter call and put options on futures contracts and on foreign currencies, and may write covered call options on up to 100% of the currencies in its portfolio. In order to protect against currency fluctuations, the International Bond Portfolio may en-ter into currency swaps. Currency swaps involve the exchange of the rights of the Portfolio and another party to make or receive payments in specified cur-rencies.

OPTIONS AND FUTURES CONTRACTS. To the extent consistent with its investment ob-jective, each Portfolio may write covered call options, buy put options, buy call options and write secured put options for the purpose of hedging or earn-ing additional income, which may be deemed speculative or, with respect to the International Bond Portfolio, cross-hedging. These options may relate to par-ticular securities, securities indices or the yield differential between two securities or, in the case of the International Bond Portfolio, foreign curren-cies, and may or may not be listed on a securities exchange and may or may not be issued by the Options Clearing Corporation. A Portfolio will not purchase put and call options when the aggregate premiums on outstanding options exceed 5% of its net assets at the time of purchase, and will not write options on more than 25% of the value of its net assets (measured at the time an option is written). Options trading is a highly specialized activity that entails greater than ordinary investment risks. In addition, unlisted options are not subject to the protections afforded purchasers of listed options issued by the Options Clearing Corporation, which performs the obligations of its members if they de-fault.

To the extent consistent with its investment objective, each Portfolio may also invest in futures contracts and options on futures contracts for hedging pur-poses or to maintain liquidity. The value of a Portfolio's contracts may equal or exceed 100% of its total assets, although a Portfolio will not purchase or sell a futures contract unless immediately afterwards the aggregate amount of margin deposits on its existing futures positions plus the amount of premiums paid for related futures options entered into for other than bona fide hedging purposes is 5% or less of its net assets.

Futures contracts obligate a Portfolio, at maturity, to take or make delivery of certain securities, the cash value of a securities index or a stated quan-tity of a foreign currency. A Portfolio may sell a futures contract in order to offset an expected decrease in the value of its portfolio positions that might otherwise result from a market decline or currency exchange fluctuation. A Portfolio may do so either to hedge the value of its securities portfolio as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. In addition, a Portfolio may utilize futures contracts in anticipation of changes in the composition of its holdings or in currency exchange rates.

A Portfolio may purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When a Portfolio purchases an option on a futures contract, it has the right to assume a position as a purchaser or a seller of a futures contract at a specified exercise price during the option period. When a Portfolio sells an option on a futures contract, it becomes ob-ligated to sell or buy a futures contract if the option is exercised. In con-nection with a Portfolio's position in a futures contract or related option, the Fund will create a segregated account of liquid assets or will otherwise cover its position in accordance with applicable SEC requirements.

The primary risks associated with the use of futures contracts and options are
(a) the imperfect correlation between the change in market value of the instru-ments held by a Portfolio and the price of the futures contract or option; (b) possible lack of a liquid secondary market for a futures contract and the re-sulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; and (d) a sub-adviser's inability to predict correctly the direction of securities pric-es, interest rates, currency exchange rates and other economic factors. For further discussion of risks involved with domestic and foreign futures and op-tions, see Appendix B in the Statement of Additional Information.

The Fund intends to comply with the regulations of the Commodity Futures Trad-ing Commission exempting the Portfolios from registration as a "commodity pool operator."

GUARANTEED INVESTMENT CONTRACTS. The Portfolios may make limited investments in guaranteed investment contracts ("GICs") issued by highly rated U.S. insurance companies. Under these contracts, a Portfolio makes cash contributions to a de-posit fund of the insurance company's general account. The insurance company then credits to the Portfolio, on a monthly basis, interest which is based on an index (such as the Salomon Brothers CD Index), but is guaranteed not to be less than a certain minimum rate. Each Portfolio does not expect to invest more than 5% of its net assets in GICs at any time during the current fiscal year.

SECURITIES LENDING. A Portfolio may seek additional income by lending securi-ties on a short-term basis. The securities lending agreements will require that the loans be secured by collateral in cash, U.S. Government securities or ir-revocable bank letters of credit maintained on a current basis equal in value to at least the market value of the loaned securities. A Portfolio may not make such loans in excess of 33 1/3% of the value of its total assets. Securities loans involve risks of delay in receiving additional collateral or in recover-ing the loaned securities, or possibly loss of rights in the collateral if the borrower of the securities becomes insolvent.

VARIABLE AND FLOATING RATE INSTRUMENTS. The Portfolios may purchase rated and unrated variable and floating rate instruments. These instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The Portfolios may invest up to 10% of their total assets in leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate of an inverse floater resets in the opposite direction from the market rate of inter-est to which it is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that ex-ceeds the magnitude of the change in the index rate of interest. The higher de-gree of leverage inherent in inverse floaters is associated with greater vola-tility in their market values. Issuers of unrated variable and floating rate instruments must satisfy the same criteria as set forth above for a Portfolio. The absence of an active secondary market with respect to particular variable and floating rate instruments, however, could make it difficult for a Portfolio to dispose of a variable or floating rate instrument if the issuer defaulted on its payment obligation or during periods when the Portfolio is not entitled to exercise its demand rights.

REPURCHASE AGREEMENTS. Each Portfolio may agree to purchase debt securities from financial institutions subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). Repurchase agreements are, in substance, loans. Default by or bankruptcy of a seller would expose a Portfolio to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations.

REVERSE REPURCHASE AGREEMENTS AND OTHER BORROWINGS. Each Portfolio is autho-rized to borrow money. If the securities held by a Portfolio should decline in value while borrowings are outstanding, the net asset value of the Portfolio's outstanding shares will decline in value by proportionately more than the de-cline in value suffered by the Portfolio's securities. Borrowings may be made through reverse repurchase agreements under which a Portfolio sells portfolio securities to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price. The Portfolios may use the proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, on a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The Portfolios (except the Tax-Free Portfolios) may use reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the trans-action. This use of reverse repurchase agreements may be regarded as leveraging and, therefore, speculative. Reverse repurchase agreements involve the risks that the interest income earned in the investment of the proceeds will be less than the interest expense, that the market value of the securities sold by a Portfolio may decline below the price of the securities the Portfolio is obli-gated to repurchase and that the securities may not be returned to the Portfo-lio. During the time a reverse repurchase agreement is outstanding, a Portfolio will maintain a segregated account with the Fund's custodian containing cash, U.S. Government or other appropriate liquid debt securities having a value at least equal to the repurchase price. A Portfolio's reverse repurchase agree-ments, together with any other borrowings, will not exceed, in the aggregate, 33 1/3% of the value of its total assets. In addition, a Portfolio (except the Tax-Free Portfolios) may borrow up to an additional 5% of its total assets for temporary purposes.

INVESTMENT COMPANIES. Each Portfolio may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. As a share-holder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that each Portfolio bears directly in connection with its own operations.

ILLIQUID SECURITIES. No Portfolio will knowingly invest more than 15% of the value of its net assets in securities that are illiquid. GICs, variable and floating rate instruments that cannot be disposed of within seven days, and re-purchase agreements and time deposits that do not provide for payment within seven days after notice, without taking a reduced price, are subject to this 15% limit. Each Portfolio may purchase securities which are not registered un-der the Securities Act of 1933 (the "1933 Act") but which can be sold to "qual-ified institutional buyers" in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as it is determined by a Portfolio's sub-adviser that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio during any period that qualified insti-tutional buyers become uninterested in purchasing these restricted securities.

WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS. Each Portfolio may purchase se-curities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions involve a commitment by a Port-folio to purchase or sell particular securities with payment and delivery tak-ing place at a future date (perhaps one or two months later), and permit a Portfolio to lock in a price or yield on a security that it owns or intends to purchase, regardless of future changes in interest rates or market action. When-issued and forward commitment transactions involve the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place. Each Portfolio's when-issued purchases and forward commitments are not expected to exceed 25% of the value of its total assets absent unusual market conditions.

DOLLAR ROLL TRANSACTIONS. To take advantage of attractive opportunities in the mortgage market and to enhance current income, each Portfolio (except the Tax-Free Portfolios) may enter into dollar roll transactions. A dollar roll trans-action involves a sale by the Portfolio of a mortgage-backed or other security concurrently with an agreement by the Portfolio to repurchase a similar secu-rity at a later date at an agreed-upon price. The securities that are repur-chased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepay-ment histories than those sold. During the period between the sale and repur-chase, a Portfolio will not be entitled to receive interest and principal pay-ments on the securities sold. Proceeds of the sale will be invested in addi-tional instruments for the Portfolio, and the income from these investments will generate income for the Portfolio. If such income does not exceed the in-come, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of a Portfolio compared with what the per-formance would have been without the use of dollar rolls. At the time a Portfo-lio enters into a dollar roll transaction, it will place in a segregated ac-count maintained with its custodian cash, U.S. Government securities or other liquid securities having a value equal to the repurchase price (including ac-crued interest) and will subsequently monitor the account to ensure that its value is maintained. A Portfolio's dollar rolls, together with its reverse re-purchase agreements and other borrowings, will not exceed, in the aggregate, 33 1/3% of the value of its total assets.

Dollar roll transactions involve the risk that the market value of the securi-ties a Portfolio is required to purchase may decline below the agreed upon re-purchase price of those securities. If the broker/dealer to whom a Portfolio sells securities becomes insolvent, the Portfolio's right to purchase or repur-chase securities may be restricted. Successful use of mortgage dollar rolls may depend upon a sub-adviser's ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully em-ployed.

SHORT SALES. The Portfolios may only make short sales of securities "against-the-box." A short sale is a transaction in which a Portfolio sells a security it does not own in anticipation that the market price of that security will de-cline. The Portfolios may make short sales both as a form of hedging to offset potential declines in long positions in similar securities and in order to maintain portfolio flexibility. In a short sale "against-the-box," at the time of sale, the Portfolio owns or has the immediate and unconditional right to ac-quire the identical security at no additional cost. When selling short "against-the-box," a Portfolio forgoes an opportunity for capital appreciation in the security.

PORTFOLIO TURNOVER RATES. Under normal market conditions it is expected that the annual portfolio turnover rates for the Tax-Free Portfolios will not exceed 100%. The annual portfolio turnover rates for the other Portfolios may be high, and may exceed 500%. A Portfolio's annual portfolio turnover rate will not be a factor preventing a sale or purchase when the sub-adviser believes investment considerations warrant such sale or purchase. Portfolio turnover may vary greatly from year to year as well as within a particular year. High portfolio turnover rates will generally result in higher transaction costs to a Portfolio and greater realized capital gains which are taxable as ordinary income to shareholders.

INTEREST RATE RISK. The value of fixed income securities in the Portfolios can be expected to vary inversely with changes in prevailing interest rates. Fixed income securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than securities with shorter maturities. The Portfolios are not restricted to any maximum or minimum time to maturity in purchasing individual portfolio securi-ties, and the average maturity of a Portfolio's assets will vary within the limits stated above under "What Are the Differences Among the Portfolios?" based upon its sub-adviser's assessment of economic and market conditions.

STATE-SPECIFIC TAX-FREE PORTFOLIOS--ADDITIONAL RISK CONSIDERATIONS. The concen-tration of investments by the State-Specific Tax-Free Portfolios in state-spe-cific Municipal Obligations raises special investment considerations. In par-ticular, changes in the economic condition and governmental policies of a state and its political subdivisions could adversely affect the value of a Portfo-lio's shares. Certain matters relating to the states in which the State-Spe-cific Tax-Free Portfolios invest are described below. For further information, see "Special Considerations Regarding State-Specific Municipal Obligations" in the Statement of Additional Information.

Pennsylvania. Although the General Fund of the Commonwealth (the principal op-erating fund of the Commonwealth) experienced deficits in fiscal 1990 and 1991, tax increases and spending decreases resulted in surpluses the following three years; as of June 30, 1994, the General Fund had a surplus of $892.9 million. The deficit in the Commonwealth's unreserved/ undesignated funds also have been eliminated, and there was a surplus of $79.2 million as of June 30, 1994. Ris-ing unemployment, a relatively high proportion of persons 65 and older in the Commonwealth and court ordered increases in healthcare reimbursement rates place increased pressures on the tax resources of the Commonwealth and its mu-nicipalities. The Commonwealth has sold a substantial amount of bonds over the past several years, but the debt burden remains moderate. The recession has af-fected Pennsylvania's economic base, with in-come and job growth at levels below national averages. Employment growth has shifted to the trade and service sectors, with losses in more high-paid manu-facturing positions. A new governor took office in January, 1995, but the Com-monwealth is likely to continue to show fiscal restraint.

New Jersey. The State of New Jersey generally has a diversified economic base consisting of, among others, commerce and service industries, selective commer-cial agriculture, insurance, tourism, petroleum refining and manufacturing, al-though New Jersey's manufacturing industry has experienced a downward trend in the last few years. New Jersey is a major recipient of Federal assistance and, of all the states, is among the highest in the amount of Federal aid received. Therefore, a decrease in Federal financial assistance may adversely affect the financial condition of New Jersey and its political subdivisions and instrumen-talities. While New Jersey's economic base has become more diversified over time and thus its economy appears to be less vulnerable during recessionary pe-riods, a recurrence of high levels of unemployment could adversely affect New Jersey's overall economy and the ability of New Jersey and its political subdi-visions and instrumentalities to meet their financial obligations. In addition, New Jersey maintains a balanced budget which restricts total appropriation in-creases to only 5% annually with respect to any municipality or county, and the balanced budget plan may actually adversely affect a particular municipality's or county's ability to repay its obligations.

Who Manages The Fund?
--------------------------------------------------------------------------------

BOARD OF TRUSTEES

               The business and affairs of the Fund are managed under the di-rection of its Board of Trustees. The following persons cur-rently serve on the Board:

                 William O. Albertini--Executive Vice President and Chief Fi-nancial Officer of Bell Atlantic Corporation.

                 Raymond J. Clark--Treasurer of Princeton University.

                 Robert M. Hernandez--Vice Chairman and Chief Financial Offi-cer of USX Corporation.

                 Anthony M. Santomero--Deputy Dean of The Wharton School, Uni-versity of Pennsylvania.

                 David R. Wilmerding, Jr.--President of Gates, Wilmerding, Carper & Rawlings, Inc.

ADVISER AND    The Adviser to the COMPASS CAPITAL FUNDS is PNC Asset Manage-
SUB-ADVISERS   ment Group ("PAMG"). Each of the Portfolios within the Compass
               Capital Fund family, except the International Bond Portfolio, is managed by a specialized portfolio manager who is a member of PAMG's fixed income portfolio management subsidiary, Black-
               Rock Financial Management, Inc. ("BlackRock"). The sub-adviser of the International Bond Portfolio is Morgan Grenfell Invest-ment Services Limited ("Morgan Grenfell").

               The eight portfolios and their investment sub-advisers and portfolio managers are as follows:

                             INVESTMENT
COMPASS CAPITAL PORTFOLIO   SUB-ADVISER            PORTFOLIO MANAGER
-------------------------  -------------- ------------------------------------
Low Duration Bond          BlackRock/(1)/ Robert S. Kapito; Vice Chairman of
                                          BlackRock since 1988; Portfolio co-
                                          manager since its inception.

                                          Michael P. Lustig; Vice President of
                                          BlackRock since 1989; Portfolio co-
                                          manager since 1994.

                                          Scott Amero; Managing Director of
                                          BlackRock since 1990; Portfolio co-
                                          manager since its inception.

                                INVESTMENT
COMPASS CAPITAL PORTFOLIO      SUB-ADVISER               PORTFOLIO MANAGER
-------------------------  -------------------- ------------------------------------
Intermediate Government          BlackRock/(1)/ Robert S. Kapito, Michael P. Lustig
 Bond                                           and Scott Amero (see above); Messrs.
                                                Kapito, Lustig and Amero have been
                                                Portfolio co-managers since 1995.

Core Bond                        BlackRock/(1)/ Scott Amero (see above); Mr. Amero
                                                has been Portfolio manager since its
                                                inception.

Government Income                BlackRock/(1)/ Robert S. Kapito, Michael P. Lustig
                                                and Scott Amero (see above); Messrs.
                                                Kapito, Lustig and Amero have been
                                                Portfolio co-managers since 1995.

International Bond         Morgan Grenfell/(2)/ Martin A. Hall; Director of Morgan
                                                Grenfell since 1991; Portfolio
                                                manager since 1991.

Tax-Free Income                  BlackRock/(1)/ Kevin Klingert; portfolio manager at
                                                BlackRock since 1991; prior to
                                                joining BlackRock, Assistant Vice
                                                President, Merrill, Lynch, Pierce,
                                                Fenner & Smith; Portfolio manager
                                                since 1995.

Pennsylvania Tax-Free            BlackRock/(1)/ Kevin Klingert (see above);
 Income                                         Portfolio manager since 1995.

New Jersey Tax-Free              BlackRock/(1)/ Kevin Klingert (see above);
 Income                                         Portfolio manager since 1995.

(1) BlackRock has its primary offices at 345 Park Avenue, New York, New York 10154.
(2) Morgan Grenfell has its primary offices at 20 Finsbury Circus, London ECZM, 1NB England.

              PAMG was organized in 1994 to perform advisory services for in-vestment companies, and has its principal offices at 1835 Market Street, Philadelphia, Pennsylvania 19103. PAMG is an indirect wholly-owned subsidiary of PNC Bank Corp., a multi-bank holding company. Morgan
              Grenfell is an indirect wholly-owned subsidiary of Deutsche Bank, A.G., a German financial services conglomerate.

              For their investment advisory and sub-advisory services, PAMG and the Portfolios' sub-advisers are entitled to fees, computed daily on a Portfolio-by-Portfolio basis and payable monthly, at the maximum annual rates set forth below. As stated under "What Are The Expenses Of The Portfolios?" PAMG and the sub-advisers intend to waive a portion of their fees during the current fis-cal year. All sub-advisory fees are paid by PAMG, and do not represent an extra charge to the Portfolios.

              MAXIMUM ANNUAL CONTRACTUAL FEE RATE (BEFORE WAIVERS)

                              EACH PORTFOLIO
                         EXCEPT THE INTERNATIONAL
                              BOND PORTFOLIO       INTERNATIONAL BOND PORTFOLIO
                         ------------------------- -----------------------------
AVERAGE DAILY NET         INVESTMENT  SUB-ADVISORY   INVESTMENT    SUB-ADVISORY
ASSETS                   ADVISORY FEE     FEE       ADVISORY FEE       FEE
-----------------        ------------ ------------ -------------- --------------
first $1 billion             .500%        .350%         .550%          .400%
$1 billion--$2 billion       .450         .300          .500           .350
$2 billion--$3 billion       .425         .275          .475           .325
greater than $3 billion      .400         .250          .450           .300

                For the twelve months ended September 30, 1996, the Portfolios paid investment advisory fees at the following annual rates (expressed as a percentage of average daily net assets) after voluntary fee waivers: Intermediate Government Bond Portfolio, .30%; Government Income Portfolio, .30%; Tax-Free Income Port-folio, 0%; and Pennsylvania Tax-Free Income Portfolio, .30%. For the period from April 1, 1996 through September 30, 1996, the Low Duration Bond and Core Bond Portfolios paid investment advisory fees, after voluntary fee waivers, at the annual rates of % and % of their respective average daily net as-sets. For the period from February 1, 1996 and February 13, 1996, respectively, through September 30, 1996, the New Jersey Tax-Free Income and International Bond Portfolios paid invest-ment advisory fees, after voluntary fee waivers, at the annual rates of % and % of their respective average daily net as-sets.

                The sub-advisers to each Portfolio strive to achieve best exe-cution on all transactions. Infrequently, brokerage transac-tions for the Portfolios may be directed through registered broker/dealers who have entered into dealer agreements with Compass Capital's distributor, subject to the requirements of best execution.

ADMINISTRATORS  Compass Capital Group, Inc. ("CCG"), PFPC Inc. ("PFPC") and
                Compass Distributors, Inc. ("CDI") (the "Administrators") serve as the Fund's co-administrators. CCG and PFPC are indi-rect wholly-owned subsidiaries of PNC Bank Corp. CDI is a wholly-owned subsidiary of Provident Distributors, Inc. ("PDI"). A majority of the outstanding stock of PDI is owned by its officers and the remaining outstanding stock is owned by Pennsylvania Merchant Group Ltd.

                The Administrators generally assist the Fund in all aspects of its administration and operation, including matters relating to the maintenance of financial records and fund accounting. As compensation for these services, CCG is entitled to receive a fee, computed daily and payable monthly, at an annual rate of .03% of each Portfolio's average daily net assets, and PFPC and CDI are entitled to receive a combined fee, computed daily and payable monthly, at an annual rate of .20% of the first $500 million of each Portfolio's aver-age daily net assets, .18% of the next $500 million of each Portfolio's average daily net assets, .16% of the next $1 bil-lion of each Portfolio's average daily net assets and .15% of each Portfolio's average daily net assets in excess of $2 bil-lion. From time to time the Administrators may waive some or all of their administration fees from a Portfolio.

              For information about the operating expenses the Portfolios paid for the most recent fiscal year, see "What Are the Expenses of the Portfolios?"

TRANSFER      PNC Bank, National Association ("PNC Bank") serves as the Port-
AGENT,        folios' custodian and PFPC serves as their transfer agent and
DIVIDEND      dividend disbursing agent.
DISBURSING
AGENT AND
CUSTODIAN


DISTRIBUTION  Under the Fund's Distribution and Service Plan (the "Plan"), In-
AND SERVICE   vestor C Shares of the Portfolios bear the expense of payments
PLAN          ("distribution fees") made to CDI, as the Fund's distributor
              (the "Distributor"), or affiliates of PNC Bank for distribution and sales support services. The distribution fees may be used to compensate the Distributor for distribution services and to com-pensate the Distributor and PNC Bank affiliates for sales sup-port services provided in connection with the offering and sale of Investor C Shares. The distribution fees may also be used to reimburse the Distributor and PNC Bank affiliates for related expenses, including payments to brokers, dealers, financial in-stitutions and industry professionals ("Service Organizations") for sales support services and related expenses. Distribution fees payable under the Plan will not exceed .75% (annualized) of the average daily net asset value of each Portfolio's outstand-ing Investor C Shares. Payments under the Plan are not tied di-rectly to out-of-pocket expenses and therefore may be used by the recipients as they choose (for example, to defray their overhead expenses). The Plan also permits the Distributor, PAMG, the Administrators and other companies that receive fees from the Fund to make payments relating to distribution and sales support activities out of their past profits or other sources available to them.

              Under the Plan, the Fund intends to enter into service arrange-ments with Service Organizations (including PNC Bank and its af-filiates) with respect to Investor C Shares pursuant to which Service Organizations will render certain support services to their customers who are the beneficial owners of Investor C Shares. In considera-tion for a shareholder servicing fee of up to .25% (annualized) of the average daily net asset value of Investor C Shares owned by their customers, Service Organizations may provide one or more of the following services: responding to customer inquiries relating to the services performed by the Service Organization and to customer inquiries concerning their investments in Investor C Shares; assisting customers in designating and changing dividend options, account designa-tions and addresses; and providing other similar shareholder liaison services. In consideration for a separate shareholder processing fee of up to .15% (annualized) of the average daily net asset value of Investor C Shares owned by their customers, Service Organizations may provide one or more of these addi-tional services to such customers: processing purchase and re-demption requests from customers and placing orders with the Fund's transfer agent or the Distributor; processing dividend payments from the Fund on behalf of customers; providing sub-accounting with respect to Investor C Shares beneficially owned by customers or the information necessary for sub-accounting; and providing other similar services.

                Service Organizations may charge their clients additional fees for account services. Customers who are beneficial owners of Investor C Shares should read this Prospectus in light of the terms and fees governing their accounts with Service Organiza-tions.

                The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of under-writing securities. It is intended that the services provided by Service Organizations under their service agreements will not be prohibited under these laws. Under state securities, banks and financial institutions that receive payments from the Fund may be required to register as dealers.

EXPENSES Expenses are deducted from the total income of each Portfolio before dividends and distributions are paid. Expenses include, but are not limited to, fees paid to PAMG and the Administra-tors, transfer agency and custodian fees, trustee fees, taxes, interest, professional fees, shareholder servicing and processing fees, distribution fees, fees and expenses in reg-istering and qualifying the Portfolios and their shares for distribution under Federal and state securities laws, expenses of preparing prospectuses and statements of additional infor-mation and of printing and distributing prospectuses and statements of additional information to existing shareholders, expenses relating to shareholder reports, shareholder meetings and proxy solicitations, insurance premiums, the expense of independent pricing services, and other expenses which are not expressly assumed by PAMG or the Fund's service providers under their agreements with the Fund. Any general expenses of the Fund that do not belong to a particular investment portfolio will be allocated among all investment portfolios by or under the direction of the Board of Trustees in a manner the Board de-termines to be fair and equitable.

What Pricing Options Are Available To Investors?

--------------------------------------------------------------------------------

                The Bond Portfolios of Compass Capital Funds offer different pricing options to investors in the form of different share classes. The Investor C Share pricing option is described be-low:

                C SHARES (LEVEL LOAD)

                [[_]] Contingent deferred sales charge (CDSC) of 1.00% if shares are redeemed within 12 months of purchase

 Investor C Shares of all Portfolios:
  Maximum Front-End Sales Charge                0.00%
  12b-1 Fee                                     0.75%
  CDSC (Redemption Charge)                      1.00%
                                       (If redeemed within 12
                                         months of purchase)

                The Fund also offers two additional pricing options for shares of the Portfolios--Investor A Shares (which are sold with a front-end load) and Investor B Shares (which are subject to a back-end load if redeemed within six years of purchase). C Shares may make sense for shorter term (relative to both B Shares and A Shares) investors who prefer to pay for profes-sional investment advice on an ongoing basis (asset-based sales charge) rather than with a traditional, one-time front-end sales charge. Such investors may plan to make substantial redemptions within 6 years of purchase. Brokers will receive commissions equal to 1% of Investor C Shares sold by them plus ongoing fees under the Fund's Distribution and Service Plan as described above under "Who Manages the Fund?" These commis-sions and payments may be different than the reallowances or placement fees paid to dealers in connection with sales of In-vestor A Shares and Investor B Shares. For more information on A Shares and B Shares of the Portfolios, call (800) 441-7762.

                Investors wishing to purchase shares of the Portfolios may do so either by mailing the investment application attached to this Prospectus along with a check or by wiring money as spec-ified below under "How Are Shares Purchased?"

How Are Shares Purchased?

--------------------------------------------------------------------------------

GENERAL. Initial and subsequent purchase orders may be placed through securi-ties brokers, dealers or financial institutions ("brokers"), or the transfer agent. Generally, individual investors will purchase Investor C Shares through a broker who will then transmit the purchase order directly to the transfer agent.

The minimum investment for the initial purchase of shares is $500; there is a $100 minimum for subsequent investments. Purchases through the Automatic In-vestment Plan described below are subject to a lower initial purchase minimum. In addition, the minimum initial investment for employees of the Fund, the Fund's investment adviser, sub-advisers, Distributor or transfer agent or em-ployees of their affiliates is $100, unless payment is made through a payroll deduction program in which case the minimum investment is $25.

PURCHASES THROUGH BROKERS. Shares of the Portfolios may be purchased through brokers which have entered into dealer agreements with the Distributor. Pur-chase orders received by a broker and transmitted to the transfer agent before the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time) on a Business Day will be effected at the net asset value determined that day. Payment for an order may be made by the broker in Federal funds or other funds immediately available to the Portfolios' custodian no later than 4:00 p.m. (Eastern time) on the third Business Day following receipt of the purchase order.

It is the responsibility of brokers to transmit purchase orders and payment on a timely basis. If payment is not received within the period described above, the order will be canceled, notice thereof will be given, and the broker and its customers will be responsible for any loss to the Fund or its shareholders. Orders of less than $500 may be mailed by a broker to the transfer agent.

PURCHASES THROUGH THE TRANSFER AGENT. Investors may also purchase Investor C Shares by completing and signing the Account Application Form and mailing it to the transfer agent, together with a check in at least the minimum initial pur-chase amount payable to Compass Capital Funds. An Account Application Form may be obtained by calling (800) 441-7762. The name of the Portfolio with respect to which shares are purchased must also appear on the check or Federal Reserve Draft. Investors may also wire Federal funds in connection with the purchase of shares. The wire instructions must include the name of the Portfolio, specify the class of Investor Shares, and include the name of the account registration and the shareholder account number. Before wiring any funds, an investor must call PFPC at (800) 441-7762 in order to confirm the wire instructions. Purchase orders which are received by PFPC, together with payment, before the close of regular trading hours on the New York Stock Exchange (currently 4:00 p.m. East-ern time) on any Business Day (as defined below) are priced at the applicable net asset value next determined on that day.

OTHER PURCHASE INFORMATION. Shares of each Portfolio are sold on a continuous basis by CDI as the Distributor. CDI maintains its principal offices at 259 Radnor-Chester Road, Suite 120, Radnor, Pennsylvania 19087. Purchases may be effected on weekdays on which both the New York Stock Exchange and the Federal Reserve Bank of Philadelphia are open for business (a "Business Day"). Payment for orders which are not received or accepted will be returned after prompt in-quiry. The issuance of shares is recorded on the books of the Fund. No certifi-cates will be issued for shares. Payments for shares of a Portfolio may, in the discretion of the Fund's investment adviser, be made in the form of securities that are permissible investments for that Portfolio. Compass Capital reserves the right to reject any purchase order or to waive the minimum initial invest-ment requirement.

How Are Shares Redeemed?
--------------------------------------------------------------------------------

REDEMPTION. Shareholders may redeem their shares for cash at any time. A writ-ten redemption request in proper form must be sent directly to Compass Capital Funds c/o PFPC, P.O. Box 8907, Wilmington, Delaware 19899-8907. Except for the contingent deferred sales charge, if applicable, there is no charge for a re-demption. Shareholders may also place redemption requests through a broker or other institution, which may charge a fee for this service.

WHEN REDEEMING SHARES IN THE PORTFOLIOS, SHAREHOLDERS SHOULD INDICATE THAT THEY ARE REDEEMING INVESTOR C SHARES. If a redeeming shareholder owns both Investor A Shares and Investor B or Investor C Shares in the same Portfolio, the Investor A Shares will be redeemed first unless the shareholder indicates otherwise.

Except as noted below, a request for redemption must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $25,000, or if the proceeds are not to be paid to the record owner at the rec-ord address, or if the shareholder is a corporation, partnership, trust or fi-duciary, signature(s) must be guaranteed by any eligible guarantor institution. Eligible guarantor institutions generally include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

Generally, a properly signed written request with any required signature guar-antee is all that is required for a redemption. In some cases, however, other documents may be necessary. Additional documentary evidence of authority is re-quired by PFPC in the event redemption is requested by a corporation, partner-ship, trust, fiduciary, executor or administrator.

EXPEDITED REDEMPTIONS. If a shareholder has given authorization for expedited redemption, shares can be redeemed by telephone and the proceeds sent by check to the shareholder or by Federal wire transfer to a single previously desig-nated bank account. Once authorization is on file, PFPC will honor requests by any person by telephone at (800) 441-7762 (in Delaware call collect (302) 791-
1194) or other means. The minimum amount that may be sent by check is $500, while the minimum amount that may be wired is $10,000. The Fund reserves the right to change these minimums or to terminate these redemption privileges. If the proceeds of a redemption would exceed $25,000, the redemption request must be in writing and will be subject to the signature guarantee requirement de-scribed above. During periods of substantial economic or market change, tele-phone redemptions may be difficult to complete. Redemption requests may also be mailed to PFPC at P.O. Box 8907, Wilmington, Delaware 19899-8907.

The Fund is not responsible for the efficiency of the Federal wire system or the shareholder's firm or bank. The Fund does not currently charge for wire transfers. The shareholder is responsible for any charges imposed by the share-holder's bank. To change the name of the single designated bank account to re-ceive wire redemption proceeds, it is necessary to send a written re-quest (with a guaranteed signature as described above) to Compass Capital Funds c/o PFPC, P.O. Box 8907, Wilmington, Delaware 19899-8907.

The Fund reserves the right to refuse a telephone redemption if it believes it advisable to do so. The Fund, the Administrators and the Distributor will em-ploy reasonable procedures to confirm that instructions communicated by tele-phone are genuine. The Fund, the Administrators and the Distributor will not be liable for any loss, liability, cost or expense for acting upon telephone in-structions reasonably believed to be genuine in accordance with such proce-dures.

ACCOUNTS WITH LOW BALANCES. The Fund reserves the right to redeem a sharehold-er's account in any Portfolio at any time the net asset value of the account in such Portfolio falls below the required minimum initial investment as the re-sult of a redemption or an exchange request. A shareholder will be notified in writing that the value of the shareholder's account in a Portfolio is less than the required amount and will be allowed 30 days to make additional investments before the redemption is processed.

PAYMENT OF REDEMPTION PROCEEDS. The redemption price for shares is their net asset value per share next determined after the request for redemption is re-ceived in proper form by Compass Capital Funds c/o PFPC, P.O. Box 8907, Wil-mington, Delaware 19899-8907. Proceeds from the redemption of Investor C Shares will be reduced by the amount of any applicable contingent deferred sales charge. Unless another payment option is used as described above, payment for redeemed shares is normally made by check mailed within seven days after ac-ceptance by PFPC of the request and any other necessary documents in proper or-der. Payment may, however, be postponed or the right of redemption suspended as provided by the rules of the SEC. If the shares to be redeemed have been re-cently purchased by check, the Fund's transfer agent may delay the payment of redemption proceeds, which may be a period of up to 15 days after the purchase date, pending a determination that the check has cleared.

The Fund may also suspend the right of redemption or postpone the date of pay-ment upon redemption for such periods as are permitted under the 1940 Act, and may redeem shares involuntarily or make payment for redemption in securities or other property when determined appropriate in light of the Fund's responsibili-ties under the 1940 Act. See "Purchase and Redemption Information" in the Statement of Additional Information for examples of when such redemption might be appropriate.

What Are The Shareholder Features Of The Fund?
--------------------------------------------------------------------------------

COMPASS CAPITAL FUNDS offers shareholders many special features which enable an investor to have greater investment flexibility as well as greater access to information about the Fund throughout the investment period.

Additional information on each of these features is available from PFPC by calling (800) 441-7762 (in Delaware call collect (302) 791-1194).

EXCHANGE PRIVILEGE. Investor C Shares of each Portfolio may be exchanged for Investor C Shares of other portfolios of the Fund which offer that class of shares, based on their respective net asset values.

The exchange of Investor C Shares will not be subject to a CDSC, which will continue to be measured from the date of the original purchase and will not be affected by exchanges.

A shareholder wishing to make an exchange may do so by sending a written re-quest to PFPC at the address given above. Shareholders are automatically pro-vided with telephone exchange privileges when opening an account, unless they indicate on the Application that they do not wish to use this privilege. To add this feature to an existing account that previously did not provide for this option, a Telephone Exchange Authorization Form must be filed with PFPC. This form is available from PFPC. Once this election has been made, the shareholder may simply contact PFPC by telephone at (800) 441-7762 (in Delaware call col-lect (302) 791-1194) to request the exchange. During periods of substantial economic or market change, telephone exchanges may be difficult to complete and shareholders may have to submit exchange requests to PFPC in writing.

If the exchanging shareholder does not currently own shares of the investment portfolio whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain options and broker of record as the account from which shares are exchanged, unless otherwise speci-fied in writing by the shareholder with all signatures guaranteed by an eligi-ble guarantor institution as defined above. In order to participate in the Au-tomatic Investment Program or establish a Systematic Withdrawal Plan for the new account, however, an exchanging shareholder must file a specific written request.

Any share exchange must satisfy the requirements relating to the minimum ini-tial investment requirement, and must be legally available for sale in the state of the investor's residence. For Federal income tax purposes, a share ex-change is a taxable event and, accordingly, a capital gain or loss may be real-ized. Before making an exchange request, shareholders should consult a tax or other financial adviser and should consider the investment objective, policies and restrictions of the investment portfolio into which the shareholder is mak-ing an exchange, as set forth in the applicable Prospectus. Brokers may charge a fee for handling exchanges.

The Fund reserves the right to modify or terminate the exchange privilege at any time. Notice will be given to shareholders of any material modification or termination except where notice is not required.

The Fund reserves the right to reject any telephone exchange request. Telephone exchanges may be subject to limitations as to amount or frequency, and to other restrictions that may be established from time to time to ensure that exchanges do not operate to the disadvantage of any portfolio or its shareholders. The Fund, the Administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund, the Administrators and the Distributor will not be liable for any loss, liabil-ity, cost or expense for acting upon telephone instructions reasonably believed to be genuine in accordance with such procedures. Exchange orders may also be sent by mail to the shareholder's broker or to PFPC at P.O. Box 8907, Wilming-ton, Delaware 19899-8907.

AUTOMATIC INVESTMENT PLAN ("AIP"). An investor in shares of any Portfolio may arrange for periodic investments in that Portfolio through automatic deductions from a checking or savings account by completing the AIP Application Form which may be obtained from PFPC. The minimum pre-authorized investment amount is $50.

RETIREMENT PLANS. Portfolio shares may be purchased in conjunction with indi-vidual retirement accounts ("IRAs") and rollover IRAs. For further information as to applications and annual fees, contact the Distributor. To determine whether the benefits of an IRA are available and/or appropriate, a shareholder should consult with a tax adviser.

SYSTEMATIC WITHDRAWAL PLAN ("SWP"). The Fund offers a Systematic Withdrawal Plan which may be used by investors who wish to receive regular distributions from their accounts. Upon commencement of the SWP, the account must have a cur-rent value of $10,000 or more in a Portfolio. Shareholders may elect to receive automatic cash payments of $100 or more either monthly, every other month, quarterly, three times a year, semi-annually, or annually. Automatic withdraw-als are normally processed on the 25th day of the applicable month or, if such day is not a Business Day, on the next Business Day and are paid promptly thereafter. An investor may utilize the SWP by completing the SWP Application Form which may be obtained from PFPC.

Shareholders should realize that if withdrawals exceed income dividends their invested principal in the account will be depleted. To participate in the SWP, shareholders must have their dividends automatically reinvested. Shareholders may change or cancel the SWP at any time, upon written notice to PFPC. No con-tingent deferred sales charge will be assessed on redemptions of Investor C Shares made through the SWP that do not exceed 12% of an account's net asset value on an annualized basis. For example, monthly, quarterly and semi-annual SWP redemptions of Investor C Shares will not be subject to the CDSC if they do not exceed 1%, 3% and 6%, respectively, of an account's net asset value on the redemption date. SWP redemptions of Investor C Shares in excess of this limit are still subject to the applicable CDSC.

What Sales Charge And Exemptions Apply To Investor C Shares?
--------------------------------------------------------------------------------

PURCHASES OF INVESTOR C SHARES. Investor C Shares are subject to a deferred sales charge of 1.00% based on the lesser of the offering price or the net as-set value of the Investor C Shares on the redemption date if redeemed within twelve months after purchase.

EXEMPTIONS FROM THE CONTINGENT DEFERRED SALES CHARGE. The contingent deferred sales charge on Investor C Shares is not charged in connection with: (1) ex-changes described in "What Are The Shareholder Features Of The Fund?--Exchange Privilege"; (2) redemptions made in connection with minimum required distribu-tions from IRA, 403(b)(7) and qualified employee benefit plan accounts due to the shareholder reaching age 70 1/2; (3) redemptions in connection with a shareholder's death or disability (as defined in the Internal Revenue Code) subsequent to the purchase of Investor C Shares; (4) involuntary redemptions of Investor C Shares in accounts with low balances as described in "How Are Shares Redeemed?"; and (5) redemptions made pursuant to the Systematic Withdrawal Plan, subject to the limitations set forth above under "What Are The Share-holder Features Of The Fund?--Systematic Withdrawal Plan." In addition, no con-tingent deferred sales charge is charged on Investor C Shares acquired through the reinvestment of dividends or distributions.

When an investor redeems Investor C Shares, the redemption order is processed to minimize the amount of the contingent deferred sales charge that will be charged. Investor C Shares are redeemed first from those shares that are not subject to the deferred sales load (i.e., shares that were acquired through re-investment of dividends or distributions) and after that from the shares that have been held the longest.

How Is Net Asset Value Calculated?
--------------------------------------------------------------------------------

Net asset value is calculated separately for Investor C Shares of each Portfo-lio as of the close of regular trading hours on the NYSE (currently 4:00 p.m. Eastern Time) on each Business Day by dividing the value of all securities and other assets owned by a Portfolio that are allocated to its Investor C Shares, less the liabilities charged to its Investor C Shares, by the number of its In-vestor C Shares that are outstanding.

Most securities held by a Portfolio are priced based on their market value as determined by reported sales prices or the mean between their bid and asked prices. Portfolio securities which are primarily traded on foreign securities exchanges are normally valued at the preceding closing values of such securi-ties on their respective exchanges. Securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Board of Trustees. The amortized cost method of valuation will also be used with respect to debt obligations with sixty days or less remaining to maturity unless a Portfolio's sub-adviser under the supervision of the Board of Trustees determines such method does not repre-sent fair value.

How Frequently Are Dividends And Distributions Made To Investors?
--------------------------------------------------------------------------------

Each Portfolio will distribute substantially all of its net investment income and net realized capital gains, if any, to shareholders. All distributions are reinvested at net asset value in the form of additional full and fractional shares of Investor C Shares of the relevant Portfolio unless a shareholder elects otherwise. Such election, or any revocation thereof, must be made in writing to PFPC, and will become effective with respect to dividends paid after its receipt by PFPC. Each Portfolio declares a dividend each day on "settled" shares (i.e., shares for which the particular Portfolio has received payment in Federal funds) on the first Business Day after a purchase order is placed with the Fund. Payments by check are normally converted to Federal funds within two Business Days of receipt. Over the course of a year, substantially all of the Portfolios' net investment income will be declared as dividends. The amount of the daily dividend for each Portfolio will be based on periodic projections of its net investment income. All dividends are paid within ten days after the end of each month. Net realized capital gains (including net short-term capital gains), if any, will be distributed by each Portfolio at least annually.

How Are Fund Distributions Taxed?
--------------------------------------------------------------------------------

Each Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. If a Portfolio qualifies, it generally will be relieved of Federal income tax on amounts dis-tributed to shareholders, but shareholders, unless otherwise exempt, will pay income or capital gains taxes on distributions (except distributions that are "exempt interest dividends" or are treated as a return of capital), whether the distributions are paid in cash or reinvested in additional shares.

Distributions paid out of a Portfolio's "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), if any, will be taxed to shareholders as long-term capital gain, regardless of the length of time a shareholder holds shares. All other distributions, to the extent taxable, are taxed to shareholders as ordinary income.

Each Tax-Free Portfolio intends to pay substantially all of its dividends as "exempt interest dividends." However, taxpayers are required to report the re-ceipt of "exempt interest dividends" on their Federal income tax returns, and in two circumstances such amounts, while exempt from regular Federal income tax, are taxable to persons subject to alternative minimum and environmental taxes. First, "exempt interest dividends" derived from certain private activity bonds issued after August 7, 1986 generally will constitute an item of tax preference for corporate and non-corporate taxpayers in determining alternative minimum and environmental tax liability. Second, "exempt interest dividends" must be taken into account by corporate taxpayers in determining certain ad-justments for alternative minimum and environmental tax purposes. Shareholders who are recipients of Social Security Act or Railroad Retirement Act benefits should note that "exempt interest dividends" will be taken into account in de-termining the taxability of their benefit payments.

Each Tax-Free Portfolio will determine annually the percentages of its net in-vestment income which are exempt from the regular Federal income tax, which constitute an item of tax preference for Federal alternative minimum tax pur-poses, and which are fully taxable. These percentages will apply uniformly to all distributions declared from net investment income during that year and may differ significantly from the actual percentages for any particular day.

Compass Capital will send written notices to shareholders annually regarding the tax status of distributions made by each Portfolio. Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in those months will be deemed to have been received by the shareholders on December 31 of such year, if the dividends are paid during the following January.

An investor considering buying shares on or just before a dividend record date should be aware that the amount of the forthcoming dividend payment, although in effect a return of capital, will be taxable.

A taxable gain or loss may be realized by a shareholder upon the redemption or transfer of shares depending upon their tax basis and their price at the time of redemption, or transfer. Any loss upon the sale or exchange of shares held for six months or less will be disallowed for Federal income tax purposes to the extent of any exempt interest dividends received by the shareholder.

It is expected that dividends and certain interest income earned by the Inter-national Bond Portfolio from foreign securities will be subject to foreign withholding taxes or other taxes. So long as more than 50% of the value of the Portfolio's total assets at the close of taxable year consists of stock or se-curities of foreign corporations, the Portfolio may elect, for U.S. Federal in-come tax purposes, to treat certain foreign taxes paid by it, including gener-ally any withholding taxes and other foreign income taxes, as paid by its shareholders. The Portfolio intends to make this election. As a result, the amount of such foreign taxes paid by the Portfolio will be included in its shareholders' income pro rata (in addition to taxable distributions actually received by them), and each shareholder generally will be entitled either (a) to credit a proportionate amount of such taxes against U.S. Federal income tax liabilities, or (b) if a shareholder itemizes deductions, to deduct such pro-portionate amounts from U.S. income.

This is not an exhaustive discussion of applicable tax consequences, and in-vestors may wish to contact their tax advisers concerning investments in the Portfolios. Except as discussed below, dividends paid by each Portfolio may be taxable to investors under state or local law as dividend income even though all or a portion of the dividends may be derived from interest on obligations which, if realized directly, would be exempt from such income taxes. In addi-tion, future legislative or administrative changes or court decisions may mate-rially affect the tax consequences of investing in a Portfolio. Shareholders who are non-resident alien individuals, foreign trusts or estates, foreign cor-porations or foreign partnerships may be subject to different U.S. Federal in-come tax treatment.

PENNSYLVANIA TAX CONSIDERATIONS. Income received by a shareholder attributable to interest realized by the Pennsylvania Tax-Free Income Portfolio from Penn-sylvania Municipal Obligations or attributable to insurance proceeds on account of such interest, is not taxable to individuals, estates or trusts under the Personal Income Tax (in the case of insurance proceeds, to the extent they are exempt for Federal Income Tax purposes); to corporations under the Corporate Net Income Tax (in the case of insurance proceeds, to the extent they are ex-empt for Federal Income Tax purposes); nor to individuals under the Philadel-phia School District Net Investment Income Tax ("School District Tax").

Income received by a shareholder attributable to gain on the sale or other dis-position by the Pennsylvania Tax-Free Income Portfolio of Pennsylvania Munici-pal Obligations is taxable under the Personal Income Tax, the Corporate Net In-come Tax, and, unless these assets were held by the Pennsylvania Tax-Free In-come Portfolio for more than six months, the School District Tax.

To the extent that gain on the disposition of a share represents gain realized on Pennsylvania Municipal Obligations held by the Pennsylvania Tax-Free Income Portfolio, such gain may be subject to the Personal Income Tax and Corporate Net Income Tax. Such gain may also be subject to the School District Tax, except that gain realized with re-spect to a share held for more than six months is not subject to the School District Tax.

This discussion does not address the extent, if any, to which shares, or inter-est and gain thereon, is subject to, or included in the measure of, the special taxes imposed by the Commonwealth of Pennsylvania on banks and other financial institutions or with respect to any privilege, excise, franchise or other tax imposed on business entities not discussed above (including the Corporate Capi-tal Stock/Foreign Franchise Tax.)

Shareholders of the Pennsylvania Tax-Free Income Portfolio are not subject to the Pennsylvania County Personal Property Tax to the extent that the Portfolio is comprised of Pennsylvania Municipal Obligations and Federal obligations (if the interest on such obligations is exempt from state and local taxation under the laws of the United States).

NEW JERSEY TAX CONSIDERATIONS. It is anticipated that substantially all divi-dends paid by the New Jersey Tax-Free Income Portfolio will not be subject to New Jersey personal income tax. In accordance with the provisions of New Jersey law as currently in effect, distributions paid by a "qualified investment fund" will not be subject to the New Jersey personal income tax to the extent that the distributions are attributable to income received as interest or gain from New Jersey State-Specific Obligations, or as interest or gain from direct U.S. Government obligations. Distributions by a qualified investment fund that are attributable to most other sources will be subject to the New Jersey personal income tax. To be classified as a qualified investment fund, at least 80% of the Portfolio's investments must consist of New Jersey State-Specific Obliga-tions or direct U.S. Government obligations; it must have no investments other than interest-bearing obligations, obligations issued at a discount, and cash and cash items (including receivables); and it must satisfy certain reporting obligations and provide certain information to its shareholders. Shares of the Portfolio are not subject to property taxation by New Jersey or its political subdivisions.

The New Jersey personal income tax is not applicable to corporations. For all corporations subject to the New Jersey Corporation Business Tax, dividends and distributions from a "qualified investment fund" are included in the net income tax base for purposes of computing the Corporation Business Tax. Furthermore, any gain upon the redemption or sale of shares by a corporate shareholder is also included in the net income tax base for purposes of computing the Corpora-tion Business Tax.

How Is The Fund Organized?
--------------------------------------------------------------------------------

The Fund was organized as a Massachusetts business trust on December 22, 1988 and is registered under the 1940 Act as an open-end management investment com-pany. On January 12, 1996 the Fund changed its name from The PNC(R) Fund to Compass Capital FundsSM. The Declaration of Trust authorizes the Board of Trustees to classify and reclassify any unissued shares into one or more clas-ses of shares. Pursuant to this authority, the Trustees have authorized the is-suance of an unlimited number of shares in thirty investment portfolios. Each Portfolio, other than the Government Income Portfolio, offers five separate classes of shares--Institutional Shares, Service Shares, Investor A Shares, In-vestor B Shares and Investor C Shares. The Government Income Portfolio offers Investor A Shares, Investor B Shares and Investor C Shares. This prospectus re-lates only to Investor C Shares of the eight Portfolios described herein. Prior to the date of this prospectus, no Investor C Shares had been sold to the pub-lic.

Shares of each class bear their pro rata portion of all operating expenses paid by a Portfolio, except transfer agency fees and amounts payable under the Fund's Distribution and Service Plan. In addition, each class of Investor Shares is sold with different sales charges. Because of these "class expenses" and sales charges, the performance of a Portfolio's Institutional Shares is ex-pected to be higher than the performance of the Portfolio's Service Shares, and the performance of both the Institutional Shares and Service Shares of a Port-folio is expected to be higher than the performance of the Portfolio's three classes of Investor Shares. In addition, the performance of each class of In-vestor Shares may be different. The Fund offers various services and privileges in connection with its Investor Shares that are not generally offered in con-nection with its Institutional and Service Shares, including an automatic in-vestment plan and an automatic withdrawal plan. For further information regard-ing the Fund's Institutional and Service Share classes and the other Investor Share classes, contact PFPC at (800) 441-7764.

Each share of a Portfolio has a par value of $.001, represents an interest in that Portfolio and is entitled to the dividends and distributions earned on that Portfolio's assets that are declared in the discretion of the Board of Trustees. The Fund's shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held, and will vote in the aggregate and not by class, except where otherwise required by law or as determined by the Board of Trustees. The Fund does not currently intend to hold annual meetings of shareholders for the election of trustees (except as required under the 1940 Act). For a further discussion of the voting rights of shareholders, see "Additional Information Concerning Shares" in the Statement of Additional Information.

On       , 1996, PNC Bank held of record approximately   % of the Fund's out-
standing shares, as trustee on behalf of individual and institutional invest-ors, and may be deemed a controlling person of the Fund under the 1940 Act. PNC Bank is a subsidiary of PNC Bank Corp., a multi-bank holding company.

How Is Performance Calculated?
--------------------------------------------------------------------------------

Performance information for Investor C Shares of the Portfolios may be quoted in advertisements and communications to shareholders. Total return will be cal-culated on an average annual total return basis for various periods. Average annual total return reflects the average annual percentage change in value of an investment in Investor C Shares of a Portfolio over the measuring period. Total return may also be calculated on an aggregate total return basis. Aggre-gate total return reflects the total percentage change in value over the mea-suring period. Both methods of calculating total return assume that dividend and capital gain distributions made by a Portfolio with respect to Investor C Shares are reinvested in Investor C Shares, and also reflect the deferred sales load charged by the Portfolio with respect to Investor C Shares. When, however, a Portfolio compares the total return of Investor C Shares to that of other funds or relevant indices, total return may also be computed without reflecting the sales load.

The yield of Investor C Shares is computed by dividing the Portfolio's net in-come per share allocated to Investor C Shares during a 30-day (or one month) period by the net asset value per share on the last day of the period and annualizing the result on a semi-annual basis. Each Tax-Free Portfolio's "tax-equivalent yield" may also be quoted, which shows the level of taxable yield needed to produce an after-tax equivalent to a Portfolio's tax-free yield. This is done by increasing the Portfolio's yield (calculated above) by the amount necessary to reflect the payment of Federal and/or state income tax at a stated tax rate.

The performance of a Portfolio's Investor C Shares may be compared to the per-formance of other mutual funds with similar investment objectives and to rele-vant indices, as well as to ratings or rankings prepared by independent serv-ices or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a Portfolio's Investor C Shares may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Weisenberger Investment Company Service, and with the performance of the Lehman GMNA Index, the T-Bill Index, and the "stocks, bonds and inflation index" published annually by Ibbotson Associates and the Lehman Government Corporate Bond Index, as well as the benchmarks at-tached to this Prospectus. Performance information may also include evaluations of the Portfolios and their Investor C Shares published by nationally recog-nized ranking services, and information as reported in financial publications such as Business Week, Fortune, Institutional Investor, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature.

In addition to providing performance information that demonstrates the actual yield or return of Investor C Shares of a particular Portfolio, a Portfolio may provide other information demonstrating hypothetical investment returns. This information may include, but is not limited to, illustrating the compounding effects of dividends in a dividend reinvestment plan or the impact of tax-de-ferred investing.

Performance quotations for shares of a Portfolio represent past performance and should not be considered representative of future results. The investment re-turn and principal value of an in-vestment in a Portfolio will fluctuate so that an investor's Investor C Shares, when redeemed, may be worth more or less than their original cost. Since per-formance will fluctuate, performance data for Investor C Shares of a Portfolio cannot necessarily be used to compare an investment in such shares with bank deposits, savings accounts and similar investment alternatives which often pro-vide an agreed or guaranteed fixed yield for a stated period of time. Perfor-mance is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses and market conditions. Any fees charged by brokers or other institutions directly to their customer accounts in connection with investments in Investor C Shares will not be in-cluded in the Portfolio performance calculations.

How Can I Get More Information?
--------------------------------------------------------------------------------

We believe that it is essential for shareholders to have access to information regarding their investment 24 hours a day, 7 days a week. The COMPASS CAPITAL FUNDS have an investor information line that can provide such access.

In addition to account information, other sources of information regarding each COMPASS CAPITAL Portfolio and its portfolio holdings, strategy and current dividend and performance levels are available.

By selecting the appropriate source of information as listed below, investors can receive additional information on the COMPASS CAPITAL Portfolios by either using a toll-free number or through electronic access:

For Performance and Portfolio Management Questions dial (800) FUTURE4.

For Information Related to Share Purchases and Redemptions call your investment adviser or COMPASS CAPITAL FUNDS at (800) 441-7762.

For Questions about Shareholder Accounts and Balances held directly at the Fund, call (800) 441-7762.

Information is also available on the Internet through the World Wide Web. Shareholders and investment professionals may access portfolio information, portfolio manager updates and market data by accessing http://www.compassfunds.com.

                                    APPENDIX

    COMPASS CAPITAL            PERFORMANCE
       PORTFOLIO                BENCHMARK                         DESCRIPTION
Low Duration Bond        Merrill 1-3 Year         Treasuries with maturities ranging from 1
                         Treasury Index           to 2.99 years
Intermediate Government  Lehman Brothers          Treasury and agency issues in the Lehman
Bond                     Intermediate Government  Aggregate, excluding maturities above 9.99 years
Core Bond                Lehman Aggregate         The Lehman Aggregate contains issues that
                                                  meet the following criteria:
                                                  . At least $100 million par amount
                                                    outstanding for entry and exit
                                                  . Rated investment grade (at least Baa-3)
                                                    by Moody's or S&P (if not rated by
                                                    Moody's)
                                                  . At least one year at maturity
                                                  . Coupon must have a fixed rate
                                                  . Excludes CMOs, ARMs, manufactured homes,
                                                    non-agency bonds, buydowns, graduated
                                                    equity mortgages, project loans and non-
                                                    conforming ("jumbo") mortgages
                                                  . As of June 1995, the composition of the
                                                    Lehman Brothers Aggregate Index is:
                                                  54% allocation to Treasury and government
                                                  securities
                                                  28% allocation to mortgage-backed
                                                  securities
                                                  18% allocation to corporate and asset-
                                                  backed securities
Government Income        Lehman Mortgage/10 Year  50% allocation to the mortgage component of
                         Treasury                 the Lehman Aggregate Index and a 50%
                                                  allocation to the Merrill Lynch 10 Year
                                                  Index
International Bond       Salomon Non-U.S. Hedged  A market-capitalization weighted benchmark
                         World Government Bond    that tracks the performance of the 13
                         Index                    Government bond markets of Australia,
                                                  Austria, Belgium, Canada, Denmark, France,
                                                  Germany, Italy, Japan, the Netherlands,
                                                  Spain, Sweden and the United Kingdom. The
                                                  currency-hedged return is computed by using
                                                  a rolling one-month forward exchange
                                                  contract as a hedging instrument.
Tax-Free Income          Lehman Municipal Bond    All of the bonds in the following Municipal
                         Index                    Indices possess the following
                                                  characteristics:
                                                  . A minimum credit rating of Baa-3
                                                  . Outstanding par value of at least $3
                                                    million
                                                  . Must be issued as part of a deal of at
                                                    least $50 million
                                                  . Individual bonds must have been issued
                                                    within the last 5 years
                                                  . Remaining maturity of not less than one
                                                    year
                                                  Excludes bonds subject to the alternative
                                                  minimum tax (AMT), taxable municipal bonds,
                                                  and floating-rate or zero coupon municipal
                                                  bonds
Pennsylvania Tax-Free    Lehman Local GO Index    Local general obligation bonds
Income
New Jersey Tax-Free      Lehman Local GO Index    Local general obligation bonds
Income

The Compass Capital Funds
-------------------------------------------------------------------------------

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTA-TIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL IN-FORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                               ----------------

LOW DURATION BOND PORTFOLIO

INTERMEDIATE GOVERNMENT BOND PORTFOLIO

CORE BOND PORTFOLIO

GOVERNMENT INCOME PORTFOLIO

INTERNATIONAL BOND PORTFOLIO

TAX-FREE INCOME PORTFOLIO

PENNSYLVANIA TAX-FREE INCOME PORTFOLIO

NEW JERSEY TAX-FREE INCOME PORTFOLIO



                                   THE BOND
                                  PORTFOLIOS

                               INVESTOR C SHARES



                                  Prospectus

                             January 1, 1997

                           COMPASS CAPITAL FUNDS/SM/
              (INSTITUTIONAL SHARES OF THE VALUE EQUITY PORTFOLIO,
          GROWTH EQUITY PORTFOLIO, SMALL CAP GROWTH EQUITY PORTFOLIO,
            MID-CAP GROWTH EQUITY PORTFOLIO, CORE EQUITY PORTFOLIO,
        SMALL CAP VALUE EQUITY PORTFOLIO, MID-CAP VALUE EQUITY PORTFOLIO
             INTERNATIONAL EQUITY PORTFOLIO, INTERNATIONAL EMERGING
                   MARKETS PORTFOLIO AND BALANCED PORTFOLIO)
                             CROSS REFERENCE SHEET



FORM N-1A ITEM                                     LOCATION
--------------                                     --------

      PART A                                       PROSPECTUS

1.    Cover page.............................      Cover Page

2.    Synopsis...............................      What Are The Expenses Of The
                                                   Portfolios?

3.    Condensed Financial Information........      What Are The Portfolios'
                                                   Financial Highlights?

4.    General Description of Registrant......      Cover Page; What Are The
                                                   Portfolios?; What Additional
                                                   Investment Policies Apply?;
                                                   What Are The Portfolios'
                                                   Fundamental Investment
                                                   Limitations?

5.    Management of the Fund.................      Who Manages The Fund?

5A.   Managements Discussion of Fund
        Performance..........................      Inapplicable

6.    Capital Stock and Other Securities.....      How Frequently Are Dividends
                                                   And Distributions Made To
                                                   Investors?; How Are Fund
                                                   Distributions Taxed?; How Is
                                                   The Fund Organized?

7.    Purchase of Securities Being Offered...      How Are Shares Purchased And
                                                   Redeemed?; How Is Net Asset
                                                   Value Calculated?; How Is The
                                                   Fund Organized?

8.    Redemption or Repurchase...............      How Are Shares Purchased and
                                                   Redeemed?

9.    Legal Proceedings......................      Inapplicable

The Equity Portfolios Institutional Shares                  January 1, 1997
--------------------------------------------------------------------------------

                Compass Capital Funds SM ("Compass Capital" or the "Fund") consists of thirty investment portfolios. This Prospectus de-scribes the Institutional Shares of eleven of those portfolios (the "Portfolios"):

                 [-]  Value Equity Portfolio
                 [_]  Growth Equity Portfolio
                 [_]  Small Cap Value Equity Portfolio
                 [_]  Small Cap Growth Equity Portfolio

                [[_]] Mid-Cap Value Equity Portfolio

                [[_]] Mid-Cap Growth Equity Portfolio
                 [_]  International Equity Portfolio
                 [_]  International Emerging Markets Portfolio
                 [_]  Select Equity Portfolio
                 [_]  Index Equity Portfolio
                [[_]]  Balanced Portfolio

                This Prospectus contains information that a prospective in-vestor needs to know before investing. Please keep it for fu-ture reference. A Statement of Additional Information dated January 1, 1997 has been filed with the Securities and Ex-change Commission (the "SEC"). The Statement of Additional In-formation may be obtained free of charge from the Fund by calling (800) 441-7764. The Statement of Additional Informa-tion, as supplemented from time to time, is incorporated by reference into this Prospectus.

                SHARES OF THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, PNC BANK, NATIONAL ASSOCIATION OR ANY OTHER BANK AND ARE NOT INSURED BY, GUARANTEED BY, OBLI-GATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENTS IN THE PORTFOLIOS INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

                The Index Equity Portfolio seeks to achieve its investment ob-jective by investing all of its investable assets in a series of shares (the "Index Master Portfolio") of The DFA Investment Trust Company, another open-end management investment company, rather than through a portfolio of various securities. The in-vestment experience of the Index Equity Portfolio corresponds directly with the investment experience of the Index Master Portfolio. The Index Master Portfolio has substantially the same investment objective, policies and limitations as the In-dex Equity Portfolio and, except as specifically noted, is also referred to as a "Portfolio" in this Prospectus. For ad-ditional information, see "How Is The Fund Organized?"

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Equity Portfolios Of Compass Capital Funds
--------------------------------------------------------------------------------

              The Equity Portfolios of COMPASS CAPITAL FUNDS consist of eleven diversified investment portfolios that provide investors with a broad spectrum of investment alternatives within the equity sec-tor. Eight of these Portfolios invest in U.S. stocks, two Port-folios invest in non-U.S. international stocks and one Portfolio invests in a combination of U.S. stocks and bonds. A detailed description of each Portfolio begins on page 18 and a summary of each Performance Benchmark is contained in the Appendix.

              COMPASS CAPITAL PORTFOLIO     PERFORMANCE BENCHMARK  LIPPER PEER GROUP
              Value Equity                  Russell 1000 Value     Growth and Income
                                            Index
              Growth Equity                 Russell 1000 Growth    Growth
                                            Index
              Small Cap Value Equity        Russell 2000 Index     Small Company Growth
              Small Cap Growth Equity       Russell 2000 Growth    Small Company Growth
                                            Index
              Mid-Cap Equity                Russell Midcap Value   Midcap
                                            Index
              Mid-Cap Growth Equity         Russell Midcap Growth  Midcap
                                            Index
              International Equity          EAFE Index             International
              International Emerging        MSCI                   Emerging Markets
                 Markets                    Emerging Markets Free
                                            Index
              Select Equity                 S&P 500 Index          Growth and Income
              Index Equity                  S&P 500 Index          S&P 500 Index
              Balanced                      S&P 500 Index and      Balanced
                                            Salomon Broad
                                            Investment Grade
                                            Index

              PNC Asset Management Group, Inc. ("PAMG") serves as the invest-ment adviser to each portfolio except the Index Equity Portfo-lio. Provident Capital Management, Inc. ("PCM"), PNC Equity Ad-visers Company ("PEAC") and BlackRock Financial Management, Inc. ("BlackRock") serve as sub-advisers to different Portfolios as described in this Prospectus. Dimensional Fund Advisors Inc. ("DFA") serves as investment adviser to the Index Master Portfo-lio.

UNDERSTANDING This Prospectus has been crafted to provide detailed, accurate
THE COMPASS   and comprehensive information on the Compass Capital Portfolios.
CAPITAL       We intend this document to be an effective tool as you explore
EQUITY        different directions in equity investing. You may wish to use
PORTFOLIOS    the table of contents on page 5 to find descriptions of the
              Portfolios, including the investment objectives, portfolio man-agement styles, risks and charges and expenses.

CONSIDERING     There can be no assurance that any mutual fund will achieve
THE RISKS IN    its investment objective. The Portfolios will hold equity se-
EQUITY          curities, and some or all of the Portfolios may acquire war-
INVESTING       rants, foreign securities and illiquid securities; enter into repurchase and reverse repurchase agreements; lend portfolio securities to third parties; and enter into futures contracts and options and forward currency exchange contracts. These and the other investment practices set forth below, and their as-sociated risks, deserve careful consideration. Certain risks associated with international investments are heightened be-cause of currency fluctuations and investments in emerging markets. See "What Additional Investment Policies And Risks
                Apply?"

INVESTING IN    For information on how to purchase and redeem shares of the
THE COMPASS     Portfolios, see "How Are Shares Purchased And Redeemed?"
CAPITAL FUNDS

Asking The Key Questions
--------------------------------------------------------------------------------

                                                                          PAGE
            What Are The Expenses Of The Portfolios?.....................   6
            What Are The Portfolios' Financial Highlights?...............   8
            What Are The Portfolios?.....................................  18
            What Are The Differences Among The Portfolios?...............  19
            What Additional Investment Policies And Risks Apply?.........  21
            What Are The Portfolios' Fundamental Investment
             Limitations?................................................  32
            Who Manages The Fund?........................................  33
            How Are Shares Purchased And Redeemed?.......................  39
            How Is Net Asset Value Calculated?...........................  41
            How Frequently Are Dividends And Distributions Made To
             Investors?..................................................  42
            How Are Fund Distributions Taxed?............................  43
            How Is The Fund Organized?...................................  45
            How Is Performance Calculated?...............................  48
            How Can I Get More Information?..............................  50

What Are The Expenses Of The Portfolios?
--------------------------------------------------------------------------------

Below is a summary of the annual operating expenses incurred by Institutional Shares of the Portfolios for the fiscal year ended September 30, 1996 as a per-centage of average daily net assets. Because the Mid-Cap Value Equity Portfolio and Mid-Cap Growth Equity Portfolio are new, the figures shown for these two Portfolios are estimates for the current fiscal year. An example based on the summary is also shown.

                                            SMALL      SMALL                                        INTER-
                                             CAP        CAP      MID-CAP    MID-CAP     INTER-     NATIONAL
                      VALUE     GROWTH      VALUE     GROWTH      VALUE     GROWTH     NATIONAL    EMERGING    SELECT
                     EQUITY     EQUITY     EQUITY     EQUITY     EQUITY     EQUITY      EQUITY     MARKETS     EQUITY
                    PORTFOLIO  PORTFOLIO  PORTFOLIO  PORTFOLIO  PORTFOLIO  PORTFOLIO  PORTFOLIO   PORTFOLIO   PORTFOLIO
ANNUAL PORTFOLIO
 OPERATING
 EXPENSES (AS A
 PERCENTAGE OF
 AVERAGE NET
 ASSETS)
Advisory fees
 (after fee
 waivers)/(1)//(2)/       .50%       .50%       .53%       .53%       .50%       .50%        .70%       1.15%       .50%
Operating
 Expenses of the
 Index Master
 Portfolio                N/A        N/A        N/A        N/A        N/A        N/A         N/A         N/A        N/A
Other operating
 expenses                 .25        .25        .33        .33        .36        .36         .36         .63        .25
                         ----       ----       ----       ----       ----       ----       -----       -----       ----
Administration
 fees (after fee
 waivers)/(1)/       .17        .15        .22        .22        .10        .10        .16         .18         .15
Other expenses       .08        .10        .11        .11        .26        .20        .26         .45         .10
                    ----       ----       ----       ----       ----       ----       ----        ----        ----
Total Portfolio
 operating
 expenses (after
 fee
 waivers)/(1)/            .75%       .75%       .86%       .86%       .86%       .86%       1.06%       1.78%       .75%
                         ====       ====       ====       ====       ====       ====       =====       =====       ====
                       INDEX
                      EQUITY     BALANCED
                    PORTFOLIO+   PORTFOLIO
ANNUAL PORTFOLIO
 OPERATING
 EXPENSES (AS A
 PERCENTAGE OF
 AVERAGE NET
 ASSETS)
Advisory fees
 (after fee
 waivers)/(1)//(2)/        .025%       .50%
Operating
 Expenses of the
 Index Master
 Portfolio                 .038        N/A
Other operating
 expenses                  .117        .30
                    ----- ------ ---- -----
Administration
 fees (after fee
 waivers)/(1)/       .045         .17
Other expenses       .072         .13
Total Portfolio
 operating
 expenses (after
 fee
 waivers)/(1)/             .18%        .80%
                    ===== ====== ==== =====

(1) Without waivers, advisory fees would be .75%, 1.25%, and .025%, respective-ly, for the International Equity, International Emerging Markets and Index Equity Portfolios and .55% for each of the other Portfolios and administra-tion fees would be .23% for each Portfolio. PAMG and the Portfolios' admin-istrators are under no obligation to waive or continue waiving their fees, but have informed the Fund that they expect to waive fees as necessary to maintain the Portfolios' total operating expenses during the remainder of the current fiscal year at the levels set forth in the table. Without waiv-ers, "Other operating expenses" would be .31%, .33%, .34%, .34%, .49%, .49%, .43%, .68%, .33%, .30% and .36%, respectively, and "Total Portfolio operating expenses" would be .86%, .85%, .89%, .89%, 1.04%, 1.04%, 1.18%,
    1.93%, .88%, .37% and .91%, respectively.


(2) Advisory fees with respect to the Index Equity Portfolio represent advisory fees of the Index Master Portfolio.
 + Includes the operating expenses of the Index Master Portfolio that are allo-cable to the Index Equity Portfolio.

EXAMPLE

An investor in Institutional Shares would pay the following expenses on a $1,000 investment assuming (1) 5% annual return, and (2) redemption at the end of each time period:

                                ONE YEAR THREE YEARS FIVE YEARS TEN YEARS
Value Equity                      $ 8        $24        $42       $ 93
Growth Equity                       8         24         42         93
Small Cap Value Equity              9         27         48        106
Small Cap Growth Equity             9         27         48        106
Mid-Cap Value Equity                9         27         48        106
Mid-Cap Growth Equity               9         27         48        106
International Equity               11         34         58        129
International Emerging Markets     18         56         96        209
Select Equity                       8         24         42         93
Index Equity                        2          6         10         23
Balanced                            8         26         44         99

The foregoing Table and Example are intended to assist investors in understand-ing the costs and expenses (including the Index Equity Portfolio's pro rata share of the Index Master Portfolio's advisory fees and operating expenses) an investor will bear either directly or indirectly. They do not reflect any charges that may be imposed by affiliates of the Portfolios' investment adviser or other institutions directly on their customer accounts in connection with investments in the Portfolios.

The Board of Trustees of the Fund believes that the aggregate per share ex-penses of the Index Equity Portfolio and the Index Master Portfolio in which the Index Equity Portfolio's assets are invested are approximately equal to the expenses which the Index Equity Portfolio would incur if the Fund retained the services of an investment adviser for the Index Equity Portfolio and the assets of the Index Equity Portfolio were invested directly in the type of securities held by the Index Master Portfolio.

THE EXAMPLE SHOWN ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE IN-VESTMENT RETURN OR OPERATING EXPENSES. ACTUAL INVESTMENT RETURN AND OPERATING EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

What Are The Portfolios' Financial Highlights?
--------------------------------------------------------------------------------

                The following financial information has been derived from the financial statements incorporated by reference into the State-ment of Additional Information and has been audited by the Portfolios' independent accountant. This financial information should be read together with those financial statements. Fur-ther information about the performance of the Portfolios is available in the Fund's annual shareholder reports. Both the Statement of Additional Information and the annual shareholder reports may be obtained from the Fund free of charge by call-ing (800) 441-7764. Information concerning the historical in-vestment results of Institutional Shares of the Index Equity Portfolio reflects the financial experience of that Portfolio prior to its conversion on June 2, 1996 to a feeder portfolio of the Index Master Portfolio. During the periods presented the Mid-Cap Value Equity Portfolio and Mid-Cap Growth Equity Portfolio did not conduct investment operations.

Financial Highlights
--------------------------------------------------------------------------------
(FOR AN INSTITUTIONAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                             VALUE EQUITY PORTFOLIO

                                                                       FOR THE
                                                                        PERIOD
                                YEAR      YEAR      YEAR      YEAR    4/20/92/1/
                                ENDED    ENDED     ENDED     ENDED     THROUGH
                               9/30/96  9/30/95   9/30/94   9/30/93    9/30/92
NET ASSET VALUE AT BEGINNING
 OF PERIOD                     $        $  11.62  $  11.68  $   9.78   $  10.00
                               -------  --------  --------  --------   --------
Income from investment
 operations
 Net investment income                      0.34      0.27      0.22       0.12
 Net gain (loss) on
  investments (both realized
  and unrealized)                           2.54      0.16      1.91      (0.24)
                               -------  --------  --------  --------   --------
 Total from investment
  operations                                2.88      0.43      2.13       (.12)
                               -------  --------  --------  --------   --------
LESS DISTRIBUTIONS
 Distributions from net
  investment income                        (0.33)    (0.27)    (0.23)     (0.10)
 Distributions from net
  realized capital gains                   (0.25)    (0.22)      - -        - -
                               -------  --------  --------  --------   --------
 Total distributions                       (0.58)    (0.49)    (0.23)     (0.10)
                               -------  --------  --------  --------   --------
NET ASSET VALUE AT END OF
 PERIOD                        $        $  13.92  $  11.62  $  11.68   $   9.78
                               =======  ========  ========  ========   ========
Total return                          %    25.73%     3.76%    21.92%      1.19%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of period
  (in thousands)               $        $508,273  $577,996  $432,776   $322,806
 Ratios of expenses to
  average net assets
 After
  advisory/administration fee
  waivers                             %     0.67%     0.65%     0.80%  0.85%/2/
 Before
  advisory/administration fee
  waivers                             %     0.81%     0.81%     0.83%  0.85%/2/
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration fee
  waivers                             %     2.68%     2.44%     2.07%  2.62%/2/
 Before
  advisory/administration fee
  waivers                             %     2.53%     2.28%     2.04%  2.62%/2/
PORTFOLIO TURNOVER RATE               %       12%       11%       11%       13%

/1/Commencement of operations of share class.
/2/Annualized.

--------------------------------------------------------------------------------
(FOR AN INSTITUTIONAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                            GROWTH EQUITY PORTFOLIO

                                                                                    FOR THE
                                                                                     PERIOD
                            YEAR     YEAR     YEAR       YEAR     YEAR     YEAR    11/1/89/1/
                            ENDED   ENDED     ENDED     ENDED     ENDED    ENDED    THROUGH
                           9/30/96 9/30/95   9/30/94   9/30/93   9/30/92  9/30/91   9/30/90
NET ASSET VALUE AT
 BEGINNING OF PERIOD         $     $  10.19  $ 11.58   $   9.92  $ 10.28  $  9.98   $ 10.00
                             ---   --------  -------   --------  -------  -------   -------
Income from investment
 operations
 Net investment income                 0.13     0.06       0.06     0.21     0.24      0.31
 Net gain (loss) on
  investments (both
  realized and
  unrealized)                          2.88    (1.34)      2.07     0.30     1.51     (0.26)
                             ---   --------  -------   --------  -------  -------   -------
 Total from investment
  operations                           3.01    (1.28)      2.13     0.51     1.75      0.05
                             ---   --------  -------   --------  -------  -------   -------
LESS DISTRIBUTIONS
 Distributions from net
  investment income                   (0.17)   (0.01)     (0.07)   (0.37)   (0.32)    (0.07)
 Distributions from
  capital                               - -      - -      (0.01)     - -      - -       - -
 Distributions from net
  realized capital gains                - -    (0.10)     (0.39)   (0.50)   (1.13)      - -
                             ---   --------  -------   --------  -------  -------   -------
 Total distributions                  (0.17)   (0.11)     (0.47)   (0.87)   (1.45)    (0.07)
                             ---   --------  -------   --------  -------  -------   -------
NET ASSET VALUE AT END OF
 PERIOD                      $     $  13.03  $ 10.19   $  11.58  $  9.92  $ 10.28   $  9.98
                             ===   ========  =======   ========  =======  =======   =======
Total return                   %      29.88%  (11.14)%    22.18%    4.98%   19.47%     0.40%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of
  period (in thousands)            $211,543  $97,834   $100,049  $58,372  $54,912   $39,790
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                  %       0.67%    0.65%      0.81%    0.85%    0.85%     0.85%/2/
 Before
  advisory/administration
  fee waivers                  %       0.85%    0.89%      0.87%    0.86%    0.91%     0.88%/2/
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers                  %       1.20%    0.62%      0.50%    2.07%    2.59%     2.75%/2/
 Before
  advisory/administration
  fee waivers                  %       1.01%    0.38%      0.44%    2.06%    2.53%     2.72%/2/
PORTFOLIO TURNOVER RATE        %         55%     212%       175%     162%     211%      149%

/1/Commencement of operations of share class.
/2/Annualized.

--------------------------------------------------------------------------------
(FOR AN INSTITUTIONAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                        SMALL CAP VALUE EQUITY PORTFOLIO

                                                                  FOR THE
                                                                   PERIOD
                            YEAR     YEAR      YEAR      YEAR    4/13/92/1/
                            ENDED   ENDED     ENDED     ENDED     THROUGH
                           9/30/96 9/30/95   9/30/94   9/30/93    9/30/92
NET ASSET VALUE AT
 BEGINNING OF PERIOD         $     $  13.62  $  13.08  $  10.14   $ 10.00
                             ---   --------  --------  --------   -------
Income from investment
 operations
 Net investment income                 0.06      0.04      0.04      0.02
 Net gain (loss) on
  investments (both
  realized and
  unrealized)                          2.17      0.77      3.02      0.13
                             ---   --------  --------  --------   -------
 Total from investment
  operations                           2.23      0.81      3.06      0.15
                             ---   --------  --------  --------   -------
LESS DISTRIBUTIONS
 Distributions from net
  investment income                   (0.08)    (0.02)    (0.04)    (0.01)
 Distributions from net
  realized capital gains              (0.61)    (0.25)    (0.08)      - -
                             ---   --------  --------  --------   -------
 Total distributions                  (0.69)    (0.27)    (0.12)    (0.01)
                             ---   --------  --------  --------   -------
NET ASSET VALUE AT END OF
 PERIOD                      $     $  15.16  $  13.62  $  13.08   $ 10.14
                             ===   ========  ========  ========   =======
Total return                    %     17.43%     6.28%    30.36%     1.50%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of
  period (in thousands)      $     $168,334  $168,360  $128,805   $75,045
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                   %      0.75%     0.73%     0.83%     0.85%/2/
 Before
  advisory/administration
  fee waivers                   %      0.84%     0.85%     0.87%     0.89%/2/
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers                   %      0.44%     0.28%     0.31%     0.51%/2/
 Before
  advisory/administration
  fee waivers                   %      0.35%     0.16%     0.27%     0.47%/2/
PORTFOLIO TURNOVER RATE         %        31%       18%       41%       17%

/1/Commencement of operations of share class.
/2/Annualized.

--------------------------------------------------------------------------------
(FOR AN INSTITUTIONAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                       SMALL CAP GROWTH EQUITY PORTFOLIO

                                                                  FOR THE
                                                                   PERIOD
                                      YEAR     YEAR     YEAR     9/14/93/1/
                                      ENDED   ENDED     ENDED     THROUGH
                                     9/30/96 9/30/95   9/30/94    9/30/93
NET ASSET VALUE AT BEGINNING OF
 PERIOD                                $     $  10.16  $ 10.47    $ 10.00
                                       ---   --------  -------    -------
Income from investment operations
 Net investment income                           0.02     0.03        - -
 Net gain (loss) on investments
  (both realized and unrealized)                 4.90    (0.33)      0.47
                                       ---   --------  -------    -------
 Total from investment operations                4.92    (0.30)      0.47
                                       ---   --------  -------    -------
LESS DISTRIBUTIONS
 Distributions from net investment
  income                                        (0.02)   (0.01)       - -
 Distributions from net realized
  capital gains                                   - -      - -        - -
                                       ---   --------  -------    -------
 Total distributions                            (0.02)   (0.01)       - -
                                       ---   --------  -------    -------
NET ASSET VALUE AT END OF PERIOD       $     $  15.06  $ 10.16    $ 10.47
                                       ===   ========  =======    =======
Total return                              %     48.50%  (2.89)%      4.70%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of period (in
  thousands)                                 $145,915  $65,612    $11,310
 Ratios of expenses to average net
  assets
 After advisory/administration fee
  waivers                                 %      0.75%    0.48%      0.73%/2/
 Before advisory/administration fee
  waivers                                 %      0.88%    1.04%      1.42%/2/
 Ratios of net investment income to
  average net assets
 After advisory/administration fee
  waivers                                 %      0.22%    0.45%     (0.11)%/2/
 Before advisory/administration fee
  waivers                                 %      0.09%   (0.10)%    (0.80)%/2/
PORTFOLIO TURNOVER RATE                   %        74%      89%         9%

/1/Commencement of operations of share class.
/2/Annualized.

--------------------------------------------------------------------------------
(FOR AN INSTITUTIONAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                         INTERNATIONAL EQUITY PORTFOLIO

                                                                  FOR THE
                                                                   PERIOD
                            YEAR     YEAR      YEAR      YEAR    4/27/92/1/
                            ENDED   ENDED     ENDED     ENDED     THROUGH
                           9/30/96 9/30/95   9/30/94   9/30/93    9/30/92
NET ASSET VALUE AT
 BEGINNING OF PERIOD         $     $  13.44  $  12.48  $   9.87   $ 10.00
                             ---   --------  --------  --------   -------
Income from investment
 operations
 Net investment income                 0.17      0.15      0.11      0.11
 Net realized gain (loss)
  on investments                       0.13      1.17      2.61     (0.17)
                             ---   --------  --------  --------   -------
 Total from investment
  operations                           0.30      1.32      2.72     (0.06)
                             ---   --------  --------  --------   -------
LESS DISTRIBUTIONS
 Distributions from net
  investment income                   (0.11)    (0.11)    (0.11)    (0.07)
 Distributions from net
  realized capital gains              (0.36)    (0.25)      - -       - -
                             ---   --------  --------  --------   -------
 Total distributions                  (0.47)    (0.36)    (0.11)    (0.07)
                             ---   --------  --------  --------   -------
NET ASSET VALUE AT END OF
 PERIOD                      $     $  13.27  $  13.44  $  12.48   $  9.87
                             ===   ========  ========  ========   =======
Total return                    %      2.46%    10.71%    27.72%   (0.61)%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of
  period (in thousands)      $     $312,588  $284,905  $131,052   $60,357
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                   %      0.97%     0.95%     1.10%     1.20%/2/
 Before
  advisory/administration
  fee waivers                   %      1.14%     1.14%     1.16%     1.21%/2/
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers                   %      1.42%     1.27%     1.17%     2.59%/2/
 Before
  advisory/administration
  fee waivers                   %      1.24%     1.08%     1.11%     2.58%/2/
PORTFOLIO TURNOVER RATE         %       105%       37%       31%       15%

/1/Commencement of operations of share class.
/2/Annualized.

--------------------------------------------------------------------------------
(FOR AN INSTITUTIONAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                    INTERNATIONAL EMERGING MARKETS PORTFOLIO

                                                                   FOR THE
                                                                    PERIOD
                                                 YEAR    YEAR     6/17/94/1/
                                                 ENDED   ENDED     THROUGH
                                                9/30/96 9/30/95    9/30/94
NET ASSET VALUE AT BEGINNING OF PERIOD            $     $ 10.56     $10.00
                                                  ---   -------     ------
Income from investment operations
 Net investment income                                     0.08       0.03
 Net gain (loss) on investments (both realized
  and unrealized)                                         (2.15)      0.53
                                                  ---   -------     ------
 Total from investment operations                          2.07       0.56
                                                  ---   -------     ------
LESS DISTRIBUTIONS
 Distributions from net investment income                 (0.10)       - -
 Distributions from Capital                               (0.01)       - -
 Distributions from net realized capital gains            (0.19)       - -
                                                  ---   -------     ------
 Total distributions                                      (0.30)       - -
                                                  ---   -------     ------
NET ASSET VALUE AT END OF PERIOD                  $     $  8.19     $10.56
                                                  ===   =======     ======
Total return                                         %   (19.72)%     5.60%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of period (in thousands)       $     $29,319     $2,511
 Ratios of expenses to average net assets
 After advisory/administration fee waivers           %     1.78%      1.75%/2/
 Before advisory/administration fee waivers          %     2.02%      2.73%/2/
 Ratios of net investment income to average net
  assets
 After advisory/administration fee waivers           %     1.90%      1.19%/2/
 Before advisory/administration fee waivers          %     1.66%      0.21%/2/
PORTFOLIO TURNOVER RATE                              %       75%         4%

/1/Commencement of operations of share classes.
/2/Annualized.

--------------------------------------------------------------------------------
(FOR AN INSTITUTIONAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                            SELECT EQUITY PORTFOLIO
                     (FORMERLY, THE CORE EQUITY PORTFOLIO)

                                                                  FOR THE
                                                                   PERIOD
                                       YEAR     YEAR     YEAR    9/13/93/1/
                                       ENDED   ENDED     ENDED    THROUGH
                                      9/30/96 9/30/95   9/30/94   9/30/93
NET ASSET VALUE AT BEGINNING OF
 PERIOD                                $      $   9.92  $  9.97   $ 10.00
                                       ----   --------  -------   -------
Income from investment operations
 Net investment income                            0.22     0.22      0.01
 Net gain (loss) on investments (both
  realized and unrealized)                        2.08    (0.04)    (0.04)
                                       ----   --------  -------   -------
 Total from investment operations                 2.30     0.18     (0.03)
                                       ----   --------  -------   -------
LESS DISTRIBUTIONS
 Distributions from net investment
  income                                         (0.22)   (0.23)      - -
 Distributions from net realized
  capital gains                                  (0.12)     - -       - -
                                       ----   --------  -------   -------
 Total distributions                             (0.34)   (0.23)      - -
                                       ----   --------  -------   -------
NET ASSET VALUE AT END OF PERIOD       $      $  11.88  $  9.92   $  9.97
                                       ====   ========  =======   =======
Total return                               %     23.76%    1.79%     (.30)%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of period (in
  thousands)                           $      $238,813  $48,123   $69,268
 Ratios of expenses to average net
  assets
 After advisory/administration fee
  waivers                                  %      0.67%    0.65%     0.65%/2/
 Before advisory/administration fee
  waivers                                  %      0.85%    0.93%     0.87%/2/
 Ratios of net investment income to
  average net assets
 After advisory/administration fee
  waivers                                  %      2.35%    2.11%     2.17%/2/
 Before advisory/administration fee
  waivers                                  %      2.17%    1.82%     1.95%/2/
PORTFOLIO TURNOVER RATE                    %        51%      88%        2%

/1/Commencement of operations of share class.
/2/Annualized.

--------------------------------------------------------------------------------
(FOR AN INSTITUTIONAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                             INDEX EQUITY PORTFOLIO

                                                                  FOR THE
                                                                   PERIOD
                            YEAR     YEAR      YEAR      YEAR    4/20/92/1/
                            ENDED   ENDED     ENDED     ENDED     THROUGH
                           9/30/96 9/30/95   9/30/94   9/30/93    9/30/92
NET ASSET VALUE AT
 BEGINNING OF PERIOD        $      $  10.93  $  11.02  $  10.06   $  10.00
                            ----   --------  --------  --------   --------
Income from investment
 operations
 Net investment income                 0.38      0.31      0.27       0.13
 Net realized gain (loss)
  on investments                       2.73      0.03      0.97       0.03
                            ----   --------  --------  --------   --------
 Total from investment
  operations                           3.11      0.34      1.24       0.16
                            ----   --------  --------  --------   --------
LESS DISTRIBUTIONS
 Distributions from net
  investment income                   (0.34)    (0.32)    (0.28)     (0.10)
 Distributions from net
  realized capital gains              (0.12)    (0.11)      - -        - -
                            ----   --------  --------  --------   --------
 Total distributions                  (0.46)    (0.43)    (0.28)     (0.10)
                            ----   --------  --------  --------   --------
NET ASSET VALUE AT END OF
 PERIOD                     $      $  13.58  $  10.93  $  11.02   $  10.06
                            ====   ========  ========  ========   ========
Total return                    %     29.30%     3.07%    12.40%      1.62%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of
  period (in thousands)     $      $109,433  $147,746  $186,163   $175,888
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                   %      0.17%     0.15%     0.40%      0.45%/2/
 Before
  advisory/administration
  fee waivers                   %      0.50%     0.52%     0.52%      0.64%/2/
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers                   %      2.92%     2.72%     2.46%      2.85%/2/
 Before
  advisory/administration
  fee waivers                   %      2.59%     2.35%     2.34%      2.66%/2/
PORTFOLIO TURNOVER RATE         %        18%       17%        8%        23%

/1/Commencement of operations of share class.
/2/Annualized.

--------------------------------------------------------------------------------
(FOR AN INSTITUTIONAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                               BALANCED PORTFOLIO

                                                                     FOR THE
                                                                     PERIOD
                                 YEAR    YEAR     YEAR      YEAR    5/1/92/1/
                                 ENDED   ENDED    ENDED     ENDED    THROUGH
                                9/30/96 9/30/95  9/30/94   9/30/93   9/30/92
NET ASSET VALUE AT BEGINNING
 OF PERIOD                       $      $ 11.98  $ 12.42   $ 11.53   $11.01
                                 ----   -------  -------   -------   ------
Income from investment
 operations
 Net investment income                     0.46     0.38      0.30     0.17
 Net realized gain (loss) on
  investments                              1.90    (0.39)     1.15     0.51
                                 ----   -------  -------   -------   ------
 Total from investment
  operations                               2.36    (0.01)     1.45     0.68
                                 ----   -------  -------   -------   ------
LESS DISTRIBUTIONS
 Distributions from net
  investment income                       (0.47)   (0.37)    (0.30)   (0.16)
 Distributions from net
  realized capital gains                  (0.14)   (0.06)    (0.26)     - -
                                 ----   -------  -------   -------   ------
 Total distributions                      (0.61)   (0.43)    (0.56)   (0.16)
                                 ----   -------  -------   -------   ------
NET ASSET VALUE AT END OF
 PERIOD                          $      $ 13.73  $ 11.98   $ 12.42   $11.53
                                 ====   =======  =======   =======   ======
Total return                         %    20.32%   (0.11)%   12.86%    6.23%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of period
  (in thousands)                 $      $24,525  $17,610   $12,928   $2,501
 Ratios of expenses to average
  net assets
 After advisory/administration
  fee waivers                        %     0.67%    0.65%     0.80%    0.95%/2/
 Before
  advisory/administration fee
  waivers                            %     0.88%    0.91%     0.98%    1.51%/2/
 Ratios of net investment
  income to average net assets
 After advisory/administration
  fee waivers                        %     3.78%    3.16%     2.89%    3.28%/2/
 Before
  advisory/administration fee
  waivers                            %     3.56%    2.89%     2.71%    2.72%/2/
PORTFOLIO TURNOVER RATE              %      154%      54%       32%      36%

/1/Commencement of operations of share class.
/2/Annualized.

What Are The Portfolios?
--------------------------------------------------------------------------------

                The COMPASS CAPITAL FUND family consists of 30 portfolios and has been structured to include many different investment styles so that investors may participate across multiple dis-ciplines in order to seek their long-term financial goals.

                The Equity Portfolios of COMPASS CAPITAL FUNDS consist of eleven investment portfolios that provide investors with a broad spectrum of investment alternatives within the equity sector. Eight of these Portfolios invest primarily in U.S. stocks, two Portfolios invest in non-U.S. international stocks and one Portfolio invests in a combination of U.S. stocks and bonds.

                In certain investment cycles and over certain holding periods, an equity fund that invests according to a "value" style or a "growth" style may perform above or below the market. An in-vestment program that combines these multiple disciplines al-lows investors to select from among these various product op-tions in the way that most closely fits the investor's goals and sentiments.

INVESTMENT      Each of the eleven Compass Capital Equity Portfolios seeks to
OBJECTIVES      provide long-term Capital Appreciation.

                The Select Equity, Value Equity, Mid-Cap Value Equity and Mid-Cap Growth Equity Portfolios pursue a secondary objective of Current Income from dividends.

                The Balanced Portfolio pursues a secondary objective of Cur-rent Income from an allocation to fixed income securities.

                To meet its investment objective, each Portfolio employs a specific investment style, as described below. No assurance can be made that a Portfolio will achieve its investment ob-jective.

What Are The Differences Among The Portfolios?
--------------------------------------------------------------------------------

        COMPASS                                                                      PERFORMANCE
     CAPITAL FUND              INVESTMENT STYLE             PORTFOLIO EMPHASIS        BENCHMARK*
Value Equity             Pursues equity securities     Stocks with price/earnings    Russell 1000
                         (defined as common stocks or  and price/book ratios at      Value Index
                         securities convertible into   time of purchase below
                         common stocks) which the      average for benchmark and
                         sub-adviser believes are      capitalization in excess of
                         undervalued. A security's     $1 billion.
                         earnings trend and its
                         dividend growth rate will
                         also be factors considered
                         in security selection.
Growth Equity            Pursues stocks with earnings  Stocks with growth rate       Russell 1000
                         growth potential. Emphasizes  estimates in excess of        Growth Index
                         stocks which the sub-adviser  average for benchmark and
                         considers to have favorable   capitalization in excess of
                         and above-average earnings    $1 billion.
                         growth prospects.
Small Cap Value Equity   Pursues small cap stocks      Stocks with price/earnings    Russell 2000
                         which the sub-adviser         and price/book ratios at      Index
                         believes are undervalued. A   time of purchase below
                         security's earnings trend     average for benchmark and
                         and its dividend growth rate  capitalization below $1
                         will also be factors          billion.
                         considered in security
                         selection.
Small Cap Growth Equity  Pursues small cap stocks      Stocks with growth rate       Russell 2000
                         with earnings growth          estimates in excess of        Growth Index
                         potential. Emphasizes small   average for benchmark and
                         cap stocks which the sub-     capitalization below $1
                         adviser considers to have     billion.
                         favorable and above-average
                         earnings growth prospects.
Mid-Cap                  Pursues mid cap stocks and    Stocks with low               Russell
Value Equity             sectors which the sub-        price/earnings, price/book,   Midcap
                         adviser believes are          price/cash flow or            Value Index
                         undervalued. [A security's    price/sales ratios at the
                         earnings trend and its        time of purchase relative to
                         dividend growth rate will     their respective sectors or
                         also be factors considered    the benchmark and
                         in security selection.]       capitalization between $1
                                                       billion and $5 billion.
Mid-Cap                  Pursues mid cap stocks with   Stocks with growth rate       Russell
Growth Equity            earnings growth potential.    estimates in excess of        Midcap
                         Emphasizes stocks which the   average for benchmark and     Growth Index
                         sub-adviser considers to      capitalization between $1
                         have favorable and above-     billion and $5 billion.
                         average earnings growth
                         prospects.
International Equity     Pursues non-dollar            Portfolio assets are          EAFE Index
                         denominated stocks of         primarily invested in
                         issuers in countries          international stocks.
                         included in the Morgan
                         Stanley Capital               Stocks with price/earnings
                         International Europe,         ratios below average for a
                         Australia and the Far East    security's home market or
                         Index ("EAFE"). Within this   stock exchange.
                         universe, a value style of
                         investing is employed to      Diversification across
                         select stocks which the sub-  countries, industry groups
                         adviser believes are          and companies with
                         undervalued. A security's     investment at all times in
                         earnings trend and its price  at least three foreign
                         momentum will also be         countries.
                         factors considered in
                         security selection. The sub-
                         adviser will also consider
                         macroeconomic factors such
                         as the prospects for
                         relative economic growth
                         among certain foreign
                         countries, expected levels
                         of inflation, government
                         policies influencing
                         business conditions and the
                         outlook for currency
                         relationships.

* For more information on a Portfolio's benchmark, see the Appendix at the back of this Prospectus.

       COMPASS                                                                       PERFORMANCE
     CAPITAL FUND             INVESTMENT STYLE             PORTFOLIO EMPHASIS        BENCHMARK*
International Emerging  Pursues non-dollar            Portfolio assets are          MSCI
Markets                 denominated stocks of         primarily invested in stocks  International
                        issuers in emerging country   of emerging market issuers.   Emerging
                        markets (generally any                                      Markets Free
                        country considered to be      Stocks with price/earnings    Index
                        emerging or developing by     ratios below average for a
                        the World Bank, the           security's home market or
                        International Finance         stock exchange.
                        Corporation or the United
                        Nations). Within this         Ordinarily, stocks of
                        universe, a value style of    issuers in at least three
                        investing is employed to      emerging markets will be
                        select stocks which the sub-  held.
                        adviser believes are
                        undervalued. The sub-adviser
                        will also consider
                        macroeconomic factors such
                        as the prospects for
                        relative economic growth
                        among certain foreign
                        countries, expected levels
                        of inflation, government
                        policies influencing
                        business conditions and the
                        outlook for currency
                        relationships.
Select Equity           Combines value and growth     Similar sector weightings as  S&P 500 Index
                        style as sub-adviser          benchmark, with over- or
                        identifies market             under-weighting in
                        opportunity.                  particular securities within
                                                      those sectors.
Index Equity            Invests all of its assets     Holds substantially all the   S&P 500 Index
                        indirectly through the U.S.   stocks of the S&P 500 Index
                        Large Company Series (the     in approximately the same
                        "Index Master Portfolio") of  proportions as they are
                        The DFA Investment Trust      represented in the Index.
                        Company in the stocks of the
                        S&P 500 Index using a
                        passive investment style
                        that pursues the replication
                        of the S&P 500 Index return.
Balanced                Holds a blend of equity and   Maintains a minimum 25%       S&P 500 and
                        fixed income securities to    investment in fixed income    Salomon Broad
                        deliver total return through  senior securities.            Investment
                        capital appreciation and                                    Grade Index
                        current income.
                        Equity Portion:               Equity Portion:
                        Combines value and growth     Similar sector weightings as
                        style as sub-adviser          benchmark, with over- or
                        identifies market             under- weighting in
                        opportunity.                  particular securities within
                                                      those sectors.
                        Fixed Income Portion:         Fixed Income Portion:
                        Combines sector rotation and  Dollar-denominated
                        security selection across a   investment grade bonds,
                        broad universe of fixed       including U.S. Government,
                        income securities.            mortgage-backed, asset-
                                                      backed and corporate debt
                                                      securities.

* For more information on a Portfolio's benchmark, see the Appendix at the back of this Prospectus.

What Additional Investment Policies And Risks Apply?
--------------------------------------------------------------------------------
The discussion below applies to each of the Portfolios (and, with respect to the Index Equity Portfolio, its investment in the Index Master Portfolio) un-less otherwise noted.

EQUITY SECURITIES. During normal market conditions each Portfolio, except the Balanced Portfolio, will normally invest at least 80% of the value of its total assets in equity securities. The Portfolios will invest primarily in equity se-curities of U.S. issuers, except the International Equity and International Emerging Markets Portfolios, which will invest primarily in foreign issuers. Equity securities include common stock and preferred stock (including convert-ible preferred stock); bonds, notes and debentures convertible into common or preferred stock; stock purchase warrants and rights; equity interests in trusts and partnerships; and depositary receipts.

ADRS, EDRS AND GDRS. Each Portfolio (other than the Index Master Portfolio) may invest in both sponsored and unsponsored American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") and other similar global instruments. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental De-pository Receipts, are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic un-derlying securities. GDRs are depository receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information con-cerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Investments in ADRs, EDRs and GDRs present additional investment considerations as described below under "In-ternational Portfolios."

OPTIONS AND FUTURES CONTRACTS. To the extent consistent with its investment ob-jective, each Portfolio (other than the Index Master Portfolio) may write cov-ered call options, buy put options, buy call options and write secured put op-tions for the purpose of hedging or earning additional income, which may be deemed speculative or, with respect to the International Equity and Interna-tional Emerging Markets Portfolios, cross-hedging. These options may relate to particular securities, stock or bond indices or the yield differential between two securities, and may or may not be listed on a securities exchange and may or may not be issued by the Options Clearing Corporation. A Portfolio will not purchase put and call options when the aggregate premiums on outstanding op-tions exceed 5% of its net assets at the time of purchase, and will not write options on more than 25% of the value of its net assets (measured at the time an option is written). Options trading is a highly specialized activity that entails greater than ordinary investment risks. In addition, unlisted options are not subject to the protections afforded purchasers of listed options issued by the Options Clearing Corporation, which performs the obligations of its mem-bers if they default.

To the extent consistent with its investment objective, each Portfolio may also invest in futures contracts and options on futures contracts to commit funds awaiting investment in stocks or maintain cash liquidity or, except with re-spect to the Index Master Portfolio, for other hedging purposes. The value of a Portfolio's contracts may equal or exceed 100% of its total assets, although a Portfolio will not purchase or sell a futures contract unless immediately af-terwards the aggregate amount of margin deposits on its existing futures posi-tions plus the amount of premiums paid for related futures options entered into for other than bona fide hedging purposes is 5% or less of its net assets.

Futures contracts obligate a Portfolio, at maturity, to take or make delivery of securities, the cash value of a securities index or a stated quantity of a foreign currency. A Portfolio may sell a futures contract in order to offset an expected decrease in the value of its portfolio positions that might otherwise result from a market decline or currency exchange fluctuation. A Portfolio may do so either to hedge the value of its securities portfolio as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. In addition, a Portfolio may utilize futures con-tracts in anticipation of changes in the composition of its holdings or in cur-rency exchange rates.

A Portfolio may purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When a Portfolio purchases an option on a futures contract, it has the right to assume a position as a purchaser or a seller of a futures contract at a specified exercise price during the option period. When a Portfolio sells an option on a futures contract, it becomes ob-ligated to sell or buy a futures contract if the option is exercised. In con-nection with a Portfolio's position in a futures contract or related option, the Fund will create a segregated account of liquid assets or will otherwise cover its position in accordance with applicable SEC requirements.

The primary risks associated with the use of futures contracts and options are
(a) the imperfect correlation between the change in market value of the instru-ments held by a Portfolio and the price of the futures contract or option; (b) possible lack of a liquid secondary market for a futures contract and the re-sulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; and (d) a sub-adviser's inability to predict correctly the direction of securities pric-es, interest rates, currency exchange rates and other economic factors. For further discussion of risks involved with domestic and foreign futures and op-tions, see Appendix B in the Statement of Additional Information.

The Fund intends to comply with the regulations of the Commodity Futures Trad-ing Commission exempting the Portfolios from registration as a "commodity pool operator."

LIQUIDITY MANAGEMENT. Pending investment, to meet anticipated redemption re-quests, or as a temporary defensive measure if its sub-adviser determines that market conditions warrant, each Portfolio other than the Index Master Portfolio may also invest without limitation in high quality money market instruments. The Balanced Portfolio may also invest in these securities in furtherance of its investment objective. The Index Master Portfolio may invest up to 5% of its net assets in certain short-term fixed income obligations in order to main-tain liquidity or as invest temporarily uncommitted cash balances.

High quality money market instruments include U.S. government obligations, U.S. government agency obligations, dollar denominated obligations of foreign is-suers, bank obligations, including U.S. subsidiaries and branches of foreign banks, corporate obligations, commercial paper, repurchase agreements and obli-gations of supranational organizations. Generally, such obligations will mature within one year from the date of settlement, but may mature within two years from the date of settlement. Under a repurchase agreement, a Portfolio agrees to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed upon time and price. Repurchase agreements are, in substance, loans. Default by or bankruptcy of a seller would expose a Portfolio to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS. Each Portfolio (other than the Index Master Portfolio) may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transac-tions involve a commitment by a Portfolio to purchase or sell particular secu-rities with payment and delivery taking place at a future date (perhaps one or two months later), and permit a Portfolio to lock in a price or yield on a se-curity it owns or intends to purchase, regardless of future changes in interest rates or market action. When-issued and forward commitment transactions involve the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securi-ties delivery takes place. Each Portfolio's when-issued purchases and forward commitments are not expected to exceed 25% of the value of its total assets ab-sent unusual market conditions.

REVERSE REPURCHASE AGREEMENTS AND OTHER BORROWINGS. Each Portfolio is autho-rized to borrow money. If the securities held by a Portfolio should decline in value while borrowings are outstanding, the net asset value of the Portfolio's outstanding shares will decline in value by proportionately more than the de-cline in value suffered by the Portfolio's securities. Borrowings may be made by each Portfolio (except the Index Master Portfolio) through reverse repur-chase agreements under which the Portfolio sells portfolio securities to finan-cial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price. A Portfolio may use the proceeds of re-verse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, on a date simultaneous with or prior to the expi-ration of the reverse repurchase agreement. The Balanced Portfolio may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. This use of reverse repurchase agreements may be regarded as leveraging and, therefore, speculative. Reverse repurchase agreements involve the risks that the interest income earned in the investment of the proceeds will be less than the interest expense, that the market value of the securities sold by a Portfolio may decline below the price of the securities the Portfolio is obligated to repurchase and that the securi-ties may not be returned to the Portfolio. During the time a reverse repurchase agreement is outstanding, a Portfolio will maintain a segregated account with the Fund's custodian containing cash, U.S. Government or other appropri ate liquid securities having a value at least equal to the repurchase price. A Portfolio's reverse repurchase agreements, together with any other borrowings, will not exceed, in the aggregate, 33 1/3% of the value of its total assets (33% in the case of the Index Master Portfolio). In addition, the Balanced Portfolio may borrow up to an additional 5% of its total assets for temporary purposes. Whenever borrowings exceed 5% of a Portfolio's total assets, the Portfolios (other than the Index Master Portfolio and the Balanced Portfolio) will not make any investments.

INVESTMENT COMPANIES. In connection with the management of their daily cash po-sitions, the Portfolios (other than the Index Master Portfolio) may invest in securities issued by other investment companies which invest in short-term debt securities and which seek to maintain a $1.00 net asset value per share. Such Portfolios may also invest in securities issued by other investment companies with similar investment objectives. The International Equity and International Emerging Markets Portfolios may purchase shares of investment companies invest-ing primarily in foreign securities, including so-called "country funds." Coun-try funds have portfolios consisting exclusively of securities of issuers lo-cated in one foreign country. The Index Equity Portfolio may also invest in Standard & Poor's Depository Receipts (SPDRs) and shares of other investment companies that are structured to seek a similar correlation to the performance of the S&P 500 Index. Securities of other investment companies will be acquired within limits prescribed by the Investment Company Act of 1940 (the "1940 Act"). As a shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addi-tion to the expenses each bears directly in connection with its own operations.

SECURITIES LENDING. A Portfolio may seek additional income by lending securi-ties on a short-term basis. The securities lending agreements will require that the loans be secured by collateral in cash, U.S. Government securities or (ex-cept for the Index Master Portfolio) irrevocable bank letters of credit main-tained on a current basis equal in value to at least the market value of the loaned securities. A Portfolio may not make such loans in excess of 33 1/3% of the value of its total assets. Securities loans involve risks of delay in re-ceiving additional collateral or in recovering the loaned securities, or possi-bly loss of rights in the collateral if the borrower of the securities becomes insolvent.

ILLIQUID SECURITIES. No Portfolio will knowingly invest more than 15% (10% with respect to the Index Master Portfolio) of the value of its net assets in secu-rities that are illiquid. Variable and floating rate instruments that cannot be disposed of within seven days, and repurchase agreements and time deposits that do not provide for payment within seven days after notice, without taking a re-duced price, are subject to these limits. Each Portfolio may purchase securi-ties which are not registered under the Securities Act of 1933 (the "1933 Act") but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as it is determined by the adviser or sub-adviser that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio during any pe-riod that qualified institutional buyers become uninterested in purchasing these restricted securities.

SMALL CAP AND MID-CAP PORTFOLIOS. Under normal market conditions, the Small Cap Growth Equity Portfolio and Small Cap Value Equity Portfolio will invest at least 90% (and in any event at least 65%) of their respective total assets in equity securities of smaller-capitalized organizations (less than $1 billion at the time of purchase). Similarly, the Mid-Cap Value Equity Portfolio and Mid-Cap Growth Equity Portfolio will invest, under normal market conditions, at least 90% (and in any event at least 65%) of their respective total assets in equity securities of medium-capitalized organizations (between $1 billion and $5 billion at the time of purchase). These organizations will normally have more limited product lines, markets and financial resources and will be depen-dent upon a more limited management group than larger capitalized companies.

INDEX EQUITY AND INDEX MASTER PORTFOLIOS. During normal market conditions, the Index Master Portfolio (in which all of the assets of the Index Equity Portfo-lio are invested) invests at least 95% of the value of its total assets in se-curities included in the Standard & Poor's 500(R) Composite Stock Price Index (the "S&P 500 Index")*. The Index Master Portfolio intends to invest in all of the stocks that comprise the S&P 500 Index in approximately the same propor-tions as they are represented in the Index. The Portfolio operates as an index portfolio and, therefore, is not actively managed (through the use of economic, financial or market analysis), and adverse performance will ordinarily not re-sult in the elimination of a stock from the Portfolio. The Portfolio will re-main fully invested in common stocks even when stock prices are generally fall-ing. Ordinarily, portfolio securities will not be sold except to reflect addi-tions or deletions of the stocks that comprise the S&P 500 Index, including mergers, reorganizations and similar transactions and, to the extent necessary, to provide cash to pay redemptions of the Portfolio's shares. The investment performance of the Index Master Portfolio and the Index Equity Portfolio is ex-pected to approximate the investment performance of the S&P 500 Index, which tends to be cyclical in nature, reflecting periods when stock prices generally rise or fall.

Neither the Index Equity Portfolio nor the Index Master Portfolio are spon-sored, endorsed, sold or promoted by S&P. S&P makes no representation or war-ranty, express or implied, to the owners of the Index Equity Portfolio or the Index Master Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Index Equity Portfolio or the Index Master Portfolio particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Index Equity Portfolio and the Index Master Portfolio is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Index Equity Portfolio or the Index Master Portfolio. S&P has no obligation to take the needs of the In-dex Equity Portfolio or the Index Master Portfolio or their respective owners into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Index Equity Portfolio or the Index Master Portfolio or the timing of the issuance or sale of the Index Equity Portfolio or the In-dex Master Portfolio or in the determination or calculation of the equation by which the Index Equity Portfolio or the Index Master Portfolio is to be con-verted into cash.
------

* "Standard & Poor's(R)," "S&P(R)," "S&P500(R)," "Standard & Poor's 500(R)" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Fund and The DFA Investment Trust Company.

S&P has no obligation or liability in connection with the administration, mar-keting or trading of the Index Equity Portfolio or Index Master Portfolio.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 IN-DEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ER-RORS, OMISSIONS OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IM-PLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMIT-ING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPE-CIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

INTERNATIONAL PORTFOLIOS. During normal market conditions, the International Equity Portfolio and International Emerging Markets Portfolio (the "Interna-tional Portfolios") will invest at least 90% (and in any event at least 65%) of their total assets in equity securities of foreign issuers. Investing in for-eign securities involves considerations not typically associated with investing in securities of companies organized and operated in the United States. Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of a Portfolio that invests in foreign securities as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates.

A Portfolio's investments in foreign securities may also be adversely affected by changes in foreign political or social conditions, diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or as-sets, or imposition of (or change in) exchange control regulations. In addi-tion, changes in government administrations or economic or monetary policies in the U.S. or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect a Portfolio's operations.

In general, less information is publicly available with respect to foreign is-suers than is available with respect to U.S. companies. Most foreign companies are also not subject to the uniform accounting and financial reporting require-ments applicable to issuers in the United States. While the volume of transac-tions effected on foreign stock exchanges has increased in recent years, it re-mains appreciably below that of the New York Stock Exchange. Accordingly, a Portfolio's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies. In addi-tion, there is generally less government supervision and regulation of securi-ties exchanges, brokers and issuers in foreign countries than in the United States.

The expense ratios of the International Equity and International Emerging Mar-kets Portfolios can be expected to be higher than those of Portfolios investing primarily in domestic securities. The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of investment research, higher cost of custody of foreign securi-ties, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities.

As stated, the International Emerging Markets Portfolio will invest its assets in countries with emerging economies or securities markets. These countries may include Argentina, Brazil, Bulgaria, Chile, China, Colombia, The Czech Repub-lic, Ecuador, Greece, Hungary, India, Indonesia, Israel, Lebanon, Malaysia, Mexico, Morocco, Peru, The Philippines, Poland, Romania, Russia, South Africa, South Korea, Taiwan, Thailand, Tunisia, Turkey, Venezuela and Vietnam. Politi-cal and economic structures in many of these countries may be undergoing sig-nificant evolution and rapid development, and these countries may lack the so-cial, political and economic stability characteristic of more developed coun-tries. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of invest-ments in these countries and the availability to a Portfolio of additional in-vestments in emerging market countries. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in Japan or most Western European countries. There may be little financial or accounting information available with respect to issuers located in certain emerging market countries, and it may be difficult to assess the value or prospects of an investment in such is-suers.

The International Equity Portfolio invests primarily in equity securities of issuers located in countries included in EAFE. Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Italy, Japan, Netherlands, New Zealand, Norway, Singapore, Malaysia, Spain, Sweden, Switzerland and the United Kingdom are currently included in EAFE. From time to time the International Eq-uity Portfolio may invest more than 25% of its total assets in the securities of issuers located in Japan. Investments of 25% or more of the Portfolio's to-tal assets in this or any other country will make the Portfolio's performance more dependent upon the political and economic circumstances of a particular country than a mutual fund that is more widely diversified among issuers in different countries. For example, in the past events in the Japanese economy as well as social developments and natural disasters have affected Japanese secu-rities and currency markets, and have periodically disrupted the relationship of the Japanese yen with other currencies and with the U.S. dollar.

The International Equity and International Emerging Markets Portfolios may (but are not required to) use forward foreign currency exchange contracts to hedge against movements in the value of foreign currencies (including the European Currency Unit (ECU)) relative to the U.S. dollar in connection with specific portfolio transactions or with respect to portfolio positions. A forward for-eign currency exchange contract involves an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Foreign currency exchange contracts do not eliminate fluctuations in the values of portfolio securities but rather allow a Portfolio to establish a rate of ex-change for a future point in time.

BALANCED PORTFOLIO. Fixed income securities purchased by the Balanced Portfolio may include domestic and dollar-denominated foreign debt securities, including bonds, debentures, notes, equipment lease and trust certificates, mortgage-re-lated and asset-backed securities, guaranteed investment contracts (GICs), ob-ligations issued or guaranteed by the U.S. Government or its agencies or in-strumentalities and state and local Municipal obligations. These securities will be rated at the time of purchase within the four highest rating groups as-signed by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Rat-ings Group ("S&P") or another nationally recognized statistical rating organi-zation. If unrated, the securities will be determined at the time of purchase to be of comparable quality by the sub-adviser. Securities rated "Baa" by Moody's or "BBB" by S&P, respectively, are generally considered to be invest-ment grade although they have speculative characteristics. If a fixed income security is reduced below Baa by Moody's or BBB by S&P, the Portfolio's sub-adviser will dispose of the security in an orderly fashion as soon as practica-ble. Investments in securities of foreign issuers, which present additional in-vestment considerations as described above under "International Portfolios," will be limited to 5% of the Portfolio's total assets.

The market value of the Balanced Portfolio's investments in fixed income corpo-rate and other securities will change in response to changes in interest rates and the relative financial strength of each issuer. During periods of falling interest rates, the values of long-term fixed income securities generally rise. Conversely, during periods of rising interest rates the values of such securi-ties generally decline. Changes in the financial strength of an issuer or changes in the ratings of any particular security may also affect the value of these investments.

The Balanced Portfolio may make significant investments in mortgage-related and other asset-backed securities (i.e., securities backed by home equity loans, installment sale contracts, credit card receivables or other assets) issued by governmental entities and private issues.

The Balanced Portfolio may acquire several types of mortgage-related securi-ties, including guaranteed mortgage pass-through certificates, which provide the holder with a pro rata interest in the underlying mortgages, adjustable rate mortgage-related securities ("ARMs") and collateralized mortgage obliga-tions ("CMOs"), which provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Is-suers of CMOs frequently elect to be taxed as a pass-through entity known as real estate mortgage investment conduits, or REMICs. CMOs are issued in multi-ple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in many ways. In most cases, however, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other clas-ses having an earlier stated maturity date are paid in full. The classes may include accrual certificates (also known as "Z-Bonds"), which only accrue in-terest at a specified rate until other specified classes have been retired and are converted thereafter to interest-paying securities. They may also include planned amortization classes ("PACs") which generally require, within certain limits, that specified amounts of principal be applied on each payment date, and generally exhibit less yield and market volatility than other classes.

Non-mortgage asset-backed securities involve risks that are not presented by mortgage-related securities. Primarily, these securities do not have the bene-fit of the same security interest in the underlying collateral. Credit card re-ceivables are generally unsecured, and the debtors are entitled to the protec-tion of a number of state and Federal consumer credit laws which give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchase would ac-quire an interest superior to that of the holders of the related automobile re-ceivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustees for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivable. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

The yield and maturity characteristics of mortgage-related and other asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time be-cause the underlying assets (i.e., loans) generally may be prepaid at any time. In calculating the average weighted maturity of a Portfolio, the maturity of other asset-backed securities will be based on estimates of average life which take prepayments into account. The average life of a mortgage-related instru-ment, in particular, is likely to be substantially less than the original matu-rity of the mortgage pools underlying the securities as the result of scheduled principal payments and mortgage prepayments. In general, the collateral sup-porting non-mortgage asset-backed securities is of shorter maturity than mort-gage loans and is less likely to experience substantial prepayments.

The relationship between prepayments and interest rates may give some high-yielding asset-backed securities less potential for growth in value than con-ventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by the Balanced Portfolio will gener-ally be at lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, an asset-backed security's total return and maturity may be difficult to predict precisely. To the extent that the Balanced Portfolio purchases asset-backed securities at a premium, prepayments (which may be made without penalty) may result in loss of the Balanced Portfolio's principal investment to the extent of premium paid.

The Balanced Portfolio may from time to time purchase in the secondary market certain mortgage pass-through securities packaged and master serviced by PNC Mortgage Securities Corp. (or Sears Mortgage if PNC Mortgage Securities Corp. succeeded to rights and duties of Sears Mortgage) or mortgage-related securi-ties containing loans or mortgages originated by PNC Bank or its affiliates. It is possible that, under some circumstances, PNC Mortgage Securities Corp. or its affiliates could have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against PNC Mortgage Securities Corp. or its affiliates.

The Balanced Fund may also purchase obligations issued or guaranteed by the U.S. Government and U.S. Government agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury. Others are supported by the right of the issuer to borrow from the U.S. Treasury; and still others are sup-ported only by the credit of the agency or instrumentality issuing the obliga-tion. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Certain U.S. Treasury and agency securities may be held by trusts that issue participation certificates (such as Treasury income growth receipts ("TIGRs") and certificates of accrual on Treasury certificates ("CATs")). The Balanced Portfolio may purchase these certificates, as well as Treasury receipts and other stripped securities, which represent beneficial ownership interests in either future interest payments or the future principal payments on U.S. Government obligations. These instruments are issued at a dis-count to their "face value" and may (particularly in the case of stripped mort-gage-backed securities) exhibit greater price volatility than ordinary debt se-curities because of the manner in which their principal and interest are re-turned to investors.

The Balanced Portfolio may also purchase zero-coupon bonds (i.e., discount debt obligations that do not make periodic interest payments) and state and local government obligations. Zero-coupon bonds are subject to greater market fluctu-ations from changing interest rates than debt obligations of comparable maturi-ties which make current distributions of interest. Municipal obligations may be purchased when the Portfolio's subadviser believes that their return, on a pre-tax basis, will be comparable to the returns of other permitted investments. Dividends paid by the Portfolio that are derived from interest on municipal ob-ligations will be taxable to shareholders.

To take advantage of attractive opportunities in the mortgage market and to en-hance current income, the Balanced Portfolio may enter into dollar roll trans-actions. A dollar roll transaction involves a sale by the Portfolio of a mort-gage-backed or other security concurrently with an agreement by the Portfolio to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated ma-turity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold. During the period be-tween the sale and repurchase, the Portfolio will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Portfolio, and the income from these investments will generate income for the Portfolio. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Portfolio compared with what the performance would have been without the use of dollar rolls. At the time that the Portfolio enters into a dollar roll transaction, it will place in a segregated account maintained with its custodian cash, U.S. Government securities or other liquid securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that its value is maintained. The Portfolio's dollar rolls, together with its reverse repurchase agreements and other borrowings, will not exceed, in the aggregate, 33 1/3% of the value of its total assets.

Dollar roll transactions involve the risk that the market value of the securi-ties the Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the Portfo-lio sells securities becomes insolvent, the Portfolio's right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the sub-adviser's ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be success-fully employed.

PORTFOLIO TURNOVER RATES. Under normal market conditions, it is expected that the annual portfolio turnover rate for each Portfolio (including both the eq-uity and fixed income portions of the Balanced Portfolio in the aggregate) and for the Index Master Portfolio will not exceed 150%. A Portfolio's annual port-folio turnover rate will not, however, be a factor preventing a sale or pur-chase when the adviser or sub-adviser believes investment considerations war-rant such sale or purchase. Portfolio turnover may vary greatly from year to year as well as within a particular year. High portfolio turnover rates (i.e., over 100%) will generally result in higher transaction costs to a Portfolio.

What Are The Portfolios' Fundamental Investment Limitations?
--------------------------------------------------------------------------------
A Portfolio's (other than the Index Master Portfolio) investment objective and policies may be changed by the Fund's Board of Trustees without shareholder ap-proval. However, shareholders will be given at least 30 days' notice before any such change. The investment objective of the Index Master Portfolio may not be changed without the approval of shareholders of that Portfolio. No assurance can be provided that a Portfolio will achieve its investment objective.

Each Portfolio has also adopted certain fundamental investment limitations that may be changed only with the approval of a "majority of the outstanding shares of a Portfolio" (as defined in the Statement of Additional Information). Sev-eral of the Portfolios' fundamental investment policies, which are set forth in full in the Statement of Additional Information, are summarized below.

No Portfolio may:

(1) purchase securities (except U.S. Government securities (and, in the case of the Index Master Portfolio, obligations of instrumentalities of the U.S. Government) and related repurchase agreements) if more than 5% of its total assets will be invested in the securities of any one issuer, except that up to 25% of a Portfolio's total assets may be invested without regard to this 5% limitation;

(2) subject to the foregoing 25% exception (other than with respect to the In-dex Master Portfolio), purchase more than 10% of the outstanding voting se-curities of any issuer;

(3) invest 25% or more of its total assets in one or more issuers conducting their principal business activities in the same industry; and

(4) borrow money in amounts over one-third of the value of its total assets (33% of net assets in the case of the Index Master Portfolio) at the time of such borrowing.

These investment limitations are applied at the time investment securities are purchased. Notwithstanding the investment limitations, the Index Equity Portfo-lio may invest all of its assets in shares of an open-end management investment company with substantially the same investment objective, policies and limita-tions of that Portfolio.

In order to permit the sale of its shares in certain states, the Fund may make commitments more restrictive than the investment policies and limitations de-scribed in this Prospectus. If the Fund determines that any commitment is no longer in the best interests of a Portfolio, it will revoke the commitment by terminating sales of shares of the Portfolio in the state involved.

Who Manages The Fund?
--------------------------------------------------------------------------------
BOARD OF TRUSTEES

              The business and affairs of the Fund and of The DFA Investment Trust Company (in which the assets of the Fund's Index Equity Portfolio are invested) are managed under the direction of their separate Boards of Trustees. The following persons currently serve as trustees of Compass Capital Funds:

               William O. Albertini--Executive Vice President and Chief Finan-cial Officer of Bell Atlantic Corporation.

               Raymond J. Clark--Treasurer of Princeton University.

               Robert M. Hernandez--Vice Chairman and Chief Financial Officer of USX Corporation.

               Anthony M. Santomero--Deputy Dean of The Wharton School, Uni-versity of Pennsylvania.

               David R. Wilmerding, Jr.--President of Gates, Wilmerding, Carper & Rawlings, Inc.

              The Statement of Additional Information furnishes additional in-formation about the trustees and officers of both the Fund and The DFA Investment Trust Company.


ADVISER AND   The Adviser to Compass Capital Funds is PNC Asset Management
SUB-ADVISERS  Group, Inc. ("PAMG"), except with respect to the Index Equity
              Portfolio. Each of the Portfolios within the Compass Capital
              Fund family is managed by a specialized portfolio manager who is a member of one of PAMG's portfolio management subsidiaries.

              The Portfolios (other than the Index Equity Portfolio) and their investment sub-advisers and portfolio managers are as follows:

                           INVESTMENT
COMPASS CAPITAL PORTFOLIO  SUB-ADVISER          PORTFOLIO MANAGER
-------------------------  ----------- ------------------------------------
Value Equity                PCM/(1)/   Benedict E. Capaldi; Vice President
                                       of PCM since 1995; prior to joining
                                       PCM, Senior Vice President and
                                       portfolio manager with Radnor
                                       Capital Management, President of
                                       Chestnut Hill Advisors, Inc. and
                                       Managing Director of Brandywine
                                       Asset Management, Inc.; Portfolio
                                       manager since 1995.

                                  INVESTMENT
COMPASS CAPITAL PORTFOLIO         SUB-ADVISER                 PORTFOLIO MANAGER
-------------------------  ------------------------- ------------------------------------
Growth Equity                              PEAC(/2/) Robert K. Urquhart; Managing
                                                     Director of PEAC's Large Cap Growth
                                                     Equity Investments area since 1995;
                                                     prior to joining PEAC, Chief
                                                     Investment Officer and partner of
                                                     Cole Financial Group, Inc., a
                                                     partner of Seacliff Holdings, Inc.
                                                     and of RCM Capital Management;
                                                     Portfolio manager since 1995.
Small Cap Value Equity                      PCM(/1/) Christian K. Stadlinger; Vice
                                                     President of PCM since July 1996;
                                                     prior to joining PCM, Portfolio
                                                     Manager and Research Analyst with
                                                     Morgan Stanley Asset Management;
                                                     Portfolio manager since July 1996.
Small Cap Growth Equity                    PEAC(/2/) William J. Wykle; investment manager
                                                     with PEAC since 1995; investment
                                                     manager with PNC Bank, National
                                                     Association from 1986 to 1995;
                                                     Portfolio manager since its
                                                     inception.
Mid-Cap Value Equity                        PCM(/1/) Benedict E. Capaldi (see above);
                                                     Portfolio co-manager since its
                                                     inception.
                                                     Daniel B. Eagan; portfolio manager
                                                     with PCM since 1995; director of
                                                     investment strategy at PAMG during
                                                     1995; portfolio manager with PEAC
                                                     during 1995; Portfolio co-manager
                                                     since its inception.
Mid-Cap Growth Equity                      PEAC(/2/) William J. Wykle (see above);
                                                     Portfolio co-manager since its
                                                     inception.
                                                     [insert McVail Bio]
International Equity       Castle International(/4/) Gordon Anderson; Managing Director
                                                     and Chief Investment Officer since
                                                     1996; prior to joining
                                                     CastleInternational, Investment
                                                     Director of Dunedin Fund Managers
                                                     Ltd.; Portfolio manager since 1996.

                                  INVESTMENT
COMPASS CAPITAL PORTFOLIO         SUB-ADVISER                 PORTFOLIO MANAGER
-------------------------  ------------------------- ------------------------------------
International Emerging     Castle International/(4)/ Euan Rae; Senior Investment Manager
 Markets                                             since 1996; prior to joining
                                                     CastleInternational, Head of
                                                     Emerging Markets at Dunedin Fund
                                                     Managers Ltd. and investment manager
                                                     with Edinburgh Fund Managers;
                                                     Portfolio manager since 1996.
Select Equity                               PCM/(1)/ Daniel B. Eagan (see above);
                                                     Portfolio manager since 1995.
Balanced                                     PCM and Daniel B. Eagan (see above);
                                 BlackRock/(1)//(3)/ Portfolio co-manager since 1994.
                                                     Robert S. Kapito; Vice Chairman of
                                                     BlackRock since 1988; Portfolio co-
                                                     manager since 1995.
                                                     Keith T. Anderson; Managing Director
                                                     and co-chair of Portfolio Management
                                                     Group and Investment Strategy
                                                     Committee of BlackRock since 1988;
                                                     Portfolio co-manager since 1995.

(1) Provident Capital Management, Inc. ("PCM") has its primary offices at 1700 Market Street, 27th Floor, Philadelphia, PA 19103.
(2) PNC Equity Advisors Company ("PEAC") has its primary offices at 1835 Market Street, 15th Floor, Philadelphia, PA 19103.
(3) BlackRock Financial Management, Inc. ("BlackRock") has its primary offices at 345 Park Avenue, New York, New York 10154.

(4) CastleInternational Asset Management Limited ("CastleInternational") has its primary office at 7 Castle Street, Edinburgh, Scotland, EH3 3AM.

              PAMG was organized in 1994 to perform advisory services for in-vestment companies, and has its principal offices at 1835 Market Street, Philadelphia, Pennsylvania 19103. PAMG is an indirect wholly-owned subsidiary of PNC Bank Corp., a multi-bank holding company.

              For their investment advisory and sub-advisory services, PAMG and the Portfolios' sub-advisers are entitled to fees, computed daily on a portfolio-by-portfolio basis and payable monthly, at the maximum annual rates set forth below. As stated under "What Are the Expenses of the Portfolios?" PAMG and the sub-advisers intend to waive a portion of their fees during the current fis-cal year. All sub-advisory fees are paid by PAMG and do not rep-resent an extra charge to the Portfolios.

                 MAXIMUM ANNUAL CONTRACTUAL FEE RATE FOR EACH PORTFOLIO EXCEPT
                  THE INDEX EQUITY PORTFOLIO AND THE INTERNATIONAL PORTFOLIOS
                                       (BEFORE WAIVERS)

                                        Investment  Sub-Advisory
            Average Daily Net Assets   Advisory Fee     Fee
            ------------------------   ------------ ------------
            first $1 billion               .550%        .400%
            $1 billion -- $2 billion       .500         .350
            $2 billion -- $3 billion       .475         .325
            greater than $3 billion        .450         .300

                   MAXIMUM ANNUAL CONTRACTUAL FEE RATE FOR THE INTERNATIONAL
                               EQUITY PORTFOLIO (BEFORE WAIVERS)

                                        Investment  Sub-Advisory
            Average Daily Net Assets   Advisory Fee     Fee
            ------------------------   ------------ ------------
            first $1 billion               .750%        .600%
            $1 billion -- $2 billion       .700         .550
            $2 billion -- $3 billion       .675         .525
            greater than $3 billion        .650         .500

                   MAXIMUM ANNUAL CONTRACTUAL FEE RATE FOR THE INTERNATIONAL
                          EMERGING MARKETS PORTFOLIO (BEFORE WAIVERS)

                                        Investment  Sub-Advisory
            Average Daily Net Assets   Advisory Fee     Fee
            ------------------------   ------------ ------------
            first $1 billion              1.250%       1.100%
            $1 billion -- $2 billion      1.200        1.050
            $2 billion -- $3 billion      1.155        1.005
            greater than $3 billion       1.100         .950

                Although the advisory fee rate payable by the International Emerging Markets Portfolio is higher than the rate payable by mutual funds investing in domestic securities, the Fund be-lieves it is comparable to the rates paid by many other funds with similar investment objectives and policies and is appro-priate for the Portfolio in light of its investment objective and policies.

                For their last fiscal year the Portfolios paid investment ad-visory fees at the following annual rates (expressed as a per-centage of average daily net assets) after voluntary fee waiv-ers: Value Equity Portfolio, .50%; Growth Equity Portfolio, .50%; Small Cap Value Equity Portfolio, .53%; Small Cap Growth Equity Portfolio, .53%; International Equity Portfolio, .70%; International Emerging Markets Portfolio, 1.15%; Select Equity Portfolio, .50%; and Balanced Portfolio, .50%. For the period from October 1, 1995 through June 1, 1996, the Index Equity Portfolio paid investment advisory fees to its former investment
               adviser at the annual rate of   % of its average daily net as-
               sets.

               The sub-advisers to each Portfolio strive to achieve best execu-tion on all transactions. Infrequently, brokerage transactions for the Portfolios may be directed through registered broker/dealers who have entered into dealer agreements with Com-pass Capital's distributor.

ADVISER TO     Dimensional Fund Advisors Inc. ("DFA"), located at 1299 Ocean
INDEX MASTER   Avenue, 11th Floor, Santa Monica, CA 90401, serves as investment
PORTFOLIO      adviser to the Index Master Portfolio.

               DFA was organized in May 1981 and is engaged in the business of providing investment management services to institutional in-vestors. DFA's assets under management totalled approximately
               $   billion at October 31, 1996. David G. Booth and Rex A.
               Sinquefield, both of whom are trustees and officers of The DFA Investment Trust Company and directors,officers and shareholders of DFA, may be deemed controlling persons of DFA.

               Investment decisions for the Index Master Portfolio are made by the Investment Committee of DFA, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee is composed of certain officers and directors of DFA who are elected annually. DFA provides the Index Master Portfo-lio with a trading department and selects brokers and dealers to effect securities transactions.

               For the investment advisory services provided to the Index Mas-ter Portfolio under the advisory agreement, DFA is entitled to receive a fee at the annual rate of .025% of the Index Master Portfolio's average daily net assets. For the Index Master Port-folio's fiscal year ended November 30, 1996, DFA received a monthly fee for its investment advisory services which, on an annual basis, equaled .025% of the Index Master Portfolio's net assets.

ADMINISTRATORS Compass Capital Group, Inc. ("CCG"), PFPC Inc. ("PFPC") and Com-
               pass Distributors, Inc. ("CDI") (the "Administrators") serve as the Fund's co-administrators. CCG and PFPC are indirect wholly-owned subsidiaries of PNC Bank Corp. CDI is a wholly-owned sub-sidiary of Provident Distributors, Inc. ("PDI"). A majority of the outstanding stock of PDI is owned by its officers and the remaining outstanding stock is owned by Pennsylvania Merchant Group Ltd.

                The Administrators generally assist the Fund in all aspects of its administration and operation, including matters relating to the maintenance of financial records and fund accounting. As compensation for these services, CCG is entitled to receive a fee, computed daily and payable monthly, at an annual rate of .03% of each Portfolio's average daily net assets, and PFPC and CDI are entitled to receive a combined fee, computed daily and payable monthly, at an annual rate of .20% of the first $500 million of each Portfolio's average daily net assets, .18% of the next $500 million of each Portfolio's average daily net assets, .16% of the next $1 billion of each Portfo-lio's average daily net assets and .15% of each Portfolio's average daily net assets in excess of $2 billion. From time to time the Administrators may waive some or all of their admin-istration fees from a Portfolio. PFPC serves as the adminis-trative services, dividend disbursing and transfer agent to the Index Master Portfolio, for which PFPC is entitled to com-pensation at the annual rate of .015% of the Index Master Portfolio's net assets.

                For information about the operating expenses the Portfolios paid for the most recent fiscal year, see "What Are The Ex-penses Of The Portfolios?"

TRANSFER        PNC Bank serves as the Portfolios' custodian and PFPC serves
AGENT,          as their transfer agent and dividend disbursing agent.
DIVIDEND
DISBURSING
AGENT AND
CUSTODIAN


EXPENSES Expenses are deducted from the total income of each Portfolio before dividends and distributions are paid. Expenses include, but are not limited to, fees paid to the investment adviser and the Administrators, transfer agency and custodian fees, trustee fees, taxes, interest, professional fees, shareholder servicing and processing fees, fees and expenses in register-ing and qualifying the Portfolios and their shares for distri-bution under Federal and state securities laws, expenses of preparing prospectuses and statements of additional informa-tion and of printing and distributing prospectuses and state-ments of additional information to existing shareholders, ex-penses relating to shareholder reports, shareholder meetings and proxy solicitations, insurance premiums, the expense of independent pricing services, and other expenses which are not expressly assumed by PAMG or the Fund's service providers un-der their agreements with the Fund. Any general expenses of the Fund that do not belong to a particular investment portfo-lio will be allocated among all investment portfolios by or under the direction of the Board of Trustees in a manner the Board determines to be fair and equitable.

How Are Shares Purchased And Redeemed?
--------------------------------------------------------------------------------

DISTRIBUTOR. Shares of each Portfolio of the Fund are offered on a continuous basis by CDI as distributor. CDI maintains its principal offices at 259 Radnor-Chester Road, Suite 120, Radnor, Pennsylvania 19087.

The Fund has adopted a distribution plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. The Plan permits CDI, PAMG, the Administrators and other companies that receive fees from the Fund to make payments relating to distri-bution and sales support activities out of their past profits or other sources available to them. The Fund is not required or permitted under the Plan to make distribution payments with respect to Institutional Shares.

PURCHASE OF SHARES. Institutional Shares are offered to institutional invest-ors, including registered investment advisers with a minimum investment of $500,000 and individuals with a minimum investment of $2,000,000.

Institutional Shares are sold at their net asset value per Share next computed after an order is received by PFPC. Orders received by PFPC by 4:00 p.m. (East-ern Time) on a Business Day are priced the same day. A "Business Day" is any weekday that the New York Stock Exchange (the "NYSE") and the Federal Reserve Bank of Philadelphia (the "FRB") are open for business.

Purchase orders may be placed by telephoning PFPC at (800) 441-7450. Orders re-ceived by PFPC after 4:00 p.m. (Eastern Time) are priced on the following Busi-ness Day.

Payment for Institutional Shares must normally be made in Federal funds or other funds immediately available to the Fund's custodian. Payment may also, in the discretion of the Fund, be made in the form of securities that are permis-sible investments for the respective Portfolios. For further information, see the Statement of Additional Information. The minimum initial investment for in-stitutions is $5,000. There is no minimum subsequent investment requirement.

Compass Capital may in its discretion waive the minimum investment amount and may reject any order for Institutional Shares.

REDEMPTION OF SHARES. Redemption orders for Institutional Shares may be placed by telephoning PFPC at (800) 441-7450. Institutional Shares are redeemed at their net asset value per share next determined after PFPC's receipt of the re-demption order. The Fund, the Administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures.

Payment for redeemed shares for which a redemption order is received by PFPC before 4:00 p.m. (Eastern Time) on a Business Day is normally made in Federal funds wired to the redeeming Institution on the next Business Day, provided that the Fund's custodian is also open for business. Payment for redemption or-ders received after 4:00 p.m. (Eastern Time) or on a day when the Fund's custodian is closed is normally wired in Federal funds on the next Business Day following redemption on which the Fund's custodian is open for business. The Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of PAMG, an earlier payment could adversely affect a Portfolio. No charge for wiring re-demption payments is imposed by the Fund.

During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Redemption requests may also be mailed to PFPC at P.O. Box 8907, Wilmington, Delaware 19899-8907.

The Fund may redeem Institutional Shares in any Portfolio account if the ac-count balance drops below $5,000 as the result of redemption requests and the shareholder does not increase the balance to at least $5,000 on thirty days' written notice.

The Fund may also suspend the right of redemption or postpone the date of pay-ment upon redemption for such periods as are permitted under the 1940 Act, and may redeem shares involuntarily or make payment for redemption in securities or other property when determined appropriate in light of the Fund's responsibili-ties under the 1940 Act. See "Purchase and Redemption Information" in the Statement of Additional Information for examples of when such redemption might be appropriate.

How Is Net Asset Value Calculated?
--------------------------------------------------------------------------------
Net asset value is calculated separately for Institutional Shares of each Port-folio as of the close of regular trading hours on the NYSE (currently 4:00 p.m. Eastern Time) on each Business Day by dividing the value of all securities and other assets owned by a Portfolio (including, for the Index Equity Portfolio, all of its shares in the Index Master Portfolio) that are allocated to its In-stitutional Shares, less the liabilities charged to its Institutional Shares, by the number of its Institutional Shares that are outstanding. The net asset value per share of the Index Master Portfolio is calculated as of the close of the NYSE by dividing the total market value of its investments and other as-sets, less any liabilities, by the total outstanding shares of the Index Master Portfolio.

Most securities held by a Portfolio are priced based on their market value as determined by reported sales prices or the mean between their bid and asked prices. Portfolio securities which are primarily traded on foreign securities exchanges are normally valued at the preceding closing values of such securi-ties on their respective exchanges. Securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Board of Trustees or, in the case of the Index Master Portfolio, The DFA Investment Trust Company's Board of Trustees. The amortized cost method of valuation will also be used with respect to debt obligations with sixty days or less remaining to maturity unless a Portfolio's sub-adviser under the supervision of the Board of Trustees determines such method does not represent fair value.

How Frequently Are Dividends And Distributions Made To Investors?
--------------------------------------------------------------------------------
Each Portfolio will distribute substantially all of its net investment income and net realized capital gains, if any, to shareholders. The net investment in-come of each Portfolio is declared quarterly as a dividend to investors who are shareholders of the Portfolio at the close of business on the day of declara-tion. All dividends are paid within ten days after the end of each quarter. Any net realized capital gains (including net short-term capital gains) will be distributed by each Portfolio at least annually. The period for which dividends are payable and the time for payment are subject to change by the Fund's Board of Trustees.

Distributions are reinvested at net asset value in additional full and frac-tional Institutional Shares of the relevant Portfolio, unless a shareholder elects to receive distributions in cash. This election, or any revocation thereof, must be made in writing to PFPC, and will become effective with re-spect to distributions paid after its receipt by PFPC.

The Index Equity Portfolio seeks its investment objective by investing all of its investable assets in the Index Master Portfolio, and the Index Equity Port-folio is allocated its pro rata share of the ordinary income and expenses of the Index Master Portfolio. This net income, less the Index Equity Portfolio's expenses incurred in operations, is the Index Equity Portfolio's net investment income from which dividends are distributed as described above. The Index Mas-ter Portfolio also allocates to the Index Equity Portfolio its pro rata share of capital gains, if any, realized by the Index Master Portfolio.

How Are Fund Distributions Taxed?
--------------------------------------------------------------------------------

Each Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. If a Portfolio qualifies, it generally will be relieved of Federal income tax on amounts dis-tributed to shareholders, but shareholders, unless otherwise exempt, will pay income or capital gains taxes on distributions (except distributions that are treated as a return of capital), whether the distributions are paid in cash or reinvested in additional shares.

Distributions paid out of a Portfolio's "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), if any, will be taxed to shareholders as long-term capital gain, regardless of the length of time a shareholder holds shares. All other distributions, to the extent taxable, are taxed to shareholders as ordinary income.

Dividends paid by the Portfolios will be eligible for the dividends received deduction allowed to certain corporations only to the extent of the total qual-ifying dividends received by a Portfolio from domestic corporations for a tax-able year. Corporate shareholders will have to take into account the entire amount of any dividend received in making certain adjustments for Federal al-ternative minimum and environmental tax purposes. The dividends received deduc-tion is not available for capital gain distributions.

The Fund will send written notices to shareholders annually regarding the tax status of distributions made by each Portfolio. Dividends declared in October, November or December of any year payable to shareholders of record on a speci-fied date in those months will be deemed to have been received by the share-holders on December 31 of such year, if the dividends are paid during the fol-lowing January.

An investor considering buying shares on or just before a dividend record date should be aware that the amount of the forthcoming dividend payment, although in effect a return of capital, will be taxable.

A taxable gain or loss may be realized by a shareholder upon the redemption, transfer or exchange of shares depending upon their tax basis and their price at the time of redemption, transfer or exchange.

Dividends and certain interest income earned by a Portfolio from foreign secu-rities may be subject to foreign withholding taxes or other taxes. So long as more than 50% of the value of a Portfolio's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Port-folio may elect, for U.S. Federal income tax purposes, to treat certain foreign taxes paid by it, including generally any withholding taxes and other foreign income taxes, as paid by its shareholders. It is possible that the Interna-tional Equity and International Emerging Markets Portfolios will make this election in certain years. If a Portfolio makes the election, the amount of such foreign taxes paid by the Portfolio will be included in its shareholders' income pro rata (in addition to taxable distributions actually received by them), and each shareholder will be entitled either (a) to credit a proportionate amount of such taxes against a shareholder's U.S. Federal income tax liabilities, or (b) if a shareholder itemizes deductions, to deduct such proportionate amounts from U.S. Federal taxable income.

The Index Master Portfolio is classified as a partnership for Federal income tax purposes. As such, the Index Master Portfolio will not be subject to Fed-eral income tax, and the Index Equity Portfolio will be allocated its propor-tionate share of the income and realized and unrealized gains and losses of the Index Master Portfolio.

This is not an exhaustive discussion of applicable tax consequences, and in-vestors may wish to contact their tax advisers concerning investments in the Portfolios. The application of state and local income taxes to investments in the Portfolios may differ from the Federal income tax consequences described above. In addition, shareholders who are non-resident alien individuals, for-eign trusts or estates, foreign corporations or foreign partnerships may be subject to different Federal income tax treatment. Future legislative or admin-istrative changes or court decisions may materially affect the tax consequences of investing in the Portfolios.

How Is The Fund Organized?
--------------------------------------------------------------------------------

The Fund was organized as a Massachusetts business trust on December 22, 1988 and is registered under the 1940 Act as an open-end management investment com-pany. On January 12, 1996 the Fund changed its name from The PNC(R) Fund to Compass Capital Funds SM. The Declaration of Trust authorizes the Board of Trustees to classify and reclassify any unissued shares into one or more clas-ses of shares. Pursuant to this authority, the Trustees have authorized the is-suance of an unlimited number of shares in thirty investment portfolios. Each Portfolio offers five separate classes of shares--Institutional Shares, Service Shares, Investor A Shares, Investor B Shares and Investor C Shares. This pro-spectus relates only to Institutional Shares of the eleven Portfolios described herein.

Shares of each class bear their pro rata portion of all operating expenses paid by a Portfolio, except transfer agency fees and amounts payable under the Fund's Distribution and Service Plan. In addition, each class of Investor Shares is sold with different sales charges. Because of these "class expenses" and sales charges, the performance of a Portfolio's Institutional Shares is ex-pected to be higher than the performance of the Portfolio's Service Shares, and the performance of both the Institutional Shares and Service Shares of a Port-folio is expected to be higher than the performance of the Portfolio's three classes of Investor Shares. In addition, the performance of each class of In-vestor Shares may be different. The Fund offers various services and privileges in connection with its Investor Shares that are not generally offered in con-nection with its Institutional and Service Shares, including an automatic in-vestment plan and an automatic withdrawal plan. For further information regard-ing the Fund's Service or Investor Share classes, contact PFPC at (800) 441-7764 (Service Shares) or (800) 441-7762 (Investor Shares).

Each share of a Portfolio has a par value of $.001, represents an interest in that Portfolio and is entitled to the dividends and distributions earned on that Portfolio's assets that are declared in the discretion of the Board of Trustees. The Fund's shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held, and will vote in the aggregate and not by class, except where otherwise required by law or as determined by the Board of Trustees. The Fund does not currently intend to hold annual meetings of shareholders for the election of trustees (except as required under the 1940 Act). For a further discussion of the voting rights of shareholders, see "Additional Information Concerning Shares" in the Statement of Additional Information.

On     , 1996, PNC Bank held of record approximately  % of the Fund's outstand-
ing shares, as trustee on behalf of individual and institutional investors, and may be deemed a controlling person of the Fund under the 1940 Act. PNC Bank is a subsidiary of PNC Bank Corp.

MASTER-FEEDER STRUCTURE. The Index Equity Portfolio, unlike many other invest-ment companies which directly acquire and manage their own portfolio of securi-ties, seeks to achieve its investment objective by investing all of its investable assets in the Index Master Portfolio. The

Index Equity Portfolio purchases shares of the Index Master Portfolio at net asset value. The net asset value of the Index Equity Portfolio responds to in-creases and decreases in the value of the Index Master Portfolio's securities and to the expenses of the Index Master Portfolio allocable to the Index Equity Portfolio (as well as its own expenses). The Index Equity Portfolio may with-draw its investment in the Index Master Portfolio at any time upon 30 days no-tice to the Index Master Portfolio if the Board of Trustees of the Fund deter-mines that it is in the best interests of the Index Equity Portfolio to do so. Upon withdrawal, the Board of Trustees would consider what action might be tak-en, including the investment of all of the assets of the Index Equity Portfolio in another pooled investment entity having the same investment objective as the Index Equity Portfolio or the hiring of an investment adviser to manage the In-dex Equity Portfolio's assets in accordance with the investment policies de-scribed above with respect to the Index Equity Portfolio.

The Index Master Portfolio is a separate series of The DFA Investment Trust Company (the "Trust"), which is a business trust created under the laws of the State of Delaware. The Index Equity Portfolio and other institutional investors that may invest in the Index Master Portfolio from time to time (e.g. other in-vestment companies) will each bear a share of all liabilities of the Index Mas-ter Portfolio. Under the Delaware Business Trust Act, shareholders of the Index Master Portfolio have the same limitation of personal liability as shareholders of a Delaware corporation. Accordingly, Fund management believes that neither the Index Equity Portfolio nor its shareholders will be adversely affected by reason of the Index Equity Portfolio's investing in the Index Master Portfolio.

The shares of the Index Master Portfolio are offered to institutional investors in private placements for the purpose of increasing the funds available for in-vestment and achieving economies of scale that might be available at higher as-set levels. The expenses of such other institutional investors and their re-turns may differ from those of the Index Equity Portfolio. While investment in the Index Master Portfolio by other institutional investors offers potential benefits to the Index Master Portfolio (and, indirectly, to the Index Equity Portfolio), economies of scale and related expense reductions might not be achieved. Also, if an institutional investor were to redeem its interest in the Index Master Portfolio, the remaining investors in the Index Master Portfolio could experience higher pro rata operating expenses and correspondingly lower returns. In addition, institutional investors that have a greater pro rata own-ership interest in the Index Master Portfolio than the Index Equity Portfolio could have effective voting control over the operation of the Index Master Portfolio.

Shares in the Index Master Portfolio have equal, non-cumulative voting rights, except as set forth below, with no preferences as to conversion, exchange, div-idends, redemption or any other feature. Shareholders of the Trust have the right to vote only (i) for removal of its trustees, (ii) with respect to such additional matters relating to the Trust as may be required by the applicable provisions of the 1940 Act and (iii) on such other matters as the trustees of the Trust may consider necessary or desirable. In addition, approval of the shareholders of the Trust is required to adopt any amendments to the Agreement and Declaration of Trust of the Trust which would adversely affect to a mate-rial degree the rights and preferences of the shares of the Index Master Port-folio or to increase or decrease their par value. The Index Master Port folio's shareholders will also be asked to vote on any proposal to change a fundamental policy (i.e. a policy that may be changed only with the approval of shareholders) of the Index Master Portfolio.

When the Index Equity Portfolio, as a shareholder of the Index Master Portfo-lio, votes on matters pertaining to the Index Master Portfolio, the Index Eq-uity Portfolio, if required under the 1940 Act or other applicable law, would hold a meeting of its shareholders and would cast its votes proportionately as instructed by Index Equity Portfolio shareholders. In such cases, shareholders of the Index Equity Portfolio, in effect, would have the same voting rights they would have as direct shareholders of the Index Master Portfolio.

The investment objective of the Index Master Portfolio may not be changed with-out approval of its shareholders. Shareholders of the Portfolio will receive written notice thirty days prior to the effective date of any change in the in-vestment objective of the Master Portfolio. If the Index Master Portfolio changes its investment objective in a manner which is inconsistent with the in-vestment objective of the Index Equity Portfolio and the Fund's Board of Trust-ees fails to approve a similar change in the investment objective of the Index Equity Portfolio, the Index Equity Portfolio would be forced to withdraw its investment in the Index Master Portfolio and either seek to invest its assets in another registered investment company with the same investment objective as the Index Equity Portfolio, which might not be possible, or retain an invest-ment adviser to manage the Index Equity Portfolio's assets in accordance with its own investment objective, possibly at increased cost. A withdrawal by the Index Equity Portfolio of its investment in the Index Master Portfolio could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to the Index Equity Portfolio. Should such a distribution occur, the Index Equity Portfolio could incur brokerage fees or other transaction costs in converting such securities to cash in order to pay redemptions. In ad-dition, a distribution in kind to the Index Equity Portfolio could result in a less diversified portfolio of investments and could adversely affect the li-quidity of the Portfolio.

The conversion of the Index Equity Portfolio into a feeder fund of the Index Master Portfolio was approved by shareholders of the Index Equity Portfolio at a meeting held on November 30, 1995. The policy of the Index Equity Portfolio, and other similar investment companies, to invest their investable assets in funds such as the Index Master Portfolio is a relatively recent development in the mutual fund industry and, consequently, there is a lack of substantial ex-perience with the operation of this policy. There may also be other investment companies or entities through which you can invest in the Index Master Portfo-lio which may have different sales charges, fees and other expenses which may affect performance. As of the date of this Prospectus, one other feeder fund invests all of its investable assets in the Index Master Portfolio. For infor-mation about other funds that may invest in the Index Master Portfolio, please contact DFA at (310) 395-8005.

How Is Performance Calculated?
--------------------------------------------------------------------------------
Performance information for Institutional Shares of the Portfolios may be quoted in advertisements and communications to shareholders. Total return will be calculated on an average annual total return basis for various periods. Av-erage annual total return reflects the average annual percentage change in value of an investment in Institutional Shares of a Portfolio over the measur-ing period. Total return may also be calculated on an aggregate total return basis. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return assume that dividend and capital gain distributions made by a Portfolio with respect to its Institutional Shares are reinvested in Institutional Shares.

The yield of Institutional Shares of the Balanced Portfolio is computed by di-viding the net income allocated to that class during a 30-day (or one month) period by the net asset value per share on the last day of the period and annualizing the result on a semi-annual basis.

The performance of a Portfolio's Institutional Shares may be compared to the performance of other mutual funds with similar investment objectives and to relevant indices, as well as to ratings or rankings prepared by independent services or other financial or industry publications that monitor the perfor-mance of mutual funds. For example, the performance of a Portfolio's Institu-tional Shares may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Weisenberger Investment Company Service, and to the performance of the Dow Jones Industrial Average, the "stocks, bonds and inflation Index" published annually by Ibbotson Associates, the Lipper International Fund Index, the Lehman Government Corporate Bond Index and the Financial Times World Stock Index, as well as the benchmarks attached to this Prospectus. Performance information may also include evaluations of the Portfolios and their Institutional Shares published by nationally recognized ranking services, and information as reported in financial publications such as Business Week, Fortune, Institutional Investor, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature.

In addition to providing performance information that demonstrates the actual yield or return of Institutional Shares of a particular Portfolio, a Portfolio may provide other information demonstrating hypothetical investment returns. This information may include, but is not limited to, illustrating the com-pounding effects of dividends in a dividend reinvestment plan or the impact of tax-deferred investing.

Performance quotations for shares of a Portfolio represent past performance and should not be considered representative of future results. The investment re-turn and principal value of an investment in a Portfolio will fluctuate so that an investor's Institutional Shares, when redeemed, may be worth more or less than their original cost. Since performance will fluctuate, performance data for Institutional Shares of a Portfolio cannot necessarily be used to compare an investment in such shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Perfor-mance is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses and market conditions. Any fees charged by brokers or other institutions directly to their customer accounts in connection with investments in Institutional Shares will not be in-cluded in the Portfolio performance calculations.

How Can I Get More Information?
--------------------------------------------------------------------------------
We believe that it is essential for shareholders to have access to information regarding their investment 24 hours a day, 7 days a week. The COMPASS CAPITAL FUNDS have an investor information line that can provide such access.

In addition to account information, other sources of information regarding each COMPASS CAPITAL Portfolio and its portfolio holdings, strategy and current div-idend and performance levels are available.

By selecting the appropriate source of information as listed below, investors can receive additional information on the COMPASS CAPITAL Portfolios by either using a toll-free number or through electronic access:

For Performance and Portfolio Management Questions dial (800) FUTURE4.

For Information Related to Share Purchases and Redemptions call COMPASS CAPITAL FUNDS at (800) 441-7450.

For Questions about Shareholder Accounts and Balances held directly at the Fund, call (800) 441-7764.

Information is also available on the Internet through the World Wide Web. Shareholders and investment professionals may access portfolio information, portfolio manager updates and market data by accessing http://www.compassfunds.com.

                                    APPENDIX

    COMPASS CAPITAL            PERFORMANCE
       PORTFOLIO                BENCHMARK                         DESCRIPTION
Value Equity             Russell 1000 Value Index An index composed of those Russell 1000 securities with less-than-average growth
                                                  orientation. Securities in this index
                                                  generally have low price-to-book and price-
                                                  earnings ratios, higher dividend yields and
                                                  lower forecasted growth values than more
                                                  growth-oriented securities in the Russell
                                                  1000 Growth Index.
Growth Equity            Russell 1000 Growth      The Russell 1000 Growth Index contains
                         Index                    those Russell 1000 securities with a
                                                  greater-than-average growth orientation.
                                                  Companies in this index tend to exhibit
                                                  higher price-to-book and price-earnings
                                                  ratios, lower dividend yields and higher
                                                  forecasted growth values than the Russell
                                                  1000 Value Index.
Small Cap Value Equity   Russell 2000 Index       An index of the smallest 2000 companies in
                                                  the Russell 3000 Index, as ranked by total
                                                  market capitalization. The Russell 2000
                                                  Index is widely regarded in the industry to
                                                  accurately capture the universe of small
                                                  cap stocks.
Small Cap Growth Equity  Russell 2000 Growth      An index composed of those Russell 2000
                         Index                    securities with a greater-than-average
                                                  growth orientation. Securities in this
                                                  index generally have higher price-to-book
                                                  and price-earnings ratios than those in the
                                                  Russell 2000 Value Index.
Mid-Cap Value Equity     Russell Midcap Value     The Russell Midcap Value Index consists of
                         Index                    the bottom 800 securities of the Russell
                                                  1000 Index with less-than-average growth
                                                  orientation as ranked by total market
                                                  capitalization.
Mid-Cap Growth Equity    Russell Midcap Growth    The Russell Midcap Growth Index consists of
                         Index                    the bottom 800 securities of the Russell
                                                  1000 Index with greater-than-average growth
                                                  orientation as ranked by total market
                                                  capitalization.
International Equity     EAFE Index               An index composed of a sample of companies
                                                  representative of the market structure of
                                                  20 European and Pacific Basin countries.
                                                  The Index represents the evolution of an
                                                  unmanaged portfolio consisting of all
                                                  domestically listed stocks.
International Emerging   MSCI Emerging Markets    The Morgan Stanley Capital International
Markets                  Free Index               (MSCI) Emerging Markets Free Index (EMF) is
                                                  a market capitalization weighted index
                                                  composed of companies representative of the
                                                  market structure of 22 Emerging Market
                                                  countries in Europe, Latin America, and the
                                                  Pacific Basin. The MSCI EMF Index excludes
                                                  closed markets and those shares in
                                                  otherwise free markets which are not
                                                  purchasable by foreigners.
Select Equity            S&P 500 Index            An unmanaged index of 500 selected common
                                                  stocks, most of which are listed on the New
                                                  York Stock Exchange. The Index is heavily
                                                  weighted toward stocks with large market
                                                  capitalizations and represents
                                                  approximately two-thirds of the total
                                                  market value of all domestic common stocks.
Index Equity             S&P 500 Index            An unmanaged index of 500 selected common
                                                  stocks, most of which are listed on the New
                                                  York Stock Exchange. The Index is heavily
                                                  weighted toward stocks with large market
                                                  capitalizations and represents
                                                  approximately two-thirds of the total
                                                  market value of all domestic common stocks.
Balanced                 S&P 500 Index            An unmanaged index of 500 selected common
                                                  stocks, most of which are listed on the New
                                                  York Stock Exchange. The Index is heavily
                                                  weighted toward stocks with large market
                                                  capitalizations and represents
                                                  approximately two-thirds of the total
                                                  market value of all domestic common stocks.
                         Salomon Broad Investment An unmanaged index of 3500 bonds. The Broad
                         Grade Index              Investment Grade Index is market
                                                  capitalization weighted and includes
                                                  Treasury, Government sponsored mortgages
                                                  and investment grade fixed rate corporates
                                                  with a maturity of 1 year or longer.

The Compass Capital Funds
-------------------------------------------------------------------------------

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTA-TIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL IN-FORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                               ----------------

VALUE EQUITY PORTFOLIO

GROWTH EQUITY PORTFOLIO

SMALL CAP VALUE EQUITY PORTFOLIO

SMALL CAP GROWTH EQUITY PORTFOLIO

MID-CAP VALUE EQUITY PORTFOLIO

MID-CAP GROWTH EQUITY PORTFOLIO

INTERNATIONAL EQUITY PORTFOLIO

INTERNATIONAL EMERGING MARKETS PORTFOLIO

SELECT EQUITY PORTFOLIO

INDEX EQUITY PORTFOLIO

BALANCED PORTFOLIO


                                  THE EQUITY
                                  PORTFOLIOS

                             INSTITUTIONAL SHARES



                                  Prospectus

                             January 1, 1997

                           COMPASS CAPITAL FUNDS/SM/
                 (SERVICE SHARES OF THE VALUE EQUITY PORTFOLIO,
          GROWTH EQUITY PORTFOLIO, SMALL CAP GROWTH EQUITY PORTFOLIO,
            MID-CAP GROWTH EQUITY PORTFOLIO, CORE EQUITY PORTFOLIO,
        SMALL CAP VALUE EQUITY PORTFOLIO, MID-CAP VALUE EQUITY PORTFOLIO
             INTERNATIONAL EQUITY PORTFOLIO, INTERNATIONAL EMERGING
                   MARKETS PORTFOLIO AND BALANCED PORTFOLIO)
                             CROSS REFERENCE SHEET



FORM N-1A ITEM                                     LOCATION
--------------                                     --------

      PART A                                       PROSPECTUS

1.    Cover page.............................      Cover Page

2.    Synopsis...............................      What Are The Expenses Of The
                                                   Portfolios?

3.    Condensed Financial Information........      What Are The Portfolios'
                                                   Financial Highlights?

4.    General Description of Registrant......      Cover Page; What Are The
                                                   Portfolios?; What Additional
                                                   Investment Policies Apply?;
                                                   What Are The Portfolios'
                                                   Fundamental Investment
                                                   Limitations?

5.    Management of the Fund.................      Who Manages The Fund?

5A.   Managements Discussion of Fund
        Performance..........................      Inapplicable

6.    Capital Stock and Other Securities.....      How Frequently Are Dividends
                                                   And Distributions Made To
                                                   Investors?; How Are Fund
                                                   Distributions Taxed?; How Is
                                                   The Fund Organized?

7.    Purchase of Securities Being Offered...      How Are Shares Purchased And
                                                   Redeemed?; How Is Net Asset
                                                   Value Calculated?; How Is The
                                                   Fund Organized?

8.    Redemption or Repurchase...............      How Are Shares Purchased and
                                                   Redeemed?

9.    Legal Proceedings......................      Inapplicable

The Equity Portfolios Service Shares
                                                            January 1, 1997
--------------------------------------------------------------------------------

                Compass Capital Funds SM ("Compass Capital" or the "Fund") consist of thirty investment portfolios. This Prospectus de-scribes the Service Shares of eleven of those portfolios (the "Portfolios"):

                 Value Equity Portfolio
                 Growth Equity Portfolio
                 Small Cap Value Equity Portfolio
                 Small Cap Growth Equity Portfolio

                 Mid-Cap Value Equity Portfolio

                 Mid-Cap Growth Equity Portfolio
                 International Equity Portfolio
                 International Emerging Markets Portfolio
                 Select Equity Portfolio
                 Index Equity Portfolio
                 Balanced Portfolio

                This Prospectus contains information that a prospective in-vestor needs to know before investing. Please keep it for fu-ture reference. A Statement of Additional Information dated January 1, 1997 has been filed with the Securities and Ex-change Commission (the "SEC"). The Statement of Additional In-formation may be obtained free of charge from the Fund by calling (800) 441-7764. The Statement of Additional Informa-tion, as supplemented from time to time, is incorporated by reference into this Prospectus.

                SHARES OF THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, PNC BANK, NATIONAL ASSOCIATION OR ANY OTHER BANK AND ARE NOT INSURED BY, GUARANTEED BY, OBLI-GATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENTS IN THE PORTFOLIOS INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

                The Index Equity Portfolio seeks to achieve its investment ob-jective by investing all of its investable assets in a series of shares (the "Index Master Portfolio") of The DFA Investment Trust Company, another open-end management investment company, rather than through a portfolio of various securities. The in-vestment experience of the Index Equity Portfolio corresponds directly with the investment experience of the Index Master Portfolio. The Index Master Portfolio has substantially the same investment objective, policies and limitations as the In-dex Equity Portfolio and, except as specifically noted, is also referred to as a "Portfolio" in this Prospectus. For ad-ditional information, see "How Is The Fund Organized?"

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Equity Portfolios Of Compass Capital Funds
--------------------------------------------------------------------------------

              The Equity Portfolios of COMPASS CAPITAL FUNDS consist of eleven diversified investment portfolios that provide investors with a broad spectrum of investment alternatives within the equity sec-tor. Eight of these Portfolios invest in U.S. stocks, two Port-folios invest in non-U.S. international stocks and one Portfolio invests in a combination of U.S. stocks and bonds. A detailed description of each Portfolio begins on page 18 and a summary of each Performance Benchmark is contained in the Appendix.

              COMPASS        PERFORMANCE     LIPPER PEER GROUP
              CAPITAL        BENCHMARK
              PORTFOLIO


                                             Growth and Income

                             Russell 1000
              Value Equity    Value Index

                             Russell 1000    Growth
              Growth Equity   Growth Index

              Small Cap      Russell 2000    Small Company Growth
               Value Equity   Index

              Small Cap      Russell 2000    Small Company Growth
               Growth         Growth Index
               Equity

              Mid-Cap Value  Russell         Midcap
               Equity         Midcap Value
                              Index

              Mid-Cap        Russell         Midcap
               Growth         Midcap
               Equity         Growth Index

              International  EAFE Index      International
               Equity

              International  MSCI            Emerging Markets
               Emerging      Emerging
               Markets        Markets Free
                              Index


              Select Equity  S&P 500 Index   Growth and Income

                             S&P 500 Index   S&P 500 Index
              Index Equity

                             S&P 500 Index   Balanced
              Balanced        and Salomon
                              Broad
                              Investment
                              Grade Index

              PNC Asset Management Group, Inc. ("PAMG") serves as the invest-ment adviser to each portfolio except the Index Equity Portfo-lio. Provident Capital Management, Inc. ("PCM"), PNC Equity Ad-visers Company ("PEAC") and BlackRock Financial Management, Inc. ("BlackRock") serve as sub-advisers to different Portfolios as described in this Prospectus. Dimensional Fund Advisors Inc. ("DFA") serves as investment adviser to the Index Master Portfo-lio.

UNDERSTANDING This Prospectus has been crafted to provide detailed, accurate
THE COMPASS   and comprehensive information on the Compass Capital Portfolios.
CAPITAL       We intend this document to be an effective tool as you explore
EQUITY        different directions in equity investing. You may wish to use
PORTFOLIOS    the table of contents on page 5 to find descriptions of the
              Portfolios, including the investment objectives, portfolio man-agement styles, risks and charges and expenses.

CONSIDERING     There can be no assurance that any mutual fund will achieve
THE RISKS IN    its investment objective. The Portfolios will hold equity se-
EQUITY          curities, and some or all of the Portfolios may acquire war-
INVESTING       rants, foreign securities and illiquid securities; enter into repurchase and reverse repurchase agreements; lend portfolio securities to third parties; and enter into futures contracts and options and forward currency exchange contracts. These and the other investment practices set forth below, and their as-sociated risks, deserve careful consideration. Certain risks associated with international investments are heightened be-cause of currency fluctuations and investments in emerging markets. See "What Additional Investment Policies And Risks
                Apply?"

INVESTING IN    For information on how to purchase and redeem shares of the
THE COMPASS     Portfolios, see "How Are Shares Purchased And Redeemed?" and
CAPITAL FUNDS   "What Special Purchase And Redemption Procedures May Apply?"

Asking The Key Questions
--------------------------------------------------------------------------------

                                                                          PAGE
            What Are The Expenses Of The Portfolios?.....................   6
            What Are The Portfolios' Financial Highlights?...............   8
            What Are The Portfolios?.....................................  18
            What Are The Differences Among The Portfolios?...............  19
            What Additional Investment Policies And Risks Apply?.........  21
            What Are The Portfolios' Fundamental Investment
             Limitations?................................................  32
            Who Manages The Fund?........................................  33
            How Are Shares Purchased And Redeemed?.......................  40
            What Special Purchase And Redemption Procedures May Apply?...  42
            How Is Net Asset Value Calculated?...........................  44
            How Frequently Are Dividends And Distributions Made To
             Investors?..................................................  45
            How Are Fund Distributions Taxed?............................  46
            How Is the Fund Organized?...................................  48
            How Is Performance Calculated?...............................  51
            How Can I Get More Information?..............................  52

What Are The Expenses Of The Portfolios?
--------------------------------------------------------------------------------

Below is a summary of the annual operating expenses incurred by Service Shares of the Portfolios for the fiscal year ended September 30, 1996 as a percentage of average daily net assets. Because the Mid-Cap Value Equity Portfolio and Mid-Cap Growth Equity Portfolio are new, the figures shown for these two Port-folios are estimates for the current fiscal year. An example based on the sum-mary is also shown.

                                                          SMALL CAP   SMALL CAP
                              VALUE           GROWTH        VALUE       GROWTH       MID-CAP         MID-CAP
                              EQUITY          EQUITY        EQUITY      EQUITY     VALUE EQUITY    GROWTH EQUITY
                            PORTFOLIO       PORTFOLIO     PORTFOLIO   PORTFOLIO      PORTFOLIO       PORTFOLIO
ANNUAL PORTFOLIO
 OPERATING EXPENSES (AS
 A PERCENTAGE OF AVERAGE
 NET ASSETS)
Advisory fees (after fee
 waivers)/(1)/                       .50%            .50%        .53%       .53%             .50%            .50%
Other operating expenses             .55             .55         .63        .63              .66             .66
                                 -------         -------       -----       -----         -------         -------
 Administration fees
  (after fee
  waivers)/(1)/              .17             .15           .22        .22            .10             .10
 Shareholder servicing
  fee                        .15             .15           .15        .15            .15             .15
 Other expenses              .23             .25           .26        .26            .41             .41
                          ------          ------          ----        ----        ------          ------
Total Portfolio
 operating expenses
 (after fee
 waivers)/(1)/                      1.05%           1.05%       1.16%      1.16%            1.16%           1.16%
                                 =======         =======       =====       =====         =======         =======

                                          INTERNATIONAL
                          INTERNATIONAL      EMERGING       SELECT      INDEX
                              EQUITY         MARKETS        EQUITY      EQUITY       BALANCED
                            PORTFOLIO       PORTFOLIO     PORTFOLIO   PORTFOLIO+    PORTFOLIO
ANNUAL PORTFOLIO
 OPERATING EXPENSES (AS
 A PERCENTAGE OF AVERAGE
 NET ASSETS)
Advisory fees (after fee
 waivers)/(1)//(2)/                  .70%           1.15%        .50%       .025%            .50%
Operating Expenses of
 the Index Master
 Portfolio                           .66             N/A         N/A        .038             N/A
Other operating expenses                             .93         .55        .417             .60
                                 -------         -------       -----       -----         -------
 Administration fees
  (after fee
  waivers)/(1)/              .16             .18           .15        .045           .17
 Shareholder servicing
  fee                        .15             .15           .15        .150           .15
 Other expenses              .35             .60           .25        .222           .28
                                          ------          ----        ----        ------
Total Portfolio
 operating expenses
 (after fee
 waivers)/(1)/                      1.36%           2.08%       1.05%       .480%           1.10%
                                 =======         =======       =====       =====         =======

/(1)/ Without waivers, advisory fees would be .75%, 1.25% and .025%, respectively, for the International Equity, International Emerging Markets and Index Equity Portfolios and .55% for each of the remaining Portfolios and administration fees would be .23% for each Portfolio. PAMG and the Portfolios' administrators are under no obligation to waive or continue waiving their fees, but have informed the Fund that they expect to waive fees as necessary to maintain the Portfolios' total operating expenses during the remainder of the current fiscal year at the levels set forth in the table. Without waivers, "Other operating expenses" would be: .61%, .63%, .64%, .64%, .79%, .79%, .73%, .98%, .63%, .60% and .66%,
      respectively, and "Total Portfolio operating expenses" would be: 1.16%, 1.18%, 1.19%, 1.19%, 1.34%, 1.34%,1.48%, 2.23%, 1.18%, .67%, and 1.21%,
      respectively.
/(2)/ Advisory fees with respect to the Index Equity Portfolio represent advisory fees of the Index Master Portfolio.

 + Includes the operating expenses of the Index Master Portfolio that are allocable to the Index Equity Portfolio.

EXAMPLE

An investor in Service Shares would pay the following expenses on a $1,000 investment assuming (1) 5% annual return, and (2) redemption at the end of each time period:

                                ONE YEAR THREE YEARS FIVE YEARS TEN YEARS
Value Equity                      $11        $33        $ 58      $128
Growth Equity                      11         33          58       128
Small Cap Value Equity             12         37          64       141
Small Cap Growth Equity            12         37          64       141
Mid-Cap Value Equity               12         37          64       141
Mid-Cap Growth Equity              12         37          64       141
International Equity               14         43          74       164
International Emerging Markets     21         65         112       241
Select Equity                      11         33          58       128
Index Equity                        5         15          27        60
Balanced                           11         35          61       134

The foregoing Table and Example are intended to assist investors in understand-ing the costs and expenses (including the Index Equity Portfolio's pro rata share of the Index Master Portfolio's advisory fees and operating expenses) an investor will bear either directly or indirectly. They do not reflect any charges that may be imposed by affiliates of the Portfolios' investment adviser or other institutions directly on their customer accounts in connection with investments in the Portfolios.

The Board of Trustees of the Fund believes that the aggregate per share ex-penses of the Index Equity Portfolio and the Index Master Portfolio in which the Index Equity Portfolio's assets are invested are approximately equal to the expenses which the Index Equity Portfolio would incur if the Fund retained the services of an investment adviser for the Index Equity Portfolio and the assets of the Index Equity Portfolio were invested directly in the type of securities held by the Index Master Portfolio.

THE EXAMPLE SHOWN ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE IN-VESTMENT RETURN OR OPERATING EXPENSES. ACTUAL INVESTMENT RETURN AND OPERATING EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

What Are The Portfolios' Financial Highlights?
--------------------------------------------------------------------------------

                The following financial information has been derived from the financial statements incorporated by reference into the State-ment of Additional Information and has been audited by the Portfolios' independent accountant. This financial information should be read together with those financial statements. Fur-ther information about the performance of the Portfolios is available in the Fund's annual shareholder reports. Both the Statement of Additional Information and the annual shareholder reports may be obtained from the Fund free of charge by call-ing (800) 441-7764. Information concerning the historical in-vestment results of Service Shares of the Index Equity Portfo-lio reflects the financial experience of that Portfolio prior to its conversion on June 2, 1996 to feeder portfolio of the Index Master Portfolio. During the periods presented the Mid-Cap Value Equity Portfolio and Mid-Cap Growth Equity Portfolio did not conduct investment operations.

Financial Highlights
--------------------------------------------------------------------------------
(FOR A SERVICE SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                             VALUE EQUITY PORTFOLIO

                                                                    FOR THE
                                                                     PERIOD
                                       YEAR      YEAR      YEAR    7/29/93/1/
                                      ENDED     ENDED     ENDED     THROUGH
                                     9/30/96   9/30/95   9/30/94    9/30/93
NET ASSET VALUE AT BEGINNING OF
 PERIOD                              $         $  11.62  $  11.68   $ 11.21
                                     --------  --------  --------   -------
Income from investment operations
 Net investment income                             0.30      0.25      0.04
 Net gain (loss) on investments
  (both realized and unrealized)                   2.55      0.16      0.48
                                     --------  --------  --------   -------
 Total from investment operations                  2.85      0.41      0.52
                                     --------  --------  --------   -------
LESS DISTRIBUTIONS
 Distributions from net investment
  income                                          (0.30)    (0.25)    (0.05)
 Distributions from net realized
  capital gains                                   (0.25)    (0.22)      - -
                                     --------  --------  --------   -------
 Total distributions                              (0.55)    (0.47)    (0.05)
                                     --------  --------  --------   -------
NET ASSET VALUE AT END OF PERIOD     $         $  13.92  $  11.62   $ 11.68
                                     ========  ========  ========   =======
Total return                                 %    25.40%     3.51%     4.64%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of period (in
  thousands)                         $         $170,832  $105,035   $23,137
 Ratios of expenses to average net
  assets
 After advisory/administration fee
  waivers                                    %     0.95%     0.90%     0.91%/2/
 Before advisory/administration fee
  waivers                                    %     1.09%     1.06%     0.94%/2/
 Ratios of net investment income to
  average net assets
 After advisory/administration fee
  waivers                                    %     2.40%     2.24%     2.44%/2/
 Before advisory/administration fee
  waivers                                    %     2.26%     2.08%     2.41%/2/
 PORTFOLIO TURNOVER RATE                     %       12%       11%       11%

/1/Commencement of operations of share class.
/2/Annualized.

--------------------------------------------------------------------------------
(FOR A SERVICE SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                            GROWTH EQUITY PORTFOLIO

                                                                   FOR THE
                                                                    PERIOD
                                       YEAR     YEAR     YEAR     7/29/93/1/
                                       ENDED    ENDED    ENDED     THROUGH
                                      9/30/96  9/30/95  9/30/94    9/30/93
NET ASSET VALUE AT BEGINNING OF
 PERIOD                               $        $ 10.18  $ 11.57     $10.54
                                      -------  -------  -------     ------
Income from investment operations
 Net investment income                            0.10     0.03        - -
 Net gain (loss) on investments (both
  realized and unrealized)                        2.87    (1.32)      1.03
                                      -------  -------  -------     ------
 Total from investment operations                 2.97    (1.29)      1.03
                                      -------  -------  -------     ------
LESS DISTRIBUTIONS
 Distributions from net investment
  income                                         (0.13)     - -        - -
 Distributions from capital                        - -      - -        - -
 Distributions from net realized
  capital gains                                    - -    (0.10)       - -
                                      -------  -------  -------     ------
 Total distributions                             (0.13)   (0.10)       - -
                                      -------  -------  -------     ------
NET ASSET VALUE AT END OF PERIOD      $        $ 13.02  $ 10.18     $11.57
                                      =======  =======  =======     ======
Total return                                 %   29.43%  (11.20)%     9.77%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of period (in
  thousands)                          $        $76,769  $36,752     $8,606
 Ratios of expenses to average net
  assets
 After advisory/administration fee
  waivers                                    %    0.95%    0.90%      0.89%/2/
 Before advisory/administration fee
  waivers                                    %    1.13%    1.14%      0.95%/2/
 Ratios of net investment income to
  average net assets
 After advisory/administration fee
  waivers                                    %    0.91%    0.51%    (0.03)%/2/
 Before advisory/administration fee
  waivers                                    %    0.73%    0.26%    (0.09)%/2/
 PORTFOLIO TURNOVER RATE                     %      55%     212%       175%

/1/Commencement of operations of share class.
/2/Annualized.

--------------------------------------------------------------------------------
(FOR A SERVICE SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                        SMALL CAP VALUE EQUITY PORTFOLIO

                                                                   FOR THE
                                                                    PERIOD
                                       YEAR     YEAR     YEAR     7/29/93/1/
                                      ENDED     ENDED    ENDED     THROUGH
                                     9/30/96   9/30/95  9/30/94    9/30/93
NET ASSET VALUE AT BEGINNING OF
 PERIOD                              $         $ 13.59  $ 13.08    $ 12.28
                                     --------  -------  -------    -------
Income from investment operations
 Net investment income                            0.02      - -        - -
 Net gain (loss) on investments
  (both realized and unrealized)                  2.18     0.77       0.80
                                     --------  -------  -------    -------
 Total from investment operations                 2.20     0.77       0.80
                                     --------  -------  -------    -------
LESS DISTRIBUTIONS
 Distributions from net investment
  income                                         (0.03)   (0.01)       - -
 Distributions from net realized
  capital gains                                  (0.61)   (0.25)       - -
                                     --------  -------  -------    -------
 Total distributions                             (0.64)   (0.26)       - -
                                     --------  -------  -------    -------
NET ASSET VALUE AT END OF PERIOD     $         $ 15.15  $ 13.59    $ 13.08
                                     ========  =======  =======    =======
Total return                                 %   17.17%    5.96%      6.51%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of period (in
  thousands)                         $         $61,313  $45,372    $21,689
 Ratios of expenses to average net
  assets
 After advisory/administration fee
  waivers                                    %    1.02%    0.98%      0.99%/2/
 Before advisory/administration fee
  waivers                                    %    1.12%    1.10%      1.03%/2/
 Ratios of net investment income to
  average net assets
 After advisory/administration fee
  waivers                                    %    0.16%    0.03%      0.12%/2/
 Before advisory/administration fee
  waivers                                    %    0.07%   (0.09)%     0.08%/2/
PORTFOLIO TURNOVER RATE                      %      31%      18%        41%

/1/Commencement of operations of share class.
/2/Annualized.

--------------------------------------------------------------------------------
(FOR A SERVICE SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                       SMALL CAP GROWTH EQUITY PORTFOLIO

                                                                    FOR THE
                                                                     PERIOD
                                       YEAR     YEAR      YEAR     9/15/93/1/
                                      ENDED     ENDED     ENDED     THROUGH
                                     9/30/96   9/30/95   9/30/94    9/30/93
NET ASSET VALUE AT BEGINNING OF
 PERIOD                              $         $ 10.14   $ 10.47     $ 9.96
                                     --------  -------   -------     ------
Income from investment operations
 Net investment income                           (0.01)     0.01        - -
 Net gain (loss) on investments
  (both realized and unrealized)                  4.89     (0.34)      0.51
                                     --------  -------   -------     ------
 Total from investment operations                 4.88     (0.33)      0.51
                                     --------  -------   -------     ------
LESS DISTRIBUTIONS
 Distributions from net investment
  income                                           - -       - -        - -
 Distributions from net realized
  capital gains                                    - -       - -        - -
                                     --------  -------   -------     ------
 Total distributions                               - -       - -        - -
                                     --------  -------   -------     ------
NET ASSET VALUE AT END OF PERIOD     $         $ 15.02   $ 10.14     $10.47
                                     ========  =======   =======     ======
Total return                                 %   48.13%    (3.12)%     5.12%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of period (in
  thousands)                         $         $62,604   $22,648     $  911
 Ratios of expenses to average net
  assets
 After advisory/administration fee
  waivers                                    %    1.03%     0.71%      0.99%/2/
 Before advisory/administration fee
  waivers                                    %    1.16%     1.27%      1.68%/2/
 Ratios of net investment income to
  average net assets
 After advisory/administration fee
  waivers                                    %   (0.07)%    0.21%     (0.34)%/2/
 Before advisory/administration fee
  waivers                                    %   (0.20)%   (0.34)%    (1.03)%/2/
 PORTFOLIO TURNOVER RATE                     %      74%       89%         9%

/1/Commencement of operations of share class.
/2/Annualized.

--------------------------------------------------------------------------------
(FOR A SERVICE SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                         INTERNATIONAL EQUITY PORTFOLIO

                                                                   FOR THE
                                                                    PERIOD
                                       YEAR      YEAR     YEAR    7/29/93/1/
                                      ENDED     ENDED     ENDED    THROUGH
                                     9/30/96   9/30/95   9/30/94   9/30/93
NET ASSET VALUE AT BEGINNING OF
 PERIOD                              $         $  13.41  $ 12.47   $ 11.76
                                     --------  --------  -------   -------
Income from investment operations
 Net investment income                             0.11     0.14      0.02
 Net realized gain (loss) on
  investments                                      0.16     1.14      0.69
                                     --------  --------  -------   -------
 Total from investment operations                  0.27     1.28      0.71
                                     --------  --------  -------   -------
LESS DISTRIBUTIONS
 Distributions from net investment
  income                                          (0.08)   (0.09)      - -
 Distributions from net realized
  capital gains                                   (0.36)   (0.25)      - -
                                     --------  --------  -------   -------
 Total distributions                              (0.44)   (0.34)      - -
                                     --------  --------  -------   -------
NET ASSET VALUE AT END OF PERIOD     $         $  13.24  $ 13.41   $ 12.47
                                     ========  ========  =======   =======
Total return                                 %     2.19%   10.36%     6.03%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of period (in
  thousands)                         $         $106,045  $75,174   $11,985
 Ratios of expenses to average net
  assets
 After advisory/administration fee
  waivers                                    %     1.25%    1.20%     1.18%/2/
 Before advisory/administration fee
  waivers                                    %     1.42%    1.39%     1.24%/2/
 Ratios of net investment income to
  average net assets
 After advisory/administration fee
  waivers                                    %     1.16%    1.09%     1.01%/2/
 Before advisory/administration fee
  waivers                                    %     0.98%    0.90%     0.95%/2/
Portfolio turnover rate                      %      105%      37%       31%

/1/Commencement of operations of share class.
/2/Annualized.

--------------------------------------------------------------------------------
(FOR A SERVICE SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                    INTERNATIONAL EMERGING MARKETS PORTFOLIO

                                                                      FOR
                                                                   THE PERIOD
                                                 YEAR     YEAR     6/17/94/1/
                                                ENDED     ENDED     THROUGH
                                               9/30/96   9/30/95    9/30/94
NET ASSET VALUE AT BEGINNING OF PERIOD         $         $ 10.55     $10.00
                                               --------  -------     ------
Income from investment operations
 Net investment income                                      0.06       0.02
 Net gain (loss) on investments (both realized
  and unrealized)                                          (2.15)      0.53
                                               --------  -------     ------
 Total from investment operations                          (2.09)      0.55
                                               --------  -------     ------
LESS DISTRIBUTIONS
 Distributions from net investment income                  (0.08)       - -
 Distributions from Capital                                (0.01)       - -
 Distributions from net realized capital gains             (0.19)       - -
                                               --------  -------     ------
 Total distributions                                       (0.28)       - -
                                               --------  -------     ------
NET ASSET VALUE AT END OF PERIOD               $         $  8.18     $10.55
                                               ========  =======     ======
Total return                                           %  (19.91)%     5.50%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of period (in thousands)    $         $15,020     $3,505
 Ratios of expenses to average net assets
 After advisory/administration fee waivers             %    2.06%      2.00%/2/
 Before advisory/administration fee waivers            %    2.30%      2.98%/2/
 Ratios of net investment income to average
  net assets
 After advisory/administration fee waivers             %    1.72%      1.10%/2/
 Before advisory/administration fee waivers            %    1.48%      0.12%/2/
PORTFOLIO TURNOVER RATE                                %      75%         4%

/1/Commencement of operations of share class.
/2/Annualized.

--------------------------------------------------------------------------------
(FOR A SERVICE SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                            SELECT EQUITY PORTFOLIO
                     (FORMERLY, THE CORE EQUITY PORTFOLIO)

                                                                      FOR
                                                                   THE PERIOD
                                          YEAR    YEAR     YEAR    9/15/93/1/
                                          ENDED   ENDED    ENDED    THROUGH
                                         9/30/96 9/30/95  9/30/94   9/30/93
NET ASSET VALUE AT BEGINNING OF PERIOD     $     $  9.92  $  9.97    $10.00
                                           ---   -------  -------    ------
Income from investment operations
 Net investment income                              0.22     0.19       - -
 Net gain (loss) on investments (both
  realized and unrealized)                          2.05    (0.04)    (0.03)
                                           ---   -------  -------    ------
 Total from investment operations                   2.27     0.15     (0.03)
                                           ---   -------  -------    ------
LESS DISTRIBUTIONS
 Distributions from net investment
  income                                           (0.19)   (0.20)      - -
 Distributions from net realized capital
  gains                                            (0.12)     - -       - -
                                           ---   -------  -------    ------
 Total distributions                               (0.31)   (0.20)      - -
                                           ---   -------  -------    ------
NET ASSET VALUE AT END OF PERIOD           $     $ 11.88  $  9.92    $ 9.97
                                           ===   =======  =======    ======
Total return                                       23.43%    1.55%     (.30)%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of period (in
  thousands)                               $     $83,705  $49,293    $  704
 Ratios of expenses to average net
  assets
 After advisory/administration fee
  waivers                                     %     0.95%    0.90%     0.90%/2/
 Before advisory/administration fee
  waivers                                     %     1.13%    1.18%     1.12%/2/
 Ratios of net investment income to
  average net assets
 After advisory/administration fee
  waivers                                     %     2.10%    1.96%     1.92%/2/
 Before advisory/administration fee
  waivers                                     %     1.91%    1.68%     1.70%/2/
PORTFOLIO TURNOVER RATE                       %       51%      88%        2%

/1/Commencement of operations of share class.
/2/Annualized.

--------------------------------------------------------------------------------
(FOR A SERVICE SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                             INDEX EQUITY PORTFOLIO

                                                                     FOR
                                                                  THE PERIOD
                                       YEAR      YEAR     YEAR    7/29/93/1/
                                       ENDED     ENDED    ENDED    THROUGH
                                      9/30/96   9/30/95  9/30/94   9/30/93
NET ASSET VALUE AT BEGINNING OF
 PERIOD                              $          $ 10.93  $ 11.02   $ 10.76
                                     ---------  -------  -------   -------
Income from investment operations
 Net investment income                             0.35     0.29      0.05
 Net gain (loss) on investments
  (both realized and unrealized)                   2.73     0.02      0.29
                                     ---------  -------  -------   -------
 Total from investment operations                  3.08     0.31      0.34
                                     ---------  -------  -------   -------
LESS DISTRIBUTIONS
 Distributions from net investment
  income                                          (0.31)   (0.29)    (0.08)
 Distributions from net realized
  capital gains                                   (0.12)   (0.11)      - -
                                     ---------  -------  -------   -------
 Total distributions                              (0.43)   (0.40)    (0.08)
                                     ---------  -------  -------   -------
NET ASSET VALUE AT END OF PERIOD     $          $ 13.58  $ 10.93   $ 11.02
                                     =========  =======  =======   =======
Total return                                      28.99%    2.78%     3.16%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of period (in
  thousands)                         $          $61,536  $27,376   $12,441
 Ratios of expenses to average net
  assets
 After advisory/administration fee
  waivers                                     %    0.45%    0.40%     0.41%/2/
 Before advisory/administration fee
  waivers                                     %    0.79%    0.77%     0.53%/2/
 Ratios of net investment income to
  average net assets
 After advisory/administration fee
  waivers                                     %    2.62%    2.49%     3.04%/2/
 Before advisory/administration fee
  waivers                                     %    2.28%    2.12%     2.92%/2/
PORTFOLIO TURNOVER RATE                       %      18%      17%        8%

/1/Commencement of operations of share class.
/2/Annualized.

--------------------------------------------------------------------------------
(FOR A SERVICE SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                               BALANCED PORTFOLIO

                                                                   FOR THE
                                                                    PERIOD
                                       YEAR     YEAR     YEAR     7/29/93/1/
                                      ENDED     ENDED    ENDED     THROUGH
                                     9/30/96   9/30/95  9/30/94    9/30/93
NET ASSET VALUE AT BEGINNING OF
 PERIOD                              $         $ 11.98  $ 12.42    $ 12.05
                                     --------  -------  -------    -------
Income from investment operations
 Net investment income                            0.44     0.34       0.06
 Net realized gain (loss) on
  investments                                     1.88    (0.38)      0.38
                                     --------  -------  -------    -------
 Total from investment operations                 2.32    (0.04)      0.44
                                     --------  -------  -------    -------
LESS DISTRIBUTIONS
 Distributions from net investment
  income                                         (0.44)   (0.34)     (0.07)
 Distributions from net realized
  capital gains                                  (0.14)   (0.06)       - -
                                     --------  -------  -------    -------
 Total distributions                             (0.58)   (0.40)     (0.07)
                                     --------  -------  -------    -------
NET ASSET VALUE AT END OF PERIOD     $         $ 13.72  $ 11.98    $ 12.42
                                     ========  =======  =======    =======
Total return                                     19.94%   (0.36)%     3.66%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of period (in
  thousands)                         $         $85,668  $66,024    $15,842
 Ratios of expenses to average net
  assets
 After advisory/administration fee
  waivers                                    %    0.94%    0.90%      0.93%/2/
 Before advisory/administration fee
  waivers                                    %    1.16%    1.16%      1.11%/2/
 Ratios of net investment income to
  average net assets
 After advisory/administration fee
  waivers                                    %    3.49%    2.96%      2.75%/2/
 Before advisory/administration fee
  waivers                                    %    3.28%    2.70%      2.57%/2/
PORTFOLIO TURNOVER RATE                      %     154%      54%        32%

/1/Commencement of operations of share class.
/2/Annualized.

What Are The Portfolios?
--------------------------------------------------------------------------------

                The COMPASS CAPITAL FUND family consists of 30 portfolios and has been structured to include many different investment styles so that investors may participate across multiple dis-ciplines in order to seek their long-term financial goals.

                The Equity Portfolios of COMPASS CAPITAL FUNDS consist of eleven investment portfolios that provide investors with a broad spectrum of investment alternatives within the equity sector. Eight of these Portfolios invest primarily in U.S. stocks, two Portfolios invest in non-U.S. international stocks and one Portfolio invests in a combination of U.S. stocks and bonds.

                In certain investment cycles and over certain holding periods, an equity fund that invests according to a "value" style or a "growth" style may perform above or below the market. An in-vestment program that combines these multiple disciplines al-lows investors to select from among these various product op-tions in the way that most closely fits the investor's goals and sentiments.

INVESTMENT
OBJECTIVES      Each of the eleven Compass Capital Equity Portfolios seeks to provide long-term Capital Appreciation.

                The Select Equity, Value Equity, MId-Cap Value Equity and Mid-Cap Growth Equity Portfolios pursue a secondary objective of Current Income from dividends.

                The Balanced Portfolio pursues a secondary objective of Cur-rent Income from an allocation to fixed income securities.

                To meet its investment objective, each Portfolio employs a specific investment style, as described below. No assurance can be made that a Portfolio will achieve its investment ob-jective.

What Are The Differences Among The Portfolios?
--------------------------------------------------------------------------------

    COMPASS                                                            PERFORMANCE
  CAPITAL FUND      INVESTMENT STYLE           PORTFOLIO EMPHASIS       BENCHMARK*
 Value Equity   Pursues equity             Stocks with price/earnings Russell 1000
                securities (defined as     and price/book ratios at   Value Index
                common stocks or           time of purchase below
                securities convertible     average for benchmark and
                into common stocks)        capitalization in excess
                which the sub-adviser      of $1 billion.
                believes are
                undervalued. A
                security's earnings
                trend and its dividend
                growth rate will also be
                factors considered in
                security selection.
 Growth Equity  Pursues stocks with        Stocks with growth rate    Russell 1000
                earnings growth            estimates in excess of     Growth Index
                potential. Emphasizes      average for benchmark and
                stocks which the sub-      capitalization in excess
                adviser considers to       of $1 billion.
                have favorable and
                above-average earnings
                growth prospects.
 Small Cap      Pursues small cap stocks   Stocks with price/earnings Russell 2000
 Value Equity   which the sub-adviser      and price/book ratios at   Index
                believes are               time of purchase below
                undervalued. A             average for benchmark and
                security's earnings        capitalization below $1
                trend and its dividend     billion.
                growth rate will also be
                factors considered in
                security selection.
 Small Cap      Pursues small cap stocks   Stocks with growth rate    Russell 2000
 Growth Equity  with earnings growth       estimates in excess of     Growth Index
                potential. Emphasizes      average for benchmark and
                small cap stocks which     capitalization below $1
                the sub-adviser            billion.
                considers to have
                favorable and above-
                average earnings growth
                prospects.
 Mid-Cap Value  Pursues mid cap stocks     Stocks with low            Russell Midcap
 Equity         and sectors which the      price/earnings,            Value Index
                sub-adviser believes are   price/book, price/cash
                undervalued. [A            flow or price/sales ratios
                security's earnings        at the time of purchase
                trend and its dividend     relative to their
                growth rate will also be   respective sectors or the
                factors considered in      benchmark and
                security selection.]       capitalization between $1
                                           billion and $5 billion.
 Mid-Cap Growth Pursues mid cap stocks     Stocks with growth rate    Russell Midcap
 Equity         with earnings growth       estimates in excess of     Growth Index
                potential. Emphasizes      average for benchmark and
                stocks which the sub-      capitalization between $1
                adviser considers to       billion and $5 billion.
                have favorable and
                above-average earnings
                growth prospects.
 International  Pursues non-dollar         Portfolio assets are       EAFE Index
 Equity         denominated stocks of      primarily invested in
                issuers in countries       international stocks.
                included in the Morgan
                Stanley Capital            Stocks with price/earnings
                International Europe,      ratios below average for a
                Australia and the Far      security's home market or
                East Index ("EAFE").       stock exchange.
                Within this universe, a
                value style of investing   Diversification across
                is employed to select      countries, industry groups
                stocks which the sub-      and companies with
                adviser believes are       investment at all times in
                undervalued. A             at least three foreign
                security's earnings        countries.
                trend and its price
                momentum will also be
                factors considered in
                security selection. The
                sub-adviser will also
                consider macroeconomic
                factors such as the
                prospects for relative
                economic growth among
                certain foreign
                countries, expected
                levels of inflation,
                government policies
                influencing business
                conditions and the
                outlook for currency
                relationships.

*For more information on a Portfolio's benchmark, see the Appendix at the back of this Prospectus.

    COMPASS                                                            PERFORMANCE
  CAPITAL FUND      INVESTMENT STYLE           PORTFOLIO EMPHASIS      BENCHMARK*
 International  Pursues non-dollar         Portfolio assets are       MSCI
 Emerging       denominated stocks of      primarily invested in      International
 Markets        issuers in emerging        stocks of emerging market  Emerging
                country markets            issuers.                   Markets Free
                (generally any country                                Index
                considered to be           Stocks with price/earnings
                emerging or developing     ratios below average for a
                by the World Bank, the     security's home market or
                International Finance      stock exchange.
                Corporation or the
                United Nations). Within    Ordinarily, stocks of
                this universe, a value     issuers in at least three
                style of investing is      emerging markets will be
                employed to select         held.
                stocks which the sub-
                adviser believes are
                undervalued. The sub-
                adviser will also
                consider macroeconomic
                factors such as the
                prospects for relative
                economic growth among
                certain foreign
                countries, expected
                levels of inflation,
                government policies
                influencing business
                conditions and the
                outlook for currency
                relationships.
 Select Equity  Combines value and         Similar sector weightings  S&P 500 Index
                growth style as sub-       as benchmark, with over-
                adviser identifies         or under-weighting in
                market opportunity.        particular securities
                                           within those sectors.
 Index Equity   Invests all of its         Holds substantially all    S&P 500 Index
                assets indirectly          the stocks of the S&P 500
                through the U.S. Large     Index in approximately the
                Company Series (the        same proportions as they
                "Index Master              are represented in the
                Portfolio") of The DFA     Index.
                Investment Trust Company
                in the stocks of the S&P
                500 Index using a
                passive investment style
                that pursues the
                replication of the S&P
                500 Index return.
 Balanced       Holds a blend of equity    Maintains a minimum 25%    S&P 500 and
                and fixed income           investment in fixed income Salomon Broad
                securities to deliver      senior securities.         Investment
                total return through                                  Grade Index
                capital appreciation and
                current income.
                Equity Portion: Combines   Equity Portion: Similar
                value and growth style     sector weightings as
                as sub-adviser             benchmark, with over- or
                identifies market          under weighting in
                opportunity.               particular securities
                                           within those sectors.
                Fixed Income Portion:      Fixed Income Portion:
                Combines sector rotation   Dollar- denominated
                and security selection     investment grade bonds,
                across a broad universe    including U.S. Government,
                of fixed income            mortgage-backed, asset-
                securities.                backed and corporate debt
                                           securities.

*For more information on a Portfolio's benchmark, see the Appendix at the back of this Prospectus.

What Additional Investment Policies And Risks Apply?
--------------------------------------------------------------------------------
The discussion below applies to each of the Portfolios (and, with respect to the Index Equity Portfolio, its investment in the Index Master Portfolio) un-less otherwise noted.

EQUITY SECURITIES. During normal market conditions each Portfolio, except the Balanced Portfolio, will normally invest at least 80% of the value of its total assets in equity securities. The Portfolios will invest primarily in equity se-curities of U.S. issuers, except the International Equity and International Emerging Markets Portfolios, which will invest primarily in foreign issuers. Equity securities include common stock and preferred stock (including convert-ible preferred stock); bonds, notes and debentures convertible into common or preferred stock; stock purchase warrants and rights; equity interests in trusts and partnerships; and depositary receipts.

ADRS, EDRS AND GDRS. Each Portfolio (other than the Index Master Portfolio) may invest in both sponsored and unsponsored American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") and other similar global instruments. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental De-pository Receipts, are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic un-derlying securities. GDRs are depository receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information con-cerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Investments in ADRs, EDRs and GDRs present additional investment considerations as described below under "In-ternational Portfolios."

OPTIONS AND FUTURES CONTRACTS. To the extent consistent with its investment ob-jective, each Portfolio (other than the Index Master Portfolio) may write cov-ered call options, buy put options, buy call options and write secured put op-tions for the purpose of hedging or earning additional income, which may be deemed speculative or, with respect to the International Equity and Interna-tional Emerging Markets Portfolios, cross-hedging. These options may relate to particular securities, stock or bond indices or the yield differential between two securities, and may or may not be listed on a securities exchange and may or may not be issued by the Options Clearing Corporation. A Portfolio will not purchase put and call options when the aggregate premiums on outstanding op-tions exceed 5% of its net assets at the time of purchase, and will not write options on more than 25% of the value of its net assets (measured at the time an option is written). Options trading is a highly specialized activity that entails greater than ordinary investment risks. In addition, unlisted options are not subject to the protections afforded purchasers of listed options issued by the Options Clearing Corporation, which performs the obligations of its mem-bers if they default.

To the extent consistent with its investment objective, each Portfolio may also invest in futures contracts and options on futures contracts to commit funds awaiting investment in stocks or maintain cash liquidity or, except with re-spect to the Index Master Portfolio, for other hedging purposes. The value of a Portfolio's contracts may equal or exceed 100% of its total assets, although a Portfolio will not purchase or sell a futures contract unless immediately af-terwards the aggregate amount of margin deposits on its existing futures posi-tions plus the amount of premiums paid for related futures options entered into for other than bona fide hedging purposes is 5% or less of its net assets.

Futures contracts obligate a Portfolio, at maturity, to take or make delivery of securities, the cash value of a securities index or a stated quantity of a foreign currency. A Portfolio may sell a futures contract in order to offset an expected decrease in the value of its portfolio positions that might otherwise result from a market decline or currency exchange fluctuation. A Portfolio may do so either to hedge the value of its securities portfolio as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. In addition, a Portfolio may utilize futures con-tracts in anticipation of changes in the composition of its holdings or in cur-rency exchange rates.

A Portfolio may purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When a Portfolio purchases an option on a futures contract, it has the right to assume a position as a purchaser or a seller of a futures contract at a specified exercise price during the option period. When a Portfolio sells an option on a futures contract, it becomes ob-ligated to sell or buy a futures contract if the option is exercised. In con-nection with a Portfolio's position in a futures contract or related option, the Fund will create a segregated account of liquid assets or will otherwise cover its position in accordance with applicable SEC requirements.

The primary risks associated with the use of futures contracts and options are
(a) the imperfect correlation between the change in market value of the instru-ments held by a Portfolio and the price of the futures contract or option; (b) possible lack of a liquid secondary market for a futures contract and the re-sulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; and (d) a sub-adviser's inability to predict correctly the direction of securities pric-es, interest rates, currency exchange rates and other economic factors. For further discussion of risks involved with domestic and foreign futures and op-tions, see Appendix B in the Statement of Additional Information.

The Fund intends to comply with the regulations of the Commodity Futures Trad-ing Commission exempting the Portfolios from registration as a "commodity pool operator."

LIQUIDITY MANAGEMENT. Pending investment, to meet anticipated redemption re-quests, or as a temporary defensive measure if its sub-adviser determines that market conditions warrant, each Portfolio other than the Index Master Portfolio may also invest without limitation in high quality money market instruments. The Balanced Portfolio may also invest in these securities in furtherance of its investment objective. The Index Master Portfolio may invest up to 5% of its net assets in certain short-term fixed income obligations in order to main-tain liquidity or to invest temporarily recommitted cash balances.

High quality money market instruments include U.S. government obligations, U.S. government agency obligations, dollar denominated obligations of foreign is-suers, bank obligations, including U.S. subsidiaries and branches of foreign banks, corporate obligations, commercial paper, repurchase agreements and obli-gations of supranational organizations. Generally, such obligations will mature within one year from the date of settlement, but may mature within two years from the date of settlement. Under a repurchase agreement, a Portfolio agrees to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed upon time and price. Repurchase agreements are, in substance, loans. Default by or bankruptcy of a seller would expose a Portfolio to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.


WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS. Each Portfolio (other than the Index Master Portfolio) may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transac-tions involve a commitment by a Portfolio to purchase or sell particular secu-rities with payment and delivery taking place at a future date (perhaps one or two months later), and permit a Portfolio to lock in a price or yield on a se-curity it owns or intends to purchase, regardless of future changes in interest rates or market action. When-issued and forward commitment transactions involve the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securi-ties delivery takes place. Each Portfolio's when-issued purchases and forward commitments are not expected to exceed 25% of the value of its total assets ab-sent unusual market conditions.

REVERSE REPURCHASE AGREEMENTS AND OTHER BORROWINGS. Each Portfolio is autho-rized to borrow money. If the securities held by a Portfolio should decline in value while borrowings are outstanding, the net asset value of the Portfolio's outstanding shares will decline in value by proportionately more than the de-cline in value suffered by the Portfolio's securities. Borrowings may be made by each Portfolio (except the Index Master Portfolio) through reverse repur-chase agreements under which the Portfolio sells portfolio securities to finan-cial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price. A Portfolio may use the proceeds of re-verse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, on a date simultaneous with or prior to the expi-ration of the reverse repurchase agreement. The Balanced Portfolio may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. This use of reverse repurchase agreements may be regarded as leveraging and, therefore, speculative. Reverse repurchase agreements involve the risks that the interest income earned in the investment of the proceeds will be less than the interest expense, that the market value of the securities sold by a Portfolio may decline below the price of the securities the Portfolio is obligated to repurchase and that the securi-ties may not be returned to the Portfolio. During the time a reverse repurchase agreement is outstanding, a Portfolio will maintain a segregated account with the Fund's custodian containing cash, U.S. Government or other appropri ate liquid securities having a value at least equal to the repurchase price. A Portfolio's reverse repurchase agreements, together with any other borrowings, will not exceed, in the aggregate, 33 1/3% of the value of its total assets (33% in the case of the Index Master Portfolio). In addition, the Balanced Portfolio may borrow up to an additional 5% of its total assets for temporary purposes. Whenever borrowings exceed 5% of a Portfolio's total assets, the Portfolios (other than the Index Master Portfolio and the Balanced Portfolio) will not make any investments.

INVESTMENT COMPANIES. In connection with the management of their daily cash po-sitions, the Portfolios (other than the Index Master Portfolio) may invest in securities issued by other investment companies which invest in short-term debt securities and which seek to maintain a $1.00 net asset value per share. Such Portfolios may also invest in securities issued by other investment companies with similar investment objectives. The International Equity and International Emerging Markets Portfolios may purchase shares of investment companies invest-ing primarily in foreign securities, including so-called "country funds." Coun-try funds have portfolios consisting exclusively of securities of issuers lo-cated in one foreign country. The Index Equity Portfolio may also invest in Standard & Poor's Depository Receipts (SPDRs) and shares of other investment companies that are structured to seek a similar correlation to the performance of the S&P 500 Index. Securities of other investment companies will be acquired within limits prescribed by the Investment Company Act of 1940 (the "1940 Act"). As a shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addi-tion to the expenses each bears directly in connection with its own operations.

SECURITIES LENDING. A Portfolio may seek additional income by lending securi-ties on a short-term basis. The securities lending agreements will require that the loans be secured by collateral in cash, U.S. Government securities or (ex-cept for the Index Master Portfolio) irrevocable bank letters of credit main-tained on a current basis equal in value to at least the market value of the loaned securities. A Portfolio may not make such loans in excess of 33 1/3% of the value of its total assets. Securities loans involve risks of delay in re-ceiving additional collateral or in recovering the loaned securities, or possi-bly loss of rights in the collateral if the borrower of the securities becomes insolvent.

ILLIQUID SECURITIES. No Portfolio will knowingly invest more than 15% (10% with respect to the Index Master Portfolio) of the value of its net assets in secu-rities that are illiquid. Variable and floating rate instruments that cannot be disposed of within seven days, and repurchase agreements and time deposits that do not provide for payment within seven days after notice, without taking a re-duced price, are subject to these limits. Each Portfolio may purchase securi-ties which are not registered under the Securities Act of 1933 (the "1933 Act") but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as it is determined by the adviser or sub-adviser that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio during any pe-riod that qualified institutional buyers become uninterested in purchasing these restricted securities.

SMALL CAP AND MID-CAP PORTFOLIOS. Under normal market conditions, the Small Cap Growth Equity Portfolio and Small Cap Value Equity Portfolio will invest at least 90% (and in any event at least 65%) of their respective total assets in equity securities of smaller-capitalized organizations (less than $1 billion at the time of purchase). Similarly, the Mid-Cap Value Equity Portfolio and Mid-Cap Growth Equity Portfolio will invest, under normal market conditions, at least 90% (and in any event at least 65%) or their respective total assets in equity securities of medium-capitalized organizations (between $1 billion and $5 billion at the time of purchase). These organizations will normally have more limited product lines, markets and financial resources and will be more dependent upon a limited management group than larger capitalized companies.

INDEX EQUITY AND INDEX MASTER PORTFOLIOS. During normal market conditions, the Index Master Portfolio (in which all of the assets of the Index Equity Portfo-lio are invested) invests at least 95% of the value of its total assets in se-curities included in the Standard & Poor's 500 (R) Composite Stock Price Index (the "S&P 500 Index")*. The Index Master Portfolio intends to invest in all of the stocks that comprise the S&P 500 Index in approximately the same propor-tions as they are represented in the Index. The Portfolio operates as an index portfolio and, therefore, is not actively managed (through the use of economic, financial or market analysis), and adverse performance will ordinarily not re-sult in the elimination of a stock from the Portfolio. The Portfolio will re-main fully invested in common stocks even when stock prices are generally fall-ing. Ordinarily, portfolio securities will not be sold except to reflect addi-tions or deletions of the stocks that comprise the S&P 500 Index, including mergers, reorganizations and similar transactions and, to the extent necessary, to provide cash to pay redemptions of the Portfolio's shares. The investment performance of the Index Master Portfolio and the Index Equity Portfolio is ex-pected to approximate the investment performance of the S&P 500 Index, which tends to be cyclical in nature, reflecting periods when stock prices generally rise or fall.

Neither the Index Equity Portfolio nor the Index Master Portfolio are spon-sored, endorsed, sold or promoted by S&P. S&P makes no representation or war-ranty, express or implied, to the owners of the Index Equity Portfolio or the Index Master Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Index Equity Portfolio and the Index Master Portfolio particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Index Equity Portfolio and the Index Master Portfolio is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Index Equity Portfolio or the Index Master Portfolio. S&P has no obligation to take the needs of the In-dex Equity Portfolio or the Index Master Portfolio or their respective owners into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Index Equity Portfolio or the Index Master Portfolio or the timing of the issuance or sale of the Index Equity Portfolio or the In-dex Master Portfolio or in the determination or calculation of the equation by which the Index Equity Portfolio or the Index Master Portfolio is to be con-verted into cash.
------

* "Standard & Poor's(R)," "S&P," "S&P 500(R)," "Standard & Poor's 500(R)" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Fund and The DFA Investment Trust Company.

S&P has no obligation or liability in connection with the administration, mar-keting or trading of the Index Equity Portfolio or Index Master Portfolio.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 IN-DEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ER-RORS, OMISSIONS OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IM-PLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMIT-ING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPE-CIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

INTERNATIONAL PORTFOLIOS. During normal market conditions, the International Equity Portfolio and International Emerging Markets Portfolio (the "Interna-tional Portfolios") will invest at least 90% (and in any event at least 65%) of their total assets in equity securities of foreign issuers. Investing in for-eign securities involves considerations not typically associated with investing in securities of companies organized and operated in the United States. Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of a Portfolio that invests in foreign securities as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates.

A Portfolio's investments in foreign securities may also be adversely affected by changes in foreign political or social conditions, diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or as-sets, or imposition of (or change in) exchange control regulations. In addi-tion, changes in government administrations or economic or monetary policies in the U.S. or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect a Portfolio's operations.

In general, less information is publicly available with respect to foreign is-suers than is available with respect to U.S. companies. Most foreign companies are also not subject to the uniform accounting and financial reporting require-ments applicable to issuers in the United States. While the volume of transac-tions effected on foreign stock exchanges has increased in recent years, it re-mains appreciably below that of the New York Stock Exchange. Accordingly, a Portfolio's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies. In addi-tion, there is generally less government supervision and regulation of securi-ties exchanges, brokers and issuers in foreign countries than in the United States.

The expense ratios of the International Equity and International Emerging Mar-kets Portfolios can be expected to be higher than those of Portfolios investing primarily in domestic securities. The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of investment research, higher cost of custody of foreign securi-ties, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities.

As stated, the International Emerging Markets Portfolio will invest its assets in countries with emerging economies or securities markets. These countries may include Argentina, Brazil, Bulgaria, Chile, China, Colombia, The Czech Repub-lic, Ecuador, Greece, Hungary, India, Indonesia, Israel, Lebanon, Malaysia, Mexico, Morocco, Peru, The Philippines, Poland, Romania, Russia, South Africa, South Korea, Taiwan, Thailand, Tunisia, Turkey, Venezuela and Vietnam. Politi-cal and economic structures in many of these countries may be undergoing sig-nificant evolution and rapid development, and these countries may lack the so-cial, political and economic stability characteristic of more developed coun-tries. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of invest-ments in these countries and the availability to a Portfolio of additional in-vestments in emerging market countries. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in Japan or most Western European countries. There may be little financial or accounting information available with respect to issuers located in certain emerging market countries, and it may be difficult to assess the value or prospects of an investment in such is-suers.

The International Equity Portfolio invests primarily in equity securities of issuers located in countries included in EAFE. Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Italy, Japan, Netherlands, New Zealand, Norway, Singapore, Malaysia, Spain, Sweden, Switzerland and the United Kingdom are currently included in EAFE. From time to time the International Eq-uity Portfolio may invest more than 25% of its total assets in the securities of issuers located in Japan. Investments of 25% or more of the Portfolio's to-tal assets in this or any other country will make the Portfolio's performance more dependent upon the political and economic circumstances of a particular country than a mutual fund that is more widely diversified among issuers in different countries. For example, in the past events in the Japanese economy as well as social developments and natural disasters have affected Japanese secu-rities and currency markets, and have periodically disrupted the relationship of the Japanese yen with other currencies and with the U.S. dollar.

The International Equity and International Emerging Markets Portfolios may (but are not required to) use forward foreign currency exchange contracts to hedge against movements in the value of foreign currencies (including the European Currency Unit (ECU)) relative to the U.S. dollar in connection with specific portfolio transactions or with respect to portfolio positions. A forward for-eign currency exchange contract involves an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Foreign currency exchange contracts do not eliminate fluctuations in the values of portfolio securities but rather allow a Portfolio to establish a rate of ex-change for a future point in time.

BALANCED PORTFOLIO. Fixed income securities purchased by the Balanced Portfolio may include domestic and dollar-denominated foreign debt securities, including bonds, debentures, notes, equipment lease and trust certificates, mortgage-re-lated and asset-backed securities, guaranteed investment contracts (GICs), ob-ligations issued or guaranteed by the U.S. Government or its agencies or in-strumentalities and state and local municipal obligations. These securities will be rated at the time of purchase within the four highest rating groups as-signed by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Rat-ings Group ("S&P") or another nationally recognized statistical rating agency. If unrated, the securities will be determined at the time of purchase to be of comparable quality by the sub-adviser. Securities rated "Baa" by Moody's or "BBB" by S&P, respectively, are generally considered to be investment grade al-though they have speculative characteristics. If a fixed income security is re-duced below Baa by Moody's or BBB by S&P, the Portfolio's sub-adviser will dis-pose of the security in an orderly fashion as soon as practicable. Investments in securities of foreign issuers, which present additional investment consider-ations as described above under "International Portfolios," will be limited to 5% of the Portfolio's total assets.

The market value of the Balanced Portfolio's investments in fixed income corpo-rate and other securities will change in response to changes in interest rates and the relative financial strength of each issuer. During periods of falling interest rates, the values of long-term fixed income securities generally rise. Conversely, during periods of rising interest rates the values of such securi-ties generally decline. Changes in the financial strength of an issuer or changes in the ratings of any particular security may also affect the value of these investments.

The Balanced Portfolio may make significant investments in mortgage-related and other asset-backed securities (i.e., securities backed by home equity loans, installment sale contracts, credit card receivables or other assets) issued by governmental entities and private issuers.

The Balanced Portfolio may acquire several types of mortgage-related securi-ties, including guaranteed mortgage pass-through certificates, which provide the holder with a pro rata interest in the underlying mortgages, adjustable rate mortgage-related securities ("ARMs") and collateralized mortgage obliga-tions ("CMOs"), which provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Is-suers of CMOs frequently elect to be taxed as a pass-through entity known as real estate mortgage investment conduits, or REMICs. CMOs are issued in multi-ple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in many ways. In most cases, however, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other clas-ses having an earlier stated maturity date are paid in full. The classes may include accrual certificates (also known as "Z-Bonds"), which only accrue in-terest at a specified rate until other specified classes have been retired and are converted thereafter to interest-paying securities. They may also include planned amortization classes ("PACs") which generally require, within certain limits, that specified amounts of principal be applied on each payment date, and generally exhibit less yield and market volatility than other classes.

Non-mortgage asset-backed securities involve risks that are not presented by mortgage-related securities. Primarily, these securities do not have the bene-fit of the same security interest in the underlying collateral. Credit card re-ceivables are generally unsecured, and the debtors are entitled to the protec-tion of a number of state and Federal consumer credit laws which give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustees for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

The yield and maturity characteristics of mortgage-related and other asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time be-cause the underlying assets (i.e. loans) generally may be prepaid at any time. In calculating the average weighted maturity of a Portfolio, the maturity of other asset-backed securities will be based on estimates of average life which take prepayments into account. The average life of a mortgage-related instru-ment, in particular, is likely to be substantially less than the original matu-rity of the mortgage pools underlying the securities as the result of scheduled principal payments and mortgage prepayments. In general, the collateral sup-porting non-mortgage asset-backed securities is of shorter maturity than mort-gage loans and is less likely to experience substantial prepayments.

The relationship between prepayments and interest rates may give some high-yielding asset-backed securities less potential for growth in value than con-ventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by the Balanced Portfolio will gener-ally be at lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, an asset-backed security's total return and maturity may be difficult to predict precisely. To the extent that the Balanced Portfolio purchases asset-backed securities at a premium, prepayments (which may be made without penalty) may result in loss of the Balanced Portfolio's principal investment to the extent of premium paid.

The Balanced Portfolio may from time to time purchase in the secondary market certain mortgage pass-through securities packaged and master serviced by PNC Mortgage Securities Corp. (or Sears Mortgage if PNC Mortgage Securities Corp. succeeded to rights and duties of Sears Mortgage) or mortgage-related securi-ties containing loans or mortgages originated by PNC Bank or its affiliates. It is possible that, under some circumstances, PNC Mortgage Securities Corp. or its affiliates could have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against PNC Mortgage Securities Corp. or its affiliates.

The Balanced Fund may also purchase obligations issued or guaranteed by the U.S. Government and U.S. Government agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury. Others are supported by the right of the issuer to borrow from the U.S. Treasury; and still others are sup-ported only by the credit of the agency or instrumentality issuing the obliga-tion. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Certain U.S. Treasury and agency securities may be held by trusts that issue participation certificates (such as Treasury income growth receipts ("TIGRs") and certificates of accrual on Treasury certificates ("CATs")). The Balanced Portfolio may purchase these certificates, as well as Treasury receipts and other stripped securities, which represent beneficial ownership interests in either future interest payments or the future principal payments on U.S. Government obligations. These instruments are issued at a dis-count to their "face value" and may (particularly in the case of stripped mort-gage-backed securities) exhibit greater price volatility than ordinary debt se-curities because of the manner in which their principal and interest are re-turned to investors.

The Balanced Portfolio may also purchase zero-coupon bonds (i.e., discount debt obligations that do not make periodic interest payments) and state and local government obligations. Zero-coupon bonds are subject to greater market fluctu-ations from changing interest rates than debt obligations of comparable maturi-ties which make current distributions of interest. Municipal obligations may be purchased when the Portfolio's sub-adviser believes that their return, on a pre-tax basis, will be comparable to the returns of other permitted invest-ments. Dividends paid by the Portfolio that are derived from interest on munic-ipal obligations will be taxable to shareholders.

To take advantage of attractive opportunities in the mortgage market and to en-hance current income, the Balanced Portfolio may enter into dollar roll trans-actions. A dollar roll transaction involves a sale by the Portfolio of a mort-gage-backed or other security concurrently with an agreement by the Portfolio to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated ma-turity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold. During the period be-tween the sale and repurchase, the Portfolio will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Portfolio, and the income from these investments will generate income for the Portfolio. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Portfolio compared with what the performance would have been without the use of dollar rolls. At the time that the Portfolio enters into a dollar roll transaction, it will place in a segregated account maintained with its custodian cash, U.S. Government securities or other liquid securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that its value is maintained. The Portfolio's dollar rolls, together with its reverse repurchase agreements and other borrowings, will not exceed, in the aggregate, 33 1/3% of the value of its total assets.

Dollar roll transactions involve the risk that the market value of the securi-ties the Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the Portfo-lio sells securities becomes insolvent, the Portfolio's right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the sub-adviser's ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be success-fully employed.

PORTFOLIO TURNOVER RATES. Under normal market conditions, it is expected that the annual portfolio turnover rate for each Portfolio (including both the eq-uity and fixed income portions of the Balanced Portfolio in the aggregate) and for the Index Master Portfolio will not exceed 150%. A Portfolio's annual port-folio turnover rate will not, however, be a factor preventing a sale or pur-chase when the adviser or sub-adviser believes investment considerations war-rant such sale or purchase. Portfolio turnover may vary greatly from year to year as well as within a particular year. High portfolio turnover rates (i.e., over 100%) will generally result in higher transaction costs to a Portfolio.

What Are The Portfolios' Fundamental Investment Limitations?
--------------------------------------------------------------------------------
A Portfolio's (other than the Index Master Portfolio) investment objective and policies may be changed by the Fund's Board of Trustees without shareholder ap-proval. However, shareholders will be given at least 30 days' notice before any such change. The investment objective of the Index Master Portfolio may not be changed without the approval of shareholders of that Portfolio. No assurance can be provided that a Portfolio will achieve its investment objective.

Each Portfolio has also adopted certain fundamental investment limitations that may be changed only with the approval of a "majority of the outstanding shares of a Portfolio" (as defined in the Statement of Additional Information). Sev-eral of the Portfolios' fundamental investment policies, which are set forth in full in the Statement of Additional Information, are summarized below.

No Portfolio may:

(1) purchase securities (except U.S. Government securities (and, in the case of the Index Master Portfolio, obligations of instrumentalities of the U.S. Government) and related repurchase agreements) if more than 5% of its total assets will be invested in the securities of any one issuer, except that up to 25% of a Portfolio's total assets may be invested without regard to this 5% limitation;

(2) subject to the foregoing 25% exception (other than with respect to the In-dex Master Portfolio), purchase more than 10% of the outstanding voting se-curities of any issuer;

(3) invest 25% or more of its total assets in one or more issuers conducting their principal business activities in the same industry; and

(4) borrow money in amounts over one-third of the value of its total assets (33% of net assets in the case of the Index Master Portfolio) at the time of such borrowing.

These investment limitations are applied at the time investment securities are purchased. Notwithstanding the investment limitations, the Index Equity Portfo-lio may invest all of its assets in shares of an open-end management investment company with substantially the same investment objective, policies and limita-tions of that Portfolio.

In order to permit the sale of its shares in certain states, the Fund may make commitments more restrictive than the investment policies and limitations de-scribed in this Prospectus. If the Fund determines that any commitment is no longer in the best interests of a Portfolio, it will revoke the commitment by terminating sales of shares of the Portfolio in the state involved.

Who Manages The Fund?
--------------------------------------------------------------------------------
BOARD OF
TRUSTEES The business and affairs of the Fund and of The DFA Investment Trust Company (in which the assets of the Fund's Index Equity Portfolio are invested) are managed under the direction of their separate Boards of Trustees. The following persons currently serve as trustees of Compass Capital Funds:

                William O. Albertini--Executive Vice President and Chief Fi-nancial Officer of Bell Atlantic Corporation.

                Raymond J. Clark--Treasurer of Princeton University.

                Robert M. Hernandez--Vice Chairman and Chief Financial Officer of USX Corporation.

                Anthony M. Santomero--Deputy Dean of The Wharton School, Uni-versity of Pennsylvania.

                David R. Wilmerding, Jr.--President of Gates, Wilmerding, Carper & Rawlings, Inc.

              The Statement of Additional Information furnishes additional in-formation about the trustees and officers of both the Fund and The DFA Investment Trust Company.

ADVISER AND
SUB-          The Adviser to Compass Capital Funds is PNC Asset Management
ADVISERS      Group, Inc. ("PAMG"), except with respect to the Index Equity
              Portfolio. Each of the Portfolios within the Compass Capital
              Fund family is managed by a specialized portfolio manager who is a member of one of PAMG's portfolio management subsidiaries.

              The Portfolios (other than the Index Equity Portfolio) and their investment sub-advisers and portfolio managers are as follows:

                             INVESTMENT
COMPASS CAPITAL PORTFOLIO    SUB-ADVISER            PORTFOLIO MANAGER
-------------------------  ---------------          -----------------
Value Equity               PCM/(1)/        Benedict E. Capaldi; Vice President
                                           of PCM since 1995; prior to joining
                                           PCM, Senior Vice President and
                                           portfolio manager with Radnor
                                           Capital Management, President of
                                           Chestnut Hill Advisors, Inc. and
                                           Managing Director of Brandywine
                                           Asset Management, Inc.; Portfolio
                                           manager since 1995.

                                  INVESTMENT
COMPASS CAPITAL PORTFOLIO        SUB-ADVISER                 PORTFOLIO MANAGER
-------------------------  ------------------------          -----------------
Growth Equity              PEAC(/2/)                Robert K. Urquhart; Managing
                                                    Director of PEAC's Large Cap Growth
                                                    Equity Investments area since 1995;
                                                    prior to joining PEAC, Chief
                                                    Investment Officer and partner of
                                                    Cole Financial Group, Inc., a
                                                    partner of Seacliff Holdings, Inc.
                                                    and of RCM Capital Management;
                                                    Portfolio manager since 1995.
Small Cap Value Equity     PCM(/1/)                 Christian K. Stadlinger; Vice
                                                    President of PCM since July 1996;
                                                    prior to joining PCM, Portfolio
                                                    Manager and Research Analyst with
                                                    Morgan Stanley Asset Management;
                                                    Portfolio manager since July 1996.
Small Cap Growth Equity    PEAC(/2/)                William J. Wykle; investment manager
                                                    with PEAC since 1995; investment
                                                    manager with PNC Bank, National
                                                    Association from 1986 to 1995;
                                                    Portfolio manager since its
                                                    inception.
Mid-Cap Value Equity       PCM(/1/)                 Benedic E. Capaldi (see above);
                                                    Portfolio co-manager since its
                                                    inception.
Mid-Cap Growth Equity      PEAC(/2/)                Daniel B. Egan; portfolio manager
                                                    with PCM since 1995; director of
                                                    investment strategy at PAMG during
                                                    1995; portfolio manager with PEAC
                                                    during 1995; Portfolio co-manager
                                                    prior to inception. William J. Wykle
                                                    (see above); Portfolio co-manager
                                                    since its inception.
                                                    [McVail Bio]
International Equity       CastleInternational(/4/) Gordon Anderson; Managing Director
                                                    and Chief Investment Officer since
                                                    1996; prior to joining
                                                    CastleInternational, Investment
                                                    Director of Dunedin Fund Managers
                                                    Ltd.; Portfolio manager since 1996.
International Emerging     CastleInternational(/4/) Euan Rae; Senior Investment Manager
 Markets                                            since 1996; prior to joining
                                                    CastleInternational, Head of
                                                    Emerging Markets at Dunedin Fund
                                                    Managers Ltd. and investment manager
                                                    with Edinburgh Fund Managers;
                                                    Portfolio manager since 1996.

                                INVESTMENT
COMPASS CAPITAL PORTFOLIO      SUB-ADVISER               PORTFOLIO MANAGER
-------------------------  --------------------          -----------------
Select Equity              PCM(/1/)             Daniel B. Eagan (see above);
                                                Portfolio manager since 1995.
Balanced                   PCM and              Daniel B. Eagan (see above);
                           BlackRock(/1/) (/3/) Portfolio co-manager since 1994.
                                                Robert S. Kapito; Vice Chairman of
                                                BlackRock since 1988; Portfolio co-
                                                manager since 1995.
                                                Keith T. Anderson; Managing Director
                                                and co-chair of Portfolio Management
                                                Group and Investment Strategy
                                                Committee of BlackRock since 1988;
                                                Portfolio co-manager since 1995.

(1) Provident Capital Management, Inc. ("PCM") has its primary offices at 1700 Market Street, 27th Floor, Philadelphia, PA 19103.
(2) PNC Equity Advisors Company ("PEAC") has its primary offices at 1835 Market Street, 15th Floor, Philadelphia, PA 19103.
(3) BlackRock Financial Management, Inc. ("BlackRock") has its primary offices at 345 Park Avenue, New York, New York 10154.

(4) CastleInternational Asset Management Limited ("CastleInternational") has its primary offices at 7 Castle Street, Edinburgh, Scotland, EH3 3AM.

                 PAMG was organized in 1994 to perform advisory services for investment companies, and has its principal offices at 1835 Market Street, Philadelphia, Pennsylvania 19103. PAMG is an indirect wholly-owned subsidiary of PNC Bank Corp., a multi-bank holding company.

                 For their investment advisory and sub-advisory services, PAMG and the Portfolios' sub-advisers are entitled to fees, com-puted daily on a portfolio-by-portfolio basis and payable monthly, at the maximum annual rates set forth below. As stated under "What Are the Expenses of the Portfolios?" PAMG and the sub-advisers intend to waive a portion of their fees during the current fiscal year. All sub-advisory fees are paid by PAMG and do not represent an extra charge to the Portfolios.

             MAXIMUM ANNUAL CONTRACTUAL FEE RATE FOR EACH PORTFOLIO EXCEPT THE INDEX EQUITY PORTFOLIO AND THE INTERNATIONAL
                           PORTFOLIOS (BEFORE WAIVERS)

                                   Investment  Sub-Advisory
                                  Advisory Fee     Fee
                                  ------------ ------------
        Average Daily Net Assets
        first $1 billion              .550%        .400%
        $1 billion--$2 billion        .500         .350
        $2 billion--$3 billion        .475         .325
        greater than $3 billion       .450         .300

                  MAXIMUM ANNUAL CONTRACTUAL FEE RATE FOR THE
                INTERNATIONAL EQUITY PORTFOLIO (BEFORE WAIVERS)

                                   Investment  Sub-Advisory
                                  Advisory Fee     Fee
                                  ------------ ------------
        Average Daily Net Assets
        first $1 billion              .750%        .600%
        $1 billion--$2 billion        .700         .550
        $2 billion--$3 billion        .675         .525
        greater than $3 billion       .650         .500

                  MAXIMUM ANNUAL CONTRACTUAL FEE RATE FOR THE
                    INTERNATIONAL EMERGING MARKETS PORTFOLIO
                                (BEFORE WAIVERS)

                                   Investment  Sub-Advisory
        Average Daily Net Assets  Advisory Fee     Fee
        ------------------------  ------------ ------------
        first $1 billion             1.250%       1.100%
        $1 billion -- $2 billion     1.200        1.050
        $2 billion -- $3 billion     1.155        1.005
        greater than $3 billion      1.100        0.950

                Although the advisory fee rate payable by the International Emerging Markets Portfolio is higher than the rate payable by mutual funds investing in domestic securities, the Fund be-lieves it is comparable to the rates paid by many other funds with similar investment objectives and policies and is appro-priate for the Portfolio in light of its investment objective and policies.

                For their last fiscal year the Portfolios paid investment ad-visory fees at the following annual rates (expressed as a per-centage of average daily net assets) after voluntary fee waiv-ers: Value Equity Portfolio, .50%; Growth Equity Portfolio, .50%; Small Cap Value Equity Portfolio, .53%; Small Cap Growth Equity Portfolio, .53%; International Equity Portfolio, .70%; International Emerging Markets Portfolio, 1.15%; Select Equity Portfolio, .50%; and Balanced Portfolio, .50%. For the period from October 1, 1995 through June 1, 1996, the Index Equity Portfolio paid investment advisory fees to its former invest-
                ment adviser at the annual rate of   % of its average daily
                net assets.

                The sub-advisers to each Portfolio strive to achieve best exe-cution on all transactions. Infrequently, brokerage transac-tions for the Portfolios may be directed through registered broker/dealers who have entered into dealer agreements with Compass Capital's distributor.

ADVISER TO
INDEX         Dimensional Fund Advisors Inc. ("DFA"), located at 1299 Ocean
MASTER        Avenue, 11th Floor, Santa Monica, CA 90401, serves as investment
PORTFOLIO     adviser to the Index Master Portfolio.

              DFA was organized in May 1981 and is engaged in the business of providing investment management services to institutional in-vestors. DFA's assets under management totalled approximately
              $   billion at October 31, 1996. David G. Booth and Rex A.
              Sinquefield, both of whom are trustees and officers of The DFA Investment Trust Company and directors, officers and sharehold-ers of DFA, may be deemed controlling persons of DFA.

              Investment decisions for the Index Master Portfolio are made by the Investment Committee of DFA, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee is composed of certain officers and directors of DFA who are elected annually. DFA provides the Index Master Portfo-lio with a trading department and selects brokers and dealers to effect securities transactions.

              For the investment advisory services provided to the Index Mas-ter Portfolio under the advisory agreement, DFA is entitled to receive a fee at the annual rate of .025% of the Index Master Portfolio's average daily net assets. For the Index Master Port-folio's fiscal year ended November 30, 1996, DFA received a monthly fee for its investment advisory services which, on an annual basis, equaled .025% of the Index Master Portfolio's net assets.

ADMINISTRATORSCompass Capital Group, Inc. ("CCG"), PFPC Inc. ("PFPC") and Com-
              pass Distributors, Inc. ("CDI") (the "Administrators") serve as the Fund's co-administrators. CCG and PFPC are indirect wholly-owned subsidiaries of PNC Bank Corp. CDI is a wholly-owned sub-sidiary of Provident Distributors, Inc. ("PDI"). A majority of the outstanding stock of PDI is owned by its officers and the remaining outstanding stock is owned by Pennsylvania Merchant Group Ltd.

              The Administrators generally assist the Fund in all aspects of its administration and operation, including matters relating to the maintenance of financial records and fund accounting. As compensation for these services, CCG is entitled to receive a fee, computed daily and payable monthly, at an annual rate of .03% of each Portfolio's average daily net assets, and PFPC and CDI are entitled to receive a combined fee, computed daily and payable monthly, at an annual rate of .20% of the first $500 million of each Portfolio's average daily net assets, .18% of the next $500 million of each Portfolio's average daily net as-sets, .16% of the next $1 billion of each Portfolio's average daily net assets and .15% of each Portfolio's average daily net assets in excess of $2 billion. From time to time the Administrators may waive some or all of their administration fees from a Portfolio. PFPC serves as the ad-ministrative services, dividend disbursing and transfer agent to the Index Master Portfolio, for which PFPC is entitled to compensation at the annual rate of .015% of the Index Master Portfolio's net assets.

                For information about the operating expenses the Portfolios paid for the most recent fiscal year, see "What Are The Expenses Of The Portfolios?"

TRANSFER        PNC Bank serves as the Portfolios' custodian and PFPC serves
AGENT,          as their transfer agent and dividend disbursing agent.
DIVIDEND
DISBURSING
AGENT AND
CUSTODIAN

SHAREHOLDER
SERVICING       The Fund intends to enter into service arrangements with in-
                stitutional investors ("Institutions") (including PNC Bank,
                National Association and its affiliates) which provide that the Institutions will render support services to their custom-ers who are the beneficial owners of Service Shares. These services are intended to supplement the services provided by the Fund's Administrators and transfer agent to the Fund's shareholders of record. In consideration for payment of a shareholder processing fee of up to .15% (on an annualized ba-sis) of the average daily net asset value of Service Shares owned beneficially by their customers, Institutions may pro-vide one or more of the following services: processing pur-chase and redemption requests from customers and placing or-ders with the Fund's transfer agent or the distributor;
                processing dividend payments from the Fund on behalf of cus-tomers; providing sub-accounting with respect to Service
                Shares beneficially owned by customers or the information nec-essary for sub-accounting; and providing other similar servic-es. In consideration for payment of a separate shareholder servicing fee of up to .15% (on an annualized basis) of the average daily net asset value of Service Shares owned benefi-cially by their customers, Institutions may provide one or more of these additional services to such customers: respond-ing to customer inquiries relating to the services performed by the Institution and to customer inquiries concerning their investments in Service Shares; assisting customers in desig-nating and changing dividend options, account designations and addresses; and providing other similar shareholder liaison services. Customers who are beneficial owners of Service
                Shares should read this Prospectus in light of the terms and fees governing their accounts with Institutions.

              Conflict-of-interest restrictions may apply to the receipt of compensation paid by the Fund in connection with the investment of fiduciary funds in Portfolio shares. Institutions, including banks regulated by the Comptroller of the Currency, Federal Re-serve Board and state banking commissions, and investment advis-ers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal counsel before entering into agreements with the Fund.

              The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of under-writing securities. It is intended that the services provided by Institutions under their service agreements will not be prohib-ited under these laws. Under state securities laws, banks and financial institutions that receive payments from the Fund may be required to register as dealers.

EXPENSES Expenses are deducted from the total income of each Portfolio before dividends and distributions are paid. Expenses include, but are not limited to, fees paid to the investment adviser and the Administrators, transfer agency and custodian fees, trustee fees, taxes, interest, professional fees, shareholder servicing and processing fees, fees and expenses in registering and quali-fying the Portfolios and their shares for distribution under Federal and state securities laws, expenses of preparing pro-spectuses and statements of additional information and of print-ing and distributing prospectuses and statements of additional information to existing shareholders, expenses relating to shareholder reports, shareholder meetings and proxy solicita-tions, insurance premiums, the expense of independent pricing services, and other expenses which are not expressly assumed by PAMG or the Fund's service providers under their agreements with the Fund. Any general expenses of the Fund that do not belong to a particular investment portfolio will be allocated among all investment portfolios by or under the direction of the Board of Trustees in a manner the Board determines to be fair and equita-ble.

How Are Shares Purchased And Redeemed?
--------------------------------------------------------------------------------

DISTRIBUTOR. Shares of each Portfolio of the Fund are offered on a continuous basis by CDI as distributor (the "Distributor"). CDI maintains its principal offices at 259 Radnor-Chester Road, Suite 120, Radnor, Pennsylvania 19087.

The Fund has adopted a distribution plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. The Plan permits CDI, PAMG, the Administrators and other companies that receive fees from the Fund to make payments relating to distri-bution and sales support activities out of their past profits or other sources available to them. The Fund is not required or permitted under the Plan to make distribution payments with respect to Service Shares.

PURCHASE OF SHARES. Service Shares are offered without a sales load to Institutions acting on behalf of their customers, as well as to certain persons who were shareholders of Compass Capital Group of Funds at the time of its combination with The PNC(R) Fund during the first quarter of 1996. Service Shares will normally be held of record by Institutions or in the names of nominees of Institutions. Share purchases are normally effected through a customer's account at an Institution through procedures established in connection with the requirements of the account. In these cases, confirmations of share purchases and redemptions will be sent to the Institutions. Beneficial ownership of shares will be recorded by the Institutions and reflected in the account statements provided by such Institutions to their customers. Investors wishing to purchase shares should contact their Institutions.

Service Shares are sold at their net asset value per share next computed after an order is received by PFPC. Orders received by PFPC by 4:00 p.m. (Eastern
Time) on a Business Day are priced the same day. A "Business Day" is any week-day that the New York Stock Exchange (the "NYSE") and the Federal Reserve Bank of Philadelphia (the "FRB") are open for business. Purchase orders may be placed by telephoning PFPC at (800) 441-7450. Orders received by PFPC after 4:00 p.m. (Eastern Time) are priced on the following Business Day.

Payment for Service Shares must normally be made in Federal funds or other funds immediately available to the Fund's custodian. Payment may also, in the discretion of the Fund, be made in the form of securities that are permissible investments for the respective Portfolios. For further information, see the Statement of Additional Information. The minimum initial investment is $5,000; however, Institutions may set a higher minimum for their customers. There is no minimum subsequent investment requirement.

Compass Capital may in its discretion waive the minimum investment amount and may reject any order for Service Shares.

REDEMPTION OF SHARES. Customers of Institutions may redeem Service Shares in accordance with the procedures applicable to their accounts with the Institutions. These procedures will vary according to the type of account and the Institution involved, and customers should consult their account managers in this regard. It is the responsibility of Institutions to transmit redemption orders to PFPC and credit their customers' accounts with redemption proceeds on a timely basis. In the case of shareholders holding share certificates, the certificates must accompany the redemption request.

Institutions may place redemption orders by telephoning PFPC at (800) 441-7450. Shares are redeemed at their net asset value per share next determined after PFPC's receipt of the redemption order. The Fund, the Administrators and the Distributor will employ reasonable procedures to confirm that instructions com-municated by telephone are genuine. The Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures.

Payment for redeemed shares for which a redemption order is received by PFPC before 4:00 p.m. (Eastern Time) on a Business Day is normally made in Federal funds wired to the redeeming Institution on the next Business Day, provided that the Fund's custodian is also open for business. Payment for redemption or-ders received after 4:00 p.m. (Eastern Time) or on a day when the Fund's custo-dian is closed is normally wired in Federal funds on the next Business Day fol-lowing redemption on which the Fund's custodian is open for business. The Fund reserves the right to wire redemption proceeds within seven days after receiv-ing a redemption order if, in the judgment of PAMG, an earlier payment could adversely affect a Portfolio. No charge for wiring redemption payments is im-posed by the Fund, although Institutions may charge their customer accounts for redemption services. Information relating to such redemption services and charges, if any, should be obtained by customers from their Institutions.

During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Redemption requests may also be mailed to PFPC at 400 Bellevue Parkway, Wilmington, DE 19809.

The Fund may redeem Service Shares in any Portfolio account if the account bal-ance drops below $5,000 as the result of redemption requests and the share-holder does not increase the balance to at least $5,000 upon thirty days' writ-ten notice. If a customer has agreed with an Institution to maintain a minimum balance in his or her account with the Institution, and the balance in the ac-count falls below that minimum, the customer may be obligated to redeem all or part of his or her shares in the Portfolios to the extent necessary to maintain the minimum balance required.

The Fund may also suspend the right of redemption or postpone the date of pay-ment upon redemption for such periods as are permitted under the 1940 Act, and may redeem shares involuntarily or make payment for redemption in securities or other property when determined appropriate in light of the Fund's responsibili-ties under the 1940 Act. See "Purchase and Redemption Information" in the Statement of Additional Information for examples of when such redemption might be appropriate.

What Special Purchase And Redemption Procedures May Apply?
--------------------------------------------------------------------------------
Persons who were shareholders of an investment portfolio of the Compass Capital Group of Funds at the time of the portfolio's combination with The PNC(R) Fund may also purchase and redeem Service Shares of the same Portfolio and for the same account in which they held shares on that date through the procedures de-scribed in this section.

PURCHASES. Purchase orders may be placed through PFPC. The minimum investment is $100. Purchases through the Automatic Investment Plan described below are subject to a lower purchase minimum. The name of the Portfolio with respect to which shares are purchased must appear on the check or Federal Reserve Draft. Investors may also wire Federal funds in connection with the purchase of shares. The wire instructions must include the name of the Portfolio, class of the Portfolio, the name of the account registration, and the shareholder ac-count number. Before wiring any funds, however, an investor must call PFPC at
(800) 441-7762 in order to confirm the wire instructions. Purchase orders which are received by PFPC, together with payment, before the close of regular trad-ing hours on the NYSE (currently 4:00 p.m. Eastern Time) on any Business Day (as defined above) are priced according to the net asset value next determined on that day.

The Portfolios offer an Automatic Investment Plan ("AIP") whereby an investor in shares of a Portfolio may arrange for periodic investments in that Portfolio through automatic deductions from a checking or savings account by completing the AIP Application Form which may be obtained from PFPC. The minimum pre-au-thorized investment amount is $50.

REDEMPTIONS. Shareholders may redeem for cash some or all of their shares of the Portfolios at any time by sending a written redemption request in proper form to Compass Capital Funds c/o PFPC Inc., P.O. Box 8907, Wilmington, Dela-ware 19899-8907.

Except as noted below, a request for redemption must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $25,000, or if the proceeds are not to be paid to the record owner at the rec-ord address, or if the shareholder is a corporation, partnership, trust or fi-duciary, signature(s) must be guaranteed by any eligible guarantor institution. Eligible guarantor institutions generally include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

Generally, a properly signed written request with any required signature guar-antee is all that is required for a redemption. In some cases, however, other documents may be necessary. Shareholders holding share certificates must send their certificates with the redemption request. Additional documentary evidence of authority is required by PFPC in the event redemption is requested by a cor-poration, partnership, trust, fiduciary, executor or administrator.

If a shareholder has given authorization for expedited redemption, shares can be redeemed by telephone and the proceeds sent by check to the shareholder or by Federal wire transfer to a single previously designated bank account. Once authorization is on file, PFPC will honor requests by any person by telephone at (800) 441-7762 (in Delaware call collect (302) 791-1194) or other means. The minimum amount that may be sent by check is $500, while the minimum amount that may be wired is $10,000. Compass Capital reserves the right to change these minimums or to terminate these redemption privileges. If the proceeds of a redemption would exceed $25,000, the redemption request must be in writing and will be subject to the signature guarantee requirement described above. This privilege may not be used to redeem shares in certificated form.

During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Redemption requests may also be mailed to PFPC at P.O. Box 8907, Wilmington, Delaware 19899-8907.

Compass Capital is not responsible for the efficiency of the Federal wire sys-tem or the shareholder's firm or bank. Compass Capital does not currently charge for wire transfers. The shareholder is responsible for any charges im-posed by the shareholder's bank. To change the name of the single designated bank account to receive wire redemption proceeds, it is necessary to send a written request (with a guaranteed signature as described above) to Compass Capital Funds c/o PFPC, P.O. Box 8907, Wilmington, Delaware 19899-8907.

Compass Capital reserves the right to refuse a telephone redemption if it be-lieves it advisable to do so. The Fund, the Administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Compass Capital, the Administrators and the Distributor will not be liable for any loss, liability, cost or expense for acting upon telephone instructions reasonably believed to be genuine in accordance with such procedures.

Compass Capital offers a Systematic Withdrawal Plan ("SWP") which may be used by investors who wish to receive regular distributions from their accounts. Upon commencement of the SWP, the account must have a current value of $10,000 or more in a Portfolio. Shareholders may elect to receive automatic cash pay-ments of $100 or more either monthly, every other month, quarterly, three times a year, semi-annually, or annually. Automatic withdrawals are normally proc-essed on the 25th day of the applicable month or, if such day is not a Business Day, on the next Business Day and are paid promptly thereafter. An investor may utilize the SWP by completing the SWP Application Form which may be obtained from PFPC.

Shareholders should realize that if withdrawals exceed income dividends their invested principal in the account will be depleted. To participate in the SWP, shareholders must have their dividends automatically reinvested. Shareholders may change or cancel the SWP at any time, upon written notice to PFPC.

How Is Net Asset Value Calculated?
--------------------------------------------------------------------------------
Net asset value is calculated separately for Service Shares of each Portfolio as of the close of regular trading hours on the NYSE (currently 4:00 p.m. East-ern Time) on each Business Day by dividing the value of all securities and other assets owned by a Portfolio (including, for the Index Equity Portfolio, all of its shares in the Index Master Portfolio) that are allocated to its Service Shares, less the liabilities charged to its Service Shares, by the num-ber of its Service Shares that are outstanding. The net asset value per share of the Index Master Portfolio is calculated as of the close of the NYSE by di-viding the total market value of its investments and other assets, less any li-abilities, by the total outstanding shares of the Index Master Portfolio.

Most securities held by a Portfolio are priced based on their market value as determined by reported sales prices or the mean between their bid and asked prices. Portfolio securities which are primarily traded on foreign securities exchanges are normally valued at the preceding closing values of such securi-ties on their respective exchanges. Securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Board of Trustees or, in the case of the Index Master Portfolio, The DFA Investment Trust Company's Board of Trustees. The amortized cost method of valuation will also be used with respect to debt obligations with sixty days or less remaining to maturity unless a Portfolio's sub-adviser under the supervision of the Board of Trustees determines such method does not represent fair value.

How Frequently Are Dividends And Distributions Made To Investors?
--------------------------------------------------------------------------------
Each Portfolio will distribute substantially all of its net investment income and net realized capital gains, if any, to shareholders. The net investment in-come of each Portfolio is declared quarterly as a dividend to investors who are shareholders of the Portfolio at the close of business on the day of declara-tion. All dividends are paid within ten days after the end of each quarter. Any net realized capital gains (including net short-term capital gains) will be distributed by each Portfolio at least annually. The period for which dividends are payable and the time for payment are subject to change by the Fund's Board of Trustees.

Distributions are reinvested at net asset value in additional full and frac-tional Service Shares of the relevant Portfolio, unless a shareholder elects to receive distributions in cash. This election, or any revocation thereof, must be made in writing to PFPC, and will become effective with respect to distribu-tions paid after its receipt by PFPC.

The Index Equity Portfolio seeks its investment objective by investing all of its investable assets in the Index Master Portfolio, and the Index Equity Port-folio is allocated its pro rata share of the ordinary income and expenses of the Index Master Portfolio. This net income, less the Index Equity Portfolio's expenses incurred in operations, is the Index Equity Portfolio's net investment income from which dividends are distributed as described above. The Index Mas-ter Portfolio also allocates to the Index Equity Portfolio its pro rata share of capital gains, if any, realized by the Index Master Portfolio.

How Are Fund Distributions Taxed?
--------------------------------------------------------------------------------

Each Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. If a Portfolio qualifies, it generally will be relieved of Federal income tax on amounts dis-tributed to shareholders, but shareholders, unless otherwise exempt, will pay income or capital gains taxes on distributions (except distributions that are treated as a return of capital), whether the distributions are paid in cash or reinvested in additional shares.

Distributions paid out of a Portfolio's "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), if any, will be taxed to shareholders as long-term capital gain, regardless of the length of time a shareholder holds shares. All other distributions, to the extent taxable, are taxed to shareholders as ordinary income.

Dividends paid by the Portfolios will be eligible for the dividends received deduction allowed to certain corporations only to the extent of the total qual-ifying dividends received by a Portfolio from domestic corporations for a tax-able year. Corporate shareholders will have to take into account the entire amount of any dividend received in making certain adjustments for Federal al-ternative minimum and environmental tax purposes. The dividends received deduc-tion is not available for capital gain distributions.

The Fund will send written notices to shareholders annually regarding the tax status of distributions made by each Portfolio. Dividends declared in October, November or December of any year payable to shareholders of record on a speci-fied date in those months will be deemed to have been received by the share-holders on December 31 of such year, if the dividends are paid during the fol-lowing January.

An investor considering buying shares on or just before a dividend record date should be aware that the amount of the forthcoming dividend payment, although in effect a return of capital, will be taxable.

A taxable gain or loss may be realized by a shareholder upon the redemption, transfer or exchange of shares depending upon their tax basis and their price at the time of redemption, transfer or exchange.

Dividends and certain interest income earned by a Portfolio from foreign secu-rities may be subject to foreign withholding taxes or other taxes. So long as more than 50% of the value of a Portfolio's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Port-folio may elect, for U.S. Federal income tax purposes, to treat certain foreign taxes paid by it, including generally any withholding taxes and other foreign income taxes, as paid by its shareholders. It is possible that the Interna-tional Equity and International Emerging Markets Portfolios will make this election in certain years. If a Portfolio makes the election, the amount of such foreign taxes paid by the Portfolio will be included in its shareholders' income pro rata (in addition to taxable distributions actually received by them), and each shareholder will be entitled either (a) to credit a proportionate amount of such taxes against a shareholder's U.S. Federal income tax liabilities, or (b) if a shareholder itemizes deductions, to deduct such proportionate amounts from U.S. Federal taxable income.

The Index Master Portfolio is classified as a partnership for Federal income tax purposes. As such, the Index Master Portfolio will not be subject to Fed-eral income tax, and the Index Equity Portfolio will be allocated its propor-tionate share of the income and realized and unrealized gains and losses of the Index Master Portfolio.

This is not an exhaustive discussion of applicable tax consequences, and in-vestors may wish to contact their tax advisers concerning investments in the Portfolios. The application of state and local income taxes to investments in the Portfolios may differ from the Federal income tax consequences described above. In addition, shareholders who are non-resident alien individuals, for-eign trusts or estates, foreign corporations or foreign partnerships may be subject to different Federal income tax treatment. Future legislative or admin-istrative changes or court decisions may materially affect the tax consequences of investing in the Portfolios.

How Is The Fund Organized?
--------------------------------------------------------------------------------

The Fund was organized as a Massachusetts business trust on December 22, 1988 and is registered under the 1940 Act as an open-end management investment com-pany. On January 12, 1996 the Fund changed its name from The PNC(R) Fund to Compass Capital Funds SM. The Declaration of Trust authorizes the Board of Trustees to classify and reclassify any unissued shares into one or more clas-ses of shares. Pursuant to this authority, the Trustees have authorized the is-suance of an unlimited number of shares in thirty investment portfolios. Each Portfolio offers five separate classes of shares--Institutional Shares, Service Shares, Investor A Shares, Investor B Shares and Investor C Shares. This pro-spectus relates only to Service Shares of the eleven Portfolios described here-in.

Shares of each class bear their pro rata portion of all operating expenses paid by a Portfolio, except transfer agency fees and amounts payable under the Fund's Distribution and Service Plan. In addition, each class of Investor Shares is sold with different sales charges. Because of these "class expenses" and sales charges, the performance of a Portfolio's Institutional Shares is ex-pected to be higher than the performance of the Portfolio's Service Shares, and the performance of both the Institutional Shares and Service Shares of a Port-folio is expected to be higher than the performance of the Portfolio's three classes of Investor Shares. In addition, the performance of each class of In-vestor Shares may be different. The Fund offers various services and privileges in connection with its Investor Shares that are not generally offered in con-nection with its Institutional and Service Shares, including an automatic in-vestment plan and an automatic withdrawal plan. For further information regard-ing the Fund's Institutional or Investor Share classes, contact PFPC at (800) 441-7764 (Institutional Shares) or (800) 441-7762 (Investor Shares).

Each share of a Portfolio has a par value of $.001, represents an interest in that Portfolio and is entitled to the dividends and distributions earned on that Portfolio's assets that are declared in the discretion of the Board of Trustees. The Fund's shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held, and will vote in the aggregate and not by class, except where otherwise required by law or as determined by the Board of Trustees. The Fund does not currently intend to hold annual meetings of shareholders for the election of trustees (except as required under the 1940 Act). For a further discussion of the voting rights of shareholders, see "Additional Information Concerning Shares" in the Statement of Additional Information.

On __________, 1996, PNC Bank held of record approximately __% of the Fund's outstanding shares, as trustee on behalf of individual and institutional in-vestors, and may be deemed a controlling person of the Fund under the 1940 Act. PNC Bank is a subsidiary of PNC Bank Corp.

MASTER-FEEDER STRUCTURE. The Index Equity Portfolio, unlike many other invest-ment companies which directly acquire and manage their own portfolio of securi-ties, seeks to achieve its investment objective by investing all of its investable assets in the Index Master Portfolio. The

Index Equity Portfolio purchases shares of the Index Master Portfolio at net asset value. The net asset value of the Index Equity Portfolio responds to in-creases and decreases in the value of the Index Master Portfolio's securities and to the expenses of the Index Master Portfolio allocable to the Index Equity Portfolio (as well as its own expenses). The Index Equity Portfolio may with-draw its investment in the Index Master Portfolio at any time upon 30 days no-tice to the Index Master Portfolio if the Board of Trustees of the Fund deter-mines that it is in the best interests of the Index Equity Portfolio to do so. Upon withdrawal, the Board of Trustees would consider what action might be tak-en, including the investment of all of the assets of the Index Equity Portfolio in another pooled investment entity having the same investment objective as the Index Equity Portfolio or the hiring of an investment adviser to manage the In-dex Equity Portfolio's assets in accordance with the investment policies de-scribed above with respect to the Index Equity Portfolio.

The Index Master Portfolio is a separate series of The DFA Investment Trust Company (the "Trust"), which is a business trust created under the laws of the State of Delaware. The Index Equity Portfolio and other institutional investors that may invest in the Index Master Portfolio from time to time (e.g. other in-vestment companies) will each bear a share of all liabilities of the Index Mas-ter Portfolio. Under the Delaware Business Trust Act, shareholders of the Index Master Portfolio have the same limitation of personal liability as shareholders of a Delaware corporation. Accordingly, Fund management believes that neither the Index Equity Portfolio nor its shareholders will be adversely affected by reason of the Index Equity Portfolio's investing in the Index Master Portfolio.

The shares of the Index Master Portfolio are offered to institutional investors in private placements for the purpose of increasing the funds available for in-vestment and achieving economies of scale that might be available at higher as-set levels. The expenses of such other institutional investors and their re-turns may differ from those of the Index Equity Portfolio. While investment in the Index Master Portfolio by other institutional investors offers potential benefits to the Index Master Portfolio (and, indirectly, to the Index Equity Portfolio), economies of scale and related expense reductions might not be achieved. Also, if an institutional investor were to redeem its interest in the Index Master Portfolio, the remaining investors in the Index Master Portfolio could experience higher pro rata operating expenses and correspondingly lower returns. In addition, institutional investors that have a greater pro rata own-ership interest in the Index Master Portfolio than the Index Equity Portfolio could have effective voting control over the operation of the Index Master Portfolio.

Shares in the Index Master Portfolio have equal, non-cumulative voting rights, except as set forth below, with no preferences as to conversion, exchange, div-idends, redemption or any other feature. Shareholders of the Trust have the right to vote only (i) for removal of its trustees, (ii) with respect to such additional matters relating to the Trust as may be required by the applicable provisions of the 1940 Act and (iii) on such other matters as the trustees of the Trust may consider necessary or desirable. In addition, approval of the shareholders of the Trust is required to adopt any amendments to the Agreement and Declaration of Trust of the Trust which would adversely affect to a mate-rial degree the rights and preferences of the shares of the Index Master Port-folio or to increase or decrease their par value. The Index Master Port folio's shareholders will also be asked to vote on any proposal to change a fundamental policy (i.e. a policy that may be changed only with the approval of shareholders) of the Index Master Portfolio.

When the Index Equity Portfolio, as a shareholder of the Index Master Portfo-lio, votes on matters pertaining to the Index Master Portfolio, the Index Eq-uity Portfolio, if required under the 1940 Act or other applicable law, would hold a meeting of its shareholders and would cast its votes proportionately as instructed by Index Equity Portfolio shareholders. In such cases, shareholders of the Index Equity Portfolio, in effect, would have the same voting rights they would have as direct shareholders of the Index Master Portfolio.

The investment objective of the Index Master Portfolio may not be changed with-out approval of its shareholders. Shareholders of the Portfolio will receive written notice thirty days prior to the effective date of any change in the in-vestment objective of the Master Portfolio. If the Index Master Portfolio changes its investment objective in a manner which is inconsistent with the in-vestment objective of the Index Equity Portfolio and the Fund's Board of Trust-ees fails to approve a similar change in the investment objective of the Index Equity Portfolio, the Index Equity Portfolio would be forced to withdraw its investment in the Index Master Portfolio and either seek to invest its assets in another registered investment company with the same investment objective as the Index Equity Portfolio, which might not be possible, or retain an invest-ment adviser to manage the Index Equity Portfolio's assets in accordance with its own investment objective, possibly at increased cost. A withdrawal by the Index Equity Portfolio of its investment in the Index Master Portfolio could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to the Index Equity Portfolio. Should such a distribution occur, the Index Equity Portfolio could incur brokerage fees or other transaction costs in converting such securities to cash in order to pay redemptions. In ad-dition, a distribution in kind to the Index Equity Portfolio could result in a less diversified portfolio of investments and could adversely affect the li-quidity of the Portfolio.

The conversion of the Index Equity Portfolio into a feeder fund of the Index Master Portfolio was approved by shareholders of the Index Equity Portfolio at a meeting held on November 30, 1995. The policy of the Index Equity Portfolio, and other similar investment companies, to invest their investable assets in funds such as the Index Master Portfolio is a relatively recent development in the mutual fund industry and, consequently, there is a lack of substantial ex-perience with the operation of this policy. There may also be other investment companies or entities through which you can invest in the Index Master Portfo-lio which may have different sales charges, fees and other expenses which may affect performance. As of the date of this Prospectus, one other feeder fund invests all of its investable assets in the Index Master Portfolio. For infor-mation about other funds that may invest in the Master Index Portfolio, please contact DFA at (310) 395-8005.

How Is Performance Calculated?
--------------------------------------------------------------------------------

Performance information for Service Shares of the Portfolios may be quoted in advertisements and communications to shareholders. Total return will be calcu-lated on an average annual total return basis for various periods. Average an-nual total return reflects the average annual percentage change in value of an investment in Service Shares of a Portfolio over the measuring period. Total return may also be calculated on an aggregate total return basis. Aggregate to-tal return reflects the total percentage change in value over the measuring pe-riod. Both methods of calculating total return assume that dividend and capital gain distributions made by a Portfolio with respect to its Service Shares are reinvested in shares of the same class.

The yield of Service Shares of the Balanced Portfolio is computed by dividing the net income allocated to its Service Shares during a 30-day (or one month) period by the net asset value per share on the last day of the period and annualizing the result on a semi-annual basis.

The performance of a Portfolio's Service Shares may be compared to the perfor-mance of other mutual funds with similar investment objectives and to relevant indices, as well as to ratings or rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a Portfolio's Service Shares may be com-pared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Weisenberger Investment Company Service, and to the per-formance of the Dow Jones Industrial Average, the "stocks, bonds and inflation Index" published annually by Ibbotson Associates, the Lipper International Fund Index, the Lehman Government Corporate Bond Index and the Financial Times World Stock Index, as well as the benchmarks attached to this Prospectus. Performance information may also include evaluations of the Portfolios and their Service Shares published by nationally recognized ranking services, and information as reported in financial publications such as Business Week, Fortune, Institu-tional Investor, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature.

In addition to providing performance information that demonstrates the actual yield or return of Service Shares of a particular Portfolio, a Portfolio may provide other information demonstrating hypothetical investment returns. This information may include, but is not limited to, illustrating the compounding effects of dividends in a dividend reinvestment plan or the impact of tax-de-ferred investing.

Performance quotations for shares of a Portfolio represent past performance and should not be considered representative of future results. The investment re-turn and principal value of an investment in a Portfolio will fluctuate so that an investor's Service Shares, when redeemed, may be worth more or less than their original cost. Since performance will fluctuate, performance data for Service Shares of a Portfolio cannot necessarily be used to compare an invest-ment in such shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Performance is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses and market conditions. Any fees charged by brokers or other institu-tions directly to their customer accounts in connection with investments in Service Shares will not be included in the Portfolio performance calculations.

How Can I Get More Information?
--------------------------------------------------------------------------------
We believe that it is essential for shareholders to have access to information regarding their investment 24 hours a day, 7 days a week. The COMPASS CAPITAL FUNDS have an investor information line that can provide such access.

In addition to account information, other sources of information regarding each COMPASS CAPITAL Portfolio and its portfolio holdings, strategy and current div-idend and performance levels are available.

By selecting the appropriate source of information as listed below, investors can receive additional information on the COMPASS CAPITAL Portfolios by either using a toll-free number or through electronic access:

For Performance and Portfolio Management Questions dial (800) FUTURE4.

For Information Related to Share Purchases and Redemptions call COMPASS CAPITAL FUNDS at (800) 441-7450.

For Questions about Shareholder Accounts and Balances held directly at the Fund, call (800) 441-7764.

Information is also available on the Internet through the World Wide Web. Shareholders and investment professionals may access portfolio information, portfolio manager updates and market data by accessing http://www.compassfunds.com.

                                    APPENDIX

    COMPASS CAPITAL       PERFORMANCE
       PORTFOLIO           BENCHMARK                    DESCRIPTION
Value Equity             Russell 1000   An index composed of those Russell 1000
                         Value Index    securities with less-than-average growth
                                        orientation. Securities in this index
                                        generally have low price-to-book and price-
                                        earnings ratios, higher dividend yields and
                                        lower forecasted growth values than more
                                        growth-oriented securities in the Russell
                                        1000 Growth Index.
Growth Equity            Russell 1000   The Russell 1000 Growth Index contains
                         Growth Index   those Russell 1000 securities with a
                                        greater-than-average growth orientation.
                                        Companies in this index tend to exhibit
                                        higher price-to-book and price-earnings
                                        ratios, lower dividend yields and higher
                                        forecasted growth values than the Russell
                                        1000 Value Index.
Small Cap Value Equity   Russell 2000   An index of the smallest 2000 companies in
                         Index          the Russell 3000 Index, as ranked by total
                                        market capitalization. The Russell 2000
                                        Index is widely regarded in the industry to
                                        accurately capture the universe of small
                                        cap stocks.
Small Cap Growth Equity  Russell 2000   An index composed of those Russell 2000
                         Growth Index   securities with a greater-than-average
                                        growth orientation. Securities in this
                                        index generally have higher price-to-book
                                        and price-earnings ratios than those in the
                                        Russell 2000 Value Index.
Mid-Cap Value Equity     Russell Midcap The Russell Midcap Value Index consists of
                         Value Index    the bottom 800 securities of the Russell
                                        1000 Index with less-than-average growth
                                        orientation as ranked by total market
                                        capitalization.
Mid-Cap Growth Equity    Russell Midcap The Russell Midcap Growth Index consists of
                         Growth Index   the bottom 800 securities of the Russell
                                        1000 Index with greater-than-average growth
                                        orientation as ranked by total market
                                        capitalization.
International Equity     EAFE Index     An index composed of a sample of companies
                                        representative of the market structure of
                                        20 European and Pacific Basin countries.
                                        The Index represents the evolution of an
                                        unmanaged portfolio consisting of all
                                        domestically listed stocks.
International Emerging   MSCI Emerging  The Morgan Stanley Capital International
Markets                  Markets Free   (MSCI) Emerging Markets Free Index (EMF) is
                         Index          a market capitalization weighted index
                                        composed of companies representative of the
                                        market structure of 22 Emerging Market
                                        countries in Europe, Latin America, and the
                                        Pacific Basin. The MSCI EMF Index excludes
                                        closed markets and those shares in
                                        otherwise free markets which are not
                                        purchasable by foreigners.
Select Equity            S&P 500 Index  An unmanaged index of 500 selected common
                                        stocks, most of which are listed on the New
                                        York Stock Exchange. The Index is heavily
                                        weighted toward stocks with large market
                                        capitalizations and represents
                                        approximately two-thirds of the total
                                        market value of all domestic common stocks.
Index Equity             S&P 500 Index  An unmanaged index of 500 selected common
                                        stocks, most of which are listed on the New
                                        York Stock Exchange. The Index is heavily
                                        weighted toward stocks with large market
                                        capitalizations and represents
                                        approximately two-thirds of the total
                                        market value of all domestic common stocks.

COMPASS CAPITAL   PERFORMANCE
   PORTFOLIO       BENCHMARK                   DESCRIPTION
Balanced         S&P 500 Index An unmanaged index of 500 selected common
                               stocks, most of which are listed on the New
                               York Stock Exchange. The Index is heavily
                               weighted toward stocks with large market
                               capitalizations and represents
                               approximately two-thirds of the total
                               market value of all domestic common stocks.
                 Salomon Broad An unmanaged index of 3500 bonds. The Broad
                 Investment    Investment Grade Index is market
                 Grade Index   capitalization weighted and includes
                               Treasury, Government sponsored mortgages
                               and investment grade fixed rate corporates
                               with a maturity of 1 year or longer.

The Compass Capital Funds
--------------------------------------------------------------------------------

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTA-TIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL IN-FORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PRO-SPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                               -----------------

VALUE EQUITY PORTFOLIO

GROWTH EQUITY PORTFOLIO

SMALL CAP VALUE EQUITY PORTFOLIO

SMALL CAP GROWTH EQUITY PORTFOLIO

MID-CAP VALUE EQUITY PORTFOLIO

MID-CAP GROWTH EQUITY PORTFOLIO

INTERNATIONAL EQUITY PORTFOLIO

INTERNATIONAL EMERGING MARKETS PORTFOLIO

SELECT EQUITY PORTFOLIO

INDEX EQUITY PORTFOLIO

BALANCED PORTFOLIO


                                   THE EQUITY
                                   PORTFOLIOS

                                 SERVICE SHARES



                                   Prospectus

                              January 1, 1997

                           COMPASS CAPITAL FUNDS/SM/
             (INVESTOR A AND INVESTOR B SHARES OF THE VALUE EQUITY
          PORTFOLIO, GROWTH EQUITY PORTFOLIO, SMALL CAP GROWTH EQUITY
       PORTFOLIO, MID-CAP GROWTH EQUITY PORTFOLIO, CORE EQUITY PORTFOLIO,
        SMALL CAP VALUE EQUITY PORTFOLIO, MID-CAP VALUE EQUITY PORTFOLIO
     INDEX EQUITY PORTFOLIO, INTERNATIONAL EQUITY PORTFOLIO, INTERNATIONAL
               EMERGING MARKETS PORTFOLIO AND BALANCED PORTFOLIO)
                             CROSS REFERENCE SHEET


FORM N-1A ITEM                                     LOCATION
--------------                                     --------

      PART A                                       PROSPECTUS

1.    Cover page.............................      Cover Page

2.    Synopsis...............................      What Are The Expenses Of The
                                                   Portfolios?

3.    Condensed Financial Information........      What Are The Portfolios'
                                                   Financial Highlights?

4.    General Description of Registrant......      Cover Page; What Are The
                                                   Portfolios?; What Additional
                                                   Investment Policies Apply?;
                                                   What Are The Portfolios'
                                                   Fundamental Investment
                                                   Limitations?

5.    Management of the Fund.................      Who Manages The Fund?

5A.   Managements Discussion of Fund
        Performance..........................      Inapplicable

6.    Capital Stock and Other Securities.....      How Frequently Are Dividends
                                                   And Distributions Made To
                                                   Investors?; How Are Fund
                                                   Distributions Taxed?; How Is
                                                   The Fund Organized?

7.    Purchase of Securities Being Offered...      How Are Shares Purchased And
                                                   Redeemed?; How Is Net Asset
                                                   Value Calculated?; How Is The
                                                   Fund Organized?

8.    Redemption or Repurchase...............      How Are Shares Purchased and
                                                   Redeemed?

9.    Legal Proceedings......................      Inapplicable

The Equity Portfolios Investor Shares
                                                            January 1, 1997
--------------------------------------------------------------------------------

                Compass Capital Funds SM ("Compass Capital" or the "Fund") consists of thirty investment portfolios. This Prospectus de-scribes the Investor Shares of eleven of those portfolios (the "Portfolios"):

                 Value Equity Portfolio
                 Growth Equity Portfolio
                 Small Cap Value Equity Portfolio
                 Small Cap Growth Equity Portfolio

                 Mid-Cap Value Equity Portfolio

                 Mid-Cap Growth Equity Portfolio
                 International Equity Portfolio
                 International Emerging Markets Portfolio
                 Select Equity Portfolio
                 Index Equity Portfolio
                 Balanced Portfolio

                This Prospectus contains information that a prospective in-vestor needs to know before investing. Please keep it for fu-ture reference. A Statement of Additional Information dated January 1, 1997 has been filed with the Securities and Ex-change Commission (the "SEC"). The Statement of Additional In-formation may be obtained free of charge from the Fund by calling (800) 441-7762. The Statement of Additional Informa-tion, as supplemented from time to time, is incorporated by reference into this Prospectus.

                SHARES OF THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, PNC BANK, NATIONAL ASSOCIATION OR ANY OTHER BANK AND ARE NOT INSURED BY, GUARANTEED BY, OBLI-GATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENTS IN THE PORTFOLIOS INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

                The Index Equity Portfolio seeks to achieve its investment ob-jective by investing all of its investable assets in a series of shares (the "Index Master Portfolio") of The DFA Investment Trust Company, another open-end management investment company, rather than through a portfolio of various securities. The in-vestment experience of the Index Equity Portfolio corresponds directly with the investment experience of the Index Master Portfolio. The Index Master Portfolio has substantially the same investment objective, policies and limitations as the In-dex Equity Portfolio and, except as specifically noted, is also referred to as a "Portfolio" in this Prospectus. For ad-ditional information, see "How Is The Fund Organized?"

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Equity Portfolios Of Compass Capital Funds
--------------------------------------------------------------------------------

              The Equity Portfolios of COMPASS CAPITAL FUNDS consist of eleven diversified investment portfolios that provide investors with a broad spectrum of investment alternatives within the equity sec-tor. Eight of these Portfolios invest in U.S. stocks, two Port-folios invest in non-U.S. international stocks and one Portfolio invests in a combination of U.S. stocks and bonds. A detailed description of each Portfolio begins on page 20 and a summary of each Performance Benchmark is contained in the Appendix.

            COMPASS CAPITAL PORTFOLIO       PERFORMANCE BENCHMARK  LIPPER PEER GROUP
                                            Russell 1000 Value
              Value Equity                  Index                  Growth and Income
                                            Russell 1000 Growth
              Growth Equity                 Index                  Growth
              Small Cap Value Eq-
               uity                         Russell 2000 Index     Small Company Growth
              Small Cap Growth Eq-          Russell 2000 Growth
               uity                         Index                  Small Company Growth
                                            Russell Midcap Value
              Mid-Cap Value Equity          Index                  Midcap
              Mid-Cap Growth Equity         Russell Midcap Growth
                                            Index                  Midcap
              International Equity          EAFE Index             International
              International Emerg-
               ing                          MSCI                   Emerging Markets
                                            Emerging Markets Free
               Markets                      Index
              Select Equity                 S&P 500 Index          Growth and Income
              Index Equity                  S&P 500 Index          S&P 500 Index
              Balanced                      S&P 500 Index and      Balanced
                                            Salomon Broad
                                            Investment  Grade
                                            Index

              PNC Asset Management Group, Inc. ("PAMG") serves as the invest-ment adviser to each portfolio except the Index Equity Portfo-lio. Provident Capital Management, Inc. ("PCM"), PNC Equity Ad-visers Company ("PEAC") and BlackRock Financial Management, Inc. ("BlackRock") serve as sub-advisers to different Portfolios as described in this Prospectus. Dimensional Fund Advisors Inc. ("DFA") serves as investment adviser to the Index Master Portfo-lio.

UNDERSTANDING This Prospectus has been crafted to provide detailed, accurate
THE COMPASS   and comprehensive information on the Compass Capital Portfolios.
CAPITAL       We intend this document to be an effective tool as you explore
EQUITY        different directions in equity investing. You may wish to use
PORTFOLIOS    the table of contents on page 5 to find descriptions of the
              Portfolios, including the investment objectives, portfolio man-agement styles, risks and charges and expenses.

CONSIDERING      There can be no assurance that any mutual fund will achieve
THE RISKS IN     its investment objective. The Portfolios will hold equity se-
EQUITY           curities, and some or all of the Portfolios may acquire war-
INVESTING        rants, foreign securities and illiquid securities; enter into repurchase and reverse repurchase agreements; lend portfolio securities to third parties; and enter into futures contracts and options and forward currency exchange contracts. These and the other investment practices set forth below, and their associated risks, deserve careful consideration. Certain risks associated with international investments are height-ened because of currency fluctuations and investments in emerging markets. See "What Additional Investment Policies
                 And Risks Apply?"

INVESTING IN     For information on how to purchase and redeem shares of the
THE COMPASS      Portfolios, see "How Are Shares Purchased" and "How Are
CAPITAL FUNDS    Shares Redeemed?"

Asking The Key Questions
--------------------------------------------------------------------------------

                                                                          PAGE
            What Are The Expenses Of The Portfolios?.....................   6
            What Are The Portfolios' Financial Highlights?...............  10
            What Are The Portfolios?.....................................  20
            What Are The Differences Among The Portfolios?...............  21
            What Additional Investment Policies And Risks Apply?.........  23
            What Are The Portfolios' Fundamental Investment
             Limitations?................................................  33
            Who Manages The Fund?........................................  34
            What Pricing Options Are Available To Investors?.............  42
            What Are The Key Considerations In Selecting A Pricing
             Option?.....................................................  44
            How Are Shares Purchased?....................................  46
            How Are Shares Redeemed?.....................................  48
            What Are The Shareholder Features Of The Fund?...............  50
            What Is The Schedule Of Sales Charges And Exemptions?........  53
            How Is Net Asset Value Calculated?...........................  59
            How Frequently Are Dividends And Distributions Made To
             Investors?..................................................  60
            How Are Fund Distributions Taxed?............................  61
            How Is The Fund Organized?...................................  63
            How Is Performance Calculated?...............................  66
            How Can I Get More Information?..............................  68

What Are The Expenses Of The Portfolios?
-------------------------------------------------------------------------------

Below is a summary of the annual operating expenses incurred by Investor Shares of the Portfolios for the fiscal year ended September 30, 1996 as a percentage of average daily net assets. Because the Mid-Cap Value Equity Port-folio and Mid-Cap Growth Equity Portfolio are new, the figures shown for these two Portfolios are estimates for the current fiscal year. An example based on the summary is also shown.


                                                                                 SMALL CAP
                               VALUE EQUITY            GROWTH EQUITY           VALUE EQUITY
                                 PORTFOLIO               PORTFOLIO               PORTFOLIO
                          INVESTOR A  INVESTOR B  INVESTOR A  INVESTOR B  INVESTOR A  INVESTOR B
SHAREHOLDER TRANSACTION
 EXPENSES
Maximum Front-End Sales
 Charge(/1/)
 (as a percentage of
 offering price)                 4.5%        None        4.5%        None        4.5%        None
Maximum Deferred Sales
 Charge(/1/)(/2/)
 (as a percentage of
 offering price)                 None        4.5%        None        4.5%        None        4.5%
Sales Charge on
 Reinvested Dividends            None        None        None        None        None        None
ANNUAL PORTFOLIO
 OPERATING EXPENSES (AS
 A PERCENTAGE OF AVERAGE
 NET ASSETS)
Advisory fees (after fee
 waivers)(/3/)                   .50%        .50%        .50%        .50%        .53%        .53%
12b-1 fees(/3/)(/4/)             .00         .75         .00         .75         .00         .75
Other operating expenses
 (after fee waivers)
 (/3/)                           .72         .72         .72         .72         .80         .80
                               ------      ------      ------      ------      ------      ------
 Shareholder servicing
  fee                      .25         .25         .25         .25         .25         .25
 Shareholder processing
  fee                      .15         .15         .15         .15         .15         .15
 Other expenses            .32         .32         .32         .32         .40         .40
                          ----        ----        ----        ----        ----        ----
Total Portfolio
 operating expenses
 (after fee
 waivers)(/3/)                  1.22%       1.97%       1.22%       1.97%       1.33%       2.08%
                               ======      ======      ======      ======      ======      ======

(1) Reduced front-end sales charges may be available. A deferred sales charge of up to 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more. See "What Is the Schedule of Sales Charges and Ex-emptions?"
(2) This amount applies to redemptions during the first year. The deferred sales charge decreases for redemptions made in subsequent years. No de-ferred sales charge is charged after the sixth year on Investor B Shares. See "What Is the Schedule of Sales Charges and Exemptions?"

(3) "Other expenses" includes the administration fees payable by the Portfo-lios. Without waivers, advisory fees would be .55% and administration fees would be .23% for each class of each Portfolio. PAMG and the Portfolios' administrators are under no obligation to waive or continue waiving their fees, but have informed the Fund that they expect to waive fees as neces-sary to maintain the Portfolios' total operating expenses during the re-mainder of the current fiscal year at the levels set forth in the table. Without waivers, "Other operating expenses" would be: (i) .78%, .80% and .81%, respectively, for Investor A Shares; and (ii) .78%, .80% and .81%, respectively, for Investor B Shares; and "Total Portfolio operating ex-penses" would be: (iii) 1.33%, 1.35% and 1.36%, respectively, for Investor A Shares; and (iv) 2.08%, 2.10% and 2.11%, respectively, for Investor B Shares. The Portfolios do not expect to incur any 12b-1 fees with respect to Investor A Shares (otherwise payable at the maximum rate of .10%) dur-ing the current fiscal year.
(4) Investors with a long-term perspective may prefer Investor A Shares, as described under "What Are The Key Considerations In Selecting A Pricing Option?" on page 44. Investor A Shares do not currently pay 12b-1 fees. Long-term investors in Investor B Shares (as well as investors in Investor A Shares if 12b-1 fees are charged in the future) may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc. ("NASD").

--------------------------------------------------------------------------------

                         SMALL CAP                MID-CAP                 MID-CAP
                          GROWTH                   VALUE                  GROWTH
                          EQUITY                  EQUITY                  EQUITY           INTERNATIONAL EQUITY
                         PORTFOLIO               PORTFOLIO               PORTFOLIO               PORTFOLIO
                       INTERNATIONAL
                         EMERGING
                          MARKETS
                         PORTFOLIO
                  INVESTOR A  INVESTOR B  INVESTOR A  INVESTOR B  INVESTOR A  INVESTOR B  INVESTOR A  INVESTOR B
                  INVESTOR A  INVESTOR B
SHAREHOLDER
 TRANSACTION
 EXPENSES
Maximum Front-
 End Sales
 Charge(/1/)
 (as a
 percentage of
 offering price)        4.5%         None       4.5%         None       4.5%         None       5.0%         None
Maximum Deferred
 Sales
 Charge(/1/)(/2/)
 (as a
 percentage of
 offering price)         None        4.5%        None        4.5%        None        4.5%        None        4.5%
Sales Charge on
 Reinvested
 Dividends               None        None        None        None        None        None        None        None
ANNUAL PORTFOLIO
 OPERATING
 EXPENSES (AS A
 PERCENTAGE OF
 AVERAGE NET
 ASSETS)
Advisory fees
 (after fee
 waivers)(/3/)           .53%        .53%        .50%        .50%        .50%        .50%        .70%        .70%
12b-1
 fees(/3/)(/4/)          .00         .75         .00         .75         .00         .75         .00         .75
Other operating
 expenses (after
 fee
 waivers)(/3/)           .80         .80         .83         .83         .83         .83         .83         .83
                       ------      ------      ------      ------      ------      ------      ------      ------
 Shareholder
  servicing fee    .25         .25         .25         .25         .25         .25         .25         .25
 Shareholder
  processing fee   .15         .15         .15         .15         .15         .15         .15         .15
 Other expenses    .40         .40         .43         .43         .43         .43         .43         .43
                  ----        ----        ----        ----        ----        ----        ----        ----
Total Portfolio
 operating
 expenses (after
 fee
 waivers)(/3/)          1.33%       2.08%       1.33%       2.08%       1.33%       2.08%       1.53%       2.28%
                       ======      ======      ======      ======      ======      ======      ======      ======
SHAREHOLDER
 TRANSACTION
 EXPENSES
Maximum Front-
 End Sales
 Charge(/1/)
 (as a
 percentage of
 offering price)        5.0%         None
Maximum Deferred
 Sales
 Charge(/1/)(/2/)
 (as a
 percentage of
 offering price)         None        4.5%
Sales Charge on
 Reinvested
 Dividends               None        None
ANNUAL PORTFOLIO
 OPERATING
 EXPENSES (AS A
 PERCENTAGE OF
 AVERAGE NET
 ASSETS)
Advisory fees
 (after fee
 waivers)(/3/)          1.15%       1.15%
12b-1
 fees(/3/)(/4/)          .00         .75
Other operating
 expenses (after
 fee
 waivers)(/3/)          1.10        1.10
                       ------      ------
 Shareholder
  servicing fee    .25         .25
 Shareholder
  processing fee   .15         .15
 Other expenses    .70         .70
                  ----        ----
Total Portfolio
 operating
 expenses (after
 fee
 waivers)(/3/)          2.25%       3.00%
                       ======      ======

(1) Reduced front-end sales charges may be available. A deferred sales charge of up to 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more. See "What Is the Schedule of Sales Charges and Exemp-tions?"
(2) This amount applies to redemptions during the first year. The deferred sales charge decreases for redemptions made in subsequent years. No de-ferred sales charge is charged after the sixth year on Investor B Shares. See "What Is the Schedule of Sales Charges and Exemptions?"

(3) "Other expenses" includes the administration fees payable by the Portfo-lios. Without waivers, advisory fees would be .55%, .55%, .55%, .75% and 1.25% for the Small Cap Growth Equity, Mid-Cap Value Equity, Mid-Cap Growth Equity, International Equity and International Emerging Markets Portfolios, respectively, and administration fees would be .23% for each class of each Portfolio. PAMG and the Portfolios' administrators are under no obligation to waive or continue waiving their fees, but have informed the Fund that they expect to waive fees as necessary to maintain the Portfolios' total operating expenses during the remainder of the current fiscal year at the levels set forth in the table. Without waivers, "Other operating expenses" would be: (i) .89%, .96%, .96%, .90% and 1.15%, respectively, for Investor A Shares; and (ii) .81%, .96%, .96%, .90% and 1.15%, respectively, for In-vestor B Shares; and "Total Portfolio operating expenses" would be: (iii) 1.36%, 1.51%, 1.51%, 1.65% and 2.40%, respectively, for Investor A Shares; and (iv) 2.11%, 2.26%, 2.26%, 2.40% and 3.15%, respectively, for Investor B Shares. The Portfolios do not expect to incur any 12b-1 fees with respect to Investor A Shares (otherwise payable at the maximum rate of .10%) during the current fiscal year.
(4) Investors with a long-term perspective may prefer Investor A Shares, as de-scribed under "What Are The Key Considerations In Selecting A Pricing Op-tion?" on page 44. Investor A Shares do not currently pay 12b-1 fees. Long-term investors in Investor B Shares (as well as investors in Investor A Shares if 12b-1 fees are charged in the future) may pay more than the eco-nomic equivalent of the maximum front-end sales charges permitted by the rules of the NASD.

-------------------------------------------------------------------------------

                               SELECT EQUITY           INDEX EQUITY             BALANCED
                                 PORTFOLIO              PORTFOLIO+              PORTFOLIO
                          INVESTOR A  INVESTOR B  INVESTOR A INVESTOR B  INVESTOR A  INVESTOR B
SHAREHOLDER TRANSACTION
 EXPENSES
Maximum Front-End Sales
 Charge(/1/)
 (as a percentage of
 offering price)                 4.5%        None       3.0%        None        4.5%        None
Maximum Deferred Sales
 Charge(/1/)(/2/)
 (as a percentage of
 offering price)                 None        4.5%       None        4.5%        None        4.5%
Sales Charge on
 Reinvested Dividends            None        None       None        None        None        None
ANNUAL PORTFOLIO
 OPERATING EXPENSES (AS
 A PERCENTAGE OF AVERAGE
 NET ASSETS)
Advisory fees (after fee
 waivers)(/3/)(/4/)              .50%        .50%      .025%       .025%        .50%        .50%
12b-1 fees(/3/)(/5/)             .00         .75       .00         .75          .00         .75
Operating expenses of
 the Index Master
 Portfolio                        N/A         N/A      .04         .04           N/A         N/A
Other operating expenses
 (after fee
 waivers)(/3/)                   .72         .72       .585        .585         .71         .77
                               ------      ------      -----      ------      ------      ------
 Shareholder servicing
  fee                      .25         .25        .25        .25          .25         .25
 Shareholder processing
  fee                      .15         .15        .15        .15          .15         .15
 Other expenses            .32         .32        .185       .185         .31         .37
                          ----        ----        ----       ----        ----        ----
Total Portfolio
 operating expenses
 (after fee
 waivers)(/3/)                  1.22%       1.97%      .65%       1.40%        1.21%       2.02%
                               ======      ======      =====      ======      ======      ======

(1) Reduced front-end sales charges may be available. A deferred sales charge of up to 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more. See "What Is the Schedule of Sales Charges and Ex-emptions?"
(2) This amount applies to redemptions during the first year. The deferred sales charge decreases for redemptions made in subsequent years. No de-ferred sales charge is charged after the sixth year on Investor B Shares. See "What Is the Schedule of Sales Charges and Exemptions?"

(3) "Other expenses" includes the administration fees payable by the Portfo-lios. Without waivers, advisory fees would be .55% and .55% for the Select Equity and Balanced Portfolios, respectively, and administration fees would be .23% for each class of each Portfolio. PAMG and the Portfolios' administrators are under no obligation to waive or continue waiving their fees, but have informed the Fund that they expect to waive fees as neces-sary to maintain the Portfolio's total operating expenses during the re-mainder of the current fiscal year at the levels set forth in the table. Without waivers, "Other operating expenses" would be: (i) .88%, .78% and .77%, respectively, for Investor A Shares; and (ii) .80%, .78% and .83%, respectively, for Investor B Shares; and "Total Portfolio operating ex-penses" would be: (iii) 1.35%, .84% and 1.32%, respectively, for Investor A Shares; and (iv) 2.10%, 1.74% and 2.13%, respectively, for Investor B Shares. The Portfolios do not expect to incur any 12b-1 fees with respect to Investor A Shares (otherwise payable at the maximum rate of .10%) dur-ing the current fiscal year.
(4) Advisory fees with respect to the Index Equity Portfolio represent advi-sory fees of the Index Master Portfolio.
(5) Investors with a long-term perspective may prefer Investor A Shares, as described under "What Are The Key Considerations In Selection A Pricing Option?" on page 44. Investor A Shares do not currently pay 12b-1 fees. Long-term investors in Investor B Shares (as well as investors in Investor A Shares if 12b-1 fees are charged in the future) may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the NASD.

 + Includes the operating expenses of the Index Master Portfolio that are al-locable to the Index Equity Portfolio.

EXAMPLE

An investor in Investor Shares would pay the following expenses on a $1,000 in-vestment assuming (1) 5% annual return, and (2) redemption at the end of each time period:

                                   ONE YEAR THREE YEARS FIVE YEARS TEN YEARS
Value Equity Portfolio
 A Shares*                           $57        $82        $109      $186
 B Shares (Redemption)**              65         99         129       210***
 B Shares (No Redemption)             20         62         106       210***
Growth Equity Portfolio
 A Shares*                            57         82         109       186
 B Shares (Redemption)**              65         99         129       210***
 B Shares (No Redemption)             20         62         106       210***
Small Cap Value Equity Portfolio
 A Shares*                            58         85         115       198
 B Shares (Redemption)**              66        102         134       222***
 B Shares (No Redemption)             21         65         112       222***
Small Cap Growth Equity Portfolio
 A Shares*                            58         85         115       198
 B Shares (Redemption)**              66        102         134       222***
 B Shares (No Redemption)             21         65         112       222***
Mid-Cap Value Equity Portfolio
 A Shares*                            58         85         115       198
 B Shares (Redemption)**              66        102         134       222***
 B Shares (No Redemption)             21         65         112       222***
Mid-Cap Growth Equity Portfolio
 A Shares*                            58         85         115       198
 B Shares (Redemption)**              66        102         134       222***
 B Shares (No Redemption)             21         65         112       222***
International Equity Portfolio
 A Shares*                            65         96         129       223
 B Shares (Redemption)**              68        108         144       242***
 B Shares (No Redemption)             23         71         122       242***
International Emerging Markets
 Portfolio
 A Shares*                            72        117         164       296
 B Shares (Redemption)**              75        129         179       314***
 B Shares (No Redemption)             30         93         158       314***
Select Equity Portfolio
 A Shares*                            57         82         109       186
 B Shares (Redemption)**              65         99         129       210***
 B Shares (No Redemption)             20         62         106       210***
Index Equity Portfolio
 A Shares*                            36         50          65       109
 B Shares (Redemption)**              59         82         100       147***
 B Shares (No Redemption)             14         44          77       147***
Balanced Portfolio
 A Shares*                            57         82         108       185
 B Shares (Redemption)**              66        100         131       214***
 B Shares (No Redemption)             21         63         109       214***

 * Reflects the imposition of the maximum front-end sales charge at the begin-ning of the period.
 ** Reflects the deduction of the deferred sales charge.
*** Based on the conversion of the Investor B Shares to Investor A Shares after eight years.
The foregoing Tables and Example are intended to assist investors in under-standing the costs and expenses (including the Index Equity Portfolio's pro rata share of the Index Master Portfolio's advisory fees and operating ex-penses) an investor will bear either directly or indirectly. They do not re-flect any charges that may be imposed by brokers or other institutions directly on their customer accounts in connection with investments in the Portfolios. For a detailed description of the expenses, see "Who Manages The Fund?"

The Board of Trustees of the Fund believes that the aggregate per share ex-penses of the Index Equity Portfolio and the Index Master Portfolio in which the Index Equity Portfolio's assets are invested are approximately equal to the expenses which the Index Equity Portfolio would incur if the Fund retained the services of an investment adviser for the Index Equity Portfolio and the assets of the Index Equity Portfolio were invested directly in the type of securities held by the Index Master Portfolio.

THE EXAMPLE SHOWN ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE IN-VESTMENT RETURN OR OPERATING EXPENSES. ACTUAL INVESTMENT RETURN AND OPERATING EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

What Are The Portfolios' Financial Highlights?
--------------------------------------------------------------------------------

                The following financial information has been derived from the financial statements incorporated by reference into the State-ment of Additional Information and has been audited by the Portfolios' independent accountants. This financial informa-tion should be read together with those financial statements. Further information about the performance of the Portfolios is available in the Fund's annual shareholder reports. Both the Statement of Additional Information and the annual shareholder reports may be obtained from the Fund free of charge by call-ing (800) 441-7762. Information concerning the historical in-vestment results of Investor A Shares of the Index Equity Portfolio reflects the financial experience of that Portfolio prior to its conversion on June 2, 1996 to a feeder portfolio of the Index Master Portfolio. During the periods presented the Mid-Cap Value Equity Portfolio and Mid-Cap Growth Equity Portfolio did not conduct investment operations.

Financial Highlights
--------------------------------------------------------------------------------
(FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                             VALUE EQUITY PORTFOLIO

                                       INVESTOR A SHARES
                                                                        FOR THE
                                                                         PERIOD
                            YEAR    YEAR        YEAR        YEAR       5/02/92/1/
                            ENDED   ENDED       ENDED       ENDED       THROUGH
                           9/30/96 9/30/95     9/30/94     9/30/93      9/30/92
NET ASSET VALUE AT
 BEGINNING OF PERIOD               $ 11.62     $ 11.69     $ 9.78        $10.00
                           ------- -------     -------     ------        ------
Income from investment
 operations
 Net investment income                0.27        0.23       0.22          0.12
 Net gain (loss) on
  investments (both
  realized and
  unrealized)                         2.56        0.15       1.91         (0.24)
                           ------- -------     -------     ------        ------
 Total from investment
  operations                          2.83        0.38       2.13         (0.12)
                           ------- -------     -------     ------        ------
LESS DISTRIBUTIONS
 Distributions from net
  investment income                  (0.28)      (0.23)     (0.22)        (0.10)
 Distributions from net
  realized capital gains             (0.25)      (0.22)       - -           - -
                           ------- -------     -------     ------        ------
 Total distributions                 (0.53)      (0.45)     (0.22)        (0.10)
                           ------- -------     -------     ------        ------
NET ASSET VALUE AT END OF
 PERIOD                            $ 13.92     $ 11.62     $11.69        $ 9.78
                           ======= =======     =======     ======        ======
Total return                         25.22%/3/    3.32%/3/  21.95%/3/     (1.19)%/3/
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of
  period (in thousands)            $16,910     $10,412     $4,865        $   16
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                         1.11%       1.05%      0.92%         0.85%/2/
 Before
  advisory/administration
  fee waivers                         1.25%       1.21%      0.95%         0.85%/2/
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers                         2.24%       2.08%      1.96%         2.62%/2/
 Before
  advisory/administration
  fee waivers                         2.10%       1.92%      1.93%         2.62%/2/
PORTFOLIO TURNOVER RATE                 12%         11%        11%           13%

/1/Commencement of operations of share class.
/2/Annualized.
/3/Sales load not reflected in total return.

--------------------------------------------------------------------------------
(FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                            GROWTH EQUITY PORTFOLIO

                                       INVESTOR A SHARES
                                                                          PERIOD
                            YEAR    YEAR        YEAR         YEAR       5/02/92/1/
                            ENDED   ENDED       ENDED        ENDED       THROUGH
                           9/30/96 9/30/95     9/30/94      9/30/93      9/30/92
NET ASSET VALUE AT
 BEGINNING OF PERIOD               $ 10.16     $ 11.57      $ 9.92        $10.09
                           ------- -------     -------      ------        ------
Income from investment
 operations
 Net investment income                0.08        0.02        0.02          0.08
 Net gain (loss) on
  investments (both
  realized and
  unrealized)                         2.87       (1.33)       2.10         (0.10)
                           ------- -------     -------      ------        ------
 Total from investment
  operations                          2.95       (1.31)       2.12         (0.02)
                           ------- -------     -------      ------        ------
LESS DISTRIBUTIONS
 Distributions from net
  investment income                  (0.10)        - -       (0.07)        (0.15)
 Distributions from
  capital                              - -         - -       (0.01)          - -
 Distributions from net
  realized capital gains               - -       (0.10)      (0.39)          - -
                           ------- -------     -------      ------        ------
 Total distributions                 (0.10)      (0.10)      (0.47)        (0.15)
                           ------- -------     -------      ------        ------
NET ASSET VALUE AT END OF
 PERIOD                            $ 13.01     $ 10.16      $11.57        $ 9.92
                           ======= =======     =======      ======        ======
Total return                         29.26%/3/  (11.38)%/3/  22.08%/3/     (0.17)%/3/
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of
  period (in thousands)            $10,034     $ 5,049      $2,362        $  239
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                         1.11%       1.05%       0.91%         0.85%/2/
 Before
  advisory/administration
  fee waivers                         1.29%       1.29%       0.97%         0.86%/2/
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers                         0.76%       0.29%       0.18%         2.07%/2/
 Before
  advisory/administration
  fee waivers                         0.58%       0.05%       0.12%         2.06%/2/
PORTFOLIO TURNOVER RATE                 55%        212%        175%          162%

/1/Commencement of operations of share class.
/2/Annualized.
/3/Sales load not reflected in total return.

--------------------------------------------------------------------------------
(FOR AN INVESTOR A OR B SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                        SMALL CAP VALUE EQUITY PORTFOLIO

                                                                                        INVESTOR B
                                       INVESTOR A SHARES                                  SHARES
                                                                        FOR THE               FOR THE
                                                                         PERIOD               PERIOD
                            YEAR    YEAR        YEAR        YEAR       6/02/92/1/    YEAR   10/02/94/1/
                            ENDED   ENDED       ENDED       ENDED       THROUGH      ENDED    THROUGH
                           9/30/96 9/30/95     9/30/94     9/30/93      9/30/92     9/30/96   9/30/95
NET ASSET VALUE AT
 BEGINNING OF PERIOD               $ 13.58     $ 13.07     $10.14        $10.06               $ 13.51
                           ------- -------     -------     ------        ------     -------   -------
Income from investment
 operations
 Net investment income                 - -       (0.01)      0.03          0.02                 (0.05)
 Net gain (loss) on
  investments (both
  realized and
  unrealized)                         2.17        0.77       3.02          0.07                  2.21
                           ------- -------     -------     ------        ------     -------   -------
 Total from investment
  operations                          2.17        0.76       3.05          0.09                  2.16
                           ------- -------     -------     ------        ------     -------   -------
LESS DISTRIBUTIONS
 Distributions from net
  investment income                    - -         - -      (0.04)        (0.01)                  - -
 Distributions from net
  realized capital gains             (0.61)      (0.25)     (0.08)          - -                 (0.61)
                           ------- -------     -------     ------        ------     -------   -------
 Total distributions                 (0.61)      (0.25)     (0.12)        (0.01)                (0.61)
                           ------- -------     -------     ------        ------     -------   -------
NET ASSET VALUE AT END OF
 PERIOD                            $ 15.14     $ 13.58     $13.07        $10.14               $ 15.06
                           ======= =======     =======     ======        ======     =======   =======
Total return                         16.96%/3/    5.93%/3/  30.36%/3/      0.89%/4/             16.95%/4/
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of
  period (in thousands)            $21,563     $16,884     $9,084        $   62               $ 1,477
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                         1.18%       1.13%      0.94%         0.85%/2/              1.80%/2/
 Before
  advisory/administration
  fee waivers                         1.28%       1.25%      0.98%         0.89%/2/              1.89%/2/
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers                         0.00%      (0.11)%     0.19%         0.51%/2/             (0.61)%/2/
 Before
  advisory/administration
  fee waivers                        (0.09)%     (0.23)%     0.15%         0.47%/2/             (0.70)%/2/
PORTFOLIO TURNOVER RATE                 31%         18%        41%           17%                   31%

/1/Commencement of operations of share class.
/2/Annualized.
/3/Sales load not reflected in total return.
/4/Contingent deferred sales load not reflected in total return.

--------------------------------------------------------------------------------
(FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                       SMALL CAP GROWTH EQUITY PORTFOLIO

                                          INVESTOR A SHARES
                                                                    FOR THE
                                                                     PERIOD
                                   YEAR    YEAR        YEAR        9/15/93/1/
                                   ENDED   ENDED       ENDED        THROUGH
                                  9/30/96 9/30/95     9/30/94       9/30/93
NET ASSET VALUE AT BEGINNING OF
 PERIOD                                   $10.12      $10.47         $ 9.96
                                  ------- ------      ------         ------
Income from investment
 operations
 Net investment income                     (0.02)        - -            - -
 Net gain (loss) on investments
  (both realized and unrealized)            4.88       (0.35)          0.51
                                  ------- ------      ------         ------
 Total from investment
  operations                                4.86       (0.35)          0.51
                                  ------- ------      ------         ------
LESS DISTRIBUTIONS
 Distributions from net
  investment income                          - -         - -            - -
 Distributions from net realized
  capital gains                              - -         - -            - -
                                  ------- ------      ------         ------
 Total distributions                         - -         - -            - -
                                  ------- ------      ------         ------
NET ASSET VALUE AT END OF PERIOD          $14.98      $10.12         $10.47
                                  ======= ======      ======         ======
Total return                               48.02%/3/   (3.33)%/3/      5.12%/3/
RATIOS/SUPPLEMENTAL DATA
 NET ASSETS AT END OF PERIOD (IN
  THOUSANDS)                              $7,348      $1,620         $   41
 Ratios of expenses to average
  net assets
 After advisory/administration
  fee waivers                               1.20%       0.86%          1.13%/2/
 Before advisory/administration
  fee waivers                               1.33%       1.42%          1.82%/2/
 Ratios of net investment income
  to average net assets
 After advisory/administration
  fee waivers                              (0.24)%      0.07%         (0.48)%/2/
 Before advisory/administration
  fee waivers                              (0.36)%     (0.49)%        (1.17)%/2/
PORTFOLIO TURNOVER RATE                       74%         89%             9%

/1/Commencement of operations of share class.
/2/Annualized.
/3/Sales load not reflected in total return.

--------------------------------------------------------------------------------
(FOR AN INVESTOR A OR B SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                         INTERNATIONAL EQUITY PORTFOLIO

                                                                                         INVESTOR B
                                       INVESTOR A SHARES                                   SHARES
                                                                        FOR THE                FOR THE
                                                                         PERIOD                PERIOD
                            YEAR    YEAR        YEAR        YEAR       6/02/92/1/     YEAR   10/03/94/1/
                            ENDED   ENDED       ENDED       ENDED       THROUGH       ENDED    THROUGH
                           9/30/96 9/30/95     9/30/94     9/30/93      9/30/92      9/30/96   9/30/95
NET ASSET VALUE AT
 BEGINNING OF PERIOD               $ 13.40     $ 12.47     $ 9.87        $10.68                $ 13.35
                           ------  -------     -------     ------        ------      ------    -------
Income from investment
 operations
 Net investment income                0.11        0.12       0.12          0.09                   0.05
 Net gain (loss) on
  investments
  (both realized and
  unrealized)                         0.13        1.15       2.59         (0.83)                  0.16
                           ------  -------     -------     ------        ------      ------    -------
 Total from investment
  operations                          0.24        1.27       2.71         (0.74)                  0.21
                           ------  -------     -------     ------        ------      ------    -------
LESS DISTRIBUTIONS
 Distributions from net
  investment income                  (0.04)      (0.09)     (0.11)        (0.07)                   - -
 Distributions from net
  realized capital gains             (0.36)      (0.25)       - -           - -                  (0.36)
                           ------  -------     -------     ------        ------      ------    -------
 Total distributions                 (0.40)      (0.34)     (0.11)        (0.07)                 (0.36)
                           ------  -------     -------     ------        ------      ------    -------
NET ASSET VALUE AT END OF
 PERIOD                            $ 13.24     $ 13.40     $12.47        $ 9.87                $ 13.20
                           ======  =======     =======     ======        ======      ======    =======
Total return                          2.00%/3/   10.24%/3/  27.72%/3/     (6.94)%/4/              1.77%/4/
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of
  period (in thousands)            $17,721     $14,433     $3,669        $   58                $ 1,071
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                         1.40%       1.35%      1.25%         1.20%/2/               2.06%/2/
 Before
  advisory/administration
  fee waivers                         1.58%       1.54%      1.31%         1.21%/2/               2.23%/2/
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers                         0.97%       0.96%      1.27%         2.59%/2/               0.59%/2/
 Before
  advisory/administration
  fee waivers                         0.80%       0.77%      1.21%         2.58%/2/               0.41%/2/
PORTFOLIO TURNOVER RATE                105%         37%        31%           16%                   105%

/1/Commencement of operations of share class.
/2/Annualized.
/3/Sales load not reflected in total return.
4Contingent deferred sales charge not reflected in total return.

--------------------------------------------------------------------------------
(FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                    INTERNATIONAL EMERGING MARKETS PORTFOLIO

                                                 INVESTOR A SHARES
                                                                   FOR THE
                                                                    PERIOD
                                              YEAR    YEAR        6/17/94/1/
                                              ENDED   ENDED         ENDED
                                             9/30/96 9/30/95       9/30/94
NET ASSET VALUE AT BEGINNING OF PERIOD               $10.54         $10.00
                                             ------  ------         ------
Income from investment operations
 Net investment income                                 0.03           0.02
 Net gain (loss) on investments (both
  realized and unrealized)                            (2.14)          0.52
                                             ------  ------         ------
 Total from investment operations                     (2.11)          0.54
                                             ------  ------         ------
LESS DISTRIBUTIONS
 Distributions from net investment income             (0.05)           - -
 Distribution from capital                            (0.01)           - -
 Distributions from net realized capital
  gains                                               (0.19)           - -
                                             ------  ------         ------
 Total distributions                                  (0.25)           - -
                                             ------  ------         ------
NET ASSET VALUE AT END OF PERIOD                     $ 8.18         $10.54
                                             ======  ======         ======
Total return                                         (20.12)%/3/      5.40%/3/
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of period (in thousands)          $2,563         $2,857
 Ratios of expenses to average net assets
 After advisory/administration fee waivers             2.20%          2.15%/2/
 Before advisory/administration fee waivers            2.44%          3.13%/2/
 Ratios of net investment income to average
  net assets
 After advisory/administration fee waivers             1.54%          0.74%
 Before advisory/administration fee waivers            1.30%         (0.24)%/2/
PORTFOLIO TURNOVER RATE                                  75%             4%

/1/Commencement of operations of share class.
/2/Annualized.
/3/Sales load not reflected in total return.

--------------------------------------------------------------------------------
(FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                            SELECT EQUITY PORTFOLIO
                      (FORMERLY THE CORE EQUITY PORTFOLIO)

                                                  INVESTOR A SHARES
                                                                   FOR THE
                                                                   PERIOD
                                              YEAR    YEAR       10/13/93/1/
                                              ENDED   ENDED         ENDED
                                             9/30/96 9/30/95       9/30/94
NET ASSET VALUE AT BEGINNING OF PERIOD               $ 9.92        $ 9.96
                                             ------  ------        ------
Income from investment operations
 Net investment income                                 0.20          0.18
 Net gain (loss) on investments (both
  realized and unrealized)                             2.06         (0.03)
                                             ------  ------        ------
 Total from investment operations                      2.26          0.15
                                             ------  ------        ------
LESS DISTRIBUTIONS
 Distributions from net investment income             (0.18)        (0.19)
 Distributions from net realized capital
  gains                                               (0.12)          - -
                                             ------  ------        ------
 Total distributions                                  (0.30)        (0.19)
                                             ------  ------        ------
NET ASSET VALUE AT END OF PERIOD                     $11.88        $ 9.92
                                             ======  ======        ======
Total return                                          23.29%/3/      1.54%/3/
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of period (in thousands)          $3,808        $  601
 Ratios of expenses to average net assets
 After advisory/administration fee waivers             1.12%         1.05%/2/
 Before advisory/administration fee waivers            1.30%         1.34%/2/
 Ratios of net investment income to average
  net assets
 After advisory/administration fee waivers             1.91%         1.89%/2/
 Before advisory/administration fee waivers            1.73%         1.60%/2/
PORTFOLIO TURNOVER RATE                                  51%           88%

/1/Commencement of operations of share class.
/2/Annualized.
/3/Sales load not reflected in total return.

--------------------------------------------------------------------------------
(FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                             INDEX EQUITY PORTFOLIO

                                       INVESTOR A SHARES
                                                                        FOR THE
                                                                         PERIOD
                            YEAR    YEAR        YEAR        YEAR       7/29/92/1/
                            ENDED   ENDED       ENDED       ENDED       THROUGH
                           9/30/96 9/30/95     9/30/94     9/30/93      9/30/92
NET ASSET VALUE AT
 BEGINNING OF PERIOD               $10.93      $11.02      $10.06        $10.07
                             ---   ------      ------      ------        ------
Income from investment
 operations
 Net investment income               0.34        0.25        0.27          0.10
 Net gain (loss) on
  investments (both
  realized and
  unrealized)                        2.73        0.04        0.96         (0.01)
                             ---   ------      ------      ------        ------
 Total from investment
  operations                         3.07        0.29        1.23          0.09
                             ---   ------      ------      ------        ------
LESS DISTRIBUTIONS
 Distributions from net
  investment income                 (0.30)      (0.27)      (0.27)        (0.10)
 Distributions from net
  realized capital gains            (0.12)      (0.11)        - -           - -
                             ---   ------      ------      ------        ------
 Total distributions                (0.42)      (0.38)      (0.27)        (0.10)
                             ---   ------      ------      ------        ------
NET ASSET VALUE AT END OF
 PERIOD                            $13.58      $10.93      $11.02        $10.06
                             ===   ======      ======      ======        ======
Total return                        28.77%/3/    2.66%/3/   12.33%/3/      0.91%/3/
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of
  period (in thousands)            $6,501      $2,632      $1,263        $   56
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                        0.61%       0.55%       0.49%         0.45%/2/
 Before
  advisory/administration
  fee waivers                        0.95%       0.92%       0.61%         0.64%/2/
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers                        2.44%       2.35%       2.48%         2.85%/2/
 Before
  advisory/administration
  fee waivers                        2.10%       1.98%       2.36%         2.66%/2/
PORTFOLIO TURNOVER RATE                18%         17%          8%           23%

/1/Commencement of operations of share class.
/2/Annualized.
/3/Sales load not reflected in total return.

--------------------------------------------------------------------------------
(FOR AN INVESTOR A OR B SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                               BALANCED PORTFOLIO

                                               INVESTOR A SHARES
                               INVESTOR B
                                 SHARES
                                                                                                 FOR THE
                                                                                                  PERIOD
                            YEAR    YEAR        YEAR         YEAR        YEAR        YEAR       5/14/90/1/
                            ENDED   ENDED       ENDED        ENDED       ENDED       ENDED       THROUGH
                           9/30/96 9/30/95     9/30/94      9/30/93     9/30/92     9/30/91      9/30/90





NET ASSET VALUE AT
 BEGINNING OF PERIOD               $ 11.98     $ 12.42      $ 11.53     $10.82      $ 9.13        $10.00
                           ------- -------     -------      -------     ------      ------        ------
Income from investment
 operations
 Net investment income                0.43        0.32         0.30       0.34        0.38          0.12
 Net realized gain (loss)
  on investments                      1.88       (0.38)        1.14       1.22        1.77         (0.88)
                           ------- -------     -------      -------     ------      ------        ------
 Total from investment
  operations                          2.31       (0.06)        1.44       1.56        2.15         (0.76)
                           ------- -------     -------      -------     ------      ------        ------
LESS DISTRIBUTIONS
 Distributions from net
  investment income                  (0.42)      (0.32)       (0.29)     (0.39)      (0.34)        (0.11)
 Distributions from net
  realized capital gains             (0.14)      (0.06)       (0.26)     (0.46)      (0.12)          - -
                           ------- -------     -------      -------     ------      ------        ------
 Total distributions                 (0.56)      (0.38)       (0.55)     (0.85)      (0.46)        (0.11)
                           ------- -------     -------      -------     ------      ------        ------
NET ASSET VALUE AT END OF
 PERIOD                            $ 13.73     $ 11.98      $ 12.42     $11.53      $10.82        $ 9.13
                           ======= =======     =======      =======     ======      ======        ======
Total return                         19.86%/3/   (0.50)%/3/   12.80%/3/  15.17%/3/   24.04%/3/     (7.64)%/3/
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of
  period
  (in thousands)                   $67,892     $62,307      $39,529     $8,481      $4,265        $3,960
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                         1.07%       1.05%        0.91%      0.95%       1.15%         1.15%/2/
 Before
  advisory/administration
  fee waivers                         1.28%       1.31%        1.09%      1.51%       1.86%         1.90%/2/
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers                         3.38%       2.77%        2.79%      3.28%       3.70%         3.07%/2/
 Before
  advisory/administration
  fee waivers                         3.16%       2.51%        2.61%      2.72%       2.99%         2.32%/2/
PORTFOLIO TURNOVER RATE                154%         54%          32%        36%         45%           37%


                                      FOR THE
                                      PERIOD
                             YEAR   10/03/94/1/
                             ENDED    THROUGH
                            9/30/96   9/30/95
NET ASSET VALUE AT
 BEGINNING OF PERIOD                 $11.95
                           ------- -------------
Income from investment
 operations
 Net investment income                 0.33
 Net realized gain (loss)
  on investments                       1.93
                           ------- -------------
 Total from investment
  operations                           2.26
                           ------- -------------
LESS DISTRIBUTIONS
 Distributions from net
  investment income                   (0.38)
 Distributions from net
  realized capital gains              (0.14)
                           ------- -------------
 Total distributions                  (0.52)
                           ------- -------------
NET ASSET VALUE AT END OF
 PERIOD                              $13.69
                           ======= =============
Total return                          19.38%/4/
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of
  period
  (in thousands)                     $3,124
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                          1.72%/2/
 Before
  advisory/administration
  fee waivers                          1.94%/2/
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers                          2.71%/2/
 Before
  advisory/administration
  fee waivers                          2.49%/2/
PORTFOLIO TURNOVER RATE                 154%/2/

/1/Commencement of operations of share class.
/2/Annualized.
/3/Sales load not reflected in total return.
/4/Contingent deferred sales load not reflected in total return.

What Are The Portfolios?
-------------------------------------------------------------------------------

                 The COMPASS CAPITAL FUND Family consists of 30 portfolios and has been structured to include many different investment styles so that investors may participate across multiple dis-ciplines in order to seek their long-term financial goals.

                 The Equity Portfolios of COMPASS CAPITAL FUNDS consist of eleven investment portfolios that provide investors with a broad spectrum of investment alternatives within the equity sector. Eight of these Portfolios invest primarily in U.S. stocks, two Portfolios invest in non-U.S. international stocks and one Portfolio invests in a combination of U.S. stocks and bonds.

                 In certain investment cycles and over certain holding peri-ods, an equity fund that invests according to a "value" style or a "growth" style may perform above or below the market. An investment program that combines these multiple disciplines allows investors to select from among these various product options in the way that most closely fits the individual's investment goals and sentiments.

INVESTMENT
OBJECTIVES       Each of the eleven Compass Capital Equity Portfolios seeks to provide long-term Capital Appreciation.

                 The Select Equity, Value Equity, Mid-Cap Value Equity and Mid-Cap Growth Equity Portfolios pursue a secondary objective of Current Income from dividends.

                 The Balanced Portfolio pursues a secondary objective of Cur-rent Income from an allocation to fixed income securities.

                 To meet its investment objective, each Portfolio employs a specific investment style, as described below. No assurance can be given that a Portfolio will achieve its investment ob-jective.

What Are The Differences Among The Portfolios?
--------------------------------------------------------------------------------

        COMPASS                                                                      PERFORMANCE
     CAPITAL FUND              INVESTMENT STYLE             PORTFOLIO EMPHASIS        BENCHMARK*
Value Equity             Pursues equity securities     Stocks with price/earnings    Russell 1000
                         (defined as common stocks or  and price/book ratios at      Value Index
                         securities convertible into   time of purchase below
                         common stocks) which the      average for benchmark and
                         sub-adviser believes are      capitalization in excess of
                         undervalued. A security's     $1 billion.
                         earnings trend and its
                         dividend growth rate will
                         also be factors considered
                         in security selection.
Growth Equity            Pursues stocks with earnings  Stocks with growth rate       Russell 1000
                         growth potential. Emphasizes  estimates in excess of        Growth Index
                         stocks which the sub-adviser  average for benchmark and
                         considers to have favorable   capitalization in excess of
                         and above-average earnings    $1 billion.
                         growth prospects.
Small Cap Value Equity   Pursues small cap stocks      Stocks with price/earnings    Russell 2000
                         which the sub-adviser         and price/book ratios at      Index
                         believes are undervalued. A   time of purchase below
                         security's earnings trend     average for benchmark and
                         and its dividend growth rate  capitalization below $1
                         will also be factors          billion.
                         considered in security
                         selection.
Small Cap Growth Equity  Pursues small cap stocks      Stocks with growth rate       Russell 2000
                         with earnings growth          estimates in excess of        Growth Index
                         potential. Emphasizes small   average for benchmark and
                         cap stocks which the sub-     capitalization below $1
                         adviser considers to have     billion.
                         favorable and above-average
                         earnings growth prospects.
Mid-Cap Value Equity     Pursues mid cap stocks and    Stocks with low               Russell
                         sectors which the sub-        price/earnings, price/book,   Midcap Value
                         adviser believes are          price/cash flow or            Index
                         undervalued. [A security's    price/sales ratios at the
                         earnings trend and its        time of purchase relative to
                         dividend growth rate will     their respective sectors or
                         also be factors considered    the benchmark and
                         in security selection.]       capitalization between $1
                                                       billion and $5 billion.
Mid-Cap Growth Equity    Pursues mid cap stocks with   Stocks with growth rate       Russell
                         earnings growth potential.    estimates in excess of        Midcap
                         Emphasizes stocks which the   average for benchmark and     Growth Index
                         sub-adviser considers to      capitalization between $1
                         have favorable and above-     billion and $5 billion.
                         average earnings growth
                         prospects.
International Equity     Pursues non-dollar            Portfolio assets are          EAFE Index
                         denominated stocks of         primarily invested in
                         issuers in countries          international stocks.
                         included in the Morgan
                         Stanley Capital               Stocks with price/earnings
                         International Europe,         ratios below average for a
                         Australia and the Far East    security's home market or
                         Index ("EAFE"). Within this   stock exchange.
                         universe, a value style of
                         investing is employed to      Diversification across
                         select stocks which the sub-  countries, industry groups
                         adviser believes are          and companies with
                         undervalued. A security's     investment at all times in
                         earnings trend and its price  at least three foreign
                         momentum will also be         countries.
                         factors considered in
                         security selection. The sub-
                         adviser will also consider
                         macroeconomic factors such
                         as the prospects for
                         relative economic growth
                         among certain foreign
                         countries, expected levels
                         of inflation, government
                         policies influencing
                         business conditions and the
                         outlook for currency
                         relationships.


* For more information on a Portfolio's benchmark, see the Appendix at the back of this Prospectus.

       COMPASS                                                                      PERFORMANCE
     CAPITAL FUND             INVESTMENT STYLE             PORTFOLIO EMPHASIS        BENCHMARK*
International Emerging  Pursues non-dollar            Portfolio assets are          MSCI
Markets                 denominated stocks of         primarily invested in stocks  Emerging
                        issuers in emerging country   of emerging market issuers.   Markets Free
                        markets (generally any                                      Index
                        country considered to be      Stocks with price/earnings
                        emerging or developing by     ratios below average for a
                        the World Bank, the           security's home market or
                        International Finance         stock exchange.
                        Corporation or the United
                        Nations). Within this         Ordinarily, stocks of
                        universe, a value style of    issuers in at least three
                        investing is employed to      emerging markets will be
                        select stocks which the sub-  held.
                        adviser believes are
                        undervalued. The sub-adviser
                        will also consider
                        macroeconomic factors such
                        as the prospects for
                        relative economic growth
                        among certain foreign
                        countries, expected levels
                        of inflation, government
                        policies influencing
                        business conditions and the
                        outlook for currency
                        relationships.
Select Equity           Combines value and growth     Similar sector weightings as  S&P 500
                        style as sub-adviser          benchmark, with over- or      Index
                        identifies market             under-weighting in
                        opportunity.                  particular securities within
                                                      those sectors.
Index Equity            Invests all of its assets     Holds substantially all the   S&P 500
                        indirectly through the U.S.   stocks of the S&P 500 Index   Index
                        Large Company Series (the     in approximately the same
                        "Index Master Portfolio") of  proportions as they are
                        The DFA Investment Trust      represented in the Index.
                        Company, in the stocks of
                        the S&P 500 Index using a
                        passive investment style
                        that pursues the replication
                        of the S&P 500 Index return.
Balanced                Holds a blend of equity and   Maintains a minimum 25%       S&P 500 and
                        fixed income securities to    investment in fixed income    Salomon
                        deliver total return through  senior securities.            Broad
                        capital appreciation and                                    Investment
                        current income.                                             Grade Index
                        Equity Portion:               Equity Portion:
                        Combines value and growth     Similar sector weightings as
                        style as sub-adviser          benchmark, with over- or
                        identifies market             under- weighting in
                        opportunity.                  particular securities within
                                                      those sectors.
                        Fixed Income Portion:         Fixed Income Portion:
                        Combines sector rotation and  Dollar-denominated
                        security selection across a   investment grade bonds,
                        broad universe of fixed       including U.S. Government,
                        income securities.            mortgage-backed, asset-
                                                      backed and corporate debt
                                                      securities.

* For more information on a Portfolio's benchmark, see the Appendix at the back of this Prospectus.

What Additional Investment Policies And Risks Apply?
--------------------------------------------------------------------------------
The discussion below applies to each of the Portfolios (and, with respect to the Index Equity Portfolio, its investment in the Index Master Portfolio) un-less otherwise noted.

EQUITY SECURITIES. During normal market conditions each Portfolio, except the Balanced Portfolio, will normally invest at least 80% of the value of its total assets in equity securities. The Portfolios will invest primarily in equity se-curities of U.S. issuers, except the International Equity and International Emerging Markets Portfolios, which will invest primarily in foreign issuers. Equity securities include common stock and preferred stock (including convert-ible preferred stock); bonds, notes and debentures convertible into common or preferred stock; stock purchase warrants and rights; equity interests in trusts and partnerships; and depositary receipts.

ADRS, EDRS AND GDRS. Each Portfolio (other than the Index Master Portfolio) may invest in both sponsored and unsponsored American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") and other similar global instruments. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental De-pository Receipts, are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic un-derlying securities. GDRs are depository receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information con-cerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Investments in ADRs, EDRs and GDRs present additional investment considerations as described below under "In-ternational Portfolios."

OPTIONS AND FUTURES CONTRACTS. To the extent consistent with its investment ob-jective, each Portfolio (other than the Index Master Portfolio) may write cov-ered call options, buy put options, buy call options and write secured put op-tions for the purpose of hedging or earning additional income, which may be deemed speculative or, with respect to the International Equity and Interna-tional Emerging Markets Portfolios, cross-hedging. These options may relate to particular securities, stock or bond indices or the yield differential between two securities, and may or may not be listed on a securities exchange and may or may not be issued by the Options Clearing Corporation. A Portfolio will not purchase put and call options when the aggregate premiums on outstanding op-tions exceed 5% of its net assets at the time of purchase, and will not write options on more than 25% of the value of its net assets (measured at the time an option is written). Options trading is a highly specialized activity that entails greater than ordinary investment risks. In addition, unlisted options are not subject to the protections afforded purchasers of listed options issued by the Options Clearing Corporation, which performs the obligations of its mem-bers if they default.

To the extent consistent with its investment objective, each Portfolio may also invest in futures contracts and options on futures contracts to commit funds awaiting investment in stocks or maintain cash liquidity or, except with re-spect to the Index Master Portfolio, for other hedging purposes. The value of a Portfolio's contracts may equal or exceed 100% of its total assets, although a Portfolio will not purchase or sell a futures contract unless immediately af-terwards the aggregate amount of margin deposits on its existing futures posi-tions plus the amount of premiums paid for related futures options entered into for other than bona fide hedging purposes is 5% or less of its net assets.

Futures contracts obligate a Portfolio, at maturity, to take or make delivery of securities, the cash value of a securities index or a stated quantity of a foreign currency. A Portfolio may sell a futures contract in order to offset an expected decrease in the value of its portfolio positions that might otherwise result from a market decline or currency exchange fluctuation. A Portfolio may do so either to hedge the value of its securities portfolio as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. In addition, a Portfolio may utilize futures con-tracts in anticipation of changes in the composition of its holdings or in cur-rency exchange rates.

A Portfolio may purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When a Portfolio purchases an option on a futures contract, it has the right to assume a position as a purchaser or a seller of a futures contract at a specified exercise price during the option period. When a Portfolio sells an option on a futures contract, it becomes ob-ligated to sell or buy a futures contract if the option is exercised. In con-nection with a Portfolio's position in a futures contract or related option, the Fund will create a segregated account of liquid assets or will otherwise cover its position in accordance with applicable SEC requirements.

The primary risks associated with the use of futures contracts and options are
(a) the imperfect correlation between the change in market value of the instru-ments held by a Portfolio and the price of the futures contract or option; (b) possible lack of a liquid secondary market for a futures contract and the re-sulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; and (d) a sub-adviser's inability to predict correctly the direction of securities pric-es, interest rates, currency exchange rates and other economic factors. For further discussion of risks involved with domestic and foreign futures and op-tions, see Appendix B in the Statement of Additional Information.

The Fund intends to comply with the regulations of the Commodity Futures Trad-ing Commission exempting the Portfolios from registration as a "commodity pool operator."

LIQUIDITY MANAGEMENT. Pending investment, to meet anticipated redemption re-quests, or as a temporary defensive measure if its sub-adviser determines that market conditions warrant, each Portfolio other than the Index Master Portfolio may also invest without limitation in high quality money market instruments. The Balanced Portfolio may also invest in these securities in furtherance of its investment objective. The Index Master Portfolio may invest up to 5% of its net assets in certain short-term fixed income obligations in order to maintain liquidity or to invest temporarily uncommitted cash balances.

High quality money market instruments include U.S. government obligations, U.S. government agency obligations, dollar denominated obligations of foreign is-suers, bank obligations, including U.S. subsidiaries and branches of foreign banks, corporate obligations, commercial paper, repurchase agreements and obli-gations of supranational organizations. Generally, such obligations will mature within one year from the date of settlement, but may mature within two years from the date of settlement. Under a repurchase agreement, a Portfolio agrees to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed upon time and price. Repurchase agreements are, in substance, loans. Default by or bankruptcy of a seller would expose a Portfolio to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS. Each Portfolio (other than the Index Master Portfolio) may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transac-tions involve a commitment by a Portfolio to purchase or sell particular secu-rities with payment and delivery taking place at a future date (perhaps one or two months later), and permit a Portfolio to lock in a price or yield on a se-curity it owns or intends to purchase, regardless of future changes in interest rates or market action. When-issued and forward commitment transactions involve the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securi-ties delivery takes place. Each Portfolio's when-issued purchases and forward commitments are not expected to exceed 25% of the value of its total assets ab-sent unusual market conditions.

REVERSE REPURCHASE AGREEMENTS AND OTHER BORROWINGS. Each Portfolio is autho-rized to borrow money. If the securities held by a Portfolio should decline in value while borrowings are outstanding, the net asset value of the Portfolio's outstanding shares will decline in value by proportionately more than the de-cline in value suffered by the Portfolio's securities. Borrowings may be made by each Portfolio (except the Index Master Portfolio) through reverse repur-chase agreements under which the Portfolio sells portfolio securities to finan-cial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price. A Portfolio may use the proceeds of re-verse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, on a date simultaneous with or prior to the expi-ration of the reverse repurchase agreement. The Balanced Portfolio may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. This use of reverse repurchase agreements may be regarded as leveraging and, therefore, speculative. Reverse repurchase agreements involve the risks that the interest income earned in the investment of the proceeds will be less than the interest expense, that the market value of the securities sold by a Portfolio may decline below the price of the securities the Portfolio is obligated to repurchase and that the securi-ties may not be returned to the Portfolio. During the time a reverse repurchase agreement is outstanding, a Portfolio will maintain a segregated account with the Fund's custodian containing cash, U.S. Government or other appropriate liq-uid securities having a value at least equal to the repurchase price. A Portfo-lio's reverse repurchase agreements, together with any other borrowings, will not exceed, in the aggregate, 33 1/3% of the value of its total assets (33% in the case of the Index Master Portfolio). In addi-tion, the Balanced Portfolio may borrow up to an additional 5% of its total as-sets for temporary purposes. Whenever borrowings exceed 5% of a Portfolio's to-tal assets, the Portfolios (other than the Index Master Portfolio and the Bal-anced Portfolio) will not make any investments.

INVESTMENT COMPANIES. In connection with the management of their daily cash po-sitions, the Portfolios (other than the Index Master Portfolio) may invest in securities issued by other investment companies which invest in short-term debt securities and which seek to maintain a $1.00 net asset value per share. Such Portfolios may also invest in securities issued by other investment companies with similar investment objectives. The International Equity and International Emerging Markets Portfolios may purchase shares of investment companies invest-ing primarily in foreign securities, including so-called "country funds." Coun-try funds have portfolios consisting exclusively of securities of issuers lo-cated in one foreign country. The Index Equity Portfolio may also invest in Standard & Poor's Depository Receipts (SPDRs) and shares of other investment companies that are structured to seek a similar correlation to the performance of the S&P 500 Index. Securities of other investment companies will be acquired within limits prescribed by the Investment Company Act of 1940 (the "1940 Act"). As a shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addi-tion to the expenses each bears directly in connection with its own operations.

SECURITIES LENDING. A Portfolio may seek additional income by lending securi-ties on a short-term basis. The securities lending agreements will require that the loans be secured by collateral in cash, U.S. Government securities or (ex-cept for the Index Master Portfolio) irrevocable bank letters of credit main-tained on a current basis equal in value to at least the market value of the loaned securities. A Portfolio may not make such loans in excess of 33 1/3% of the value of its total assets. Securities loans involve risks of delay in re-ceiving additional collateral or in recovering the loaned securities, or possi-bly loss of rights in the collateral if the borrower of the securities becomes insolvent.

ILLIQUID SECURITIES. No Portfolio will knowingly invest more than 15% (10% with respect to the Index Master Portfolio) of the value of its net assets in secu-rities that are illiquid. Variable and floating rate instruments that cannot be disposed of within seven days, and repurchase agreements and time deposits that do not provide for payment within seven days after notice, without taking a re-duced price, are subject to these limits. Each Portfolio may purchase securi-ties which are not registered under the Securities Act of 1933 (the "1933 Act") but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as it is determined by the adviser or sub-adviser that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio during any pe-riod that qualified institutional buyers become uninterested in purchasing these restricted securities.

SMALL CAP AND MID-CAP PORTFOLIOS.
Under normal market conditions, the Small Cap Growth Equity Portfolio and Small Cap Value Equity Portfolio will invest at least 90% (and in any event at least 65%) of their respective total assets in equity securities of smaller-capitalized organizations (less than $1 billion at the time of purchase). Similarly, the Mid-Cap Value Equity Portfolio and Mid-Cap Growth Equity Portfolio will invest, under normal market condi-tions, at least 90% (and in any event at least 65%) of their respective total assets in equity securities of medium-capitalized organizations (between $1 billion and $5 billion at the time of purchase). These organizations will nor-mally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized com-panies.

INDEX EQUITY AND INDEX MASTER PORTFOLIOS. During normal market conditions, the Index Master Portfolio (in which all of the assets of the Index Equity Portfo-lio are invested) invests at least 95% of the value of its total assets in se-curities included in the Standard & Poor's 500(R) Composite Stock Price Index (the "S&P 500 Index")*. The Index Master Portfolio intends to invest in all of the stocks that comprise the S&P 500 Index in approximately the same propor-tions as they are represented in the Index. The Portfolio operates as an index portfolio and, therefore, is not actively managed (through the use of economic, financial or market analysis), and adverse performance will ordinarily not re-sult in the elimination of a stock from the Portfolio. The Portfolio will re-main fully invested in common stocks even when stock prices are generally fall-ing. Ordinarily, portfolio securities will not be sold except to reflect addi-tions or deletions of the stocks that comprise the S&P 500 Index, including mergers, reorganizations and similar transactions and, to the extent necessary, to provide cash to pay redemptions of the Portfolio's shares. The investment performance of the Index Master Portfolio and the Index Equity Portfolio is ex-pected to approximate the investment performance of the S&P 500 Index, which tends to be cyclical in nature, reflecting periods when stock prices generally rise or fall.

Neither the Index Equity Portfolio nor the Index Master Portfolio are spon-sored, endorsed, sold or promoted by S&P. S&P makes no representation or war-ranty, express or implied, to the owners of the Index Equity Portfolio or the Index Master Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Index Equity Portfolio or the Index Master Portfolio particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Index Equity Portfolio and the Index Master Portfolio is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Index Equity Portfolio or the Index Master Portfolio. S&P has no obligation to take the needs of the In-dex Equity Portfolio or the Index Master Portfolio or their respective owners into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Index Equity Portfolio or the Index Master Portfolio or the timing of the issuance or sale of the Index Equity Portfolio or the In-dex Master Portfolio or in the determination or calculation of the equation by which the Index Equity Portfolio or the Index Master Portfolio is to be con-verted into cash. S&P has no obligation or liability in connection with the ad-ministration, marketing or trading of the Index Equity Portfolio or Index Mas-ter Portfolio.
------

* "Standard & Poor's(R)," "S&P(R)," "S&P500(R)," "Standard & Poor's 500(R)" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been li-censed for use by the Fund and The DFA Investment Trust Company.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 IN-DEX OR ANY DATA INCLUDED THEREIN, AND S&P SHALL HAVE NO LIABILITY FOR ANY ER-RORS, OMISSIONS OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IM-PLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMIT-ING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPE-CIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

INTERNATIONAL PORTFOLIOS. During normal market conditions, the International Equity Portfolio and International Emerging Markets Portfolio (the "Interna-tional Portfolios") will invest at least 90% (and in any event at least 65%) of their total assets in equity securities of foreign issuers. Investing in for-eign securities involves considerations not typically associated with investing in securities of companies organized and operated in the United States. Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of a Portfolio that invests in foreign securities as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates.

A Portfolio's investments in foreign securities may also be adversely affected by changes in foreign political or social conditions, diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or as-sets, or imposition of (or change in) exchange control regulations. In addi-tion, changes in government administrations or economic or monetary policies in the U.S. or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect a Portfolio's operations.

In general, less information is publicly available with respect to foreign is-suers than is available with respect to U.S. companies. Most foreign companies are also not subject to the uniform accounting and financial reporting require-ments applicable to issuers in the United States. While the volume of transac-tions effected on foreign stock exchanges has increased in recent years, it re-mains appreciably below that of the New York Stock Exchange. Accordingly, a Portfolio's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies. In addi-tion, there is generally less government supervision and regulation of securi-ties exchanges, brokers and issuers in foreign countries than in the United States.

The expense ratios of the International Equity and International Emerging Mar-kets Portfolios can be expected to be higher than those of Portfolios investing primarily in domestic securities. The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of investment research, higher cost of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities.

As stated, the International Emerging Markets Portfolio will invest its assets in countries with emerging economies or securities markets. These countries may include Argentina, Brazil, Bulgaria, Chile, China, Colombia, The Czech Repub-lic, Ecuador, Greece, Hungary, India, Indonesia, Israel, Lebanon, Malaysia, Mexico, Morocco, Peru, The Philippines, Poland, Romania, Russia, South Africa, South Korea, Taiwan, Thailand, Tunisia, Turkey, Venezuela and Vietnam. Politi-cal and economic structures in many of these countries may be undergoing sig-nificant evolution and rapid development, and these countries may lack the so-cial, political and economic stability characteristic of more developed coun-tries. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of invest-ments in these countries and the availability to a Portfolio of additional in-vestments in emerging market countries. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in Japan or most Western European countries. There may be little financial or accounting information available with respect to issuers located in certain emerging market countries, and it may be difficult to assess the value or prospects of an investment in such is-suers.

The International Equity Portfolio invests primarily in equity securities of issuers located in countries included in EAFE. Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Italy, Japan, Netherlands, New Zealand, Norway, Singapore, Malaysia, Spain, Sweden, Switzerland and the United Kingdom are currently included in EAFE. From time to time the International Eq-uity Portfolio may invest more than 25% of its total assets in the securities of issuers located in Japan. Investments of 25% or more of the Portfolio's to-tal assets in this or any other country will make the Portfolio's performance more dependent upon the political and economic circumstances of a particular country than a mutual fund that is more widely diversified among issuers in different countries. For example, in the past events in the Japanese economy as well as social developments and natural disasters have affected Japanese secu-rities and currency markets, and have periodically disrupted the relationship of the Japanese yen with other currencies and with the U.S. dollar.

The International Equity and International Emerging Markets Portfolios may (but are not required to) use forward foreign currency exchange contracts to hedge against movements in the value of foreign currencies (including the European Currency Unit (ECU)) relative to the U.S. dollar in connection with specific portfolio transactions or with respect to portfolio positions. A forward for-eign currency exchange contract involves an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Foreign currency exchange contracts do not eliminate fluctuations in the values of portfolio securities but rather allow a Portfolio to establish a rate of ex-change for a future point in time.

BALANCED PORTFOLIO. Fixed income securities purchased by the Balanced Portfolio may include domestic and dollar-denominated foreign debt securities, including bonds, debentures, notes, equipment lease and trust certificates, mortgage-re-lated and asset-backed securities, guar-anteed investment contracts (GICs), obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities and state and local munic-ipal obligations. These securities will be rated at the time of purchase within the four highest rating groups assigned by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P") or another nationally recognized statistical rating organization. If unrated, the securities will be determined at the time of purchase to be of comparable quality by the sub-ad-viser. Securities rated "Baa" by Moody's or "BBB" by S&P, respectively, are generally considered to be investment grade although they have speculative characteristics. If a fixed income security is reduced below Baa by Moody's or BBB by S&P, the Portfolio's sub-adviser will dispose of the security in an or-derly fashion as soon as practicable. Investments in securities of foreign is-suers, which present additional investment considerations as described above under "International Portfolios," will be limited to 5% of the Portfolio's to-tal assets.

The market value of the Balanced Portfolio's investments in fixed income corpo-rate and other securities will change in response to changes in interest rates and the relative financial strength of each issuer. During periods of falling interest rates, the values of long-term fixed income securities generally rise. Conversely, during periods of rising interest rates the values of such securi-ties generally decline. Changes in the financial strength of an issuer or changes in the ratings of any particular security may also affect the value of these investments.

The Balanced Portfolio may make significant investments in mortgage-related and other asset-backed securities (i.e., securities backed by home equity loans, installment sale contracts, credit card receivables or other assets) issued by governmental entities and private issuers.

The Balanced Portfolio may acquire several types of mortgage-related securi-ties, including guaranteed mortgage pass-through certificates, which provide the holder with a pro rata interest in the underlying mortgages, adjustable rate mortgage-related securities ("ARMs") and collateralized mortgage obliga-tions ("CMOs"), which provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Is-suers of CMOs frequently elect to be taxed as a pass-through entity known as real estate mortgage investment conduits, or REMICs. CMOs are issued in multi-ple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in many ways. In most cases, however, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other clas-ses having an earlier stated maturity date are paid in full. The classes may include accrual certificates (also known as "Z-Bonds"), which only accrue in-terest at a specified rate until other specified classes have been retired and are converted thereafter to interest-paying securities. They may also include planned amortization classes ("PACs") which generally require, within certain limits, that specified amounts of principal be applied on each payment date, and generally exhibit less yield and market volatility than other classes.

Non-mortgage asset-backed securities involve risks that are not presented by mortgage-related securities. Primarily, these securities do not have the bene-fit of the same security interest in the underlying collateral. Credit card re-ceivables are generally unsecured, and the debtors are enti tled to the protection of a number of state and Federal consumer credit laws which give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of ve-hicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

The yield and maturity characteristics of mortgage-related and other asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time be-cause the underlying assets (i.e., loans) generally may be prepaid at any time. In calculating the average weighted maturity of a Portfolio, the maturity of other asset-backed securities will be based on estimates of average life which take prepayments into account. The average life of a mortgage-related instru-ment, in particular, is likely to be substantially less than the original matu-rity of the mortgage pools underlying the securities as the result of scheduled principal payments and mortgage prepayments. In general, the collateral sup-porting non-mortgage asset-backed securities is of shorter maturity than mort-gage loans and is less likely to experience substantial prepayments.

The relationship between prepayments and interest rates may give some high-yielding asset-backed securities less potential for growth in value than con-ventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by the Balanced Portfolio will gener-ally be at lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, an asset-backed security's total return and maturity may be difficult to predict precisely. To the extent that the Balanced Portfolio purchases asset-backed securities at a premium, prepayments (which may be made without penalty) may result in loss of the Balanced Portfolio's principal investment to the extent of premium paid.

The Balanced Portfolio may from time to time purchase in the secondary market certain mortgage pass-through securities packaged and master serviced by PNC Mortgage Securities Corp. (or Sears Mortgage if PNC Mortgage Securities Corp. succeeded to rights and duties of Sears Mortgage) or mortgage-related securi-ties containing loans or mortgages originated by PNC Bank or its affiliates. It is possible that, under some circumstances, PNC Mortgage Securities Corp. or its affiliates could have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against PNC Mortgage Securities Corp. or its affiliates.

The Balanced Fund may also purchase obligations issued or guaranteed by the U.S. Government and U.S. Government agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S.

Treasury. Others are supported by the right of the issuer to borrow from the U.S. Treasury; and still others are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored in-strumentalities if it is not obligated to do so by law. Certain U.S. Treasury and agency securities may be held by trusts that issue participation certifi-cates (such as Treasury income growth receipts ("TIGRs") and certificates of accrual on Treasury certificates ("CATs")). The Balanced Portfolio may purchase these certificates, as well as Treasury receipts and other stripped securities, which represent beneficial ownership interests in either future interest pay-ments or the future principal payments on U.S. Government obligations. These instruments are issued at a discount to their "face value" and may (particu-larly in the case of stripped mortgage-backed securities) exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

The Balanced Portfolio may also purchase zero-coupon bonds (i.e., discount debt obligations that do not make periodic interest payments) and state and local government obligations. Zero-coupon bonds are subject to greater market fluctu-ations from changing interest rates than debt obligations of comparable maturi-ties which make current distributions of interest. Municipal obligations may be purchased when the Portfolio's sub-adviser believes that their return, on a pre-tax basis, will be comparable to the returns of other permitted invest-ments. Dividends paid by the Portfolio that are derived from interest on munic-ipal obligations will be taxable to shareholders.

To take advantage of attractive opportunities in the mortgage market and to en-hance current income, the Balanced Portfolio may enter into dollar roll trans-actions. A dollar roll transaction involves a sale by the Portfolio of a mort-gage-backed or other security concurrently with an agreement by the Portfolio to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated ma-turity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold. During the period be-tween the sale and repurchase, the Portfolio will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Portfolio, and the income from these investments will generate income for the Portfolio. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Portfolio compared with what the performance would have been without the use of dollar rolls. At the time that the Portfolio enters into a dollar roll transaction, it will place in a segregated account maintained with its custodian cash, U.S. Government securities or other liquid securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that its value is maintained. The Portfolio's dollar rolls, together with its reverse repurchase agreements and other borrowings, will not exceed, in the aggregate, 33 1/3% of the value of its total assets.

Dollar roll transactions involve the risk that the market value of the securi-ties the Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the Portfo-lio sells securities becomes insolvent, the Portfolio's right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the sub-adviser's ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

PORTFOLIO TURNOVER RATES. Under normal market conditions, it is expected that the annual portfolio turnover rate for each Portfolio (including both the eq-uity and fixed income portions of the Balanced Portfolio in the aggregate) and for the Index Master Portfolio will not exceed 150%. A Portfolio's annual port-folio turnover rate will not, however, be a factor preventing a sale or pur-chase when the adviser or sub-adviser believes investment considerations war-rant such sale or purchase. Portfolio turnover may vary greatly from year to year as well as within a particular year. High portfolio turnover rates (i.e., over 100%) will generally result in higher transaction costs to a Portfolio.

What Are The Portfolios' Fundamental Investment Limitations?
--------------------------------------------------------------------------------
A Portfolio's (other than the Index Master Portfolio) investment objective and policies may be changed by the Fund's Board of Trustees without shareholder ap-proval. However, shareholders will be given at least 30 days' notice before any such change. The investment objective of the Index Master Portfolio may not be changed without the approval of shareholders of that Portfolio. No assurance can be provided that a Portfolio will achieve its investment objective.

Each Portfolio has also adopted certain fundamental investment limitations that may be changed only with the approval of a "majority of the outstanding shares of a Portfolio" (as defined in the Statement of Additional Information). Sev-eral of the Portfolios' fundamental investment policies, which are set forth in full in the Statement of Additional Information, are summarized below.

No Portfolio may:

(1) purchase securities (except U.S. Government securities (and, in the case of the Index Master Portfolio, obligations of instrumentalities of the U.S. Government) and related repurchase agreements) if more than 5% of its total assets will be invested in the securities of any one issuer, except that up to 25% of a Portfolio's total assets may be invested without regard to this 5% limitation;

(2) subject to the foregoing 25% exception (other than with respect to the In-dex Master Portfolio), purchase more than 10% of the outstanding voting se-curities of any issuer;

(3) invest 25% or more of its total assets in one or more issuers conducting their principal business activities in the same industry; and

(4) borrow money in amounts over one-third of the value of its total assets (33% of net assets in the case of the Index Master Portfolio) at the time of such borrowing.

These investment limitations are applied at the time investment securities are purchased. Notwithstanding the investment limitations, the Index Equity Portfo-lio may invest all of its assets in shares of an open-end management investment company with substantially the same investment objective, policies and limita-tions of that Portfolio.

In order to permit the sale of its shares in certain states, the Fund may make commitments more restrictive than the investment policies and limitations de-scribed in this Prospectus. If the Fund determines that any commitment is no longer in the best interests of a Portfolio, it will revoke the commitment by terminating sales of shares of the Portfolio in the state involved.

Who Manages The Fund?
--------------------------------------------------------------------------------
BOARD OF TRUSTEES

              The business and affairs of the Fund and of The DFA Investment Trust Company (in which the assets of the Fund's Index Equity Portfolio are invested) are managed under the direction of their separate Boards of Trustees. The following persons currently serve as trustees of Compass Capital Funds:

               William O. Albertini--Executive Vice President and Chief Finan-cial Officer of Bell Atlantic Corporation.

               Raymond J. Clark--Treasurer of Princeton University.

               Robert M. Hernandez--Vice Chairman and Chief Financial Officer of USX Corporation.

               Anthony M. Santomero--Deputy Dean of The Wharton School, Uni-versity of Pennsylvania.

               David R. Wilmerding, Jr.--President of Gates, Wilmerding, Carper & Rawlings, Inc.

              The Statement of Additional Information furnishes additional in-formation about the trustees and officers of both the Fund and The DFA Investment Trust Company.

ADVISER AND
SUB-          The Adviser to Compass Capital Funds is PNC Asset Management
ADVISERS      Group, Inc. ("PAMG"), except with respect to the Index Equity
              Portfolio. Each of the Portfolios within the Compass Capital
              Fund family is managed by a specialized portfolio manager who is a member of one of PAMG's portfolio management subsidiaries.

              The Portfolios (other than the Index Equity Portfolio) and their investment sub-advisers and portfolio managers are as follows:

                           INVESTMENT
COMPASS CAPITAL PORTFOLIO  SUB-ADVISER          PORTFOLIO MANAGER
-------------------------  ----------- ------------------------------------
Value Equity                PCM(/1/)   Benedict E. Capaldi; Vice President
                                       of PCM since 1995; prior to joining
                                       PCM, Senior Vice President and
                                       portfolio manager with Radnor
                                       Capital Management, President of
                                       Chestnut Hill Advisors, Inc. and
                                       Managing Director of Brandywine
                                       Asset Management, Inc.; Portfolio
                                       manager since 1995.

                                      INVESTMENT
   COMPASS CAPITAL PORTFOLIO          SUB-ADVISER                     PORTFOLIO MANAGER
 ----------------------------  ------------------------   ------------------------------------------
 Growth Equity                                PEAC(/2/)   Robert K. Urquhart; Managing Director of
                                                          PEAC's Large Cap Growth Equity Investments
                                                          area since 1995; prior to joining PEAC,
                                                          Chief Investment Officer and partner of
                                                          Cole Financial Group, Inc., a partner of
                                                          Seacliff Holdings, Inc. and of RCM Capital
                                                          Management; Portfolio manager since 1995.
 Small Cap Value Equity                        PCM(/1/)   Christian K. Stadlinger; Vice President of
                                                          PCM since July 1996; prior to joining PCM,
                                                          Portfolio Manager and Research Analyst
                                                          with Morgan Stanley Asset Management;
                                                          Portfolio manager since July 1996.
 Small Cap Growth Equity                      PEAC(/2/)   William J. Wykle; investment manager with
                                                          PEAC since 1995; investment manager with
                                                          PNC Bank, National Association from 1986
                                                          to 1995; Portfolio manager since its
                                                          inception.
 Mid-Cap Value Equity                          PCM(/1/)   Benedit E. Capaldi (see above); Portfolio
                                                          co-manager since its inception.
                                                          Daniel B. Eagan; portfolio manager with
                                                          PCM since 1995; director of investment
                                                          strategy at PAMC during 1995; portfolio
                                                          manager with PEAC during 1995; Portfolio
                                                          co-manager since its inception.
 Mid-Cap Growth Equity                        PEAC(/2/)   William J. Wykle (see above); Portfolio
                                                          co-manager since its inception.
                                                          [Insert McVail Bio]
 International Equity          CastleInternational(/4/)   Gordon Anderson; Managing Director and
                                                          Chief Investment Officer since 1996; prior
                                                          to joining CastleInternational, Investment
                                                          Director of Dunedin Fund Managers Ltd.;
                                                          Portfolio manager since 1996.
 International Emerging        CastleInternational(/4/)   Euan Rae; Senior Investment Manager since
                                                          1996; prior to joining
                                                          CastleInternational, Head of Emerging
                                                          Markets at Dunedin Fund Managers Ltd., and
                                                          Investment Manager with Edinburgh Fund
                                                          Managers; Portfolio manager since 1996.
 Select Equity                                 PCM(/1/)   Daniel B. Eagan (see above); Portfolio
                                                          manager since 1995.

                                    INVESTMENT
   COMPASS CAPITAL PORTFOLIO       SUB-ADVISER                   PORTFOLIO MANAGER
 ----------------------------  -------------------   ------------------------------------------
 Balanced                            PCM and         Daniel B. Eagan (see above); Portfolio co-
                               BlackRock(/1/)(/3/)   manager since 1994.
                                                     Robert S. Kapito; Vice Chairman of
                                                     BlackRock since 1988; Portfolio co-manager
                                                     since 1995.
                                                     Keith T. Anderson; Managing Director and
                                                     co-chair of Portfolio Management Group and
                                                     Investment Strategy Committee of BlackRock
                                                     since 1988; Portfolio co-manager since
                                                     1995.

(1) Provident Capital Management, Inc. ("PCM") has its primary offices at 1700 Market Street, 27th Floor, Philadelphia, PA 19103.
(2) PNC Equity Advisors Company ("PEAC") has its primary offices at 1835 Market Street, 15th Floor, Philadelphia, PA 19103.
(3) BlackRock Financial Management, Inc. ("BlackRock") has its primary offices at 345 Park Avenue, New York, New York 10154.
(4) CastleInternational Asset Management Limited ("CastleInternational") has its primary offices at 7 Castle Street, Edinburgh, Scotland, EH3 3AM.

              PAMG was organized in 1994 to perform advisory services for in-vestment companies, and has its principal offices at 1835 Market Street, Philadelphia, Pennsylvania 19103. PAMG is an indirect wholly-owned subsidiary of PNC Bank Corp., a multi-bank holding company.

              For their investment advisory and sub-advisory services, PAMG and the Portfolios' sub-advisers are entitled to fees, computed daily on a portfolio-by-portfolio basis and payable monthly, at the maximum annual rates set forth below. As stated under "What Are the Expenses of the Portfolios?" PAMG and the sub-advisers intend to waive a portion of their fees during the current fis-cal year. All sub-advisory fees are paid by PAMG and do not rep-resent an extra charge to the Portfolios.

                 MAXIMUM ANNUAL CONTRACTUAL FEE RATE FOR EACH PORTFOLIO EXCEPT
                  THE INDEX EQUITY PORTFOLIO AND THE INTERNATIONAL PORTFOLIOS
                                       (BEFORE WAIVERS)

                                        Investment  Sub-Advisory
            Average Daily Net Assets   Advisory Fee     Fee
            ------------------------   ------------ ------------
            first $1 billion               .550%        .400%
            $1 billion -- $2 billion       .500         .350
            $2 billion -- $3 billion       .475         .325
            greater than $3 billion        .450         .300

                   MAXIMUM ANNUAL CONTRACTUAL FEE RATE FOR THE INTERNATIONAL
                               EQUITY PORTFOLIO (BEFORE WAIVERS)

                                        Investment  Sub-Advisory
            Average Daily Net Assets   Advisory Fee     Fee
            ------------------------   ------------ ------------
            first $1 billion               .750%        .600%
            $1 billion -- $2 billion       .700         .550
            $2 billion -- $3 billion       .675         .525
            greater than $3 billion        .650         .500

                   MAXIMUM ANNUAL CONTRACTUAL FEE RATE FOR THE INTERNATIONAL
                          EMERGING MARKETS PORTFOLIO (BEFORE WAIVERS)

                                        Investment  Sub-Advisory
            Average Daily Net Assets   Advisory Fee     Fee
            ------------------------   ------------ ------------
            first $1 billion              1.250%       1.100%
            $1 billion -- $2 billion      1.200        1.050
            $2 billion -- $3 billion      1.155        1.005
            greater than $3 billion       1.100         .950

                Although the advisory fee rate payable by the International Emerging Markets Portfolio is higher than the rate payable by mutual funds investing in domestic securities, the Fund be-lieves it is comparable to the rates paid by many other funds with similar investment objectives and policies and is appro-priate for the Portfolio in light of its investment objective and policies.

                For their last fiscal year the Portfolios paid investment ad-visory fees at the following annual rates (expressed as a per-centage of average daily net assets) after voluntary fee waiv-ers: Value Equity Portfolio, .50%; Growth Equity Portfolio, .50%; Small Cap Value Equity Portfolio, .53%; Small Cap Growth Equity Portfolio, .53%; International Equity Portfolio, .70%; International Emerging Markets Portfolio, 1.15%; Select

              Equity Portfolio, .50%; and Balanced Portfolio, .50%. For the period from October 1, 1995 through June 1, 1996, the Index Eq-uity Portfolio paid investment advisory fees to its former in-
              vestment advisor at the annual rate of   % of its average daily
              net assets.

              The sub-advisers to each Portfolio strive to achieve best execu-tion on all transactions. Infrequently, brokerage transactions for the Portfolios may be directed through registered broker/dealers who have entered into dealer agreements with Com-pass Capital's distributor.

ADVISER TO
INDEX         Dimensional Fund Advisors Inc. ("DFA"), located at 1299 Ocean
MASTER        Avenue, 11th Floor, Santa Monica, CA 90401, serves as investment
PORTFOLIO     adviser to the Index Master Portfolio.

              DFA was organized in May 1981 and is engaged in the business of providing investment management services to institutional in-vestors. DFA's assets under management totalled approximately $ billion at October 31, 1996. David G. Booth and Rex A. Sinquefield, both of whom are trustees and officers of The DFA Investment Trust Company and directors, officers and sharehold-ers of DFA, may be deemed controlling persons of DFA.

              Investment decisions for the Index Master Portfolio are made by the Investment Committee of DFA, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee is composed of certain officers and directors of DFA who are elected annually. DFA provides the Index Master Portfo-lio with a trading department and selects brokers and dealers to effect securities transactions.

              For the investment advisory services provided to the Index Mas-ter Portfolio under the advisory agreement, DFA is entitled to receive a fee at the annual rate of .025% of the Index Master Portfolio's average daily net assets. For the Index Master Port-folio's fiscal year ended November 30, 1996, DFA received a monthly fee for its investment advisory services which, on an annual basis, equaled .025% of the Index Master Portfolio's net assets.

ADMINISTRATORSCompass Capital Group, Inc. ("CCG"), PFPC Inc. ("PFPC") and Com-
              pass Distributors, Inc. ("CDI") (the "Administrators") serve as the Fund's co-administrators. CCG and PFPC are indirect wholly-owned subsidiaries of PNC Bank Corp. CDI is a wholly-owned sub-sidiary of Provident Distributors, Inc. ("PDI"). A majority of the outstanding stock of PDI is owned by its officers and the remaining out-standing stock is owned by Pennsylvania Merchant Group Ltd.

                The Administrators generally assist the Fund in all aspects of its administration and operation, including matters relating to the maintenance of financial records and fund accounting. As compensation for these services, CCG is entitled to receive a fee, computed daily and payable monthly, at an annual rate of .03% of each Portfolio's average daily net assets, and PFPC and CDI are entitled to receive a combined fee, computed daily and payable monthly, at an annual rate of .20% of the first $500 million of each Portfolio's average daily net assets, .18% of the next $500 million of each Portfolio's average daily net assets, .16% of the next $1 billion of each Portfo-lio's average daily net assets and .15% of each Portfolio's average daily net assets in excess of $2 billion. From time to time the Administrators may waive some or all of their admin-istration fees from a Portfolio. PFPC serves as the adminis-trative services, dividend disbursing and transfer agent to the Index Master Portfolio, for which PFPC is entitled to com-pensation at the annual rate of .015% of the Index Master Portfolio's net assets.

                For information about the operating expenses the Portfolios paid for the most recent fiscal year, see "What Are The Ex-penses Of The Portfolios?"

TRANSFER        PNC Bank serves as the Portfolios' custodian and PFPC serves
AGENT,          as their transfer agent and dividend disbursing agent.
DIVIDEND
DISBURSING
AGENT AND
CUSTODIAN


DISTRIBUTION
AND SERVICE     Under the Fund's Distribution and Service Plan (the "Plan"),
PLAN            Investor Shares of the Portfolios bear the expense of payments
                ("distribution fees") made to CDI, as the Fund's distributor
                (the "Distributor"), or affiliates of PNC Bank, National Asso-ciation ("PNC Bank") for distribution and sales support serv-ices. The distribution fees may be used to compensate the Dis-tributor for distribution services and to compensate the Dis-tributor and PNC Bank affiliates for sales support services provided in connection with the offering and sale of Investor
                Shares. The distribution fees may also be used to reimburse the Distributor and PNC Bank affiliates for related expenses, including payments to brokers, dealers, financial institutions and industry professionals ("Service Organizations") for sales support services and related expenses. Distribution fees pay-able under the Plan will not exceed .10% (annualized) of the average daily net asset value of each Portfolio's outstanding
                Investor A Shares and .75% (annualized) of the average daily net asset value of each Portfolio's outstanding Investor B Shares. Pay-ments under the Plan are not tied directly to out-of-pocket ex-penses and therefore may be used by the recipients as they choose (for example, to defray their overhead expenses). The Plan also permits the Distributor, PAMG, the Administrators and other companies that receive fees from the Fund to make payments relating to distribution and sales support activities out of their past profits or other sources available to them.

              Under the Plan, the Fund intends to enter into service arrange-ments with Service Organizations (including PNC Bank and its af-filiates) with respect to each class of Investor Shares pursuant to which Service Organizations will render certain support serv-ices to their customers who are the beneficial owners of In-vestor Shares. In consideration for a shareholder servicing fee of up to .25% (annualized) of the average daily net asset value of Investor Shares owned by their customers, Service Organiza-tions may provide one or more of the following services: re-sponding to customer inquiries relating to the services per-formed by the Service Organization and to customer inquiries concerning their investments in Investor Shares; assisting cus-tomers in designating and changing dividend options, account designations and addresses; and providing other similar share-holder liaison services. In consideration for a separate share-holder processing fee of up to .15% (annualized) of the average daily net asset value of Investor Shares owned by their custom-ers, Service Organizations may provide one or more of these ad-ditional services to such customers: processing purchase and re-demption requests from customers and placing orders with the Fund's transfer agent or the Distributor; processing dividend payments from the Fund on behalf of customers; providing sub-ac-counting with respect to Investor Shares beneficially owned by customers or the information necessary for sub-accounting; and providing other similar services.

              Service Organizations may charge their clients additional fees for account services. Customers who are beneficial owners of In-vestor Shares should read this Prospectus in light of the terms and fees governing their accounts with Service Organizations.

              The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of under-writing securities. It is intended that the services provided by Service Organizations under their service agreements will not be prohibited under these laws. Under state securities laws, banks and financial institutions that receive payments from the Fund may be required to register as dealers.

EXPENSES
                Expenses are deducted from the total income of each Portfolio before dividends and distributions are paid. Expenses include, but are not limited to, fees paid to the investment adviser and the Administrators, transfer agency and custodian fees, trustee fees, taxes, interest, professional fees, shareholder servicing and processing fees, distribution fees, fees and ex-penses in registering and qualifying the Portfolios and their shares for distribution under Federal and state securities laws, expenses of preparing prospectuses and statements of ad-ditional information and of printing and distributing prospec-tuses and statements of additional information to existing shareholders, expenses relating to shareholder reports, share-holder meetings and proxy solicitations, insurance premiums, the expense of independent pricing services, and other ex-penses which are not expressly assumed by PAMG or the Fund's service providers under their agreements with the Fund. Any general expenses of the Fund that do not belong to a particu-lar investment portfolio will be allocated among all invest-ment portfolios by or under the direction of the Board of Trustees in a manner the Board determines to be fair and equi-table.

What Pricing Options Are Available To Investors?
--------------------------------------------------------------------------------
              The Equity Portfolios of Compass Capital Funds offer different pricing options to investors in the form of different share classes. These options are described below:

              A SHARES (FRONT-END LOAD)
               One time, front-end sales charge at time of purchase
               No charges or fees at any time for redeeming shares
               Lower ongoing expenses
               Free exchanges with other A Shares in the Compass Capital Funds family

              A Shares may make sense for investors with a long-term invest-ment horizon who prefer to pay a one-time front-end sales charge and have reduced ongoing fees.

              B SHARES (BACK-END LOAD)
               No front-end sales charge at time of purchase
               Contingent deferred sales charge (CDSC) if shares are redeemed, declining over 6 years from a high of 4.50%
               Automatically convert to A Shares eight years from purchase

              B Shares may make sense for investors who prefer to pay for pro-fessional investment advice on an ongoing basis (asset-based sales charge) rather than with a traditional, one-time front-end sales charge.

THE PRICING OPTIONS FOR EACH PORTFOLIO ARE DESCRIBED IN THE TABLES BELOW:

 Value Equity, Growth Equity, Small Cap Value Equity, Small Cap Growth Equity, Mid-Cap Value Equity, Mid-Cap Growth Equity, Select Equity and Balanced
 Portfolios:

                                  A SHARES       B SHARES
  Maximum Front-End Sales Charge   4.50%          0.00%
  12b-1 Fee                        0.00%*         0.75%
  CDSC (Redemption Charge)         0.00%       4.50%-0.00%
                                             (Depends on when
                                           shares are redeemed)

 International Equity and International Emerging Markets Portfolios:

                                  A SHARES       B SHARES
  Maximum Front-End Sales Charge   5.00%          0.00%
  12b-1 Fee                        0.00%*         0.75%
  CDSC (Redemption Charge)         0.00%       4.50%-0.00%
                                             (Depends on when
                                           shares are redeemed)

 Index Equity Portfolio

                                  A SHARES       B SHARES
  Maximum Front-End Sales Charge   3.00%          0.00%
  12b-1 Fee                        0.00%*         0.75%
  CDSC (Redemption Charge)         0.00%       4.50%-0.00%
                                             (Depends on when
                                           shares are redeemed)

*The Portfolios do not expect to incur any 12b-1 fees with respect to Investor A Shares during the current fiscal year.

Investors wishing to purchase shares of the Portfolios may do so either by mailing the investment application attached to this Prospectus along with a check or by wiring money as specified below under "How Are Shares Purchased?". The Fund also offers a third pricing option for shares of the Portfolios--In-vestor C Shares--which are described in a separate prospectus. See "How Is The Fund Organized?"

What Are The Key Considerations In Selecting A Pricing Option?
--------------------------------------------------------------------------------
In deciding which class of Investor Shares to purchase, investors should con-sider the following:

Intended Holding Period. Over time, the cumulative distribution fees on a Port-folio's Investor B Shares will exceed the expense of the maximum initial sales charge on Investor A Shares. For example, if net asset value remains constant, the Investor B Shares' aggregate distribution fees would be equal to the In-vestor A Shares' initial maximum sales charge from four to seven years after purchase (depending on the Portfolio). Thereafter, Investor B Shares would bear higher aggregate expenses. Investor B shareholders, however, enjoy the benefit of permitting all their dollars to work from the time the investments are made. Any positive investment return on the additional invested amount would par-tially or wholly offset the higher annual expenses borne by Investor B Shares.

Because the Portfolios' future returns cannot be predicted, however, there can be no assurance that such a positive return will be achieved.

At the end of eight years after the date of purchase, Investor B Shares will convert automatically to Investor A Shares, based on the relative net asset values of shares of each class. Investor B Shares acquired through reinvestment of dividends or distributions are also converted at the earlier of these dates--eight years after the reinvestment date or the date of conversion of the most recently purchased Investor B Shares that were not acquired through rein-vestment.

Investor B shareholders also pay a contingent deferred sales charge if they re-deem during the first six years after purchase, unless a sales charge waiver applies. Investors expecting to redeem during this period should consider the cost of the applicable contingent deferred sales charge in addition to the ag-gregate annual Investor B distribution fees, as compared with the cost of the applicable initial sales charges applicable to the Investor A Shares.

Investor B Shares of the Portfolios purchased on or before January 12, 1996 are subject to a CDSC of 4.50% of the lesser of the original purchase price or the net asset value of Investor B Shares at the time of redemption. This deferred sales charge is reduced for shares held more than one year. Investor B Shares of a Portfolio purchased on or before January 12, 1996 convert to Investor A Shares of the Portfolio at the end of six years after purchase. For more infor-mation about Investor B Shares purchased on or before January 12, 1996 and the deferred sales charge payable on their redemption, call PFPC at (800) 441-7762.

Reduced Sales Charges. Because of reductions in the front-end sales charge for purchases of Investor A Shares aggregating $25,000 or more, it may be advanta-geous for investors purchasing large quantities of Investor Shares to purchase Investor A Shares. In any event, the Fund will not accept any purchase order for $1,000,000 or more of Investor B Shares.

Waiver of Sales Charges. The entire initial sales charge on Investor A Shares of a Portfolio may be waived for certain eligible purchasers allowing their en-tire purchase price to be immediately invested in a Portfolio. The contingent deferred sales charge may be waived upon redemption of certain Investor B Shares.

How Are Shares Purchased?
--------------------------------------------------------------------------------
GENERAL. Initial and subsequent purchase orders may be placed through securi-ties brokers, dealers or financial institutions ("brokers"), or the transfer agent. Generally, individual investors will purchase Investor Shares through a broker who will then transmit the purchase order directly to the transfer agent.

The minimum investment for the initial purchase of shares is $500; there is a $100 minimum for subsequent investments. Purchases through the Automatic In-vestment Plan described below are subject to a lower initial purchase minimum. In addition, the minimum initial investment for employees of the Fund, the Fund's investment adviser, sub-advisers, Distributor or transfer agent or em-ployees of their affiliates is $100, unless payment is made through a payroll deduction program in which case the minimum investment is $25.

When placing purchase orders, investors should specify whether the order is for Investor A or Investor B Shares of a Portfolio. All share purchase orders that fail to specify a class will automatically be invested in Investor A Shares.

PURCHASES THROUGH BROKERS. Shares may be purchased through brokers which have entered into dealer agreements with the Distributor. Purchase orders received by a broker and transmitted to the transfer agent before the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time) on a Business Day will be effected at the net asset value determined that day, plus any applicable sales charge. Payment for an order may be made by the broker in Federal funds or other funds immediately available to the Portfolios' custodian no later than 4:00 p.m. (Eastern time) on the third Business Day following re-ceipt of the purchase order.

It is the responsibility of brokers to transmit purchase orders and payment on a timely basis. If payment is not received within the period described above, the order will be canceled, notice thereof will be given, and the broker and its customers will be responsible for any loss to the Fund or its shareholders. Orders of less than $500 may be mailed by a broker to the transfer agent.

PURCHASES THROUGH THE TRANSFER AGENT. Investors may also purchase Investor Shares by completing and signing the Account Application Form and mailing it to the transfer agent, together with a check in at least the minimum initial pur-chase amount payable to Compass Capital Funds. An Account Application Form may be obtained by calling (800) 441-7762. The name of the Portfolio with respect to which shares are purchased must also appear on the check or Federal Reserve Draft. Investors may also wire Federal funds in connection with the purchase of shares. The wire instructions must include the name of the Portfolio, specify the class of Investor Shares and include the name of the account registration and the shareholder account number. Before wiring any funds, an investor must call PFPC at (800) 441-7762 in order to confirm the wire instructions. Purchase orders which are received by PFPC, together with payment, before the close of regular trading hours on the New York Stock Exchange (cur-rently 4:00 p.m. Eastern time) on any Business Day (as defined below) are priced at the applicable net asset value next determined on that day, plus any applicable sales charge.

OTHER PURCHASE INFORMATION. Shares of each Portfolio of the Fund are sold on a continuous basis by CDI as the Distributor. CDI maintains its principal offices at 259 Radnor-Chester Road, Suite 120, Radnor, Pennsylvania 19087. Purchases may be effected on weekdays on which both the New York Stock Exchange and the Federal Reserve Bank of Philadelphia are open for business (a "Business Day"). Payment for orders which are not received or accepted will be returned after prompt inquiry. The issuance of shares is recorded on the books of the Fund. No certificates will be issued for shares. Payments for shares of a Portfolio may, in the discretion of the Fund's investment adviser, be made in the form of se-curities that are permissible investments for that Portfolio. Compass Capital reserves the right to reject any purchase order or to waive the minimum initial investment requirement.

How Are Shares Redeemed?
--------------------------------------------------------------------------------

REDEMPTION. Shareholders may redeem their shares for cash at any time. A writ-ten redemption request in proper form must be sent directly to Compass Capital Funds c/o PFPC, P.O. Box 8907, Wilmington, Delaware 19899-8907. Except for the contingent deferred sales charge, if applicable, there is no charge for a re-demption. Shareholders may also place redemption requests through a broker or other institution, which may charge a fee for this service.

WHEN REDEEMING INVESTOR SHARES IN THE PORTFOLIOS, SHAREHOLDERS SHOULD INDICATE WHETHER THEY ARE REDEEMING INVESTOR A SHARES OR INVESTOR B SHARES. If a redeem-ing shareholder owns both Investor A Shares and Investor B Shares in the same Portfolio, the Investor A Shares will be redeemed first unless the shareholder indicates otherwise.

Except as noted below, a request for redemption must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $25,000, or if the proceeds are not to be paid to the record owner at the rec-ord address, or if the shareholder is a corporation, partnership, trust or fi-duciary, signature(s) must be guaranteed by any eligible guarantor institution. Eligible guarantor institutions generally include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

Generally, a properly signed written request with any required signature guar-antee is all that is required for a redemption. In some cases, however, other documents may be necessary. Shareholders holding Investor A Share certificates must send their certificates with the redemption request. Additional documen-tary evidence of authority is required by PFPC in the event redemption is re-quested by a corporation, partnership, trust, fiduciary, executor or adminis-trator.

EXPEDITED REDEMPTIONS. If a shareholder has given authorization for expedited redemption, shares can be redeemed by telephone and the proceeds sent by check to the shareholder or by Federal wire transfer to a single previously desig-nated bank account. Once authorization is on file, PFPC will honor requests by any person by telephone at (800) 441-7762 (in Delaware call collect (302) 791-
1194) or other means. The minimum amount that may be sent by check is $500, while the minimum amount that may be wired is $10,000. The Fund reserves the right to change these minimums or to terminate these redemption privileges. If the proceeds of a redemption would exceed $25,000, the redemption request must be in writing and will be subject to the signature guarantee requirement de-scribed above. This privilege may not be used to redeem Investor A Shares in certificated form. During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Redemption requests may also be mailed to PFPC at P.O. Box 8907, Wilmington, Delaware 19899-8907.

The Fund is not responsible for the efficiency of the Federal wire system or the shareholder's firm or bank. The Fund does not currently charge for wire transfers. The shareholder is responsible for any charges imposed by the share-holder's bank. To change the name of the single desig-nated bank account to receive wire redemption proceeds, it is necessary to send a written request (with a guaranteed signature as described above) to Compass Capital Funds c/o PFPC, P.O. Box 8907, Wilmington, Delaware 19899-8907.

The Fund reserves the right to refuse a telephone redemption if it believes it advisable to do so. The Fund, the Administrators and the Distributor will em-ploy reasonable procedures to confirm that instructions communicated by tele-phone are genuine. The Fund, the Administrators and the Distributor will not be liable for any loss, liability, cost or expense for acting upon telephone in-structions reasonably believed to be genuine in accordance with such proce-dures.

ACCOUNTS WITH LOW BALANCES. The Fund reserves the right to redeem a sharehold-er's account in any Portfolio at any time the net asset value of the account in such Portfolio falls below the required minimum initial investment as the re-sult of a redemption or an exchange request. A shareholder will be notified in writing that the value of the shareholder's account in a Portfolio is less than the required amount and will be allowed 30 days to make additional investments before the redemption is processed.

PAYMENT OF REDEMPTION PROCEEDS. The redemption price for shares is their net asset value per share next determined after the request for redemption is re-ceived in proper form by Compass Capital Funds c/o PFPC, P.O. Box 8907, Wil-mington, Delaware 19899-8907. Proceeds from the redemption of Investor B Shares will be reduced by the amount of any applicable contingent deferred sales charge. Unless another payment option is used as described above, payment for redeemed shares is normally made by check mailed within seven days after ac-ceptance by PFPC of the request and any other necessary documents in proper or-der. Payment may, however, be postponed or the right of redemption suspended as provided by the rules of the SEC. If the shares to be redeemed have been re-cently purchased by check, the Fund's transfer agent may delay the payment of redemption proceeds, which may be a period of up to 15 days after the purchase date, pending a determination that the check has cleared.

The Fund may also suspend the right of redemption or postpone the date of pay-ment upon redemption for such periods as are permitted under the 1940 Act, and may redeem shares involuntarily or make payment for redemption in securities or other property when determined appropriate in light of the Fund's responsibili-ties under the 1940 Act. See "Purchase and Redemption Information" in the Statement of Additional Information for examples of when such redemption might be appropriate.

What Are The Shareholder Features Of The Fund?
--------------------------------------------------------------------------------
COMPASS CAPITAL FUNDS offers shareholders many special features which enable an investor to have greater investment flexibility as well as greater access to information about the Fund throughout the investment period.

Additional information on each of these features is available from PFPC by calling (800) 441-7762 (in Delaware call collect (302) 791-1194).

EXCHANGE PRIVILEGE. Investor A and Investor B Shares of each Portfolio may be exchanged for shares of the same class of other portfolios of the Fund which offer that class of shares, based on their respective net asset values. Ex-changes of Investor A Shares may be subject to the difference between the sales charge previously paid on the exchanged shares and the higher sales charge (if any) payable with respect to the shares acquired in the exchange.

Investor A Shares of money market portfolios of the Fund that were (1) acquired through the use of the exchange privilege and (2) can be traced back to a pur-chase of shares in one or more investment portfolios of the Fund for which a sales charge was paid, can be exchanged for Investor A Shares of a portfolio subject to differential sales charges as applicable.

The exchange of Investor B Shares will not be subject to a CDSC, which will continue to be measured from the date of the original purchase and will not be affected by exchanges.

A shareholder wishing to make an exchange may do so by sending a written re-quest to PFPC at the address given above. Shareholders are automatically pro-vided with telephone exchange privileges when opening an account, unless they indicate on the Application that they do not wish to use this privilege. Share-holders holding share certificates are not eligible to exchange Investor A Shares by phone because share certificates must accompany all exchange re-quests. To add this feature to an existing account that previously did not pro-vide this option, a Telephone Exchange Authorization Form must be filed with PFPC. This form is available from PFPC. Once this election has been made, the shareholder may simply contact PFPC by telephone at (800) 441-7762 (in Delaware call collect (302) 791-1194) to request the exchange. During periods of sub-stantial economic or market change, telephone exchanges may be difficult to complete and shareholders may have to submit exchange requests to PFPC in writ-ing.

If the exchanging shareholder does not currently own shares of the investment portfolio whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain options and broker of record as the account from which shares are exchanged, unless otherwise speci-fied in writing by the shareholder with all signatures guaranteed by an eligi-ble guarantor institution as defined above. In order to participate in the Au-tomatic Investment Program or establish a Systematic Withdrawal Plan for the new account, however, an exchanging shareholder must file a specific written request.

Any share exchange must satisfy the requirements relating to the minimum ini-tial investment requirement, and must be legally available for sale in the state of the investor's residence. For Federal income tax purposes, a share ex-change is a taxable event and, accordingly, a capital gain or loss may be real-ized. Before making an exchange request, shareholders should consult a tax or other financial adviser and should consider the investment objective, policies and restrictions of the investment portfolio into which the shareholder is mak-ing an exchange, as set forth in the applicable Prospectus. Brokers may charge a fee for handling exchanges.

The Fund reserves the right to modify or terminate the exchange privilege at any time. Notice will be given to shareholders of any material modification or termination except where notice is not required.

The Fund reserves the right to reject any telephone exchange request. Telephone exchanges may be subject to limitations as to amount or frequency, and to other restrictions that may be established from time to time to ensure that exchanges do not operate to the disadvantage of any portfolio or its shareholders. The Fund, the Administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund, the Administrators and the Distributor will not be liable for any loss, liabil-ity, cost or expense for acting upon telephone instructions reasonably believed to be genuine in accordance with such procedures. Exchange orders may also be sent by mail to the shareholder's broker or to PFPC at P.O. Box 8907, Wilming-ton, Delaware 19899-8907.

AUTOMATIC INVESTMENT PLAN ("AIP"). An investor in shares of any Portfolio may arrange for periodic investments in that Portfolio through automatic deductions from a checking or savings account by completing the AIP Application Form which may be obtained from PFPC. The minimum pre-authorized investment amount is $50.

RETIREMENT PLANS. Portfolio shares may be purchased in conjunction with indi-vidual retirement accounts ("IRAs") and rollover IRAs where PNC Bank or any of its affiliates acts as custodian. For further information as to applications and annual fees, contact the Distributor. To determine whether the benefits of an IRA are available and/or appropriate, a shareholder should consult with a tax adviser.

SYSTEMATIC WITHDRAWAL PLAN ("SWP"). The Fund offers a Systematic Withdrawal Plan which may be used by investors who wish to receive regular distributions from their accounts. Upon commencement of the SWP, the account must have a cur-rent value of $10,000 or more in a Portfolio. Shareholders may elect to receive automatic cash payments of $100 or more either monthly, every other month, quarterly, three times a year, semi-annually, or annually. Automatic withdraw-als are normally processed on the 25th day of the applicable month or, if such day is not a Business Day, on the next Business Day and are paid promptly thereafter. An investor may utilize the SWP by completing the SWP Application Form which may be obtained from PFPC.

Shareholders should realize that if withdrawals exceed income dividends their invested principal in the account will be depleted. To participate in the SWP, shareholders must have their dividends automatically reinvested and may not hold share certificates. Shareholders may change or cancel the SWP at any time, upon written notice to PFPC. Purchases of additional Investor A Shares of the Fund concurrently with withdrawals may be disadvantageous to investors because of the sales charges involved and, therefore, are discouraged. No contingent deferred sales charge will be assessed on redemptions of Investor B Shares made through the SWP that do not exceed 12% of an account's net asset value on an annualized basis. For example, monthly, quarterly and semi-annual SWP redemp-tions of Investor B Shares will not be subject to the CDSC if they do not ex-ceed 1%, 3% and 6%, respectively, of an account's net asset value on the re-demption date. SWP redemptions of Investor B Shares in excess of this limit are still subject to the applicable CDSC.

What Is The Schedule Of Sales Charges And Exemptions?
-------------------------------------------------------------------------------
INVESTOR A       Investor A Shares are subject to a front-end sales charge de-
SHARES           termined in accordance with the following schedules:

 ALL PORTFOLIOS EXCEPT INTERNATIONAL PORTFOLIOS AND INDEX EQUITY PORTFOLIO

                                                           REALLOWANCE OR
                                       SALES               PLACEMENT FEES
                                     CHARGE AS    SALES      TO DEALERS
                                       % OF     CHARGE AS     (AS % OF
        AMOUNT OF TRANSACTION        OFFERING   % OF NET      OFFERING
          AT OFFERING PRICE            PRICE   ASSET VALUE     PRICE)
  Less than $25,000                    4.50%      4.71%         4.00%
  $25,000 but less than $50,000        4.25       4.44          3.75
  $50,000 but less than $100,000       4.00       4.17          3.50
  $100,000 but less than $250,000      3.50       3.63          3.00
  $250,000 but less than $500,000      2.50       2.56          2.00
  $500,000 but less than $1,000,000    1.50       1.52          1.25
  $1,000,000 and over                  0.00*      0.00*         1.00**

 INTERNATIONAL EQUITY AND INTERNATIONAL EMERGING MARKETS PORTFOLIOS

                                                           REALLOWANCE OR
                                       SALES               PLACEMENT FEES
                                     CHARGE AS    SALES      TO DEALERS
                                       % OF     CHARGE AS     (AS % OF
        AMOUNT OF TRANSACTION        OFFERING   % OF NET      OFFERING
          AT OFFERING PRICE            PRICE   ASSET VALUE     PRICE)
  Less than $25,000                    5.00%      5.26%         4.50%
  $25,000 but less than $50,000        4.75       4.99          4.25
  $50,000 but less than $100,000       4.50       4.71          4.00
  $100,000 but less than $250,000      4.00       4.17          3.50
  $250,000 but less than $500,000      3.00       3.09          2.50
  $500,000 but less than $1,000,000    2.00       2.04          1.50
  $1,000,000 and over                  0.00*      0.00*         1.00**

* There is no initial sales charge on purchases of $1,000,000 or more of In-vestor A Shares; however, a contingent deferred sales charge of 1.00% will be imposed on the lesser of the offering price or the net asset value of the shares on the redemption date for shares redeemed within 18 months after purchase.
** The Distributor may pay placement fees to dealers of up to 1.00% of the of-fering price on purchases of Investor A Shares of $1,000,000 or more.

 INDEX EQUITY PORTFOLIO

                                                           REALLOWANCE OR
                                       SALES               PLACEMENT FEES
                                     CHARGE AS    SALES      TO DEALERS
                                       % OF     CHARGE AS     (AS % OF
        AMOUNT OF TRANSACTION        OFFERING   % OF NET      OFFERING
          AT OFFERING PRICE            PRICE   ASSET VALUE     PRICE)
  Less than $25,000                    3.00%      3.09%         2.50%
  $25,000 but less than $50,000        2.75       2.83          2.25
  $50,000 but less than $100,000       2.50       2.56          2.00
  $100,000 but less than $250,000      2.00       2.04          1.75
  $250,000 but less than $500,000      1.50       1.52          1.25
  $500,000 but less than $1,000,000    1.00       1.01          0.75
  $1,000,000 and over                  0.00*      0.00*         0.75**

* There is no initial sales charge on purchases of $1,000,000 or more of In-vestor A Shares; however, a contingent deferred sales charge of 1.00% will be imposed on the lesser of the offering price or the net asset value of the shares on the redemption date for shares redeemed within 18 months after pur-chase.
** The Distributor may pay placement fees to dealers of up to 0.75% of the of-fering price on purchases of Investor A Shares of $1,000,000 or more.

During special promotions, the entire sales charge may be reallowed to dealers. In addition, certain dealers who enter into an agreement to provide extra training and information on products, or marketing and related services, and who increase sales of shares may also receive additional payments from the Dis-tributor. Dealers who receive 90% or more of the sales charge may be deemed to be "underwriters" under the 1933 Act. The amount of the sales charge not reallowed to dealers may be paid to broker-dealer affiliates of PNC Bank Corp. who provide sales support services.

SALES CHARGE WAIVERS--INVESTOR A SHARES. The following persons associated with the Fund, the Distributor, the Fund's investment adviser, sub-advisers or transfer agent and their affiliates may buy Investor A Shares without paying a sales charge to the extent permitted by these firms: (a) officers, directors and partners (and their spouses and minor children); (b) full-time employees and retirees (and their spouses and minor children); (c) registered representa-tives of brokers who have entered into selling agreements with the Distributor;
(d) spouses or children of such persons; and (e) any trust, pension, profit-sharing or other benefit plan for any of the persons set forth in (a) through
(c). The following persons may also buy Investor A Shares without paying a sales charge: (a) persons investing through an authorized payroll deduction plan; (b) persons investing through an authorized investment plan for organiza-tions which operate under Section 501(c)(3) of the Internal Revenue Code; (c) registered investment advisers, trust companies and bank trust departments ex-ercising discretionary investment authority with respect to amounts to be in-vested in a Portfolio, provided that the aggregate amount invested pursuant to this exemption equals at least $250,000; and (d) persons participating in a "wrap account" or similar program under which they pay advisory fees to a bro-ker-dealer or other financial institution. Investors who qualify for any of these exemptions from the sales charge must purchase Investor A Shares.

QUALIFIED PLANS. The sales charge (as a percentage of the offering price) pay-able by qualified employee benefit plans ("Qualified Plans") having at least 20 employees eligible to participate in purchases of Investor A Shares of the Portfolios aggregating less than $500,000 will be 1.00%. No sales charge will apply to purchases by Qualified Plans of Investor A Shares aggregating $500,000 and above. The sales charge payable by Qualified Plans having less than 20 em-ployees eligible to participate in purchases of Investor A Shares of the Port-folios aggregating less than $500,000 will be 2.50% (1.50% with respect to shares of the Index Equity Portfolio). The above schedule will apply to pur-chases by such Qualified Plans of Investor A Shares aggregating $500,000 and above.

QUANTITY DISCOUNTS. As shown above, larger purchases may reduce the sales charge price. Upon notice to the investor's broker or the transfer agent, pur-chases of Investor A Shares made at any one time by the following persons may be considered when calculating the sales charge: (a) an individual, his or her spouse, and their children under the age of 21; (b) a trustee or fiduciary of a single trust estate or single fiduciary account; or (c) any organized group which has been in existence for more than six months, if it is not organized for the purpose of buying redeemable securities of a registered investment com-pany, and if the purchase is made through a central administrator, or through a single dealer, or by other means which result in economy of sales effort or ex-pense. An organized group does not include a group of individuals whose sole organizational connection is participation as credit card holders of a company, policyholders of an insurance company, customers of either a bank or broker/dealer or clients of an investment adviser. Purchases made by an organized group may include, for example, a trustee or other fidu-ciary purchasing for a single fiduciary account or other employee benefit plan purchases made through a payroll deduction plan.

REDUCED SALES CHARGES--INVESTOR A SHARES

RIGHT OF ACCUMULATION. Under the Right of Accumulation, the current value of an investor's existing Investor A Shares in any of the Portfolios that are subject to a front-end sales charge may be combined with the amount of the investor's current purchase in determining the applicable sales charge. In order to re-ceive the cumulative quantity reduction, previous purchases of Investor A Shares must be called to the attention of PFPC by the investor at the time of the current purchase.

REINVESTMENT PRIVILEGE. Upon redemption of Investor A Shares of a Portfolio (or Investor A Shares of another non-money market portfolio of the Fund), a share-holder has a one-time right, to be exercised within 45 days, to reinvest the redemption proceeds without any sales charges. PFPC must be notified of the re-investment in writing by the purchaser, or by his or her broker, at the time purchase is made in order to eliminate a sales charge. An investor should con-sult a tax adviser concerning the tax consequences of use of the reinvestment privilege.

INVESTMENTS OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. Investors may purchase Investor A Shares at net asset value, without a sales charge, with the proceeds from the redemption of shares of any other investment company which were sold with a sales charge or commission. This does not include shares of an affiliated mutual fund which were or would be subject to a contingent de-ferred sales charge upon redemption. Such purchases must be made within 60 days of the redemption, and the Fund must be notified by the investor in writing, or by his or her financial institution, at the time the purchase of Investor A Shares is made.

LETTER OF INTENT. An investor may qualify for a reduced sales charge immedi-ately by signing a Letter of Intent stating the investor's intention to invest during the next 13 months a specified amount in Investor A Shares which, if made at one time, would qualify for a reduced sales charge. The Letter of In-tent may be signed at any time within 90 days after the first investment to be included in the Letter of Intent. The initial investment must meet the minimum initial investment requirement and represent at least 5% of the total intended investment. The investor must instruct PFPC upon making subsequent purchases that such purchases are subject to a Letter of Intent. All dividends and capi-tal gains of a Portfolio that are invested in additional Investor A Shares of the same Portfolio are applied to the Letter of Intent.

During the term of a Letter of Intent, the Fund's transfer agent will hold In-vestor A Shares representing 5% of the indicated amount in escrow for payment of a higher sales load if the full amount indicated in the Letter of Intent is not purchased. The escrowed Investor A Shares will be released when the full amount indicated has been purchased. Any redemptions made during the 13-month period will be subtracted from the amount of purchases in determining whether the Letter of Intent has been completed.

If the full amount indicated is not purchased within the 13-month period, the investor will be required to pay an amount equal to the difference between the sales charge actually paid and the sales charge the investor would have had to pay on his or her aggregate purchases if the total of such purchases had been made at a single time. If remittance is not received within 20 days of the ex-piration of the 13-month period, PFPC, as attorney-in-fact, pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Investor A Shares held in escrow to realize the difference.

PURCHASES OF INVESTOR B SHARES. Investor B Shares are subject to a deferred sales charge at the rates set forth in the chart below if they are redeemed within six years of purchase. The deferred sales charge on Investor B Shares is based on the lesser of the offering price or the net asset value of the In-vestor B Shares on the redemption date. Brokers will receive commissions equal to 4.0% of Investor B Shares sold by them plus ongoing fees under the Fund's Distribution and Service Plan and described under "Who Manages the Fund?" These commissions may be different than the reallowances or placement fees paid to dealers in connection with sales of Investor A Shares.

The amount of any contingent deferred sales charge an investor must pay on In-vestor B Shares depends on the number of years that elapse between the purchase date and the date the Investor B Shares are redeemed as set forth in the fol-lowing chart:

                                                CONTINGENT DEFERRED
                                                SALES CHARGE (AS A
                NUMBER OF YEARS             PERCENTAGE OF DOLLAR AMOUNT
             ELAPSED SINCE PURCHASE           SUBJECT TO THE CHARGE)
      Less than one                                    4.50%
      More than one, but less than two                 4.00
      More than two, but less than three               3.50
      More than three, but less than four              3.00
      More than four, but less than five               2.00
      More than five, but less than six                1.00
      More than six, but less than seven               0.00
      More than seven, but less than eight             0.00

EXEMPTIONS FROM THE CONTINGENT DEFERRED SALES CHARGE. The contingent deferred sales charge on Investor B Shares is not charged in connection with: (1) ex-changes described in "What Are The Shareholder Features Of The Fund?--Exchange Privilege"; (2) redemptions made in connection with minimum required distribu-tions from IRA, 403(b)(7) and Qualified Plan accounts due to the shareholder reaching age 70 1/2; (3) redemptions in connection with a shareholder's death or disability (as defined in the Internal Revenue Code) subsequent to the pur-chase of Investor B Shares; (4) involuntary redemptions of Investor B Shares in accounts with low balances as described in "How Are Shares Redeemed?"; and (5) redemptions made pursuant to the Systematic Withdrawal Plan, subject to the limitations set forth above under "What Are The Shareholder Features Of The Fund?--Systematic Withdrawal Plan." In addition, no contingent deferred sales charge is charged on Investor B Shares acquired through the reinvestment of dividends or distri-butions.

When an investor redeems Investor B Shares, the redemption order is processed to minimize the amount of the contingent deferred sales charge that will be charged. Investor B Shares are redeemed first from those shares that are not subject to the deferred sales load (i.e., shares that were acquired through re-investment of dividends or distributions) and after that from the shares that have been held the longest.

How Is Net Asset Value Calculated?
--------------------------------------------------------------------------------
Net asset value is calculated separately for each class of Investor Shares of each Portfolio as of the close of regular trading hours on the NYSE (currently 4:00 p.m. Eastern Time) on each Business Day by dividing the value of all secu-rities and other assets owned by a Portfolio (including, for the Index Equity Portfolio, all of its shares in the Index Master Portfolio) that are allocated to a particular class of shares, less the liabilities charged to that class, by the number of shares of the class that are outstanding. The net asset value per share of the Index Master Portfolio is calculated as of the close of the NYSE by dividing the total market value of its investments and other assets, less any liabilities, by the total outstanding shares of the Index Master Portfolio.

Most securities held by a Portfolio are priced based on their market value as determined by reported sales prices or the mean between their bid and asked prices. Portfolio securities which are primarily traded on foreign securities exchanges are normally valued at the preceding closing values of such securi-ties on their respective exchanges. Securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Board of Trustees or, in the case of the Index Master Portfolio, The DFA Investment Trust Company's Board of Trustees. The amortized cost method of valuation will also be used with respect to debt obligations with sixty days or less remaining to maturity unless a Portfolio's sub-adviser under the supervision of the Board of Trustees determines such method does not represent fair value.

How Frequently Are Dividends And Distributions Made To Investors?
--------------------------------------------------------------------------------
Each Portfolio will distribute substantially all of its net investment income and net realized capital gains, if any, to shareholders. The net investment in-come of each Portfolio is declared quarterly as a dividend to investors who are shareholders of the Portfolio at the close of business on the day of declara-tion. All dividends are paid within ten days after the end of each quarter. Any net realized capital gains (including net short-term capital gains) will be distributed by each Portfolio at least annually. The period for which dividends are payable and the time for payment are subject to change by the Fund's Board of Trustees.

Distributions are reinvested at net asset value in additional full and frac-tional shares of the same class on which the distributions are paid, unless a shareholder elects to receive distributions in cash. This election, or any rev-ocation thereof, must be made in writing to PFPC, and will become effective with respect to distributions paid after its receipt by PFPC.

The Index Equity Portfolio seeks its investment objective by investing all of its investable assets in the Index Master Portfolio, and the Index Equity Port-folio is allocated its pro rata share of the ordinary income and expenses of the Index Master Portfolio. This net income, less the Index Equity Portfolio's expenses incurred in operations, is the Index Equity Portfolio's net investment income from which dividends are distributed as described above. The Index Mas-ter Portfolio also allocates to the Index Equity Portfolio its pro rata share of capital gains, if any, realized by the Index Master Portfolio.

How Are Fund Distributions Taxed?
--------------------------------------------------------------------------------

Each Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. If a Portfolio qualifies, it generally will be relieved of Federal income tax on amounts dis-tributed to shareholders, but shareholders, unless otherwise exempt, will pay income or capital gains taxes on distributions (except distributions that are treated as a return of capital), whether the distributions are paid in cash or reinvested in additional shares.

Distributions paid out of a Portfolio's "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), if any, will be taxed to shareholders as long-term capital gain, regardless of the length of time a shareholder holds shares. All other distributions, to the extent taxable, are taxed to shareholders as ordinary income.

Dividends paid by the Portfolios will be eligible for the dividends received deduction allowed to certain corporations only to the extent of the total qual-ifying dividends received by a Portfolio from domestic corporations for a tax-able year. Corporate shareholders will have to take into account the entire amount of any dividend received in making certain adjustments for Federal al-ternative minimum and environmental tax purposes. The dividends received deduc-tion is not available for capital gain distributions.

The Fund will send written notices to shareholders annually regarding the tax status of distributions made by each Portfolio. Dividends declared in October, November or December of any year payable to shareholders of record on a speci-fied date in those months will be deemed to have been received by the share-holders on December 31 of such year, if the dividends are paid during the fol-lowing January.

An investor considering buying shares on or just before a dividend record date should be aware that the amount of the forthcoming dividend payment, although in effect a return of capital, will be taxable.

A taxable gain or loss may be realized by a shareholder upon the redemption, transfer or exchange of shares depending upon their tax basis and their price at the time of redemption, transfer or exchange. Generally, shareholders may include sales charges paid on the purchase of shares in their tax basis for the purposes of determining gain or loss on a redemption, transfer or exchange of such shares. However, if a shareholder exchanges the shares for shares of an-other Portfolio within 90 days of purchase and is able to reduce the sales charges applicable to the new shares (by virtue of the Fund's exchange privi-lege), the amount equal to such reduction may not be included in the tax basis of the shareholder's exchanged shares for the purpose of determining gain or loss but may be included (subject to the same limitation) in the tax basis of the new shares.

Dividends and certain interest income earned by a Portfolio from foreign secu-rities may be subject to foreign withholding taxes or other taxes. So long as more than 50% of the value of a Portfolio's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Port-folio may elect, for U.S. Federal income tax purposes, to treat certain foreign taxes paid by it, including generally any withholding taxes and other foreign income taxes, as paid by its shareholders. It is possible that the Interna-tional Equity and International Emerging Markets Portfolios will make this election in certain years. If a Portfolio makes the election, the amount of such foreign taxes paid by the Portfolio will be included in its shareholders' income pro rata (in addition to taxable distributions actually received by them), and each shareholder will be entitled either (a) to credit a proportion-ate amount of such taxes against a shareholder's U.S. Federal income tax lia-bilities, or (b) if a shareholder itemizes deductions, to deduct such propor-tionate amounts from U.S. Federal taxable income.

The Index Master Portfolio is classified as a partnership for Federal income tax purposes. As such, the Index Master Portfolio will not be subject to Fed-eral income tax, and the Index Equity Portfolio will be allocated its propor-tionate share of the income and realized and unrealized gains and losses of the Index Master Portfolio.

This is not an exhaustive discussion of applicable tax consequences, and in-vestors may wish to contact their tax advisers concerning investments in the Portfolios. The application of state and local income taxes to investments in the Portfolios may differ from the Federal income tax consequences described above. In addition, shareholders who are non-resident alien individuals, for-eign trusts or estates, foreign corporations or foreign partnerships may be subject to different Federal income tax treatment. Future legislative or admin-istrative changes or court decisions may materially affect the tax consequences of investing in the Portfolios.

How Is The Fund Organized?
--------------------------------------------------------------------------------

The Fund was organized as a Massachusetts business trust on December 22, 1988 and is registered under the 1940 Act as an open-end management investment com-pany. On January 12, 1996 the Fund changed its name from The PNC(R) Fund to Compass Capital Funds SM. The Declaration of Trust authorizes the Board of Trustees to classify and reclassify any unissued shares into one or more clas-ses of shares. Pursuant to this authority, the Trustees have authorized the is-suance of an unlimited number of shares in thirty investment portfolios. Each Portfolio offers five separate classes of shares--Institutional Shares, Service Shares, Investor A Shares, Investor B Shares and Investor C Shares. This pro-spectus relates only to Investor A Shares and Investor B Shares of the eleven Portfolios described herein.

Shares of each class bear their pro rata portion of all operating expenses paid by a Portfolio, except transfer agency fees and amounts payable under the Fund's Distribution and Service Plan. In addition, each class of Investor Shares is sold with different sales charges. Because of these "class expenses" and sales charges, the performance of a Portfolio's Institutional Shares is ex-pected to be higher than the performance of the Portfolio's Service Shares, and the performance of both the Institutional Shares and Service Shares of a Port-folio is expected to be higher than the performance of the Portfolio's three classes of Investor Shares. In addition, the performance of each class of In-vestor Shares may be different. The Fund offers various services and privileges in connection with its Investor Shares that are not generally offered in con-nection with its Institutional and Service Shares, including an automatic in-vestment plan and an automatic withdrawal plan. For further information regard-ing the Fund's Institutional, Service and Investor C Share classes, contact PFPC at (800) 441-7762.

Each share of a Portfolio has a par value of $.001, represents an interest in that Portfolio and is entitled to the dividends and distributions earned on that Portfolio's assets that are declared in the discretion of the Board of Trustees. The Fund's shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held, and will vote in the aggregate and not by class, except where otherwise required by law or as determined by the Board of Trustees. The Fund does not currently intend to hold annual meetings of shareholders for the election of trustees (except as required under the 1940 Act). For a further discussion of the voting rights of shareholders, see "Additional Information Concerning Shares" in the Statement of Additional Information.

On December , 1996, PNC Bank held of record approximately % of the Fund's outstanding shares, as trustee on behalf of institutional and individual in-vestors, and may be deemed a controlling person of the Fund under the 1940 Act. PNC Bank is a subsidiary of PNC Bank Corp.

MASTER-FEEDER STRUCTURE. The Index Equity Portfolio, unlike many other invest-ment companies which directly acquire and manage their own portfolio of securi-ties, seeks to achieve its investment objective by investing all of its investable assets in the Index Master Portfolio. The Index Equity Portfolio purchases shares of the Index Master Portfolio at net asset value. The net as-set value of the Index Equity Portfolio responds to increases and decreases in the value of the Index Master Portfolio's securities and to the expenses of the Index Master Portfolio allocable to the Index Equity Portfolio (as well as its own expenses). The Index Equity Portfolio may withdraw its investment in the Index Master Portfolio at any time upon 30 days notice to the Index Master Portfolio if the Board of Trustees of the Fund determines that it is in the best inter-ests of the Index Equity Portfolio to do so. Upon withdrawal, the Board of Trustees would consider what action might be taken, including the investment of all of the assets of the Index Equity Portfolio in another pooled investment entity having the same investment objective as the Index Equity Portfolio or the hiring of an investment adviser to manage the Index Equity Portfolio's as-sets in accordance with the investment policies described above with respect to the Index Equity Portfolio.

The Index Master Portfolio is a separate series of The DFA Investment Trust Company (the "Trust"), which is a business trust created under the laws of the State of Delaware. The Index Equity Portfolio and other institutional investors that may invest in the Index Master Portfolio from time to time (e.g. other in-vestment companies) will each bear a share of all liabilities of the Index Mas-ter Portfolio. Under the Delaware Business Trust Act, shareholders of the Index Master Portfolio have the same limitation of personal liability as shareholders of a Delaware corporation. Accordingly, Fund management believes that neither the Index Equity Portfolio nor its shareholders will be adversely affected by reason of the Index Equity Portfolio's investing in the Index Master Portfolio.

The shares of the Index Master Portfolio are offered to institutional investors in private placements for the purpose of increasing the funds available for in-vestment and achieving economies of scale that might be available at higher as-set levels. The expenses of such other institutional investors and their re-turns may differ from those of the Index Equity Portfolio. While investment in the Index Master Portfolio by other institutional investors offers potential benefits to the Index Master Portfolio (and, indirectly, to the Index Equity Portfolio), economies of scale and related expense reductions might not be achieved. Also, if an institutional investor were to redeem its interest in the Index Master Portfolio, the remaining investors in the Index Master Portfolio could experience higher pro rata operating expenses and correspondingly lower returns. In addition, institutional investors that have a greater pro rata own-ership interest in the Index Master Portfolio than the Index Equity Portfolio could have effective voting control over the operation of the Index Master Portfolio.

Shares in the Index Master Portfolio have equal, non-cumulative voting rights, except as set forth below, with no preferences as to conversion, exchange, div-idends, redemption or any other feature. Shareholders of the Trust have the right to vote only (i) for removal of its trustees, (ii) with respect to such additional matters relating to the Trust as may be required by the applicable provisions of the 1940 Act and (iii) on such other matters as the trustees of the Trust may consider necessary or desirable. In addition, approval of the shareholders of the Trust is required to adopt any amendments to the Agreement and Declaration of Trust of the Trust which would adversely affect to a mate-rial degree the rights and preferences of the shares of the Index Master Port-folio or to increase or decrease their par value. The Index Master Portfolio's shareholders will also be asked to vote on any proposal to change a fundamental policy (i.e. a policy that may be changed only with the approval of sharehold-ers) of the Index Master Portfolio.

When the Index Equity Portfolio, as a shareholder of the Index Master Portfo-lio, votes on matters pertaining to the Index Master Portfolio, the Index Eq-uity Portfolio, if required under the 1940 Act or other applicable law, would hold a meeting of its shareholders and would cast its votes proportionately as instructed by Index Equity Portfolio shareholders. In such cases, shareholders of the Index Equity Portfolio, in effect, would have the same voting rights they would have as direct shareholders of the Index Master Portfolio.

The investment objective of the Index Master Portfolio may not be changed with-out approval of its shareholders. Shareholders of the Portfolio will receive written notice thirty days prior to the effective date of any change in the in-vestment objective of the Master Portfolio. If the Index Master Portfolio changes its investment objective in a manner which is inconsistent with the in-vestment objective of the Index Equity Portfolio and the Fund's Board of Trust-ees fails to approve a similar change in the investment objective of the Index Equity Portfolio, the Index Equity Portfolio would be forced to withdraw its investment in the Index Master Portfolio and either seek to invest its assets in another registered investment company with the same investment objective as the Index Equity Portfolio, which might not be possible, or retain an invest-ment adviser to manage the Index Equity Portfolio's assets in accordance with its own investment objective, possibly at increased cost. A withdrawal by the Index Equity Portfolio of its investment in the Index Master Portfolio could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to the Index Equity Portfolio. Should such a distribution occur, the Index Equity Portfolio could incur brokerage fees or other transaction costs in converting such securities to cash in order to pay redemptions. In ad-dition, a distribution in kind to the Index Equity Portfolio could result in a less diversified portfolio of investments and could adversely affect the li-quidity of the Portfolio.

The conversion of the Index Equity Portfolio into a feeder fund of the Index Master Portfolio was approved by shareholders of the Index Equity Portfolio at a meeting held on November 30, 1995. The policy of the Index Equity Portfolio, and other similar investment companies, to invest their investable assets in funds such as the Index Master Portfolio is a relatively recent development in the mutual fund industry and, consequently, there is a lack of substantial ex-perience with the operation of this policy. There may also be other investment companies or entities through which you can invest in the Index Master Portfo-lio which may have different sales charges, fees and other expenses which may affect performance. As of the date of this Prospectus, one other feeder fund invests all of its investable assets in the Index Master Portfolio. For infor-mation about other funds that may invest in the Index Master Portfolio, please contact DFA at (310) 395-8005 or contact your broker.

How Is Performance Calculated?
--------------------------------------------------------------------------------
Performance information for each class of Investor Shares of the Portfolios may be quoted in advertisements and communications to shareholders. Total return will be calculated on an average annual total return basis for various periods. Average annual total return reflects the average annual percentage change in value of an investment in Investor Shares of a Portfolio over the measuring pe-riod. Total return may also be calculated on an aggregate total return basis. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return assume that dividend and capital gain distributions made by a Portfolio with respect to a class of shares are reinvested in shares of the same class, and also reflect the maximum sales load charged by the Portfolio with respect to a class of shares. When, however, a Portfolio compares the total return of a share class to that of other funds or relevant indices, total return may also be computed without re-flecting the sales load.

The yield of a class of shares of the Balanced Portfolio is computed by divid-ing the net income allocated to that class during a 30-day (or one month) pe-riod by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis.

The performance of a share class may be compared to the performance of other mutual funds with similar investment objectives and to relevant indices, as well as to ratings or rankings prepared by independent services or other finan-cial or industry publications that monitor the performance of mutual funds. For example, the performance of a class of shares may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Wei-senberger Investment Company Service, and to the performance of the Dow Jones Industrial Average, the "stocks, bonds and inflation Index" published annually by Ibbotson Associates, the Lipper International Fund Index, the Lehman Govern-ment Corporate Bond Index and the Financial Times World Stock Index, as well as the benchmarks attached to this Prospectus. Performance information may also include evaluations of the Portfolios and their share classes published by na-tionally recognized ranking services, and information as reported in financial publications such as Business Week, Fortune, Institutional Investor, Money Mag-azine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature.

In addition to providing performance information that demonstrates the actual yield or return of a class of shares of a particular Portfolio, a Portfolio may provide other information demonstrating hypothetical investment returns. This information may include, but is not limited to, illustrating the compounding effects of dividends in a dividend reinvestment plan or the impact of tax-de-ferred investing.

Performance quotations for shares of a Portfolio represent past performance and should not be considered representative of future results. The investment re-turn and principal value of an investment in a Portfolio will fluctuate so that an investor's Investor Shares, when redeemed, may be worth more or less than their original cost. Since performance will fluctuate, performance data for In-vestor Shares of a Portfolio cannot necessarily be used to compare an invest-ment in such shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Performance is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses and market conditions. Any fees charged by brokers or other institu-tions directly to their customer accounts in connection with investments in In-vestor Shares will not be included in the Portfolio performance calculations.

How Can I Get More Information?
--------------------------------------------------------------------------------
We believe that it is essential for shareholders to have access to information regarding their investment 24 hours a day, 7 days a week. The COMPASS CAPITAL FUNDS have an investor information line that can provide such access.

In addition to account information, other sources of information regarding each COMPASS CAPITAL Portfolio and its portfolio holdings, strategy and current div-idend and performance levels are available.

By selecting the appropriate source of information as listed below, investors can receive additional information on the COMPASS CAPITAL Portfolios by either using a toll-free number or through electronic access:

For Performance and Portfolio Management Questions dial (800) FUTURE4.

For Information Related to Share Purchases and Redemptions call your investment adviser or COMPASS CAPITAL FUNDS at (800) 441-7762.

For Questions about Shareholder Accounts and Balances held directly at the Fund, call (800) 441-7762.

Information is also available on the Internet through the World Wide Web. Shareholders and investment professionals may access portfolio information, portfolio manager updates and market data by accessing http://www.compassfunds.com.

                                    APPENDIX

    COMPASS CAPITAL            PERFORMANCE
       PORTFOLIO                BENCHMARK                         DESCRIPTION
Value Equity             Russell 1000 Value Index An index composed of those Russell 1000 securities with less-than-average growth
                                                  orientation. Securities in this index
                                                  generally have low price-to-book and price-
                                                  earnings ratios, higher dividend yields and
                                                  lower forecasted growth values than more
                                                  growth-oriented securities in the Russell
                                                  1000 Growth Index.
Growth Equity            Russell 1000 Growth      The Russell 1000 Growth Index contains
                         Index                    those Russell 1000 securities with a
                                                  greater-than-average growth orientation.
                                                  Companies in this index tend to exhibit
                                                  higher price-to-book and price-earnings
                                                  ratios, lower dividend yields and higher
                                                  forecasted growth values than the Russell
                                                  1000 Value Index.
Small Cap Value Equity   Russell 2000 Index       An index of the smallest 2000 companies in
                                                  the Russell 3000 Index, as ranked by total
                                                  market capitalization. The Russell 2000
                                                  Index is widely regarded in the industry to
                                                  accurately capture the universe of small
                                                  cap stocks.
Small Cap Growth Equity  Russell 2000 Growth      An index composed of those Russell 2000
                         Index                    securities with a greater-than-average
                                                  growth orientation. Securities in this
                                                  index generally have higher price-to-book
                                                  and price-earnings ratios than those in the
                                                  Russell 2000 Value Index.
Mid-Cap Value Equity     Russell Midcap Value     The Russell Midcap Value Index consists of
                         Index                    the bottom 800 securities of the Russell
                                                  1000 Index with less-than-average growth
                                                  orientation as ranked by total market
                                                  capitalization.
Mid-Cap Growth Equity    Russell Midcap Growth    The Russell Midcap Growth Index consists of
                         Index                    the bottom 800 securities of the Russell
                                                  1000 Index with greater-than-average growth
                                                  orientation as ranked by total market
                                                  capitalization.
International Equity     EAFE Index               An index composed of a sample of companies
                                                  representative of the market structure of
                                                  20 European and Pacific Basin countries.
                                                  The Index represents the evolution of an
                                                  unmanaged portfolio consisting of all
                                                  domestically listed stocks.
International Emerging   MSCI Emerging Markets    The Morgan Stanley Capital International
Markets                  Free Index               (MSCI) Emerging Markets Free Index (EMF) is
                                                  a market capitalization weighted index
                                                  composed of companies representative of the
                                                  market structure of 22 Emerging Market
                                                  countries in Europe, Latin America, and the
                                                  Pacific Basin. The MSCI EMF Index excludes
                                                  closed markets and those shares in
                                                  otherwise free markets which are not
                                                  purchasable by foreigners.
Select Equity            S&P 500 Index            An unmanaged index of 500 selected common
                                                  stocks, most of which are listed on the New
                                                  York Stock Exchange. The Index is heavily
                                                  weighted toward stocks with large market
                                                  capitalizations and represents
                                                  approximately two-thirds of the total
                                                  market value of all domestic common stocks.
Index Equity             S&P 500 Index            An unmanaged index of 500 selected common
                                                  stocks, most of which are listed on the New
                                                  York Stock Exchange. The Index is heavily
                                                  weighted toward stocks with large market
                                                  capitalizations and represents
                                                  approximately two-thirds of the total
                                                  market value of all domestic common stocks.
Balanced                 S&P 500 Index            An unmanaged index of 500 selected common
                                                  stocks, most of which are listed on the New
                                                  York Stock Exchange. The Index is heavily
                                                  weighted toward stocks with large market
                                                  capitalizations and represents
                                                  approximately two-thirds of the total
                                                  market value of all domestic common stocks.
                         Salomon Broad Investment An unmanaged index of 3500 bonds. The Broad
                         Grade Index              Investment Grade Index is market
                                                  capitalization weighted and includes
                                                  Treasury, Government sponsored mortgages
                                                  and investment grade fixed rate corporates
                                                  with a maturity of 1 year or longer.

The Compass Capital Funds
--------------------------------------------------------------------------------

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTA-TIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL IN-FORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PRO-SPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                               -----------------

VALUE EQUITY PORTFOLIO

GROWTH EQUITY PORTFOLIO

SMALL CAP VALUE EQUITY PORTFOLIO

SMALL CAP GROWTH EQUITY PORTFOLIO

MID-CAP VALUE EQUITY PORTFOLIO

MID-CAP GROWTH EQUITY PORTFOLIO

INTERNATIONAL EQUITY PORTFOLIO

INTERNATIONAL EMERGING MARKETS PORTFOLIO

SELECT EQUITY PORTFOLIO

INDEX EQUITY PORTFOLIO

BALANCED PORTFOLIO


                                   THE EQUITY
                                   PORTFOLIOS

                                INVESTOR SHARES



                                   Prospectus

                              January 1, 1997

                           COMPASS CAPITAL FUNDS/SM/
                     (INVESTOR C SHARES OF THE VALUE EQUITY
          PORTFOLIO, GROWTH EQUITY PORTFOLIO, SMALL CAP GROWTH EQUITY
       PORTFOLIO, MID-CAP GROWTH EQUITY PORTFOLIO, CORE EQUITY PORTFOLIO,
        SMALL CAP VALUE EQUITY PORTFOLIO, MID-CAP VALUE EQUITY PORTFOLIO
     INDEX EQUITY PORTFOLIO, INTERNATIONAL EQUITY PORTFOLIO, INTERNATIONAL
               EMERGING MARKETS PORTFOLIO AND BALANCED PORTFOLIO)
                             CROSS REFERENCE SHEET



FORM N-1A ITEM                                     LOCATION
--------------                                     --------

      PART A                                       PROSPECTUS

1.    Cover page.............................      Cover Page

2.    Synopsis...............................      What Are The Expenses Of The
                                                   Portfolios?

3.    Condensed Financial Information........      What Are The Portfolios'
                                                   Financial Highlights?

4.    General Description of Registrant......      Cover Page; What Are The
                                                   Portfolios?; What Additional
                                                   Investment Policies Apply?;
                                                   What Are The Portfolios'
                                                   Fundamental Investment
                                                   Limitations?

5.    Management of the Fund.................      Who Manages The Fund?

5A.   Managements Discussion of Fund
        Performance..........................      Inapplicable

6.    Capital Stock and Other Securities.....      How Frequently Are Dividends
                                                   And Distributions Made To
                                                   Investors?; How Are Fund
                                                   Distributions Taxed?; How Is
                                                   The Fund Organized?

7.    Purchase of Securities Being Offered...      How Are Shares Purchased And
                                                   Redeemed?; How Is Net Asset
                                                   Value Calculated?; How Is The
                                                   Fund Organized?

8.    Redemption or Repurchase...............      How Are Shares Purchased and
                                                   Redeemed?

9.    Legal Proceedings......................      Inapplicable

The Equity Portfolios Investor C Shares
                                                           January 1, 1997
--------------------------------------------------------------------------------

                Compass Capital FundsSM ("Compass Capital" or the "Fund") con-sist of thirty investment portfolios. This Prospectus de-scribes the Investor C Shares of eleven of those portfolios (the "Portfolios"):

                 Value Equity Portfolio
                 Growth Equity Portfolio
                 Small Cap Value Equity Portfolio
                 Small Cap Growth Equity Portfolio

                 Mid-Cap Value Equity Portfolio

                 Mid-Cap Growth Equity Portfolio
                 International Equity Portfolio
                 International Emerging Markets Portfolio
                 Select Equity Portfolio
                 Index Equity Portfolio
                 Balanced Portfolio

                This Prospectus contains information that a prospective in-vestor needs to know before investing. Please keep it for fu-ture reference. A Statement of Additional Information dated January 1, 1997 has been filed with the Securities and Ex-change Commission (the "SEC"). The Statement of Additional In-formation may be obtained free of charge from the Fund by calling (800) 441-7762. The Statement of Additional Informa-tion, as supplemented from time to time, is incorporated by reference into this Prospectus.

                SHARES OF THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, PNC BANK, NATIONAL ASSOCIATION OR ANY OTHER BANK AND ARE NOT INSURED BY, GUARANTEED BY, OBLI-GATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENTS IN THE PORTFOLIOS INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

                The Index Equity Portfolio seeks to achieve its investment ob-jective by investing all of its investable assets in a series of shares (the "Index Master Portfolio") of The DFA Investment Trust Company, another open-end management investment company, rather than through a portfolio of various securities. The in-vestment experience of the Index Equity Portfolio corresponds directly with the investment experience of the Index Master Portfolio. The Index Master Portfolio has substantially the same investment objective, policies and limitations as the In-dex Equity Portfolio and, except as specifically noted, is also referred to as a "Portfolio" in this Prospectus. For ad-ditional information, see "How Is The Fund Organized?"

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Equity Portfolios Of Compass Capital Funds
--------------------------------------------------------------------------------

              The Equity Portfolios of COMPASS CAPITAL FUNDS consist of eleven diversified investment portfolios that provide investors with a broad spectrum of investment alternatives within the equity sec-tor. Eight of these Portfolios invest in U.S. stocks, two Port-folios invest in non-U.S. international stocks and one Portfolio invests in a combination of U.S. stocks and bonds. A detailed description of each Portfolio begins on page 10 and a summary of each Performance Benchmark is contained in the Appendix.


              COMPASS
              CAPITAL         PERFORMANCE
              PORTFOLIO       BENCHMARK       LIPPER PEER GROUP

              Value Equity    Russell 1000    Growth and Income
                               Value Index
              Growth Equity   Russell 1000    Growth
                               Growth
                               Index
              Small Cap       Russell 2000   Small Company Growth
               Value Equity    Index
              Small Cap       Russell 2000   Small Company Growth
               Growth Equity   Growth
                               Index

              Mid-Cap Value   Russell        Midcap
               Equity          Midcap
                               Value Index

              Mid-Cap Growth  Russell         Midcap
               Equity          Midcap
                               Growth
                               Index
              International   EAFE Index      International
               Equity

              International   MSCI            Emerging Markets
               EmergingMarkets Emerging
                               Markets
                               Free Index

              Select Equity   S&P 500        Growth and Income
                               Index
              Index Equity    S&P 500         S&P 500 Index
                               Index
              Balanced        S&P 500         Balanced
                               Index and
                               Salomon
                               Broad
                               Investment
                               Grade Index



              PNC Asset Management Group, Inc. ("PAMG") serves as the invest-ment adviser to each portfolio except the Index Equity Portfo-lio. Provident Capital Management, Inc. ("PCM"), PNC Equity Ad-visers Company ("PEAC") and BlackRock Financial Management, Inc. ("BlackRock") serve as sub-advisers to different Portfolios as described in this Prospectus. Dimensional Fund Advisors Inc. ("DFA") serves as investment adviser to the Index Master Portfo-lio.

UNDERSTANDING This Prospectus has been crafted to provide detailed, accurate
THE COMPASS   and comprehensive information on the Compass Capital Portfolios.
CAPITAL       We intend this document to be an effective tool as you explore
EQUITY        different directions in equity investing. You may wish to use
PORTFOLIOS    the table of contents on page 5 to find descriptions of the
              Portfolios, including the investment objectives, portfolio man-agement styles, risks and charges and expenses.

CONSIDERING     There can be no assurance that any mutual fund will achieve
THE RISKS IN    its investment objective. The Portfolios will hold equity se-
EQUITY          curities, and some or all of the Portfolios may acquire war-
INVESTING       rants, foreign securities and illiquid securities; enter into repurchase and reverse repurchase agreements; lend portfolio securities to third parties; and enter into futures contracts and options and forward currency exchange contracts. These and the other investment practices set forth below, and their as-sociated risks, deserve careful consideration. Certain risks associated with international investments are heightened be-cause of currency fluctuations and investments in emerging markets. See "What Additional Investment Policies And Risks
                Apply?"

INVESTING IN    For information on how to purchase and redeem shares of the
THE COMPASS     Portfolios, see "How Are Shares Purchased?" and "How Are
CAPITAL FUNDS   Shares Redeemed?"

Asking The Key Questions
--------------------------------------------------------------------------------

                                                                          PAGE
            What Are The Expenses Of The Portfolios?.....................   6
            What Are The Portfolios' Financial Highlights?...............
            What Are The Portfolios?.....................................  10
            What Are The Differences Among The Portfolios?...............  11
            What Additional Investment Policies And Risks Apply?.........  13
            What Are The Portfolios' Fundamental Investment
             Limitations?................................................  24
            Who Manages The Fund?........................................  25
            What Pricing Options Are Available To Investors?.............  33
            How Are Shares Purchased?....................................  34
            How Are Shares Redeemed?.....................................  36
            What Are The Shareholder Features Of The Fund?...............  38
            What Sales Charge And Exemptions Apply To Investor C
             Shares?.....................................................  40
            How Is Net Asset Value Calculated?...........................  41
            How Frequently Are Dividends And Distributions Made To
             Investors?..................................................  42
            How Are Fund Distributions Taxed?............................  43
            How Is The Fund Organized?...................................  45
            How Is Performance Calculated?...............................  48
            How Can I Get More Information?..............................  50

What Are The Expenses Of The Portfolios?
--------------------------------------------------------------------------------

Below is a summary of the annual operating expenses incurred by Investor C Shares of the Value Equity, Small Cap Growth Equity, Select Equity and Index Equity Portfolios for the fiscal year ended September 30, 1996 as a percentage of average daily net assets. Because the Mid-Cap Value Equity Portfolio and Mid-Cap Growth Equity Portfolio are new and no Investor C Shares of the Growth Equity, Small Cap Value Equity, International Equity, International Emerging Markets and Balanced Portfolios were outstanding during the fiscal year ended September 30, 1996, the figures shown for these Portfolios are estimates for the current fiscal year. An example based on the summary is also shown.

                                                                    SMALL CAP
                                      VALUE EQUITY  GROWTH EQUITY VALUE EQUITY
                                        PORTFOLIO     PORTFOLIO     PORTFOLIO
                                       INVESTOR C    INVESTOR C    INVESTOR C
SHAREHOLDER TRANSACTION EXPENSES
Front-End Sales Charge
 (as a percentage of offering price)           None          None          None
Deferred Sales Charge(/1/)
 (as a percentage of offering price)           1.0%          1.0%          1.0%
Sales Charge on Reinvested Dividends           None          None          None
ANNUAL PORTFOLIO OPERATING EXPENSES
 ( AS A
 PERCENTAGE OF AVERAGE NET ASSETS)
Advisory fees (after fee
 waivers)(/2/)                                 .50%          .50%          .53%
12b-1 fees(/3/)                                .75           .75           .75
Other operating expenses (after fee
 waivers)(/2/)                                 .72           .72           .80
                                            -------       -------       -------
 Shareholder servicing fee              .25           .25           .25
 Shareholder processing fee             .15           .15           .15
 Other expenses                         .32           .32           .40
                                      -----         -----         -----
Total Portfolio operating expenses
 (after fee waivers)(/2/)                     1.97%         1.97%         2.08%
                                            =======       =======       =======

(1) This amount applies to redemptions during the first 12 months. No deferred sales charge is charged after the first 12 months on Investor C Shares. See "What Sales Charge and Exemptions Apply to Investor C Shares?"

(2) "Other expenses" includes the administration fees payable by the Portfo-lios. Without waivers, advisory fees would be .55% and administration fees would be .23% for each Portfolio. PAMG and the Portfolios' administrators are under no obligation to waive or continue waiving their fees, but have informed the Fund that they expect to waive fees as necessary to maintain the Portfolios' total operating expenses during the remainder of the cur-rent fiscal year at the levels set forth in the table. Without waivers, "Other operating expenses" would be .78%, .80% and .81%, respectively, and "Total Portfolio operating expenses" would be 2.08%, 2.10% and 2.14%, re-spectively, for Investor C Shares.
(3) Long-term investors in Investor C Shares may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc. ("NASD").

--------------------------------------------------------------------------------

                            SMALL CAP      MID-CAP       MID-CAP    INTERNATIONAL   INTERNATIONAL
                          GROWTH EQUITY VALUE EQUITY  GROWTH EQUITY    EQUITY     EMERGING MARKETS
                            PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO       PORTFOLIO
                           INVESTOR C    INVESTOR C    INVESTOR C    INVESTOR C      INVESTOR C
SHAREHOLDER TRANSACTION
 EXPENSES
Front-End Sales Charge
 (as a percentage of
 offering price)                   None          None          None          None              None
Deferred Sales
 Charge(/1/)
 (as a percentage of
 offering price)                   1.0%          1.0%          1.0%          1.0%              1.0%
Sales Charge on
 Reinvested Dividends              None          None          None          None              None
ANNUAL PORTFOLIO
 OPERATING EXPENSES
 (AS A PERCENTAGE OF
 AVERAGE NET ASSETS)
Advisory fees (after fee
 waivers)(/2/)                     .53%          .50%          .50%          .70%             1.15%
12b-1 fees(/3/)                    .75           .75           .75           .75               .75
Other operating expenses
 (after fee
 waivers )(/2/)                    .80           .83           .83           .83              1.10
                                -------       -------       -------       -------         ---------
 Shareholder servicing
  fee                       .25           .25           .25           .25             .25
 Shareholder processing
  fee                       .15           .15           .15           .15             .15
 Other expenses             .40           .43           .43           .43             .70
                          -----         -----         -----         -----         -------
Total Portfolio
 operating expenses
 (after fee
 waivers)(/2/)                    2.08%         2.08%         2.08%         2.28%             3.00%
                                =======       =======       =======       =======         =========

(1) This amount applies to redemptions during the first 12 months. No deferred sales charge is charged after the first 12 months on Investor C Shares. See "What Sales Charge and Exemptions Apply to Investor C Shares?"

(2) "Other expenses" includes the administration fees payable by the Portfo-lios. Without waivers, advisory fees would be .55%, .55%, .55%, .75% and 1.25% for the Small Cap Growth Equity, Mid-Cap Value Equity, Mid-Cap Growth Equity, International Equity and International Emerging Markets Portfolios, respectively, and administration fees would be .23% for each Portfolio. PAMG and the Portfolios' administrators are under no obligation to waive or continue waiving their fees, but have informed the Fund that they expect to waive fees as necessary to maintain the Portfolios' total operating ex-penses during the remainder of the current fiscal year at the levels set forth in the table. Without waivers, "Other operating expenses" would be .81%, .96%, .96%, .90% and 1.15%, respectively, and "Total Portfolio oper-ating expenses" would be 2.11%, 2.26%, 2.26%, 2.40% and 3.15%, respective-ly, for Investor C Shares.
(3) Long-term investors in Investor C Shares may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the NASD.

--------------------------------------------------------------------------------

                                        SELECT EQUITY INDEX EQUITY   BALANCED
                                          PORTFOLIO    PORTFOLIO+    PORTFOLIO
                                         INVESTOR C    INVESTOR C   INVESTOR C
SHAREHOLDER TRANSACTION EXPENSES
Front-End Sales Charge
 (as a percentage of offering price)             None          None        None
Deferred Sales Charge(/1/)
 (as a percentage of offering price)             1.0%          1.0%        1.0%
Sales Charge on Reinvested Dividends             None          None        None
ANNUAL PORTFOLIO OPERATING EXPENSES
 (AFTER FEE WAIVERS AS A PERCENTAGE OF
 AVERAGE NET ASSETS)
Advisory fees (after fee
 waivers)(/2/)(/3/)                              .50%         .025%        .50%
12b-1 fees(/4/)                                  .75          .75          .75
Operating expenses of the Index Master
 Portfolio                                        N/A         .04           N/A
Other operating expenses (after fee
 waivers)(/2/)                                   .72          .585         .77
                                              -------       -------      ------
 Shareholder servicing fee                .25          .25           .25
 Shareholder processing fee               .15          .15           .15
 Other expenses                           .32          .185          .37
                                        -----         -----         ----
Total Portfolio operating expenses
 (after fee waivers)(/2/)                       1.97%        1.40%        2.02%
                                              =======       =======      ======

(1) This amount applies to redemptions during the first 12 months. No deferred sales charge is charged after the first 12 months on Investor C Shares. See "What Sales Charge and Exemptions Apply to Investor C Shares?"

(2) "Other expenses" includes the administration fees payable by the Portfo-lios. Without waivers, advisory fees would be .55% for the Select Equity and Balanced Portfolios, and administration fees would be .23% for each Portfolio. PAMG and the Portfolios' administrators are under no obligation to waive or continue waiving their fees, but have informed the Fund that they expect to waive fees as necessary to maintain the Portfolios' total operating expenses during the remainder of the current fiscal year at the levels set forth in the table. Without waivers, "Other operating expenses" would be .80%, .78% and .83%, respectively, and "Total Portfolio operating expenses" would be 2.10%, 1.59% and 2.13%, respectively, for Investor C Shares.
(3) Advisory fees with respect to the Index Equity Portfolio represent advisory fees of the Index Master Portfolio.
(4) Long-term investors in Investor C Shares may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the NASD.

 + Includes the operating expenses of the Index Master Portfolio that are allo-cable to the Index Equity Portfolio.

EXAMPLE

An investor in Investor C Shares would pay the following expenses on a $1,000 investment assuming (1) 5% annual return, and (2) redemption at the end of each time period:

                                   ONE YEAR THREE YEARS FIVE YEARS TEN YEARS
Value Equity Portfolio               $20        $62        $106      $230
Growth Equity Portfolio               20         62         106       230
Small Cap Value Equity Portfolio      21         65         112       241
Small Cap Growth Equity Portfolio     21         65         112       241
Mid-Cap Value Equity Portfolio        21         65         112       241
Mid-Cap Growth Equity Portfolio       21         65         112       241
International Equity Portfolio        23         71         122       262
International Emerging Markets
 Portfolio                            30         93         158       332
Select Equity Portfolio               20         62         106       230
Index Equity Portfolio                17         44          77       168
Balanced Portfolio                    21         63         109       235

The foregoing Tables and Example are intended to assist investors in under-standing the costs and expenses (including the Index Equity Portfolio's pro rata share of the Index Master Portfolio's advisory fees and operating ex-penses) an investor will bear either directly or indirectly. They do not re-flect any charges that may be imposed by brokers or other institutions directly on their customer accounts in connection with investments in the Portfolios. For a detailed description of the expenses, see "Who Manages the Fund?"

The Board of Trustees of the Fund believes that the aggregate per share ex-penses of the Index Equity Portfolio and the Index Master Portfolio in which the Index Equity Portfolio's assets are invested are approximately equal to the expenses which the Index Equity Portfolio would incur if the Fund retained the services of an investment adviser for the Index Equity Portfolio and the assets of the Index Equity Portfolio were invested directly in the type of securities held by the Index Master Portfolio.

THE EXAMPLE SHOWN ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE IN-VESTMENT RETURN OR OPERATING EXPENSES. ACTUAL INVESTMENT RETURN AND OPERATING EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

What Are The Portfolios?
--------------------------------------------------------------------------------

                The COMPASS CAPITAL FUND family consists of 30 portfolios and has been structured to include many different investment styles so that investors may participate across multiple dis-ciplines in order to seek their long-term financial goals.

                The Equity Portfolios of COMPASS CAPITAL FUNDS consist of eleven investment portfolios that provide investors with a broad spectrum of investment alternatives within the equity sector. Eight of these Portfolios invest primarily in U.S. stocks, two Portfolios invest in non-U.S. international stocks and one Portfolio invests in a combination of U.S. stocks and bonds.

                In certain investment cycles and over certain holding periods, an equity fund that invests according to a "value" style or a "growth" style may perform above or below the market. An in-vestment program that combines these multiple disciplines al-lows investors to select from among these various product op-tions in the way that most closely fits the individual's in-vestment goals and sentiments.

INVESTMENT
OBJECTIVES      Each of the eleven Compass Capital Equity Portfolios seeks to provide long-term Capital Appreciation.

                The Select Equity, Value Equity, Mid-Cap Value Equity and Mid-Cap Growth Equity Portfolios pursue a secondary objective of Current Income from dividends.

                The Balanced Portfolio pursues a secondary objective of Cur-rent Income from an allocation to fixed income securities.

                To meet its investment objective, each Portfolio employs a specific investment style, as described below. No assurance can be given that a Portfolio will achieve its investment ob-jective.

What Are The Differences Among The Portfolios?
--------------------------------------------------------------------------------

        COMPASS                                                                      PERFORMANCE
     CAPITAL FUND              INVESTMENT STYLE             PORTFOLIO EMPHASIS        BENCHMARK*
Value Equity             Pursues equity securities     Stocks with price/earnings    Russell 1000
                         (defined as common stocks or  and price/book ratios at      Value Index
                         securities convertible into   time of purchase below
                         common stocks) which the      average for benchmark and
                         sub-adviser believes are      capitalization in excess of
                         undervalued. A security's     $1 billion.
                         earnings trend and its
                         dividend growth rate will
                         also be factors considered
                         in security selection.
Growth Equity            Pursues stocks with earnings  Stocks with growth rate       Russell 1000
                         growth potential. Emphasizes  estimates in excess of        Growth Index
                         stocks which the sub-adviser  average for benchmark and
                         considers to have favorable   capitalization in excess of
                         and above-average earnings    $1 billion.
                         growth prospects.
Small Cap Value Equity   Pursues small cap stocks      Stocks with price/earnings    Russell 2000
                         which the sub-adviser         and price/book ratios at      Index
                         believes are undervalued. A   time of purchase below
                         security's earnings trend     average for benchmark and
                         and its dividend growth rate  capitalization below $1
                         will also be factors          billion.
                         considered in security
                         selection.
Small Cap Growth Equity  Pursues small cap stocks      Stocks with growth rate       Russell 2000
                         with earnings growth          estimates in excess of        Growth Index
                         potential. Emphasizes small   average for benchmark and
                         cap stocks which the sub-     capitalization below $1
                         adviser considers to have     billion.
                         favorable and above-average
                         earnings growth prospects.
Mid-Cap Value Equity     Pursues mid cap stocks and    Stocks with low               Russell
                         sectors which the sub-        price/earnings, price/book,   Midcap Value
                         adviser believes are          price/cash flow or            Index
                         undervalued. [A security's    price/sales ratios at the
                         earnings trend and its        time of purchase relative to
                         dividend growth rate will     their respective sectors or
                         also be factors considered    the benchmark and
                         in security selection.]       capitalization between $1
                                                       billion and $5 billion.
Mid-Cap Growth Equity    Pursues mid cap stocks with   Stocks with growth rate       Russell
                         earnings growth potential.    estimates in excess of        Midcap
                         Emphasizes stocks which the   average for benchmark and     Growth Index
                         sub-adviser considers to      capitalization between $1
                         have favorable and above-     billion and $5 billion.
                         average earnings growth
                         prospects.
International Equity     Pursues non-dollar            Portfolio assets are          EAFE Index
                         denominated stocks of         primarily invested in
                         issuers in countries          international stocks.
                         included in the Morgan
                         Stanley Capital               Stocks with price/earnings
                         International Europe,         ratios below average for a
                         Australia and the Far East    security's home market or
                         Index ("EAFE"). Within this   stock exchange.
                         universe, a value style of
                         investing is employed to      Diversification across
                         select stocks which the sub-  countries, industry groups
                         adviser believes are          and companies with
                         undervalued. A security's     investment at all times in
                         earnings trend and its price  at least three foreign
                         momentum will also be         countries.
                         factors considered in
                         security selection. The sub-
                         adviser will also consider
                         macroeconomic factors such
                         as the prospects for
                         relative economic growth
                         among certain foreign
                         countries, expected levels
                         of inflation, government
                         policies influencing
                         business conditions and the
                         outlook for currency
                         relationships.

* For more information on a Portfolio's benchmark, see the Appendix at the back of this Prospectus.

       COMPASS                                                                      PERFORMANCE
     CAPITAL FUND             INVESTMENT STYLE             PORTFOLIO EMPHASIS        BENCHMARK*
International Emerging  Pursues non-dollar            Portfolio assets are          MSCI
Markets                 denominated stocks of         primarily invested in stocks  Emerging
                        issuers in emerging country   of emerging market issuers.   Markets Free
                        markets (generally any                                      Index
                        country considered to be      Stocks with price/earnings
                        emerging or developing by     ratios below average for a
                        the World Bank, the           security's home market or
                        International Finance         stock exchange.
                        Corporation or the United
                        Nations). Within this         Ordinarily, stocks of
                        universe, a value style of    issuers in at least three
                        investing is employed to      emerging markets will be
                        select stocks which the sub-  held.
                        adviser believes are
                        undervalued. The sub-adviser
                        will also consider
                        macroeconomic factors such
                        as the prospects for
                        relative economic growth
                        among certain foreign
                        countries, expected levels
                        of inflation, government
                        policies influencing
                        business conditions and the
                        outlook for currency
                        relationships.
Select Equity           Combines value and growth     Similar sector weightings as  S&P 500
                        style as sub-adviser          benchmark, with over- or      Index
                        identifies market             under-weighting in
                        opportunity.                  particular securities within
                                                      those sectors.
Index Equity            Invests all of its assets     Holds substantially all of    S&P 500
                        indirectly through the U.S.   the stocks of the S&P 500     Index
                        Large Company Series (the     Index in approximately the
                        "Index Master Portfolio") of  same proportions as they are
                        The DFA Investment Trust      represented in the Index.
                        Company, in the stocks of
                        the S&P 500 Index using a
                        passive investment style
                        that pursues the replication
                        of the S&P 500 Index return.
Balanced                Holds a blend of equity and   Maintains a minimum 25%       S&P 500 and
                        fixed income securities to    investment in fixed income    Salomon
                        deliver total return through  senior securities.            Broad
                        capital appreciation and                                    Investment
                        current income.                                             Grade Index

                        Equity Portion: Combines      Equity Portion:
                        value and growth style as     Similar sector weightings as
                        sub-adviser identifies        benchmark, with over- or
                        market opportunity.           under-weighting in
                                                      particular securities within
                                                      those sectors.

                        Fixed Income Portion:         Fixed Income Portion:
                        Combines sector rotation and  Dollar-denominated
                        security selection across a   investment grade bonds,
                        broad universe of fixed       including U.S. Government,
                        income securities.            mortgage-backed, asset-
                                                      backed and corporate debt
                                                      securities.

* For more information on a Portfolio's benchmark, see the Appendix at the back of this Prospectus.

What Additional Investment Policies And Risks Apply?
--------------------------------------------------------------------------------

The discussion below applies to each of the Portfolios (and, with respect to the Index Equity Portfolio, its investment in the Index Master Portfolio) un-less otherwise noted.

EQUITY SECURITIES. During normal market conditions each Portfolio, except the Balanced Portfolio, will normally invest at least 80% of the value of its total assets in equity securities. The Portfolios will invest primarily in equity se-curities of U.S. issuers, except the International Equity and International Emerging Markets Portfolios, which will invest primarily in foreign issuers. Equity securities include common stock and preferred stock (including convert-ible preferred stock); bonds, notes and debentures convertible into common or preferred stock; stock purchase warrants and rights; equity interests in trusts and partnerships; and depository receipts.

ADRS, EDRS AND GDRS. Each Portfolio (other than the Index Master Portfolio) may invest in both sponsored and unsponsored American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") and other similar global instruments. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental De-pository Receipts, are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic un-derlying securities. GDRs are depository receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information con-cerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Investments in ADRs, EDRs and GDRs present additional investment considerations as described below under "In-ternational Portfolios."

OPTIONS AND FUTURES CONTRACTS. To the extent consistent with its investment ob-jective, each Portfolio (other than the Index Master Portfolio) may write cov-ered call options, buy put options, buy call options and write secured put op-tions for the purpose of hedging or earning additional income, which may be deemed speculative or, with respect to the International Equity and Interna-tional Emerging Markets Portfolios, cross-hedging. These options may relate to particular securities, stock or bond indices or the yield differential between two securities, and may or may not be listed on a securities exchange and may or may not be issued by the Options Clearing Corporation. A Portfolio will not purchase put and call options when the aggregate premiums on outstanding op-tions exceed 5% of its net assets at the time of purchase, and will not write options on more than 25% of the value of its net assets (measured at the time an option is written). Options trading is a highly specialized activity that entails greater than ordinary investment risks. In addition, unlisted options are not subject to the protections afforded purchasers of listed options issued by the Options Clearing Corporation, which performs the obligations of its mem-bers if they default.

To the extent consistent with its investment objective, each Portfolio may also invest in futures contracts and options on futures contracts to commit funds awaiting investment in stocks or maintain cash liquidity or, except with re-spect to the Index Master Portfolio, for other hedging purposes. The value of a Portfolio's contracts may equal or exceed 100% of its total assets, although a Portfolio will not purchase or sell a futures contract unless immediately af-terwards the aggregate amount of margin deposits on its existing futures posi-tions plus the amount of premiums paid for related futures options entered into for other than bona fide hedging purposes is 5% or less of its net assets.

Futures contracts obligate a Portfolio, at maturity, to take or make delivery of securities, the cash value of a securities index or a stated quantity of a foreign currency. A Portfolio may sell a futures contract in order to offset an expected decrease in the value of its portfolio positions that might otherwise result from a market decline or currency exchange fluctuation. A Portfolio may do so either to hedge the value of its securities portfolio as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. In addition, a Portfolio may utilize futures con-tracts in anticipation of changes in the composition of its holdings or in cur-rency exchange rates.

A Portfolio may purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When a Portfolio purchases an option on a futures contract, it has the right to assume a position as a purchaser or a seller of a futures contract at a specified exercise price during the option period. When a Portfolio sells an option on a futures contract, it becomes ob-ligated to sell or buy a futures contract if the option is exercised. In con-nection with a Portfolio's position in a futures contract or related option, the Fund will create a segregated account of liquid assets or will otherwise cover its position in accordance with applicable SEC requirements.

The primary risks associated with the use of futures contracts and options are
(a) the imperfect correlation between the change in market value of the instru-ments held by a Portfolio and the price of the futures contract or option; (b) possible lack of a liquid secondary market for a futures contract and the re-sulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; and (d) a sub-adviser's inability to predict correctly the direction of securities pric-es, interest rates, currency exchange rates and other economic factors. For further discussion of risks involved with domestic and foreign futures and op-tions, see Appendix B in the Statement of Additional Information.

The Fund intends to comply with the regulations of the Commodity Futures Trad-ing Commission exempting the Portfolios from registration as a "commodity pool operator."

LIQUIDITY MANAGEMENT. Pending investment, to meet anticipated redemption re-quests, or as a temporary defensive measure if its sub-adviser determines that market conditions warrant, each Portfolio other than the Index Master Portfolio may also invest without limitation in high quality money market instruments. The Balanced Portfolio may also invest in these securities in furtherance of its investment objective. The Index Master Portfolio may invest up to 5% of its net assets in certain short-term fixed income obligations in order to main-tain liquidity or to invest temporarily uncommitted cash balance.

High quality money market instruments include U.S. government obligations, U.S. government agency obligations, dollar-denominated obligations of foreign is-suers, bank obligations, including U.S. subsidiaries and branches of foreign banks, corporate obligations, commercial paper, repurchase agreements and obli-gations of supranational organizations. Generally, such obligations will mature within one year from the date of settlement, but may mature within two years from the date of settlement. Under a repurchase agreement, a Portfolio agrees to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed upon time and price. Repurchase agreements are, in substance, loans. Default by or bankruptcy of a seller would expose a Portfolio to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS. Each Portfolio (other than the Index Master Portfolio) may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transac-tions involve a commitment by a Portfolio to purchase or sell particular secu-rities with payment and delivery taking place at a future date (perhaps one or two months later), and permit a Portfolio to lock in a price or yield on a se-curity it owns or intends to purchase, regardless of future changes in interest rates or market action. When-issued and forward commitment transactions involve the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securi-ties delivery takes place. Each Portfolio's when-issued purchases and forward commitments are not expected to exceed 25% of the value of its total assets ab-sent unusual market conditions.

REVERSE REPURCHASE AGREEMENTS AND OTHER BORROWINGS. Each Portfolio is autho-rized to borrow money. If the securities held by a Portfolio should decline in value while borrowings are outstanding, the net asset value of the Portfolio's outstanding shares will decline in value by proportionately more than the de-cline in value suffered by the Portfolio's securities. Borrowings may be made by each Portfolio (except the Index Master Portfolio) through reverse repur-chase agreements under which the Portfolio sells portfolio securities to finan-cial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price. A Portfolio may use the proceeds of re-verse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, on a date simultaneous with or prior to the expi-ration of the reverse repurchase agreement. The Balanced Portfolio may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. This use of reverse repurchase agreements may be regarded as leveraging and, therefore, speculative. Reverse repurchase agreements involve the risks that the interest income earned in the investment of the proceeds will be less than the interest expense, that the market value of the securities sold by a Portfolio may decline below the price of the securities the Portfolio is obligated to repurchase and that the securi-ties may not be returned to the Portfolio. During the time a reverse repurchase agreement is outstanding, a Portfolio will maintain a segregated account with the Fund's custodian containing cash, U.S. Government or other appropri ate liquid securities having a value at least equal to the repurchase price. A Portfolio's reverse repurchase agreements, together with any other borrowings, will not exceed, in the aggregate, 33 1/3% of the value of its total assets (33% in the case of the Index Master Portfolio). In addition, the Balanced Portfolio may borrow up to an additional 5% of its total assets for temporary purposes. Whenever borrowings exceed 5% of a Portfolio's total assets, the Portfolios (other than the Index Master Portfolio and the Balanced Portfolio) will not make any investments.

INVESTMENT COMPANIES. In connection with the management of their daily cash po-sitions, the Portfolios (other than the Index Master Portfolio) may invest in securities issued by other investment companies which invest in short-term debt securities and which seek to maintain a $1.00 net asset value per share. Such Portfolios may also invest in securities issued by other investment companies with similar investment objectives. The International Equity and International Emerging Markets Portfolios may purchase shares of investment companies invest-ing primarily in foreign securities, including so-called "country funds." Coun-try funds have portfolios consisting exclusively of securities of issuers lo-cated in one foreign country. The Index Equity Portfolio may also invest in Standard & Poor's Depository Receipts (SPDRs) and shares of other investment companies that are structured to seek a similar correlation to the performance of the S&P 500 Index. Securities of other investment companies will be acquired within limits prescribed by the Investment Company Act of 1940 (the "1940 Act"). As a shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addi-tion to the expenses each bears directly in connection with its own operations.

SECURITIES LENDING. A Portfolio may seek additional income by lending securi-ties on a short-term basis. The securities lending agreements will require that the loans be secured by collateral in cash, U.S. Government securities or (ex-cept for the Index Master Portfolio) irrevocable bank letters of credit main-tained on a current basis equal in value to at least the market value of the loaned securities. A Portfolio may not make such loans in excess of 33 1/3% of the value of its total assets. Securities loans involve risks of delay in re-ceiving additional collateral or in recovering the loaned securities, or possi-bly loss of rights in the collateral if the borrower of the securities becomes insolvent.

ILLIQUID SECURITIES. No Portfolio will knowingly invest more than 15% (10% with respect to the Index Master Portfolio) of the value of its net assets in secu-rities that are illiquid. Variable and floating rate instruments that cannot be disposed of within seven days, and repurchase agreements and time deposits that do not provide for payment within seven days after notice, without taking a re-duced price, are subject to these limits. Each Portfolio may purchase securi-ties which are not registered under the Securities Act of 1933 (the "1933 Act") but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as it is determined by the adviser or sub-adviser that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio during any pe-riod that qualified institutional buyers become uninterested in purchasing these restricted securities.

SMALL CAP AND MID-CAP PORTFOLIOS. Under normal market conditions, the Small Cap Growth Equity Portfolio and Small Cap Value Equity Portfolio will invest at least 90% (and in any event at least 65%) of their respective total assets in equity securities of smaller-capitalized organizations (less than $1 billion at the time of purchase). Similarly, the Mid-Cap Value Equity Portfolio and Mid-Cap Growth Equity Portfolio will invest, under normal market conditions, at least 90% (and in any event at least 65%) of their respective total assets in equity securities of medium-capitalized organizations (between $1 billion and $5 billion at the time of purchase). These organizations will normally have more limited product lines, markets and financial resources and will be depen-dent upon a more limited management group than larger capitalized companies.

INDEX EQUITY AND INDEX MASTER PORTFOLIOS. During normal market conditions, the Index Master Portfolio (in which all of the assets of the Index Equity Portfo-lio are invested) invests at least 95% of the value of its total assets in se-curities included in the Standard & Poor's 500(R) Composite Stock Price Index (the "S&P 500 Index")*. The Index Master Portfolio intends to invest in all of the stocks that comprise the S&P 500 Index in approximately the same propor-tions as they are represented in the Index. The Portfolio operates as an index portfolio and therefore, is not actively managed (through the use of economic, financial or market analysis), and adverse performance will ordinarily not re-sult in the elimination of a stock from the Portfolio. The Portfolio will re-main fully invested in common stocks even when stock prices are generally fall-ing. Ordinarily, portfolio securities will not be sold except to reflect addi-tions or deletions of the stocks that comprise the S&P 500 Index, including mergers, reorganizations and similar transactions and, to the extent necessary, to provide cash to pay redemptions of the Portfolio's shares. The investment performance of the Index Master Portfolio and the Index Equity Portfolio is ex-pected to approximate the investment performance of the S&P 500 Index, which tends to be cyclical in nature, reflecting periods when stock prices generally rise or fall.

Neither the Index Equity Portfolio nor the Index Master Portfolio are spon-sored, endorsed, sold or promoted by S&P. S&P makes no representation or war-ranty, express or implied, to the owners of the Index Equity Portfolio or the Index Master Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Index Equity Portfolio or the Index Master Portfolio particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Index Equity Portfolio and the Index Master Portfolio is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Index Equity Portfolio or the Index Master Portfolio. S&P has no obligation to take the needs of the In-dex Equity Portfolio or the Index Master Portfolio or their respective owners into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Index Equity Portfolio or the Index Master Portfolio or the timing of the issuance or sale of the Index Equity Portfolio or the In-dex Master Portfolio or in the determination or calculation of the equation by which the Index Equity Portfolio or the Index Master Portfolio is to be con-verted into cash.
------

*"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500(R)" and "500" are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by the Fund and The DFA Investment Trust Company.

S&P has no obligation or liability in connection with the administration, mar-keting or trading of the Index Equity Portfolio or Index Master Portfolio.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 IN-DEX OR ANY DATA INCLUDED THEREIN, AND S&P SHALL HAVE NO LIABILITY FOR ANY ER-RORS, OMISSIONS OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IM-PLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMIT-ING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPE-CIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

INTERNATIONAL PORTFOLIOS. During normal market conditions, the International Equity Portfolio and International Emerging Markets Portfolio (the "Interna-tional Portfolios") will invest at least 90% (and in any event at least 65%) of their total assets in equity securities of foreign issuers. Investing in for-eign securities involves considerations not typically associated with investing in securities of companies organized and operated in the United States. Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of a Portfolio that invests in foreign securities as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates.

A Portfolio's investments in foreign securities may also be adversely affected by changes in foreign political or social conditions, diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or as-sets, or imposition of (or change in) exchange control regulations. In addi-tion, changes in government administrations or economic or monetary policies in the U.S. or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect a Portfolio's operations.

In general, less information is publicly available with respect to foreign is-suers than is available with respect to U.S. companies. Most foreign companies are also not subject to the uniform accounting and financial reporting require-ments applicable to issuers in the United States. While the volume of transac-tions effected on foreign stock exchanges has increased in recent years, it re-mains appreciably below that of the New York Stock Exchange. Accordingly, a Portfolio's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies. In addi-tion, there is generally less government supervision and regulation of securi-ties exchanges, brokers and issuers in foreign countries than in the United States.

The expense ratios of the International Equity and International Emerging Mar-kets Portfolios can be expected to be higher than those of Portfolios investing primarily in domestic securities. The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of investment research, higher cost of custody of foreign securi-ties, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities.

As stated, the International Emerging Markets Portfolio will invest its assets in countries with emerging economies or securities markets. These countries may include Argentina, Brazil, Bulgaria, Chile, China, Colombia, The Czech Repub-lic, Ecuador, Greece, Hungary, India, Indonesia Israel, Lebanon, Malaysia, Mex-ico, Morocco, Peru, The Philippines, Poland, Romania, Russia, South Africa, South Korea, Taiwan, Thailand, Tunisia, Turkey, Venezuela and Vietnam. Politi-cal and economic structures in many of these countries may be undergoing sig-nificant evolution and rapid development, and these countries may lack the so-cial, political and economic stability characteristic of more developed coun-tries. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of invest-ments in these countries and the availability to a Portfolio of additional in-vestments in emerging market countries. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in Japan or most Western European countries. There may be little financial or accounting information available with respect to issuers located in certain emerging market countries, and it may be difficult to assess the value or prospects of an investment in such is-suers.

The International Equity Portfolio invests primarily in equity securities of issuers located in countries included in EAFE. Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Italy, Japan, Netherlands, New Zealand, Norway, Singapore, Malaysia, Spain, Sweden, Switzerland and the United Kingdom are currently included in EAFE. From time to time the International Eq-uity Portfolio may invest more than 25% of its total assets in the securities of issuers located in Japan. Investments of 25% or more of the Portfolio's to-tal assets in this or any other country will make the Portfolio's performance more dependent upon the political and economic circumstances of a particular country than a mutual fund that is more widely diversified among issuers in different countries. For example, in the past events in the Japanese economy as well as social developments and natural disasters have affected Japanese secu-rities and currency markets, and have periodically disrupted the relationship of the Japanese yen with other currencies and with the U.S. dollar.

The International Equity and International Emerging Markets Portfolios may (but are not required to) use forward foreign currency exchange contracts to hedge against movements in the value of foreign currencies (including the European Currency Unit (ECU)) relative to the U.S. dollar in connection with specific portfolio transactions or with respect to portfolio positions. A forward for-eign currency exchange contract involves an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Foreign currency exchange contracts do not eliminate fluctuations in the values of portfolio securities but rather allow a Portfolio to establish a rate of ex-change for a future point in time.

BALANCED PORTFOLIO. Fixed income securities purchased by the Balanced Portfolio may include domestic and dollar-denominated foreign debt securities, including bonds, debentures, notes, equipment lease and trust certificates, mortgage-re-lated and asset-backed securities, guaranteed investment contracts (GICs), ob-ligations issued or guaranteed by the U.S. Government or its agencies or in-strumentalities and state and local municipal obligations. These securities will be rated at the time of purchase within the four highest rating groups as-signed by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Rat-ings Group ("S&P") or another nationally recognized statistical rating organi-zation. If unrated, the securities will be determined at the time of purchase to be of comparable quality by the sub-adviser. Securities rated "Baa" by Moody's or "BBB" by S&P, respectively, are generally considered to be invest-ment grade although they have speculative characteristics. If a fixed income security is reduced below Baa by Moody's or BBB by S&P, the Portfolio's sub-adviser will dispose of the security in an orderly fashion as soon as practica-ble. Investments in securities of foreign issuers, which present additional in-vestment considerations as described above under "International Portfolios," will be limited to 5% of the Portfolio's total assets.

The market value of the Balanced Portfolio's investments in fixed income corpo-rate and other securities will change in response to changes in interest rates and the relative financial strength of each issuer. During periods of falling interest rates, the values of long-term fixed income securities generally rise. Conversely, during periods of rising interest rates the values of such securi-ties generally decline. Changes in the financial strength of an issuer or changes in the ratings of any particular security may also affect the value of these investments.

The Balanced Portfolio may make significant investments in mortgage-related and purchase other asset-backed securities (i.e., securities backed by home equity loans, installment sale contracts, credit card receivables) or other assets is-sued by governmental entities and private issuers.



The Balanced Portfolio may acquire several types of mortgage-related securi-ties, including guaranteed mortgage pass-through certificates, which provide the holder with a pro rata interest in the underlying mortgages, adjustable rate mortgage-related securities ("ARMs") and collateralized mortgage obliga-tions ("CMOs"), which provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Is-suers of CMOs frequently elect to be taxed as a pass-through entity known as real estate mortgage investment conduits, or REMICs. CMOs are issued in multi-ple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in many ways. In most cases, however, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other clas-ses having an earlier stated maturity date are paid in full. The classes may include accrual certificates (also known as "Z-Bonds"), which only accrue in-terest at a specified rate until other specified classes have been retired and are converted thereafter to interest-paying securities. They may also include planned amortization classes ("PACs") which generally require, within certain limits, that specified amounts of principal be applied on each payment date, and generally exhibit less yield and market volatility than other classes.

Non-mortgage asset-backed securities involve risks that are not presented by mortgage-related securities. Primarily, these securities do not have the bene-fit of the same security interest in the underlying collateral. Credit card re-ceivables are generally unsecured and the debtors are entitled to the protec-tion of a number of state and Federal consumer credit laws which give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in come cases, be able to support payments on these securities.

The yield and maturity characteristics of mortgage-related and other asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time be-cause the underlying assets (i.e., loans) generally may be prepaid at any time. In calculating the average weighted maturity of a Portfolio, the maturity of other asset-backed securities will be based on estimates of average life which take prepayments into account. The average life of a mortgage-related instru-ment, in particular, is likely to be substantially less than the original matu-rity of the mortgage pools underlying the securities as the result of scheduled principal payments and mortgage prepayments. In general, the collateral sup-porting non-mortgage asset-backed securities is of shorter maturity than mort-gage loans and is less likely to experience substantial prepayments.

The relationship between prepayments and interest rates may give some high-yielding asset-backed securities less potential for growth in value than con-ventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by the Balanced Portfolio will gener-ally be at lower rates than the rates that were carried by the obligations that have been prepaid. because of these and other reasons, an asset-backed security's total return and maturity may be difficult to predict precisely. To the extent that the Balanced Portfolio purchases asset-backed securities at a premium, prepayments (which may be made without penalty) may result in loss of the Balanced Portfolio's principal investment to the extent of premium paid.

The Balanced Portfolio may from time to time purchase in the secondary market certain mortgage pass-through securities packaged and master serviced by PNC Mortgage Securities Corp. (or Sears Mortgage if PNC Mortgage Securities Corp. succeeded to rights and duties of Sears Mortgage) or mortgage-related securi-ties containing loans or mortgages originated by PNC Bank or its affiliates. It is possible that, under some circumstances, PNC Mortgage Securities Corp. or its affiliates could have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against PNC Mortgage Securities Corp. or its affiliates.

The Balanced Fund may also purchase obligations issued or guaranteed by the U.S. Government and U.S. Government agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury. Others are supported by the right of the issuer to borrow from the U.S. Treasury; and still others are sup-ported only by the credit of the agency or instrumentality issuing the obliga-tion. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Certain U.S. Treasury and agency securities may be held by trusts that issue participation certificates (such as Treasury income growth receipts ("TIGRs") and certificates of accrual on Treasury certificates ("CATs")). The Balanced Portfolio may purchase these certificates, as well as Treasury receipts and other stripped securities, which represent beneficial ownership interests in either future interest payments or the future principal payments on U.S. Government obligations. These instruments are issued at a dis-count to their "face value" and may (particularly in the case of stripped mort-gage-backed securities) exhibit greater price volatility than ordinary debt se-curities because of the manner in which their principal and interest are re-turned to investors.

The Balanced Portfolio may also purchase zero-coupon bonds (i.e., discount debt obligations that do not make periodic interest payments), and state and local government obligations. Zero-coupon bonds are subject to greater market fluctu-ations from changing interest rates than debt obligations of comparable maturi-ties which make current distributions of interest. Municipal obligations may be purchased when the Portfolio's sub-adviser believes that their return, on a pre-tax basis, will be comparable to the returns of other permitted invest-ments. Dividends paid by the Portfolio that are derived from interest on munic-ipal obligations will be taxable to shareholders.

To take advantage of attractive opportunities in the mortgage market and to en-hance current income, the Balanced Portfolio may enter into dollar roll trans-actions. A dollar roll transaction involves a sale by the Portfolio of a mort-gage-backed or other security concurrently with an agreement by the Portfolio to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated ma-turity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold. During the period be-tween the sale and repurchase, the Portfolio will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Portfolio, and the income from these investments will generate income for the Portfolio. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Portfolio compared with what the performance would have been without the use of dollar rolls. At the time that the Portfolio enters into a dollar roll transaction, it will place in a segregated account maintained with its custodian cash, U.S. Government securities or other liquid securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that its value is maintained. The Portfolio's dollar rolls, together with its reverse repurchase agreements and other borrowings, will not exceed, in the aggregate, 33 1/3% of the value of its total assets.

Dollar roll transactions involve the risk that the market value of the securi-ties the Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the Portfo-lio sells securities becomes insolvent, the Portfolio's right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the sub-adviser's ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be success-fully employed.

PORTFOLIO TURNOVER RATES. Under normal market conditions, it is expected that the annual portfolio turnover rate for each Portfolio (including both the eq-uity and fixed income portions of the Balanced Portfolio in the aggregate) and for the Index Master Portfolio will not exceed 150%. A Portfolio's annual port-folio turnover rate will not, however, be a factor preventing a sale or pur-chase when the adviser or sub-adviser believes investment considerations war-rant such sale or purchase. Portfolio turnover may vary greatly from year to year as well as within a particular year. High portfolio turnover rates (i.e., over 100%) will generally result in higher transaction costs to a Portfolio.

What Are The Portfolios' Fundamental Investment Limitations?
--------------------------------------------------------------------------------
A Portfolio's (other than the Index Master Portfolio) investment objective and policies may be changed by the Fund's Board of Trustees without shareholder ap-proval. However, shareholders will be given at least 30 days notice before any such change. The investment objective of the Index Master Portfolio may not be changed without the approval of shareholders of that Portfolio. No assurance can be provided that a Portfolio will achieve its investment objective.

Each Portfolio has also adopted certain fundamental investment limitations that may be changed only with the approval of a "majority of the outstanding shares of a Portfolio" (as defined in the Statement of Additional Information). Sev-eral of the Portfolios' fundamental investment policies, which are set forth in full in the Statement of Additional Information, are summarized below.

No Portfolio may:

(1) purchase securities (except U.S. Government securities (and, in the case of the Index Master Portfolio, obligations of instrumentalities of the U.S. Government) and related repurchase agreements) if more than 5% of its total assets will be invested in the securities of any one issuer, except that up to 25% of a Portfolio's total assets may be invested without regard to this 5% limitation;

(2) subject to the foregoing 25% exception (other than with respect to the In-dex Master Portfolio), purchase more than 10% of the outstanding voting se-curities of any issuer;

(3) invest 25% or more of its total assets in one or more issuers conducting their principal business activities in the same industry; and

(4) borrow money in amounts over one-third of the value of its total assets (33% of net assets in the case of the Index Master Portfolio) at the time of such borrowing.

These investment limitations are applied at the time investment securities are purchased. Notwithstanding the investment limitations, the Index Equity Portfo-lio may invest all of its assets in shares of an open-end management investment company with substantially the same investment objective, policies and limita-tions of that Portfolio.

In order to permit the sale of its shares in certain states, the Fund may make commitments more restrictive than the investment policies and limitations de-scribed in this Prospectus. If the Fund determines that any commitment is no longer in the best interests of a Portfolio, it will revoke the commitment by terminating sales of shares of the Portfolio in the state involved.

Who Manages The Fund?
--------------------------------------------------------------------------------

BOARD OF TRUSTEES

              The business and affairs of the Fund and of The DFA Investment Trust Company (in which the assets of the Fund's Index Equity Portfolio are invested) are managed under the direction of their separate Boards of Trustees. The following persons currently serve as trustees of Compass Capital Funds:

               William O. Albertini--Executive Vice President and Chief Finan-cial Officer of Bell Atlantic Corporation.

               Raymond J. Clark--Treasurer of Princeton University.

               Robert M. Hernandez--Vice Chairman and Chief Financial Officer of USX Corporation.

               Anthony M. Santomero--Deputy Dean of The Wharton School, Uni-versity of Pennsylvania.

               David R. Wilmerding, Jr.--President of Gates, Wilmerding, Carper & Rawlings, Inc.

              The Statement of Additional Information furnishes additional in-formation about the trustees and officers of both the Fund and The DFA Investment Trust Company.

ADVISER AND
SUB-ADVISERS  The Adviser to COMPASS CAPITAL FUNDS is PNC Asset Management
              Group, Inc. ("PAMG"), except with respect to the Index Equity Portfolio. Each of the Portfolios within the Compass Capital Fund family is managed by a specialized portfolio manager who is a member of one of PAMG's portfolio management subsidiaries.

              The Portfolios (other than the Index Equity Portfolio) and their investment sub-advisers and portfolio managers are as follows:

                           INVESTMENT
COMPASS CAPITAL PORTFOLIO  SUB-ADVISER          PORTFOLIO MANAGER
-------------------------  ----------- ------------------------------------
Value Equity                PCM(/1/)   Benedict E. Capaldi; Vice President
                                       of PCM since 1995; prior to joining
                                       PCM, Senior Vice President and
                                       portfolio manager with Radnor
                                       Capital Management, President of
                                       Chestnut Hill Advisors, Inc. and
                                       Managing Director of Brandywine
                                       Asset Management, Inc.; Portfolio
                                       manager since 1995.

                                  INVESTMENT
COMPASS CAPITAL PORTFOLIO         SUB-ADVISER                 PORTFOLIO MANAGER
-------------------------  ------------------------- ------------------------------------
Growth Equity                              PEAC(/2/) Robert K. Urquhart; Managing
                                                     Director of PEAC's Large Cap Growth
                                                     Equity Investments area since 1995;
                                                     prior to joining PEAC, Chief
                                                     Investment Officer and partner of
                                                     Cole Financial Group, Inc., a
                                                     partner of Seacliff Holdings, Inc.
                                                     and of RCM Capital Management;
                                                     Portfolio manager since 1995.
Small Cap Value Equity                      PCM(/1/) Christian K. Stadlinger; Vice
                                                     President of PCM since July 1996;
                                                     prior to joining PCM, Portfolio
                                                     Manager and Research Analyst with
                                                     Morgan Stanley Asset Management;
                                                     Portfolio manager since July 1996.
Small Cap Growth Equity                    PEAC(/2/) William J. Wykle; investment manager
                                                     with PEAC since 1995; investment
                                                     manager with PNC Bank, National
                                                     Association from 1986 to 1995;
                                                     Portfolio manager since its
                                                     inception. [INSERT MCVAIL BIO]
Mid-Cap Value Equity                        PCM(/1/) Benedict E. Capaldi (see above);
                                                     Portfolio co-manager since its
                                                     inception.
                                                     Daniel B. Eagan; portfolio manager
                                                     with PCM since 1995; director of
                                                     investment strategy at PAMG during
                                                     1995; portfolio manager with PEAC
                                                     during 1995; portfolio co-manager
                                                     since its inception.
Mid-Cap Growth Equity                      PEAC(/2/) William J. Wykle (see above);
                                                     Portfolio co-manager since its
                                                     inception. [INSERT MCVAIL BIO]
International Equity       Castle International(/4/) Gordon Anderson; Managing Director
                                                     and Chief Investment Officer since
                                                     1996; prior to joining
                                                     CastleInternational, Investment
                                                     Director of Dunedin Fund Managers
                                                     Ltd.; Portfolio manager since 1996.

                                  INVESTMENT
COMPASS CAPITAL PORTFOLIO        SUB-ADVISER                 PORTFOLIO MANAGER
-------------------------  ------------------------ ------------------------------------
International Emerging     CastleInternational(/4/) Euan Rae; Senior Investment Manager
 Markets                                            since 1996; prior to joining
                                                    CastleInternational, Head of
                                                    Emerging Markets at Dunedin Fund
                                                    Managers Ltd. and investment manager
                                                    with Edinburgh Fund Managers;
                                                    Portfolio manager since 1996.
Select Equity                              PCM(/1/) Daniel B. Eagan (see above);
                                                    Portfolio manager since 1995.
Balanced                   PCM and                  Daniel B. Eagan (see above);
                           BlackRock(/1/)(/3/)      Portfolio co-manager since 1994.
                                                    Robert S. Kapito; Vice Chairman of
                                                    BlackRock since 1988; Portfolio co-
                                                    manager since 1995.
                                                    Keith T. Anderson; Managing Director
                                                    and co-chair of Portfolio Management
                                                    Group and Investment Strategy
                                                    Committee of BlackRock since 1988;
                                                    Portfolio co-manager since 1995.

(1) Provident Capital Management, Inc. ("PCM") has its primary offices at 1700 Market Street, 27th Floor, Philadelphia, PA 19103.
(2) PNC Equity Advisors Company ("PEAC") has its primary offices at 1835 Market Street, 15th Floor, Philadelphia, PA 19103.
(3) BlackRock Financial Management, Inc. ("BlackRock") has its primary offices at 345 Park Avenue, New York, New York 10154.

(4) CastleInternational Asset Management Limited ("CastleInternational") has its primary offices at 7 Castle Street, Edinburgh, Scotland, EH3 3AM.

              PAMG was organized in 1994 to perform advisory services for in-vestment companies, and has its principal offices at 1835 Market Street, Philadelphia, Pennsylvania 19103. PAMG is an indirect wholly-owned subsidiary of PNC Bank Corp., a multi-bank holding company.

              For their investment advisory and sub-advisory services, PAMG and the Portfolios' sub-advisers are entitled to fees, computed daily on a portfolio-by-portfolio basis and payable monthly, at the maximum annual rates set forth below. As stated under "What Are The Expenses Of The Portfolios?" PAMG and the sub-advisers intend to waive a portion of their fees during the current fis-cal year. All sub-advisory fees are paid by PAMG and do not rep-resent an extra charge to the Portfolios.

 MAXIMUM ANNUAL CONTRACTUAL FEE RATE FOR EACH PORTFOLIO EXCEPT THE INDEX EQUITY
          PORTFOLIO AND THE INTERNATIONAL PORTFOLIOS (BEFORE WAIVERS)

AVERAGE DAILY NET         INVESTMENT  SUB-ADVISORY
ASSETS                   ADVISORY FEE     FEE
-----------------        ------------ ------------
first $1 billion             .550%        .400%
$1 billion--$2 billion       .500         .350
$2 billion--$3 billion       .475         .325
greater than $3 billion      .450         .300

   MAXIMUM ANNUAL CONTRACTUAL FEE RATE FOR THE INTERNATIONAL EQUITY PORTFOLIO
                                (BEFORE WAIVERS)

AVERAGE DAILY NET         INVESTMENT  SUB-ADVISORY
ASSETS                   ADVISORY FEE     FEE
-----------------        ------------ ------------
first $1 billion             .750%        .600%
$1 billion--$2 billion       .700         .550
$2 billion--$3 billion       .675         .525
greater than $3 billion      .650         .500

   MAXIMUM ANNUAL CONTRACTUAL FEE RATE FOR THE INTERNATIONAL EMERGING MARKETS
                           PORTFOLIO (BEFORE WAIVERS)

                           INVESTMENT  SUB-ADVISORY
AVERAGE DAILY NET ASSETS  ADVISORY FEE     FEE
------------------------  ------------ ------------
first $1 billion             1.250%       1.100%
$1 billion--$2 billion       1.200        1.050
$2 billion--$3 billion       1.155        1.005
greater than $3 billion      1.100         .950

                Although the advisory fee rate payable by the International Emerging Markets Portfolio is higher than the rate payable by mutual funds investing in domestic securities, the Fund be-lieves it is comparable to the rates paid by many other funds with similar investment objectives and policies and is appropriate for the Portfolio in light of its investment objective and policies.

              For their last fiscal year the Portfolios paid investment advi-sory fees at the following annual rates (expressed as a percent-age of average daily net assets) after voluntary fee waivers:
              Value Equity Portfolio, .50%; Growth Equity Portfolio, .50%; Small Cap Value Equity Portfolio, .53%; Small Cap Growth Equity Portfolio, .53%; International Equity Portfolio, .70%; Interna-tional Emerging Markets Portfolio, 1.15%; Select Equity Portfo-lio, .50%; and Balanced Portfolio, .50%. For the period from Oc-tober 1, 1995 through June 1, 1996, the Index Equity Portfolio paid investment advisory fees to its former investment adviser at the annual rate of % of its average daily net assets.

              The sub-advisers to each Portfolio strive to achieve best execu-tion on all transactions. Infrequently, brokerage transactions for the Portfolios may be directed through registered broker/dealers who have entered into dealer agreements with Compass Capital's distributor.

ADVISER TO
INDEX         Dimensional Fund Advisors Inc. ("DFA"), located at 1299 Ocean
MASTER        Avenue, 11th Floor, Santa Monica, CA 90401, serves as investment
PORTFOLIO     adviser to the Index Master Portfolio.

              DFA was organized in May 1981 and is engaged in the business of providing investment management services to institutional in-vestors. DFA's assets under management totalled approximately $ billion at October 31, 1996. David G. Booth and Rex A. Sinquefield, both of whom are trustees and officers of The DFA Investment Trust Company and directors, officers and sharehold-ers of DFA, may be deemed controlling persons of DFA.

              Investment decisions for the Index Master Portfolio are made by the Investment Committee of DFA, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee is composed of certain officers and directors of DFA who are elected annually. DFA provides the Index Master Portfo-lio with a trading department and selects brokers and dealers to effect securities transactions.

              For the investment advisory services provided to the Index Mas-ter Portfolio under the advisory agreement, DFA is entitled to receive a fee at the annual rate of .025% of the Index Master Portfolio's average daily net assets. For the Index Master Port-folio's fiscal year ended November 30, 1996, DFA received a monthly fee for its investment advisory services which, on an annual basis, equaled .025% of the Index Master Portfolio's net assets.

ADMINISTRATORS  Compass Capital Group, Inc. ("CCG"), PFPC Inc. ("PFPC") and
                Compass Distributors, Inc. ("CDI") (the "Administrators") serve as the Fund's co-administrators. CCG and PFPC are indi-rect wholly-owned subsidiaries of PNC Bank Corp. CDI is a wholly-owned subsidiary of Provident Distributors, Inc. ("PDI"). A majority of the outstanding stock of PDI is owned by its officers and the remaining outstanding stock is owned by Pennsylvania Merchant Group Ltd.

                The Administrators generally assist the Fund in all aspects of its administration and operation, including matters relating to the maintenance of financial records and fund accounting. As compensation for these services, CCG is entitled to receive a fee, computed daily and payable monthly, at an annual rate of .03% of each Portfolio's average daily net assets, and PFPC and CDI are entitled to receive a combined fee, computed daily and payable monthly, at an annual rate of .20% of the first $500 million of each Portfolio's average daily net assets, .18% of the next $500 million of each Portfolio's average daily net assets, .16% of the next $1 billion of each Portfo-lio's average daily net assets and .15% of each Portfolio's average daily net assets in excess of $2 billion. From time to time the Administrators may waive some or all of their admin-istration fees from a Portfolio. PFPC serves as the adminis-trative services, dividend disbursing and transfer agent to the Index Master Portfolio, for which PFPC is entitled to com-pensation at the annual rate of .015% of the Index Master Portfolio's net assets.

                For information about the operating expenses the Portfolios paid for the most recent fiscal year, see "What Are The Ex-penses Of The Portfolios?"

TRANSFER        PNC Bank, National Association ("PNC Bank") serves as the
AGENT,          Portfolios' custodian and PFPC serves as their transfer agent
DIVIDEND        and dividend disbursing agent.
DISBURSING
AGENT AND
CUSTODIAN


DISTRIBUTION
AND SERVICE
PLAN

                Under the Fund's Distribution and Service Plan (the "Plan"), Investor C Shares of the Portfolios bear the expense of pay-ments ("distribution fees") made to CDI, as the Fund's dis-tributor (the "Distributor"), or affiliates of PNC Bank for distribution and sales support services. The distribution fees may be used to compensate the Distributor for distribution services and to compensate the Distributor and PNC Bank affil-iates for sales support services provided in connection with the offering and sale of Investor C Shares. The distribution fees may also be used to reimburse the Distributor and PNC Bank affiliates for related expenses, including payments to brokers, dealers, financial in-stitutions and industry professionals ("Service Organizations") for sales support services and related expenses. Distribution fees payable under the Plan will not exceed .75% (annualized) of the average daily net asset value of each Portfolio's outstand-ing Investor C Shares. Payments under the Plan are not tied di-rectly to out-of-pocket expenses and therefore may be used by the recipients as they choose (for example, to defray their overhead expenses). The Plan also permits the Distributor, PAMG, the Administrators and other companies that receive fees from the Fund to make payments relating to distribution and sales support activities out of their past profits or other sources available to them.

              Under the Plan, the Fund intends to enter into service arrange-ments with Service Organizations (including PNC Bank and its af-filiates) with respect to Investor C Shares pursuant to which Service Organizations will render certain support services to their customers who are the beneficial owners of Investor C Shares. In consideration for a shareholder servicing fee of up to .25% (annualized) of the average daily net asset value of In-vestor C Shares owned by their customers, Service Organizations may provide one or more of the following services: responding to customer inquiries relating to the services performed by the Service Organization and to customer inquiries concerning their investments in Investor C Shares; assisting customers in desig-nating and changing dividend options, account designations and addresses; and providing other similar shareholder liaison serv-ices. In consideration for a separate shareholder processing fee of up to .15% (annualized) of the average daily net asset value of Investor C Shares owned by their customers, Service Organiza-tions may provide one or more of these additional services to such customers: processing purchase and redemption requests from customers and placing orders with the Fund's transfer agent or the Distributor; processing dividend payments from the Fund on behalf of customers; providing sub-accounting with respect to Investor C Shares beneficially owned by customers or the infor-mation necessary for sub-accounting; and providing other similar services.

              Service Organizations may charge their clients additional fees for account services. Customers who are beneficial owners of In-vestor C Shares should read this Prospectus in light of the terms and fees governing their accounts with Service Organiza-tions.

              The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of under-writing securities. It is intended that the services provided by Service Organizations under their service agreements will not be prohibited under these laws.

                Under state securities laws, banks and financial institutions that receive payments from the Fund may be required to regis-ter as dealers.

EXPENSES
                Expenses are deducted from the total income of each Portfolio before dividends and distributions are paid. Expenses include, but are not limited to, fees paid to the investment adviser and the Administrators, transfer agency and custodian fees, trustee fees, taxes, interest, professional fees, shareholder servicing and processing fees, distribution fees, fees and ex-penses in registering and qualifying the Portfolios and their shares for distribution under Federal and state securities laws, expenses of preparing prospectuses and statements of ad-ditional information and of printing and distributing prospec-tuses and statements of additional information to existing shareholders, expenses relating to shareholder reports, share-holder meetings and proxy solicitations, insurance premiums, the expense of independent pricing services, and other ex-penses which are not expressly assumed by PAMG or the Fund's service providers under their agreements with the Fund. Any general expenses of the Fund that do not belong to a particu-lar investment portfolio will be allocated among all invest-ment portfolios by or under the direction of the Board of Trustees in a manner the Board determines to be fair and equi-table.

What Pricing Options Are Available To Investors?
--------------------------------------------------------------------------------

              The Equity Portfolios of Compass Capital Funds offer different pricing options to investors in the form of different share classes. The Investor C Share pricing option is described below:

              C SHARES (LEVEL LOAD)

               Contingent deferred sales charge (CDSC) of 1.00% if shares are redeemed within 12 months of purchase

 Investor C Shares of all Portfolios:

                                         C SHARES
  Maximum Front-End Sales Charge          0.00%
  12b-1 Fee                               0.75%
  CDSC (Redemption Charge)                1.00%
                                  (If redeemed within 12
                                    months of purchase)

              The Fund also offers two additional pricing options for shares of the Portfolios--Investor A Shares (which are sold with a front-end sales load) and Investor B Shares (which are subject to a back-end load if redeemed within six years of purchase). C Shares may make sense for shorter term (relative to both B and A Shares) investors who prefer to pay for professional investment advice on an ongoing basis (asset-based sales charge) rather than with a traditional, one-time front-end sales charge. Such investors may plan to make substantial redemptions within 6 years of purchase. Brokers will receive commissions equal to 1% of Investor C Shares sold by them plus ongoing fees under the Fund's Distribution and Service Plan and described under "Who Manages the Fund?". These commissions and payments may be dif-ferent than the reallowances or placement fees paid to dealers in connection with sales of Investor A Shares and Investor B shares. For more information on A Shares and B Shares of the Portfolios, call (800) 441-7762.

              Investors wishing to purchase shares of the Portfolios may do so either by mailing the investment application attached to this Prospectus along with a check or by wiring money as specified below under "How Are Shares Purchased?"

How Are Shares Purchased?
--------------------------------------------------------------------------------

GENERAL. Initial and subsequent purchase orders may be placed through securi-ties brokers, dealers or financial institutions ("brokers"), or the transfer agent. Generally, individual investors will purchase Investor C Shares through a broker who will then transmit the purchase order directly to the transfer agent.

The minimum investment for the initial purchase of shares is $500; there is a $100 minimum for subsequent investments. Purchases through the Automatic In-vestment Plan described below are subject to a lower initial purchase minimum. In addition, the minimum initial investment for employees of the Fund, the Fund's investment adviser, sub-advisers, Distributor or transfer agent or em-ployees of their affiliates is $100, unless payment is made through a payroll deduction program in which case the minimum investment is $25.

PURCHASES THROUGH BROKERS. Shares of the Portfolios may be purchased through brokers which have entered into dealer agreements with the Distributor. Pur-chase orders received by a broker and transmitted to the transfer agent before the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time) on a Business Day will be effected at the net asset value determined that day. Payment for an order may be made by the broker in Federal funds or other funds immediately available to the Portfolios' custodian no later than 4:00 p.m. (Eastern time) on the third Business Day following receipt of the purchase order.

It is the responsibility of brokers to transmit purchase orders and payment on a timely basis. If payment is not received within the period described above, the order will be canceled, notice thereof will be given, and the broker and its customers will be responsible for any loss to the Fund or its shareholders. Orders of less than $500 may be mailed by a broker to the transfer agent.

PURCHASES THROUGH THE TRANSFER AGENT. Investors may also purchase Investor C Shares by completing and signing the Account Application Form and mailing it to the transfer agent, together with a check in at least the minimum initial pur-chase amount payable to Compass Capital Funds. An Account Application Form may be obtained by calling (800) 441-7762. The name of the Portfolio with respect to which shares are purchased must also appear on the check or Federal Reserve Draft. Investors may also wire Federal funds in connection with the purchase of shares. The wire instructions must include the name of the Portfolio, specify the class of Investor Shares and include the name of the account registration and the shareholder account number. Before wiring any funds, an investor must call PFPC at (800) 441-7762 in order to confirm the wire instructions. Purchase orders which are received by PFPC, together with payment, before the close of regular trading hours on the New York Stock Exchange (currently 4:00 p.m. East-ern time) on any Business Day (as defined below) are priced at the applicable net asset value next determined on that day.

OTHER PURCHASE INFORMATION. Shares of each Portfolio of the Fund are sold on a continuous basis by CDI as the Distributor. CDI maintains its principal offices at 259 Radnor-Chester Road, Suite 120, Radnor, Pennsylvania 19087. Purchases may be effected on weekdays on which both the New York Stock Exchange and the Federal Reserve Bank of Philadelphia are open for business (a "Business Day"). Payment for orders which are not received or accepted will be returned after prompt inquiry. The issuance of shares is recorded on the books of the Fund. No certificates will be issued for shares. Payments for shares of a Portfolio may, in the discretion of the Fund's investment adviser, be made in the form of se-curities that are permissible investments for that Portfolio. Compass Capital reserves the right to reject any purchase order or to waive the minimum initial investment requirement.

How Are Shares Redeemed?
--------------------------------------------------------------------------------

REDEMPTION. Shareholders may redeem their shares for cash at any time. A writ-ten redemption request in proper form must be sent directly to Compass Capital Funds c/o PFPC, P.O. Box 8907, Wilmington, Delaware 19899-8907. Except for the contingent deferred sales charge, if applicable, there is no charge for a re-demption. Shareholders may also place redemption requests through a broker or other institution, which may charge a fee for this service.

WHEN REDEEMING SHARES IN THE PORTFOLIOS, SHAREHOLDERS SHOULD INDICATE THAT THEY ARE REDEEMING INVESTOR C SHARES. If a redeeming shareholder owns both Investor A Shares and Investor B or Investor C Shares in the same Portfolio, the In-vestor A Shares will be redeemed first unless the shareholder indicates other-wise.

Except as noted below, a request for redemption must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $25,000, or if the proceeds are not to be paid to the record owner at the rec-ord address, or if the shareholder is a corporation, partnership, trust or fi-duciary, signature(s) must be guaranteed by any eligible guarantor institution. Eligible guarantor institutions generally include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

Generally, a properly signed written request with any required signature guar-antee is all that is required for a redemption. In some cases, however, other documents may be necessary. Additional documentary evidence of authority is re-quired by PFPC in the event redemption is requested by a corporation, partner-ship, trust, fiduciary, executor or administrator.

EXPEDITED REDEMPTIONS. If a shareholder has given authorization for expedited redemption, shares can be redeemed by telephone and the proceeds sent by check to the shareholder or by Federal wire transfer to a single previously desig-nated bank account. Once authorization is on file, PFPC will honor requests by any person by telephone at (800) 441-7762 (in Delaware call collect (302) 791-
1194) or other means. The minimum amount that may be sent by check is $500, while the minimum amount that may be wired is $10,000. The Fund reserves the right to change these minimums or to terminate these redemption privileges. If the proceeds of a redemption would exceed $25,000, the redemption request must be in writing and will be subject to the signature guarantee requirement de-scribed above. During periods of substantial economic or market change, tele-phone redemptions may be difficult to complete. Redemption requests may also be mailed to PFPC at P.O. Box 8907, Wilmington, Delaware 19899-8907.

The Fund is not responsible for the efficiency of the Federal wire system or the shareholder's firm or bank. The Fund does not currently charge for wire transfers. The shareholder is responsible for any charges imposed by the share-holder's bank. To change the name of the single designated bank account to re-ceive wire redemption proceeds, it is necessary to send a written request (with a guaranteed signature as described above) to Compass Capital Funds c/o PFPC, P.O. Box 8907, Wilmington, Delaware 19899-8907.

The Fund reserves the right to refuse a telephone redemption if it believes it advisable to do so. The Fund, the Administrators and the Distributor will em-ploy reasonable procedures to confirm that instructions communicated by tele-phone are genuine. The Fund, the Administrators and the Distributor will not be liable for any loss, liability, cost or expense for acting upon telephone in-structions reasonably believed to be genuine in accordance with such proce-dures.

ACCOUNTS WITH LOW BALANCES. The Fund reserves the right to redeem a sharehold-er's account in any Portfolio at any time the net asset value of the account in such Portfolio falls below the required minimum initial investment as the re-sult of a redemption or an exchange request. A shareholder will be notified in writing that the value of the shareholder's account in a Portfolio is less than the required amount and will be allowed 30 days to make additional investments before the redemption is processed.

PAYMENT OF REDEMPTION PROCEEDS. The redemption price for shares is their net asset value per share next determined after the request for redemption is re-ceived in proper form by Compass Capital Funds c/o PFPC, P.O. Box 8907, Wil-mington, Delaware 19899-8907. Proceeds from the redemption of Investor C Shares will be reduced by the amount of any applicable contingent deferred sales charge. Unless another payment option is used as described above, payment for redeemed shares is normally made by check mailed within seven days after ac-ceptance by PFPC of the request and any other necessary documents in proper or-der. Payment may, however, be postponed or the right of redemption suspended as provided by the rules of the SEC. If the shares to be redeemed have been re-cently purchased by check, the Fund's transfer agent may delay the payment of redemption proceeds, which may be a period of up to 15 days after the purchase date, pending a determination that the check has cleared.

The Fund may also suspend the right of redemption or postpone the date of pay-ment upon redemption for such periods as are permitted under the 1940 Act, and may redeem shares involuntarily or make payment for redemption in securities or other property when determined appropriate in light of the Fund's responsibili-ties under the 1940 Act. See "Purchase and Redemption Information" in the Statement of Additional Information for examples of when such redemption might be appropriate.

What Are The Shareholder Features Of The Fund?
--------------------------------------------------------------------------------

COMPASS CAPITAL FUNDS offers shareholders many special features which enable an investor to have greater investment flexibility as well as greater access to information about the Fund throughout the investment period.

Additional information on each of these features is available from PFPC by calling (800) 441-7762 (in Delaware call collect (302) 791-1194).

EXCHANGE PRIVILEGE. Investor C Shares of each Portfolio may be exchanged for Investor C Shares of other portfolios of the Fund which offer that class of shares, based on their respective net asset values.

The exchange of Investor C Shares will not be subject to a CDSC, which will continue to be measured from the date of the original purchase and will not be affected by exchanges.

A shareholder wishing to make an exchange may do so by sending a written re-quest to PFPC at the address given above. Shareholders are automatically pro-vided with telephone exchange privileges when opening an account, unless they indicate on the Application that they do not wish to use this privilege. To add this feature to an existing account that previously did not provide for this option, a Telephone Exchange Authorization Form must be filed with PFPC. This form is available from PFPC. Once this election has been made, the shareholder may simply contact PFPC by telephone at (800) 441-7762 (in Delaware call col-lect (302) 791-1194) to request the exchange. During periods of substantial economic or market change, telephone exchanges may be difficult to complete and shareholders may have to submit exchange requests to PFPC in writing.

If the exchanging shareholder does not currently own shares of the investment portfolio whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain options and broker of record as the account from which shares are exchanged, unless otherwise speci-fied in writing by the shareholder with all signatures guaranteed by an eligi-ble guarantor institution as defined above. In order to participate in the Au-tomatic Investment Program or establish a Systematic Withdrawal Plan for the new account, however, an exchanging shareholder must file a specific written request.

Any share exchange must satisfy the requirements relating to the minimum ini-tial investment requirement, and must be legally available for sale in the state of the investor's residence. For Federal income tax purposes, a share ex-change is a taxable event and, accordingly, a capital gain or loss may be real-ized. Before making an exchange request, shareholders should consult a tax or other financial adviser and should consider the investment objective, policies and restrictions of the investment portfolio into which the shareholder is mak-ing an exchange, as set forth in the applicable Prospectus. Brokers may charge a fee for handling exchanges.

The Fund reserves the right to modify or terminate the exchange privilege at any time. Notice will be given to shareholders of any material modification or termination except where notice is not required.

The Fund reserves the right to reject any telephone exchange request. Telephone exchanges may be subject to limitations as to amount or frequency, and to other restrictions that may be established from time to time to ensure that exchanges do not operate to the disadvantage of any portfolio or its shareholders. The Fund, the Administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund, the Administrators and the Distributor will not be liable for any loss, liabil-ity, cost or expense for acting upon telephone instructions reasonably believed to be genuine. Exchange orders may also be sent by mail to the shareholder's broker or to PFPC at P.O. Box 8907, Wilmington, Delaware 19899-8907.

AUTOMATIC INVESTMENT PLAN ("AIP"). An investor in shares of any Portfolio may arrange for periodic investments in that Portfolio through automatic deductions from a checking or savings account by completing the AIP Application Form which may be obtained from PFPC. The minimum pre-authorized investment amount is $50.

RETIREMENT PLANS. Portfolio shares may be purchased in conjunction with indi-vidual retirement accounts ("IRAs") and rollover IRAs. For further information as to applications and annual fees, contact the Distributor. To determine whether the benefits of an IRA are available and/or appropriate, a shareholder should consult with a tax adviser.

SYSTEMATIC WITHDRAWAL PLAN ("SWP"). The Fund offers a Systematic Withdrawal Plan which may be used by investors who wish to receive regular distributions from their accounts. Upon commencement of the SWP, the account must have a cur-rent value of $10,000 or more in a Portfolio. Shareholders may elect to receive automatic cash payments of $100 or more either monthly, every other month, quarterly, three times a year, semi-annually, or annually. Automatic withdraw-als are normally processed on the 25th day of the applicable month or, if such day is not a Business Day, on the next Business Day and are paid promptly thereafter. An investor may utilize the SWP by completing the SWP Application Form which may be obtained from PFPC.

Shareholders should realize that if withdrawals exceed income dividends their invested principal in the account will be depleted. To participate in the SWP, shareholders must have their dividends automatically reinvested. Shareholders may change or cancel the SWP at any time, upon written notice to PFPC. No con-tingent deferred sales charge will be assessed on redemptions of Investor C Shares made through the SWP that do not exceed 12% of an account's net asset value on an annualized basis. For example, monthly, quarterly and semi-annual SWP redemptions of Investor C Shares will not be subject to the CDSC if they do not exceed 1%, 3% and 6%, respectively, of an account's net asset value on the redemption date. SWP redemptions of Investor C Shares in excess of this limit are still subject to the applicable CDSC.

What Sales Charge And Exemptions Apply To Investor C Shares?
--------------------------------------------------------------------------------

PURCHASES OF INVESTOR C SHARES. Investor C Shares are subject to a deferred sales charge of 1.00% based on the lesser of the offering price or the net as-set value of the Investor C Shares on the redemption date if redeemed within twelve months after purchase.

EXEMPTIONS FROM THE CONTINGENT DEFERRED SALES CHARGE. The contingent deferred sales charge on Investor C Shares is not charged in connection with: (1) ex-changes described in "What Are The Shareholder Features Of The Fund?--Exchange Privilege"; (2) redemptions made in connection with minimum required distribu-tions from IRA, 403(b)(7) and qualified employee benefit plan accounts due to the shareholder reaching age 70 1/2; (3) redemptions in connection with a shareholder's death or disability (as defined in the Internal Revenue Code) subsequent to the purchase of Investor C Shares; (4) involuntary redemptions of Investor C Shares in accounts with low balances as described in "How Are Shares Redeemed?"; and (5) redemptions made pursuant to the Systematic Withdrawal Plan, subject to the limitations set forth above under "What Are The Share-holder Features Of The Fund?--Systematic Withdrawal Plan." In addition, no con-tingent deferred sales charge is charged on Investor C Shares acquired through the reinvestment of dividends or distributions.

When an investor redeems Investor C Shares, the redemption order is processed to minimize the amount of the contingent deferred sales charge that will be charged. Investor C Shares are redeemed first from those shares that are not subject to the deferred sales load (i.e., shares that were acquired through re-investment of dividends or distributions) and after that from the shares that have been held the longest.

How Is Net Asset Value Calculated?
--------------------------------------------------------------------------------

Net asset value is calculated separately for Investor C Shares of each Portfo-lio as of the close of regular trading hours on the NYSE (currently 4:00 p.m. Eastern Time) on each Business Day by dividing the value of all securities and other assets owned by a Portfolio (including, for the Index Equity Portfolio, all of its shares in the Index Master Portfolio) that are allocated to its In-vestor C Shares, less the liabilities charged to its Investor C Shares, by the number of its Investor C Shares that are outstanding. The net asset value per share of the Index Master Portfolio is calculated as of the close of the NYSE by dividing the total market value of its investments and other assets, less any liabilities, by the total outstanding shares of the Index Master Portfolio.

Most securities held by a Portfolio are priced based on their market value as determined by reported sales prices or the mean between their bid and asked prices. Portfolio securities which are primarily traded on foreign securities exchanges are normally valued at the preceding closing values of such securi-ties on their respective exchanges. Securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Board of Trustees or, in the case of the Index Master Portfolio, The DFA Investment Trust Company's Board of Trustees. The amortized cost method of valuation will also be used with respect to debt obligations with sixty days or less remaining to maturity unless a Portfolio's sub-adviser under the supervision of the Board of Trustees determines such method does not represent fair value.

How Frequently Are Dividends And Distributions Made To Investors?
--------------------------------------------------------------------------------

Each Portfolio will distribute substantially all of its net investment income and net realized capital gains, if any, to shareholders. The net investment in-come of each Portfolio is declared quarterly as a dividend to investors who are shareholders of the Portfolio at the close of business on the day of declara-tion. All dividends are paid within ten days after the end of each quarter. Any net realized capital gains (including net short-term capital gains) will be distributed by each Portfolio at least annually. The period for which dividends are payable and the time for payment are subject to change by the Fund's Board of Trustees.

Distributions are reinvested at net asset value in additional full and frac-tional Investor C Shares of the relevant Portfolio, unless a shareholder elects to receive distributions in cash. This election, or any revocation thereof, must be made in writing to PFPC, and will become effective with respect to dis-tributions paid after its receipt by PFPC.

The Index Equity Portfolio seeks its investment objective by investing all of its investable assets in the Index Master Portfolio, and the Index Equity Port-folio is allocated its pro rata share of the ordinary income and expenses of the Index Master Portfolio. This net income, less the Index Equity Portfolio's expenses incurred in operations, is the Index Equity Portfolio's net investment income from which dividends are distributed as described above. The Index Mas-ter Portfolio also allocates to the Index Equity Portfolio its pro rata share of capital gains, if any, realized by the Index Master Portfolio.

How Are Fund Distributions Taxed?
--------------------------------------------------------------------------------

Each Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. If a Portfolio qualifies, it generally will be relieved of Federal income tax on amounts dis-tributed to shareholders, but shareholders, unless otherwise exempt, will pay income or capital gains taxes on distributions (except distributions that are treated as a return of capital), whether the distributions are paid in cash or reinvested in additional shares.

Distributions paid out of a Portfolio's "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), if any, will be taxed to shareholders as long-term capital gain, regardless of the length of time a shareholder holds shares. All other distributions, to the extent taxable, are taxed to shareholders as ordinary income.

Dividends paid by the Portfolios will be eligible for the dividends received deduction allowed to certain corporations only to the extent of the total qual-ifying dividends received by a Portfolio from domestic corporations for a tax-able year. Corporate shareholders will have to take into account the entire amount of any dividend received in making certain adjustments for Federal al-ternative minimum and environmental tax purposes. The dividends received deduc-tion is not available for capital gain distributions.

The Fund will send written notices to shareholders annually regarding the tax status of distributions made by each Portfolio. Dividends declared in October, November or December of any year payable to shareholders of record on a speci-fied date in those months will be deemed to have been received by the share-holders on December 31 of such year, if the dividends are paid during the fol-lowing January.

An investor considering buying shares on or just before a dividend record date should be aware that the amount of the forthcoming dividend payment, although in effect a return of capital, will be taxable.

A taxable gain or loss may be realized by a shareholder upon the redemption, transfer or exchange of shares depending upon their tax basis and their price at the time of redemption, transfer or exchange.

Dividends and certain interest income earned by a Portfolio from foreign secu-rities may be subject to foreign withholding taxes or other taxes. So long as more than 50% of the value of a Portfolio's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Port-folio may elect, for U.S. Federal income tax purposes, to treat certain foreign taxes paid by it, including generally any withholding taxes and other foreign income taxes, as paid by its shareholders. It is possible that the Interna-tional Equity and International Emerging Markets Portfolios will make this election in certain years. If a Portfolio makes the election, the amount of such foreign taxes paid by the Portfolio will be included in its shareholders' income pro rata (in addition to taxable distributions actually received by them), and each shareholder will be entitled either (a) to credit a proportionate amount of such taxes against a shareholder's U.S. Federal income tax liabilities, or (b) if a shareholder itemizes deductions, to deduct such proportionate amounts from U.S. Federal taxable income.

The Index Master Portfolio is classified as a partnership for Federal income tax purposes. As such, the Index Master Portfolio will not be subject to Fed-eral income tax, and the Index Equity Portfolio will be allocated its propor-tionate share of the income and realised and unrealized gains and losses of the Index Master Portfolio.

This is not an exhaustive discussion of applicable tax consequences, and in-vestors may wish to contact their tax advisers concerning investments in the Portfolios. The application of state and local income taxes to investments in the Portfolios may differ from the Federal income tax consequences described above. In addition, shareholders who are non-resident alien individuals, for-eign trusts or estates, foreign corporations or foreign partnerships may be subject to different Federal income tax treatment. Future legislative or admin-istrative changes or court decisions may materially affect the tax consequences of investing in the Portfolios.

How Is The Fund Organized?
--------------------------------------------------------------------------------

The Fund was organized as a Massachusetts business trust on December 22, 1988 and is registered under the 1940 Act as an open-end management investment com-pany. On January 12, 1996 the Fund changed its name from The PNC(R) Fund to Compass Capital Funds SM. The Declaration of Trust authorizes the Board of Trustees to classify and reclassify any unissued shares into one or more clas-ses of shares. Pursuant to this authority, the Trustees have authorized the is-suance of an unlimited number of shares in thirty investment portfolios. Each Portfolio offers five separate classes of shares--Institutional Shares, Service Shares, Investor A Shares, Investor B Shares and Investor C Shares. This pro-spectus relates only to Investor C Shares of the eleven Portfolios described herein. Prior to the date of this prospectus, no Investor C Shares had been sold to the public.

Shares of each class bear their pro rata portion of all operating expenses paid by a Portfolio, except transfer agency fees and amounts payable under the Fund's Distribution and Service Plan. In addition, each class of Investor Shares is sold with different sales charges. Because of these "class expenses" and sales charges, the performance of a Portfolio's Institutional Shares is ex-pected to be higher than the performance of the Portfolio's Service Shares, and the performance of both the Institutional Shares and Service Shares of a Port-folio is expected to be higher than the performance of the Portfolio's three classes of Investor Shares. In addition, the performance of each class of In-vestor Shares may be different. The Fund offers various services and privileges in connection with its Investor Shares that are not generally offered in con-nection with its Institutional and Service Shares, including an automatic in-vestment plan and an automatic withdrawal plan. For further information regard-ing the Fund's Institutional, Service Share classes and the other Investor Share classes, contact PFPC at (800) 441-7762.

Each share of a Portfolio has a par value of $.001, represents an interest in that Portfolio and is entitled to the dividends and distributions earned on that Portfolio's assets that are declared in the discretion of the Board of Trustees. The Fund's shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held, and will vote in the aggregate and not by class, except where otherwise required by law or as determined by the Board of Trustees. The Fund does not currently intend to hold annual meetings of shareholders for the election of trustees (except as required under the 1940 Act). For a further discussion of the voting rights of shareholders, see "Additional Information Concerning Shares" in the Statement of Additional Information.

On       , 1996, PNC Bank held of record approximately   % of the Fund's out-
standing shares, as trustee on behalf of institutional and individual invest-ors, and may be deemed a controlling person of the Fund under the 1940 Act. PNC Bank is a subsidiary of PNC Bank Corp.

MASTER-FEEDER STRUCTURE. The Index Equity Portfolio, unlike many other invest-ment companies which directly acquire and manage their own portfolio of securi-ties, seeks to achieve its investment objective by investing all of its investable assets in the Index Master Portfolio. The

Index Equity Portfolio purchases shares of the Index Master Portfolio at net asset value. The net asset value of the Index Equity Portfolio responds to in-creases and decreases in the value of the Index Master Portfolio's securities and to the expenses of the Index Master Portfolio allocable to the Index Equity Portfolio (as well as its own expenses). The Index Equity Portfolio may with-draw its investment in the Index Master Portfolio at any time upon 30 days no-tice to the Index Master Portfolio if the Board of Trustees of the Fund deter-mines that it is in the best interests of the Index Equity Portfolio to do so. Upon withdrawal, the Board of Trustees would consider what action might be tak-en, including the investment of all of the assets of the Index Equity Portfolio in another pooled investment entity having the same investment objective as the Index Equity Portfolio or the hiring of an investment adviser to manage the In-dex Equity Portfolio's assets in accordance with the investment policies de-scribed above with respect to the Index Equity Portfolio.

The Index Master Portfolio is a separate series of The DFA Investment Trust Company (the "Trust"), which is a business trust created under the laws of the State of Delaware. The Index Equity Portfolio and other institutional investors that may invest in the Index Master Portfolio from time to time (e.g. other in-vestment companies) will each bear a share of all liabilities of the Index Mas-ter Portfolio. Under the Delaware Business Trust Act, shareholders of the Index Master Portfolio have the same limitation of personal liability as shareholders of a Delaware corporation. Accordingly, Fund management believes that neither the Index Equity Portfolio nor its shareholders will be adversely affected by reason of the Index Equity Portfolio's investing in the Index Master Portfolio.

The shares of the Index Master Portfolio are offered to institutional investors in private placements for the purpose of increasing the funds available for in-vestment and achieving economies of scale that might be available at higher as-set levels. The expenses of such other institutional investors and their re-turns may differ from those of the Index Equity Portfolio. While investment in the Index Master Portfolio by other institutional investors offers potential benefits to the Index Master Portfolio (and, indirectly, to the Index Equity Portfolio), economies of scale and related expense reductions might not be achieved. Also, if an institutional investor were to redeem its interest in the Index Master Portfolio, the remaining investors in the Index Master Portfolio could experience higher pro rata operating expenses and correspondingly lower returns. In addition, institutional investors that have a greater pro rata own-ership interest in the Index Master Portfolio than the Index Equity Portfolio could have effective voting control over the operation of the Index Master Portfolio.

Shares in the Index Master Portfolio have equal, non-cumulative voting rights, except as set forth below, with no preferences as to conversion, exchange, div-idends, redemption or any other feature. Shareholders of the Trust have the right to vote only (i) for removal of its trustees, (ii) with respect to such additional matters relating to the Trust as may be required by the applicable provisions of the 1940 Act and (iii) on such other matters as the trustees of the Trust may consider necessary or desirable. In addition, approval of the shareholders of the Trust is required to adopt any amendments to the Agreement and Declaration of Trust of the Trust which would adversely affect to a mate-rial degree the rights and preferences of the shares of the Index Master Port-folio or to increase or decrease their par value. The Index Master

Portfolio's shareholders will also be asked to vote on any proposal to change a fundamental policy (i.e. a policy that may be changed only with the approval of shareholders) of the Index Master Portfolio.

When the Index Equity Portfolio, as a shareholder of the Index Master Portfo-lio, votes on matters pertaining to the Index Master Portfolio, the Index Eq-uity Portfolio, if required under the 1940 Act or other applicable law, would hold a meeting of its shareholders and would cast its votes proportionately as instructed by Index Equity Portfolio shareholders. In such cases, shareholders of the Index Equity Portfolio, in effect, would have the same voting rights they would have as direct shareholders of the Index Master Portfolio.

The investment objective of the Index Master Portfolio may not be changed with-out approval of its shareholders. Shareholders of the Portfolio will receive written notice thirty days prior to the effective date of any change in the in-vestment objective of the Master Portfolio. If the Index Master Portfolio changes its investment objective in a manner which is inconsistent with the in-vestment objective of the Index Equity Portfolio and the Fund's Board of Trust-ees fails to approve a similar change in the investment objective of the Index Equity Portfolio, the Index Equity Portfolio would be forced to withdraw its investment in the Index Master Portfolio and either seek to invest its assets in another registered investment company with the same investment objective as the Index Equity Portfolio, which might not be possible, or retain an invest-ment adviser to manage the Index Equity Portfolio's assets in accordance with its own investment objective, possibly at increased cost. A withdrawal by the Index Equity Portfolio of its investment in the Index Master Portfolio could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to the Index Equity Portfolio. Should such a distribution occur, the Index Equity Portfolio could incur brokerage fees or other transaction costs in converting such securities to cash in order to pay redemptions. In ad-dition, a distribution in kind to the Index Equity Portfolio could result in a less diversified portfolio of investments and could adversely affect the li-quidity of the Portfolio.

The conversion of the Index Equity Portfolio into a feeder fund of the Index Master Portfolio was approved by shareholders of the Index Equity Portfolio at a meeting held on November 30, 1995. The policy of the Index Equity Portfolio, and other similar investment companies, to invest their investable assets in funds such as the Index Master Portfolio is a relatively recent development in the mutual fund industry and, consequently, there is a lack of substantial ex-perience with the operation of this policy. There may also be other investment companies or entities through which you can invest in the Index Master Portfo-lio which may have different sales charges, fees and other expenses which may affect performance. As of the date of this Prospectus, one other feeder fund invests all of its investable assets in the Index Master Portfolio. For infor-mation about other funds that may invest in the Master Index Portfolio, please contact DFA at (310) 395-8005 or contact your broker.

How Is Performance Calculated?
--------------------------------------------------------------------------------
Performance information for Investor C Shares of the Portfolios may be quoted in advertisements and communications to shareholders. Total return will be cal-culated on an average annual total return basis for various periods. Average annual total return reflects the average annual percentage change in value of an investment in Investor C Shares of a Portfolio over the measuring period. Total return may also be calculated on an aggregate total return basis. Aggre-gate total return reflects the total percentage change in value over the mea-suring period. Both methods of calculating total return assume that dividend and capital gain distributions made by a Portfolio with respect to Investor C Shares are reinvested in Investor C Shares, and also reflect the deferred sales load charged by the Portfolio with respect to Investor C Shares. When, however, a Portfolio compares the total return of Investor C Shares to that of other funds or relevant indices, total return may also be computed without reflecting the sales load.

The yield of Investor C Shares of the Balanced Portfolio is computed by divid-ing the net income allocated to Investor C Shares during a 30-day (or one month) period by the net asset value per share on the last day of the period and annualizing the result on a semi-annual basis.

The performance of Investor C Shares may be compared to the performance of other mutual funds with similar investment objectives and to relevant indices, as well as to ratings or rankings prepared by independent services or other fi-nancial or industry publications that monitor the performance of mutual funds. For example, the performance of Investor C Shares may be compared to data pre-pared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Weisenberger Investment Company Service, and to the performance of the Dow Jones Industrial Average, the "stocks, bonds and inflation Index" published an-nually by Ibbotson Associates, the Lipper International Fund Index, the Lehman Government Corporate Bond Index and the Financial Times World Stock Index, as well as the benchmarks attached to this Prospectus. Performance information may also include evaluations of the Portfolios and their Investor C Shares pub-lished by nationally recognized ranking services, and information as reported in financial publications such as Business Week, Fortune, Institutional Invest-or, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature.

In addition to providing performance information that demonstrates the actual yield or return of Investor C Shares of a particular Portfolio, a Portfolio may provide other information demonstrating hypothetical investment returns. This information may include, but is not limited to, illustrating the compounding effects of dividends in a dividend reinvestment plan or the impact of tax-de-ferred investing.

Performance quotations for shares of a Portfolio represent past performance and should not be considered representative of future results. The investment re-turn and principal value of an investment in a Portfolio will fluctuate so that an investor's Investor C Shares, when redeemed, may be worth more or less than their original cost. Since performance will fluctuate, performance data for Investor C Shares of a Portfolio cannot neces-sarily be used to compare an investment in such shares with bank deposits, sav-ings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Performance is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses and market conditions. Any fees charged by brokers or other institutions directly to their customer accounts in connec-tion with investments in Investor C Shares will not be included in the Portfo-lio performance calculations.

How Can I Get More Information?
--------------------------------------------------------------------------------
We believe that it is essential for shareholders to have access to information regarding their investment 24 hours a day, 7 days a week. The COMPASS CAPITAL FUNDS have an investor information line that can provide such access.

In addition to account information, other sources of information regarding each COMPASS CAPITAL Portfolio and its portfolio holdings, strategy and current div-idend and performance levels are available.

By selecting the appropriate source of information as listed below, investors can receive additional information on the COMPASS CAPITAL Portfolios by either using a toll-free number or through electronic access:

For Performance and Portfolio Management Questions dial (800) FUTURE4.

For Information Related to Share Purchases and Redemptions call your investment adviser or COMPASS CAPITAL FUNDS at (800) 441-7762.

For Questions about Shareholder Accounts and Balances held directly at the Fund, call (800) 441-7762.

Information is also available on the Internet through the World Wide Web. Shareholders and investment professionals may access portfolio information, portfolio manager updates and market data by accessing http://www.compassfunds.com.

                                    APPENDIX

    COMPASS CAPITAL            PERFORMANCE
      PORTFOLIO                 BENCHMARK                         DESCRIPTION
Value Equity             Russell 1000 Value Index An index composed of those Russell 1000 securities with less-than-average growth
                                                  orientation. Securities in this index
                                                  generally have low price-to-book and price-
                                                  earnings ratios, higher dividend yields and
                                                  lower forecasted growth values than more
                                                  growth-oriented securities in the Russell
                                                  1000 Growth Index.
Growth Equity            Russell 1000 Growth      The Russell 1000 Growth Index contains
                         Index                    those Russell 1000 securities with a
                                                  greater-than-average growth orientation.
                                                  Companies in this index tend to exhibit
                                                  higher price-to-book and price-earnings
                                                  ratios, lower dividend yields and higher
                                                  forecasted growth values than the Russell
                                                  1000 Value Index.
Small Cap Value          Russell 2000 Index       An index of the smallest 2000 companies in
Equity                                            the Russell 3000 Index, as ranked by total
                                                  market capitalization. The Russell 2000
                                                  Index is widely regarded in the industry to
                                                  accurately capture the universe of small
                                                  cap stocks.
Small Cap                Russell 2000 Growth      An index composed of those Russell 2000
Growth Equity            Index                    securities with a greater-than-average
                                                  growth orientation. Securities in this
                                                  index generally have higher price-to-book
                                                  and price-earnings ratios than those in the
                                                  Russell 2000 Value Index.
Mid-Cap Value            Russell Midcap Value     The Russell Midcap Value Index consists of
Equity                   Index                    the bottom 800 securities of the Russell
                                                  1000 Index with less-than-average growth
                                                  orientation as ranked by total market
                                                  capitalization.
Mid-Cap Growth           Russell Midcap Growth    The Russell Midcap Growth Index consists of
Equity                   Index                    the bottom 800 securities of the Russell
                                                  1000 Index with less-than-average growth
                                                  orientation as ranked by total market
                                                  capitalization.
International            EAFE Index               An index composed of a sample of companies
Equity                                            representative of the market structure of
                                                  20 European and Pacific Basin countries.
                                                  The Index represents the evolution of an
                                                  unmanaged portfolio consisting of all
                                                  domestically listed stocks.

   COMPASS CAPITAL            PERFORMANCE
      PORTFOLIO                BENCHMARK                         DESCRIPTION
International Emerging  MSCI Emerging Markets    The Morgan Stanley Capital International
Markets                 Free Index               (MSCI) Emerging Markets Free Index (EMF) is
                                                 a market capitalization weighted index
                                                 composed of companies representative of the
                                                 market structure of 22 Emerging Market
                                                 countries in Europe, Latin America, and the
                                                 Pacific Basin. The MSCI EMF Index excludes
                                                 closed markets and those shares in
                                                 otherwise free markets which are not
                                                 purchasable by foreigners.
Select Equity           S&P 500 Index            An unmanaged index of 500 selected common
                                                 stocks, most of which are listed on the New
                                                 York Stock Exchange. The Index is heavily
                                                 weighted toward stocks with large market
                                                 capitalizations and represents
                                                 approximately two-thirds of the total
                                                 market value of all domestic common stocks.
Index Equity            S&P 500 Index            An unmanaged index of 500 selected common
                                                 stocks, most of which are listed on the New
                                                 York Stock Exchange. The Index is heavily
                                                 weighted toward stocks with large market
                                                 capitalizations and represents
                                                 approximately two-thirds of the total
                                                 market value of all domestic common stocks.
Balanced                S&P 500 Index            An unmanaged index of 500 selected common
                                                 stocks, most of which are listed on the New
                                                 York Stock Exchange. The Index is heavily
                                                 weighted toward stocks with large market
                                                 capitalizations and represents
                                                 approximately two-thirds of the total
                                                 market value of all domestic common stocks.
                        Salomon Broad Investment An unmanaged index of 3500 bonds. The Broad
                        Grade Index              Investment Grade Index is market
                                                 capitalization weighted and includes
                                                 Treasury, Government sponsored mortgage and
                                                 investment grade fixed rate corporates with
                                                 a maturity of 1 year or longer.

The Compass Capital Funds
--------------------------------------------------------------------------------

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTA-TIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL IN-FORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PRO-SPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                               ----------------


VALUE EQUITY PORTFOLIO

GROWTH EQUITY PORTFOLIO

SMALL CAP VALUE EQUITY PORTFOLIO

SMALL CAP GROWTH EQUITY PORTFOLIO

MID-CAP VALUE EQUITY PORTFOLIO

MID-CAP GROWTH EQUITY PORTFOLIO

INTERNATIONAL EQUITY PORTFOLIO

INTERNATIONAL EMERGING MARKETS PORTFOLIO

SELECT EQUITY PORTFOLIO

INDEX EQUITY PORTFOLIO

BALANCED PORTFOLIO



                                   THE EQUITY
                                   PORTFOLIOS

                               INVESTOR C SHARES



                                   Prospectus

                              January 1, 1997

                           COMPASS CAPITAL FUNDS/SM/
                          (FORMERLY, THE PNC(R) FUND)


                      STATEMENT OF ADDITIONAL INFORMATION

     This Statement of Additional Information provides supplementary information pertaining to shares representing interests in the Money Market, Municipal Money Market, U.S. Treasury Money Market (formerly, the Government Money Market Portfolio), Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market, New Jersey Municipal Money Market, Value Equity, Growth Equity, Index Equity, Small Cap Value Equity, Mid-Cap Value Equity, International Equity, International Emerging Markets, Balanced, Small Cap Growth Equity, Mid-Cap Growth Equity, Select Equity (formerly, the Core Equity Portfolio), Managed Income, Tax-Free Income, Intermediate Government Bond (formerly, the Intermediate Government Portfolio), Ohio Tax-Free Income, Pennsylvania Tax-Free Income, Low Duration Bond (formerly, the Short Government Bond Portfolio), Intermediate Bond (formerly, the Intermediate-Term Bond Portfolio), Government Income, International Bond (formerly, the International Fixed Income Portfolio), New Jersey Tax-Free Income and Core Bond Portfolios (collectively, the "Portfolios") of Compass Capital Funds (the "Fund"). The Money Market, Municipal Money Market, U.S. Treasury Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market and New Jersey Municipal Money Market Portfolios are called "Money Market Portfolios," and the other Portfolios are called "Non-Money Market Portfolios." This Statement of Additional Information is not a prospectus, and should be read only in conjunction with the Prospectuses of the Fund relating to the Portfolios dated January ___, 1997, as amended from time to time (the "Prospectuses"). Prospectuses may be obtained from the Fund's distributor by calling toll-free (800) 441-7379. This Statement of Additional Information is dated January ___, 1997. Capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectuses.

                                    CONTENTS
                                                                    Page
                                                                    ----

Investment Policies...........................................
Trustees and Officers.........................................
Investment Advisory, Administration,
 Distribution and Servicing Arrangements......................
Portfolio Transactions........................................
Purchase and Redemption Information...........................
Valuation of Portfolio Securities.............................
Performance Information.......................................
Taxes.........................................................
Additional Information Concerning Shares......................
Miscellaneous.................................................
Financial Statements..........................................
Appendix A....................................................       A-1


NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS STATEMENT OF ADDITIONAL INFORMATION OR THE PROSPECTUSES IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUSES AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THE PROSPECTUSES DO NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE FUND'S DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                              INVESTMENT POLICIES

          The following supplements information contained in the Prospectuses concerning the Portfolios' investment policies. A description of applicable credit ratings is set forth in Appendix A hereto. Except as indicated, the information below relates only to those Portfolios that are authorized to invest in the instruments or securities described below.


          The Index Equity Portfolio invests all of its investable assets in The U.S. Large Company Series (the "Index Master Portfolio") of The DFA Investment Trust Company (the "Trust"). Accordingly, the following discussion relates to:
(i) the investment policies of all the Portfolios including the Index Equity Portfolio; and (ii) where indicated the investment policies of the Index Master Portfolio.

ADDITIONAL INFORMATION ON INVESTMENT STRATEGY


          The Value Equity, Growth Equity, Mid-Cap Value Equity and Mid-Cap Growth Equity Portfolios will invest primarily in securities of established companies. For this purpose, an established company is one which, together with its predecessors, has at least three years of continuous operating history.


          The Low Duration Bond Portfolio will seek to maintain a duration for its portfolio in a range of +/-20% of the current duration of the Merrill Lynch 1-3 Year Treasury Index. The Government Income Portfolio will seek to maintain an interest rate sensitivity within a range comparable to that of 7 to 10 year U.S. Treasury bonds.

ADDITIONAL INFORMATION ON PORTFOLIO INVESTMENTS.


          REVERSE REPURCHASE AGREEMENTS. Each Portfolio (including the Index Master Portfolio) other than the Municipal Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market and New Jersey Municipal Money Market Portfolios (the "Municipal Money Market Portfolios") may invest in reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by a Portfolio pursuant to a Portfolio's agreement to repurchase the securities at an agreed upon price, date and interest rate. Such agreements are considered to be borrowings under the Investment Company Act of 1940 (the "1940 Act"). While reverse repurchase transactions are outstanding, a Portfolio will maintain in a segregated account liquid assets in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

          VARIABLE AND FLOATING RATE INSTRUMENTS. With respect to purchasable variable and floating rate instruments, the adviser or sub-adviser will consider the earning power, cash flows and liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to a demand feature, will monitor their financial status to meet payment on demand. Such instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for a Portfolio to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that the Portfolio is not entitled to exercise its demand rights, and the Portfolio could, for these or other reasons, suffer a loss with respect to such instruments. In determining average-weighted portfolio maturity, an instrument will be deemed to have a maturity equal to either the period remaining until the next interest rate adjustment or the time the Portfolio involved can recover payment of principal as specified in the instrument, depending on the type of instrument involved.


          MONEY MARKET OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS. Each Portfolio may purchase bank obligations, such as certificates of deposit, bankers' acceptances and time deposits, including instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches for purposes of each Portfolio's investment policies. Investments in short-term bank obligations may include obligations of foreign banks and domestic branches of foreign banks, and also foreign branches of domestic banks.

          The Index Master Portfolio may purchase obligations of U.S. banks and savings and loan associations and dollar-denominated obligations of U.S. subsidiaries and branches of foreign banks, such as certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances. Bank certificates of deposit will only be acquired by the Index Master Portfolio if the bank has assets in excess of $1 billion.

          MORTGAGE-RELATED SECURITIES. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "Pcs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.


          The Managed Income, Intermediate Government, Low Duration Bond, Intermediate Bond, Government Income, International Bond, Core Bond, Tax-Free Income, Pennsylvania Tax-Free Income, New Jersey Tax-Free Income and Ohio Tax-Free Income Portfolios (the "Bond Portfolios") may invest in multiple class pass-through securities, including collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduit ("REMIC") pass-through or participation certificates ("REMIC Certificates"). These multiple class securities may be issued by U.S. Government agencies or instrumentalities, including FNMA and FHLMC, or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs and REMICs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of mortgage loans or mortgage pass-through securities (the "Mortgage Assets"), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Investors may purchase beneficial interests in CMOs and REMICs, which are known as "regular" interests or "residual" interests. The residual in a CMO or REMIC structure generally represents the interest in any excess cash flow remaining after making required payments of principal of and interest on the CMOs or REMICs, as well as the related administrative expenses of the issuer. Residual interests generally are junior to, and may be significantly more volatile than, "regular" CMO and REMIC interests. The Portfolios do not currently intend to purchase residual interests.

          Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.


          The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as "sequential pay" CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

          Additional structures of CMOs or REMIC Certificates include, among others, "parallel pay" CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

          A wide variety of REMIC Certificates may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay REMIC Certificates which generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates (the "PAC Certificates"), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently.
Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying Mortgage Assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes.

          FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA. In addition, FNMA will be obligated to distribute on a timely basis to holders of FNMA REMIC Certificates required installments of principal and interest and to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.


          For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the ultimate payment of principal as payments are required to be made on the underlying mortgage participation certificates ("Pcs"). Pcs represent undivided interests in specified level payment, residential mortgages or participations therein purchased by FHLMC and placed in a PC pool. With respect to principal payments on Pcs, FHLMC generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. FHLMC also guarantees timely payment of principal on certain Pcs, referred to as "Gold Pcs."

          ASSET-BACKED SECURITIES. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.



          In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage-related securities. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities.

          U.S. GOVERNMENT OBLIGATIONS. Examples of the types of U.S. Government obligations which the Portfolios may hold include U.S. Treasury bills, Treasury instruments and Treasury bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, FNMA, GNMA, the General Services Administration, the Student Loan Marketing Association, the Central Bank for Cooperatives, FHLMC, the Federal Intermediate Credit Banks, the Maritime Administration, the International Bank for Reconstruction and Development (the "World Bank"), the Asian-American Development Bank and the Inter-American Development Bank.

          The Index Master Portfolio may purchase (i) debt securities issued by the U.S. Treasury which are direct obligations of the U.S. Government, including bills, notes and bonds, and (ii) obligations issued or guaranteed by U.S. Government-sponsored instrumentalities and federal agencies, including FNMA, Federal Home Loan Bank and the Federal Housing Administration.


          SUPRANATIONAL ORGANIZATION OBLIGATIONS. The Portfolios may purchase debt securities of supranational organizations such as the European Coal and Steel Community, the European Economic Community and the World Bank, which are chartered to promote economic development.


          LEASE OBLIGATIONS. The Portfolios may hold participation certificates in a lease, an installment purchase contract, or a conditional sales contract ("lease obligations").


          The Adviser will monitor the credit standing of each municipal borrower and each entity providing credit support and/or a put option relating to lease obligations. In determining whether a lease obligation is liquid, the Adviser will consider, among other factors, the following: (i) whether the lease can be cancelled; (ii) the degree of assurance that assets represented by the lease could be sold; (iii) the strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics); (iv) the likelihood that the municipality would discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of nonappropriation"); (v) legal recourse in the event of failure to appropriate;
(vi) whether the security is backed by a credit enhancement such as insurance; and (vii) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services other than those covered by the lease obligation.

          The Municipal Money Market, Pennsylvania Municipal Money Market, Ohio Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market and New Jersey Municipal Money Market Portfolios will only invest in lease obligations with puts that (i) may be exercised at par on not more than seven days notice, and (ii) are issued by institutions deemed by the sub-adviser to present minimal credit risks. Such obligations will be considered liquid. However, a number of puts are not exercisable at the time the put would otherwise be exercised if the municipal borrower is not contractually obligated to make payments (e.g., an event of nonappropriation with a "nonappropriation" lease obligation). Under such circumstances, the lease obligation while previously considered liquid would become illiquid, and a Portfolio might lose its entire investment in such obligation.

          Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to a Portfolio, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the net asset value of a Portfolio. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, a Portfolio could experience delays and limitations with respect to the collection of principal and interest on such municipal leases and a Portfolio may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in lease payments, the Fund might take possession of and manage the assets securing the issuer's obligations on such securities, which may increase a Portfolio's operating expenses and adversely affect the net asset value of a Portfolio.
When the lease contains a non-appropriation clause, however, the failure to pay would not be a default and a Portfolio would not have the right to take possession of the assets. Any income derived from a Portfolio's ownership or operation of such assets may not be tax-exempt. In addition, a Portfolio's intention to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, may limit the extent to which a Portfolio may exercise its rights by taking possession of such assets, because as a regulated investment company a Portfolio is subject to certain limitations on its investments and on the nature of its income.

          COMMERCIAL PAPER. The Money Market Portfolios may purchase commercial paper rated in one of the two highest rating categories of a nationally recognized statistical rating organization ("NRSRO"). The Non-Money Market Portfolios, except the Index Master Portfolio, may purchase commercial paper rated (at the time of purchase) "A-1" by S&P or "Prime-1" by Moody's or, when deemed advisable by a Portfolio's adviser or sub-adviser, "high quality" issues rated "A-2" or "Prime-2" by S&P or Moody's, respectively. The Index Master Portfolio may purchase commercial paper rated (at the time of purchase) "A-1" or better by S&P or "Prime-1" by Moody's, or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated "Aaa" by Moody's or "AAA" by S&P, and having a maximum maturity of nine months. These ratings symbols are described in Appendix A.

          Commercial paper purchasable by each Portfolio includes "Section 4(2) paper," a term that includes debt obligations issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) paper is restricted as to disposition under the Federal securities laws, and is frequently sold (and resold) to institutional investors such as the Fund through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. Certain transactions in Section 4(2) paper may qualify for the registration exemption provided in Rule 144A under the Securities Act of 1933.


          REPURCHASE AGREEMENTS. Each Portfolio may invest in repurchase agreements. The repurchase price under the repurchase agreements described in the Prospectuses generally equals the price paid by a Portfolio involved plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on securities underlying the repurchase agreement). The financial institutions with which a Portfolio may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the Portfolio's adviser or sub-adviser. A Portfolio's adviser or sub-adviser will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least the repurchase price (including accrued interest). In addition, the Portfolio's adviser or sub-adviser will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to or greater than the repurchase price (including accrued premium) provided in the repurchase agreement. The accrued premium is the amount specified in the repurchase agreement or the daily amoritization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The Portfolio's adviser or sub-adviser will mark-to-market daily the value of the securities. Securities subject to repurchase agreements will be held by the Fund's custodian (or sub-custodian) in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by the Portfolios under the 1940 Act.


          The Index Master Portfolio may enter into repurchase agreements, but will not enter into a repurchase agreement with a duration of more than seven days if, as a result, more than 10% of the value of its total assets would be so invested. The Index Master Portfolio will also only invest in repurchase agreements with a bank if the bank has at least $1 billion in assets and is approved by the Investment Committee of DFA. DFA will monitor the market value of transferred securities plus any accrued interest thereon so that the value of such securities will at least equal the repurchase price. The securities underlying the repurchase agreements will be limited to U. S. Government and agency obligations described under "U.S. Government Obligations" above.


          INVESTMENT GRADE DEBT OBLIGATIONS. Each of the Money Market Portfolios may invest in securities in the two highest rating categories of NRSROs. The Non-Money Market Portfolios, except the Index Master Portfolio and the Low Duration Bond, Intermediate Government Bond and Government Income Portfolios, may invest in "investment grade securities," which are securities rated in the four highest rating categories of an NRSRO. It should be noted that debt obligations rated in the lowest of the top four ratings (i.e., "Baa" by Moody's or "BBB" by S&P) are considered to have some speculative characteristics and are more sensitive to economic change than higher rated securities.

          The Index Master Portfolio may invest in non-convertible corporate debt securities which are issued by companies whose commercial paper is rated "Prime-1" by Moody's or "A-1" by S&P and dollar-denominated obligations of foreign issuers issued in the U.S. If the issuer's commercial paper is unrated, then the debt security would have to be rated at least "AA" by S&P or "Aa2" by Moody's. If there is neither a commercial paper rating nor a rating of the debt security, then the Index Master Portfolio's investment adviser must determine that the debt security is of comparable quality to equivalent issues of the same issuer rated at least "AA" or "Aa2."


          WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS. The Portfolios may enter into "when-issued" and "forward" commitments, including "TBA" (to be announced) purchase commitments, to purchase or sell securities at a fixed price at a future date. When a Portfolio agrees to purchase securities on this basis, the custodian will set aside liquid assets equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Portfolio may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Portfolio's commitments. It may be expected that the market value of a Portfolio's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Portfolio's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, each Portfolio expects that its forward commitments and commitments to purchase when-issued or TBA securities will not exceed 25% of the value of its total assets absent unusual market conditions.

          If deemed advisable as a matter of investment strategy, a Portfolio may dispose of or renegotiate a commitment after it has been entered into, and may sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date. In these cases the Portfolio may realize a taxable capital gain or loss.

          When a Portfolio engages in when-issued, TBA or forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Portfolio's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

          The market value of the securities underlying a commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of a Portfolio starting on the day the Portfolio agrees to purchase the securities. The Portfolio does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.


          RIGHTS OFFERINGS AND WARRANTS TO PURCHASE. Each equity Portfolio (except the Index Master Portfolio) and the Balanced Portfolio may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that a Portfolio could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights' and warrants' expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. A Portfolio will not invest more than 5% of its net assets, taken at market value, in warrants, or more than 2% of its net assets, taken at market value, in warrants not listed on the New York or American Stock Exchanges. Warrants acquired by a Portfolio in units or attached to other securities are not subject to this restriction.


          FOREIGN CURRENCY TRANSACTIONS. Forward foreign currency exchange contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow a Portfolio to establish a rate of exchange for a future point in time. A Portfolio may use forward foreign currency exchange contracts to hedge against movements in the value of foreign currencies (including the "ECU" used in the European Community) relative to the U.S. dollar in connection with specific portfolio transactions or with respect to portfolio positions. A Portfolio may enter into forward foreign currency exchange contracts when deemed advisable by its adviser or sub-adviser under two circumstances. First, when entering into a contract for the purchase or sale of a security, a Portfolio may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

          Second, when a Portfolio's adviser or sub-adviser anticipates that a particular foreign currency may decline relative to the U.S. dollar or other leading currencies, in order to reduce risk, the Portfolio may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. With respect to any forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines in the value of a particular foreign currency, they also limit potential gains which might result from increases in the value of such currency. A Portfolio will also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.


          A separate account of a Portfolio consisting of liquid assets equal to the amount of the Portfolio's assets that could be required to consummate forward contracts entered into under the second circumstance, as set forth above, will be established with the Fund's custodian. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Portfolio.


          OPTIONS. Options trading is a highly specialized activity which entails greater than ordinary investment risks. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in the underlying securities themselves. A Portfolio will write call options only if they are "covered." In the case of a call option on a security, the option is "covered" if a Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount as are held in a segregated account by its custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Portfolio maintains with its custodian liquid assets equal to the contract value. A call option is also covered if a Portfolio holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Portfolio in liquid assets in a segregated account with its custodian.

          When a Portfolio purchases a put option, the premium paid by it is recorded as an asset of the Portfolio. When a Portfolio writes an option, an amount equal to the net premium (the premium less the commission) received by the Portfolio is included in the liability section of the Portfolio's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the mean between the last bid and asked prices. If an option purchased by a Portfolio expires unexercised the Portfolio realizes a loss equal to the premium paid. If the Portfolio enters into a closing sale transaction on an option purchased by it, the Portfolio will realize a gain if the premium received by the Portfolio on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Portfolio expires on the stipulated expiration date or if the Portfolio enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Portfolio is exercised, the proceeds of the sale will be increased by the net premium originally received and the Portfolio will realize a gain or loss.

          There are several risks associated with transactions in options on securities and indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange ("Exchange") may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

          FUTURES CONTRACTS AND RELATED OPTIONS. Each Non-Money Market Portfolio (including the Index Master Portfolio) may invest in futures contracts and options thereon (interest rate futures contracts or index futures contracts, as applicable). Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Portfolio may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on a Portfolio's ability to effectively hedge.

          Successful use of futures by a Portfolio is also subject to a sub-adviser's ability to correctly predict movements in the direction of the market. For example, if a Portfolio has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Portfolio will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have approximately equal offsetting losses in its futures positions. In addition, in some situations, if a Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

          The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

          Utilization of futures transactions by a Portfolio also involves the risk of loss by a Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has an open position in a futures contract or related option.

          Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

          The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

          STAND-BY COMMITMENTS. Under a stand-by commitment for a Municipal Obligation, a dealer agrees to purchase at the Portfolio's option a specified Municipal Obligation at a specified price. Stand-by commitments for Municipal Obligations may be exercisable by a Portfolio at any time before the maturity of the underlying Municipal Obligations and may be sold, transferred or assigned only with the instruments involved. It is expected that such stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Portfolio may pay for such a stand-by commitment either separately in cash or by paying a higher price for Municipal Obligations which are acquired subject to the commitment for Municipal Obligations (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments for Municipal Obligations held by a Portfolio will not exceed 1/2 of 1% of the value of such Portfolio's total assets calculated immediately after each stand-by commitment is acquired.


          Stand-by commitments will only be entered into with dealers, banks and broker-dealers which, in a sub-adviser's opinion, present minimal credit risks. A Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and not to exercise its rights thereunder for trading purposes. Stand-by commitments will be valued at zero in determining net asset value. Accordingly, where a Portfolio pays directly or indirectly for a stand-by commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by such Portfolio and will be reflected as a realized gain or loss when the commitment is exercised or expires.

          TAX-EXEMPT DERIVATIVES. The Municipal Money Market Portfolios and the Tax-Free Income, Ohio Tax-Free Income, Pennsylvania Tax-Free Income and New Jersey Tax-Free Income Portfolios (collectively, the "Money and Non-Money Market Municipal Portfolios") may hold tax-exempt derivatives which may be in the form of tender option bonds, participations, beneficial interests in a trust, partnership interests or other forms. A number of different structures have been used. For example, interests in long-term fixed-rate municipal debt obligations, held by a bank as trustee or custodian, are coupled with tender option, demand and other features when the tax-exempt derivatives are created. Together, these features entitle the holder of the interest to tender (or put) the underlying municipal debt obligation to a third party at periodic intervals and to receive the principal amount thereof. In some cases, municipal debt obligations are represented by custodial receipts evidencing rights to receive specific future interest payments, principal payments, or both, on the underlying securities held by the custodian. Under such arrangements, the holder of the custodial receipt has the option to tender the underlying securities at their face value to the sponsor (usually a bank or broker dealer or other financial institution), which is paid periodic fees equal to the difference between the securities' fixed coupon rate and the rate that would cause the securities, coupled with the tender option, to trade at par on the date of a rate adjustment. The Money and Non-Money Market Municipal Portfolios may hold tax-exempt derivatives, such as participation interests and custodial receipts, for municipal debt obligations which give the holder the right to receive payment of principal subject to the conditions described above. The Internal Revenue Service has not ruled on whether the interest received on tax-exempt derivatives in the form of participation interests or custodial receipts is tax-exempt, and accordingly, purchases of any such interests or receipts are based on the opinions of counsel to the sponsors of such derivative securities. Neither the Fund nor its investment adviser or sub-advisers will review the proceedings related to the creation of any tax-exempt derivatives or the basis for such opinions.

          SECURITIES LENDING. A Portfolio would continue to accrue interest on loaned securities and would also earn income on investment collateral for such loans. Any cash collateral received by a Portfolio in connection with such loans may be invested in any of the following instruments: (a) obligations issued or guaranteed as to principal and interest by the U.S. Government or agencies or instrumentalities thereof; (b) commercial paper; (c) certificates of deposit; (d) bankers' acceptances; (e) bilateral and triparty repurchase agreements with respect to the securities listed in (a) through (d); (f) bank time deposits issued or guaranteed as to principal and interest by an entity, except a broker/dealer, named on an "approved list" provided by the investment adviser or sub-adviser; (g) shares issued by unaffiliated money market funds; and (h) other high-yielding short-term investments which the adviser or sub-adviser believes give liquidity to pay back the borrower when the loaned securities are returned. In any event, cash collateral shall only be invested in instruments, including repurchase agreements, that mature on or before the maturity date of the applicable lending transaction.

          While the Index Master Portfolio may earn additional income from lending securities, such activity is incidental to the investment objective of the Index Master Portfolio. The value of securities loaned may not exceed 33 1/3% of the value of the

Index Master Portfolio's total assets. In connection with such loans, the Index Master Portfolio will receive collateral consisting of cash or U.S. Government securities, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. In addition, the Index Master Portfolio will be able to terminate the loan at any time, will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. In the event of the bankruptcy of the borrower, the Trust could experience delay in recovering the loaned securities. Management of the Trust believes that this risk can be controlled through careful monitoring procedures.

          YIELDS AND RATINGS. The yields on certain obligations are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody's, Duff & Phelps Credit Co. ("Duff & Phelps"), Fitch Investor Services, Inc. ("Fitch") and S&P represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. Subsequent to its purchase by a Portfolio, a rated security may cease to be rated. A Portfolio's adviser or sub-adviser will consider such an event in determining whether the Portfolio should continue to hold the security.



          INTEREST RATE TRANSACTIONS AND CURRENCY SWAPS. The Bond Portfolios may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending on whether a Portfolio is hedging its assets or its liabilities. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The International Bond Portfolio may also enter into currency swaps, which involve the exchange of the rights of a Portfolio and another party to make or receive payments in specified currencies.

          A Portfolio will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. In contrast, currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency.


          A Portfolio will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each interest rate or currency swap on a daily basis and will deliver an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess to a custodian that satisfies the requirements of the 1940 Act. If the other party to an interest rate swap defaults, a Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to received. Because currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A Portfolio will not enter into any interest rate or currency swap unless the unsecured commercial paper, senior debt or claims paying ability of the other party is rated either "A" or "A-1" or better by S&P, Duff & Phelps or Fitch, or "A" or "P-1" or better by Moody's.

          A Portfolio will enter into currency or interest rate swap, cap and floor transactions only with institutions deemed the creditworthy by the Portfolio's adviser or sub-adviser. If there is a default by the other party to such a transaction, a Portfolio will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations and, accordingly, they are less liquid than swaps.

          INVESTMENT COMPANIES. Each Portfolio, other than the Index Equity Portfolio, currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (i) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Portfolio or by the Fund as a whole.

          SPECIAL CONSIDERATION REGARDING THE OHIO TAX FREE INCOME PORTFOLIO. The Ohio Tax-Free Income Portfolio will not trade its securities for the purpose of seeking profits. For purposes of this policy, the Portfolio may vary its portfolio securities if (i) there has been an adverse change in a security's credit rating or in that of its issuer or in the adviser's or sub-adviser's credit analysis of the security or its issuer; (ii) there has been, in the opinion of the adviser and sub-adviser, a deterioration or anticipated deterioration in general economic or market conditions affecting issuers of Ohio Municipal Obligations, or a change or anticipated change in interest rates;
(iii) adverse changes or anticipated changes in market conditions or economic or other factors temporarily affecting the issuers of one or more portfolio securities make necessary or desirable the sale of such security or securities in anticipation of the Portfolio's repurchase of the same or comparable securities at a later date; or (iv) the adviser or sub-adviser engages in temporary defensive strategies.

          SPECIAL CONSIDERATIONS REGARDING INVESTMENTS IN OHIO MUNICIPAL OBLIGATIONS. The Ohio Tax-Free Money Market and Ohio Tax-Free Income Portfolios (the "Ohio Portfolios") will invest most of their respective net assets in securities issued by or on behalf of (or in certificates of participation in lease-purchase obligations of) the State of Ohio, political subdivisions of the State, or agencies or instrumentalities of the State or its political subdivisions (Ohio Obligations). The Ohio Portfolios are therefore susceptible to general or particular economic, political or regulatory factors that may affect issuers of Ohio Obligations. The following information constitutes only a brief summary of some of the many complex factors that may have an effect.
The information does not apply to "conduit" obligations on which the public issuer itself has no financial responsibility. This information is derived from official statements of certain Ohio issuers published in connection with their issuance of securities and from other publicly available information, and is believed to be accurate. No independent verification has been made of any of the following information.

          Generally, the creditworthiness of Ohio Obligations of local issuers is unrelated to that of obligations of the State itself, and the State has no responsibility to make payments on those local obligations. There may be specific factors that at particular times apply in connection with investment in particular Ohio Obligations or in those obligations of particular Ohio issuers. It is possible that the investment may be in particular Ohio Obligations, or in those of particular issuers, as to which those factors apply. However, the information below is intended only as a general summary, and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer.

          Ohio is the seventh most populous state. The 1990 Census count of 10,847,000 indicated a 0.5% population increase from 1980. The Census estimate for 1994 is 11,102,000.

          While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State's area devoted to farming and approximately 16% of total employment in agribusiness.

          In prior years, the State's overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the 5.5% national figure. However, for the last five years the State rates were below the national rates (4.8% versus 5.6% in 1995). The unemployment rate and its effects vary among geographic areas of the State.

          There can be no assurance that future national, regional or state-wide economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Ohio Obligations held in the Ohio Portfolios or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those Obligations.

          The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its July 1 to June 30 fiscal year (FY) or fiscal biennium in a deficit position. Most State operations are financed through the General Revenue Fund (GRF), for which the personal income and sales-use taxes are the major sources. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending FY balance reduced during less favorable and increased during more favorable economic periods. The State has well-established procedures for, and has timely taken, necessary actions to ensure resource/expenditure balances during less favorable economic periods. Those procedures included general and selected reductions in appropriations spending.

          Key biennium-ending fund balances at June 30, 1989 were $475.1 million in the GRF and $353 million in the Budget Stabilization Fund (BSF, a cash and budgetary management fund). June 30, 1991 ending fund balances were $135.3 million (GRF) and $300 million (BSF).

          The next biennium, 1992-93, presented significant challenges to State finances, successfully addressed. To allow time to resolve certain budget differences, an interim appropriations act was enacted effective July 1, 1991; it included GRF debt service and lease rental appropriations for the entire 1992-93 biennium, while continuing most other appropriations for a month. Pursuant to the general appropriations act for the entire biennium, passed on July 11, 1991, $200 million was transferred from the BSF to the GRF in FY 1992.

          Based on updated results and forecasts in the course of that FY, both in light of a continuing uncertain nationwide economic situation, there was projected, and then timely addressed a FY 1992 imbalance in GRF resources and expenditures. In response, the Governor ordered most State agencies to reduce GRF spending in the last six months of FY 1992 by a total of approximately $184 million; the $100.4 million BSF balance and additional amounts from certain other funds were transferred late in the FY to the GRF; and adjustments were made in the timing of certain tax payments.

          A significant GRF shortfall (approximately $520 million) was then projected for FY 1993. It was addressed by appropriate legislative and administrative actions, including the Governor's ordering $300 million in selected GRF spending reductions and subsequent executive and legislative action (a combination of tax revisions and additional spending reductions). The June 30, 1993 ending GRF fund balance was approximately $111 million, of which, as a first step to BSF replenishment, $21 million was deposited in the BSF.

          None of the spending reductions were applied to appropriations needed for debt service on or lease rentals relating to any State obligations.

          The 1994-95 biennium presented a more affirmative financial picture. Based on June 30, 1994 balances, an additional $260 million was deposited in the BSF. The biennium ended June 30, 1995 with a GRF ending fund balance of $928 million, of which $535.2 million has been transferred into the BSF (which had an April 3, 1996 balance of over $828 million).

          The GRF appropriations act for the current 1995-96 biennium was passed on June 28, 1995 and promptly signed (after selective vetoes) by the Governor. All necessary GRF appropriations for State debt service and lease rental payments then projected for the biennium were included in that act. In accordance with the appropriations act, the significant June 30, 1995 GRF fund balance, after leaving in the GRF an unreserved and undesignated balance of $70 million, was transferred to the BSF and other funds, including school assistance funds and, in anticipation of possible federal program changes, a human services stabilization fund.

          The State's incurrence or assumption of debt without a vote of the people is, with limited exceptions, prohibited by current State constitutional provisions. The State may incur debt, limited in amount to $750,000, to cover casual deficits or failures in revenues or to meet expenses not otherwise provided for. The Constitution expressly precludes the State from assuming the debts of any local government or corporation. (An exception is made in both cases for any debt incurred to repel invasion, suppress insurrection or defend the State in war.)


          By 14 constitutional amendments, the last adopted in 1995, Ohio voters have authorized the incurrence of State debt and the pledge of taxes or excises to its payment. At April 3, 1996, $892 million (excluding certain highway bonds payable primarily from highway use charges) of this debt was outstanding. The only such State debt at that date still authorized to be incurred were portions of the highway bonds, and the following: (a) up to $100 million of obligations for coal research and development may be outstanding at any one time ($39.6 million outstanding); (b) $240 million of obligations authorized for local infrastructure improvements, no more than $120 million of which may be issued in any calendar year ($805.4 million outstanding); and (c) up to $200 million in general obligation bonds for parks, recreation and natural resources purposes which may be outstanding at any one time ($47.2 million outstanding, with no more than $50 million to be issued in any one year).

          The electors approved in November 1995 a constitutional amendment that extends the local infrastructure bond program (authorizing an additional $1.2 billion of State full faith and credit obligations to be issued over 10 years for the purpose), and authorizes additional highway bonds (expected to be payable primarily from highway use receipts). The latter supersedes the prior $500 million highway obligation authorization, and authorizes not more than $1.2 billion to be outstanding at any time and not more than $220 million to be issued in a fiscal year.

          Common resolutions are pending in both houses of the General Assembly that would submit a constitutional amendment relating to certain other aspects of State debt. The proposal would authorize, among other things, the issuance of State general obligation debt for a variety of purposes, with debt service on all State general obligation debt and GRF-supported obligations not to exceed 5% of the preceding fiscal year's GRF expenditures.

          The Constitution also authorizes the issuance of State obligations for certain purposes, the owners of which do not have the right to have excises or taxes levied to pay debt service.

Those special obligations include obligations issued by the Ohio Public Facilities Commission and the Ohio Building Authority, and certain obligations issued by the State Treasurer, $4.8 billion of which was outstanding or awaiting delivery at April 3, 1996.

          A 1990 constitutional amendment authorizes greater State and political subdivision participation (including financing) in the provision of housing. The General Assembly may for that purpose authorize the issuance of State obligations secured by a pledge of all or such portion as it authorizes of State revenues or receipts (but not by a pledge of the State's full faith and credit).

          A 1994 constitutional amendment pledges the full faith and credit and taxing power of the State to meeting certain guarantees under the State's tuition credit program which provides for purchase of tuition credits, for the benefit of State residents, guaranteed to cover a specified amount when applied to the cost of higher education tuition. (A 1965 constitutional provision that authorized student loan guarantees payable from available State moneys has never been implemented, apart from a "guarantee fund" approach funded essentially from program revenues.)

          The House has adopted a resolution that would submit to the electors a constitutional amendment prohibiting the General Assembly from imposing a new tax or increasing an existing tax unless approved by a three-fifths vote of each house or by a majority vote of the electors. It cannot be predicted whether required Senate concurrence will be received.

          State and local agencies issue obligations that are payable from revenues from or relating to certain facilities (but not from taxes). By judicial interpretation, these obligations are not "debt" within constitutional provisions. In general, payment obligations under lease-purchase agreements of Ohio public agencies (in which certificates of participation may be issued) are limited in duration to the agency's fiscal period, and are renewable only upon appropriations being made available for the subsequent fiscal period.

          Local school districts in Ohio receive a major portion (state-wide aggregate approximately 44% in recent years) of their operating moneys from State subsidies, but are dependent on local property taxes, and in 120 districts from voter-authorized income taxes, for significant portions of their budgets. Litigation, similar to that in other states, is pending questioning the constitutionality of Ohio's system of school funding. The trial court concluded that aspects of the system (including basic operating assistance) are unconstitutional, and ordered the State to provide for and fund a system complying with the Ohio Constitution. The State appealed and a court of appeals reversed the trial court's findings for plaintiff districts. The case is now pending on appeal in the Ohio Supreme Court. A small number of the State's 612 local school districts have in any year required special assistance to avoid year-end deficits. A current program provides for school district cash need borrowing directly from commercial lenders, with diversion of State subsidy distributions to repayment if needed. Recent borrowings under this program totalled $94.5 million for 27 districts (including $75 million for one)in FY 1993, $41.1 million for 28 districts in FY 1994, and $71.1 million for 29 districts in FY 1995.

          Ohio's 943 incorporated cities and villages rely primarily on property and municipal income taxes for their operations. With other subdivisions, they also receive local government support and property tax relief moneys distributed by the State. For those few municipalities that on occasion have faced significant financial problems, there are statutory procedures for a joint State/local commission to monitor the municipality's fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. Since inception in 1979, these procedures have been applied to 23 cities and villages; for 19 of them the fiscal situation was resolved and the procedures terminated.

          At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and other local taxing districts. The Constitution has since 1934 limited to 1% of true value in money the amount of the aggregate levy (including a levy for unvoted general obligations) of property taxes by all overlapping subdivisions, without a vote of the electors or a municipal charter provision, and statutes limit the amount of that aggregate levy to 10 mills per $1 of assessed valuation (commonly referred to as the "ten-mill limitation"). Voted general obligations of subdivisions are payable from property taxes that are unlimited as to amount or rate.

          SPECIAL CONSIDERATIONS REGARDING INVESTMENT IN PENNSYLVANIA MUNICIPAL OBLIGATIONS. The concentration of investments in Pennsylvania Municipal Obligations by the Pennsylvania Municipal Money Market and Pennsylvania Tax-Free Income Portfolios raises special investment considerations. In particular, changes in the economic condition and governmental policies of the Commonwealth of Pennsylvania and its municipalities could adversely affect the value of those Portfolios and their portfolio securities. This section briefly describes current economic trends in Pennsylvania.

          Pennsylvania has historically been dependent on heavy industry, although recent declines in the coal, steel and railroad industries have led to diversification of the Commonwealth's economy. Recent sources of economic growth in

Pennsylvania are in the service sector, including trade, medical and health services, education and financial institutions. Agriculture continues to be an important component of the Commonwealth's economic structure, with nearly one-third of the Commonwealth's total land area devoted to cropland, pasture and farm woodlands.

          The population of Pennsylvania experienced a slight increase in the period 1980 through 1990, and has a high proportion of persons 65 or older. The Commonwealth is highly urbanized, with almost 85% of the 1980 census population residing in metropolitan statistical areas. The two largest metropolitan statistical areas, those containing the Cities of Philadelphia and Pittsburgh, together comprise approximately 50% of the Commonwealth's total population.

          The Commonwealth utilizes the fund method of accounting and over 120 funds have been established for purposes of recording receipts and disbursements of the Commonwealth, of which the General Fund is the largest. Most of the Commonwealth's operating and administrative expenses are payable from the General Fund. The major tax sources for the General Fund are the sales tax, the personal income tax and the corporate net income tax. Major expenditures of the Commonwealth include funding for education, public health and welfare, transportation, and economic development.

          The constitution of the Commonwealth provides that operating budget appropriations of the Commonwealth may not exceed the estimated revenues and available surplus in the fiscal year for which funds are appropriated. Annual budgets are enacted for the General Fund (the principal operating fund of the Commonwealth) and for certain special revenue funds which together represent the majority of expenditures of the Commonwealth. Although a negative balance was experienced applying generally accepted accounting principles ("GAAP") in the General Fund for fiscal 1990 and 1991, tax increases and spending decreases have resulted in surpluses the last three years; and as of June 30, 1995, the General Fund has had a surplus of $688.3 million. The deficit in the Commonwealth's unreserved/undesignated funds also has been eliminated, and there was a surplus of $79.2 million as of June 30, 1994.

          Certain litigation is pending against the Commonwealth that could adversely affect the ability of the Commonwealth to pay debt service on its obligations including suits relating to the following matters: (a) the ACLU has filed suit in Federal court demanding additional funding for child welfare services; the Commonwealth settled a similar suit in the Commonwealth Court of Pennsylvania and is seeking the dismissal of the federal suit, inter alia, because of that settlement. After its earlier denial was reversed by the Third Circuit Court of Appeals, the district court granted class certification to the ACLU, and the parties are proceeding with discovery; (b) in 1987, the Supreme Court of Pennsylvania held the statutory scheme for county funding of the judicial system to be in conflict with the constitution of the Commonwealth, but stayed judgment pending enactment by the legislature of funding consistent with the opinion, and the legislature has yet to consider legislation implementing the judgment. In 1992, a new action in mandamus was filed seeking to compel the Commonwealth to comply with the original decision; (c) litigation has been filed in both state and Federal court by an association of rural and small schools and several individual school districts and parents challenging the constitutionality of the Commonwealth's system for funding local school districts --the Federal case has been stayed pending resolution of the state case and the state case is in the pre-trial stage; and (d) both the Commonwealth and the City of Philadelphia are involved in Commonwealth Court cases that may result in their being required to fund remedies for the unintentional racial segregation in the Philadelphia public schools.

          The City of Philadelphia (the "City") has been experiencing severe financial difficulties which has impaired its access to public credit markets and a long-term solution to the City's financial crisis is still being sought. The City experienced a series of General Fund deficits for fiscal years 1988 through 1992. The City has no legal authority to issue deficit reduction bonds on its own behalf, but state legislation has been enacted to create an Intergovernmental Cooperation Authority (the "Authority") to provide fiscal oversight for Pennsylvania cities (primarily Philadelphia) suffering recurring financial difficulties. The Authority is broadly empowered to assist cities in avoiding defaults and eliminating deficits by encouraging the adoption of sound budgetary practices and issuing bonds. In order for the Authority to issue bonds on behalf of the City, the City and the Authority entered into an intergovernmental cooperative agreement providing the Authority with certain oversight powers with respect to the fiscal affairs of the City. Philadelphia currently is operating under a five year plan approved by the Authority on April 17, 1995 with technical amendments officially incorporated on July 18, 1995.
The audited balance of the City's General Fund as of June 30, 1995 was $80.5 million.

          The Authority's power to issue further bonds to finance capital projects or deficit expired on December 31, 1994. The Authority may continue to issue debt to finance a cash flow deficit until December 31, 1996, and its ability to refund outstanding bonds is unrestricted. The Authority had $1,237.5 million in special revenue bonds outstanding as of December 31, 1995.

          Most recently, Moody's has rated the long-term general obligation bonds of the Commonwealth "A1," and Standard & Poor's has rated such bonds "AA-
 ." There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bonds issues may not be adversely affected by changes in economic or political conditions.

          SPECIAL CONSIDERATIONS REGARDING INVESTMENT IN NORTH CAROLINA MUNICIPAL OBLIGATIONS. The concentration of investments in North Carolina Municipal Obligations by the North Carolina Municipal Money Market Portfolio raises special investment considerations. In particular, changes in the economic condition and governmental policies of North Carolina and its political subdivisions, agencies, instrumentalities, and authorities could adversely affect the value of the Portfolio and its portfolio securities. This section briefly describes current economic trends in North Carolina.

          The State of North Carolina has two major operating funds: the General Fund and the Highway Fund. In addition, the 1989 General Assembly created the Highway Trust Fund to provide funding for a major highway construction program. North Carolina derives most of its revenue from taxes, including individual income tax, corporation income tax, sales and use taxes, corporation franchise tax, alcoholic beverage tax, insurance tax, inheritance tax, tobacco products tax, and soft drink tax. North Carolina receives other non-tax revenues which are also deposited in the General Fund. The most important are Federal funds collected by North Carolina agencies, university fees and tuition, interest earned by the North Carolina Treasurer on investments of General Fund moneys and revenues from the judicial branch. The proceeds from the motor fuel tax, highway use tax and motor vehicle license tax are deposited in the Highway Fund and the Highway Trust Fund.

          During the 1989-92 budget years, growth of North Carolina tax revenues slowed considerably, requiring tax increases and budget adjustments, including hiring freezes and restrictions, spending constraints, changes in timing and certain collections and payments, and other short-term budget adjustments necessary to comply with North Carolina's constitutional mandate for a balanced budget. Many areas of North Carolina government were affected. Reductions in capital spending, local government aid, and the use of the budget stabilization reserve, combined with other budget adjustments, brought the budget into balance. Tax increases in the fiscal 1992 budget included a $.01 increase in the North Carolina sales tax and increases in the personal and corporate income tax rates, as well as increases in the tax on cigarettes and alcohol, among other items.

          Fiscal year 1992 ended with a positive fund balance of approximately $164.8 million. By law, $41.2 million of such positive fund balance was required to be reserved in the General Fund of North Carolina as part of a "Savings Reserve," leaving an unrestricted General Fund balance at June 30, 1992 of $123.6 million. Fiscal year 1993 ended with a positive General Fund balance of approximately $537.3 million. Of this amount, $134.3 million was reserved in the Savings Reserve and $57 million was reserved in a Reserve for Repair and Renovation of State Facilities, leaving an unrestricted General Fund balance at June 30, 1993 of $346 million. Fiscal year 1994 ended with a positive General Fund balance of approximately $444.7 million. An additional $178 million was available from a reserved fund balance. Of this aggregate amount, $155.7 million was reserved in the Savings Reserve (bringing the total reserve to $210.6 million after prior withdrawals) and $60 million was reserved in the Reserve for Repair and Renovation of State Facilities (bringing the total reserve to $60 million after prior withdrawals), leaving an unrestricted General Fund balance at June 30, 1994 of $407 million. Fiscal year 1995 ended with a positive General Fund balance of approximately $343.4 million on an unaudited basis and $3.1 million on an audited basis, after an accounting charge of $340.3 million to the beginning fund balance to reflect the impact of the implementation for fiscal 1995 of GASB Statement No. 22, Accounting for Taxpayer-Assessed Tax Revenues in Governmental Funds. For fiscal year 1995, $146.3 million was reserved in the Savings Reserve (bringing the total reserve to $423.6 million after prior contributions) and $146.3 million was reserved in the Reserve for Repair and Renovation of State Facilities (bringing the total reserve to $146.3 million after prior withdrawals), leaving an unrestricted General Fund balance at June 30, 1995 of $292.6 million.

          The foregoing results are presented on a budgetary basis. Accounting principles applied to develop data on a budgetary basis differ significantly from those principles used to present financial statements in conformity with generally accepted accounting principles (GAAP). Based on a modified accrual basis (GAAP), the General Fund balance at June 30, 1993, 1994, and 1995 was $681.5 million, $900.6 million, and $1,024.6 million, respectively. The foregoing amounts for fiscal years 1994 and 1995 reflect adjustments for GASB Statement No. 22 adopted by the State during fiscal 1995.

          The 1995-97 biennium budget adopted by the General Assembly authorized continuation funding from the General Fund of $9,512 million for fiscal 1996 and $9,763 million for fiscal 1997. Expansion funds of $280 million for fiscal 1996 were approved, along with capital improvements of $114 million for such fiscal year. For fiscal 1997, $267 million of expansion funds were approved, along with $157 million of capital improvements. Tax reductions of approximately $363 million for fiscal 1996 and $400 million for fiscal 1997 were authorized, principally through the repeal of North Carolina's intangible personal property tax and reductions in North Carolina's unemployment and personal income taxes. The General Assembly also took several measures that benefitted North Carolina's Department of Corrections, including a reservation of $33 million to build new prison beds. State workers generally received a 2% pay increase. The General Assembly also passed a package of tort reform bills that included a cap on punitive damage awards.

          The North Carolina budget is based upon a number of existing and assumed State and non-State factors, including State and national economic conditions, international activity, Federal government policies and legislation and the activities of the State's General Assembly. Such factors are subject to change which may be material and affect the budget. The Congress of the United States is considering a number of matters affecting the federal government's relationship with State governments that, if enacted into law, could affect fiscal and economic policies of the States, including North Carolina.

          During recent years North Carolina has moved from an agricultural to a service and goods producing economy. According to the North Carolina Employment Security Commission (the "Commission"), in November 1994, North Carolina ranked ninth among the states in non-agricultural employment and eighth in manufacturing employment. The Commission estimated North Carolina's seasonally adjusted unemployment rate in March 1996 to be 4.4% of the labor force, as compared with an unemployment rate of 5.6% nationwide.

          The following are certain cases pending in which the State of North Carolina faces the risk of either a loss of revenue or an unanticipated expenditure which, in the opinion of the North Carolina Department of State Treasurer, would not materially adversely affect the State's ability to meet its financial obligations:

          1. Swanson v. State of North Carolina -- State Tax Refunds - Federal Retirees. In Davis v. Michigan (1989), the United States Supreme Court ruled
              -----------------
that a Michigan income tax statute which taxed federal retirement benefits while exempting those paid by state and local governments violated the constitutional doctrine of intergovernmental tax immunity. At the time of the Davis decision,
                                                                -----
North Carolina law contained similar exemptions in favor of state and local retirees. Those exemptions were repealed prospectively, beginning with the 1989 tax year. All public pension and retirement benefits are now entitled to a $4,000 annual exclusion.

          Following Davis, federal retirees filed a class action suit in federal
                    -----
court in 1989 seeking damages equal to the North Carolina income tax paid on federal retirement income by the class members. A companion suit was filed in state court in

1990. The complaints alleged that the amount in controversy exceeded $140 million. The North Carolina Department of Revenue estimate of refunds and interest liability is $280.89 million as of June 30, 1994. In 1991, the North Carolina Supreme Court ruled in favor of the State in the state court action, concluding that Davis could only be applied prospectively and that the
                        -----
taxes collected from the federal retirees were thus not improperly collected.
In 1993, the United States Supreme Court vacated that decision and remanded the case back to the North Carolina Supreme Court. The North Carolina Supreme Court then ruled in favor of the State on the grounds that the federal retirees had failed to comply with state procedures for challenging unconstitutional taxes. Plaintiffs petitioned the United States Supreme Court for review of that decision, and the United States Supreme Court denied that petition. The United States District Court ruled in favor of the defendants in the companion federal case, and a petition for reconsideration was denied. Plaintiffs appealed to the United States Court of Appeals, which concurred with the lower court's ruling. The United States Supreme Court rejected an appeal, ruling that the lawsuit was a state matter, leaving the North Carolina Supreme Court's ruling in force.

          An additional lawsuit was filed in 1995 in State Court by federal pensioners to recover State income taxes paid on federal retirement benefits. This case grew out of a claim by federal pensioners in the original federal court case in Swanson. In the new lawsuit, the plaintiffs allege that when the
              -------
State granted an increase in retirement benefits to State retirees in the same legislation that equalized tax treatment between state and federal retirees, the increased benefits to State retirees constituted an indirect violation of Davis.
                                                                          -----
The lawsuit seeks a refund of taxes paid by federal retirees on federal retirement benefits received in the years 1989 through 1993 and refunds or monetary relief sufficient to equalize the alleged on-going discriminatory treatment for those years. Potential refunds exceed $300 million. This case has been suspended pending final judgment in Bailey (discussed below), and no
                                             ------
court date has been set. The North Carolina Attorney General believes that sound legal authority and arguments support the denial of this claim.

          2. Bailey v. State of North Carolina -- State Tax Refunds - State Retirees. State and local governmental retirees filed a class action suit in 1990 as a result of the repeal of the income tax exemptions for state and local government retirement benefits. The original suit was dismissed after the North Carolina Supreme Court ruled in 1991 that the plaintiffs had failed to comply with state law requirements for challenging unconstitutional taxes and the United States Supreme Court denied review. In 1992, many of the same plaintiffs filed a new lawsuit alleging essentially the same claims, including breach of contract, unconstitutional impairment of contract rights by the State in taxing benefits that were allegedly promised to be tax-exempt and violation of several state constitutional provisions. On May 31, 1995 the Superior Court issued an order ruling in favor of the plaintiffs. Under the terms of the order, the Superior Court found that the act of the General Assembly that repealed the tax exemption on State and local government retirement benefits is null, void, and unenforceable and that retirement benefits which were vested before August 1989 are exempt from taxation. The North Carolina Attorney General has appealed this order.

          The North Carolina Attorney General's office estimates that the amount in controversy is approximately $40-$45 million annually for the tax years 1989 through 1991. In addition, it is anticipated that the decision reached in this case will govern the resolution of tax refund claims made by retired state and local government employees for taxes paid on retirement benefit income for tax years after 1991. Furthermore, if the order of the Superior Court is upheld, its provisions would apply prospectively to prevent future taxation of State and local government retirement benefits that were vested before August 1989.

          3. Fulton Corp. v. Justus. The State's intangible personal property tax levied on certain shares of stock has been challenged by the plaintiff on grounds that it violates the United States Constitution Commerce Clause by discriminating against stock issued by corporations that do all or part of their business outside the State. The plaintiff in the action is a North Carolina corporation that does all or part of its business outside the State. The plaintiff seeks to invalidate the tax in its entirety and to recover tax paid on the value of its shares in other corporations. The North Carolina Court of Appeals invalidated the taxable percentage deduction and excised it from the statute beginning with the 1994 tax year. The effect of this ruling was to increase collections by rendering all stock taxable on 100% of its value. The State and the plaintiff sought further appellate review. On December 9, 1994, the North Carolina Supreme Court ruled in favor of the State, reversing the decision of the Court of Appeals and upholding the tax on intangible personal property. In 1996 the United States Supreme Court reversed, ruled in the plaintiff's favor that the tax was discriminatory, and ordered the case back to the State Court for a ruling on the appropriate remedy. It is anticipated that the State Court will order the State to pay refunds aggregating between $130 million and $140 million, including interest, although other alternative remedies are possible. In April 1995, the North Carolina General Assembly repealed the State's intangible personal property tax, effective for taxable years beginning on or after January 1, 1995.

          In October 1993, the State issued a total of $194.7 million general obligation bonds (consisting of $87.5 million Prison and

Youth Services Facilities Bonds, $61 million Public Improvement Refunding Bonds, $30.2 million Highway Refunding Bonds, and $16 million Clean Water Refunding Bonds). An additional $67.5 million general obligation bonds (Prison and Youth Services Facilities Bonds) were issued in November, 1993. On November 2, 1993, a total of $740 million general obligation bonds (consisting of $310 million University Improvement Bonds, $250 million Community College Bonds, $145 million Clean Water Bonds, and $35 million State Parks Bonds) were approved by the voters of the State. Pursuant to this authorization, the State issued $400 million general obligation bonds (Capital Improvement Bonds) in January, 1994. The proceeds of these Capital Improvement Bonds may be used for any purpose for which the proceeds of the University Improvement Bonds, Community College Bonds, and State Parks Bonds may be used (none of such proceeds may be used for Clean Water purposes). An additional $60 million general obligation bonds (Clean Water Bonds) were issued in September and October, 1994. The remaining $85 million general obligation bonds (Clean Water Bonds) were issued in June and July, 1995. The offering of the remaining $195 million of these authorized bonds is anticipated to occur over the next two years.

          Currently, Moody's, S&P and Fitch rate North Carolina general obligation bonds "Aaa," "AAA," and "AAA," respectively. See Appendix A.

          SPECIAL CONSIDERATIONS REGARDING INVESTMENT IN VIRGINIA MUNICIPAL OBLIGATIONS. The Virginia Municipal Money Market Portfolio will invest primarily in Virginia Municipal Obligations. For this reason, the Portfolio is affected by political, economic, regulatory or other developments that constrain the taxing, revenue-collecting and spending authority of Virginia issuers or otherwise affect the ability of Virginia issuers to pay interest, principal or any premium. The following information constitutes only a brief summary of certain of these developments and does not purport to be a complete description of them. The information has been obtained from recent fiscal statements prepared by the Commonwealth of Virginia relating to its securities and no independent investigation has been undertaken to verify its accuracy. Moreover, the information relates only to the state itself and not to the numerous special purpose or local government units whose issues may also be held by the Portfolio. The credits represented by such issues may be affected by a wide variety of local factors or structuring concerns and no disclosure is made here relating to such matters.

          The rate of economic growth in the Commonwealth of Virginia has increased steadily over the past decade. Per capita income in Virginia has been consistently above national levels during that time. The services sector in Virginia generates the largest number of jobs, followed by wholesale and retail trade, state and local government and manufacturing. Because of Northern

Virginia, with its proximity to Washington, D.C. and Hampton Roads, which has the nation's largest concentration of military installations, the Federal government has a greater economic impact on Virginia relative to its size than any state other than Alaska and Hawaii. It is unclear what effect the current efforts by the Federal government to restructure the defense budget will have on long-term economic conditions in Virginia.

          According to statistics published by the U.S. Department of Labor, Virginia typically has one of the lowest unemployment rates in the nation. This is generally attributed to the balance among the various sectors represented in the economy. Virginia is one of twenty states with a right-to-work law and is generally regarded as having a favorable business climate marked by few strikes or work stoppages. Virginia is also one of the least unionized among the industrialized states.

          Virginia's state government operates on a two-year budget. The Constitution vests the ultimate responsibility and authority for levying taxes and appropriating revenue in the General Assembly, but the Governor has broad authority to manage the budgetary process. Once an appropriation act becomes law, revenue collections and expenditures are constantly monitored by the Governor, assisted by the Secretary of Finance and the Department of Planning and Budget, to ensure that a balanced budget is maintained. If projected revenue collections fall below amounts appropriated at any time, the Governor must reduce expenditures and withhold allotments of appropriations (other than for debt service and other specified purposes) to restore balance. An amendment to the Constitution, effective January 1, 1993, established a Revenue Stabilization Fund. This Fund is used to offset a portion of anticipated shortfalls in revenues in years when appropriations based on initial forecasts exceed expected revenues in any subsequent forecast. The Revenue Stabilization Fund consists of an amount not to exceed 10 percent of the Commonwealth's average annual tax revenues derived from taxes on income and retail sales for the three preceding fiscal years.

          General Fund revenues are principally composed of direct taxes. In recent fiscal years, most of the total tax revenues have been derived from five major taxes imposed by the Commonwealth on individual and fiduciary income, sales and use, corporate income, public services corporations and premiums of insurance companies.

          In September 1991, the Debt Capacity Advisory Committee was created by the Governor through an executive order. The committee is charged with annually estimating the amount of tax-supported debt that may prudently be authorized consistent with the financial goals, capital needs and policies of the Commonwealth. The committee reviews the outstanding debt of all agencies, institutions, boards and authorities of the Commonwealth for which the Commonwealth has either a direct or indirect pledge of tax revenues or moral obligation.

          The Constitution of Virginia prohibits the creation of debt by or on behalf of the Commonwealth that is backed by the Commonwealth's full faith and credit, except as provided in Section 9 of Article X. Section 9 of Article X contains several different provisions for the issuance of general obligation and other debt, and the Commonwealth is well within its limit for each:

          Section 9(a)(2) provides that the General Assembly may incur general obligation debt to meet certain types of emergencies, subject to limitations on amount and duration; to meet casual deficits in the revenue or in anticipation of the collection of revenues of the Commonwealth; and to redeem a previous debt obligation of the Commonwealth. Total indebtedness issued pursuant to this Section may not exceed 30 percent of an amount equal to 1.15 times the annual tax revenues derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts for the preceding fiscal year.

          Section 9(b) provides that the General Assembly may authorize the creation of general obligation debt for capital projects. Such debt is required to be authorized by an affirmative vote of a majority of each house of the General Assembly and approved in a statewide election. The outstanding amount of such debt is limited to an amount equal to 1.15 times the average annual tax revenues derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts for the three preceding fiscal years less the total amount of bonds outstanding. The amount of 9(b) debt that may be authorized in any single fiscal year is limited to 25 percent of the limit on all 9(b) debt less the amount of 9(b) debt authorized in the current and prior three fiscal years.

          Section 9(c) provides that the General Assembly may authorize the creation of general obligation debt for revenue-producing capital projects (so-called "double-barrel" debt). Such debt is required to be authorized by an affirmative vote of two-thirds of each house of the General Assembly and approved by the Governor. The Governor must certify before the enactment of the authorizing legislation and again before the issuance of the debt that the net revenues pledged are expected to be sufficient to pay principal of and interest on the debt. The outstanding amount of 9(c) debt is limited to an amount equal to 1.15 times the average annual tax revenues derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts for the three preceding fiscal years. While the debt limits under Sections 9(b) and 9(c) are each calculated as the same percentage of the same average tax revenues, these debt limits are separately computed and apply separately to each type of debt.

          Article X further provides in Section 9(d) that the restrictions of
Section 9 are not applicable to any obligation incurred by the Commonwealth or any of its institutions, agencies or authorities if the full faith and credit of the Commonwealth is not pledged or committed to the payment of such obligation. There are currently outstanding various types of such 9(d) revenue bonds. Certain of these bonds, however, are paid in part or in whole from revenues received as appropriations by the General Assembly from general tax revenues, while others are paid solely from revenues of the applicable project. The debt repayments of the Virginia Public Building Authority, the Virginia Port Authority, the Virginia College Building Authority Equipment Leasing Program and The Innovative Technology Authority are supported in large part by General Fund appropriations.

          The Commonwealth Transportation Board ("CTB") is a substantial issue of bonds for highway projects. These bonds are secured by and payable from funds appropriated by the General Assembly from the Transportation Trust Fund for such purpose. The Transportation Trust Fund was established by the General Assembly in 1986 as a special non-reverting fund administered and allocated by the Transportation Board to provide increased funding for construction, capital and other needs of state highways, airports, mass transportation and ports. The Virginia Port Authority has also issued bonds which are secured by a portion of the Transportation Trust Fund.

          Virginia is involved in numerous leases that are subject to appropriation of funding by the General Assembly. Virginia also finances the acquisition of certain personal property and equipment through installment purchase agreements.

          Bonds issued by the Virginia Housing Development Authority, the Virginia Resources Authority and the Virginia Public School Authority are designed to be self-supporting from their individual loan programs. A portion of the Virginia Housing Development Authority and Virginia Public School Authority bonds and all of the Virginia Resources Authority bonds are secured in part by a moral obligation pledge of the Commonwealth. Should the need arise, the Commonwealth may consider funding deficiencies in the respective debt service reserves for such moral obligation debt. To date, none of these authorities has advised the Commonwealth that any such deficiencies exist.

          Local government in the Commonwealth is comprised of 95 counties, 41 incorporated cities, and 188 incorporated towns. The Commonwealth is unique among the several states in that cities and counties are independent, and their land areas do not overlap. The largest expenditure by local governments in the

Commonwealth are for education, but local governments also provide other services such as water and sewer, police and fire protection and recreational facilities. The Virginia Constitution imposes numerous restrictions on local indebtedness, affecting both its incurrence and amount.

          In Davis v. Michigan (decided March 28, 1989), the United States Supreme Court ruled unconstitutional states' exempting from state income tax the retirement benefits paid by the state or local governments without exempting retirement benefits paid by the Federal government. At that time, Virginia exempted state and local retirement benefits but not Federal retirement benefits. At a Special Session held in April 1989, the General Assembly repealed the exemption of state and local retirement benefits. Following Davis, at least five suits, some with multiple plaintiffs, for refunds of Virginia income taxes, were filed by Federal retirees. These suits were consolidated under the name of Harper v. Virginia Department of Taxation.

          In a Special Session, the Virginia General Assembly on July 9, 1994, passed emergency legislation to provide payments to Federal retirees in a settlement of the retirees' claims as a result of Davis. The settlement payments are to be made over a five-year period, commencing March 31, 1995. The total amount of authorized appropriations for the settlement is $340 million (payable to participating retirees in installments of $60 million on March 31, 1995, and $70 million on each succeeding March 31 through March 31, 1999, subject to appropriation by the General Assembly).

          On September 15, 1995, the Virginia Supreme Court rendered its decision in Harper, reversing the judgment of the trial court, entering final
            ------
judgment in favor of the plaintiff retirees who elected not to settle, and dictating that the amounts unlawfully collected be refunded with statutory interest. The total cost to Virginia of the settlement and judgment will be approximately $394.9 million, of which approximately $203.2 million has been paid.

          Most recently, Moody's has rated the long-term general obligation bonds of the Commonwealth Aaa, and Standard & Poor's has rated such bonds AAA. There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues may not be adversely affected by changes in economic or political conditions.

          SPECIAL CONSIDERATIONS REGARDING INVESTMENT IN NEW JERSEY MUNICIPAL OBLIGATIONS. The State of New Jersey and its political subdivisions, agencies and public authorities are authorized to issue two general classes of indebtedness: general obligation bonds and revenue bonds. Both classes of bonds may be included in the New Jersey Municipal Money Market and New Jersey Tax-Free

Income Portfolios. The repayment of principal and interest on general obligation bonds is secured by the full faith and credit of the issuer, backed by the issuer's taxing authority, without recourse to any special project or source of revenue. Special obligation or revenue bonds may be repaid only from revenues received in connection with the project for which the bonds are issued, special excise taxes, or other special revenue sources and generally are issued by entities without taxing power. Neither the State of New Jersey nor any of its subdivisions is liable for the repayment of principal or interest on revenue bonds except to the extent stated in the preceding sentences.

          General obligation bonds of the State are repaid from revenues obtained through the State's general taxing authority. An inability to increase taxes may adversely affect the State's ability to authorize or repay debt.

          Public authorities, private non-profit corporations, agencies and similar entities of New Jersey ("Authorities") are established for a variety of beneficial purposes, including economic development, housing and mortgage financing, health care facilities and public transportation. The Authorities are not operating entities of the State of New Jersey, but are separate legal entities that are managed independently. The State oversees the Authorities by appointing the governing boards, designating management, and by significantly influencing operations. The Authorities are not subject to New Jersey constitutional restrictions on the incurrence of debt, applicable to the State of New Jersey itself, and may issue special obligation or private activity bonds in legislatively authorized amounts.

          An absence or reduction of revenue will affect a bond-issuing Authority's ability to repay debt on special obligation bonds and no assurance can be given that sufficient revenues will be obtained to make such payments, although in some instances repayment may be guaranteed or otherwise secured.

          Various Authorities have issued bonds for the construction of health care facilities, transportation facilities, office buildings and related facilities, housing facilities, pollution control facilities, water and sewage facilities and power and electric facilities. Each of these facilities may incur different difficulties in meeting its debt repayment obligations. Hospital facilities, for example, are subject to changes in Medicare and Medicaid reimbursement regulations, attempts by Federal and state legislatures to limit the costs of health care and management's ability to complete construction projects on a timely basis as well as to maintain projected rates of occupancy and utilization. At any given time, there are several proposals pending on a Federal and state level concerning health care which may further affect a hospital's debt service obligation.

          Housing facilities may be subject to increases in operating costs, management's ability to maintain occupancy levels, rent restrictions and availability of Federal or state subsidies, while power and electric facilities may be subject to increased costs resulting from environmental restrictions, fluctuations in fuel costs, delays in licensing procedures and the general regulatory framework in which these facilities operate. All of these entities are constructed and operated under rigid regulatory guidelines.

          Some entities which financed facilities with proceeds of private activity bonds issued by the New Jersey Economic Development Authority, a major issuer of special obligation bonds, have defaulted on their debt service obligations. Because these special obligation bonds were repayable only from revenue received from the specific projects which they funded, the New Jersey Economic Development Authority was unable to repay the debt service to bondholders for such facilities. Each issue of special obligation bonds, however, depends on its own revenue for repayment, and thus these defaults should not affect the ability of the New Jersey Economic Development Authority to repay obligations on other bonds that it issues in the future.

          The State has, in the past, experienced a period of substantial economic growth with unemployment levels below the national average. Recently, however, the state has experienced an economic slowdown, and its unemployment rate has risen to the extent the State has lost its relative advantage over the nation. To the extent that any adverse conditions exist in the future which affect the obligor's ability to repay debt, the value of the Portfolio may be immediately and substantially affected.

          The following are cases presently pending or threatened in which the State has a potential for either a significant loss or revenue or a significant unanticipated expenditure: (i) several labor unions have challenged 1994 legislation that caused changes to the State's funding of several public employee pension funds and resulted in significant ongoing annual savings to the State; the Court of Appeals for the Third Circuit has upheld the federal district court's decision to grant summary judgment on some of the plaintiffs' claims and to deny summary judgment on the remainder; (ii) the New Jersey Hospital Association and certain hospitals have challenged the adequacy of Medicaid reimbursement for hospital services; the Court of Appeals for the Third Circuit has affirmed denial of the plaintiffs' application for a preliminary injunction; (iii) various hospitals have challenged the calculation of the hospital assessment authorized by the Health Care Reform Act of 1992; the case has been remanded by the Appellate Division to the Department of Health, which held a hearing on August 30, 1995, and a determination is now pending; (iv) the County of Passaic and other parties have filed suit alleging the State and the New Jersey Department of Environmental

Protection violated a 1984 consent order concerning the construction of a resource recovery facility in that county; the plaintiffs have appealed the trial court's grant of summary judgment to the defendants; (v) Robert E. Brennan has sued two members of the New Jersey Bureau of Securities asserting numerous violations of his rights and abuse of state power; he has appealed the trial court's grant of summary judgment to the defendants; (vi) several cases filed in the State courts challenge the basis on which recoveries of certain costs for residents in State psychiatric hospitals and other facilities are shared between the State Department of Human Services and the State's county governments and certain counties are seeking the recovery from the Department of costs they have incurred for the maintenance of such residents; most of those cases are now pending before the Appellate Division; (vii) a coalition of churches and church leaders in Hudson County have filed suits asserting the State-owned Liberty State Park in Jersey City violates environmental standards and seeking injunctive and monetary relief; (viii) Waste Management of Pennsylvania, Inc. and an affiliate have filed suit alleging their constitutional rights were violated by the State's issuance of two emergency redirection orders and a draft permit; and (ix) representatives of the trucking industry have filed a constitutional challenge to annual hazardous and solid waste licensure renewal fees, seeking a declaratory judgment, injunctive relief, a refund of past fees and attorneys fees; they are seeking class certification of their action.

          Although the Portfolio generally intends to invest its assets primarily in New Jersey Municipal Obligations rated within the two highest rating categories of an NRSRO, there can be no assurance that such ratings will remain in effect until such obligations mature or are redeemed or will not be revised downward or withdrawn. Such revisions or withdrawals may have an adverse affect on the market price of such securities.

          Although there can be no assurance that such conditions will continue, the State's general obligation bonds are currently rated "AA+" by S&P and "AA1" by Moody's.

ADDITIONAL INVESTMENT LIMITATIONS.

          Each Portfolio is subject to the investment limitations enumerated in this subsection which may be changed with respect to a particular Portfolio only by a vote of the holders of a majority of such Portfolio's outstanding shares (as defined below under "Miscellaneous"). The Index Master Portfolio's fundamental investment limitations are described separately.

MONEY MARKET PORTFOLIOS:

          1) Each of the Money Market, Municipal Money Market and U.S. Treasury Money Market Portfolios may not purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or certificates of deposit for any such securities) if more than 5% of the value of the Portfolio's total assets (taken at current value) would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Portfolio or the Fund, except that up to 25% of the value of the Portfolio's total assets (taken at current value) may be invested without regard to these limitations. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Portfolio, does not exceed 10% of the value of the Portfolio's total assets.

          2) No Portfolio may borrow money or issue senior securities, except that each Portfolio may borrow from banks and (other than a Municipal Money Market Portfolio) enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Portfolio's total assets at the time of such borrowing. No Portfolio will purchase securities while its aggregate borrowings (including reverse repurchase agreements and borrowings from banks) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with a Portfolio's investment practices are not deemed to be pledged for purposes of this limitation.

          3) Each of the Municipal Money Market, U.S. Treasury Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market and New Jersey Municipal Money Market Portfolios may not purchase securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry. The Money Market Portfolio, on the other hand, may not purchase any securities which would cause, at the time of purchase, less than 25% of the value of its total assets to be invested in the obligations of issuers in the banking industry, or in obligations, such as repurchase agreements, secured by such obligations (unless the Portfolio is in a temporary defensive position) or which would cause, at the time of purchase, more than 25% of the value of its total assets to be invested in the obligations of issuers in any other industry. In applying the investment limitations stated in this paragraph, (i) there is no limitation with respect to the purchase of (a) instruments issued (as defined in Investment Limitation number 1 above) or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, (b) instruments issued by domestic banks (which may include U.S. branches of foreign banks) and (c) repurchase agreements secured by the instruments described in clauses (a) and (b); (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (iii) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will be each considered a separate industry.

          4) Each of the Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market and New Jersey Municipal Money Market Portfolios will invest at least 80% of its net assets in AMT Paper and instruments the interest on which is exempt from regular Federal income tax, except during defensive periods or during periods of unusual market conditions.

          5) The Municipal Money Market Portfolio will invest at least 80% of its net assets in instruments the interest on which is exempt from regular Federal income tax and is not an item of tax preference for purposes of Federal alternative minimum tax, except during defensive periods or during periods of unusual market conditions.

NON-MONEY MARKET PORTFOLIOS:

          Each of the Non-Money Market Portfolios (other than the Ohio Tax-Free Income, Pennsylvania Tax-Free Income and New Jersey Tax-Free Income Portfolios) may not:

          1) Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or certificates of deposit for any such securities) if more than 5% of the value of the Portfolio's total assets would (taken at current value) be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Portfolio or the Fund, except that up to 25% of the value of the Portfolio's total assets may (taken at current value) be invested without regard to these limitations. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security shall not be deemed to be a security issued by the guarantors when the value of all securities issued and guaranteed by the guarantor, and owned by the Portfolio, does not exceed 10% of the value of the Portfolio's total assets.

               Each of the Non-Money Market Portfolios may not:

          2) Purchase any securities which would cause 25% or more of the value of the Portfolio's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to
(i) instruments issued (as defined in Investment Limitation No. 1 above) or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and
(c) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.


          Each Non-Money Market Portfolio (other than the Managed Income, Intermediate Government Bond, Low Duration Bond, Intermediate Bond, Government Income, International Bond, Core Bond and Balanced Portfolios) may not:

          3) Borrow money or issue senior securities, except that each Portfolio may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Portfolio's total assets at the time of such borrowing. No Portfolio will purchase securities while its aggregate borrowings (including reverse repurchase agreements and borrowings from banks) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with a Portfolio's investment practices are not deemed to be pledged for purposes of this limitation.


          None of the Managed Income, Intermediate Government Bond, Low Duration Bond, Intermediate Bond, Government Income, Core Bond, International Bond and Balanced Portfolios may:

          4) Issue senior securities, borrow money or pledge its assets, except that a Portfolio may borrow from banks or enter into reverse repurchase agreements or dollar rolls in amounts aggregating not more than 33 1/3% of the value of its total assets (calculated when the loan is made) to take advantage of investment opportunities and may pledge up to 33 1/3% of the value of its total assets to secure such borrowings. Each Portfolio is also authorized to borrow an additional 5% of its total assets without regard to the foregoing limitations for temporary purposes such as clearance of portfolio transactions and share redemptions. For purposes of these restrictions, the purchase or sale of securities on a "when-issued," delayed delivery or forward commitment basis, the purchase and sale of options and futures contracts and collateral arrangements with respect thereto are not deemed to be the issuance of a senior security, a borrowing or a pledge of assets.

ALL PORTFOLIOS:

     No Portfolio may:

          1. Purchase or sell real estate, except that each Portfolio may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

          2. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

          3. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except to the extent that the purchase of obligations directly from the issuer thereof, or the disposition of securities, in accordance with the Portfolio's investment objective, policies and limitations may be deemed to be underwriting.

          4. Write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities, securities indices, futures contracts and options on futures contracts and, in the case of the International Bond Portfolio, currencies.

          5. Purchase securities of companies for the purpose of exercising control.

          6. Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to a Portfolio's transactions in futures contracts and related options or a Portfolio's sale of securities short against the box, and (b) a Portfolio may obtain short-term credit as may be necessary for the clearance or purchases and sales of portfolio securities.

          7. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that each Portfolio may, to the extent appropriate to its investment policies, purchase securities (publicly traded securities in the case of each Money Market Portfolio) of companies engaging in whole or in part in such activities and may enter into futures contracts and related options.

          8. Make loans, except that each Portfolio may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities.

          9. Notwithstanding the investment limitations of the Index Equity Portfolio, the Index Equity Portfolio may invest all of its assets in shares of an open-end management investment company with substantially the same investment objective, policies and limitations as the Portfolio.


          Although the foregoing investment limitations would permit the Money Market Portfolios to invest in options, futures contracts and options on futures contracts, and to sell securities short against the box, those Portfolios do not currently intend to trade in such instruments or engage in such transactions during the next twelve months (except to the extent a portfolio security may be subject to a "demand feature" or "put" as permitted under SEC regulations for money market funds). Prior to making any such investments, a Money Market Portfolio would notify its shareholders and add appropriate descriptions concerning the instruments and transactions to its Prospectus.

INDEX MASTER PORTFOLIO:


          The investment limitations of the Index Master Portfolio, the Portfolio in which the Index Equity Portfolio invests all of its investable assets, are separate from those of the Index Equity Portfolio. The Index Master Portfolio may not:

          1. Invest in commodities or real estate, including limited partnership interests therein, although it may purchase and sell securities of companies which deal in real estate and securities which are secured by interests in real estate, and may purchase or sell financial futures contracts and options thereon;

          2. Make loans of cash, except through the acquisition of repurchase agreements and obligations customarily purchased by institutional investors;

          3. As to 75% of the total assets of the Index Master Portfolio, invest in the securities of any issuer (except obligations of the U.S. Government and its instrumentalities) if, as a result, more than 5% of the Index Master Portfolio's total assets, at market, would be invested in the securities of such issuer;

          4. Purchase or retain securities of an issuer if those officers and trustees of the Trust or officers and directors of the Trust's investment adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

          5. Borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 5% of the Index Master Portfolio's gross assets valued at the lower of market or cost; provided that it may borrow amounts not exceeding 33% of its net assets from banks and pledge not more than 33% of such assets to secure such loans;

          6. Pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value, except as described in (5) above;

          7. Invest more than 10% of the value of its total assets in illiquid securities which include certain restricted securities, repurchase agreements with maturities of greater than seven days, and other illiquid investments;

          8. Engage in the business of underwriting securities issued by others;

          9. Invest for the purpose of exercising control over management of any company;

          10. Invest its assets in securities of any investment company, except in connection with a merger, acquisition of assets, consolidation or reorganization;

          11. Invest more than 5% of its total assets in securities of companies which have (with predecessors) a record of less than three years' continuous operation;

          12. Acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of its total assets would be invested in securities of companies within such industry;

          13. Write or acquire options (except as described in (1) above) or interests in oil, gas or other mineral exploration, leases or development programs;

          14. Purchase warrants; however, it may acquire warrants as a result of corporate actions involving its holdings of other equity securities;

          15.  Purchase securities on margin or sell short; or

          16.  Acquire more than 10% of the voting securities of any issuer.

Although (2) above prohibits cash loans, the Index Master Portfolio is authorized to lend portfolio securities. With respect to (7) above, pursuant to Rule 144A under the 1993 Act, the Index Master Portfolio may purchase certain unregistered (i.e. restricted) securities upon a determination that a liquid institutional market exists for the securities. If it is decided that a liquid market does exist, the securities will not be subject to the 10% limitation on holdings of illiquid securities stated in (7) above. While maintaining oversight, the Board of Trustees of the Trust has delegated the day-to-day function of making liquidity determinations to DFA, the Index Master Portfolio's adviser. For Rule 144A securities to be considered liquid, there must be at least two dealers making a market in such securities. After purchase, the Board of Trustees of the Trust and DFA will continue to monitor the liquidity of Rule 144A securities.

          For purposes of (12) above, utility companies will be divided according to their services; e.g., gas, gas transmission, electric and gas, electric, water and telephone will each be considered a separate industry.

          Because the structure of the Index Master Portfolio is based on the relative market capitalizations of eligible holdings, it is possible that the Index Master Portfolio might include at least 5% of the outstanding voting securities of one or more issuers. In such circumstances, the Trust and the issuer would be deemed "affiliated persons" under the Investment Company Act of 1940, and certain requirements of the Act regulating dealings between affiliates might become applicable.

                             TRUSTEES AND OFFICERS
THE FUND

          The trustees and executive officers of the Fund, and their business addresses and principal occupations during the past five years, are:


                                                    PRINCIPAL OCCUPATION
NAME AND ADDRESS              POSITION WITH FUND   DURING PAST FIVE YEARS
----------------------------  ------------------  ------------------------

William O. Albertini          Trustee             Executive Vice President
Bell Atlantic Corporation                         and Chief Financial
1717 Arch Street                                  Officer since February
47th Floor West                                   1995, Vice President and
Philadelphia, PA  19103                           Chief Financial Officer
Age:
                                                  February 1995, Bell Atlantic
                                                  Corporation (a diversified
                                                  telecommuni-cations company);
                                                  Chairman, President and



                                                    PRINCIPAL OCCUPATION
NAME AND ADDRESS              POSITION WITH FUND   DURING PAST FIVE YEARS
----------------------------  ------------------  ------------------------

                                                  Chief Executive Officer from
                                                  August 1989 -January 1991,
                                                  Bell Atlantic Enterprises
                                                  International, Inc.; Director,
                                                  Group Iusacell, S.A. de C.V.
                                                  since June from January 1991 -
                                                  1994; Director, American
                                                  Waterworks, Inc. since May
                                                  1990; Trustee, The Carl E. &
                                                  Emily I. Weller Foundation
                                                  since October 1991.

Raymond J. Clark/1/           Trustee,            Treasurer of Princeton
Office of the Treasurer       President and       University since 1987;
Princeton University          Treasurer           Trustee, The Compass
3 New South Building                              Capital Group of Funds
P.O. Box 35                                       from 1987 to 1996;
Princeton, New Jersey 08540                       Trustee, United-Way
Age:                                              Princeton Area Communities
                                                  from 1992-94; Trustee,
                                                  Chemical Bank, New Jersey
                                                  Advisory Board from 1994 until
                                                  1995; Trustee, American Red
                                                  Cross - Mercer County Chapter
                                                  since 1995; and Trustee,
                                                  United Way-Greater Mercer
                                                  County since 1995.

Robert M. Hernandez             Trustee           Director since 1991, Vice
USX Corporation                                   Chairman and Chief Financial
600 Grant Street                                  Officer since 1994, Executive
6105 USX Tower                                    Vice President -from 1991 to
Pittsburgh, PA  15219                             1994, SeniorVice President -
Age:                                              Finance and Treasurer from
                                                  1990 to 1991, USX Corporation
                                                  (a diversified company
                                                  principally engaged in

------------------------------
/1/ This trustee may be deemed an "interested person" of the Fund as defined in the 1940 Act.


                                                    PRINCIPAL OCCUPATION
NAME AND ADDRESS              POSITION WITH FUND   DURING PAST FIVE YEARS
----------------------------  ------------------  ------------------------


                                                     energy and steel
                                                     businesses); Director, ACE
                                                     Limited; Trustee, Allegheny
                                                     General Hospital and
                                                     Allegheny Accounting &
                                                     Finance and Health,
                                                     Education and Chief
                                                     Financial Officer Research
                                                     Foundation; Director,
                                                     Marinette Marine
                                                     Corporation; Director,
                                                     Pittsburgh Baseball, Inc.;
                                                     and Director and Chairman
                                                     of the Board, RMI Titanium
                                                     Company.

Anthony M. Santomero         Vice Chairman           Deputy Dean from
The Wharton School           of the Board            1990 to 1994, Richard
University of Pennsylvania                           K. Mellon Professor
Room 2344                                            of Finance since April
Steinberg Hall-Dietrich Hall                         1984, Director, Wharton
Philadelphia, PA 19104-6367                          Financial Institutions
Age:                                                 Center, since July 1995,
                                                     and Dean's Advisory Council
                                                     Member since July 1984, The
                                                     Wharton School, University
                                                     of Pennsylvania; Associate
                                                     Editor, Journal of Banking
                                                     and Finance since June
                                                     1978; Associate Editor,
                                                     Journal of Economics and
                                                     Business since October
                                                     1979; Associate Editor,
                                                     Journal of Money, Credit
                                                     and Banking since January
                                                     1980; Research Associate,
                                                     New York University Center
                                                     for Japan-U.S. Business and
                                                     Economic Studies since July
                                                     1989; Editorial Advisory
                                                     Board, Open Economics
                                                     Review since November 1990;
                                                     Director, The Zweig Fund
                                                     and The Zweig Total Return
                                                     Fund; Director of


                                                    PRINCIPAL OCCUPATION
NAME AND ADDRESS              POSITION WITH FUND   DURING PAST FIVE YEARS
----------------------------  ------------------  ------------------------

                                                     Municipal Fund for
                                                     California Investors, Inc.
                                                     and Municipal Fund for New
                                                     York Investors, Inc.


David R. Wilmerding, Jr.      Chairman of            President, Gates,
One Aldwyn Center             the Board              Wilmerding, Carper &
Villanova, PA  19085                                 Rawlings, Inc.
Age:                                                 (investment advisers)
                                                     since February 1989;
                                                     Director, Beaver Management
                                                     Corporation; Director,
                                                     Independence Square Income
                                                     Securities, Inc.; until
                                                     September 1988, President,
                                                     Treasurer and Trustee, The
                                                     Mutual Assurance Company;
                                                     until September 1988,
                                                     Chairman, President
                                                     Treasurer and Director, The
                                                     Green Tree Insurance
                                                     Company (a wholly-owned
                                                     subsidiary of The Mutual
                                                     Assurance Company); until
                                                     September 1988, Director,
                                                     Keystone State Life
                                                     Insurance Company;
                                                     Director, Trustee or
                                                     Managing General Partner of
                                                     a number of investment
                                                     companies advised by PIMC
                                                     and its affiliates.

Morgan R. Jones             Secretary                Partner in the law
Philadelphia National                                firm of Drinker Biddle &
  Bank Building                                      Reath, Philadelphia,
1345 Chestnut Street                                 Pennsylvania.
Philadelphia, PA 19107-3496
Age:


     The Fund pays trustees who are not affiliated with PNC Asset Management Group, Inc. ("PAMG") or Compass Distributors, Inc. ("CDI" or "Distributor") $10,000 annually and $275 per Portfolio for each full meeting of the Board that they attend. The Fund pays the Chairman and Vice Chairman of the Board an additional $10,000 and $5,000 per year, respectively, for their service in such capacities. Trustees who are not affiliated with PAMG or the Distributor are reimbursed for any expenses incurred in attending meetings of the Board of Trustees or any committee thereof. No officer, director or employee of PAMG, PNC Institutional Management Corporation ("PIMC"), Provident Capital Management, Inc. ("PCM"), BlackRock Financial Management, Inc. ("BlackRock"), PNC Equity Advisors Company ("PEAC"), Morgan Grenfell Investment Services Limited ("Morgan Grenfell"), CastleInternational Asset Management Limited ("CastleInternational"), PFPC Inc. ("PFPC"), Compass Capital Group, Inc. ("CCG"), CDI (collectively with PFPC and CCG, the "Administrators"), or PNC Bank, National Association ("PNC Bank" or the "Custodian") currently receives any compensation from the Fund. Drinker Biddle & Reath, of which Mr. Jones is a partner, receives legal fees as counsel to the Fund. As of the date of this Statement of Additional Information, the trustees and officers of the Fund, as a group, owned less than 1% of the outstanding shares of each Portfolio.


     The table below sets forth the compensation actually received from the Fund Complex of which the Fund is a part by the trustees for the fiscal year ended September 30, 1996:




                                                                             TOTAL
                                            PENSION OR                       COMPENSATION
                                            RETIREMENT                       FROM
                            AGGREGATE       BENEFITS       ESTIMATED         REGISTRANT AND
                            COMPENSATION    ACCRUED AS     ANNUAL            FUND COMPLEX/1/
NAME OF PERSON,             FROM            PART OF FUND   BENEFITS UPON     Paid to
POSITION                    REGISTRANT      EXPENSES       RETIREMENT        Trustees
--------------              ------------    ------------   --------------    ----------------

Philip E. Coldwell,/*/            $             N/A            N/A                (4)/2/ $
 Trustee

Robert R. Fortune,/*/             $             N/A            N/A                (6)/2 /$
 Trustee

Rodney D. Johnson,/*/             $             N/A            N/A                (6)/2 /$
 Trustee

------------------------

/1./ A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies.
/2./ Total number of investment company boards trustee served on within the Fund Complex.

G. Willing Pepper,/*/             $             N/A            N/A                (7)/2/$
President and former
Chairman of the
Board

Anthony M.                        $             N/A            N/A                (6)/2/$
Santomero, Trustee

David R. Wilmerding,              $             N/A            N/A                (7)/2/$
Jr., Trustee



                                                                          TOTAL
                                           PENSION OR                     COMPENSATION
                                           RETIREMENT                     FROM
                            AGGREGATE      BENEFITS       ESTIMATED       REGISTRANT AND
                            COMPENSATION   ACCRUED AS     ANNUAL          FUND COMPLEX/1/
NAME OF PERSON,             FROM           PART OF FUND   BENEFITS UPON   Paid to
POSITION                    REGISTRANT     EXPENSES       RETIREMENT      Trustees
---------------             -------------  ------------   -------------   ------------------
William O.                        $             N/A            N/A                (1)/1/ $
Albertini, Trustee**

Raymond J. Clark,                 $             N/A            N/A                (1)/2/ $
Trustee**

Robert M. Hernandez,              $             N/A            N/A                (1)/2/ $
Trustee**




* Messrs. Coldwell, Fortune, Johnson and Pepper resigned as trustees of the Fund on January 4, 1996.

** Messrs. Albertini, Clark and Hernandez were elected as trustees by the shareholders of the Fund on January 4, 1996.

THE TRUST

     The names, ages and addresses of the trustees and officers of the Trust and a brief statement of their present positions and principal occupations during the past five years are set forth below. As used below, "DFA Entities" refers to the following: Dimensional Fund Advisors Inc., Dimensional Fund Advisors Ltd., DFA Australia Pty Limited, DFA Investment Dimensions Group Inc. (Registered Investment Company), Dimensional Emerging Markets Fund Inc. (Registered Investment Company), Dimensional Investment Group Inc. (Registered Investment Company) and DFA Securities Inc.

--------------


/1./ A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies.

/2./ Total number of investment company boards trustee served on within the Fund Complex.



                                            PRINCIPAL OCCUPATION DURING
TRUSTEES            POSITION WITH TRUST     LAST FIVE YEARS
--------            -------------------     ----------------------------


David G. Booth*     Trustee, President      President, Chairman-Chief
Santa Monica,       and Chairman-Chief      Executive Officer and Director of
CA                  Executive Officer       all DFA Entities, except
Age:  50                                    Dimensional Fund Advisors Ltd.,
                                            of which he is Chairman and
                                            Director

                                            PRINCIPAL OCCUPATION DURING
TRUSTEES            POSITION WITH TRUST     LAST FIVE YEARS
--------            -------------------     ----------------------------

George M.           Trustee                 Leo Melamed Professor of Finance,
Constantinides                              Graduate School of Business,
Chicago, IL                                 University of Chicago.  Director,
Age:  49                                    DFA Investment Dimensions Group
                                            Inc., Dimensional Investment
                                            Group Inc. and Dimensional
                                            Emerging Markets Fund Inc.

John P. Gould       Trustee                 Steven G. Rothmeier Distinguished
Chicago, IL                                 Service Professor of Economics,
Age:  58                                    Graduate School of Business,
                                            University of Chicago.  Trustee,
                                            First Prairie Funds (registered
                                            investment companies).  Director,
                                            DFA Investment Dimensions Group
                                            Inc., Dimensional Investment
                                            Group Inc., Dimensional Emerging
                                            Markets Fund Inc. and Harbor
                                            Investment Advisors.  Executive
                                            Vice President, Lexacon Inc.
                                            (economics, law, strategy, and
                                            finance consulting).

Roger G.            Trustee                 Professor in Practice of Finance,
Ibbotson                                    Yale School of Management.
New Haven, CT                               Director, DFA Investment
Age:  53                                    Dimensions Group Inc.,
                                            Dimensional Investment Group
                                            Inc., Dimensional Emerging
                                            Markets Fund Inc., Hospital Fund,
                                            Inc. (investment management
                                            services) and BIRR Portfolio
                                            Analysis, Inc. (software
                                            products).  Chairman and
                                            President, Ibbotson Associates,
                                            Inc., Chicago, IL (software,
                                            data, publishing and consulting).




                                         PRINCIPAL OCCUPATION DURING
TRUSTEES            POSITION WITH TRUST  LAST FIVE YEARS
--------            -------------------  ---------------------------
Merton H.           Trustee              Robert R. McCormick Distinguished
Miller                                   Service Professor Emeritus,
Chicago, IL                              Graduate School of Business,
Age:  73                                 University of Chicago.  Director,
                                         DFA Investment Dimensions Group
                                         Inc., Dimensional Investment
                                         Group Inc. and Dimensional
                                         Emerging Markets Fund Inc.
                                         Public Director, Chicago
                                         Mercantile Exchange.

Myron S.            Trustee              Limited Partner, Long-Term
Scholes                                  Capital Management L.P. (money
Greenwich, CT                            manager).  Frank E. Buck
Age:  55                                 Professor of Finance, Graduate
                                         School of Business and Professor
                                         of Law, Law School, Senior
                                         Research Fellow, Hoover
                                         Institution, (all) Stanford
                                         University (on leave).  Director,
                                         DFA Investment Dimensions Group
                                         Inc., Dimensional Investment
                                         Group Inc., Dimensional Emerging
                                         Markets Fund Inc., Benham Capital
                                         Management Group of Investment
                                         Companies and Smith Breedon Group
                                         of Investment Companies.

Rex A.              Trustee, Chairman    Chairman, Chief Investment
Sinquefield*        and Chief            Officer and Director of all DFA
Santa Monica,       Investment Officer   Entities, except Dimensional Fund
CA                                       Advisors Ltd., of which he is
Age:  52                                 Chairman, Chief Executive Officer
                                         and Director.

*Interested
 Trustees of the
 Trust.
_____________


                                           PRINCIPAL OCCUPATION DURING
OFFICERS           POSITION WITH TRUST     LAST FIVE YEARS
--------           -------------------     ----------------------------
Arthur Barlow      Vice President          Vice President of all DFA
Santa Monica,                              Entities.
CA
Age:  42

Truman Clark       Vice President          Vice President of all DFA
Santa Monica,                              Entities. Consultant until
CA                                         October 1995 and Principal and
Age:  55                                   Manager of Product Development,
                                           Wells Fargo Nikko Investment
                                           Advisors from 1990-1994.
Maureen Connors    Vice President
Santa Monica,                              Vice President of all DFA
CA                                         Entities.
Age:  61

Robert Deere       Vice President          Vice President of all DFA
Santa Monica,                              Entities.
CA
Age:  40

Irene R.           Vice President,         Vice President and Secretary of
Diamant            Secretary               all DFA Entities, except
Santa Monica,                              Dimensional Fund Advisors Ltd.,
CA                                         for which she is Vice President.
Age:  46

Eugene Fama,       Vice President          Vice President of all DFA
Jr.                                        Entities.
Santa Monica,
CA
Age:  36

David Plecha       Vice President          Vice President of all DFA
Santa Monica,                              Entities.
CA
Age:  36


                                          PRINCIPAL OCCUPATION DURING
OFFICERS         POSITION WITH TRUST            LAST FIVE YEARS
---------------  --------------------  ----------------------------------

George Sands     Vice President        Vice President of all DFA
Santa Monica,                          Entities.  Managing Director,
CA                                     Assets Strategy Consulting, Los
Age:  40                               Angeles, CA from 1991 to 1992 and
                                       previously Vice President of
                                       Wilshire Associates, Santa
                                       Monica, CA.

Michael T.       Vice President,       Vice President, Chief Financial
Scardina         Chief Financial       Officer, Controller and Treasurer
Santa Monica,    Officer, Controller   of all DFA Entities.
CA               and Treasurer
Age:  42

Cem Severoglu    Vice President        Vice President of all DFA
Santa Monica,                          Entities.
CA
Age:  33

Jeanne C.        Executive Vice        Executive Vice President of all
Sinquefield,     President             DFA Entities.
Ph.D.
Santa Monica,
CA
Age:  51


Rex A. Sinquefield, Trustee, Chairman and Chief Investment Officer of the Trust and Jeanne C. Sinquefield, Executive Vice President of the Trust, are husband and wife.


     Set forth below is a table listing, for each trustee of the Trust entitled to receive compensation, the compensation received from the Trust during the fiscal year ended November 30, 1996 and the total compensation received from all four registered investment companies for which Dimensional Fund Advisors Inc. ("DFA") served as investment adviser during that same fiscal year.


                                                                              TOTAL
                                            PENSION OR                        COMPENSATION
                                            RETIREMENT                        FROM
                             AGGREGATE      BENEFITS        ESTIMATED         REGISTRANT AND
                             COMPENSATION   ACCRUED AS      ANNUAL            TRUST COMPLEX/1/
NAME OF PERSON,              FROM           PART OF TRUST   BENEFITS UPON     Paid to
POSITION                     REGISTRANT     EXPENSES        RETIREMENT        Trustees
---------------              ------------   --------------  -------------     ------------------

George M.                          $5,000       N/A             N/A                  $30,000
Constantinides,
Trustee

John P. Gould,                     $5,000       N/A             N/A                  $30,000
Trustee

Roger G. Ibbotson,                 $5,000       N/A             N/A                  $30,000
Trustee

Merton H. Miller,                  $5,000       N/A             N/A                  $30,000
Trustee

Myron S. Scholes,                  $5,000       N/A             N/A                  $30,000
Trustee



                 SHAREHOLDER AND TRUSTEE LIABILITY OF THE FUND

  Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Fund's Declaration of Trust provides that shareholders shall not be subject to any personal liability in connection with the assets of the Fund for the acts or obligations of the Fund, and that every note, bond, contract, order or other undertaking made by the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or some other reason. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund, and shall satisfy any judgment thereon.

----------------

/1./ A Trust Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies.

     The Declaration of Trust further provides that all persons having any claim against the trustees or Fund shall look solely to the trust property for payment; that no trustee of the Fund shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust property or the conduct of any business of the Fund; and that no trustee shall be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties as a trustee. With the exception stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a trustee, and that the Fund will indemnify officers, representatives and employees of the Fund to the same extent that trustees are entitled to indemnification.


                      INVESTMENT ADVISORY, ADMINISTRATION,
                    DISTRIBUTION AND SERVICING ARRANGEMENTS


     ADVISORY AND SUB-ADVISORY AGREEMENTS. The advisory and sub-advisory services provided by PAMG, PIMC, BlackRock, PCM, PEAC, Morgan Grenfell, CastleInternational and, with respect to the Index Master Portfolio, Dimensional Fund Advisors Inc. ("DFA") and the fees received by each of them for such services are described in the Prospectuses. As stated in the Prospectuses, PAMG and the Administrators may from time to time voluntarily waive its advisory fees with respect to a Portfolio and may voluntarily reimburse the Portfolios for expenses. In addition, if the total expenses borne by any Portfolio in any fiscal year exceed the expense limitations imposed by applicable state securities regulations, PAMG and the Administrators will bear the amount of such excess to the extent required by such regulations in proportion to the fees otherwise payable to them for such year. Such amount, if any, will be estimated and accrued daily and paid on a monthly basis. As of the date of this Statement of Additional Information, to the knowledge of the Fund, there were no state expense limitations more restrictive than the following: 2 1/2% of the first $30 million of average annual net assets, 2% of the next $70 million of average annual net assets, and 1/2% of average annual net assets in excess of $100 million.


     PAMG renders advisory services to each of the Portfolios, except the Index Equity Portfolio, pursuant to an Investment Advisory Agreement. From the commencement of operations of each Portfolio (other than the Index Equity, New Jersey Municipal Money Market, New Jersey Tax-Free Income, Core Bond,

Low Duration Bond and International Bond Portfolios) until January 4, 1996 (June 1, 1996 in the case of the Index Equity Portfolio), PIMC served as adviser.


     From July 1, 1991 to December 31, 1995, Midlantic Bank, N.A. ("Midlantic Bank") served as investment adviser to the predecessor portfolios of the International Bond, New Jersey Tax-Free Income and New Jersey Municipal Money Market Portfolios. From January 1, 1996 through January 12, 1996 (February 12, 1996 with respect to the predecessor portfolio of the International Bond Portfolio): (i) PAMG and Morgan Grenfell served as investment adviser and sub-adviser, respectively, to the predecessor portfolio to the International Bond Portfolio; (ii) PIMC served as investment adviser to the predecessor portfolio to the New Jersey Municipal Money Market Portfolio; and (iii) BlackRock served as investment adviser to the predecessor portfolio to the New Jersey Tax-Free Income Portfolio pursuant to interim advisory and sub-advisory agreements approved by the shareholders of the Compass Capital Group of Funds. From December 9, 1992 to January 13, 1996, BlackRock served as investment adviser to the predecessor portfolio of the Core Bond Portfolio. From July 17, 1992 to January 13, 1996, BlackRock served as investment adviser to the predecessor portfolio of the Low Duration Bond Portfolio.


     PCM renders sub-advisory services to the Balanced, Value Equity, Small Cap Value Equity and Select Equity Portfolios pursuant to Sub-Advisory Agreements. CastleInternational renders sub-advisory services to the International Equity and International Emerging Markets Portfolios pursuant to a Sub-Advisory Agreement. PIMC renders sub-advisory services to the Money Market, U.S. Treasury Money Market, Municipal Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market and New Jersey Municipal Money Market Portfolios pursuant to Sub-Advisory Agreements. BlackRock renders sub-advisory services to the Balanced, Managed Income, Intermediate Government Bond, Tax-Free Income, Ohio Tax-Free Income, Pennsylvania Tax-Free Income, Low Duration Bond, Intermediate Bond, New Jersey Tax-Free Income, Core Bond and Government Income Portfolios pursuant to Sub-Advisory Agreements. PEAC renders sub-advisory services to the Growth Equity and Small Cap Growth Equity Portfolios pursuant to Sub-Advisory Agreements. Morgan Grenfell renders sub-advisory services to the International Bond Portfolio pursuant to a Sub-Advisory Agreement. DFA renders advisory services to the Index Master Portfolio, the registered investment company in which the Index Equity Portfolio invests all of its assets, pursuant to an Investment Management Agreement. The Investment Advisory Agreement with PAMG, the Investment Management Agreement with DFA and the above-referenced Sub-Advisory Agreements are collectively referred to as the "Advisory Contracts."

     From December 1, 1992 (commencement of operations) to March 29, 1995, PNC Bank, Ohio, National Association ("PNC Bank Ohio") served as sub-adviser to the Ohio Tax-Free Income Portfolio. From November 1, 1989 (commencement of operations) to September 10, 1993, PNC Bank Ohio served as sub-adviser to the Municipal Money Market Portfolio. From November 1, 1989 (commencement of operations) to September 10, 1993, PNC Bank Ohio served as sub-adviser to the Managed Income and Growth Equity Portfolios. From April 20, 1992 to September 10, 1993, PCM served as sub-adviser to the Intermediate Government Bond Portfolio. From July 23, 1992 to March 29, 1995, PNC Bank served as sub-adviser to the Index Equity Portfolio. From September 11, 1993 to March 29, 1995, PNC Bank served as sub-adviser to the Managed Income, Intermediate Government Bond and Growth Equity Portfolios. From December 1, 1992 (commencement of operations) to March 29, 1995, PNC Bank served as sub-adviser to the Ohio Tax-Free Income and Pennsylvania Tax-Free Income Portfolios. From September 13, 1993 (commencement of operations) to March 29, 1995, PNC Bank served as sub-adviser to the Select Equity Portfolio. From September 14, 1993 (commencement of operations) to March 29, 1995, PNC Bank served as sub-adviser to the Small Cap Growth Equity Portfolio. From September 17, 1993 (commencement of operations) to March 29, 1995, PNC Bank served as sub-adviser to the Intermediate Bond Portfolio. From May 14, 1990 (commencement of operations) to July 1, 1995, PNC Bank served as sub-adviser to the Tax-Free Income Portfolio. PCM served as sub-adviser to the International Equity and International Emerging Markets Portfolios from commencement of operations (April 27, 1992 in the case of the International Equity Portfolio; June 17, 1994 in the case of the International Emerging Markets Portfolio) to April 19, 1996.


     PNC Bank served as sub-adviser for the Money Market Portfolio from October 4, 1989 (commencement of operations) to January 4, 1996; for the Municipal Money Market Portfolio from September 10, 1993 to January 4, 1996; for the U.S. Treasury Money Market Portfolio from November 1, 1989 (commencement of operations) to January 4, 1996; for the Ohio Municipal Money Market Portfolio from June 1, 1993 (commencement of operations) to January 4, 1996; for the Pennsylvania Municipal Money Market Portfolio from June 1, 1993 (commencement of operations) to January 4, 1996; for the North Carolina Municipal Money Market Portfolio from May 4, 1993 (commencement of operations) to January 4, 1996; for the Virginia Municipal Money Market Portfolio from July 25, 1994 (commencement of operations) to January 4, 1996; and for the New Jersey Municipal Money Market Portfolio from January 13, 1996 to June 6, 1996. From April 4, 1990 (commencement of operations) to January 4, 1996, PNC Bank served as sub-adviser to the Balanced Portfolio. From March 1, 1993 to January 4, 1996, PEAC served as sub-adviser to the Select Equity Portfolio. From March 29, 1995 to June 1, 1996, PEAC served as sub-adviser to the Index Equity Portfolio.

     Under the relevant Advisory Contracts, PAMG, PIMC, PCM, PEAC, BlackRock, Morgan Grenfell and CastleInternational are not liable for any error of judgment or mistake of law or for any loss suffered by the Fund or a Portfolio in connection with the performance of the Advisory Contracts. Under the Advisory Contracts, PAMG, PIMC, PCM, PEAC, BlackRock, Morgan Grenfell, CastleInternational and DFA are liable for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard of their respective duties and obligations thereunder. Each of the Advisory Contracts (except the Advisory Contract relating to the Index Master Portfolio) is terminable as to a Portfolio by vote of the Fund's Board of Trustees or by the holders of a majority of the outstanding voting securities of the relevant Portfolio, at any time without penalty, on 60 days' written notice to PAMG, PIMC, PCM, PEAC, Morgan Grenfell, BlackRock or CastleInternational, as the case may be. PAMG, PIMC, PCM, PEAC, Morgan Grenfell, BlackRock and CastleInternational may also terminate their advisory relationship with respect to a Portfolio on 60 days' written notice to the Fund. The Advisory Contract relating to the Index Master Portfolio is terminable by vote of the Trust's Board of Trustees or by the holders of a majority of the outstanding voting securities of the Index Master Portfolio at any time without penalty on 60 days' written notice to DFA. DFA may also terminate its advisory relationship with respect to the Index Master Portfolio on 90 days' written notice to the Trust. Each of the Advisory Contracts terminates automatically in the event of its assignment.


     For the period from October 1, 1995 through January 4, 1996, the Fund paid PIMC advisory fees, and PIMC waived advisory fees and reimbursed expenses, as follows:


                                      FEES PAID
                                      (AFTER                REIMBURSE-
PORTFOLIOS                            WAIVERS)    WAIVERS   MENTS
----------                            ----------  -------   -----------


Money Market

Municipal Money Market

U.S. Treasury Money Market

Ohio Municipal Money Market

Pennsylvania Municipal Money Market

North Carolina Municipal Money
 Market

Virginia Municipal Money Market

Managed Income

Government Income

Tax-Free Income

Intermediate Government Bond

                                      FEES PAID
                                      (AFTER                REIMBURSE-
PORTFOLIOS                            WAIVERS)    WAIVERS   MENTS
----------                            ----------  -------   -----------


Ohio Tax-Free Income

Pennsylvania Tax-Free Income

Intermediate Bond

Value Equity

Growth Equity

Small Cap Growth Equity

Select Equity

Index Equity

Small Cap Value Equity

International Equity

International Emerging Markets
Balanced



     For the period from January 5, 1996 (February 1, 1996 in the case of the New Jersey Tax-Free Income and New Jersey Municipal Money Market Portfolios; February 13, 1996 in the case of the International Bond Portfolio; and April 1, 1996 in the case of the Core Bond and Low Duration Bond Portfolios) through September 30, 1996 (June 1, 1996 in the case of the Index Equity Portfolio), the Fund paid PAMG (PIMC in the case of the Index Equity Portfolio) advisory fees, and PAMG (PIMC in the case of the Index Equity Portfolio) waived advisory fees and reimbursed expenses, as follows:


                                       FEES PAID
                                       (AFTER               REIMBURSE-
PORTFOLIOS                             WAIVERS)    WAIVERS  MENTS
----------                             ----------  -------  -----------

Money Market

Municipal Money Market

U.S. Treasury Money Market

Ohio Municipal Money Market

Pennsylvania Municipal Money Market

North Carolina Municipal Money
 Market

Virginia Municipal Money Market

New Jersey Municipal Money Market

Managed Income

Government Income

Tax-Free Income

Intermediate Government Bond

Ohio Tax-Free Income

Pennsylvania Tax-Free Income

Intermediate Bond


                                       FEES PAID
                                       (AFTER               REIMBURSE-
PORTFOLIOS                             WAIVERS)    WAIVERS  MENTS
----------                             ----------  -------  -----------


New Jersey Tax-Free Income

International Bond

Core Bond

Low Duration Bond

Value Equity

Growth Equity

Small Cap Growth Equity

Select Equity

Index Equity

Small Cap Value Equity

International Equity

International Emerging Markets
Balanced



     For the year or periods ended September 30, 1995, the Fund paid PIMC advisory fees, and PIMC waived advisory fees and reimbursed expenses, as follows:


                               FEES PAID
                               (AFTER WAIVERS)                         REIMBURSE-
PORTFOLIOS                     WAIVERS                    Waivers      MENTS
----------                     ---------------           ----------    -----------

Money Market                   $ 1,051,446               $5,217,130     $     0



Municipal Money Market           189,929                    921,718           0



U.S. Treasury Money Market       489,209                  2,327,266           0



Ohio Municipal Money Market      49,133                     245,955           0



Pennsylvania Municipal Money     304,651                  1,264,187           0

 Market



North Carolina Municipal Money

 Market                          46,472                     369,591       4,999





Managed Income                   1,790,332                  767,285           0



Tax-Free Income                  0                           49,671       1,599



Intermediate Government Bond     379,534                    569,302           0



Ohio Tax-Free Income             0                           42,044       6,713



Pennsylvania Tax-Free Income     161,038                    137,951           0



Intermediate Bond                342,301                    335,908           0



Value Equity                     2,832,644                  746,727           0



Growth Equity                    866,271                    324,851           0



Small Cap Growth Equity          618,374                    137,615           0



Select Equity                    691,447                    259,293           0



Index Equity                     30,772                     382,205           0



Small Cap Value Equity           1,143,071                  114,307           0



International Equity             2,391,607                  597,902           0



                               FEES PAID
                               (AFTER WAIVERS)                         REIMBURSE-
PORTFOLIOS                     WAIVERS                    Waivers      MENTS
----------                     ---------------           ----------    -----------
Balanced                         642,763                    241,037           0



Virginia Municipal Money Market  0                           85,063      35,957



International Emerging Markets   258,648                     52,186           0

Government Income/1/             0                           37,256      11,980

/1/ For the period from commencement of operations (October 3, 1994) through September 30, 1995.

     For the year or periods ended September 30, 1994, the Fund paid PIMC advisory fees, and PIMC waived advisory fees and reimbursed expenses, as follows:


                               FEES PAID
                                (AFTER
PORTFOLIOS                      WAIVERS)              WAIVERS    REIMBURSEMENTS
----------                     ---------              -------    --------------

Money Market                 $ 951,230             $3,359,847         $     0

Municipal Money Market         171,405                599,920               0

U.S. Treasury Money
 Market                        281,771                986,201               0


Ohio Municipal Money
 Market                          6,724                217,938          20,660


Pennsylvania Municipal
 Money Market                   42,612                336,382          19,022


North Carolina Municipal
 Money Market                        0                249,914          26,804


Managed Income               1,398,343                599,290               0

Tax-Free Income                      0                 47,655          35,898

Intermediate Government        368,546                552,819               0
Bond

Ohio Tax-Free Income                 0                 35,709          35,496

Pennsylvania Tax-Free
 Income                         49,646                227,003           9,645


Intermediate Bond              131,294                206,071               0

Value Equity                 2,306,672                865,002               0

Growth Equity                  467,637                175,364               0

Small Cap Growth Equity         55,825                160,320               0

Select Equity                  303,169                113,689               0

Index Equity                    28,392                376,934               0

Small Cap Value Equity         890,883                197,974               0

International Equity         1,408,053                477,733               0

Balanced                       470,579                202,166               0

Virginia Municipal Money
 Market/1/                           0                  8,925           4,816

International Emerging
 Markets/2/                      7,672                 16,051               0


/1/ For the period from commencement of operations (July 25, 1994) through September 30, 1994.

/2/ For the period from commencement of operations (June 17, 1994) through September 30, 1994.


     For the period from October 1, 1995 through January 4, 1996, PIMC paid sub-advisory fees to the specified Portfolios' sub-advisers, after waivers, and such sub-advisers waived sub-advisory fees as follows:



                                   FEES PAID
                                   (AFTER
PORTFOLIOS                         WAIVERS)    WAIVERS
----------                         ----------  -------

Money Market

Municipal Money Market

U.S. Treasury Money Market

Ohio Municipal Money Market

Pennsylvania Municipal Money
 Market

North Carolina Municipal Money
 Market

Virginia Municipal Money Market

Managed Income

Government Income

Tax-Free Income

Intermediate Government
Bond

Ohio Tax-Free Income

Pennsylvania Tax-Free Income

Intermediate Bond

Value Equity

Growth Equity

Small Cap Growth Equity

Select Equity

Index Equity

Small Cap Value Equity

International Equity

International Emerging Markets
Balanced


     For the period from January 5, 1996 (February 1, 1996 in the case of the New Jersey Tax-Free Income and New Jersey Municipal Money Market Portfolios; February 13, 1996 in the case of the International Bond Portfolio; and April 1, 1996 in the case of the Core Bond and Low Duration Bond Portfolios) through September 30, 1996 (June 1, 1996 in the case of the Index Equity Portfolio), PAMG (PIMC in the case of the Index Equity Portfolio) paid sub-advisory fees to the specified Portfolios' sub-advisers, after waivers, and such sub-advisers waived sub-advisory fees as follows:



                                   FEES PAID
                                   (AFTER
PORTFOLIOS                         WAIVERS)    WAIVERS
----------                         ----------  -------

Money Market

Municipal Money Market

U.S. Treasury Money Market

Ohio Municipal Money Market

Pennsylvania Municipal Money
 Market

North Carolina Municipal Money
 Market

Virginia Municipal Money Market

New Jersey Municipal Money
 Market

Managed Income

Government Income

Tax-Free Income

Intermediate Government
Bond

Ohio Tax-Free Income

Pennsylvania Tax-Free Income

Intermediate Bond

New Jersey Tax-Free Income

International Bond

Core Bond

Low Duration Bond

Value Equity

Growth Equity

Small Cap Growth Equity

Select Equity

Index Equity

Small Cap Value Equity

International Equity

International Emerging Markets
Balanced


     For the year or periods ended September 30, 1995, PIMC paid sub-advisory fees to the specified Portfolios' sub-advisers, after waivers, and such sub-advisers waived sub-advisory fees as follows:



                                     FEES PAID
                                      (AFTER
PORTFOLIOS                            WAIVERS)    WAIVERS
----------                           ---------   -------

Money Market                       $        0   $721,072

Municipal Money Market                      0    123,516

U.S. Treasury Money Market                  0    312,942

Ohio Municipal Money Market                 0     32,788

Pennsylvania Municipal Money
 Market                                     0    174,315


North Carolina Municipal Money
 Market                                     0     46,229


Managed Income                      1,253,232    537,100

Tax-Free Income                             0     34,770

Intermediate Government               265,674    398,511
Bond

Ohio Tax-Free Income                        0     29,431

Pennsylvania Tax-Free Income          112,727     96,566

Intermediate Bond                     239,611    235,136

Value Equity                        2,060,105    543,074

Growth Equity                         630,015    236,255

Small Cap Growth Equity               449,727    100,084

Select Equity                         502,871    188,576

Index Equity                           30,772    286,654

Small Cap Value Equity                831,324     83,132

International Equity                1,913,286    478,322

Balanced                              467,464    175,299

Virginia Municipal Money Market             0      9,451

International Emerging Markets        227,610     45,924
Government Income/1/                        0     26,079

/1/  Commenced operations October 3, 1994.

For the year or periods ended September 30, 1994, PIMC paid sub-advisory fees to the specified Portfolios' sub-advisers, after waivers, and such sub-advisers waived sub-advisory fees as follows:



                                         FEES PAID
PORTFOLIOS                               (AFTER WAIVERS)  WAIVERS
----------                               ---------------  -------

Money Market                             $        0       $479,008

Municipal Money Market                            0         85,703

U.S. Treasury Money Market                        0        140,886

Ohio Municipal Money Market                       0         24,962

Pennsylvania Municipal Money Market               0         42,110

North Carolina Municipal Money Market             0         27,768

Managed Income                            1,198,580        199,763

Tax-Free Income                                   0         33,359

Intermediate Government Bond                276,410        368,546

Ohio Tax-Free Income                              0         24,996

Pennsylvania Tax-Free Income                 33,198        160,456

Intermediate Bond                            97,470        138,685

Value Equity                              2,018,338        288,334

Growth Equity                               409,182         58,455

Small Cap Growth Equity                      55,825        101,371

Select Equity                               265,273         37,896

Index Equity                                 28,392        275,602

Small Cap Value Equity                      791,896              0

International Equity                      1,257,191        251,438
Balanced                                    409,420         79,849

Virginia Municipal Money Market/1/                0            992

International Emerging Markets/2/             6,723         14,153


/1/  Commenced operations July 25, 1994.

/2/  Commenced operations June 17, 1994.





     For the services it provides as investment adviser to the Index Master Portfolio, DFA is paid a monthly fee calculated as a percentage of average net assets of the Index Master Portfolio. For the fiscal years ending November 30, 1994, 1995 and 1996, the Index Master Portfolio paid advisory fees to DFA totalling $10,833, $18,816 and $________, respectively. The Index Equity Portfolio did not invest in the Index Master Portfolio until June 2, 1996.

     The predecessor portfolio to the New Jersey Tax-Free Income Portfolio was advised by Midlantic Bank from July 1, 1991 through December 31, 1995, and by BlackRock from January 1, 1996 through January 12, 1996. For the period from January 1, 1996 through January 12, 1996, the predecessor portfolio to the New Jersey Tax-Free Income Portfolio paid $20,165 in advisory fees to

BlackRock. For the period from March 1, 1995 through December 31, 1995 and for the fiscal years ended February 28, 1995 and 1994, the predecessor portfolio to the New Jersey Tax-Free Income Portfolio paid $496,305, $607,485 and $159,582, respectively, in investment advisory fees to Midlantic Bank pursuant to its prior investment advisory contract. In addition, during the period from March 1, 1995 through December 31, 1995 and during the fiscal years ended February 28, 1995 and 1994, Midlantic Bank waived $0, $2,451 and $318,099, respectively, in investment advisory fees. During the period from January 13, 1996 through January 31, 1996, the New Jersey Tax-Free Income Portfolio paid PAMG $12,779 in investment advisory fees, and PAMG waived $8,520 in investment advisory fees. During the period from January 13, 1996 through January 31, 1996, PAMG paid BlackRock $8,945 in sub-advisory fees with respect to the New Jersey Tax-Free Income Portfolio and BlackRock waived $5,964 in sub-advisory fees.

     The predecessor portfolio to the International Bond Portfolio was advised by Midlantic Bank from July 1, 1991 through December 31, 1995, and by PAMG from January 1, 1996 through February 12, 1996. For the period from February 1, 1996 through February 12, 1996, the predecessor portfolio to the International Bond Portfolio paid $_______ in advisory fees to PAMG, and PAMG waived advisory fees and reimbursed expenses totalling $______ and $______, respectively. For the period from February 1, 1996 through February 12, 1996, PAMG paid Morgan Grenfell $______ in sub-advisory fees with respect to the predecessor portfolio to the International Bond Portfolio, and Morgan Grenfell waived sub-advisory fees totalling $_______. For the period from January 1, 1996 through January 31, 1996, the predecessor portfolio to the International Bond Portfolio paid $24,832 in advisory fees to PAMG. For the period from January 1, 1996 through January 31, 1996, PAMG paid Morgan Grenfell $20,176 in sub-advisory fees with respect to the predecessor portfolio to the International Bond Portfolio. For the period from March 1, 1995 through December 31, 1995 and for the fiscal years ended February 28, 1995 and 1994, the predecessor portfolio to the International Bond Portfolio paid $305,176, $361,620 and $346,865, respectively, in investment advisory fees to Midlantic Bank pursuant to its prior investment advisory contract.


     The predecessor portfolio to the New Jersey Municipal Money Market Portfolio was advised by Midlantic Bank from July 1, 1991 through December 31, 1995, and by PIMC from January 1, 1996 through January 12, 1996. For the period from January 1, 1996 through January 12, 1996, the predecessor portfolio to the New Jersey Municipal Money Market Portfolio paid $8,000 in advisory fees to PIMC. For the period from March 1, 1995 through December 31, 1995 and for the fiscal years ended February 28, 1995 and 1994, the predecessor portfolio to the New Jersey Municipal Money Market Portfolio paid $155,696, $158,240 and $158,536, respectively, in investment advisory fees to Midlantic Bank pursuant to its prior investment advisory contract. During the period from January 13, 1996 through January 31, 1996, the New Jersey Municipal Money Market Portfolio paid PIMC $2,128 in investment advisory fees, and PIMC waived $13,826 in investment advisory fees. During the period from January 13, 1996 through January 31, 1996, PNC Bank waived all of the sub-advisory fees (in the amount of $1,125) with respect to the New Jersey Municipal Money Market Portfolio.


     The predecessor portfolio to the Core Bond Portfolio was advised by BlackRock. For the period from July 1, 1995 through January 12, 1996, the predecessor portfolio to the Core Bond Portfolio paid BlackRock $53,125 in investment advisory fees and BlackRock waived $21,255 in investment advisory fees. For the fiscal years ended June 30, 1995 and 1994, BlackRock waived its investment advisory fee with respect to the predecessor portfolio to the Core Bond Portfolio in the amounts of $56,894 and $34,010, respectively, and reimbursed expenses amounting to $137,364 and $137,179, respectively. During the period from January 13, 1996 through March 31, 1996, the Core Bond Portfolio paid PAMG $182,709 in investment advisory fees, and PAMG waived $121,806 in investment advisory fees. During the period from January 13, 1996 through March 31, 1996, PAMG paid BlackRock $127,896 in sub-advisory fees with respect to the Core Bond Portfolio, and BlackRock waived $85,264 in sub-advisory fees.


     The predecessor portfolio to the Low Duration Bond Portfolio was advised by BlackRock. For the period from July 1, 1995 through January 12, 1996, the predecessor portfolio to the Low Duration Bond Portfolio paid BlackRock $56,481 in investment advisory fees and BlackRock waived $11,186 in investment advisory fees. For the fiscal years ended June 30, 1995 and 1994, BlackRock waived its investment advisory fee with respect to the predecessor portfolio to the Low Duration Bond Portfolio in the amounts of $102,707 and $110,232, respectively, and reimbursed expenses amounting to $61,195 and $55,582, respectively. During the period from January 13, 1996 through March 31, 1996, the Low Duration Bond Portfolio paid PAMG $149,488 in investment advisory fees, and PAMG waived $99,659 in investment advisory fees. During the period from January 13, 1996 through March 31, 1996, PAMG paid BlackRock $104,642 in sub-advisory fees with respect to the Low Duration Bond Portfolio, and BlackRock waived $69,761 in sub-advisory fees.

     ADMINISTRATION AGREEMENTS. CCG, PFPC and CDI serve as the Fund's co-administrators pursuant to administration agreements (collectively, the "Administration Agreement"). PFPC and CDI have agreed to maintain office facilities for the Fund, furnish the Fund with statistical and research data, clerical, accounting, and bookkeeping services, and certain other services required by the Fund.

     CCG serves as an Administrator to the Fund pursuant to a Co-Administration Agreement. Under the Co-Administration Agreement, CCG is responsible for: (i) the supervision and coordination of the performance of the Fund's service providers; (ii) the negotiation of service contracts and arrangements between the Fund and its service providers; (iii) acting as liaison between the trustees of the Fund and the Fund's service providers; and (iv) providing ongoing business management and support services in connection with the Fund's operations.

     The Administration Agreement provides that CCG, PFPC and CDI will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or a Portfolio in connection with the performance of the Administration Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard of their respective duties and obligations thereunder.


     PFPC serves as the administrative services agent for the Index Master Portfolio pursuant to an Administration and Accounting Services Agreement. The services provided by PFPC are subject to supervision by the executive officers and the Board of Trustees of the Trust, and include day-to-day keeping and maintenance of certain records, calculation of the offering price of the shares, preparation of reports and acting as liaison with the Trust's custodians and dividend and disbursing agents. For its services, PFPC is entitled to compensation from the Index Master Portfolio at the annual rate of .015% of the Index Master Portfolio's average daily net assets. In addition, PFPC charges each investor in the Index Master Portfolio a monthly fee of $2,600.


     From February 1, 1993 until January 13, 1996, PFPC and Provident Distributors, Inc. ("PDI") served as co-administrators to the Fund. CCG became an Administrator to the Fund on December ____, 1995. For the period from October 1, 1995 through January 13, 1996, the Fund paid CCG, PFPC and PDI combined administration fees (after waivers), and CCG, PFPC and PDI waived combined administration fees and reimbursed expenses, as follows:


                               FEES PAID
                               (AFTER                REIMBURSE
PORTFOLIOS                     WAIVERS)    WAIVERS   -MENTS
----------                     ---------   -------   ---------

Money Market

Municipal Money Market

U.S. Treasury Money Market

Ohio Municipal Money Market


                               FEES PAID
                               (AFTER                REIMBURSE
PORTFOLIOS                     WAIVERS)    WAIVERS   -MENTS
----------                     ---------   -------   ---------


Pennsylvania Municipal
 Money Market

North Carolina Municipal
 Money Market

Virginia Municipal Money
 Market

Managed Income

Government Income

Tax-Free Income

Intermediate Government
 Bond

Ohio Tax-Free Income

Pennsylvania Tax-Free
 Income

Intermediate Bond

Value Equity

Growth Equity

Small Cap Growth Equity

Select Equity

Index Equity

Small Cap Value Equity

International Equity

International Emerging
 Markets
Balanced


     For the period form January 14, 1996 (February 1, 1996 in the case of the New Jersey Tax-Free Income and New Jersey Municipal Money Market Portfolios; February 13, 1996 in the case of the International Bond Portfolio; and April 1, 1996 in the case of the Core Bond and Low Duration Bond Portfolios) through September 30, 1996, the Fund paid the Administrators combined administration fees (after waivers), and the Administrators waived combined administration fees and reimbursed expenses as follows:



                               FEES PAID
                               (AFTER                 REIMBURSE-
PORTFOLIOS                     WAIVERS)    WAIVERS    MENTS
----------                     ---------   -------    ------------


Money Market

Municipal Money Market

U.S. Treasury Money Market

Ohio Municipal Money Market



                               FEES PAID
                               (AFTER                 REIMBURSE-
PORTFOLIOS                     WAIVERS)    WAIVERS    MENTS
----------                     ---------   -------    ------------

Pennsylvania Municipal
 Money Market

North Carolina Municipal
 Money Market

Virginia Municipal Money
 Market

New Jersey Municipal Money
 Market

Managed Income

Government Income

Tax-Free Income

Intermediate Government
 Bond

Ohio Tax-Free Income

Pennsylvania Tax-Free
 Income

Intermediate Bond

New Jersey Tax-Free Income

International Bond

Core Bond

Low Duration Bond

Value Equity

Growth Equity

Small Cap Growth Equity

Select Equity

Index Equity

Small Cap Value Equity

International Equity

International Emerging
 Markets
Balanced



     For the year or periods ended September 30, 1995, the Fund paid PFPC and PDI combined administration fees (after waivers), and PFPC and PDI waived combined administration fees and reimbursed expenses, as follows:



                                 FEES PAID
                                  (AFTER                 REIMBURSE-
PORTFOLIOS                        WAIVERS)    WAIVERS    MENTS
----------                       ---------    -------    ------------


Money Market                    $1,686,008   $200,348         $     0

Municipal Money Market             208,246    162,303               0



                               FEES PAID
                               (AFTER
PORTFOLIOS                     WAIVERS)    WAIVERS    REIMBURSEMENTS
----------                     ---------   -------    --------------

U.S. Treasury Money Market        631,041    281,107            0

Ohio Municipal Money Market        43,263     55,100            0

Pennsylvania Municipal
 Money Market                     322,632    200,313            0


North Carolina Municipal
 Money Market                      24,058    114,630        1,666


Managed Income                    751,452    267,310

Tax-Free Income                         0     19,868        2,132

Intermediate Government           244,417    135,117
 Bond

Ohio Tax-Free Income                    0     16,817        8,950

Pennsylvania Tax-Free
 Income                            68,050     51,546            0


Intermediate Bond                 139,960    131,323            0

Value Equity                    1,083,967    187,474            0

Growth Equity                     360,966     72,170            0

Small Cap Growth Equity           238,595     36,310            0

Select Equity                     288,666     57,058            0

Index Equity                       96,814    316,163            0

Small Cap Value Equity            359,637     97,592            0

International Equity              689,601    107,601            0

Balanced                          216,630    104,752            0

Virginia Municipal Money
 Market                                 0     28,354       11,986


International Emerging
 Markets                           41,383      8,350            0

Government Income/1/                    0     14,903       15,973


/1/  Commenced operations October 3, 1994.

     For the year or periods ended September 30, 1994, the Fund paid PFPC and PDI combined administration fees (after waivers), and PFPC and PDI waived combined administration fees and reimbursed expenses, as follows:



                               FEES PAID
                               (AFTER
PORTFOLIOS                     WAIVERS)    WAIVERS    REIMBURSEMENTS
----------                     ---------   -------    --------------


Money Market                  $  803,349   $541,066      $     0

Municipal Money Market            42,931    214,178            0

U.S. Treasury Money Market       132,901    289,756            0

Ohio Municipal Money
 Market                            2,241     72,646        6,887



                                 FEES PAID
                                 (AFTER
PORTFOLIOS                       WAIVERS)        WAIVERS       REIMBURSEMENTS
----------                       ---------       -------       --------------


Pennsylvania Municipal
 Money Market                     11,758       114,573              6,340


North Carolina Municipal
 Money Market                          0        83,304              8,934


Managed Income                   521,204       277,849                  0

Tax-Free Income                        0        19,062             14,359

Intermediate Government          186,742       181,804                  0
 Bond

Ohio Tax-Free Income                   0     14,284          14,199

Pennsylvania Tax-Free
 Income                           19,858     90,020           3,858


Intermediate Bond                 52,518     82,428               0

Value Equity                   1,075,209     61,908               0

Growth Equity                    128,262    105,557               0

Small Cap Growth Equity           20,166     58,432               0

Select Equity                     52,164     99,421               0

Index Equity                      27,115    378,211               0

Small Cap Value Equity           354,486     41,462               0

International Equity             502,876          0               0

Balanced                         125,112    119,522               0

Virginia Municipal Money
 Market/1/                             0      2,975           1,605

International Emerging
 Markets/2/                        1,259      2,537               0


/1/  Commenced operations July 25, 1994.

/2/  Commenced operations June 17, 1994.




     The predecessor portfolios to the New Jersey Municipal Money Market, International Bond and New Jersey Tax-Free Income Portfolios received administrative services from SEI Financial Management Corporation ("SEI"). During the period from March 1, 1995 through January 12, 1996 and during the fiscal years ended February 28, 1995 and 1994, the predecessor portfolio to the New Jersey Municipal Money Market Portfolio paid $73,663, $44,863 and $43,497,respectively in administration fees to SEI pursuant to the prior administration agreement, and SEI waived $0, $26,345 and $27,844, respectively, in administration fees. During the period from January 13, 1996 through January 31, 1996, the New Jersey Municipal Money Market Portfolio paid the Administrators $3,050 in administration fees, and the Administrators waived $3,691 in administration fees. During the period from March 1, 1995 through January 12, 1996 and during the fiscal years ended February 28, 1995 and 1994, the predecessor portfolio to the New Jersey Tax-Free Income Portfolio paid $154,232, $105,029 and $79,454, respectively, in administrative fees to SEI pursuant to the prior administration agreement, and SEI waived $4, $77,951 and $63,850, respectively, in administrative fees. During the period from January 13, 1996 through January 31, 1996, the New Jersey Tax-Free Income Portfolio paid the Administrators $4,443 in administration fees, and the Administrators waived $5,347 in administration fees. During the period from March 1, 1995 through January 12, 1996 and during the fiscal years ended February 28, 1995 and 1994, the predecessor portfolio to the International Bond Portfolio paid $77,924, $81,364 and $78,033, respectively, in administrative fees to SEI pursuant to the prior administration agreement. During the period from January 13, 1996 through January 31, 1996, the predecessor portfolio to the International Bond Portfolio paid the Administrators $2,141 in administrative fees. During the period from February 1, 1996 through February 12, 1996, the predecessor portfolio to the International Bond Portfolio paid the Administrators $_______ in administrative fees, and the Administrators waived fees and reimbursed expenses totalling $_______ and $______, respectively.


     The predecessor portfolios to the Low Duration Bond and Core Bond Portfolios received administrative services from State Street Bank and Trust Company ("State Street"). During the period from July 1, 1995 through January 12, 1996 and during the fiscal years ended June 30, 1995 and 1994, the predecessor portfolio to the Core Bond Portfolio paid $29,752, 73,257 and $40,261, respectively, in administrative fees to State Street pursuant to the prior administration agreement, and State Street waived $0, $0 and $32,500, respectively, in administrative fees. During the period from January 13, 1996 through March 31, 1996, the Core Bond Portfolio paid the Administrators $79,269 in administration fees, and the Administrators waived $60,808 in administration fees. During the period from July 1, 1995 through January 12, 1996 and during the fiscal years ended June 30, 1995 and 1994, the predecessor portfolio to the Low Duration Bond Portfolio paid $31,578, $69,234 and $79,160, respectively, in administrative fees to State Street pursuant to the prior administration agreement. During the period from January 13, 1996 through March 31, 1996, the Low Duration Bond Portfolio paid the Administrators $74,552 in administration fees, and the Administrators waived $40,055 in administration fees.

     CUSTODIAN AND TRANSFER AGENCY AGREEMENTS. PNC Bank is custodian of the Fund's assets pursuant to a custodian agreement (the "Custodian Agreement"). Under the Custodian Agreement, PNC Bank or a sub-custodian (i) maintains a separate account or accounts in the name of each Portfolio, (ii) holds and transfers portfolio securities on account of each Portfolio, (iii) accepts receipts and makes disbursements of money on behalf of each Portfolio, (iv) collects and receives all income and other payments and distributions on account of each Portfolio's securities and (v) makes periodic reports to the Board of Trustees concerning each Portfolio's operations. PNC Bank is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that, with respect to sub-custodians other than sub-custodians for foreign securities, PNC Bank remains responsible for the performance of all its duties under the Custodian Agreement and holds the Fund harmless from the acts and omissions of any sub-custodian. The Chase Manhattan Bank, N.A., State Street Bank and Trust Company, Barclays Bank PLC and Citibank, N.A. serve as the international sub-custodians for various Portfolios of the Fund.


     For its services to the Fund under the Custodian Agreement, PNC Bank receives a fee which is calculated based upon each investment portfolio's average gross assets, with a minimum monthly fee of $1,000 per investment portfolio. PNC Bank is also entitled to out-of-pocket expenses and certain transaction charges. PNC Bank has undertaken to waive its custody fees with respect to the Index Equity Portfolio, which invests substantially all of its assets in the Index Master Portfolio.

     PFPC, an affiliate of PNC Bank, serves as the transfer and dividend disbursing agent for the Fund pursuant to a Transfer Agency Agreement (the "Transfer Agency Agreement"), under which PFPC (i) issues and redeems Service, Investor, and Institutional classes of shares in each Portfolio, (ii) addresses and mails all communications by each Portfolio to record owners of its shares, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Board of Trustees concerning the operations of each Portfolio. PFPC may, on 30 days' notice to the Fund, assign its duties as transfer and dividend disbursing agent to any other affiliate of PNC Bank Corp. For its services with respect to the Fund's Institutional and Service Shares under the Transfer Agency Agreement, PFPC receives fees at the annual rate of .03% of the average net asset value of outstanding Institutional and Service Shares in each Portfolio, plus per account fees and disbursements. For its services under the Transfer Agency Agreement with respect to Investor Shares, PFPC receives per account fees, with minimum annual fees of $24,000 for each Portfolio, plus disbursements.


     PNC Bank serves as the Trust's custodian and PFPC serves as the Trust's transfer and dividend disbursing agent. The Index Equity Portfolio bears its pro rata portion of the Index

Master Portfolio's custody and transfer and dividend disbursing fees and expenses.

     DISTRIBUTOR AND DISTRIBUTION AND SERVICE PLAN. The Fund has entered into a distribution agreement with the Distributor under which the Distributor, as agent, offers shares of each Portfolio on a continuous basis. The Distributor has agreed to use appropriate efforts to effect sales of the shares, but it is not obligated to sell any particular amount of shares.

     Pursuant to the Fund's Amended and Restated Distribution and Service Plan (the "Plan"), the Fund may pay the Distributor and/or CCG or any other affiliate of PNC Bank fees for distribution and sales support services. Currently, as described further below, only Investor A Shares, Investor B Shares and Investor C Shares bear the expense of distribution fees under the Plan. In addition, the Fund may pay CCG fees for the provision of personal services to shareholders and the processing and administration of shareholder accounts. CCG, in turn, determines the amount of the service fee and shareholder processing fee to be paid to brokers, dealers, financial institutions and industry professionals (collectively, "Service Organizations"). The Plan provides, among other things, that: (i) the Board of Trustees shall receive quarterly reports regarding the amounts expended under the Plan and the purposes for which such expenditures were made; (ii) the Plan will continue in effect for so long as its continuance is approved at least annually by the Board of Trustees in accordance with Rule 12b-1 under the 1940 Act; (iii) any material amendment thereto must be approved by the Board of Trustees, including the trustees who are not "interested persons" of the Fund (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement entered into in connection with the Plan (the "12b-1 Trustees"), acting in person at a meeting called for said purpose; (iv) any amendment to increase materially the costs which any class of shares may bear for distribution services pursuant to the Plan shall be effective only upon approval by a vote of a majority of the outstanding shares of such class and by a majority of the 12b-1 Trustees; and (v) while the Plan remains in effect, the selection and nomination of the Fund's trustees who are not "interested persons" of the Fund shall be committed to the discretion of the Fund's non-interested trustees.


     The Plan is terminable as to any class of Shares without penalty at any time by a vote of a majority of the 12b-1 Trustees, or by vote of the holders of a majority of the shares of such class.

     With respect to Investor A Shares, the front-end sales charge and the distribution fee payable under the Plan (at a maximum annual rate of .10% of the average daily net asset value of each Portfolio's outstanding Investor A Shares) are used to pay commissions and other fees payable to Service Organizations and other broker/dealers who sell Investor A Shares.

     With respect to Investor B Shares, Service Organizations and other broker/dealers receive commissions from the Distributor for selling Investor B Shares, which are paid at the time of the sale. The distribution fees payable under the Plan (at a maximum annual rate of .75% of the average daily net asset value of each Portfolio's outstanding Investor B Shares) are intended to cover the expense to the Distributor of paying such up-front commissions, and the contingent deferred sales charge is calculated to charge the investor with any shortfall that would occur if Investor B Shares are redeemed prior to the expiration of the conversion period, after which Investor B Shares automatically convert to Investor A Shares.


     With respect to Investor C Shares, Service Organizations and other broker/dealers receive commissions from the Distributor for selling Investor C Shares, which are paid at the time of the sale. The distribution fees payable under the Plan (at a maximum annual rate of .75% of the average daily net asset value of each Portfolio's outstanding Investor C Shares) are intended to cover the expense to the Distributor of paying such up-front commissions, as well as to cover ongoing commission payments to the broker/dealers. The contingent deferred sales charge is calculated to charge the investor with any shortfall that would occur if Investor C Shares are redeemed within 18 months of purchase.

     In addition, the Plan permits CDI, PAMG, the Administrators and other companies that receive fees from the Fund to make payments relating to distribution and sales support activities out of their past profits or other sources available to them. The Fund is not required or permitted under the Plan to make distribution payments with respect to Service or Institutional Shares.


     Service Organizations may charge their clients additional fees for account-related services.


     The Fund intends to enter into service arrangements with Service Organizations pursuant to which Service Organizations will render certain support services to their customers ("Customers") who are the beneficial owners of Service, Investor A, Investor B and Investor C Shares. Such services will be provided to Customers who are the beneficial owners of Shares of such classes and are intended to supplement the services provided by the Fund's Administrators and transfer agent to the Fund's shareholders of record. In consideration for payment of a service fee of up to .25% (on an annualized basis) of the average daily net asset value of the Investor A, Investor B and Investor C Shares owned beneficially by their Customers and .15% (on an annualized basis) of the average daily net asset value of the Service Shares beneficially owned by their Customers, Service Organizations may provide general shareholder liaison services, including, but not limited to (i) answering customer inquiries regarding account status and history, the manner in which purchases, exchanges and redemptions of shares may be effected and certain other matters pertaining to the Customers' investments; and (ii) assisting Customers in designating and changing dividend options, account designations and addresses. In consideration for payment of a shareholder processing fee of up to a separate .15% (on an annualized basis) of the average daily net asset value of Service, Investor A, Investor B and Investor C Shares owned beneficially by their Customers, Service Organizations may provide one or more of these additional services to such
Customers: (i) providing necessary personnel and facilities to establish and maintain Customer accounts and records; (ii) assistance in aggregating and processing purchase, exchange and redemption transactions; (iii) placement of net purchase and redemption orders with the Distributor; (iv) arranging for wiring of funds; (v) transmitting and receiving funds in connection with Customer orders to purchase or redeem shares; (vi) processing dividend payments;
(vii) verifying and guaranteeing Customer signatures in connection with redemption orders and transfers and changes in Customer-designated accounts, as necessary; (viii) providing periodic statements showing Customers' account balances and, to the extent practicable, integrating such information with other Customer transactions otherwise effected through or with a Service Organization;
(ix) furnishing (either separately or on an integrated basis with other reports sent to a shareholder by a Service Organization) monthly and year-end statements and confirmations of purchases, exchanges and redemptions; (x) transmitting on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to Customers; (xi) receiving, tabulating and transmitting to the Fund proxies executed by Customers with respect to shareholder meetings; (xii) providing subaccounting with respect to shares beneficially owned by Customers or the information to the Fund necessary for subaccounting; (xiii) providing sub-transfer agency services; and (xiv) providing such other similar services as the Fund or a Customer may request.


     For the twelve months ended September 30, 1996, the Portfolios' share classes bore the following distribution, shareholder service and shareholder processing fees under the Portfolios' current and prior plans:



                                     DISTRIBUTION    SHAREHOLDER  SHAREHOLDER
PORTFOLIOS - INVESTOR A SHARES           FEE         SERVICE FEE  PROCESSING FEE
------------------------------       ------------    -----------  --------------

MONEY MARKET

Municipal Money Market

U.S. Treasury Money Market

Ohio Municipal Money Market

Pennsylvania Municipal Money
 Market

New Jersey Municipal Money
 Market

North Carolina Municipal Money
 Market

Virginia Municipal Money Market

Low Duration Bond

Core Bond

Managed Income

Intermediate Government Bond

Tax-Free Income

Government Income

International Bond

Ohio Tax-Free Income

Pennsylvania Tax-Free Income

New Jersey Tax-Free Income

Intermediate Bond

Value Equity

Growth Equity

Small Cap Growth Equity

Select Equity

Index Equity

Small Cap Value Equity

International Equity

Balanced

International Emerging Markets
Government Income

                                   DISTRIBUTION      SHAREHOLDER  SHAREHOLDER
PORTFOLIOS - INVESTOR B SHARES          FEES         SERVICE FEE  PROCESSING FEE
------------------------------     ------------      -----------  --------------
[S]                                 [C]              [C]           [C]
MONEY MARKET

Municipal Money Market

U.S. Treasury Money Market

Ohio Municipal Money Market

Pennsylvania Municipal Money
 Market

New Jersey Municipal Money
 Market

North Carolina Municipal Money
 Market

Virginia Municipal Money Market

Low Duration Bond Core Bond

Managed Income

Intermediate Government Bond

Tax-Free Income

Government Intermediate
 International Bond

Ohio Tax-Free Income

Pennsylvania Tax-Free Income

New Jersey Tax-Exempt Income

Intermediate Bond

Value Equity

Growth Equity

Small Cap Growth Equity

Select Equity

Index Equity

Small Cap Value Equity

International Equity

Balanced

International Emerging Markets
Government Income

                                   DISTRIBUTION      SHAREHOLDER  SHAREHOLDER
PORTFOLIOS - INVESTOR C SHARES          FEES         SERVICE FEE  PROCESSING FEE
---------------------------------  ------------      -----------  --------------

MONEY MARKET

Municipal Money Market

U.S. Treasury Money Market

Ohio Municipal Money Market

Pennsylvania Municipal Money
 Market

New Jersey Municipal Money
 Market

North Carolina Municipal Money
 Market

Virginia Municipal Money Market

Low Duration Bond Core Bond

Managed Income

Intermediate Government Bond

Tax-Free Income

Government Intermediate
 International Bond

Ohio Tax-Free Income

Pennsylvania Tax-Free Income

New Jersey Tax-Exempt Income

Intermediate Bond

Value Equity

Growth Equity

Small Cap Growth Equity

Select Equity

Index Equity

Small Cap Value Equity

International Equity

Balanced

International Emerging Markets
Government Income




                                   DISTRIBUTION      SHAREHOLDER  SHAREHOLDER
PORTFOLIOS - SERVICE SHARES             FEES         SERVICE FEE  PROCESSING FEE
---------------------------        ------------      -----------  --------------

MONEY MARKET

Municipal Money Market

U.S. Treasury Money Market

Ohio Municipal Money Market

Pennsylvania Municipal Money
 Market

New Jersey Municipal Money
 Market

North Carolina Municipal Money
 Market

Virginia Municipal Money Market

Low Duration Bond Core Bond

Managed Income

Intermediate Government Bond

Tax-Free Income

Government Intermediate
 International Bond

Ohio Tax-Free Income

Pennsylvania Tax-Free Income

New Jersey Tax-Exempt Income

Intermediate Bond

Value Equity

Growth Equity

Small Cap Growth Equity

Select Equity

Index Equity

Small Cap Value Equity

International Equity

Balanced

International Emerging Markets
Government Income

                                   DISTRIBUTION      SHAREHOLDER  SHAREHOLDER
PORTFOLIOS - INSTITUTIONAL              FEES         SERVICE FEE  PROCESSING FEE
--------------------------              ----         -----------  --------------
SHARES
------


MONEY MARKET

Municipal Money Market

U.S. Treasury Money Market

Ohio Municipal Money Market

Pennsylvania Municipal Money
 Market

New Jersey Municipal Money
 Market

North Carolina Municipal Money
 Market

Virginia Municipal Money Market

Low Duration Bond Core Bond

Managed Income

Intermediate Government Bond

Tax-Free Income

Government Intermediate
 International Bond

Ohio Tax-Free Income

Pennsylvania Tax-Free Income

New Jersey Tax-Exempt Income

Intermediate Bond

Value Equity

Growth Equity

Small Cap Growth Equity

Select Equity

Index Equity

Small Cap Value Equity

International Equity

Balanced

International Emerging Markets
Government Income

                                   EXPENSES


     Expenses are deducted from the total income of each Portfolio before dividends and distributions are paid. These expenses include, but are not limited to, fees paid to PAMG and the Administrators, transfer agency fees, fees and expenses of officers and trustees who are not affiliated with PAMG, the Distributor or any of their affiliates, taxes, interest, legal fees, custodian fees, auditing fees, distribution fees, shareholder processing fees, shareholder servicing fees, fees and expenses in registering and qualifying the Portfolios and their shares for distribution under federal and state securities laws, expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information to existing shareholders, expenses relating to shareholder reports, shareholder meetings and proxy solicitations, fidelity bond and trustees and officers liability insurance premiums, the expense of independent pricing services and other expenses which are not expressly assumed by PAMG or the Fund's service providers under their agreements with the Fund. Any general expenses of the Fund that do not belong to a particular investment portfolio will be allocated among all investment portfolios by or under the direction of the Board of Trustees in a manner the Board determines to be fair and equitable.



     PAMG and the sub-advisers expect to waive voluntarily a portion of their respective advisory and sub-advisory fees during the Portfolios' current fiscal year. In addition, if the total expenses borne by any Portfolio in a fiscal year exceed the expense limitations imposed by applicable state securities regulations, PAMG, the respective sub-adviser and the Administrators will bear the amount of the excess to the extent required by such regulations in proportion to the advisory and administration fees otherwise payable to them for such year.


                             PORTFOLIO TRANSACTIONS

     In executing portfolio transactions, the adviser and sub-advisers seek to obtain the best price and execution for a Portfolio, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. While the adviser and sub-advisers generally seek reasonably competitive commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions. Payments of commissions to brokers who are affiliated persons of the Fund, or the Trust with respect to the Index Master Portfolio, (or affiliated persons of such persons) will be made in accordance with Rule 17e-1 under the 1940 Act. With respect to the Index Master Portfolio, commissions paid on such transactions would be commensurate with the rate of commissions paid on similar transactions to brokers that are not so affiliated.

     No Portfolio has any obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The adviser and sub-advisers may, consistent with the interests of a Portfolio, select brokers on the basis of the research, statistical and pricing services they provide to a Portfolio and the adviser's or sub-adviser's other clients. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the adviser and sub-advisers under their respective contracts. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the adviser or sub-adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the adviser or sub-adviser to a Portfolio and its other clients and that the total commissions paid by a Portfolio will be reasonable in relation to the benefits to a Portfolio over the long-term. With respect to the Index Master Portfolio, it will seek to acquire and dispose of securities in a manner which would cause as little fluctuation in the market prices of stocks being purchased or sold as possible in light of the size of the transactions being effected, and brokers will be selected with this goal in view. DFA monitors the performance of brokers which effect transactions for the Index Master Portfolio to determine the effect that the Index Master Portfolio's trading has on the market prices of the securities in which they invest. DFA also checks the rate of commission being paid by the Index Master Portfolio to its brokers to ascertain that they are competitive with those charged by other brokers for similar services. Transactions also may be placed with brokers who provide DFA with investment research, such as reports concerning individual issuers, industries and general economic and financial trends and other research services. The Investment Management Agreement permits DFA knowingly to pay commissions on such transactions which are greater than another broker might charge if DFA, in good faith, determines that the commissions paid are reasonable in relation to the research or brokerage services provided by the broker or dealer when viewed in terms of either a particular transaction or DFA's overall responsibilities to the Trust.

     Commission rates for brokerage transactions on foreign stock exchanges are generally fixed. In addition, the adviser or sub-adviser may take into account the sale of shares of the Fund in allocating purchase and sale orders for portfolio securities to brokers (including brokers that are affiliated with them or Distributor).


     For the year or period ended September 30, 1996, the following Portfolios paid brokerage commissions as follows:




PORTFOLIOS                 BROKERAGE COMMISSIONS
----------                 ---------------------
Value Equity                       $

Growth Equity


PORTFOLIOS                 BROKERAGE COMMISSIONS
----------                 ---------------------
Small Cap Growth Equity

Select Equity

Index Equity

Small Cap Value Equity

International Equity

Balanced
International Emerging Markets


     For the year or period ended September 30, 1995, the following Portfolios paid brokerage commissions as follows:


PORTFOLIOS                                BROKERAGE COMMISSIONS
----------                                ---------------------
Value Equity                                    $  364,680

Growth Equity                                      356,156

Small Cap Growth Equity                             88,691

Select Equity                                      341,935

Index Equity                                        73,946

Small Cap Value Equity                             251,396

International Equity                             2,667,245

  Balanced                                         144,451

International Emerging Markets                     356,727


     For the year or period ended September 30, 1994, the following Portfolios paid brokerage commissions as follows:

PORTFOLIOS                                BROKERAGE COMMISSIONS
----------                                ---------------------

Value Equity                                    $  431,232

Growth Equity                                      530,428

Small Cap Growth Equity                             62,339

Select Equity                                      156,700

Index Equity                                        47,190

Small Cap Value Equity                             185,560

International Equity                             1,031,631

Balanced                                           164,460
International Emerging Markets                      32,367

     For the Index Master Portfolio's fiscal years ended November 30, 1994, 1995, and 1996, the Index Master Portfolio paid brokerage commissions totalling $10,610, $15,289 and $_________, respectively.

     Over-the-counter issues, including corporate debt and U.S. Government securities, are normally traded on a "net" basis without a stated commission, through dealers acting for their own account and not as brokers. The Portfolios will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer with respect to both foreign and domestic securities will generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer's normal profit.

     Purchases of money market instruments by a Portfolio are made from dealers, underwriters and issuers. The Portfolios do not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer. Each Money Market Portfolio intends to purchase only securities with remaining maturities of 13 months or less as determined in accordance with the rules of the SEC. As a result, the portfolio turnover rates of a Money Market Portfolio will be relatively high. However, because brokerage commissions will not normally be paid with respect to investments made by a Money Market Portfolio, the turnover rates should not adversely affect the Portfolio's net asset values or net income.

     Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.

     The adviser or sub-advisers may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from a Portfolio prior to maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that a Portfolio's anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that a Portfolio would incur a capital loss in liquidating commercial paper, especially if interest rates have risen since acquisition of the particular commercial paper.

     Investment decisions for each Portfolio and for other investment accounts managed by the adviser or sub-advisers are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount in a manner deemed equitable to each such account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Portfolio is concerned, in other cases it could be beneficial to a Portfolio. A Portfolio will not purchase securities during the existence of any underwriting or selling group relating to such securities of which PAMG, PIMC, BlackRock, PNC Bank, PCM, PEAC, Morgan Grenfell, CastleInterna-tional, the Administrators, the Distributor or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Board of Trustees in accordance with Rule 10f-3 under the 1940 Act. In no instance will portfolio securities be purchased from or sold to PAMG, PIMC, BlackRock, PNC Bank, PCM, PEAC, Morgan Grenfell, CastleInternational, the Administrators, the Distributor or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law.

     The portfolio turnover rate of a Portfolio is calculated by dividing the lesser of a Portfolio's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities held by the Portfolio during the year. The Index Master Portfolio ordinarily will not sell portfolio securities except to reflect additions or deletions of stocks that comprise the S&P 500 Index, including mergers, reorganizations and similar transactions and, to the extent necessary, to provide cash to pay redemptions of the Index Master Portfolio's shares.


          The Fund is required to identify any securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Fund as of the end of its most recent fiscal year. As of September 30, 1996, the following Portfolios held the following securities:


PORTFOLIO              SECURITY                          VALUE
---------              --------                          -----

Money Market
------------
Bear, Stearns & Co.    Variable Rate Obligation    $
Goldman Sachs, LP      Variable Rate Obligation
Merrill Lynch & Co.    Medium Term Note
Merrill Lynch & Co.    Commercial Paper
Merrill Lynch & Co.    Variable Rate Obligation
Morgan Stanley & Co.   Repurchase Agreement


U.S. Treasury Money Market
--------------------------

Morgan Stanley & Co.   Repurchase Agreement
--------------------   --------------------

Managed Income
--------------
Salomon Brothers, Inc. Corporate Bond
Merrill Lynch & Co.    Corporate Bond
Morgan Stanley & Co.   Corporate Bond

Balanced
--------


Salomon Brothers, Inc. Corporate Bond
Merrill Lynch & Co.    Corporate Bond

Index Equity
------------

Salomon Brothers, Inc. Common Stock
Merrill Lynch & Co.    Common Stock

Short Government Bond
---------------------
Salomon Brothers, Inc. Common Stock
PaineWebber Group Inc. Common Stock

International Bond
------------------
Salomon Brothers, Inc. Common Stock
PaineWebber Group Inc. Common Stock

Government Income
-----------------
Merrill Lynch & Co.    Common Stock



                      PURCHASE AND REDEMPTION INFORMATION


        COMPUTATION OF PUBLIC OFFERING PRICES FOR INVESTOR A SHARES OF THE NON-MONEY MARKET PORTFOLIOS. An illustration of the computation of the public offering price per Investor A Share of the respective Non-Money Market Portfolios, based on the value of such Portfolios' net assets as of September 30, 1996, follows:

                                     TABLE
                                     -----

                                                                  Value       Growth        Small Cap                      Index
                                                                 Equity       Equity      Growth Equity  Select Equity     Equity
                                                                Portfolio    Portfolio      Portfolio      Portfolio     Portfolio
                                                                ---------  -------------  -------------  -------------  ------------

Net Assets....................................................  $          $              $              $              $

Outstanding
  Shares......................................................  =========  ==========     ==========     ==========     ============


Net Asset Value
  Per Share...................................................  $          $              $              $              $
Maximum Sales Charge,
 4.50% of offering price
 (4.71% of net asset
 value per share)/*/..........................................   $         $              $              $              $
                                                                  --------  ----------     ----------     ----------     ---------
Offering to Public............................................   $         $              $              $              $
                                                                  ========  ==========     ==========     ===========    ==========

----------
/*/ 3.00%/3.09% for Index Equity Portfolio.



                                                            Small
                                                            Cap Value      International                 Managed        Tax-Free
                                                            Equity         Equity         Balanced       Income         Income
                                                            Portfolio      Portfolio      Portfolio      Portfolio      Portfolio
                                                            ---------      ---------      ---------      ---------      ---------

Net Assets................................................  $              $              $              $              $

Outstanding
Shares....................................................
                                                            =========      =========      =========      =========      =========

Net Asset Value
Per Share.................................................  $              $              $              $              $

Maximum Sales Charge,
4.50% of offering price
(4.71% of net asset
value per share)/*/.......................................  $              $              $              $              $
                                                            ---------      ---------      ---------      ---------      ---------

Offering to Public........................................  $              $              $              $              $
                                                            =========      =========      =========      =========      =========
----------
/*/



                                                            Intermediate                  Pennsylvania   Low
                                                            Government     Ohio Tax-      Tax-Free       Duration       Intermediate

                                                            Bond           Free Income    Income         Bond           Bond
                                                            Portfolio      Portfolio      Portfolio      Portfolio      Portfolio
                                                            ---------      ---------      ---------      ---------      ---------

Net Assets................................................  $              $              $              $              $

Outstanding
Shares....................................................
                                                            =========      =========      =========      =========      =========


Net Asset Value
Per Share.................................................  $              $              $              $              $

Maximum Sales Charge,
4.00% of offering price
(4.17% of net asset
value per share)/*/.......................................  $              $              $              $              $
                                                            ---------      ---------      ---------      ---------      ---------

Offering to Public........................................  $              $              $              $              $
                                                            =========      =========      =========      =========      =========

-------------


/*/3.00%/3.09% for Low Duration Bond Portfolio; 5.00%/5.26% for International Equity Portfolio.



                                                                                          New Jersey
                                                             Government    International  Emerging       Tax-Free       Core
                                                             Income        Bond           Markets        Income         Bond
                                                             Portfolio     Portfolio      Portfolio      Portfolio      Portfolio
                                                             ---------     ---------      ---------      ---------      ---------
Net Assets................................................   $             $              $              $              $

Outstanding
Shares....................................................   $             $              $              $              $
                                                             =========     =========      =========      =========      =========
Net Asset Value
Per Share.................................................   $             $              $              $              $

Maximum Sales Charge,
4.00% of offering price
(4.17% of net asset
value per share)/*/.......................................   $             $              $              $              $
                                                             ---------     ---------      ---------      ---------      ---------


Offering to Public........................................    $            $              $              $              $
                                                              ==========   ============   ============   ============   ==========
--------------


/*/4.50%/4.71% for Government Income Portfolio; 5.00%/5.26% for International Bond and International Emerging Markets Portfolios.


               Mid Cap   Mid Cap
               Value     Growth
               Equity    Equity

                            Portfolio  Portfolio
                            ---------  ---------

Net Assets................  $          $

Outstanding
 Shares...................
                            ========   ========
Net Asset Value
 Per Share................  $          $
Maximum Sales Charge,
 4.50% of offering price
 (4.71% of net asset
 value per share).........  $          $
                            --------   --------
Offering to Public........  $          $
                            ========   ========


Total front-end sales charges paid by shareholders of Investor A Shares of the Portfolios for the year or period ended September 30, 1996 were as follows:




PORTFOLIOS                        FRONT-END SALES CHARGES
----------                        -----------------------
Managed Income                               $


Tax-Free Income

Intermediate Government Bond

Ohio Tax-Free Income

Pennsylvania Tax-Free Income

Intermediate Bond

Value Equity

Growth Equity

Small Cap Growth Equity

Select Equity

Index Equity

Small Cap Value Equity

International Equity

Balanced

International Emerging Markets

Government Income

Total front-end sales charges paid by shareholders of Investor A Shares of the Portfolios for the year or period ended September 30, 1995 were as follows:


PORTFOLIOS                        FRONT-END SALES CHARGES
----------                        -----------------------

Managed Income                            $ 37,132


PORTFOLIOS                                FRONT-END SALES CHARGES
----------                                -----------------------

Tax-Free Income                                     8,850

Intermediate Government Bond                       42,765

Ohio Tax-Free Income                                2,725

Pennsylvania Tax-Free Income                      121,089

Intermediate Bond                                   1,513

Value Equity                                       68,289

Growth Equity                                      47,859

Small Cap Growth Equity                            77,356

Select Equity                                      34,761

Index Equity                                       51,229

Small Cap Value Equity                             61,709

International Equity                               83,938

Balanced                                          144,255

International Emerging Markets                     24,915

Government Income                                  69,712


Total front-end sales charges paid by shareholders of Investor A Shares of the Portfolios for the year or period ended September 30, 1994 were as follows:


PORTFOLIOS                                FRONT-END SALES CHARGES
----------                                -----------------------

Managed Income                                 $  150,150

Tax-Free Income                                $   37,504

Intermediate Government Bond                       50,694

Ohio Tax-Free Income                               64,596

Pennsylvania Tax-Free Income                      678,464

Intermediate Bond                                   2,124

Value Equity                                      195,675

Growth Equity                                      81,496

Small Cap Growth Equity                            44,054

Select Equity                                      17,550

Index Equity                                       38,454

Small Cap Value Equity                            230,590

International Equity                              303,547

Balanced                                        1,213,056

International Emerging Markets                    130,755


          For the period from January 13, 1996 through January 31, 1996, the total front-end sales charges paid by the shareholders of Investor A Shares of the New Jersey Tax-Free Income Portfolio were $435. For the period from January 13, 1996 through March 31, 1996, the total front-end sales charges paid by the shareholders of Investor A Shares of the Short Government Bond and Core Bond Portfolios were $3,848 and $1,723, respectively.

          There is no initial sales charge on purchases of $1,000,000 or more of Investor A Shares of the Non-Money Market Portfolios. However, a contingent deferred sales charge of 1.00% will be imposed on the lesser of the net asset value of the shares on the purchase or redemption date for Investor A Shares purchased on a no-load basis and subsequently redeemed within 18 months after purchase.

          Investor B Shares of the Non-Money Market Portfolios are sold at the net asset value per share next determined after a purchase order is received. Investor B Shares of the Non-Money Market Portfolios are subject to a contingent deferred sales charge which is payable on redemption of such Investor B Shares.

          Investor C Shares of the Non-Money Market Portfolios are sold at the net asset value per share next determined after a purchase order is received.
In addition, Investor C Shares of the Non-Money Market Portfolios are subject to a contingent deferred sales charge which is payable on redemptions of such Investor C Shares within 18 months of purchase.


          Service and Institutional Shares of each Portfolio are sold at the net asset value per share next determined after a purchase order is received without a sales charge.

          EXCHANGE PRIVILEGE.   By use of the exchange privilege, the investor
authorizes the Fund's transfer agent to act on telephonic or written exchange instructions from any person representing himself to be the investor and believed by the Fund's transfer agent to be genuine. The records of the Fund's transfer agent pertaining to such instructions are binding. The exchange privilege may be modified or terminated at any time upon 60 days' notice to affected shareholders. The exchange privilege is only available in states where the exchange may legally be made.

          A front-end sales charge or a contingent deferred sales charge will be imposed (unless an exemption from either sales charge applies) when Investor Shares of a Money Market Portfolio are redeemed and the proceeds are used to purchase Investor A Shares, Investor B Shares or Investor C Shares of a Non-Money Market Portfolio.

          INVESTMENTS OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. Investors may purchase Investor A Shares of the Non-Money Market Portfolios at net asset value, without a sales charge, with the proceeds from the redemption of shares of any other investment company which were sold with a sales charge or commission in accordance with the terms set forth in the Prospectuses. This does not include shares of an affiliated mutual fund which were or would be subject to a contingent deferred sales charge upon redemption. For purposes of this restriction, the term "affiliated mutual fund" means:

      i)  any Portfolio of the Fund; and

     ii) any other investment company, if such company and the Fund hold themselves out to investors as related companies for purposes of investment and investor services, and if:

          a) that company and the Fund have a common investment adviser or distributor; or

          b) the investment adviser or distributor of such company or the Fund is an "affiliated person" (as defined in Section 2(a)(3) of the 1940 Act) of the investment adviser or distributor of the Fund or the company, respectively.

     MISCELLANEOUS. The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of a Portfolio's shares by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing a Portfolio's net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that a Portfolio is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of a Portfolio.

     With respect to the Index Master Portfolio, if the Board of Trustees of the Trust determines that it would be detrimental to the best interests of the remaining shareholders of the Index Master Portfolio to make payment wholly or partly in cash, the Index Master Portfolio may pay the redemption price in whole or in part by a distribution of portfolio securities from the Index Master Portfolio of the shares being redeemed in lieu of cash in accordance with Rule 18f-1 under the Investment Company Act of 1940. Investors, such as the Portfolio, may incur brokerage charges and other transaction costs selling securities that were received in payment of redemptions.

     Under the 1940 Act, a Portfolio may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange (the "NYSE") is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Portfolio may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

     In addition to the situations described in the Prospectuses, the Fund may redeem shares involuntarily to reimburse a Portfolio for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder as provided in the Prospectus from time to time.

                       VALUATION OF PORTFOLIO SECURITIES


     In determining the market value of portfolio investments, the Fund may employ outside organizations, which may use, without limitation, a matrix or formula method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Fund's books at their face value. Other assets, if any, are valued at fair value as determined in good faith under the supervision of the Board of Trustees.


     MONEY MARKET PORTFOLIOS. The net asset value for each class of each share of the Money Market Portfolios for the purpose of pricing purchase and redemption orders is determined twice each day, once as of 12:00 noon (Eastern
Time) and once as of 4:00 p.m. (Eastern Time) on each Business Day. Each Portfolio's net asset value per share is calculated by adding the value of all securities, cash and other assets of the respective classes of the Portfolio, subtracting the liabilities and dividing the result by the number of outstanding shares of such classes. The net asset value per share of each class of each Portfolio is determined independently of the other classes and the other Portfolios.


     The Fund seeks to maintain for each of the Money Market Portfolios a net asset value of $1.00 per share for purposes of purchase and redemptions and values their portfolio securities on the basis of the amortized cost method of valuation.

     Under this method the market value of an instrument is approximated by amortizing the difference between the acquisition cost and value at maturity of the instrument on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account. The market value of debt securities usually reflects yields generally available on securities of similar quality. When such yields decline, market values can be expected to increase, and when yields increase, market values can be expected to decline.

     As indicated, the amortized cost method of valuation may result in the value of a security being higher or lower than its market price, the price a Money Market Portfolio would receive if the security were sold prior to maturity. The Fund's Board of Trustees has established procedures for the purpose of maintaining a constant net asset value of $1.00 per share for each Money Market Portfolio, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1% for a Money Market Portfolio, the Fund's Board of Trustees will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends, shortening the average portfolio maturity, reducing the number of outstanding shares without monetary consideration, and utilizing a net asset value per share as determined by using available market quotations.

     Each Money Market Portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less, will not purchase any instrument with a deemed maturity under Rule 2a-7 of the 1940 Act greater than 13 months, and will limit portfolio investments, including repurchase agreements, to those instruments that the adviser or sub-adviser determines present minimal credit risks pursuant to guidelines adopted by the Fund's Board of Trustees. There can be no assurance that a constant net asset value will be maintained for any Money Market Portfolio.


     EQUITY PORTFOLIOS. Net assets value is calculated separately for each class of shares of each Equity Portfolio as of the close of regular trading hours on the NYSE (currently 4:00 p.m. Eastern Time) on each Business Day by dividing the value of all securities, cash and other assets owned by a Portfolio that are allocated to a particular class of shares, less the liabilities charged to that class, by the total number of outstanding shares of the class.

     Valuation of securities held by each Portfolio is as follows: securities traded on a national securities exchange or on the NASDAQ National Market System are valued at the last reported sale price that day; securities traded on a national securities exchange or on the NASDAQ National Market System for which there were no sales on that day and securities traded on other over-the-counter markets for which market quotations are readily available are valued at the mean of the bid and asked prices; an option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern Time), as quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern Time); and securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Fund's Board of Trustees. The amortized cost method of valuation will also be used with respect to debt obligations with sixty days or less remaining to maturity unless the investment adviser and/or sub-adviser under the supervision of the Board of Trustees determines such method does not represent fair value.

     Valuation of securities of foreign issuers is as follows: to the extent sale prices are available, securities which are traded on a recognized stock exchange, whether U.S. or foreign, are valued at the latest sale price on that exchange prior to the time when assets are valued or prior to the close of regular trading hours on the NYSE. In the event that there are no sales, the mean between the last available bid and asked prices will be used. If a security is traded on more than one exchange, the latest sale price on the exchange where the stock is primarily traded is used. An option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern Time), as quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern
Time). In the event that application of these methods of valuation results in a price for a security which is deemed not to be representative of the market value of such security, the security will be valued by, under the direction of or in accordance with a method specified by the Board of Trustees as reflecting fair value. The amortized cost method of valuation will be used with respect to debt obligations with sixty days or less remaining to maturity unless the investment adviser and/or sub-adviser under the supervision of the Board of Trustees determines such method does not represent fair value. All other assets and securities held by the Portfolios (including restricted securities) are valued at fair value as determined in good faith by the Board of Trustees or by someone under its direction. Any assets which are denominated in a foreign currency are translated into U.S. dollars at the prevailing market rates.

     Certain of the securities acquired by the International Equity and International Emerging Markets Portfolios may be traded on foreign exchanges or over-the-counter markets on days on which a Portfolio's net asset value is not calculated. In such cases, the net asset value of the Portfolio's shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Portfolio.

     A Portfolio may use a pricing service, bank or broker/dealer experienced in such matters to value the Portfolio's securities.

     The valuation of securities held by the Index Master Portfolio is discussed in its Registration Statement.


     BOND PORTFOLIOS. Net asset value is calculated separately for each class of Shares of each Bond Portfolio as of the close of regular trading hours on the NYSE on each Business Day by dividing the value of all securities, cash and other assets owned by a Portfolio that are allocated to a particular class of shares, less the liabilities charged to that class, by the total number of outstanding shares of the class.

     Valuation of securities held by each Bond Portfolio is as follows: domestic securities traded on a national securities exchange or on the NASDAQ National Market system are valued at the last reported sale price that day; domestic securities traded on a national securities exchange or on the NASDAQ National Market System for which there were no sales on that day are valued at the mean of the bid and asked prices; foreign securities traded on a recognized stock exchange, whether U.S. or foreign, are valued at the latest sale price on that exchange prior to the time when assets are valued or prior to the close of regular trading hours on the NYSE (if a security is traded on more than one exchange, the latest sale price on the exchange where the stock is primarily traded is used); foreign securities traded on a recognized stock exchange for which there were no sales on that day are valued at the mean of the bid and asked prices; other securities are valued on the basis of valuations provided by a pricing service approved by the Board of Trustees, provided that if the investment adviser or sub-adviser concludes that the price provided by a pricing service does not represent the fair value of a security, such security will be valued at fair value determined by the adviser or sub-adviser based on quotations or the equivalent thereof received from dealers; an option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern Time), as quoted on the principal exchange or board of trade on which such option or futures contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern Time); the amortized cost method of valuation is used with respect to debt obligations with sixty days or less remaining to maturity; and securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Fund's Board of Trustees. Any securities which are denominated in a foreign currency are translated into U.S. dollars at the prevailing market rates.

     Certain of the securities acquired by the International Bond Portfolio may be traded on foreign exchanges or over-the-counter markets on days on which the Portfolio's net asset value is not calculated. In such cases, the net asset value of the Portfolio's shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Portfolio.


                                 PERFORMANCE INFORMATION

          A Portfolio may quote performance in various ways. All performance information supplied by a Portfolio in advertising is historical and is not intended to indicate future returns.

          MONEY MARKET PORTFOLIO YIELD. Each Money Market Portfolio's current and effective yields for Service, Investor A, Investor B, Investor C and Institutional Shares are computed separately using standardized methods required by the SEC. The annualized yield for a class of Service, Investor A, Investor B, Investor C or Institutional Shares is computed by: (a) determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a seven-calendar day period; (b) dividing the net change by the value of the account at the beginning of the period to obtain the base period return; and (c) annualizing the results (i.e., multiplying the base period
                                         ----
return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared and all dividends declared on both the original share and such additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. Compound effective yields are computed by adding 1 to the base period return (calculated as described above) raising the sum to a power equal to 365/7 and subtracting 1. In addition, a standardized "tax-equivalent yield" may be quoted for Service, Investor A, Investor B, Investor C and Institutional Shares in the Municipal Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market and New Jersey Municipal Money Market Portfolios, which is computed separately for each class by: (a) dividing the portion of the Portfolio's yield for shares (as calculated above) that is exempt from Federal or state income tax by one minus a stated Federal or state income tax rate; and (b) adding the figure resulting from (a) above to that portion, if any, of the yield that is not exempt from Federal and state income tax.


          The annualized yield information for each Money Market Portfolio for the seven-day period ended September 30, 1996 before waivers was as follows:





                                                   TAX-EQUIVALENT YIELD
                                                    (ASSUMES A FEDERAL
                                       EFFECTIVE         INCOME
PORTFOLIO                       YIELD    YIELD        TAX RATE OF 28%)
---------                       -----    -----        ----------------


Money Market
     Service Shares
     Investor A Shares
     Institutional Shares
     Investor B Shares

Municipal Money Market
     Service Shares
     Investor A Shares
     Institutional Shares

U.S. Treasury Money Market
     Service Shares
     Investor A Shares
     Institutional Shares

Ohio Municipal Money Market
     Service Shares
     Investor A Shares
     Institutional Shares

Pennsylvania Municipal Money
 Market
     Service Shares
     Investor A Shares
     Institutional Shares

North Carolina Municipal
 Money Market
     Service Shares
     Investor A Shares
     Institutional Shares

Virginia Municipal Money
 Market
     Service Shares
     Institutional Shares
New Jersey Municipal Money
 Market Portfolio
    Service Shares
    Investor A Shares
    Institutional Shares


     The Investor B Class had not commenced operations as of September 30, 1996, except with respect to the Money Market Portfolio. The Investor C Class had not commenced operations as of September 30, 1996.

     The annualized yield information for each Money Market Portfolio for the seven-day period ended September 30, 1996 after waivers was as follows:




                                                   TAX-EQUIVALENT YIELD
                                                    (ASSUMES A FEDERAL
                                       EFFECTIVE         INCOME
PORTFOLIO                       YIELD   YIELD        TAX RATE OF 28%)
---------                       -----   -----       -------------------
Money Market
     Service Shares
     Investor A Shares
     Institutional Shares
     Investor B Shares

Municipal Money Market
     Service Shares
     Investor A Shares
     Institutional Shares

U.S. Treasury Money Market
     Service Shares
     Investor A Shares
     Institutional Shares

Ohio Municipal Money Market
     Service Shares
     Investor A Shares
     Institutional Shares

Pennsylvania Municipal Money
 Market
     Service Shares
     Investor A Shares
     Institutional Shares

North Carolina Municipal
 Money Market
     Service Shares
     Investor A Shares
     Institutional Shares

Virginia Municipal Money
 Market
     Service Shares
     Institutional Shares
New Jersey Municipal Money
 Market Portfolio
     Service Shares
     Investor A Shares
     Institutional Shares




     The Investor B Class had not commenced operations as of September 30, 1996, except with respect to the Money Market Portfolio. The Investor C Class had not commenced operations as of September 30, 1996.

     The fees which may be imposed by institutions on their Customers are not reflected in the calculations of yields for the Money Market Portfolios. Yields on Institutional Shares will generally be higher than yields on Service Shares; yields on Service Shares will generally be higher than yields on Investor A Shares; and yields on Investor A Shares will generally be higher than yields on Investor B Shares and Investor C Shares.

     From time to time, in advertisements, sale literature, reports to shareholders and other materials, the yields of a Portfolio's Service, Investor A, Investor B, Investor C or Institutional Shares may be quoted and compared to those of other mutual funds with similar investment objectives and to stock or other relevant indexes. For example, the yield of a Portfolio's Service, Investor A, Investor B, Investor C or Institutional Shares may be compared to the Donoghue's Money Fund Average, which is an average compiled by IBC/Donoghue's MONEY FUND REPORT(R), a widely-recognized independent publication that monitors the performance of money market funds, the average yields reported by the Bank Rate Monitor from money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas, or to the data prepared by Lipper Analytical Services, Inc., a widely-recognized independent service that monitors the performance of mutual funds. Yield may also be compared to yields set forth in the weekly statistical release H.15(519) or the monthly statistical release designated G.13(415) published by the Board of Governors of the Federal Reserve system.

     TOTAL RETURN. For purposes of quoting and comparing the performance of shares of the Non-Money Market Portfolios to the performance of other mutual funds and to stock or other relevant indexes in advertisements, sales literature, communications to shareholders and other materials, performance may be stated in terms of total return. The total return for each class of a Non-Money Market Portfolio will be calculated independently of the other classes within that Portfolio. Under the rules of the SEC, funds advertising performance must include total return quotes calculated according to the following formula:

                           ERV
                    T = [(-----) to the 1st power/to the nth power  - 1]
                            P
          Where:    T =  average annual total return.

                ERV = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

                    P =  hypothetical initial payment of $1,000.

                    n = period covered by the computation, expressed in terms of years.

     In calculating the ending redeemable value for Investor A Shares of the Fund's Non-Money Market Portfolios, the maximum front-end sales charge is deducted from the initial $1,000 payment and all dividends and distributions by the particular Portfolio are assumed to have been reinvested at net asset value as described in the particular Prospectus on the reinvestment dates during the period. In calculating the ending redeemable value for Investor B Shares of the Non-Money Market Portfolios, the maximum contingent deferred sales charge is deducted at the end of the period and all dividends and distributions by the particular Portfolio are assumed to have been reinvested at net asset value as described in the particular Prospectus on the reinvestment dates during the period. In calculating the ending redeemable value for Investor C Shares of the Fund's Non-Money Market Portfolios, the maximum contingent deferred sales charge is deducted at the end of the period, and all dividends and distributions by the particular Portfolio are assumed to have been reinvested at net asset value as described in the particular Prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending redeemable value.

     Performance information presented for the following Non-Money Market Portfolios includes performance information for a corresponding predecessor portfolio which transferred its assets and liabilities to the related Non-Money Market Portfolio pursuant to a reorganization consummated on January 13, 1996 (February 13, 1996 with respect to the International Bond Portfolio):



                                                                                       Commencement of
Non-Money Market                                           Predecessor                 Operations of
Portfolio                                                  Portfolio                   Predecessor Portfolio
---------                                                  -----------                 ---------------------

New Jersey Tax-Free Income                                 Compass Capital Group       July 1, 1991
Portfolio                                                  New Jersey Municipal
                                                           Bond Fund


International Bond Portfolio                               Compass Capital Group       July 1, 1991
                                                           International Fixed Income
                                                           Fund

Core Bond Portfolio                                        BFM Institutional Trust     December 9, 1992
                                                           Core Fixed Income
                                                           Portfolio
Low Duration Bond Portfolio                                BFM Institutional Trust     July 17, 1992
                                                           Short Duration Portfolio



   Each Non-Money Market Portfolio presents performance information for each class thereof since the commencement of operations of that Portfolio (or the related predecessor portfolio), rather than the date such class was introduced. Performance information for each class introduced after the commencement of operations of the related Portfolio (or predecessor portfolio) is therefore based on the performance history of a predecessor class. Performance information is restated to reflect the current maximum front-end sales charge (in the case of Investor A Shares) or the maximum contingent deferred sales charge (in the case of Investor B Shares) when presented inclusive of sales charges. Additional performance information is presented which does not reflect the deduction of sales charges. Historical expenses reflected in performance information are based upon the distribution, shareholder servicing and processing fees and other expenses actually incurred during the periods presented and have not been restated, in cases in which the performance information for a particular class includes the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class.


     Based on the foregoing, the average annual total returns for each Non-Money Market Portfolio for periods ended September 30, 1996 were as follows*:

          /*/Notes
             -----

          Performance information presented for Investor A, Investor B, Investor C and Service Shares of a Portfolio prior to their introduction dates does not reflect shareholder servicing and processing and/or distribution fees and certain other expenses borne by these share classes which, if reflected, would reduce the performance quoted. Performance information presented assumes the reinvestment of dividends and distributions. Performance information presented for Investor A, Investor B, Investor C and Service Shares of a Portfolio prior to their introduction as indicated in the table above is based upon historical expenses of the predecessor class which do not reflect the actual expenses that an investor would incur as a holder of shares of these classes of the Portfolios. The ongoing fees and expenses borne by Investor B Shares and Investor C Shares are greater than those borne by Investor A Shares; the ongoing fees and expenses borne by a Portfolio's Investor A, Investor B and Investor C Shares are greater than those borne by the Portfolio's Service Shares; and the ongoing fees and expenses borne by a Portfolio's Investor A, Investor B, Investor C and Service Shares are greater than those borne by the Portfolio's Institutional Shares. Performance information presented for Institutional Shares of the Balanced, Tax-Free Income, New Jersey Tax-Free Income and International Bond Portfolios prior to their introduction dates is based upon historical expenses of the predecessor class which are higher than the actual expenses that an investor would incur as a holder of Institutional Shares of the above-mentioned Portfolios. Accordingly, the performance information may be used in assessing each Portfolio's performance history but does not reflect how the distinct classes would have performed on a relative basis prior to the introduction of these classes, which would require an adjustment to the ongoing expenses.

          The original class or classes of shares of each Portfolio were as follows: Balanced - Investor A Shares; Index Equity - Institutional Shares; Select Equity - Institutional Shares; Growth Equity - Institutional Shares; Value Equity - Institutional Shares; Small Cap Value Equity - Institutional Shares; Small Cap Growth Equity - Institutional Shares; International Equity - Institutional Shares; International Emerging Markets - Investor A, Institutional and Service Shares; Low Duration Bond -Institutional Shares; Intermediate Government Bond -

          Institutional Shares; Intermediate Bond - Institutional Shares; Core Bond - Institutional Shares; Managed Income - Institutional Shares; Tax-Free Income -Investor A Shares; New Jersey Tax-Free Income - Service Shares; Pennsylvania Tax-Free Income - Investor A and Institutional Shares; Ohio Tax-Free Income - Investor A, and Institutional Shares; Government Income -Investor A Shares; and International Bond - Service Shares.

          The performance quoted reflects fee waivers that subsidize and reduce the total operating expenses of each Portfolio. The Portfolios' returns would have been lower if there were not such waivers. PAMG and the Portfolio's Administrators are under no obligation to waive or continue waiving their fees, but have informed the Fund that they expect to waive fees as necessary to maintain each Portfolio's total operating expenses during the remainder of the current fiscal year at the levels set forth in the applicable prospectus.

     Each class of the Non-Money Market Portfolios may also from time to time include in advertisements, sales literature, communications to shareholders and other materials a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of each class of a Non-Money Market Portfolio's shares with other performance measures. For example, in comparing the total return of a Non-Money Market Portfolio's shares with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of the Standard & Poor's 500 Stock Index, EAFE, the Dow Jones Industrial Average or the Shearson Lehman Hutton Government Corporate Bond Index, as appropriate, a Non-Money Market Portfolio may calculate the aggregate total return for its shares of a certain class for the period of time specified in the advertisement or communication by assuming the investment of $10,000 in such Non-Money Market Portfolio's shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. A Non-Money Market Portfolio may not, for these purposes, deduct from the initial value invested or the ending value any amount representing front-end and deferred sales charges charged to purchasers of Investor A, Investor B or Investor C Shares. The Investor A, Investor B and Investor C classes of the Portfolio will, however, disclose, if appropriate, the maximum applicable sales charges and will also disclose that the performance data does not reflect sales charges and that inclusion of sales charges would reduce the performance quoted.

     In addition to average annual total returns, a Non-Money Market Portfolio may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis and may be quoted with or without taking sales charges into account. Excluding the sales charge from a total return calculation produces a higher total return figure. Total returns, yields, and other performance information may be quoted numerically or in a table, graph or similar illustration.


     NON-MONEY MARKET PORTFOLIO YIELD. The Balanced, Managed Income, Tax-Free Income, Intermediate Government Bond, Ohio Tax-Free Income, Pennsylvania Tax-Free Income, New Jersey Tax-Free Income, Low Duration Bond, Intermediate Bond, Government Income, Core Bond and International Bond Portfolios may advertise their yields on their Service, Investor A, Investor B, Investor C and Institutional Shares. Under the rules of the SEC, each such Portfolio advertising the respective yields for its Service, Investor A, Investor B, Investor C and Institutional Shares must calculate yield using the following formula:

                      a-b
          YIELD = 2[(----- +1) to the 6th power - 1]
                      cd

          Where:    a =  dividends and interest earned during  the period.

                    b =  expenses accrued for the period (net of
                         reimbursements).

                    c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

                    d = the maximum offering price per share on the last day of the period.

     For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Portfolio is recognized by accruing 1/360th of the stated dividend rate of the security each day that the security is in the Portfolio. Except as noted below, interest earned on any debt obligations held by the Portfolio is calculated by computing the yield to maturity of each obligation held by the Portfolio based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Portfolio. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date.

     With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. However, interest earned on tax-exempt obligations that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

     With respect to mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("pay downs"), (a) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period; and (b) a Portfolio may elect either (i) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted-average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted-average maturity date is not available, or
(ii) not to amortize discount or premium on the remaining security. The amortization schedule will be adjusted monthly to reflect changes in the market values of debt obligations.

     Undeclared earned income will be subtracted from the maximum offering price per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared and paid as a dividend shortly thereafter. In the case of Investor A Shares of a Non-Money Market Portfolio, a Portfolio's maximum offering price per share for purposes of the formula includes the maximum front-end sales charge imposed by the Portfolio -- currently as much as 5.00% of the per share offering price.

     Each of the Tax-Free Income, Ohio Tax-Free Income, New Jersey Tax-Free Income and Pennsylvania Tax-Free Income Portfolios may advertise the tax-equivalent yield for shares of a specified class. Under the rules of the SEC, a Portfolio advertising its tax-equivalent yield must calculate such tax-equivalent yield by dividing that portion of the yield of the Portfolio which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Portfolio which is not tax-exempt.

     The annualized yield information for the 30-day period ended September 30, 1996 for the Portfolios referenced below was as follows:

                                                          BEFORE
                                 AFTER WAIVERS
                              ------------------------   --------------------------

                                           YIELD                       YIELD
PORTFOLIO                     YIELD      (ASSUMES A       YIELD      (ASSUMES A
                              -----    FEDERAL INCOME     -----     FEDERAL INCOME
                                         TAX RATE OF                 TAX RATE OF
                                            28%)                        28%)

Managed Income
     Service Shares
     Investor A Shares
     Institutional Shares

Tax-Free Income
     Service Shares
     Investor A Shares
     Institutional Shares

Intermediate Government
 Bond
     Service Shares
     Investor A Shares
     Institutional Shares

Tax-Free Income
     Service Shares
     Investor A Shares
     Institutional Shares
     Investor B Shares


                                                      TAX-EQUIVALENT                              TAX-EQUIVALENT
PORTOFOLIO                               YIELD          (ASSUMES A               YIELD               (ASSUMES A
----------                               -----        FEDERAL INCOME             -----             FEDERAL INCOME
                                                       TAX RATE OF                                   TAX RATE OF
                                                          28%)                                          28%)
                                                          ----                                          ----
Pennsylvania Tax-Free
 Income
     Service Shares
     Investor A Shares
     Institutional Shares

Intermediate Bond
     Service Shares
     Investor A Shares
     Institutional Shares

Government Income
     Investor A Shares
     Investor B Shares

New Jersey Tax-Free Income
 Portfolio
    Service Shares
    Investor A Shares

International Bond
 Portfolio

Short Government Bond
    Service Shares
    Investor A Shares
    Institutional Shares
Core Bond
    Service Shares
    Investor A Shares
    Investor B Shares
    Institutional Shares



The Investor C Class had not commenced operations as of September 30, 1995.


     OTHER INFORMATION REGARDING INVESTMENT RETURNS. In addition to providing performance information that demonstrates the total return or yield of shares of a particular class of a Portfolio over a specified period of time, the Fund may provide certain other information demonstrating hypothetical investment returns. Such information may include, but is not limited to, illustrating the compounding effects of dividends in a dividend reinvestment plan or the impact of tax-free investing. As illustrated below, the Fund may demonstrate, using certain specified hypothetical data, the compounding effect of dividend reinvestment on investments in a Non-Money Market Portfolio.

     The Money and Non-Money Market Municipal Portfolios may illustrate in advertising, sales literature, communications to shareholders and other materials the benefits of tax-free investing. For example, Table 1 shows taxpayers how to translate Federal tax savings from investments the income on which is not subject to Federal income tax into an equivalent yield from a taxable investment. Similarly, Tables 2, 3, 4, 5 and 6 show Pennsylvania, Ohio, North Carolina, Virginia and New Jersey shareholders the approximate yield that a taxable investment must earn at various income brackets to produce after-tax yields equivalent to those of the Pennsylvania Municipal Money Market and Pennsylvania Tax-Free Income Portfolios, the Ohio Municipal Money Market and Ohio Tax-Free Income Portfolios, the North Carolina Municipal Money Market Portfolio, the Virginia Municipal Money Market Portfolio, and the New Jersey Municipal Money Market and New Jersey Tax-Free Income Portfolios, respectively. The yields below are for illustration purposes only and are not intended to represent current or future yields for the Money and Non-Money Market Municipal Portfolios, which may be higher or lower than the yields shown.

TABLE 1 - FEDERAL ONLY
-------   ------------

                                      Federal                                TAX-EXEMPT YIELD
              1997 Taxable            Marginal
          Income Bracket              Tax Rate/*/     3.0%        3.5%       4.0%         4.5%        5.0%       5.5%         6.0%
------------------------------------------------------------------------------------------------------------------------------------

Single Return          Joint Return

$     0 - $24,000    $     0 - $40,100     15.0%      3.529%      4.118%      4.706%      5.294%      5.882%      6.471%      7.059%

$24,001 - $58,150    $40,101 - $96,900     28.0%      4.167%      4.861%      5.556%      6.250%      6.944%      7.639%      8.333%

$58,151 -$121,300    $96,901 -$147,700     31.0%      4.348%      5.072%      5.797%      6.522%      7.246%      7.971%      8.696%

$121,301-$263,750    $147,701-$263,750     36.0%      4.688%      5.469%      6.250%      7.031%      7.812%      8.594%      9.375%

  Over   $263,750         Over$263,750     39.6%      4.967%      5.795%      6.623%      7.450%      8.278%      9.106%      9.934%




/*/Rates do not include the phase out of personal exemptions or itemized deductions. It is assumed that the investor is not subject to the alternative minimum tax. Where applicable, investors should consider that the benefit of certain itemized deductions and the benefit of personal exemptions are limited in the case of higher income individuals. For 1997, taxpayers with adjusted gross income in excess of a threshold amount of approximately $117,950 are subject to an overall limitation on certain itemized deductions, requiring a reduction in such deductions equal to the lesser of (i) 3% of adjusted gross income in excess of the threshold of approximately $117,950 or (ii) 80% of the amount of such itemized deductions otherwise allowable. The benefit of each personal exemption is phased out at the rate of two percentage points for each $2,500 (or fraction thereof) of adjusted gross income in the phase-out zone.
For single taxpayers the range of adjusted gross income comprising the phase-out zone for 1997 is estimated to be from $117,950 to $240,451 and for married taxpayers filing a joint return from $176,950 to $299,451. The Federal tax brackets, the threshold amounts at which itemized deductions are subject to reduction, and the range over which personal exemptions are phased out will be further adjusted for inflation for each year after 1997.

TABLE 2 - FEDERAL AND PENNSYLVANIA
-------   ------------------------

                                           Approx.
                                           Combined
                                           Federal
                                           and PA                      TAX-EXEMPT YIELD
                1997 Federal               Marginal
          Taxable Income Bracket           Tax Rate/*/   3.0%      3.5%     4.0%    4.5%    5.0%    5.5%     6.0%
------------------------------------------------------------------------------------------------------------------------------------

  Single Return             Joint Return

$     0 - $ 24,000       $      0 - $40,100  17.380%    3.631%    4.236%  4.841%  5.447%  6.052%   6.657%   7.262%
$24,001 - $ 58,150       $ 40,101 - $96,900  30.016%    4.287%    5.001%  5.716%  6.430%  7.144%   7.859%   8.573%
$58,151 - $121,300       $ 96,901 -$147,700  32.932%    4.473%    5.219%  5.964%  6.710%  7.455%   8.201%   8.946%
$121,301- $263,750       $147,701 -$263,750  37.792%    4.823%    5.626%  6.430%  7.234%  8.038%   8.841%   9.645%
     Over $263,750            Over $263,750  41.291%    5.110%    5.962%  6.813%  7.665%  8.517%   9.368%  10.220%



*The income amount shown is income subject to Federal income tax reduced by adjustments to income, exemptions, and itemized deductions (including the deduction for state income taxes). If the standard deduction is taken for Federal income tax purposes, the taxable equivalent yield required to equal a specified tax-exempt yield is at least as great as that shown in the table. It is assumed that the investor is not subject to the alternative minimum tax. Where applicable, investors should consider that the benefit of certain itemized deductions and the benefit of personal exemptions are limited in the case of higher income individuals. For 1997, taxpayers with adjusted gross income in excess of a threshold amount of approximately $117,950 are subject to an overall limitation on certain itemized deductions, requiring a reduction in such deductions equal to the lesser of (i) 3% of adjusted gross income in excess of the threshold of approximately $117,950 or (ii) 80% of the amount of such itemized deductions otherwise allowable. The benefit of each personal exemption is phased out at the rate of two percentage points for each $2,500 (or fraction thereof) of adjusted gross income in the phase-out zone. For single taxpayers the range of adjusted gross income comprising the phase-out zone for 1997 is estimated to be from $117,950 to $240,451 and for married taxpayers filing a joint return from $176,950 to $299,451. The Federal tax brackets, the threshold amounts at which itemized deductions are subject to reduction, and the range over which personal exemptions are phased out will be further adjusted for inflation for each year after 1997.

TABLE 3 - FEDERAL AND OHIO
-------   ----------------

                                                           TAX EXEMPT YIELD
                     ---------------------------------------------------------------------------------------------

                                                          3          3.5      4        4.5      5     5.5     6
    1997             FEDERAL      OHIO
TAXABLE INCOME         MARGINAL     MARGINAL     COMBINED       TAXABLE EQUIVALENT YIELD
  BRACKETS           TAX RATE     TAX RATE*    RATE                   SINGLE RETURN

$     0 -  24,000         15%     4.457%      18.79%      3.69%     4.31%     4.93%    5.54%  6.16%  6.77%   7.39%

 24,001 -  40,000         28%     4.457%      31.21%      4.36%     5.09%     5.81%    6.54%  7.27%  8.00%   8.72%

 40,001 -  58,150         28%     5.201%      31.74%      4.40%     5.13%     5.86%    6.59%  7.33%  8.06%   8.79%

 58,151 -  80,000         31%     5.201%      34.59%      4.59%     5.35%     6.12%    6.88%  7.64%  8.41%   9.17%

 80,001 - 100,000         31%     5.943%      35.10%      4.62%     5.39%     6.16%    6.93%  7.70%  8.47%   9.25%

100,001 - 121,300         31%     6.900%      35.76%      4.67%     5.45%     6.23%    7.01%  7.78%  8.56%   9.34%

121,301 - 200,000         36%     6.900%      40.42%      5.03%     5.87%     6.71%    7.55%  8.39%  9.23%  10.07%

200,001 - 263,750         36%     7.500%      40.80%      5.07%     5.91%     6.76%    7.60%  8.45%  9.29%  10.14%
     OVER 263,750       39.6%     7.500%      44.13%      5.37%     6.26%     7.16%    8.05%  8.95%  9.84%  10.74%


   1996            FEDERAL     OHIO
TAXABLE INCOME       MARGINAL   MARGINAL       COMBINED    TAXABLE EQUIVALENT YIELD
BRACKETS           TAX RATE    TAX RATE*     RATE                 JOINT RETURN

 $    0 -  40,000      15%  4.457%  18.79%  3.69%  4.31%  4.93%  5.54%  6.16%  6.77%   7.39%



 40,001 -  40,100      15%  5.201%  19.42%  3.72%  4.34%  4.96%  5.58%  6.20%  6.82%   7.45%

 40,101-   80,000      28%  5.201%  31.74%  4.40%  5.13%  5.86%  6.59%  7.33%  8.06%   8.79%

 80,001 -  96,900      28%  5.943%  32.28%  4.43%  5.17%  5.91%  6.64%  7.38%  8.12%   8.86%

 96,901 - 100,000      31%  5.943%  35.10%  4.62%  5.39%  6.16%  6.93%  7.70%  8.47%   9.25%

100,001 - 147,700      31%  6.900%  35.76%  4.67%  5.45%  6.23%  7.01%  7.78%  8.56%   9.34%

147,701 - 200,000      36%  6.900%  40.42%  5.03%  5.87%  6.71%  7.55%  8.39%  9.23%  10.07%

200,001 - 263,750      36%  7.500%  40.80%  5.07%  5.91%  6.76%  7.60%  8.45%  9.29%  10.14%
   OVER 263,750      39.6%  7.500%  44.13%  5.37%  6.26%  7.16%  8.05%  8.95%  9.84%  10.74%



/*/The income brackets applicable to the state of Ohio do not correspond to the Federal taxable income brackets. In addition, Ohio taxable income will likely be different than Federal taxable income because it is computed by reference to Federal adjusted gross income with specifically-defined Ohio modifications and exemptions, and does not consider many of the deductions allowed from Federal adjusted gross income in computing Federal taxable income. No other state tax credits, exemptions, or local taxes have been taken into account in arriving at the combined marginal tax rate. The income amount shown is income subject to Federal income tax reduced by adjustments to income, exemptions, and itemized deductions (including the deduction for state and local income taxes). If the standard deduction is taken for Federal income tax purposes, the taxable equivalent yield required to equal a specified tax-exempt yield is at least as great as that shown in the table. It is assumed that the investor is not subject to the alternative minimum tax. Where applicable, investors should consider that the benefit of certain itemized deductions and the benefit of personal exemptions are limited in the case of higher income individuals. For 1997, taxpayers with adjusted gross income in excess of a $117,950 threshold amount are subject to an overall limitation on certain itemized deductions, requiring a reduction in such deductions equal to the lesser of (i) 3% of adjusted gross income in excess of the $117,950 threshold or (ii) 80% of the amount of such itemized deductions otherwise allowable. The benefit of each personal exemption is phased out at the rate of two percentage points for each $2,500 (or fraction thereof) of adjusted gross income in the phase-out zone.
For single taxpayers the range of adjusted gross income comprising the phase-out zone for 1997 is from $117,950 to $240,450 and for married taxpayers filing a joint return the range is from $176,950 to $299,450. The Federal tax brackets, the threshold amounts at which itemized deductions are subject to reduction, and the range over which personal exemptions are phased out will be further adjusted for inflation for each year after 1997.

TABLE 4 - FEDERAL AND NORTH CAROLINA
-------   --------------------------

                                                             Combined
                                                             Federal
               1997 Taxable                       North      and North
              Income Bracket           Federal    Carolina   Carolina                       Tax-Exempt Yield
                           Joint       Marginal   Marginal   Marginal
   Single Return           Return      Tax Rate   Tax Rate   Tax Rate*    3.0%    3.5%    4.0%     4.5%     5.0%    5.5%    6.0%
   -------------         ----------    --------   --------   ---------   -----   -----   -----    -----    -----   -----   ------

    $   0 - 12,750   $    0 - 21,250     15.0%      6.00%     20.100%    3.755%  4.380%  5.006%   5.632%   6.258%  6.884%   7.509%

    12,751 -  24,000   21,251 - 40,100   15.0%      7.00%     20.950%    3.795%  4.428%  5.060%   5.693%   6.325%  6.958%   7.590%

    24,001 -  58,150   40,101 - 96,900   28.0%      7.00%     33.040%    4.480%  5.227%  5.974%   6.720%   7.467%  8.214%   8.961%

    58,151 -  60,000   96,901 - 100,000  31.0%      7.00%     35.830%    4.675%  5.454%  6.233%   7.013%   7.792%  8.571%   9.350%

    60,001 - 121,300  100,001 - 147,700  31.0%      7.75%     36.348%    4.713%  5.499%  6.284%   7.070%   7.855%  8.641%   9.426%

   121,301 - 263,750  147,701 - 263,750  36.0%      7.75%     40.960%    5.081%  5.928%  6.775%   7.622%   8.469%  9.316%  10.163%

        Over 263,750       Over 263,750  39.6%      7.75%     44.281%    5.384%  6.282%  7.179%   8.076%   8.974%  9.871%  10.768%



*The taxable income brackets applicable to North Carolina do not correspond to the Federal taxable income brackets. The taxable income brackets presented in this table represent the breakpoints for both the Federal and North Carolina marginal tax rate changes. When applying these brackets, Federal taxable income may be different than North Carolina taxable income. No state tax credits, exemptions, or local taxes have been taken into account in arriving at the combined marginal tax rate. The income amount shown is income subject to Federal income tax reduced by adjustments to income, exemptions, and itemized deductions (including the deduction for state and local income taxes). If the standard deduction is taken for Federal income tax purposes, the taxable equivalent yield required to equal a specified tax-exempt yield is at least as great as that shown in the table. It is assumed that the investor is not subject to the alternative minimum tax. Where applicable, investors should consider that the benefit of certain itemized deductions and the benefit of personal exemptions are limited in the case of higher-income individuals. For 1997, taxpayers with adjusted gross income in excess of $117,950 are subject to an overall limitation on certain itemized deductions, requiring a reduction in such deductions equal to the lesser of (i) 3% of adjusted gross income in excess of $117,950 or (ii) 80% of the amount of such itemized deductions otherwise allowable. The benefit of each personal exemption is phased out at the rate of two percentage points for each $2,500 (or fraction thereof) of adjusted gross income in the phase-out zone. For single taxpayers the range of adjusted gross income comprising the phase-out zone for 1997 is from $117,950 to $240,451, and for married taxpayers filing a joint return the range is from $176,950 to $299,451. The Federal tax brackets, the threshold amounts at which itemized deductions are subject to reduction, and the range over which personal exemptions are phased out will be further adjusted for inflation for each year after 1997.

TABLE 5 - FEDERAL AND VIRGINIA
-------   --------------------

                                                    Combined
             1997 Taxable                           Federal                   Tax-Exempt Yield
            Income Bracket               Federal    Virginia   and Virginia
                           Joint         Marginal   Marginal   Marginal
    Single Return          Return        Tax Rate   Tax Rate   Tax Rate*    3.0%    3.5%    4.0%     4.5%     5.0%    5.5%     6.0%
    -------------        ----------      --------   --------   ---------   -----   -----   -----    -----    -----   -----   ------

  $     0 -  22,750   $     0 -  38,000     15.0%      5.75%     19.888%  3.745%  4.369%  4.993%   5.617%   6.241%  6.865%   7.489%

   12,751 -  55,100    38,001 -  91,850     28.0%      5.75%     32.140%  4.421%  5.158%  5.894%   6.631%   7.368%  8.105%   8.842%

   55,101 - 115,000    91,851 - 140,000     31.0%      5.75%     34.968%  4.613%  5.382%  6.151%   6.920%   7.688%  8.457%   9.226%

  115,001 - 250,000   140,001 - 250,000     36.0%      5.75%     39.680%  4.973%  5.802%  6.631%   7.460%   8.289%  9.118%   9.947%

       OVER 250,000        OVER 250,000     39.6%      5.75%     43.073%  5.270%  6.148%  7.027%   7.905%   8.783%  9.661%  10.540%


*The taxable income brackets applicable to Virginia do not correspond to the Federal taxable income brackets. Because Virginia imposes a maximum tax rate of 5.75% on taxable income over $17,000, the taxable income brackets presented in this table represent the breakpoints only for the Federal marginal tax rate changes. When applying these brackets, Federal taxable income may be different than Virginia taxable income. No state tax credits, exemptions, or local taxes have been taken into account in arriving at the combined marginal tax rate. The income amount shown is income subject to Federal income tax reduced by adjustments to income, exemptions, and itemized deductions (including the deduction for state and local income taxes). If the standard deduction is taken for Federal income tax purposes, the taxable equivalent yield required to equal a specified tax-exempt yield is at least as great as that shown in the table.
It is assumed that the investor is not subject to the alternative minimum tax. Where applicable, investors should consider that the benefit of certain itemized deductions and the benefit of personal exemptions are limited in the case of higher income individuals. For 1995, taxpayers with adjusted gross income in excess of $114,700 are subject to an overall limitation on certain itemized deductions, requiring a reduction in such deductions equal to the lesser of (i) 3% of adjusted gross income excess of $114,700 or (ii) 80% of the amount of such itemized deductions otherwise allowable. The benefit of each personal exemption is phased out at the rate of two percentage points for each $2,500 (or fraction thereof) of adjusted gross income in the phase-out zone. For single taxpayers the range of adjusted gross income comprising the phase-out zone for 1995 is from $114,700 to $237,201 and for married taxpayers filing a joint return from $172,050 to $294,551. The Federal tax brackets, the threshold amounts at which itemized deductions are subject to reduction, and the range over which personal exemptions are phased out will be further adjusted for inflation for each year after 1995.

TABLE 6 - FEDERAL AND NEW JERSEY
--------------------------------

                                                             Approximate
                                         Combined
                                         Federal
                   Federal       NJ      and NJ                   Tax-Exempt Yield
 1997 Taxable      Marginal   Marginal   Marginal
Income Bracket*    Tax Rate   Tax Rate   Tax Rate      3.0%    3.5%    4.0%    4.5%   5.0%    5.5%    6.0%    6.5%      7.0%
---------------    --------   --------   ----------   -----   -----   -----   -----   -----  -----    -----   -----    -----

Single Return                                                   Taxable Yield - Single Return
-------------
$     0 -  20,000    15.0%     1.400%     16.190%    3.580%  4.176%  4.773%  5.369%  5.966%  6.562%   7.159%   7.756%   8.352%
 20,001 -  24,000    15.0%     1.750%     16.488%    3.592%  4.191%  4.790%  5.388%  5.987%  6.589%   7.185%   7.783%   8.382%
 24,001 -  35,000    28.0%     1.750%     29.260%    4.240%  4.948%  5.655%  6.361%  7.068%  7.775%   8.481%   9.189%   9.895%
 35,001 -  40,000    28.0%     3.500%     30.520%    4.318%  5.037%  5.757%  6.471%  7.196%  7.916%   8.636%   9.355%  10.075%
 40,001 -  58,150    28.0%     5.525%     31.978%    4.410%  5.145%  5.880%  6.616%  7.350%  8.086%   8.820%   9.556%  10.298%
 58,151 -  75,000    31.0%     5.525%     34.812%    4.602%  5.369%  6.136%  6.903%  7.670%  8.437%   9.204%   9.971%  10.738%
 75,001 - 121,300    31.0%     6.370%     35.395%    4.643%  5.418%  6.191%  6.965%  7.739%  8.513%   9.287%  10.061   10.835%
121,301 - 263,750    36.0%     6.370%     40.077%    5.006%  5.841%  6.675%  7.510%  8.344%  9.178%  10.013%  10.847%  11.682%
     OVER 263,750    39.6%     6.370%     43.447%    5.305%  6.189%  7.073%  7.957%  8.841%  9.725%  10.610%  11.494%  12.378%


Joint Return                                                      Taxable Yield - Joint Return
----------------
$     0 -  20,000     15.0%    1.400%     16.190%    3.580%  4.176%  4.773%  5.369%  5.966%  6.562%   7.159%   7.756%   8.352%
 20,001 -  40,100     15.0%    1.750%     16.488%    3.592%  4.191%  4.790%  5.388%  5.987%  6.589%   7.185%   7.783%   8.382%
 40,101 -  50,000     28.0%    1.750%     29.260%    4.240%  4.948%  5.655%  6.361%  7.068%  7.775%   8.481%   9.189%   9.895%
 50,001 -  70,000     28.0%    2.450%    *29.764%    4.271%  4.983%  5.695%  6.407%  7.189%  7.831%   8.543%   9.255%   9.966%
 70,001 -  80,000     28.0%    3.500%     30.520%    4.318%  5.037%  5.757%  6.471%  7.196%  7.916%   8.636%   9.355%  10.075%
 80,001 -  96,900     28.0%    5.525%     31.978%    4.410%  5.145%  5.880%  6.616%  7.350%  8.086%   8.820%   9.556%  10.298%
 96,901 - 147,700     31.0%    5.525%     34.812%    4.602%  5.369%  6.136%  6.903%  7.670%  8.437%   9.204%       9   10.738%
                                                                                                               .971%
147,701 - 150,000     36.0%    5.525%    *39.536%    4.961%  5.789%  6.616%  7.442%  8.269%  9.096%   9.923%  10.750   11.577%
150,001 - 263,750     36.0%    6.370%     40.077%    5.006%  5.841%  6.675%  7.510%  8.344%  9.178%  10.013%  10.847%  11.682%
     OVER 263,750     39.6%    6.370%     43.447%    5.305%  6.189%  7.073%  7.957%  8.841%  9.725%  10.610%  11.494%  12.378%

* The taxable income brackets applicable to New Jersey do not correspond to the Federal taxable income brackets. The taxable income brackets presented in this table represent the breakpoints for both the Federal and New Jersey marginal tax rate changes. When applying these brackets, Federal taxable income will be different than New Jersey taxable income because New Jersey does not start with Federal taxable income in computing its own state income tax base. No state tax credits, exemptions, or local taxes have been taken into account in arriving at the combined marginal tax rate. The income amount shown is income subject to Federal income tax reduced by adjustments to income, exemptions, and itemized deductions (including the deduction for state and local income taxes). If the standard deduction is taken for Federal income tax purposes, the taxable equivalent yield required to equal a specified tax-exempt yield is at least as great as that shown in the table. It is assumed that the investor is not subject to the alternative minimum tax. Where applicable, investors should consider that the benefit of certain itemized deductions and the benefit of personal exemptions are limited in the case of higher-income individuals. For 1997, taxpayers with adjusted gross income in excess of $117,950 are subject to an overall limitation on certain itemized deductions, requiring a reduction in such deductions equal to the lesser of (i) 3% of adjusted gross income in excess of $117,950 or (ii) 80% of the amount of such itemized deductions otherwise allowable. The benefit of each personal exemption is phased out at the rate of two percentage points for each $2,500 (or fraction thereof) of adjusted gross income in the phase-out zone. For single taxpayers the range of adjusted gross income comprising the phase-out zone for 1997 is from $117,950 to $240,451, and for married taxpayers filing a joint return the range is from $176,950 to $299,451. The Federal tax brackets, the threshold amounts at which itemized deductions are subject to reduction, and the range over which personal exemptions are phased out will be further adjusted for inflation for each year after 1997.

      MISCELLANEOUS. Yields on shares of a Portfolio may fluctuate daily and do not provide a basis for determining future yields. Because such yields will fluctuate, they cannot be compared with yields on savings account or other investment alternatives that provide an agreed to or guaranteed fixed yield for a stated period of time. In comparing the yield of one Portfolio to another, consideration should be given to each Portfolio's investment policies, including the types of investments made, lengths of maturities of the portfolio securities, market conditions, operating expenses and whether there are any special account charges which may reduce the effective yield. The fees which may be imposed by Service Organizations and other institutions on their customers are not reflected in the calculations of total returns or yields for the Portfolios.

      When comparing a Portfolio's performance to stock, bond, and money market mutual fund performance indices prepared by Lipper or other organizations, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility.
Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns from stock mutual funds.

      From time to time, a Portfolio's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example a Portfolio may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Portfolios to one another in appropriate categories over specific periods of time may also be quoted in advertising.

      Ibbotson Associates of Chicago, Illinois ("Ibbotson") provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. Portfolios may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Portfolios. The Portfolios may also compare performance to that of other compilations or indices that may be developed and made available in the future.

      The Fund may also from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Portfolio investment are reinvested by being paid in additional Portfolio shares, any future income or capital appreciation of a Portfolio would increase the value, not only of the original investment in the Portfolio, but also of the additional Portfolio shares received through reinvestment. The Fund may also include discussions or illustrations of the potential investment goals of a prospective investor, (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives) investment management techniques, policies or investment suitability of a Portfolio (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments), economic and political conditions and the relationship between sectors of the economy and the economy as a whole, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Portfolio), as well as the views of the Portfolios' adviser and/or sub-advisers as to current market, economy, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Portfolio. In addition, selected indices may be used to illustrate historic performance of select asset classes. The Fund may also include in advertisements, sales literature, communications to shareholders or other materials, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, treasury bills and shares of a Portfolio. In addition, advertisements, shareholder communications or other materials may include a discussion of certain attributes or benefits to be derived by an investment in a Portfolio and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternative to certificates of deposit and other financial instruments. Such advertisements or communicators may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein. Materials may include lists of representative clients of the Portfolios' investment advisers. Materials may refer to the CUSIP numbers of the various classes of the Portfolios and may illustrate how to find the listings of the Portfolios in newspapers and periodicals. Materials may also include discussions of other Portfolios, products, and services.

      Charts and graphs using net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid and reflects all elements of return. Unless otherwise indicated, the adjusted NAVs are not adjusted for sales charges, if any.

      A Portfolio may illustrate performance using moving averages. A long-term moving average is the average of each week's adjusted closing NAV for a specified period. A short-term moving average is the average of each day's adjusted closing NAV for a specified period. Moving Average Activity Indicators combine adjusted closing NAVs from the last business day of each week with moving averages for a specified period to produce indicators showing when an NAV has crossed, stayed above, or stayed below its moving average.

      A Portfolio may quote various measures of volatility and benchmark correlation in advertising. In addition, a Portfolio may compare these measures to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data.

      Momentum indicators indicate a Portfolio's price movements over specific periods of time. Each point on the momentum indicator represents the Portfolio's percentage change in price movements over that period.

      A Portfolio may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels. A Portfolio may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time.

      A Portfolio may advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics.

      Advertisements and sales materials relating to a Portfolio may include information regarding the background, experience and expertise of the investment adviser and/or portfolio manager for the Portfolio.

                                     TAXES

      The following is only a summary of certain additional tax considerations generally affecting the Portfolios and their shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Portfolios or their shareholders, and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning. Investors are urged to consult their tax advisers with specific reference to their own tax situation.

      Please note that for purposes of satisfying certain of the requirements for taxation as a regulated investment company described below, the Index Equity Portfolio is deemed to own a proportionate share of the assets and gross income of the Index Master Portfolio in which the Index Equity Portfolio invests all of its assets. Also, with respect to the Index Equity Portfolio, the discussion below that relates to the taxation of futures contracts and other rules pertaining to the timing and character of income apply to the Index Master Portfolio.

      Each Portfolio has elected and intends to qualify for taxation as a regulated investment company under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, each Portfolio generally is exempt from Federal income tax on its net investment income and realized capital gains that it distributes to shareholders, provided that it distributes an amount equal to at least the sum of (a) 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss, if any, for the year) and (b) 90% of its net tax-exempt interest income, if any, for the year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below. Distributions of investment company taxable income and net tax-exempt interest income made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year will satisfy the Distribution Requirement.

      In addition to satisfaction of the Distribution Requirement, each Portfolio must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies (including, but not limited to, gains from forward foreign currency exchange contacts), or from other income derived with respect to its business of investing in such stock, securities, or currencies (the "Income Requirement") and derive less than 30% of its gross income from the sale or other disposition of stock, securities and certain other investments (including foreign currencies or options, futures or forward contracts on foreign currencies but only to the extent that such currencies or options, futures or forward contracts are not directly related to the Portfolio's principal business of investing in stock or securities) held for less than three months (the "Short-Short Gain Test"). Future Treasury regulations may provide that foreign currency gains that are not "directly related" to a Portfolio's principal business of investing in stock or securities will not satisfy the Income Requirement. Interest (including original issue discount and "accrued market discount") received by a Portfolio at maturity or upon disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security held for less than three months for purposes of the Short-Short Gain Test. However, any other income that is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose.

      In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of each Portfolio's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which a Portfolio has not invested more than 5% of the value of its total assets in securities of such issuer and as to which a Portfolio does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of each Portfolio's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which such Portfolio controls and which are engaged in the same or similar trades or businesses.

      Each of the Money and Non-Money Market Municipal Portfolios is designed to provide investors with tax-exempt interest income. Shares of the Money and Non-Money Market Municipal Portfolios would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under
Section 401 of the Code, H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, not only would not gain any additional benefit from the Portfolio's dividends being tax-exempt but also such dividends would be taxable when distributed to the beneficiary. In addition, the Money and Non-Money Market Municipal Portfolios may not be an appropriate investment for entities which are "substantial users" of facilities financed by private activity bonds or "related person" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and (a) whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, (b) who occupies more than 5% of the entire usable area of such facilities, or (c) for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

      In order for the Money and Non-Money Market Municipal Portfolios to pay exempt interest dividends for any taxable year, at the close of each quarter of the taxable year at least 50% of the value of each such Portfolio must consist of exempt interest obligations. Exempt interest dividends distributed to shareholders are not included in the shareholder's gross income for regular Federal income tax purposes. However, gain realized by such Portfolios from the disposition of a tax-exempt bond that was acquired after April 30, 1993 for a price less than the principal amount of the bond is taxable to shareholders as ordinary income to the extent of accrued market discount. Also, all shareholders required to file a Federal income tax return are required to report the receipt of exempt interest dividends and other exempt interest on their returns. Moreover, while such dividends and interest are exempt from regular Federal income tax, they may be subject to alternative minimum tax (currently imposed at the rate of 26% (28% on the taxable excess over $175,000) or 28% in the case of non-corporate taxpayers and at the rate of 20% in the case of corporate taxpayers) in two circumstances. First, exempt interest dividends derived from certain "private activity" bonds issued after August 7, 1986, generally will constitute an item of tax preference for both corporate and non-corporate taxpayers. Second, exempt interest dividends derived from all bonds, regardless of the date of issue, must be taken into account by corporate taxpayers in determining certain adjustments for alternative minimum tax purposes. Receipt of exempt interest dividends may result in collateral Federal income tax consequences to certain other taxpayers, including financial institutions, property and casualty insurance companies, individual recipients of Social Security or Railroad Retirement benefits, and foreign corporations engaged in trade or business in the United States. Prospective investors should consult their own tax advisors as to such consequences.

      If a Money or Non-Money Market Municipal Portfolio distributes exempt interest dividends during the shareholder's taxable year, no deduction generally will be allowed for any interest expense on indebtedness incurred to purchase or carry shares of such Portfolio.

      The Ohio Municipal Money Market and Ohio Tax-Free Income Portfolios are not subject to the Ohio personal income tax, school district income taxes in Ohio, the Ohio corporation franchise tax, or the Ohio dealer in intangibles tax, provided that, with respect to the Ohio corporation franchise tax and the Ohio dealer in intangibles tax, the Fund timely files the annual report required by
Section 5733.09 of the Ohio Revised Code. Distributions with respect to shares of the Ohio Municipal Money Market and Ohio Tax-Free Income Portfolios properly attributable to proceeds of insurance paid to those Portfolios that represent maturing or matured interest on defaulted Obligations held by those Portfolios and that are excluded from gross income for federal income tax purposes will not be subject to Ohio personal income tax or municipal or school district income taxes in Ohio, nor included in the net income base of the Ohio corporation franchise tax.

      Distributions of exempt-interest dividends, to the extent attributable to interest on North Carolina Municipal Obligations and to interest on direct obligations of the United States (including territories thereof), are not subject to North Carolina individual or corporate income tax. Distributions of gains attributable to certain obligations of the State of North Carolina and its political subdivisions issued prior to July 1, 1995 are not subject to North Carolina individual or corporate income tax; however, distributions of gains attributable to such types of obligations that were issued after June 30, 1995 will be subject to North Carolina individual or corporate income tax.

      An investment in a Portfolio (including the North Carolina Municipal Money Market Portfolio) by a corporation subject to the North Carolina franchise tax will be included in the capital stock, surplus and undivided profits base in computing the North Carolina franchise tax. Investors in a Portfolio including, in particular, corporate investors which may be subject to the North Carolina franchise tax, should consult their tax advisors with respect to the effects on such tax of an investment in a Portfolio and with respect to their North Carolina tax situation in general.

      Distributions of investment company taxable income will be taxable (other than the possible allowance of the dividends received deduction described below) to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in shares. Shareholders receiving any distribution from a Portfolio in the form of additional shares will be treated as receiving a taxable distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. The Money Market and Non-Money Market Municipal Portfolios may each purchase securities that do not bear Tax-Exempt Interest. Any income on such securities recognized by the Portfolio will be distributed and will be taxable to its shareholders.

      Each Portfolio intends to distribute to shareholders any of its excess of net long-term capital gain over net short-term capital loss ("net capital gain") for each taxable year. Such gain is distributed as a capital gain dividend and is taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares, whether such gain was recognized by the Portfolio prior to the date on which a shareholder acquired shares of the Portfolio and whether the distribution was paid in cash or reinvested in shares.

      In the case of corporate shareholders, distributions (other than capital gain dividends) of a Non-Money Market Portfolio for any taxable year generally qualify for the dividends received deduction to the extent of the gross amount of "qualifying dividends" received by such Portfolio for the year. Generally, a dividend will be treated as a "qualifying dividend" if it has been received from a domestic corporation. Distributions of net investment income from debt securities and of net realized short-term capital gains will be taxable to shareholders as ordinary income and will not be treated as "qualifying dividends" for purposes of the dividends received deduction.

      Ordinary income of individuals will be taxable at a maximum nominal rate of 39.6%, but because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher. An individual's long-term capital gains will be taxable at a maximum rate of 28%. Capital gains and ordinary income of corporate taxpayers are both taxed at a maximum nominal rate of 35%, but at marginal rates of 39% for taxable income between $100,000 and $335,000 and 38% for taxable income between $15,000,000 and 18,333,333.

      Investors should be aware that any loss realized upon the sale, exchange or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent any capital gain dividends have been paid with respect to such shares. For shareholders of the Non-Money Market Portfolios, any loss incurred on the sale or exchange of a Portfolio's shares, held six months or less, will be disallowed to the extent of exempt-interest dividends paid with respect to such shares, and any loss not so disallowed will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

      Generally, futures contracts held by a Portfolio at the close of the Portfolio's taxable year will be treated for Federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "mark-to-market." Forty percent of any gain or loss resulting from such constructive sale will be treated as short-term capital gain or loss and 60% of such gain or loss will be treated as long-term capital gain or loss without regard to the length of time a Portfolio holds the futures contract ("the 40-60 rule"). The amount of any capital gain or loss actually realized by a Portfolio in a subsequent sale or other disposition of those futures contracts will be adjusted to reflect any capital gain or loss taken into account by the Portfolio in a prior year as a result of the constructive sale of the contracts. With respect to futures contracts to sell, which will be regarded as parts of a "mixed straddle" because their values fluctuate inversely to the values of specific securities held by the Portfolio, losses as to such contracts to sell will be subject to certain loss deferral rules which limit the amount of loss currently deductible on either part of the straddle to the amount thereof which exceeds the unrecognized gain (if any) with respect to the other part of the straddle, and to certain wash sales regulations. Under short sales rules, which also will be applicable, the holding period of the securities forming part of the straddle will (if they have not been held for the long-term holding period) be deemed not to begin prior to termination of the straddle. With respect to certain futures contracts, deductions for interest and carrying charges will not be allowed. Notwithstanding the rules described above, with respect to futures contracts to sell which are properly identified as such, a Portfolio may make an election which will exempt (in whole or in part) those identified futures contracts from being treated for Federal income tax purposes as sold on the last business day of the Fund's taxable year, but gains and losses will be subject to such short sales, wash sales, loss deferral rules and the requirement to capitalize interest and carrying charges. Under temporary regulations, a Portfolio would be allowed (in lieu of the foregoing) to elect either (1) to offset gains or losses from portions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or
(2) to establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, the 40-60 rule will apply to the net gain or loss attributable to the futures contracts, but in the case of a mixed straddle account election, not more than 50% of any net gain may be treated as long-term and no more than 40% of any net loss may be treated as short-term. Options on futures contracts generally receive Federal tax treatment similar to that described above.

      The Internal Revenue Service has issued a private letter ruling with respect to certain other investment companies to the following effect: gains realized from a futures contract to purchase or to sell will be treated for purposes of the Short-Short Gain Test as being derived from a security held for three months or more regardless of the actual period for which the contract is held if the gain arises as a result of a constructive sale of the contract at the end of the taxable year as described above, and will be treated as being derived from a security held for less than three months only if the contract is terminated (or transferred) during the taxable year (other than by reason of mark-to-market) and less than three months elapses between the date the contract is acquired and the termination date. Although private letter rulings are not binding on the Internal Revenue Service with respect to the Portfolios, the Fund believes that the Internal Revenue Service would take a comparable position with respect to the Portfolios. In determining whether the Short-Short Gain Test is met for a taxable year, increases and decreases in the value of a Portfolio's futures contracts and securities that qualify as part of a "designated hedge," as defined in the Code, may be netted.

      Special rules govern the Federal income tax treatment of the portfolio transactions of the International Equity, International Emerging Markets and International Bond Portfolios and certain transactions of the other Portfolios that are denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, certain preferred stock); (ii) the accruing of certain trade receivables and payables; (iii) the entering into or acquisition of any forward contract or similar financial instruments; and (iv) the entering into or acquisition of any futures contract, option or similar financial instrument, if such instrument is not marked-to-market. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer also is treated as a transaction subject to the special currency rules. With respect to such transactions, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts that are capital assets in the hands of the taxpayer and which are not part of a straddle ("Capital Asset Election"). In accordance with Treasury regulations, certain transactions with respect to which the taxpayer has not made the Capital Asset Election and that are part of a "Section 988 hedging transaction" (as defined in the Code and the Treasury regulations) are integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. "Section 988 hedging transactions" (as identified by such Treasury regulations) are not subject to the mark-to-market or loss deferral rules under the Code. Some of the non-U.S. dollar-denominated investments that the Portfolios may make (such as non-U.S. dollar-denominated debt securities and obligations and preferred stock) and some of the foreign currency contracts the International Equity, International Emerging Markets and International Bond Portfolios may enter into will be subject to the special currency rules described above. Gain or loss attributable to the foreign currency component of transactions engaged in by a Portfolio which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction.

      In addition, certain forward foreign currency contracts held by a Portfolio at the close of the Fund's taxable year will be subject to "mark-to-market" treatment. If the Fund makes the Capital Asset Election with respect to such contracts, the contract will be subject to the 40-60 rule described above. Otherwise, such gain or loss will be ordinary in nature. To receive such Federal income tax treatment, a foreign currency contract must meet the following conditions: (1) the contract must require delivery of a foreign currency of a type in which regulated futures contracts are traded or upon which the settlement value of the contract depends; (2) the contract must be entered into at arm's length at a price determined by reference to the price in the interbank market; and (3) the contract must be traded in the interbank market. The Treasury Department has broad authority to issue regulations under these provisions respecting foreign currency contracts. As of the date of this Statement of Additional Information the Treasury has not issued any such regulations. Forward foreign currency contracts entered into by the International Equity, International Emerging Markets and International Bond Portfolios also may result in the creation of one or more straddles for Federal income tax purposes, in which case certain loss deferral, short sales, and wash sales rules and requirements to capitalize interest and carrying charges may apply.

      If for any taxable year any Portfolio does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and all distributions (including amounts derived from interest on Municipal Obligations) will be taxable as ordinary dividends to the extent of such Portfolio's current and accumulated earnings and profits. Such distributions will be eligible for the dividends received deduction in the case of corporate shareholders.

      A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

      The Fund will be required in certain cases to withhold and remit to the United States Treasury 31% of dividends and gross sale proceeds paid to any shareholder (i) who has provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or (iii) who has failed to certify to the Fund when required to do so that he is not subject to backup withholding or that he is an "exempt recipient."

      Shareholders will be advised annually as to the Federal income tax consequences of distributions made by the Portfolios each year.

      The foregoing general discussion of Federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

      Although each Portfolio expects to qualify as a "regulated investment company" and to be relieved of all or substantially all Federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Portfolio may be subject to the tax laws of such states or localities. Shareholders should consult their tax advisors about state and local tax consequences, which may differ from the Federal income tax consequences described above.


                    ADDITIONAL INFORMATION CONCERNING SHARES

      Shares of the Fund have noncumulative voting rights and, accordingly, the holders of more than 50% of the Fund's outstanding shares (irrespective of class) may elect all of the trustees. Shares have no preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion. When issued for payment as described in the Prospectus, shares will be fully paid and non-assessable by the Fund.

      There will normally be no meetings of shareholders for the purpose of electing trustees unless and until such time as required by law. At that time, the trustees then in office will call a shareholders meeting to elect trustees. Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. The Fund's Declaration of Trust provides that meetings of the shareholders of the Fund shall be called by the trustees upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote.

      The Funds' Declaration of Trust authorizes the Board of Trustees, without shareholder approval (unless otherwise required by applicable law), to: (i) sell and convey the assets belonging to a class of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such class to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (ii) sell and convert the assets belonging to one or more classes of shares into money and, in connection therewith, to cause all outstanding shares of such class to be redeemed at their net asset value; or (iii) combine the assets belonging to a class of shares with the assets belonging to one or more other classes of shares if the Board of Trustees reasonably determines that such combination will not have a material adverse effect on the shareholders of any class participating in such combination and, in connection therewith, to cause all outstanding shares of any such class to be redeemed or converted into shares of another class of shares at their net asset value. The Board of Trustees may authorize the termination of any class of shares after the assets belonging to such class have been distributed to its shareholders.


                                 MISCELLANEOUS

      COUNSEL. The law firm of Drinker Biddle & Reath, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107-3496, serves as the Fund's counsel. The law firm of Stradley, Ronon, Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia, Pennsylvania 19103, serves as the Trust's counsel.

      INDEPENDENT ACCOUNTANTS. ________________________ serves as the Fund's and the Trust's independent accountants.

      FIVE PERCENT OWNERS. The name, address and percentage ownership of each person that on ________, 1996 owned of record or beneficially 5% or more of the outstanding shares of a Portfolio which had commenced operations as of that date was as follows: [ADD INFO]

          On _________, 1996, PNC Bank held of record approximately ___% of the Fund's outstanding shares, and may be deemed a controlling person of the Fund under the 1940 Act. PNC Bank is a national bank organized under the laws of the United States. All of the capital stock of PNC Bank is owned by PNC Bancorp, Inc. All of the capital stock of PNC Bancorp, Inc. is owned by PNC Bank Corp., a publicly-held bank holding company.

          BANKING LAWS. Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, administrator, transfer agent or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of customers. PAMG, PIMC, BlackRock, PCM, PEAC, CastleInternational, PNC Bank and other institutions that are banks or bank affiliates are subject to such banking laws and regulations.

          PAMG, PIMC, BlackRock, PCM, PEAC, CastleInternational and PNC Bank believe they may perform the services for the Fund contemplated by their respective agreements with the Fund without violation of applicable banking laws or regulations. It should be noted, however, that there have been no cases deciding whether bank and non-bank subsidiaries of a registered bank holding company may perform services comparable to those that are to be performed by these companies, and future changes in either Federal or state statutes and regulations relating to permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent these companies from continuing to perform such services for the Fund. If such were to occur, it is expected that the Board of Trustees would recommend that the Fund enter into new agreements or would consider the possible termination of the Fund. Any new advisory or sub-advisory agreement would normally be subject to shareholder approval. It is not anticipated that any change in the Fund's method of operations as a result of these occurrences would affect its net asset value per share or result in a financial loss to any shareholder.

          SHAREHOLDER APPROVALS. As used in this Statement of Additional Information and in the Prospectus, a "majority of the outstanding shares" of a class, series or Portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the lesser of (1) 67% of the shares of the particular class, series or Portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such class, series or Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of such class, series or Portfolio.


                              FINANCIAL STATEMENTS

          The audited financial statements and notes thereto in the Fund's Annual Report to Shareholders for the fiscal year ended September 30, 1996 (the "1996 Annual Report") are incorporated in this Statement of Additional Information by reference. No other parts of the 1996 Annual Report are incorporated by reference herein. The financial statements included in the 1996 Annual Report have been audited by the Fund's independent accountants, ________________________, whose reports thereon are incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such reports given upon their authority as experts in accounting and auditing. Additional copies of the 1996 Annual Report may be obtained at no charge by telephoning the Distributor at the telephone number appearing on the front page of this Statement of Additional Information.

          The financial statements included in the 1996 Report for each of the two years in the period ended June 30, 1995, and for the period from July 17, 1992 through June 30, 1993 for the Low Duration Bond Portfolio and the period from December 9, 1992 through June 30, 1993 for the Core Bond Portfolio, have been audited by the former independent accountants of the Predecessor BFM Portfolios, ___________________________, whose report thereon is also incorporated herein by reference. Such financial statements have been incorporated herein by reference in reliance on the reports of ________________________ and Deloitte & Touche, L.L.P. given upon their authority as experts in accounting and auditing.

          INDEX MASTER PORTFOLIO. The audited financial statements for the U.S. Large Company Series of The DFA Investment Trust Company (the "Trust") contained in its Report to Shareholders dated November 30, 1995 (the "1995 Index Master Report"), and the unaudited financial statements for the Trust's U.S. Large Company Series contained in its Semi-Annual Report to Shareholders dated May 31, 1996 (the "1996 Index Master Report"), are incorporated by reference into this Statement of Additional Information. No other parts of the 1995 Index Master Report or 1996 Master Report are incorporated by reference herein. The financial statements included in the

1995 Index Master Report have been audited by the Trust's independent accountants, _________________________, whose reports thereon are incorporated herein by reference. Such financial statements have been incorporated herein by reference in reliance upon such reports given upon their authority as experts in accounting and auditing. Additional copies of the 1995 Index Master Report and 1996 Index Master Report may be obtained at no charge by telephoning the Trust at (310) 395-8005.

                                   APPENDIX A
                                   ----------


COMMERCIAL PAPER RATINGS
------------------------

          A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

          "A-1" - Issue's degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted "A-1+."

          "A-2" - Issue's capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

          "A-3" - Issue has an adequate capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes in circumstances than an obligation carrying a higher designation.

          "B" - Issue has only a speculative capacity for timely payment.

          "C" - Issue has a doubtful capacity for payment.

          "D" - Issue is in payment default.


          Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody's for commercial paper:

          "Prime-1" - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

          "Prime-2" - Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

          "Prime-3" - Issuer or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

          "Not Prime" - Issuer does not fall within any of the Prime rating categories.


          The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

          "D-1+" - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

          "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

          "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

          "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

          "D-3" - Debt possesses satisfactory liquidity, and other protection factors qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

          "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

          "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.


          Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

          "F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

          "F-1" - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

          "F-2" - Securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

          "F-3" - Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

          "F-S" - Securities possess weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

          "D" - Securities are in actual or imminent payment default.

          Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.


          Thomson BankWatch short-term ratings assess the likelihood of an untimely or incomplete payment of principal or interest of unsubordinated instruments having a maturity of one year or less which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the ratings used by Thomson BankWatch:

          "TBW-1" - This designation represents Thomson BankWatch's highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

          "TBW-2" - This designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

          "TBW-3" - This designation represents the lowest investment grade category and indicates that while the debt is more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

          "TBW-4" - This designation indicates that the debt is regarded as non-investment grade and therefore speculative.

          IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short-term debt ratings:

          "A1+" - Obligations which posses a particularly strong credit feature are supported by the highest capacity for timely repayment.

          "A1" - Obligations are supported by the highest capacity for timely repayment.

          "A2" - Obligations are supported by a satisfactory capacity for timely repayment.

          "A3" - Obligations are supported by a satisfactory capacity for timely repayment.

          "B" - Obligations for which there is an uncertainty as to the capacity to ensure timely repayment.

          "C" - Obligations for which there is a high risk of default or which are currently in default.

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS
----------------------------------------------

          The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

          "AAA" - This designation represents the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

          "AA" - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

          "A" - Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

          "BBB" - Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

          "BB," "B," "CCC," "CC" and "C" - Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

          "BB" - Debt has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

          "B" - Debt has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

          "CCC" - Debt has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

          "CC" - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

          "C" - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

          "CI" - This rating is reserved for income bonds on which no interest is being paid.

          "D" - Debt is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

          PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

          "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

          The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

          "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

          "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

          "Baa" - Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

          Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

          (P)... - When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

          Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Ba1 and B1.

          The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

          "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

          "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

          "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

          "BBB" - Debt possesses below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

          "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

          To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.


          The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:

          "AAA" - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

          "AA" - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

          "A" - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

          "BBB" - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.


          To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.


          IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for long-term debt ratings:

          "AAA" - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

          "AA" - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions may increase investment risk, albeit not very significantly.

          "A" - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

          "BBB" - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

          "BB," "B," "CCC," "CC," and "C" - Obligations are assigned one of these ratings where it is considered that speculative characteristics are present. "BB" represents the lowest degree of speculation and indicates a possibility of investment risk developing. "C" represents the highest degree of speculation and indicates that the obligations are currently in default.

          IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within major rating categories.


          Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

          "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is extremely high.

          "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.

          "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

          "BBB" - This designation represents Thomson BankWatch's lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

          "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

          "D" - This designation indicates that the long-term debt is in default.

          PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.


MUNICIPAL NOTE RATINGS
----------------------

          A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

          "SP-1" - The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

          "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

          "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


          Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

          "MIG-1"/"VMIG-1" - Loans bearing this designation are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

          "MIG-2"/"VMIG-2" - Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

          "MIG-3"/"VMIG-3" - Loans bearing this designation are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

          "MIG-4"/"VMIG-4" - Loans bearing this designation are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

          "SG" - Loans bearing this designation are of speculative quality and lack margins of protection.


          Fitch and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                           COMPASS CAPITAL FUNDS/SM/
                          (FORMERLY, THE PNC(R) FUND)
                                     PART C
                               OTHER INFORMATION


Item 24.  Financial Statements and Exhibits

          (a)  Financial Statements:

               (1) Included in Part A of the Registration Statement are the following tables:

                    (i) Audited Financial Highlights for the Money Market, U.S. Treasury Money Market, Municipal Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market, Value Equity, Growth Equity, Small Cap Value Equity, Small Cap Growth Equity, International Equity, International Emerging Markets, Select Equity, Index Equity, Balanced, Intermediate Government Bond, Intermediate Bond, Managed Income, Tax-Free Income, Pennsylvania Tax-Free Income, Government Income and Ohio Tax-Free Income Portfolios for the fiscal years ended September 30, 1996, September 30, 1995, September 30, 1994, September 30, 1993, September 30, 1992, September 30, 1991 and September 30, 1990.

                    (ii) Audited Financial Highlights for the  International
                         Bond, New Jersey Tax-Free Income and New Jersey Municipal Money Market Portfolios for the periods ended September 30, 1996 and January 31, 1996, and for the fiscal years ended February 28, 1995, February 28, 1994, February 28, 1993 and February 29, 1992.

                   (iii) Audited Financial Highlights for the Low Duration Bond
                         and Core Bond Portfolios for the periods ended September 30, 1996 and March 31, 1996, and for the fiscal years ended June 30, 1995, June 30, 1994 and June 30, 1993.

                    (iv) Audited Financial Highlights for the Multi-Sector
                         Mortgage Securities Portfolio III for the periods ended September 30, 1996 and March 31, 1996, and for the period ended June 30, 1995.

               (2) Incorporated by reference into Part B of the Registration Statement are the following audited financial statements:

                    (i) With respect to the Money Market, U.S. Treasury Money Market, Municipal Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market and Virginia Municipal Money Market Portfolios:

                              Report of Independent Accountants for the fiscal year ended September 30, 1996;

                              Statements of Net Assets -September 30, 1996;

                              Statements of Operations for the year ended
                              September 30, 1996;

                              Statements of Changes in Net Assets for the year ended September 30, 1996;

                              Notes to Financial Statements.

                   (ii) With respect to the Value Equity, Growth Equity, Small Cap Growth Equity, Select Equity, Index Equity, Small Cap Value Equity, International Equity, International Emerging Markets and Balanced Portfolios:

                              Report of Independent Accountants for the fiscal year ended September 30, 1996;

                              Schedules of Investments with respect to the International Equity Portfolio - September 30, 1996;

                              Statements of Assets and Liabilities - September 30, 1996;

                              Statements of Net Assets -
                              September 30, 1996;

                              Statements of Operations for the year ended
                              September 30, 1996;

                              Statements of Changes in Net Assets for the year ended September 30, 1996;

                              Notes to Financial Statements.

                  (iii) With respect to the Managed Income, Tax-Free Income, Intermediate Government, Ohio Tax-Free Income, Pennsylvania Tax-Free Income, Intermediate Bond and Government Income Portfolios:

                              Report of Independent Accountants for the fiscal year ended September 30, 1996;

                              Statements of Net Assets -September 30, 1996;

                              Statements of Operations for the year ended
                              September 30, 1996;

                              Statements of Changes in Net Assets for the year ended September 30, 1996;

                              Notes to Financial Statements.

                    (iv) With respect to the International Bond, New Jersey Tax-
                         Free Income and New Jersey Municipal Money Market
                         Portfolios:

                              Reports of Independent Accountants for the period ended September 30, 1996;

                              Statements of Net Assets for the period ended September 30, 1996 (New Jersey Tax-Free Income and New Jersey Municipal Money Market Portfolios);

                              Schedule of Investments - September 30, 1996
                              (International Bond Portfolio);

                              Statement of Assets and Liabilities - September 30, 1996 (International Bond Portfolio);

                              Statements of Operations for the period ended September 30, 1996;

                              Statements of Changes in Net Assets for the period ended September 30, 1996;

                              Notes to Financial Statements.

                   (v)   With respect to the Low Duration Bond and Core Bond
                         Portfolios:

                              Report of Independent Accountants for the period ended September 30, 1996;

                              Schedules of Investments - September 30, 1996;

                              Statements of Assets and Liabilities - September 30, 1996;

                              Statements of Operations for the period ended September 30, 1996;

                              Statements of Changes in Net Assets for the period ended September 30, 1996;

                              Notes to Financial Statements.

                   (vi) With respect to the Multi-Sector Mortgage Securities Portfolio III:

                              Report of Independent Auditors for the period ended September 30, 1996;

                              Portfolio of Investments - September 30, 1996;

                              Statement of Assets and Liabilities - September 30, 1996;

                              Statement of Operations for the period ended
                              September 30, 1996;

                              Statement of Changes in Net Assets for the period ended September 30, 1996;

                              Notes to Financial Statements.

               (vii) With respect to the U.S. Large Company Series of The DFA Investment Trust Company:

                              Report of Independent Accountants for the fiscal year ended November 30, 1995;

                              Statement of Net Assets - November 30, 1995;

                              Statement of Operations for the year ended
                              November 30, 1995;

                              Statement of Changes in Net Assets for the year ended November 30, 1995;

                              Notes to Financial Statements.

               (viii) With respect to the U.S. Large Company Series of The DFA Investment Trust Company:

                              Statement of Net Assets - May 31, 1996
                              (unaudited);

                              Statement of Operations for the six months ended May 31, 1996 (unaudited);

                              Statement of Changes in Net Assets for the six months ended May 31, 1996 (unaudited);

                              Notes to Financial Statements (unaudited).

          (b)  Exhibits:

               (1)  (a)  Declaration of Trust of the Registrant dated December
                         22, 1988 is incorporated herein by reference to Exhibit
                         (1) of Registrant's Registration Statement on Form N-1A filed on December 23, 1988.

                    (b) Amendment No. 1 to Declaration of Trust is incorporated herein by reference to Exhibit (1)(b) of Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A filed on May 11, 1989.

                    (c) Amendment No. 2 to the Declaration of Trust dated December 23, 1993 is incorporated herein by reference to Exhibit (1)(c) of Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A filed on July 8, 1994.

                    (d) Amendment No. 3 to the Declaration of Trust dated January 5, 1996.

               (2) Registrant's Code of Regulations is incorporated herein by reference to Exhibit (2) of Registrant's Registration Statement on Form N-1A, filed on December 23, 1988.

               (3)       None.

               (4) Sections V, VIII and IX of Registrant's Declaration of Trust dated December 22, 1988 is incorporated herein by reference to Exhibit (1) of Registrant's Registration Statement on Form N-1A filed on December 23, 1988;
                         Article II of Registrant's Code of Regulations is incorporated herein by reference to Exhibit (2) of Registrant's Registration Statement on Form N-1A filed on December 23, 1988.

               (5)  (a)  Investment Advisory Agreement between Registrant and
                         PNC Asset Management Group, Inc. relating to all Portfolios except the Multi-Sector Mortgage Securities Portfolio III and Index Equity Portfolio is incorporated herein by reference to Exhibit (5)(a) of Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A filed on May 30, 1996.

                    (b) Investment Advisory Agreement between Registrant and BlackRock Financial Management, Inc. with respect to the

                         Multi-Sector Mortgage Securities Portfolio III is incorporated herein by reference to Exhibit (5)(b) of Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A filed on May 30, 1996.

                    (c) Form of Amendment No. 1 to Investment Advisory Agreement between Registrant and PNC Asset Management Group, Inc. with respect to the Mid-Cap Value Equity and Mid-Cap Growth Equity Portfolios.

                    (d) Sub-Advisory Agreement between PNC Asset Management Group, Inc. and BlackRock Financial Management, Inc. with respect to the Managed Income, Tax-Free Income, Intermediate Government Bond, Ohio Tax-Free Income, Pennsylvania Tax-Free Income, Low Duration Bond, Intermediate Bond, Government Income, New Jersey Tax-Free Income and Core Bond Portfolios is incorporated herein by reference to Exhibit (5)(c) of Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A filed on May 30, 1996.

                    (e) Sub-Advisory Agreement between PNC Asset Management Group, Inc. and Provident Capital Management, Inc. with respect to the Value Equity, Small Cap Value Equity and Select Equity Portfolios is incorporated herein by reference to Exhibit (5)(c) of Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A filed on May 30, 1996.

                    (f) Sub-Advisory Agreement between PNC Asset Management Group, Inc. and PNC Equity Advisors Company with respect to the Growth Equity and Small Cap Growth Equity Portfolios is incorporated herein by reference to Exhibit (5)(c) of Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A filed on May 30, 1996.

                    (g) Sub-Advisory Agreement between PNC Asset Management Group, Inc. and PNC Institutional Management Corporation with respect to the Money Market, U.S. Treasury Money Market, Municipal Money Market, Pennsylvania Municipal Money Market, Ohio Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market and New Jersey Municipal Money Market Portfolios is incorporated herein by reference to Exhibit (5)(c) of Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A filed on May 30, 1996.

                    (h) Sub-Advisory Agreement between PNC Asset Management Group, Inc. and Morgan Grenfell Investment Services Limited with respect to the International Bond Portfolio is incorporated herein by reference to Exhibit (5)(c) of Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A filed on May 30, 1996.

                    (i) Sub-Advisory Agreement between PNC Asset Management Group, Inc. and CastleInternational Asset Management Limited with respect to the International Equity and International Emerging Markets Portfolios is incorporated herein by reference to Exhibit (5)(c) of Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A filed on May 30, 1996.

                    (j) Sub-Advisory Agreement among PNC Asset Management Group, Inc., Provident Capital Management, Inc. and BlackRock Financial Management, Inc. with respect to the Balanced Portfolio is incorporated herein by reference to Exhibit (5)(c) of Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A filed on May 30, 1996.

                    (k) Form of Amendment No. 1 to Sub-Advisory Agreement between PNC Asset Management Group, Inc. and Provident Capital Management, Inc. with respect to the Mid-Cap Value Equity Portfolio.

                    (l) Form of Amendment No. 1 to Sub-Advisory Agreement between PNC Asset Management Group, Inc. and PNC Equity Advisors Company with respect to the Mid-Cap Growth Equity Portfolio.

               (6)  (a)  Distribution Agreement between Registrant and Provident
                         Distributors, Inc. dated January 31, 1994 is incorporated herein by reference to Exhibit (6)(a) of Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A filed on July 8, 1994.

                    (b) Appendix A to the Distribution Agreement between Registrant and Compass Distributors, Inc. is incorporated herein by reference to Exhibit (6)(b) of Post-Effective Amendment No. 22 to Registrant's Registration Statement on Form N-1A filed on July 29, 1996.

                    (c) Form of Appendix A to the Distribution Agreement between Registrant and Compass Distributors, Inc.

                    (d) Amendment No. 2 to the Distribution Agreement between Registrant and Provident Distributors, Inc. dated October 18, 1994 is incorporated herein by reference to
                         Exhibit 6(c) of Post-Effective Amendment No. 14 to Registrant's Registration Statement on Form N-1A filed on January 18, 1995.

                    (e) Amendment No. 3 to the Distribution Agreement between Registrant and Provident Distributors, Inc. is incorporated herein by reference to Exhibit (6)(d) of Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A filed on May 30, 1996.

               (7)       None.

               (8)  (a)  Custodian Agreement dated October 4, 1989 between
                         Registrant and PNC Bank, National Association is incorporated herein by reference to Exhibit 8(a) of Post-Effective Amendment No. 1 to

                         Registrant's Registration Statement on Form N-1A filed on December 29, 1989.

                    (b) Amendment No. 1 to Custodian Agreement between Registrant and PNC Bank, National Association is incorporated herein by reference to Exhibit 8(b) of Post-Effective Amendment No. 4 to Registrant's Registration Statement on Form N-1A filed on December 13, 1991.

                    (c) Amendment No. 2 dated March 1, 1993 to Custodian Agreement between Registrant and PNC Bank, National Association with respect to the Short-Term Bond, Intermediate-Term Bond, Core Equity, Small Cap Growth Equity and North Carolina Municipal Money Market Portfolios is incorporated herein by reference to Exhibit (8)(c) of Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A filed on November 10, 1993.

                    (d) Appendix B to Custodian Agreement dated October 4, 1989 between Registrant and PNC Bank, National Association is incorporated herein by reference to Exhibit (8)(d) of Post-Effective Amendment No. 22 to Registrant's Registration Statement on Form N-1A filed on July 29, 1996.

                    (e) Form of Appendix B to Custodian Agreement dated October 4, 1989 between Registrant and PNC Bank, National Association.

                    (f) Sub-Custodian Agreement dated April 27, 1992 among the Registrant, PNC Bank, National Association and The Chase Manhattan Bank is incorporated herein by reference to Exhibit (8)(e) of Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A filed on November 10, 1993.

                    (g) Global Sub-Custody Agreement between Barclays Bank PLC and PNC Bank, National Association dated October 28, 1992 is incorporated herein by reference to Exhibit
                         (8)(e) of Post-Effective

                         Amendment No. 14 to Registrant's Registration Statement on Form N-1A filed on January 18, 1995.

                    (h) Custodian Agreement between State Street Bank and Trust Company and PNC Bank, National Association dated June 13, 1983 is incorporated herein by reference to Exhibit
                         (8)(f) of Post-Effective Amendment No. 14 to
                         Registrant's Registration Statement on Form N-1A filed on January 18, 1995.

                    (i) Amendment No. 1 to Custodian Agreement between State Street Bank and Trust Company and PNC Bank, National Association dated November 21, 1989 is incorporated herein by reference to Exhibit (8)(g) of Post-Effective Amendment No. 14 to Registrant's Registration Statement on Form N-1A filed on January 18, 1995.

                    (j) Letter Agreement between Registrant and PNC Bank, National Association relating to custodian services with respect to the Tax-Free Income Portfolio is incorporated herein by reference to Exhibit 8(d) of Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A filed on December 1, 1992.

                    (k) Letter Agreement between Registrant and PNC Bank, National Association relating to custodian services with respect to the Ohio Municipal Money Market, Pennsylvania Municipal Money Market, Intermediate Government, Ohio Tax-Free Income, Pennsylvania Tax-Free Income, Value Equity, Index Equity and Small Cap Value Equity Portfolios is incorporated herein by reference to Exhibit (8)(e) of Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A filed on December 1, 1992.

                    (l) Letter Agreement dated March 1, 1993 between Registrant and PNC Bank, National Association relating to custodian services with respect to the North Carolina Municipal Money Market,

                         Short-Term Bond, Intermediate-Term Bond, Small Cap Growth Equity and Core Equity Portfolios is incorporated herein by reference to Exhibit (8)(h) of Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A filed on November 10, 1993.

               (9)  (a)  Administration Agreement among Registrant, Compass
                         Distributors, Inc. and PFPC Inc. is incorporated herein by reference to Exhibit (9)(a) of Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A filed on May 30, 1996.

                    (b) Forms of Appendix A and Appendix B to Administration Agreement among Registrant, Compass Distributors, Inc. and PFPC Inc.

                    (c) Co-Administration Agreement between Registrant and Compass Capital Group, Inc. is incorporated herein by reference to Exhibit (9)(b) of Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A filed on May 30, 1996.

                    (d) Form of Appendix A to Co-Administration Agreement between Registrant and Compass Capital Group, Inc.

                    (e) Transfer Agency Agreement dated October 4, 1989 between Registrant and PFPC Inc. is incorporated herein by reference to Exhibit 9(e) of Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A filed on December 29, 1989.

                    (f) Amendment No. 1 to Transfer Agency Agreement dated October 4, 1989 between Registrant and PFPC Inc. relating to the Tax-Free Income Portfolio is incorporated herein by reference to Exhibit 9(h) of Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A filed on February 5, 1992.

                    (g) Amendment No. 2 to Transfer Agency Agreement dated October 4, 1989 between Registrant and PFPC Inc. relating to the Pennsylvania Municipal Money Market, Ohio Municipal Money Market, Intermediate Government, Ohio Tax-Free Income, Pennsylvania Tax-Free Income, Value Equity, Index Equity and Small Cap Value Equity Portfolios is incorporated herein by reference to
                         Exhibit 9(h) of Post-Effective Amendment No. 4 to Registrant's Registration Statement on Form N-1A filed on December 13, 1991.

                    (h) Amendment No. 3 to Transfer Agency Agreement dated October 4, 1989 between Registrant and PFPC Inc. relating to the Short-Term Bond, Intermediate-Term Bond, Core Equity, Small Cap Growth Equity and North Carolina Municipal Money Market Portfolios is incorporated herein by reference to Exhibit (9)(e) of Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A filed on November 10, 1993.

                    (i) Amendment No. 4 to Transfer Agency Agreement dated October 4, 1989 between Registrant and PFPC Inc. relating to Series B Investor Shares of the Money Market, Managed Income, Tax-Free Income, Intermediate Government, Ohio Tax-Free Income, Pennsylvania Tax-Free Income, Value Equity, Growth Equity, Index Equity, Small Cap Value Equity, Intermediate-Term Bond, Small Cap Growth Equity, Core Equity, International Fixed Income, Government Income, International Emerging Markets, International Equity and Balanced Portfolios is incorporated herein by reference to Exhibit (9)(i) of Post-Effective Amendment No. 14 to Registrant's Registration Statement on Form N-1A filed on January 18, 1995.

                    (j) Appendix C to Transfer Agency Agreement between Registrant and PFPC Inc. is incorporated herein by reference to Exhibit (9)(k) of Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A filed on October 12, 1995.

                    (k) Form of Appendix C to Transfer Agency Agreement between Registrant and PFPC Inc.

                    (l) Trademark License Agreement between Registrant and PNC Bank Corp. is incorporated herein by reference to
                         Exhibit 9(h) of Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A filed on December 29, 1989.


               (10)      Opinion and Consent of Counsel./1/

               (11)      Consent of Drinker Biddle & Reath.

               (12)      None.

               (13) (a) Purchase Agreement between Registrant and Shearson Lehman Hutton Inc. ("Shearson") relating to Classes A-1, B-1, C-1, D-2, E-2, F-2 and G-2 is incorporated herein by reference to Exhibit 13(a) of Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A filed on December 29, 1989.

                    (b) Purchase Agreement between Registrant and Shearson relating to shares of Class H-2 is incorporated herein by reference to Exhibit 13(b) of Post-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A filed on April 30, 1990.

                    (c) Purchase Agreement between Registrant and Shearson relating to shares of Class I-1, Class I-2, Class J-1, Class J-2, Class K-2, Class L-2, Class M-2, Class N-2, Class O-2 and Class P-2 is incorporated herein by reference to Exhibit 13(c) of Post-Effective Amendment No. 4 to Registrant's Registration Statement on Form N-1A filed on December 13, 1991.

------------------
1. Filed on November 14, 1995, February 12, 1996, March 28, 1996, April 25, 1996 and May 28, 1996 under Rule 24f-2 as part of Registrant's Rule 24f-2 Notices.

                    (d) Purchase Agreement between Registrant and Shearson relating to shares of Class D-1, Class E-1, Class F-1, Class G-1, Class H-1, Class K-1, Class L-1, Class M-1, Class N-1, Class O-1, Class P-1, Class A-2, Class B-2, Class C-2, Class I-2, Class J-2, Class A-3, Class B-3, Class C-3, Class D-3, Class E-3, Class F-3, Class G-3, Class H-3, Class I-3, Class J-3, Class K-3, Class L-3, Class M-3, Class N-3, Class O-3 and Class P-3 is incorporated herein by reference to Exhibit (13)(d) of Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A filed on December 1, 1992.

                    (e) Purchase Agreement between the Registrant and Pennsylvania Merchant Group Ltd relating to shares of Class Q-1, Class Q-2, Class Q-3, Class R-1, Class R-2, Class R-3, Class S-1, Class S-2, Class S-3, Class T-1, Class T-2, Class T-3, Class U-1, Class U-2 and Class U-3 is incorporated herein by reference to Exhibit
                         (13)(e) of Post-Effective No. 10 to Registrant's Registration Statement on Form N-1A as filed on November 10, 1993.

                    (f) Purchase Agreement dated September 30, 1994 between the Registrant and Provident Distributors, Inc. relating to shares of Class A-4, Class D-4, Class E-4, Class F-4, Class G-4, Class H-4, Class K-4, Class L-4, Class M-4, Class N-4, Class O-4, Class P-4, Class R-4, Class S-4, Class T-4, Class U-4, Class W-4, Class X-4, Class Y-4 is incorporated herein by reference to Exhibit (13)(f) of Post-Effective Amendment No. 14 to Registrant's Registration Statement on Form N-1A filed on January 18, 1995.

                    (g) Purchase Agreement dated February 1, 1994 between the Registrant and Provident Distributors, Inc. relating to shares of Class V-1, Class V-2, Class V-3, Class W-1, Class W-2, Class W-3, Class X-1, Class X-2, Class X-3, Class Y-1, Class Y-2 and Class Y-3 is incorporated herein by reference to Exhibit (13)(g) of Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A filed on May 11, 1995.

                    (h) Purchase Agreement dated August 1, 1995 between Registrant and Provident Distributors, Inc. relating to shares of Class Z-1, Class Z-2 and Class Z-3 is incorporated herein by reference to Exhibit (13)(h) of Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A filed on May 11, 1995.

                    (i) Purchase Agreement between Registrant and Provident Distributors, Inc. relating to shares of Class AA-1, Class AA-2, Class AA-3, Class AA-4 and Class AA-5; Class BB-1, Class BB-2, Class

                         BB-3, Class BB-4 and Class BB-5; Class CC-3; Class A-5, Class B-4, Class B-5, Class C-4, Class C-5, Class I-4, Class I-5, Class J-4, Class J-5, Class Q-4, Class Q-5, Class V-4, Class V-5, Class Z-4 and Class Z-5; Class X-1 and Class X-3; and Class D-5, E-5, F-5, G-5, H-5, K-5, L-5, M-5, N-5, O-5, P-5, R-5, S-5, T-5, U-5, W-5, X-
                         5 and Y-5.

                    (j) Form of Purchase Agreement between Registrant and Compass Distributors, Inc. relating to shares of Class DD-1, Class DD-2, Class DD-3, Class DD-4 and DD-5; and Class EE-1, Class EE-2, Class EE-3, Class EE-4 and Class EE-5.

               (14)      None.

               (15) (a) Amended and Restated Distribution and Service Plan for Service, Series A Investor, Series B Investor, Series C Investor and Institutional Shares is incorporated herein by reference to Exhibit (15) of Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A filed on May 30, 1996.

                    (b) Form of Appendix A to Amended and Restated Distribution and Service Plan.

               (16) Schedules for computation of performance quotations are incorporated herein by reference to Exhibit (16) of Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A filed on February 5, 1992.

               (18) Plan Pursuant to 18f-3 for Operation of a Multi-Class Distribution System is incorporated herein by reference to Exhibit (18) of Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A filed on May 30, 1996.

               (24) (a) Registrant's Annual Report dated September 30, 1996 is incorporated herein by reference to Registrant's filing including such Annual Report and filed on November ___, 1996 (Accession No.
                         ______________________).

                    (b) Annual Report for The DFA Investment Trust Company ("DFA") (File No. 811-7436) dated November 30, 1995 with respect to the U.S. Large Company Series is incorporated herein by reference to DFA's filing including such Annual Report and filed on January 26, 1996 (Accession No. 0000950116-96-000032).

                    (c) Semi-Annual Report for The DFA Investment Trust Company ("DFA") (File No. 811-7436) dated May 31, 1996 with respect to the U.S. Lange Company Series is incorporated herein by reference to DFA's filing including such Semi-Annual Report and filed on July ___, 1996 (Accession No. _____________________).

Item 25.  Persons Controlled by or under Common Control with Registrant

          Registrant is controlled by its Board of Trustees.

Item 26.  Number of Holders of Securities

          Compass Distributors, Inc. has provided the initial capitalization for and holds all of the outstanding shares of beneficial interest of the following classes as of _______, 1996: A-5, B-4, B-5, C-4, C-5, D-5, E-5, F-4, F-5, G-5,
H-4, H-5, I-4, I-5, J-4, J-5, K-4, K-5, L-5, M-5, N-5, O-5, P-5, Q-4, Q-5, R-4,

R-5, S-4, S-5, T-5, U-5, V-3, V-4, V-5, W-2, W-5, X-1, X-2, X-5, Y-5, Z-4, Z-5,
AA-2, AA-4, AA-5 and BB-5.

          With regard to the other classes of shares, the following information is as of ________, 1996:

               Title of Class            Number of Record Holders
               --------------            ------------------------

                 Class A-1
                 Class B-1
                 Class C-1
                 Class D-1
                 Class E-1
                 Class F-1
                 Class G-1
                 Class H-1
                 Class I-1
                 Class J-1
                 Class K-1
                 Class L-1
                 Class M-1
                 Class N-1
                 Class O-1
                 Class P-1
                 Class Q-1
                 Class R-1
                 Class S-1
                 Class T-1
                 Class U-1
                 Class V-1
                 Class W-1
                 Class Y-1
                 Class Z-1
                 Class AA-1
                 Class BB-1
                 Class A-2
                 Class B-2
                 Class C-2
                 Class D-2
                 Class E-2
                 Class F-2
                 Class G-2
                 Class H-2
                 Class I-2
                 Class J-2
                 Class K-2
                 Class L-2
                 Class M-2
                 Class N-2
                 Class O-2
                 Class P-2
                 Class Q-2
                 Class R-2
                 Class S-2

                 Class T-2
                 Class U-2
                 Class V-2
                 Class Y-2
                 Class Z-2
                 Class BB-2
                 Class A-3
                 Class B-3
                 Class C-3
                 Class D-3
                 Class E-3
                 Class F-3
                 Class G-3
                 Class H-3
                 Class I-3
                 Class J-3
                 Class K-3
                 Class L-3
                 Class M-3
                 Class N-3
                 Class O-3
                 Class P-3
                 Class Q-3
                 Class R-3
                 Class S-3
                 Class T-3
                 Class U-3
                 Class W-3
                 Class X-3
                 Class Y-3
                 Class Z-3
                 Class AA-3
                 Class BB-3
                 Class CC-3
                 Class A-4
                 Class D-4
                 Class E-4
                 Class G-4
                 Class L-4
                 Class M-4
                 Class N-4
                 Class O-4
                 Class P-4
                 Class T-4
                 Class U-4
                 Class W-4
                 Class X-4
                 Class Y-4
                 Class BB-4

Item 27.  Indemnification

         Indemnification of Registrant's principal underwriter against certain losses is provided for in Section 7 of the Distribution Agreement incorporated by reference herein as Exhibit (6)(a). Indemnification of PFPC Inc. and Compass Distributors, Inc. in their capacity as co-administrators is provided for in
Section 7 of the Administration Agreement incorporated by reference herein as
Exhibit 9(a). Indemnification of Registrant's Custodian and Transfer Agent is provided for, respectively, in Section 22 of the Custodian Agreement incorporated by reference herein as Exhibit 8(a) and Section 17 of the Transfer Agency Agreement incorporated by reference herein as Exhibit 9(e). Indemnification of Compass Capital Group, Inc. in its capacity as co-administrator as provided for in Section 7 of the Co-Administration Agreement incorporated by reference herein as Exhibit 9(c). Registrant intends to obtain from a major insurance carrier a trustees' and officers' liability policy covering certain types of errors and omissions. In addition, Section 9.3 of the Registrant's Declaration of Trust incorporated by reference herein as Exhibit 1(a) provides as follows:

           Indemnification of Trustees, Officers, Representatives and Employees.
           --------------------------------------------------------------------
    The Trust shall indemnify each of its Trustees against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while as a Trustee or thereafter, by reason of his being or having been such a Trustee except with respect to any matter
                                               ------
    as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties, provided that as to any matter disposed of by a compromise payment by such
    --------
    person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of bad faith had been adjudicated, it would in the opinion of such counsel have been adjudicated in favor of such person. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled, provided that no person may satisfy any right of
                              --------
    indemnity or reimbursement hereunder except out of the property of the Trust. The Trustees may make advance payments in connection with the indemnification under this

    Section 9.3, provided that the indemnified person shall have given a written
                 --------
    undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.

         The Trustee shall indemnify officers, representatives and employees of the Trust to the same extent that Trustees are entitled to indemnification pursuant to this Section 9.3.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         Section 9.6 of the Registrant's Declaration of Trust, filed herein as
Exhibit 1(a), also provides for the indemnification of shareholders of the Registrant. Section 9.6 states as follows:

         Indemnification of Shareholders.  In case any Shareholder or former
         -------------------------------
    Shareholder shall be held to be personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the classes of Shares with the same alphabetical designation as that of the Shares owned by such Shareholder to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust shall, upon request by the Shareholder, assume the defense of any claim made against any Shareholder for any act or obligations of the Trust and satisfy any judgment thereon from such assets.

Item 28. Business and Other Connections of Investment Advisers

         PNC Asset Management Group, Inc. ("PAMG") performs investment advisory services for Registrant. PAMG was organized in 1994 for the purpose of providing advisory services to investment companies.

         (a) To Registrant's knowledge, none of the directors or officers of PAMG, except those set forth below, is, or has been at any time during Registrant's past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers and certain executives of PAMG also hold various positions with, and engage in business for, PNC Bank Corp, which indirectly owns all the outstanding stock of PAMG, or other subsidiaries of PNC Bank Corp. Set forth below are the names and principal businesses of the directors and certain executives of PAMG who are engaged in any other business, profession, vocation or employment of a substantial nature.

          (b) To Registrant's knowledge, none of the directors or officers of PNC Institutional Management Corporation ("PIMC"), except those set forth below, is, or has been at any time during Registrant's past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers and certain executives of PIMC also hold various positions with, and engage in business for, PNC Bank Corp., which indirectly owns all the outstanding stock of PIMC, or other subsidiaries of PNC Bank Corp. Set forth below are the names and principal businesses of the directors and certain executives of PIMC who are engaged in any other business, profession, vocation or employment of a substantial nature.

          (c) Provident Capital Management, Inc. ("PCM") is an indirect wholly-owned subsidiary of PNC Bank Corp. PCM currently offers investment advisory services to institutional investors such as pension and profit-sharing plans or trusts, insurance companies and banks. To Registrant's knowledge, none of the directors or officers of PCM, except those set forth below, is, or has been at any time during the Registrant's past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature. Set forth below are the names and principal businesses of the directors and certain executives of PCM who are engaged in any other business, profession, vocation or employment of a substantial nature.

          (d) BlackRock Financial Management, Inc. ("BlackRock") is an indirect wholly-owned subsidiary of PNC Bank Corp. BlackRock currently offers investment advisory services to institutional investors such as pension and profit-sharing plans or trusts, insurance companies and banks. To Registrant's knowledge, none of the directors or officers of BlackRock, except those set forth below, is, or has been at any time during the Registrant's past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature. Set forth below are the names and principal businesses of the directors and certain executives of BlackRock who are engaged in any other business, profession, vocation or employment of a substantial nature.

          (e) PNC Equity Advisors Company ("PEAC") is an indirect wholly-owned subsidiary of PNC Bank Corp. PEAC currently offers investment advisory services to institutional investors such as pension and profit-sharing plans or trusts, insurance companies and banks. To Registrant's knowledge, none of the directors or officers of PEAC, except those set forth below, is, or has been at any time during the Registrant's past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature. Set forth below are the names and principal businesses of the directors and certain executives of PEAC who are engaged in any other business, profession, vocation or employment of a substantial nature.

          (f) Morgan Grenfell Investment Services Limited ("MGIS") is a subsidiary of Morgan Grenfell Asset Management. The list required by this Item 28 of officers and directors of MGIS, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by MGIS pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-12880).

          (g) CastleInternational Asset Management Limited ("CastleInternational") is an indirect wholly-owned subsidiary of PNC Bank Corp. The list required by this Item 28 of officers and directors of CastleInternational, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by CastleInternational pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-51087).

                           PNC ASSET MANAGEMENT GROUP
                             DIRECTORS AND OFFICERS

POSITION WITH                         OTHER BUSINESS                        TYPE OF
   PAMG                 NAME          CONNECTIONS                           BUSINESS
--------------   ------------------   ---------------                       --------
Chairman,        Richard C. Caldwell  Executive Vice President                Banking
Director and                          PNC Bank, National Association(1)
CEO

                                      Director                                Banking
                                      PNC National Bank(2)

                                      Director                                Fiduciary
                                      PNC Trust Company                       Activities
                                      of New York(11)

                                      Director                                Investment
                                      Provident Capital Management            Advisory
                                      Inc.(5)

                                      Executive Vice President                Bank Holding
                                      PNC Bank Corp.(14)                      Company

                                      Director                                Banking
                                      PNC Bank, New Jersey,
                                      National Association(16)

                                      Director                                Financial
                                      PFPC Inc.(3)                            Related
                                                                              Services
                                      Director
                                      PNC Institutional Management
                                      Corp.

                                      Director
                                      Compass Capital Group, Inc.

                                      Director
                                      Blackrock Financial Management,
                                      Inc.

                                      Director
                                      PNC Equity Advisors Co.

                                      Director
                                      PNC Bank, New England

Vice-President   Laurence D. Fink     Chairman and CEO
and Director                          BlackRock Financial
                                      Management, Inc.


                                      Director
                                      PNC Institutional Management Corp.



POSITION WITH                           OTHER BUSINESS                        TYPE OF
   PAMG                 NAME            CONNECTIONS                           BUSINESS
-------------    -------------------    --------------                        --------
Secretary        Pamela Fraser Wilford  Chief Counsel, Asset Management       Banking
                                        & Trust
                                        PNC Bank, National Association(1)

Treasurer        Brian Lilly            None.
and CFO

Assistant        Thomas R. Moore        Secretary                             Financial
Secretary                               PNC International Investment          Related
                                        Corporation                           Services


                                        Vice President and Secretary
                                        Pinaco, Inc.

                                        Vice President and Secretary
                                        PNC Mortgage Bank, N.A.

                                        Secretary and Treasurer
                                        PNC Brokerage Corp.

                                        Vice President                        Real Estate
                                        Provcor Properties, Inc.

                                        Vice President
                                        Provident Realty Management, Inc.

Director       Vincent J. Ciavardini    President, CFO and                    Financial
                                        Director                              Related
                                        PFPC Inc.(3)                          Services

                                        Senior Vice President
                                        PNC Institutional Management
                                        Corp.

                                        Director                              Financial
                                        PFPC International Ltd.               Related
                                                                              Services

                                        Director                              Financial
                                        PFPC International (Cayman) Ltd.      Related
                                                                              Services

Director       J. Richard Carnall       Executive Vice President              Banking
                                        PNC Bank, National Association(1)

                                        Director                              Banking
                                        PNC National Bank(2)

                                        Chairman and Director                 Financial-
                                        PFPC Inc.(3)                          Related
                                                                              Services

                                        Director                              Fiduciary
                                        PNC Trust Company                     Activities
                                        of New York(11)


POSITION WITH                                OTHER BUSINESS                    TYPE OF
   PAMG                 NAME                 CONNECTIONS                       BUSINESS
--------------   ------------------          ---------------                   --------
                                             Director                          Equipment
                                             Hayden Bolts, Inc.*
                                                                               Real Estate
                                             Director
                                             Parkway Real Estate Company*

                                             Director                          Investment
                                             Provident Capital Management      Advisory
                                             Inc.(5)

                                             Chairman and Director
                                             PNC Institutional Management
                                             Corp.

                                             Director                          Financial
                                             PFPC International Ltd.           Related
                                                                               Services

                                             Director                          Financial
                                             PFPC International (Cayman) Ltd.  Related
                                                                               Services

                                             Director                          Investment
                                             Advanced Investment Management    Advisory

                                             Chairman                          Mutual Fund
                                             International Dollar Reserve
                                             Fund, Ltd.

Chief Equity     Young D. Chin               Chairman, President, CEO,         Investment
Officer &                                    Chief Investment Officer &        Advisory
Director                                     Director
                                             Provident Capital Management
                                             Inc.(5)

                                             Chairman
                                             PNC Equity Advisors Company

                                             Director
                                             CastleRock Capital Management

Director         Ralph L. Schlosstein        President
                                             BlackRock Financial Management, Inc.


                    PNC INSTITUTIONAL MANAGEMENT CORPORATION
                             DIRECTORS AND OFFICERS


POSITION WITH                              OTHER BUSINESS                     TYPE OF
    PIMC                 NAME              CONNECTIONS                        BUSINESS
-------------    -------------------       --------------                     --------
Chairman and     J. Richard Carnall        Executive Vice President           Banking
Director                                   PNC Bank, National Association(1)

                                           Director                           Banking
                                           PNC National Bank(2)

                                           Chairman and Director              Financial-
                                           PFPC Inc.(3)                       Related
                                                                              Services
                                           Director                           Fiduciary
                                           PNC Trust Company                  Activities
                                           of New York(11)

                                           Director                           Equipment
                                           Hayden Bolts, Inc.*

                                           Director                           Real Estate
                                           Parkway Real Estate Company*

                                           Director                           Invest-
                                           Provident Capital Management       ment
                                           Inc.(5)                            Advisory

                                           Director
                                           PNC Asset Management Group, Inc.

                                           Director                           Financial
                                           PFPC International Ltd.            Related
                                                                              Services

                                           Director                           Financial
                                           PFPC International (Cayman) Ltd.   Related
                                                                              Services

                                           Director                           Investment
                                           Advanced Investment Management     Advisory

                                           Chairman
                                           International Dollar Reserve
                                           Fund, Ltd.

Director         Richard C. Caldwell       Executive Vice President           Banking
                                           PNC Bank, National Association(1)

                                           Director                           Banking
                                           PNC National Bank(2)

                                           Director                           Fiduciary
                                           PNC Trust Company                  Activities
                                           of New York(11)


POSITION WITH                              OTHER BUSINESS                       TYPE OF
    PIMC                 NAME              CONNECTIONS                          BUSINESS
-------------    -------------------       --------------                       --------
                                           Director                             Investment
                                           Provident Capital Management         Advisory
                                           Inc.(5)

                                           Executive Vice President             Bank Holding
                                           PNC Bank Corp.(14)                   Company

                                           Director                             Banking
                                           PNC Bank, New Jersey,
                                           National Association(16)

                                           Director                             Financial
                                           PFPC Inc.(3)                         Related
                                                                                Services

                                           Chairman, Director & CEO
                                           PNC Asset Management Group, Inc.

                                           Director                             Mutual Fund
                                           Compass Capital Group, Inc.

                                           Director                             Investment
                                           Blackrock Financial                  Advisory
                                           Management, Inc.

                                           Director                             Investment
                                           PNC Equity Advisors Co.              Advisory

                                           Director                             Banking
                                           PNC Bank, New England

Director         Laurence D. Fink          Chairman and Chief Executive
                                           Officer
                                           BlackRock Financial Management, Inc.

                                           Director and Vice President
                                           PNC Asset Management Group, Inc.

Director         Richard L. Smoot          President, and Chief                 Banking
                                           Executive Officer
                                           PNC Bank, National Association (Phila.)(1)

                                           Senior Vice President                Bank Holding
                                           PNC Bank Corp.(14)                   Company

                                           Director                             Financial-
                                           PFPC Inc.(3)                         Related
                                                                                Services

                                           Director                             Fiduciary

                                           PNC Trust Company of NY(11)          Activities

                                           Director, Chairman and President     Banking
                                           PNC Bank, New Jersey,
                                           National Association(16)

                                           Director, Chairman, and CEO          Banking
                                           PNC National Bank(2)


POSITION WITH                              OTHER BUSINESS                       TYPE OF
    PIMC                 NAME              CONNECTIONS                          BUSINESS
-------------    -------------------       --------------                       --------
                                           Chairman & Director                  Leasing
                                           PNC Credit Corp (13)

Director and     Nicholas M. Marsini,Jr.   Senior Vice President                Banking
Chief Financial                            PNC Bank, National Association(1)
Officer
                                           Director                             Financial
                                           PFPC Inc.(3)                         Related
                                                                                Services

                                           Senior Vice President                Banking
                                           and Chief Financial Officer
                                           PNC Bank, Delaware(20)

                                           Director, Vice President and         Banking
                                           Treasurer
                                           PNC National Bank(2)

                                           Director                             Banking
                                           PNC Bank, New Jersey,
                                           National Association(16)

                                           Director                             Fiduciary
                                           PNC Trust Company of New York(11)    Activities

                                           Director and Treasurer               Holding
                                           PNC Bancorp, Inc.(9)                 Company

                                           Director and Treasurer               Investment
                                           PNC Capital Corp.(17)                Activities

                                           Director and Treasurer               Banking
                                           PNC Holding Corp.(18)

                                           Director and Treasurer               Investment
                                           PNC Venture Corp.(19)                Activities

President and    Thomas H. Nevin           None.
Chief Investment
Officer

Vice President   Michelle L. Petrilli      Chief Counsel                        Banking
and Secretary                              PNC Bank, DE(20)

                                           Secretary                            Financial-
                                           PFPC Inc.(3)                         Related
                                                                                Services

Executive Vice   Charles B. Landreth       Vice President                       Banking
President                                  PNC Bank, National Association(1)


POSITION WITH                              OTHER BUSINESS                       TYPE OF
    PIMC                 NAME              CONNECTIONS                          BUSINESS
-------------    -------------------       --------------                       --------
Senior Vice      Vincent J. Ciavardini     President, Chief                     Financial-
President                                  Financial Officer and Director       Related
                                           PFPC Inc.(3)                         Services

                                           Director
                                           PNC Asset Management Group, Inc.

                                           Director & President                 Financial-
                                           PFPC International Ltd.              Related
                                                                                Services

                                           Director                             Financial-
                                           PFPC International (Cayman) Ltd.     Related
                                                                                Services

                                           Director
                                           International Dollar Reserve
                                           Fund, Ltd.

Senior Vice      Scott Moss                None.
President

Senior Vice      John N. Parthemore        None.
President

Senior Vice      Dushyant Pandit           None.
President

Senior Vice      James R. Smith            None.
President

Vice President,  Stephen M. Wynne          Executive Vice President and         Financial-
Chief                                      Chief Accounting Officer             Related
Accounting                                 PFPC Inc.(3)                         Services
Officer, and
Assistant Secretary

                                           Director                             Financial-
                                           PFPC Trustee & Custodial             Related
                                           Services, Ltd.                       Services

                                           Director                             Financial-
                                           PFPC International (Cayman) Ltd.     Related
                                                                                Services

                                           Executive Vice President             Financial-
                                           PFPC International Ltd.              Related
                                                                                Services

Controller       Pauline M. Heintz         Vice President                       Financial
                                           PFPC                                 Related
                                           Inc.(3)                              Services

Vice President    Katherine T. Allen      None.

Vice President    John R. Antczak         None.

Vice President    John P. Bye             None.

Vice President    Jeffrey W. Carson       None.

Vice President    Katherine A. Chuppe     None.

Vice President    Mary J. Coldren         None.

Vice President    Michele C. Dillon       None.

Vice President    Patrick J. Ford         None.

Vice President    Clay T. Henry           None.

Vice President    Richard Hoerner         None.

Vice President    Michael S. Hutchinson   None.

Vice President    Michael J. Milligan     None.

Vice President    G. Keith Robertshaw     None.

Vice President    W. Don Simmons          None.

Vice President    Charles Allen Stiteler  None.

Vice President    William F. Walsh        None.

Vice President    Karen J. Walters        None.

____________________
*Information regarding these corporations can be obtained from the office of the Secretary.



                       PROVIDENT CAPITAL MANAGEMENT, INC.
                             DIRECTORS AND OFFICERS

                                                     OTHER BUSINESS
        NAME                         TITLE             CONNECTIONS
        ----                         -----           --------------

Richard C. Caldwell        Director                  See PIMC list

Ernest E. Cecilia          Director                  Director, CIO, President,
                                                     CEO, PNC Equity Advisors
                                                     Company (28)

                                                     Director, Equity
                                                     Research, PNC Asset
                                                     Management Group,
                                                     Inc. (30)

                                                     Director, Equity
                                                     Research, PNC Bank,
                                                     National Association (1)

Young D. Chin              Director, President and   See PAMG List.
                           Chief Executive Officer

Timothy M. Alles           Treasurer                 Director, PNC Trust
                                                     Company of New York (11)

                                                     Treasurer, PNC Service
                                                     Corp. (4)

                                                     Vice President, PNC Bank
                                                     Corp. (14)

                                                     Vice President and
                                                     Controller, PNC Bank, FSB
                                                     (27)

                                                     Controller, Provident
                                                     National Financial Corp.*

                                                     Treasurer, Provident
                                                     Realty Inc. (8)

                                                     Treasurer, PNC New Jersey
                                                     Credit Corp. (10)

Beth Wagner-Coyne          Vice President            None

Lynn K. Shipman            Secretary                 None

Earl J. Gaskins            Vice President            None

Larry Bernstein            Vice President            None

J. H. Hill, Jr.            Vice President            None

Susan D. Menzies           Vice President            None

Edwin B. Powell            Vice President            None

Herve Van Caloen           Vice President            None


                     BLACKROCK FINANCIAL MANAGEMENT, INC.
                            DIRECTORS AND OFFICERS

                                                     OTHER BUSINESS
        NAME                         TITLE             CONNECTIONS
        ----                         -----           --------------

Scott M. Amero             Managing Director         VP of 10 BlackRock closed
                                                     end funds

Keith T. Anderson          Managing Director         VP of 21 BlackRock closed
                                                     end funds

Richard C. Caldwell        Director                  See PIMC List

Wesley R. Edens            Managing Director         COO & Director of 4
                                                     BlackRock closed end
                                                     funds

Laurence D. Fink           Chairman and Director     Chairman & Director of 25
                                                     BlackRock closed end
                                                     funds; and Director of
                                                     PNC Asset Management
                                                     Group, Inc.

Hugh R. Frater             Managing Director         None

Henry Gabbay               Chief Operating Officer   Treasurer of 25 BlackRock
                           and Managing Director     closed end funds

Bennett W. Golub, Ph.D.    Managing Director         None

Charles S. Hallac          Managing Director         None

Michael C. Huebsch         Managing Director         VP of 21 BlackRock closed
                                                     end funds

Robert S. Kapito           Managing Director         VP of 21 BlackRock closed
                                                     end funds

P. Phillip Matthews        Managing Director         None

Barbara G. Novick          Managing Director         Secretary of 21 BlackRock
                                                     closed end funds

Karen H. Sabath            Managing Director         Assistant Secretary of 21
                                                     BlackRock closed end
                                                     funds

Ralph L. Schlosstein       President & Director      President & Director of
                                                     21 BlackRock closed end
                                                     funds; and President of 4
                                                     BlackRock closed end
                                                     funds

Joel M. Shaiman            Managing Director         None

J. Robert Small            Principal & Controller    Assistant Secretary of 4
                                                     BlackRock closed end
                                                     funds

Susan L. Wagner            Managing Director         Secretary of 4 BlackRock
                                                     closed end funds




                          PNC EQUITY ADVISORS COMPANY
                            DIRECTORS AND OFFICERS

                                                     OTHER BUSINESS
        NAME                         TITLE             CONNECTIONS
        ----                         -----           --------------

Timothy M. Alles           CFO, Treasurer            See Provident Capital
                                                     Management List

Richard C. Caldwell        Director                  See PIMC List

Ernest E. Cecilia          Director, CIO,            See Provident Capital
                           President                 Management List
                           & CEO

Young D. Chin              Director                  See Provident Capital
                                                     Management List

Robert J. Christian        Chairman and Director     See Provident Capital
                                                     Management List

Lisa P. Howard             Chief Compl. Officer      None

Leah L. Tompkins           Secretary, Chief Legal    Senior Counsel, PNC Bank,
                           Counsel                   National Association (1)

Thomas H. O'Brien          CEO, PNC Bank Corp.

(1)  PNC Bank, National Association, 120 S. 17th Street, Philadelphia, PA
     19103; Broad & Chestnut Streets, Philadelphia, PA 19101; 17th and Chestnut Streets, Philadelphia, PA 19103.

(2)  PNC National Bank, 103 Bellevue Parkway, Wilmington, DE  19809.

(3)  PFPC Inc., 103 Bellevue Parkway, Wilmington, DE  19809.

(4)  PNC Service Corp, 103 Bellevue Parkway, Wilmington, DE  19809.

(5) Provident Capital Management, Inc., 30 S. 17th Street, Suite 1500, Philadelphia, PA 19103.

(6)  PNC Investment Corp., Broad and Chestnut Streets, Philadelphia, PA  19101.

(7) Provident Realty Management, Inc., Broad and Chestnut Streets, Philadelphia, PA 19101.

(8)  Provident Realty, Inc., Broad and Chestnut Streets, Philadelphia, PA
     19101.

(9)  PNC Bancorp, Inc., 222 Delaware Avenue, Wilmington, DE  19810.

(10) PNC New Jersey Credit Corp, 1415 Route 70 East, Suite 604, Cherry Hill, NJ 08034.

(11) PNC Trust Company of New York, 40 Broad Street, New York, NY  10084.

(12) Provcor Properties, Inc., Broad and Chestnut Streets, Philadelphia, PA
     19101.

(13) PNC Credit Corp, 103 Bellevue Parkway, Wilmington, DE  19809.

(14) PNC Bank Corp., 5th Avenue and Wood Streets, Pittsburgh, PA  15265.

(15) BlackRock Financial Management Inc., 435 Park Avenue, New York, NY 10154.

(16) PNC Bank, New Jersey, National Association, Woodland Falls Corporate Park, 210 Lake Drive East, Cherry Hill, NJ 08002.

(17) PNC Capital Corp, 5th Avenue and Woods Streets, Pittsburgh, PA  15265.

(18) PNC Holding Corp, 222 Delaware Avenue, P.O. Box 791, Wilmington, DE  19899.

(19) PNC Venture Corp, 5th Avenue and Woods Streets, Pittsburgh, PA  15265.

(20) PNC Bank, Delaware, 300 Delaware Avenue, Wilmington, DE  19801.

(21) Bank of Delaware Corp., 300 Delaware Avenue, Wilmington, DE  19801.

(22) Del-Vest, Inc., 300 Delaware Avenue, Wilmington, DE  19801.

(23) Marand Corp., 222 Delaware Avenue, Wilmington, DE  19801.

(24) Millsboro Insurance Agency, 300 Delaware Avenue, Wilmington, DE  19801.

(25) Roney-Richards, Inc., 300 Delaware Avenue, Wilmington, DE  19801.

Item 29.  Principal Underwriter

          (a)  Not applicable.

          (b) The information required by this Item 29 with respect to each director, officer or partner of Compass Distributors, Inc. is incorporated by reference to Schedule A of FORM BD filed by Compass Distributors, Inc. with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934.

          (c)  Not applicable.

Item 30.  Location of Accounts and Records

               (1) PNC Bank, National Association, Broad and Chestnut Streets, Philadelphia, Pennsylvania 19102 (records relating to its functions as custodian).

               (2) Provident Capital Management, Inc., 30 South 17th Street, Philadelphia, Pennsylvania 19103 (records relating to its functions as investment sub-adviser).

               (3) Compass Distributors, Inc., 259 Radnor-Chester Road, Suite 135, Radnor, Pennsylvania 19807 (records relating to its functions as distributor and co-administrator).

               (4) PNC Asset Management Group, Inc., 1835 Market Street, 15th Floor, Eleven Penn Center, Philadelphia, PA 19103 (records relating to its functions as investment adviser).

               (5) PNC Institutional Management Corporation, Bellevue Corporate Center, 103 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as investment sub-adviser).

               (6) BlackRock Financial Management, Inc., 345 Park Avenue, New York, New York 10154 (records relating to its functions as investment sub-adviser).

               (7) PNC Equity Advisors Company, 1835 Market Street, 15th Floor, Philadelphia, Pennsylvania 19103 (records relating to its functions as investment sub-adviser).

               (8) PFPC Inc., Bellevue Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as co-administrator, transfer agent and dividend disbursing agent).

               (9) The Chase Manhattan Bank, N.A., 1285 Avenue of the Americas, New York, New York 10019 (records relating to its function as sub-custodian).

               (10) State Street Bank and Trust Company, P.O. Box 1631, Boston,
                    Massachusetts (records relating to its function as sub-custodian).

               (11) Barclays Bank PLC, 75 Wall Street, New York, New York 10265
                    (records relating to its function as sub-custodian).

               (12) Morgan Grenfell Investment Services Limited, 20 Finsbury
                    Circus, London, England EC2M1NB (records relating to its functions as investment sub-adviser).

               (13) Compass Capital Group, Inc., 345 Park Avenue, New York, New
                    York 10154 (records relating to its functions as co-administrator).

               (14) CastleInternational Asset Management Limited, 7 Castle
                    Street, Edinburgh, Scotland, EH3 3AM (records relating to its functions as investment sub-adviser).

               (15) Citibank, N.A. 111 Wall Street, 23rd Floor, Zone 6, New
                    York, NY 10043 (records relating to its functions as sub-custodian).

               (16) Drinker Biddle & Reath, Philadelphia National Bank Building,
                    1345 Chestnut Street, Philadelphia, Pennsylvania 19107-3496 (Registrant's declaration of trust, code of regulations and minute books).

Item 31.  Management Services

          None.

Item 32.  Undertakings

     (a) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders upon request and without charge.

     (b) Registrant undertakes to file a Post-Effective Amendment with respect to the Mid-Cap Value Equity and Mid-Cap Growth Equity Portfolios using financial statements which need not be certified within four to six months from the effective date of this Post-Effective Amendment No. 23.

                                  SIGNATURES
                                 -------------

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 23 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on the 18th day of October, 1996.

                                 COMPASS CAPITAL FUNDS
                                 Registrant



                                 By *Raymond J. Clark
                                   -----------------------------
                                      Raymond J. Clark,
                                      President and Treasurer
                                      (Principal Executive Officer)

          Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 23 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

    Signature                     Title                         Date
    ---------                     -----                         ----


*Raymond J. Clark                 Trustee, President and    October 18, 1996
----------------------------      Treasurer
(Raymond J. Clark)

*David R. Wilmerding, Jr.         Chairman of the Board     October 18, 1996
----------------------------
(David R. Wilmerding, Jr.)

*Anthony M. Santomero             Vice-Chairman of          October 18, 1996
----------------------------      the Board
(Anthony M. Santomero)

*William O. Albertini             Trustee                   October 18, 1996
----------------------------
(William O. Albertini)

*Robert M. Hernandez              Trustee                   October 18, 1996
----------------------------
(Robert M. Hernandez)





*By:/s/ Karen H. Sabath
    ----------------------------------
     Karen H. Sabath, Attorney-in-fact

                             Compass Capital Funds

                               POWER OF ATTORNEY
                               -----------------


     David R. Wilmerding, Jr., whose signature appears below, hereby constitutes and appoints David R. Wilmerding, Jr., Raymond J. Clark and Karen H. Sabath, and each of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable Compass Capital Funds (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company's Registration Statement pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Company any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.



                                             /s/David R. Wilmerding, Jr.
                                             ---------------------------

Date:  March 5, 1996

                             Compass Capital Funds

                               POWER OF ATTORNEY
                               -----------------


     Raymond J. Clark, whose signature appears below, hereby constitutes and appoints Edward J. Roach his true and lawful attorney and agent, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable Compass Capital Funds (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company's Registration Statement pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Company any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.



                                             /s/Raymond J. Clark
                                             -------------------

Date:  March 5, 1996

                             Compass Capital Funds

                               POWER OF ATTORNEY
                               -----------------


     Robert M. Hernandez, whose signature appears below, hereby constitutes and appoints G. Willing Pepper and Edward J. Roach, and either of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, may deem necessary or advisable or which may be required to enable Compass Capital Funds (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company's Registration Statement pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Company any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.



                                             /s/Robert M. Hernandez
                                             ----------------------

Date:  March 5, 1996

                             Compass Capital Funds

                               POWER OF ATTORNEY
                               -----------------


     Anthony M. Santomero, whose signature appears below, hereby constitutes and appoints G. Willing Pepper and Edward J. Roach, and either of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, may deem necessary or advisable or which may be required to enable Compass Capital Funds (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company's Registration Statement pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Company any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.



                                             /s/Anthony M. Santomero
                                             -----------------------

Date:  March 5, 1996

                             Compass Capital Funds

                               POWER OF ATTORNEY
                               -----------------


     William O. Albertini, whose signature appears below, hereby constitutes and appoints G. Willing Pepper and Edward J. Roach, and either of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, may deem necessary or advisable or which may be required to enable Compass Capital Funds (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company's Registration Statement pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Company any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.



                                             /s/William O. Albertini
                                             -----------------------

Date:  March 5, 1996

                             COMPASS CAPITAL FUNDS

                            SECRETARY'S CERTIFICATE



     The undersigned, Morgan R. Jones, Secretary of Compass Capital Funds (the "Fund") hereby certifies that set forth below is a copy of the resolutions duly adopted by the Board of Trustees of the Fund on August 6, 1996:


          RESOLVED, that the officers of the Fund be, and each of them hereby is, authorized in the name and on behalf of the Fund to execute and cause to be filed with the SEC Post-Effective Amendments to the Fund's Registration Statement on Form N-1A under the 1940 Act and the Securities Act of 1933, as amended (the "1933 Act"), in such forms as the officer or officers executing the same may approve as necessary or desirable and proper, such approval to be conclusively evidenced by his or their execution thereof;

          FURTHER RESOLVED, that Morgan R. Jones be, and hereby is, designated to act on behalf of the Fund as its agent for service of process for matters relating to said Registration Statement with the powers enumerated in Rule 478 of the Rules and Regulations of the SEC under the 1933 Act, as amended; and

          FURTHER RESOLVED, that the trustees and officers of the Fund who may be required to execute any amendments to the Fund's Registration Statement be, and each of them hereby is, authorized to execute a power of attorney appointing David R. Wilmerding, Raymond J. Clark and Karen H. Sabath, and any of them, their true and lawful attorney or attorneys, to execute in their name, place and stead, in their capacity as trustee or officer, or both, of the Fund any and all amendments to the Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the SEC; and any of said attorneys shall have the power to act thereunder with or without the other of said attorneys and shall have full power of substitution and resubstitution; and any of said attorneys shall have full power and authority to do in the name and on behalf of said trustees and officers, or any or all of them, in any and all capacities, every act whatsoever requisite or necessary to be done on the premises, as fully and to all intents and purposes as each of said trustees or officers, or any or all of them, might or could do in person, said acts of said attorneys, or either of them, being hereby ratified and approved.

     IN WITNESS THEREOF, I have hereunto signed my name and affixed the seal of the Fund on October 15, 1996.



                                          /s/ Morgan R. Jones
                                          -------------------
                                          Morgan R. Jones
                                          Secretary

                                   SIGNATURES


          As it relates to the Index Equity Portfolio only, The DFA Investment Trust Company consents to the filing of this Amendment to the Registration Statement of Compass Capital Funds which is signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Monica and the State of California on this 18th day of October, 1996.

                              THE DFA INVESTMENT TRUST COMPANY


                              * David G. Booth
                              ----------------------------
                              David G. Booth
                              President and Chairman-Chief
                              Executive Officer

          The undersigned Trustees and Principal Officers of The DFA Investment Trust Company consent to the filing of this Amendment to the Registration Statement of Compass Capital Funds as it relates to the Index Equity Portfolio only, on the dates indicated.

Signature                               Title                  Date
--------------                          -----                  ----

* David G. Booth                 President, Chairman -         October 18, 1996
-------------------------        Chief Executive Officer
David G. Booth                   and Trustee

* Rex A. Sinquefield             Chairman - Chief              October 18, 1996
----------------------------     Investment Officer
Rex A. Sinquefield               and Trustee

* George M. Constantinides       Trustee                       October 18, 1996
----------------------------
George M. Constantinides

* John P. Gould                  Trustee                       October 18, 1996
----------------------------
John P. Gould

* Roger G. Ibbotson              Trustee                       October 18, 1996
----------------------------
Roger G. Ibbotson

* Merton H. Miller               Trustee                       October 18, 1996
----------------------------
Merton H. Miller

* Myron S. Scholes               Trustee                       October 18, 1996
----------------------------
Myron S. Scholes

* Michael T. Scardina            Vice President, Chief         October 18, 1996
----------------------------     Financial Officer,
Michael T. Scardina              Controller and Treasurer


*By: /s/ Irene R. Diamant
     ---------------------
     Irene R. Diamant
     Attorney-in-fact

                        THE DFA INVESTMENT TRUST COMPANY

                               POWER OF ATTORNEY
                               -----------------


          The undersigned officers and trustees of THE DFA INVESTMENT TRUST COMPANY (the "Fund") hereby appoint DAVID G. BOOTH, REX A. SINQUEFIELD, MICHAEL
T. SCARDINA, IRENE R. DIAMANT AND STEPHEN W. KLINE, ESQUIRE (with full power to any of them to act) as attorney-in-fact and agent, in all capacities, to execute, and to file any of the documents referred to below relating to a Registration Statement under the Securities Act of 1933 and/or the Investment Company Act of 1940, including any and all amendments thereto, covering the registration of any registered investment company for which any Series of the Fund serves as a master fund in a master fund-feeder fund structure, including all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority. Each of the undersigned grants to each of said attorneys full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he could do if personally present, thereby ratifying all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

          The undersigned officers and trustees hereby execute this Power of Attorney as of the 20th day of December, 1995.


  /s/ David G. Booth                           /s/Rex A. Sinqufield
-----------------------------                -----------------------------
David G. Booth,                              Rex A. Sinqufield,
Chairman-Chairman-Chief Executive            Chief Investment Officer and
Officer, President and Trustee  Trustee


  /s/George M. Constantinides                  /s/John P. Gould
-----------------------------                -----------------------------
George M. Constantinides,                    John P. Gould, Trustee
Trustee


  /s/Roger G. Ibbotson                        /s/Merton H. Mill
-----------------------------               ------------------------------
Roger G. Ibbotson, Trustee                  Merton H. Miller, Trustee


  /s/Myron S. Scholes                         /s/Michael T. Scardina
-----------------------------               ------------------------------
Myron S. Scholes, Trustee                   Michael T. Scardina, Chief
                                            Financial Officer, Treasurer
                                            and Vice President

                                 EXHIBIT INDEX
                                 -------------


Exhibit No.                Description                                  Page No.
-----------                -----------                                  --------

     (1)(d)    Amendment No. 3 to the Declaration of Trust dated
               January 5, 1996.

     (5)(c) Form of Addendum No. 1 to Investment Advisory Agreement between Registrant and PNC Asset Management Group, Inc. with respect to the Mid-Cap Value Equity and Mid-Cap Growth Equity Portfolios.

     (5)(k) Form of Sub-Advisory Agreement between PNC Asset Management Group, Inc. and Provident Capital Management, Inc. with respect to the Mid-Cap Value Equity Portfolio.

     (5)(l) Form of Sub-Advisory Agreement between PNC Asset Management Group, Inc. and PNC Equity Advisors Company with respect to the Mid-Cap Growth Equity Portfolio.

     (6)(c) Form of Appendix A to the Distribution Agreement between Registrant and Compass Distributors, Inc.

     (8)(e) Form of Appendix B to Custodian Agreement dated October 4, 1989 between Registrant and PNC Bank, National Association.

     (9)(b) Forms of Appendix A and Appendix B to Administration Agreement among Registrant, Compass Distributors, Inc. and PFPC Inc.

     (9)(d) Form of Appendix A to Co-Administration Agreement between Registrant and Compass Capital Group, Inc.

     (9)(k) Form of Appendix C to Transfer Agency Agreement between Registrant and PFPC Inc.

     (11)      Consent of Drinker Biddle & Reath.

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     (13)(i)   Purchase Agreement between Registrant and Provident
               Distributors, Inc. relating to shares of Class AA-1, Class AA-2, Class AA-3, Class AA-4 and Class AA-5; Class BB-1, Class BB-2, Class BB-3, Class BB-4 and Class BB-5; Class CC-3; Class A-5, Class B-4, Class B-5, Class C-4, Class C-5, Class I-4, Class I-5, Class J-4, Class J-5, Class Q-4, Class Q-5, Class V-4, Class V-5, Class Z-4 and Class Z-5; Class X-1 and Class X-3; and Class D-5, E-5, F-5, G-5, H-5, K-5, L-5, M-5, N-5, O-5, P-5, R-5, S-5, T-5,
               U-5, W-5, X-5 and Y-5.

     (13)(j) Form of Purchase Agreement between Registrant and Compass Distributors, Inc. relating to shares of Class DD-1, Class DD-2, Class DD-3, Class DD-4 and DD-5; and Class EE-1, Class EE-2, Class EE-3, Class EE-4 and Class EE-5.

     (15)(b) Form of Appendix A to Amended and Restated Distribution and Service Plan.